UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-00558
THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: October 31st
Date of reporting period: November 1, 2007 – April 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report April 30, 2008

• Manager Discussions
• Financials

Please note that the responses to the questions: How did the Fund perform? and Why did the Fund perform this way?, represent the views of the portfolio manager(s) of the applicable fund.

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in class A which includes, Sales Charge
Lehman Brothers Government/Credit Bond Index is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks maximum long-term total return.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Advisers A#	7/22/96	-1.95%	7.36%	4.07%	7.20%
Advisers A##	7/22/96	-7.34%	6.15%	3.49%	6.69%
Advisers B#	7/22/96	-2.78%	6.54%	NA *	NA *
Advisers B##	7/22/96	-7.06%	6.23%	NA *	NA *
Advisers C#	7/22/96	-2.64%	6.65%	3.37%	6.48%
Advisers C##	7/22/96	-3.50%	6.65%	3.37%	6.48%
Advisers R3#	7/22/96	-2.30%	7.60%	4.46%	7.61%
Advisers R3##	7/22/96	-2.30%	7.60%	4.46%	7.61%
Advisers R4#	7/22/96	-1.91%	7.70%	4.51%	7.65%
Advisers R4##	7/22/96	-1.91%	7.70%	4.51%	7.65%
Advisers R5#	7/22/96	-1.67%	7.78%	4.55%	7.69%
Advisers R5##	7/22/96	-1.67%	7.78%	4.55%	7.69%
Advisers Y#	7/22/96	-1.54%	7.82%	4.56%	7.70%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Goodkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Advisers Fund returned -7.11%, before sales charge, for the six-month period ended April 30, 2008, versus the returns of -9.63% for the S&P 500 Index, 4.14% for the Lehman Brothers Government/Credit Bond Index and -6.85% for the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
U.S. equity markets fell during the period amid ongoing turmoil in the credit markets, a lowering of corporate earnings estimates, and continued home price declines. Equity markets as measured by the S&P 500 Index were down -9.6%. Risk aversion dominated fixed income markets for the period. Investor anxiety over mortgage-related writedowns, weak earnings from companies in the Financial sector, and the persistence of negative ratings actions resulted in a flight to Treasuries. The credit crunch intensified as lending standards tightened and broad-based delevering occurred which led to the underperformance of all Non-Treasury (i.e. “spread”) sectors. The U.S. Federal Reserve (the “Fed”) cut the federal funds rate by 250 bps during the period and introduced a number of liquidity programs in an effort to alleviate pressures in the credit market and renew investor confidence. In this environment fixed income markets generated positive returns as a flight to quality brought down U.S. Treasury rates, more than offsetting widening spreads (i.e. short and long term interest rates moving farther apart) in non-government sectors. The bond market as measured by the Lehman Brothers Government/Credit Bond Index generated returns of 4.1% during the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portion of the Fund both underperformed their respective benchmarks. Asset allocation detracted from the Fund’s performance as the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income hurt relative (i.e. performance of the Fund as measured against the benchmark) returns during the period.
The equity portion of the Fund underperformed due to a combination of security selection and allocation among sectors. Strong stock selection in Consumer Discretionary and Energy was offset by weaker stock selection in Industrials and Telecommunication Services. Sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, was a detractor during the period due primarily to the Fund’s slight underweight to the strongly performing Energy sector and overweight to lagging Information Technology.
Stocks that detracted the most from relative returns included Schering-Plough (Health Care), UBS (Financials) and Suntech Power (Industrials). Shares of Schering-Plough fell on concerns about the effectiveness of its flagship cholesterol drug Vytorin. UBS experienced losses relating to subprime mortgages, as well as losses in their investment banking division. This forced the company to raise additional dilutive equity capital to help absorb write downs, pushing the stock price lower. China-based solar energy products and services company Suntech Power, a new purchase during the period, posted lower-than expected earnings results due to rising polysilicon costs. Significant detractors from absolute (i.e. total return) returns included General Electric (Industrials), AIG (Financials) and Sprint Nextel (Telecommunication Services).
Stocks that contributed most to performance during the period included Washington Mutual (Financials), Elan (Health Care) and Gazprom (Energy). Shares of consumer and small business banking company Washington Mutual rose after merger speculation and an improving interest-rate environment buoyed the shares. The Fund’s holdings in Elan moved higher after the company reported positive results from its multiple sclerosis drug Tysabri. Vertically integrated Russian gas producer Gazprom is benefiting from rising energy prices and demand growth in primary Russian markets, as well as in exports to Europe. Energy companies Schlumberger, Chesapeake Energy and Hess also contributed to the Fund’s returns on an absolute basis. We continued to hold all six of these stocks at the end of the period.
The fixed income portion of the Fund underperformed its benchmark due to overweight allocations to spread sectors. The Fund’s allocations to mortgage-backed securities (MBS), in particular non-agency MBS, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) all detracted from relative results. Continued declines in the residential real estate market, a lack of market liquidity, and further liquidations by levered investors led to mass selling of non-agency mortgages and the underperformance of these holdings. Concerns over the implications of a recession for commercial real estate put downward pressure on all CMBS valuations. In addition, the Fund’s overweight to the credit sector and security selection within this sector also hurt relative performance. In particular the Fund’s exposure to debt issued by financial corporations detracted from performance as financial institutions announced greater-than-expected structured product and subprime mortgage-related writedowns and disappointing earnings.
What is the outlook?
Based on bottom-up stock decisions, at the end of the period, the equity portion of the Fund held overweight positions in Information Technology, Health Care and Financials and underweight positions in Consumer Staples, Utilities, and Energy relative to the S&P 500 Index.
We believe that the economic deceleration in the U.S. is ongoing and that the probability of a recession has increased with tighter credit conditions. The Fed’s actions have been substantial and market sentiment is improving; however the potential for negative economic news to surprise markets remains. We believe that spread sectors will benefit as the Fed and other policy actions return stability to the financial markets. The fixed income portion of the Fund is positioned with overweight allocations to the credit, MBS, CMBS, and ABS sectors, an underweight to Treasuries, and a modestly short duration posture. Within the credit sector, we believe corporate spreads represent value relative to default expectations. In the MBS sector, mortgage spreads continue to be attractive despite recent tightening, as we anticipate that future policy actions will favor the residential mortgage sector. In the CMBS market, securities are priced for high levels of losses, which we believe are too severe. Lastly, within the ABS sector, auto and credit card deals are also attractive.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of April 30, 2008, the Fund’s equity exposure was at 69% compared to 60% in its benchmark and at the upper end of the 50-70% range, as we expect equities to outperform bonds and cash.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	3.8%
Capital Goods	0.2
Consumer Cyclical	5.7
Consumer Staples	3.4
Energy	6.8
Finance	26.9
General Obligations	0.3
Health Care	10.2
Prerefunded	0.3
Services	9.1
Short-Term Investments	0.7
Technology	18.7
Transportation	0.6
U.S. Government Agencies	1.9
U.S. Government Securities	7.1
Utilities	1.7
Short-Term Investments	11.1
Other Assets and Liabilities	(8.5)

Total	100.0%

Distribution by Category
as of April 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	3.8%
Common Stocks	68.5
Corporate Bonds: Investment Grades	14.1
Municipal Bonds	0.6
Preferred Stocks	0.7
Short-Term Investments	0.7
U.S. Government Agencies	1.9
U.S. Government Securities	7.1
Short-Term Investments	11.1
Other Assets and Liabilities	(8.5)

Total	100.0%

The Hartford Balanced Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/08
Growth of a $10,000 investment in class A which includes, Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation and income.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Balanced Allocation A#	5/28/04	1.39%	7.99%
Balanced Allocation A##	5/28/04	-4.19%	6.45%
Balanced Allocation B#	5/28/04	0.67%	7.19%
Balanced Allocation B##	5/28/04	-3.98%	6.57%
Balanced Allocation C#	5/28/04	0.63%	7.19%
Balanced Allocation C##	5/28/04	-0.30%	7.19%
Balanced Allocation I#	5/28/04	1.79%	8.14%
Balanced Allocation I##	5/28/04	1.79%	8.14%
Balanced Allocation R3#	5/28/04	1.12%	7.86%
Balanced Allocation R3##	5/28/04	1.12%	7.86%
Balanced Allocation R4#	5/28/04	1.44%	7.99%
Balanced Allocation R4##	5/28/04	1.44%	7.99%
Balanced Allocation R5#	5/28/04	1.74%	8.09%
Balanced Allocation R5##	5/28/04	1.74%	8.09%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Allocation Fund returned -5.23%, before sales charge, for the six-month period ended April 30, 2008, versus -5.35% for the Lipper Mixed-Asset Target Allocation Moderate Funds average, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes, high yield bonds, and emerging market debt. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth stocks over value stocks, and large-cap stocks over small-cap stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from Fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

DJ Wilshire REIT ETF	0.1%
The Hartford Capital Appreciation Fund, Class Y	17.0
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Disciplined Equity Fund, Class Y	4.0
The Hartford Equity Income Fund, Class Y	5.6
The Hartford Floating Rate Fund, Class Y	5.4
The Hartford Global Growth Fund, Class Y	4.1
The Hartford Growth Fund, Class Y	0.4
The Hartford Income Fund, Class Y	12.9
The Hartford Inflation Plus Fund, Class Y	7.1
The Hartford International Opportunities Fund, Class Y	4.1
The Hartford International Small Company Fund, Class Y	4.0
The Hartford Select MidCap Value Fund, Class Y	1.5
The Hartford Select SmallCap Value Fund, Class Y	2.4
The Hartford Short Duration Fund, Class Y	5.1
The Hartford Small Company Fund, Class Y	3.7
The Hartford Strategic Income Fund, Class Y	1.7
The Hartford Total Return Bond Fund, Class Y	7.4
The Hartford Value Fund, Class Y	11.9
SPDR DJ Wilshire International Real Estate ETF	0.5
Other Assets and Liabilities	0.2

Total	100.0%

The Hartford Balanced Income Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview (1) 7/31/06 — 4/30/08
Growth of a $10,000 investment in class A which includes, Sales Charge
Lehman Brothers Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Lehman Brothers U.S. Aggregate Bond Index.
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
Investment objective — Seeks to provide current income with growth of capital as a secondary objective.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Balanced Income A#	7/31/06	-0.82%	5.93%
Balanced Income A##	7/31/06	-6.27%	2.56%
Balanced Income B#	7/31/06	-1.63%	5.11%
Balanced Income B##	7/31/06	-6.40%	2.89%
Balanced Income C#	7/31/06	-1.59%	5.11%
Balanced Income C##	7/31/06	-2.54%	5.11%
Balanced Income Y#	7/31/06	-0.46%	6.28%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	Scott I. St. John, CFA	John R. Ryan, CFA*
Senior Vice President	Vice President	Senior Vice President, Partner
W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Vice President	Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Balanced Income Fund returned -3.22%, before sales charge, for the six-month period ended April 30, 2008, versus the returns of -9.83% for the Russell 1000 Value Index, 1.52% for the Lehman Brothers Corporate Index and -5.35% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash and cash equivalents.
Why did the Fund perform this way?
U.S. equity markets were weak during the period due to continued disruptions in the credit markets. As the U.S. economy continued to slide into recession, investors abruptly lost their appetite for risk and companies with balance sheet leverage or uncertain financing needs saw significant erosion in their equity market value. The worries climaxed in March with the near collapse of a major investment bank and several bond insurers. However, equity markets experienced a sharp rebound in April as the Federal Reserve (the “Fed”) acted aggressively to soften the economic slowdown and increase liquidity in financial markets. The Russell 1000 Value Index fell -9.83% for the six months ended April 30, 2008. Risk aversion also dominated fixed income markets for the period. Investor anxiety over mortgage-related writedowns, weak earnings from companies in the Financials sector, and the persistence of negative ratings actions resulted in a flight to the relative safety of Treasuries. The credit crunch intensified as lending standards tightened and broad-based reductions in debt occurred, which led to the underperformance of all riskier sectors. The Fed cut the federal funds rate by 250 bps during the period and introduced a number of liquidity programs in an effort to alleviate pressures in the credit market and renew investor confidence. In this environment of declining Treasury rates, fixed income markets posted positive absolute (i.e. total return) returns with the Lehman Aggregate Bond Index gaining 4.08% for the period.
The equity portion of the Fund outperformed its benchmark due to both sector allocation and stock selection. The Fund benefited from underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in the lagging Financials and Information Technology sectors and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Utilities and

Consumer Staples. Additionally, strong stock selection in Financials and Telecommunication Services contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) returns. Stock selection was weaker in the Energy, Materials, and Industrials sectors, detracting from relative returns.
Top relative contributors to the equity portion of the Fund included Citigroup (Financials), BP (Energy), and U.S. Bancorp (Financials). Citigroup’s stock continued to decline in the wake of the subprime crisis and related credit market disruptions that began in August 2007. We did not own the stock for much of the period, which helped our relative performance. Shares of BP continue to benefit from higher crude oil prices. BP’s new management team is focused on improving execution and operational efficiencies in oil production. U.S. Bancorp’s shares outperformed as the bank has relatively lower credit risk than some other banking institutions. Top contributors to absolute results also included JPMorgan Chase (Financials) and Chevron (Energy). We continued to hold positions in all of these stocks at the end of the period.
The largest detractors from benchmark-relative returns in the equity portion of the Fund were UBS (Financials), ExxonMobil (Energy), and Bristol-Myers Squibb (Health Care). UBS’s shares declined due to general concerns about liquidity and the company’s exposure to sub-prime. Shares of ExxonMobil rose slightly during the period, but we were underweight the stock, hurting relative results. Bristol-Meyers Squibb was negatively impacted by concerns about the company’s new drug development pipeline and upcoming generic competition. Among the largest detractors on an absolute basis were General Electric (Industrials), Bank of America (Financials), and Verizon Communications (Telecommunications Services). We eliminated our positions in UBS and ExxonMobil during the period but continued to hold the other stocks as of period-end.
The Fund’s fixed income allocation outperformed its benchmark primarily due to the Fund’s underweight to investment grade credit and non-dollar positions. A decline in risk appetite, ratings downgrades, and a lack of market liquidity all pressured spreads wider relative to Treasuries for corporate bonds during the period, and the Fund’s underweight to this sector was additive. Also contributing positively to performance was the Fund’s positioning for interest rates to rise in Canada and Australia versus U.S. rates based on expectations of elevated relative growth and inflation in these countries. During the period, U.S. rates declined by more than rates in Canada and Australia, boosting the Fund’s performance. Security selection within the Fund’s high yield allocation was also modestly additive. Detracting from these results were the Fund’s allocation to commercial mortgage-backed securities (CMBS) and security selection within the investment grade credit sector. In particular the Fund’s overweight exposure to debt issued by financial corporations, specifically brokers and real estate investment trusts (“REITS”), detracted from performance.
Asset allocation was slightly negative during the period due to the Fund’s slight overweight to equities and modest underweight to fixed income.
What is the outlook?
Our equity outlook is based on the view that the U.S. economy has dimmed considerably. There has been downside movement to our “mild ramp-down” case as falling home prices, rising food and energy costs, and declining consumer confidence have led to a pull back in stock prices, particularly for companies involved with selling to consumers. We believe that a mild recession is in market prices now, but the risks of deeper recession have risen.
We believe the outcome in the U.S. is somewhat binary - either a deep recession is in the cards, or all the central bank actions work to avoid the meltdown and a boom is re-ignited on a global basis. In the U.S., Fed action has been impressive. The U.K. and European economies are decelerating, and many countries have a number of financial issues to digest. Japan is sluggish, while Asia and the emerging markets remain strong. In the equity portfolio, we are maintaining our defensive positioning and keeping flexibility in the Fund to move in either direction. Our equity exposure favors the Utilities and Consumer Staples sectors; we are most underweight Consumer Discretionary and Industrials.
Our fixed income positioning is based on the expectation that we are likely to see evidence of a mild recession in the U.S. and a slowing of global economies — a view that is already largely priced into the market. Ultimately we believe that the economy will recover; however the full impact of reduced rates will not be evident for some time. The Fed has taken significant actions to increase liquidity in financial markets and we believe that these actions will be successful in alleviating the credit crunch. As a result, we are maintaining a neutral duration posture. Within the credit sector, corporate valuations are attractive and balance sheets remain healthy. Current spread levels relative to Treasuries reflect valuations consistent with past recessions and we see the best value in BBB-rated bonds and new issues. CMBS are priced for severe loss levels which we believe are unrealistic. We find valuations for high-quality CMBS to be attractive and will maintain the Fund’s allocation. Emerging Market bonds continue to benefit from solid macroeconomic fundamentals. We expect to see falling bond yields and currency appreciation in select emerging market countries. In contrast, high yield valuations are less attractive relative to investment grade opportunities. We hold a neutral allocation to the high yield sector consisting of a diversified basket of select issuers.
The equity and fixed income managers continue to work collaboratively to make decisions regarding portfolio weights in equities and fixed income. At the end of the period, the Fund was neutrally positioned in both equities and fixed income relative to its benchmark.

*	It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the Fund.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.9%
Capital Goods	0.7
Consumer Cyclical	4.7
Consumer Staples	4.3
Energy	9.6
Finance	34.3
Foreign Governments	5.2
Health Care	5.5
Services	4.5
Technology	10.9
Transportation	0.4
U.S. Government Securities	0.3
Utilities	10.2
Short-Term Investments	2.8
Other Assets and Liabilities	0.7

Total	100.0%

Distribution by Category
as of April 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	2.5%
Common Stocks	44.8
Corporate Bonds: Investment Grades	40.3
Corporate Bonds: Non-Investment Grades	8.6
U.S. Government Securities	0.3
Short-Term Investments	2.8
Other Assets and Liabilities	0.7

Total	100.0%

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Capital Appreciation A#	7/22/96	8.07%	19.14%	11.51%	18.05%
Capital Appreciation A##	7/22/96	2.12%	17.80%	10.88%	17.49%
Capital Appreciation B#	7/22/96	7.21%	18.22%	NA *	NA *
Capital Appreciation B##	7/22/96	2.35%	18.01%	NA *	NA *
Capital Appreciation C#	7/22/96	7.29%	18.33%	10.75%	17.26%
Capital Appreciation C##	7/22/96	6.31%	18.33%	10.75%	17.26%
Capital Appreciation I#	7/22/96	8.40%	19.26%	11.57%	18.10%
Capital Appreciation I##	7/22/96	8.40%	19.26%	11.57%	18.10%
Capital Appreciation R3#	7/22/96	7.66%	19.45%	11.93%	18.52%
Capital Appreciation R3##	7/22/96	7.66%	19.45%	11.93%	18.52%
Capital Appreciation R4#	7/22/96	8.11%	19.57%	11.99%	18.57%
Capital Appreciation R4##	7/22/96	8.11%	19.57%	11.99%	18.57%
Capital Appreciation R5#	7/22/96	8.35%	19.65%	12.03%	18.60%
Capital Appreciation R5##	7/22/96	8.35%	19.65%	12.03%	18.60%
Capital Appreciation Y#	7/22/96	8.51%	19.70%	12.05%	18.62%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund returned -7.76%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 3000 Index, which returned -9.82%, and the -10.20% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After rising for five consecutive fiscal years, equity markets, as measured by the Russell 3000 Index, fell during the last six months of the period as equity investors sought to shed risk in response to increasing concerns about the financial system and a potential U.S. recession. The extended credit crunch contributed to the near collapse of the large investment bank Bear Stearns. The U.S. Federal Reserve intervened to sponsor an acquisition of Bear Stearns, lowered the federal funds rate, and introduced multiple programs aimed at improving liquidity. Weakness was broad-based as every sector but one in the Russell 3000 Index declined. Financials (-18%), Information Technology (-16%), and Consumer Discretionary (-14%) posted the largest losses. Energy was the only sector to advance, gaining 6% during the period as oil prices continued to push higher on rising demand from emerging economies and concerns about declining supplies. Materials (-1%) and Consumer Staples (-1%) also performed relatively well during the period.
Relative (i.e. performance of the Fund as measured against the benchmark) performance was driven primarily by positive stock selection in seven of ten sectors. Allocation was also a modest positive as the Fund benefited from its overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Materials stocks and its underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials stocks. Selection was strongest in the Information Technology and Materials sectors. Top Information Technology picks included credit card processors Visa and MasterCard, which benefited from high transaction volumes, and consumer electronics company Apple, shares of which were bought on weakness during the period and subsequently rose. Strong relative performance in the Materials sector was due in part to positions in steelmaker U.S. Steel and mining companies Vale and Rio Tinto, which continue to benefit from rising global commodity prices. Other top relative and absolute (i.e. total return) contributors included oilfield services company Halliburton, Brazilian integrated oil firm Petrol Brasileiros, and a recently established position in retail bank and mortgage company Washington Mutual.
The Fund lagged the benchmark in the Health Care, Financials, and Utilities sectors. In Health Care, our positions in drug maker Schering-Plough and HMO UnitedHealth Group detracted from results. Shares of Schering-Plough fell on concerns about the effectiveness of its flagship cholesterol drug Vytorin. We continue to hold Schering-Plough based on the belief that the Vytorin concerns are overblown, the company maintains a robust drug pipeline, and expected synergies from its acquisition of Organon Biosciences should be accretive (i.e. additive to earnings per share). UnitedHealth Group was impacted by sector-wide concerns of increasing medical claims rates and physician cost estimates. In spite of the market’s concerns regarding the sector, we believe somewhat higher cost trends and slowing enrollment growth are more than discounted in the stock price. Financials results were hurt by a position in Turkish bank Akbank and by an overweight exposure to Citigroup. Relative results also suffered as the Fund did not hold a position in rising ExxonMobil shares.
What is the outlook?
We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. We see attractive investment opportunities in the Materials sector, which represented our largest exposure relative to the benchmark at period-end. Top holdings include steel company U.S. Steel and mining companies Vale and Vedanta Resources. Information Technology was the largest absolute weight in the Fund at the end of the period, with top positions in IBM and Google. The Fund has nearly no exposure to the Utilities sector, and retains lower-than-benchmark weightings in Consumer Staples, Health Care, and Financials.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	16.7%
Capital Goods	6.1
Consumer Cyclical	7.6
Consumer Staples	2.3
Energy	10.7
Finance	16.6
Health Care	5.5
Services	3.2
Technology	21.8
Transportation	0.6
Utilities	1.7
Short-Term Investments	12.6
Other Assets and Liabilities	(5.4)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Australia	0.4%
Austria	0.9
Belgium	0.2
Brazil	4.8
Canada	3.2
China	2.8
Egypt	0.6
France	1.0
Germany	0.7
Hong Kong	0.5
India	0.7
Israel	0.9
Japan	0.8
Luxembourg	1.6
Norway	0.9
South Africa	0.8
Switzerland	3.6
Taiwan	1.5
United Kingdom	4.1
United States	62.8
Short-Term Investments	12.6
Other Assets and Liabilities	(5.4)

Total	100.0%

The Hartford Capital Appreciation II Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/29/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Capital Appreciation II A#	4/29/05	1.14%	15.04%
Capital Appreciation II A##	4/29/05	-4.43%	12.89%
Capital Appreciation II B#	4/29/05	0.28%	14.12%
Capital Appreciation II B##	4/29/05	-4.36%	13.35%
Capital Appreciation II C#	4/29/05	0.36%	14.23%
Capital Appreciation II C##	4/29/05	-0.57%	14.23%
Capital Appreciation II I#	4/29/05	1.49%	15.25%
Capital Appreciation II I##	4/29/05	1.49%	15.25%
Capital Appreciation II R3#	4/29/05	0.70%	15.05%
Capital Appreciation II R3##	4/29/05	0.70%	15.05%
Capital Appreciation II R4#	4/29/05	1.20%	15.27%
Capital Appreciation II R4##	4/29/05	1.20%	15.27%
Capital Appreciation II R5#	4/29/05	1.41%	15.40%
Capital Appreciation II R5##	4/29/05	1.41%	15.40%
Capital Appreciation II Y#	4/29/05	1.55%	15.48%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers Michael T. Carmen, CFA, CPA	David W. Palmer, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Vice President	Senior Vice President, Partner
Nicolas M. Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation II Fund returned -13.36%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 3000 Index, which returned -9.82%, and the -11.51% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After rising for five consecutive fiscal years, equity markets, as measured by the Russell 3000 Index, fell during the last six months of the period as equity investors sought to shed risk in response to increasing concerns about credit markets and a potential U.S. recession. The extended credit crunch contributed to the near collapse of the large investment bank Bear Stearns. The U.S. Federal Reserve intervened to sponsor an acquisition of Bear Stearns, lowered the federal funds rate, and introduced multiple programs aimed at improving liquidity. Weakness was broad-based as every sector but one in the Russell 3000
Index declined. Financials (-18%), Information Technology (-16%), and Consumer Discretionary (-14%) posted the largest losses. Energy was the only sector to advance, gaining 6% during the period as oil prices continued to push higher on rising demand from emerging economies and concerns about declining supplies. Materials (-1%) and Consumer Staples (-1%) also performed relatively well during the period.
The Fund’s underperformance reflected weak stock selection across seven of ten economic sectors, particularly in Health Care, Industrials, and Financials. This was partially offset by stronger stock selection in the Materials and Information Technology sectors. Allocation among sectors, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, was modestly positive as the Fund benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in rising Materials stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in lagging Financials stocks. The largest detractors during the period on a relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) basis were Schering-Plough,

Focus Media, and Google. Shares of pharmaceutical company Schering-Plough fell on concerns about the effectiveness of its flagship cholesterol drug Vytorin. We continue to hold the stock based on the belief that the Vytorin concerns are overblown, the company maintains a robust drug pipeline, and expected synergies from its acquisition of Organon Biosciences should be accretive (i.e. additive to earnings per share). Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting issues, and mobile spamming. We believe the risk/reward potential for the stock remains attractive given the firm’s strong market position in the rapidly expanding Chinese media and advertising markets. Internet search firm Google saw its shares fall on fears that advertising revenues will decelerate as a result of more modest cost-per-click increases and slowing consumer demand. We reduced the position based on the belief that growth will slow more than expected in 2008 and rising expenses could weigh on earnings.
The Fund’s top contributors on a relative and absolute basis were all in the Energy and Materials sectors. Coal producer Arch Coal saw material price increases due to extremely tight global coal markets brought on by strong developing world demand and supply disruptions in China and Australia. Steel maker U.S. Steel, with operations in the U.S., Canada, and Central Europe, is benefiting from rising global demand, pushing prices and margins higher. U.S. Steel’s vertical integration should allow continued leverage to these positive trends. Independent natural gas company Chesapeake Energy raised its production forecasts for 2008 and 2009, citing higher recovery expectations and increased drilling activity levels. The company’s strong asset base and low-cost structure should leave it well-positioned for continued high energy prices. Uralkali, a Russian producer of potash, saw its shares gain on higher fertilizer price expectations. We remain positive on the stock due to a supportive pricing environment, global secular demand growth, and limited expected capacity additions in the potash market.
What is the outlook?
The Hartford Capital Appreciation II Fund is a multi-managed Fund with an opportunistic investment approach. The Fund’s managers pursue diverse and complementary investment strategies, with fundamental, bottom-up research as the foundation for portfolio construction. As a result of this bottom-up stock selection, the Fund ended the period with greater-than-benchmark weights in Materials, Industrials, and Health Care stocks and less-than-benchmark weights in Consumer Staples, Financials, and Utilities. Our largest absolute sector weights at period-end were in the Information Technology, Industrials, and Health Care sectors.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	14.8%
Capital Goods	6.9
Consumer Cyclical	5.5
Consumer Staples	4.2
Energy	8.8
Finance	16.0
Health Care	13.2
Services	6.5
Technology	17.5
Transportation	1.9
Utilities	0.7
Short-Term Investments	10.5
Other Assets and Liabilities	(6.5)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Australia	0.2%
Brazil	3.0
Canada	4.0
China	1.6
Egypt	0.7
Finland	0.8
France	2.4
Germany	0.5
Hong Kong	0.5
Indonesia	0.4
Ireland	0.6
Israel	0.5
Japan	2.3
Luxembourg	0.7
Mexico	0.1
Netherlands	1.0
Norway	0.9
Russia	0.8
South Africa	0.6
Sweden	0.7
Switzerland	2.1
United Kingdom	3.7
United States	67.9
Short-Term Investments	10.5
Other Assets and Liabilities	(6.5)

Total	100.0%

The Hartford Checks and Balances Fund
(advised by Hartford Investment Financial Services, LLC)
Performance Overview(1) 5/31/07 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total capitalization.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation and income.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	Since
	Date	Inception

Checks and Balances A#	5/31/07	1.50%
Checks and Balances A##	5/31/07	-4.08%
Checks and Balances B#	5/31/07	0.87%
Checks and Balances B##	5/31/07	-4.10%
Checks and Balances C#	5/31/07	0.88%
Checks and Balances C##	5/31/07	-0.11%
Checks and Balances I#	2/29/08	1.57%
Checks and Balances I##	2/29/08	1.57%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Checks and Balances Fund returned -3.85%, before sales charge, for the six-month period ended April 30, 2008, versus -6.85% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, -9.63% for the S&P 500 Index, and -9.82% for the Russell 3000 Index.
Why did the Fund perform this way?
The Fund makes equal allocations of its assets to a combination of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.
The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund. The Hartford Capital Appreciation Fund’s performance detracted most from relative performance.

What is your outlook?
The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to the individual pages of each Underlying Fund for additional information.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	32.8%
The Hartford Dividend and Growth Fund, Class Y	32.8
The Hartford Total Return Bond Fund, Class Y	32.6
Other Assets and Liabilities	1.8

Total	100.0%

The Hartford Conservative Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks current income and long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Conservative Allocation A#	5/28/04	1.59%	6.32%
Conservative Allocation A##	5/28/04	-4.00%	4.80%
Conservative Allocation B#	5/28/04	0.79%	5.61%
Conservative Allocation B##	5/28/04	-3.91%	4.96%
Conservative Allocation C#	5/28/04	0.81%	5.60%
Conservative Allocation C##	5/28/04	-0.13%	5.60%
Conservative Allocation I#	5/28/04	1.82%	6.44%
Conservative Allocation I##	5/28/04	1.82%	6.44%
Conservative Allocation R3#	5/28/04	1.11%	6.14%
Conservative Allocation R3##	5/28/04	1.11%	6.14%
Conservative Allocation R4#	5/28/04	1.56%	6.30%
Conservative Allocation R4##	5/28/04	1.56%	6.30%
Conservative Allocation R5#	5/28/04	1.82%	6.39%
Conservative Allocation R5##	5/28/04	1.82%	6.39%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Conservative Allocation Fund returned -3.13%, before sales charge, for the six-month period ended April 30, 2008, versus -2.29% for the Lipper Mixed-Asset Target Allocation Conservative Funds category, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes and intermediate-maturity bonds. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth stocks over value stocks, and large-cap stocks over small-cap stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from Fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

DJ Wilshire REIT ETF	0.2%
The Hartford Capital Appreciation Fund, Class Y	12.6
The Hartford Capital Appreciation II Fund, Class Y	1.6
The Hartford Disciplined Equity Fund, Class Y	4.9
The Hartford Equity Income Fund, Class Y	7.8
The Hartford Floating Rate Fund, Class Y	6.0
The Hartford Global Growth Fund, Class Y	3.2
The Hartford Growth Fund, Class Y	1.1
The Hartford High Yield Fund, Class Y	1.0
The Hartford Income Fund, Class Y	11.7
The Hartford Inflation Plus Fund, Class Y	11.8
The Hartford International Opportunities Fund, Class Y	2.1
The Hartford International Small Company Fund, Class Y	2.4
The Hartford Money Market Fund, Class Y	1.1
The Hartford Select MidCap Value Fund, Class Y	1.0
The Hartford Select SmallCap Value Fund, Class Y	2.0
The Hartford Short Duration Fund, Class Y	13.9
The Hartford Strategic Income Fund, Class Y	3.6
The Hartford Total Return Bond Fund, Class Y	10.5
The Hartford Value Opportunities Fund, Class Y	1.0
SPDR DJ Wilshire International Real Estate ETF	0.2
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Disciplined Equity A#	4/30/98	-7.04%	9.41%	3.69%	3.69%
Disciplined Equity A##	4/30/98	-12.15%	8.18%	3.10%	3.10%
Disciplined Equity B#	4/30/98	-7.61%	8.66%	NA *	NA *
Disciplined Equity B##	4/30/98	-12.23%	8.37%	NA *	NA *
Disciplined Equity C#	4/30/98	-7.68%	8.65%	2.98%	2.98%
Disciplined Equity C##	4/30/98	-8.60%	8.65%	2.98%	2.98%
Disciplined Equity R3#	4/30/98	-7.25%	9.74%	4.11%	4.11%
Disciplined Equity R3##	4/30/98	-7.25%	9.74%	4.11%	4.11%
Disciplined Equity R4#	4/30/98	-6.92%	9.85%	4.16%	4.16%
Disciplined Equity R4##	4/30/98	-6.92%	9.85%	4.16%	4.16%
Disciplined Equity R5#	4/30/98	-6.72%	9.93%	4.19%	4.19%
Disciplined Equity R5##	4/30/98	-6.72%	9.93%	4.19%	4.19%
Disciplined Equity Y#	4/30/98	-6.58%	9.97%	4.22%	4.22%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
James A. Rullo, CFA	Mammem Chally, CFA
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Disciplined Equity Fund returned -10.59%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P 500 Index, which returned -9.63%, and the -10.59% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
U.S. equity markets fell during the period amid ongoing turmoil in the credit markets, a lowering of corporate earnings estimates, and continued home-price declines. The U.S. Federal Reserve (the “Fed”) acted aggressively to soften an economic slowdown by lowering the federal funds rate and introducing multiple programs aimed at improving liquidity within the U.S. financial systems. Amid the concern, however, investors found some cause for optimism based on the assertiveness of the Fed, which proved willing to intervene to ensure the orderly functioning of U.S. financial markets. Weakness was widespread during the period as every sector but one in the S&P 500 Index fell during the period. Financials (-20%), Information Technology (-15%), and Telecommunication Services (-13%) posted the largest losses. Energy was the only sector to advance, gaining 6% during the period as oil prices continued to push higher on rising demand from emerging economies and concerns about declining supplies. Consumer Staples (-0.5%) and Materials (-2%) also performed relatively well during the period.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance was due largely to allocation among sectors, which is a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Our below-benchmark allocations to Energy, Consumer Staples, and Industrials all had a negative impact on relative results. Stock selection was strong in the Financials, Materials, and Information Technology sectors but was offset by weaker results in Health Care, Consumer Discretionary, and Consumer Staples.
The largest detractors on a relative basis were Schering-Plough (Health Care), WellPoint (Health Care), and Marathon Oil (Energy). Shares of pharmaceutical company Schering-Plough declined on concerns about the effectiveness of Vytorin, a cholesterol drug that was developed in partnership with Merck. Managed healthcare insurance provider WellPoint cut 2008 guidance citing an underestimation of medical cost trends, pushing its shares lower. We reduced our position. Shares of integrated oil company Marathon Oil declined as the company indicated higher than expected spending to develop new energy sources and reduced guidance for the year. We continued to hold all three stocks at the end of the period. Other top detractors from relative and absolute (i.e. total return) returns included UnitedHealth Group (Health Care) and Goldman Sachs (Financials).
Top relative contributors to performance during the period were Occidental Petroleum (Energy), Mosaic (Materials), and Assurant (Financials). Oil and gas company Occidental Petroleum reported better-than-expected quarterly earnings driven by strong crude oil prices, sending its shares higher. Mosaic, one of the world’s largest makers of phosphates for fertilizer, saw it’s shares rise during the period as consensus estimates increased due to strong demand for grains and oilseeds. Shares of Assurant, which provides specialized insurance products in the U.S. and internationally, rose after the company reported better than expected earnings, mostly driven by growth in its Special Property segment. Other top relative and absolute contributors included U.S. Steel (Materials) and Visa (Information Technology). We continued to own all five stocks at the end of the period.
What is the outlook?
The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Information Technology, and Utilities sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Industrials, Energy, and Materials sectors.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	2.8%
Capital Goods	4.4
Consumer Cyclical	10.8
Consumer Staples	4.8
Energy	11.9
Finance	21.8
Health Care	12.1
Services	7.1
Technology	18.8
Utilities	4.7
Short-Term Investments	4.0
Other Assets and Liabilities	(3.2)

Total	100.0%

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Dividend & Growth A#	7/22/96	-1.40%	12.77%	6.07%	9.81%
Dividend & Growth A##	7/22/96	-6.82%	11.51%	5.47%	9.28%
Dividend & Growth B#	7/22/96	-2.29%	11.81%	NA *	NA *
Dividend & Growth B##	7/22/96	-6.87%	11.55%	NA *	NA *
Dividend & Growth C#	7/22/96	-2.11%	11.97%	5.34%	9.05%
Dividend & Growth C##	7/22/96	-3.03%	11.97%	5.34%	9.05%
Dividend & Growth I#	7/22/96	-1.04%	12.89%	6.13%	9.86%
Dividend & Growth I##	7/22/96	-1.04%	12.89%	6.13%	9.86%
Dividend & Growth R3#	7/22/96	-1.80%	13.02%	6.47%	10.23%
Dividend & Growth R3##	7/22/96	-1.80%	13.02%	6.47%	10.23%
Dividend & Growth R4#	7/22/96	-1.39%	13.14%	6.53%	10.28%
Dividend & Growth R4##	7/22/96	-1.39%	13.14%	6.53%	10.28%
Dividend & Growth R5#	7/22/96	-1.09%	13.23%	6.57%	10.32%
Dividend & Growth R5##	7/22/96	-1.09%	13.23%	6.57%	10.32%
Dividend & Growth Y#	7/22/96	-1.00%	13.27%	6.59%	10.33%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Dividend and Growth Fund returned -6.46%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P 500 Index, which returned -9.63%, and the -9.01% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. bond and housing markets. Large cap equities (-9.6%) outpaced small cap stocks (-12.9%) but underperformed mid caps (-7.0%) as represented by the S&P 500 Index, Russell 2000 Index and S&P MidCap 400 Index, respectively. During the six-month period, Financials (-20.1%) and Information Technology (-15.3%) were the weakest sectors within the broad market, as represented by the S&P 500 Index, while Energy (+5.7%) and Consumer Staples (-0.5%) were stronger in comparison. The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index was due to both favorable sector allocation and positive stock selection. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Energy and underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Information Technology contributed positively to benchmark relative performance. Strong stock selection in the Information Technology, Telecommunications Services, Consumer Staples, and Consumer Discretionary sectors drove relative outperformance but was modestly offset by weaker security selection in the Materials and Financials sectors.

During the period, the Fund’s top three contributors to relative performance were Total (Energy), EnCana (Energy), and Agrium (Materials). Shares in Total, the large French integrated oil company, rose due to strong oil prices, which boosted revenue. Agrium, the largest agricultural retailer in the U.S. and a major producer of nitrogen, phosphate, and potash fertilizers, benefited from the strong run up in fertilizer prices. EnCana, a Canadian gas producer, benefited from better-than-expected earnings on output and price increases. Other contributors to relative and absolute (i.e. total return) performance included Wal-Mart Stores (Consumer Staples) and Chevron (Energy). We held all positions at the end of the period.
The top relative detractors from performance during the period included Schering-Plough (Health Care), UBS (Financials), and MBIA (Financials). Schering-Plough’s shares declined on concerns about the effectiveness of its flagship cholesterol drug Vytorin. We believe the Vytorin concerns are overblown and continue to hold the position. UBS experienced losses relating to subprime mortgages, as well as losses in their investment banking division. This forced the company to raise additional dilutive equity capital to help absorb write downs, pushing the stock price lower. Shares of the MBIA fell with the declining market value of its insured credit derivatives portfolio, raising concerns about the stability of U.S. financial markets, and disclosure of its full exposure to mortgage related securities. In addition, Citigroup (Financials) was among the top detractors from absolute performance. The company suffered from write-downs on subprime mortgages and bonds, which led to two straight quarters of losses that weighed heavily on the stock. At the end of the period we continued to hold UBS, MBIA, and Citigroup.
What is the outlook?
Our discipline is focused on identifying industries where supply/demand characteristics remain favorable. We remain overweight Energy, as global demand remains strong and supply is constrained. Also, we continue to see favorable supply/demand characteristics in the agriculture markets as food inflation continues to rise.
Based on these views and our bottom-up (i.e. stock by stock fundamental research) stock selection, at the end of the period, relative to the S&P 500 Index, the Fund was overweight Energy, Materials, Utilities, and Telecommunication Services and underweight Information Technology, Financials, Consumer Discretionary, and Health Care.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	7.3%
Capital Goods	3.7
Consumer Cyclical	7.2
Consumer Staples	4.8
Energy	18.0
Finance	13.4
Health Care	10.6
Services	8.1
Technology	15.6
Transportation	1.2
Utilities	5.6
Short-Term Investments	12.1
Other Assets and Liabilities	(7.6)

Total	100.0%

The Hartford Equity Growth Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Equity Growth Allocation A#	5/28/04	-0.54%	10.27%
Equity Growth Allocation A##	5/28/04	-6.01%	8.70%
Equity Growth Allocation B#	5/28/04	-1.25%	9.53%
Equity Growth Allocation B##	5/28/04	-5.73%	8.94%
Equity Growth Allocation C#	5/28/04	-1.16%	9.54%
Equity Growth Allocation C##	5/28/04	-2.06%	9.54%
Equity Growth Allocation I#	5/28/04	-0.11%	10.45%
Equity Growth Allocation I##	5/28/04	-0.11%	10.45%
Equity Growth Allocation R3#	5/28/04	-0.72%	10.18%
Equity Growth Allocation R3##	5/28/04	-0.72%	10.18%
Equity Growth Allocation R4#	5/28/04	-0.47%	10.29%
Equity Growth Allocation R4##	5/28/04	-0.47%	10.29%
Equity Growth Allocation R5#	5/28/04	-0.20%	10.41%
Equity Growth Allocation R5##	5/28/04	-0.20%	10.41%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Equity Growth Allocation Fund returned -10.07%, before sales charge, for the six-month period ended April 30, 2008, versus -9.63% for the S&P 500 Index, and -10.20% for the Lipper Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth stocks over value stocks, and large-cap stocks over small-cap stocks.

The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from our fund selection decisions. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	23.0%
The Hartford Capital Appreciation II Fund, Class Y	0.5
The Hartford Disciplined Equity Fund, Class Y	7.3
The Hartford Dividend and Growth Fund, Class Y	0.7
The Hartford Equity Income Fund, Class Y	4.2
The Hartford Global Growth Fund, Class Y	6.9
The Hartford Growth Fund, Class Y	1.2
The Hartford Growth Opportunities Fund, Class Y	6.1
The Hartford International Opportunities Fund, Class Y	6.2
The Hartford International Small Company Fund, Class Y	6.5
The Hartford Select MidCap Value Fund, Class Y	4.4
The Hartford Select SmallCap Value Fund, Class Y	7.4
The Hartford Small Company Fund, Class Y	5.4
The Hartford Stock Fund, Class Y	1.4
The Hartford Value Fund, Class Y	17.9
SPDR DJ Wilshire International Real Estate ETF	0.8
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford Equity Income Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 8/28/03 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a high level of current income consistent with growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Equity Income A#	8/28/03	-3.47%	10.47%
Equity Income A##	8/28/03	-8.78%	9.14%
Equity Income B#	8/28/03	-4.32%	9.55%
Equity Income B##	8/28/03	-8.92%	9.24%
Equity Income C#	8/28/03	-4.14%	9.70%
Equity Income C##	8/28/03	-5.06%	9.70%
Equity Income I#	8/28/03	-3.12%	10.58%
Equity Income I##	8/28/03	-3.12%	10.58%
Equity Income R3#	8/28/03	-3.79%	10.76%
Equity Income R3##	8/28/03	-3.79%	10.76%
Equity Income R4#	8/28/03	-3.45%	10.86%
Equity Income R4##	8/28/03	-3.45%	10.86%
Equity Income R5#	8/28/03	-3.18%	10.96%
Equity Income R5##	8/28/03	-3.18%	10.96%
Equity Income Y#	8/28/03	-3.09%	11.00%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA	John R. Ryan, CFA*
Vice President	Vice President	Vice President	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Equity Income Fund returned -7.19%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 1000 Value Index, which returned -9.83%, and the -9.01% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The U.S. equity markets were weak during the period due to continued disruptions in the credit markets. Investors abruptly lost their appetite for risk, and companies with balance sheet leverage or uncertain financing needs saw significant erosion in their equity market value. The worries climaxed in March with the near collapse of a major investment bank and several bond insurers. However, the equity markets experienced a sharp rebound in April when the Federal Reserve (the “Fed”) acted aggressively to soften the economic slowdown and increase liquidity in the financial markets.
Within the Fund’s Russell 1000 Value Index benchmark, Energy was the only sector that posted positive returns. Information Technology, Financials and Consumer Discretionary were significant laggards. Mid cap stocks outperformed small cap and large cap stocks as measured by the S&P MidCap 400 Index (-7.0%), Russell 2000 Index (-12.9%) and S&P 500 Index (-9.6%), respectively. Value stocks slightly underperformed growth stocks, as measured by the Russell 1000 Value Index (-9.8%) and Russell 1000 Growth Index (-9.3%).
While the Fund’s investment strategy is based on bottom-up (i.e. stock by stock fundamental research) fundamental research on each company, the primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Utilities and Consumer Staples. In addition, stock selection also contributed significantly to the Fund’s relative performance. Stock selection was strongest within Financials and Telecommunications Services and weakest within Energy, Consumer Staples and Materials. Among the top contributors to absolute (i.e. total return) and relative performance were Energy stocks Chevron and BP, Financials stock Citigroup and Industrials stock Trane. Both Chevron and BP’s shares continue to benefit from higher crude oil prices. BP’s new management team is focused on improving execution and operational efficiencies for oil production. Citigroup’s stock continued to decline in the wake of the credit crunch that began in August 2007. We did not own the stock for much of the period which helped our relative performance. Trane, a global manufacturer of commercial and residential heating, ventilation and air conditioning (HVAC) agreed to be acquired by Ingersoll-Rand. We eliminated Trane and held on to the other three stocks at the end of the period.
Among the top detractors from absolute and relative performance were Financials stocks UBS and Bank of America and Health Care stock Bristol-Myers Squibb. In addition, not owning Occidental Petroleum (Energy) detracted from performance as the company’s shares benefited from increasing crude oil prices. UBS and Bank of America’s shares declined due to general concerns about liquidity and the companies’ exposure to sub-prime. Bristol-Myers Squibb’s shares increased due to investor speculation that the company would be acquired. The acquisition did not occur; however, the company sold its Medical Imaging business which reduced earnings causing a reversal of the stock price. General Electric (Industrials) was the largest detractor on an absolute basis. The company’s shares declined as management announced the company would miss its earnings estimates for the first quarter. We eliminated our position in UBS during the period and held on to our positions in the other stocks.
What is the outlook?
Our outlook for the U.S. economy has dimmed considerably, and there has been downside movement to our “mild ramp-down” case. Falling home prices, rising food and energy costs, and declining consumer confidence have led to a pull back in stock prices, particularly for companies involved with selling to consumers. We believe that a mild recession is in market prices now, but the risks of deeper recession have risen.
We believe the outcome in the U.S. is somewhat binary - either a deep recession is in the cards, or all the central bank actions work to avoid the meltdown and a boom is re-ignited on a global basis. In the U.S., Fed action has been impressive. The U.K. and European economies are decelerating, and many countries have a number of financial issues to digest. Japan is sluggish, while Asia and the emerging markets remain strong. We are maintaining our defensive positioning and keeping flexibility in the Fund to move in either direction.
At the end of the period, the Fund remained most overweight Utilities and Consumer Staples and most underweight Consumer Discretionary and Financials, relative to the Russell 1000 Value Index.

* It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the Fund.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	7.5%
Capital Goods	0.9
Consumer Cyclical	5.8
Consumer Staples	7.4
Energy	18.4
Finance	23.6
Health Care	8.3
Services	0.9
Technology	12.2
Utilities	11.5
Short-Term Investments	4.6
Other Assets and Liabilities	(1.1)

Total	100.0%

The Hartford Floating Rate Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 4/29/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks a high level of current income.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Floating Rate A#	4/29/05	-4.20%	2.97%
Floating Rate A##	4/29/05	-7.07%	1.93%
Floating Rate B#	4/29/05	-4.84%	2.20%
Floating Rate B##	4/29/05	-9.33%	1.32%
Floating Rate C#	4/29/05	-4.83%	2.23%
Floating Rate C##	4/29/05	-5.73%	2.23%
Floating Rate I#	4/29/05	-3.84%	3.19%
Floating Rate I##	4/29/05	-3.84%	3.19%
Floating Rate R3#	4/29/05	-4.26%	3.04%
Floating Rate R3##	4/29/05	-4.26%	3.04%
Floating Rate R4#	4/29/05	-4.12%	3.12%
Floating Rate R4##	4/29/05	-4.12%	3.12%
Floating Rate R5#	4/29/05	-3.75%	3.31%
Floating Rate R5##	4/29/05	-3.75%	3.31%
Floating Rate Y#	4/29/05	-3.81%	3.27%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Floating Rate Fund returned -3.97%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Credit Suisse Leveraged Loan Index, which returned -3.51%, and the -3.22% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The reporting period included three of the worst months on record for the high-yield loan market: November, 2007, and January and February, 2008. This was spurned by a continuation of the subprime crisis and credit crunch that unfolded in the summer of last year. The supply of bank loans remained elevated during the period, London Inter-Bank Offered Rate (“LIBOR”) rates declined (which negatively impacted the current yield of floating rate-products), defaults rose, and fears grew that some large investors would be forced into liquidation, further depressing prices.
Although the environment during the reporting period was challenging, various factors contributed positively to the Fund’s performance including the selective sale of riskier credits from the portfolio, multiple loan repayments at par, and no defaults. Additionally, in the latter part of the period, we began adding risk back into the portfolio, which enhanced performance as shortly thereafter, riskier assets began to outperform higher-quality assets.
The primary detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance were holdings in housing and advertising-related businesses (newspapers and yellow pages). While we are comfortable with our housing credits at this time, we are re-evaluating our media/telecom holdings in order to capitalize on better opportunities either within the sector or in other sectors.
We generated liquidity to meet redemptions through broad-based selling, though Fund inflows did begin to pick up in April. Sales were a mix of higher-quality credits with better liquidity, reductions in larger positions in order to “right size” them for a smaller portfolio, and lower-quality credits including airline, auto, and real estate credits. For example, we completely exited Residential Capital and homebuilder Standard Pacific, and executed two portfolio sales totaling $157 million at better-than-expected prices. In addition, several of the portfolio’s loans were repaid by the issuers at par, which also helped to generate cash. We remain comfortable with our liquidity position at this time, as well as liquidity in the high-yield loan and bond markets in general.
We were very selective regarding asset purchases throughout the period. We participated in a few new deals, including Boise Paper, NewPage, Mylan Labs, and in the latter part of the period, began adding risk to the portfolio through selective purchases of high-yield bonds. In our view, the Federal Reserve’s (the “Fed’s”) significant efforts to bolster the markets, the recent stabilization of LIBOR rates, a more than 50% reduction in the loan supply pipeline, and acceptable first quarter corporate earnings all appear to suggest that the worst may be over.
As of the end of the period, approximately 4% of Fund holdings were in high-yield bonds, 8% were in cash and commercial paper, and exposure to commercial mortgage-backed securities (CMBS), Small Business Administration (SBA) loans, and asset-backed securities (ABS) totaled less than 1% of holdings.
What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Although the loan market posted improved performance in the latter part of the period, we still view loans as fundamentally cheap, with the supply/demand imbalance and macro trends weighing on the market. As a result we will continue to selectively add risk to the portfolio in the near term.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	12.0%
Capital Goods	2.5
Consumer Cyclical	10.3
Consumer Staples	2.6
Energy	1.4
Finance	8.5
Health Care	9.8
Services	25.3
Technology	12.9
Transportation	3.0
Utilities	4.4
Short-Term Investments	7.1
Other Assets and Liabilities	0.2

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

A	0.0
BBB	1.7
BB	50.2
B	40.3
CCC	1.8
NR	6.0

Total	100.0%

The Hartford Fundamental Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/24/01 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Fundamental Growth A#	5/24/01	8.91%	11.53%	4.09%
Fundamental Growth A##	5/24/01	2.92%	10.28%	3.25%
Fundamental Growth B#	5/24/01	8.07%	10.70%	3.34%
Fundamental Growth B##	5/24/01	3.31%	10.43%	3.34%
Fundamental Growth C#	5/24/01	8.16%	10.75%	3.35%
Fundamental Growth C##	5/24/01	7.20%	10.75%	3.35%
Fundamental Growth Y#	5/24/01	9.49%	12.04%	4.57%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Fundamental Growth Fund returned -5.92%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 1000 Growth Index, which returned -9.28%, and the -10.01% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. credit and housing markets. Within the Russell 1000 Growth Index, losses during the period were broad-based with only two of the ten sectors posting positive results. Energy, Materials, and Consumer Staples performed best, while Financials, Information Technology, and Consumer Discretionary each posted double-digit negative returns.
The Fund outperformed during the period due to strong stock selection across several sectors. Stock selection was particularly strong in Consumer Discretionary, Energy, and Information Technology, which more than offset weaker selection in Financials, Consumer Staples, and Telecommunication Services. Sector positioning, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, detracted modestly from benchmark relative (i.e. performance of the Fund as measured against the benchmark) returns as our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to Consumer Staples and Health Care hurt returns and more than offset positive contributions from overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to Energy and Materials.
The three largest contributors to relative and absolute (i.e. total return) performance were Apache Corporation (Energy), Priceline.com (Consumer Discretionary), and The Gymboree Corporation (Consumer Discretionary). Shares of independent energy exploration and production company Apache rose during the period after the company reported better than expected fourth quarter results and announced several major development projects for 2008. Online travel company Priceline.com’s stock price benefited from strong results in its international unit Bookings.com and from domestic product lines. Specialty children’s retailer Gymboree reported a strong holiday season in which the company met aggressive sales goals resulting in increased same-store sales growth for the fourth quarter. We maintained a position in all three securities as of the end of the period.
Top detractors from relative performance included MBIA (Financials), WellPoint (Health Care), and NII Holdings (Telecommunication

Services). Shares of financial guarantee insurance company MBIA fell with the declining market value of its insured credit derivatives portfolio and rising concerns about the stability of U.S. financial markets. We continued to hold a position in the security as of the end of the period. Managed healthcare insurance provider WellPoint’s stock price fell after management reduced 2008 guidance citing an underestimation of medical cost trends. We continue to hold the security as we believe cost trends will be lower than investors currently forecast and that underwriting standards should improve as the year progresses. NII Holdings, a wireless communications company with operations in Latin America (formerly Nextel International), reported disappointing net subscriber additions hurt by stiff competition in Mexico. Its share price fell, and we eliminated the holding. Microsoft Corporation was another stock that detracted from performance on an absolute basis. The company’s stock price fell more than 20% after they announced their intention to purchase Yahoo. We continued to hold a position at the end of the period.
What is the outlook?
The Fund seeks to add value through bottom-up security selection in a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. As of the end of the period, the Fund was most overweight Information Technology, Financials, and Health Care and most underweight Consumer Staples, Industrials, and Consumer Discretionary sectors relative to the Russell 1000 Growth Index.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	4.8%
Capital Goods	6.7
Consumer Cyclical	9.0
Consumer Staples	2.9
Energy	9.7
Finance	10.5
Health Care	15.4
Services	5.8
Technology	28.2
Transportation	0.5
Utilities	1.5
Short-Term Investments	32.4
Other Assets and Liabilities	(27.4)

Total	100.0%

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/00 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Communications A#	10/31/00	9.63%	23.71%	0.50%
Global Communications A##	10/31/00	3.60%	22.32%	-0.25%
Global Communications B#	10/31/00	8.79%	22.86%	-0.18%
Global Communications B##	10/31/00	3.79%	22.69%	-0.18%
Global Communications C#	10/31/00	8.80%	22.80%	-0.22%
Global Communications C##	10/31/00	7.80%	22.80%	-0.22%
Global Communications Y#	10/31/00	10.19%	24.32%	0.99%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Archana Basi, CFA
Senior Vice President, Global Industry Analyst and Partner
How did the Fund perform?
The Class A shares of The Hartford Global Communications Fund returned -9.22%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the MSCI All Country World Telecommunication Services Index, which returned -12.37% for the same period, and the -18.50% return of the average fund in the Lipper Telecommunications Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equities fell during the period amid continued turmoil in the U.S. credit and housing markets and concerns regarding global economic growth. Telecommunication Services stocks trailed the broader market, falling -12.37% versus a -9.24% decline in the MSCI All Country World Index. This follows two consecutive calendar years of Telecommunications outperformance. Diversified telecommunications companies fell less than their wireless peers, while communications equipment stocks performed relatively well. On a regional basis Telecommunications companies in emerging markets have, in general, benefited from positive macro environments and relatively strong stock price performance, while returns in developed markets have been more challenging.
The Fund benefited from a number of holdings in emerging markets countries, where demand for telecommunication services continues to grow. Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period included Brazilian stocks Telemar Norte Leste and Brasil Telecom and Israeli wireless service provider Partner Communications. Shares of Brazilian fixed line operator Telemar Norte Leste rose in anticipation of a possible corporate restructuring and acquisition of Brasil Telecom. Brasil Telecom, in turn, saw share price gains primarily in expectation of the buyout by Telemar Norte Leste. The market was also pleased by the company’s solid financial results for the fourth quarter of 2007, particularly in its mobile division. Partner Communications reported strong fourth quarter results, which was driven by higher minutes and data usage, pushing its shares higher. We continued to own positions in all three companies at the end of the period.

The largest detractors from relative performance included Alaska-based integrated communications company General Communications, Latin American wireless provider NII Holdings, and Japanese mobile operator Okinawa Cellular. Shares of General Communications fell when the company reported earnings below analyst expectations. We eliminated our position in the company. NII Holdings reported strong fourth quarter results and provided upbeat 2008 guidance, but the stock declined sharply due to investors’ growing concerns about Mexican growth. We retained our position as we believe investor concerns are overblown. Okinawa Cellular, the only regionally-based wireless operator in Okinawa, was impacted by concerns over corporate governance and an emerging competitive threat from SoftBank. We eliminated our position during the period. The Fund’s relative performance was also hurt by not owning a position in AT&T, a large position in the benchmark that outperformed on a relative basis. Significant detractors from absolute returns included integrated phone operators France Telecom and Telefonica.
What is the outlook?
The Fund’s stock selection focuses on companies with solid business fundamentals but which consensus opinion has misperceived as being at a competitive disadvantage. Because of the uncertainty and volatility surrounding the telecom sector, we believe that many such investing opportunities exist.
Using the approach described above, the Fund allocates its assets to selected areas or industries. Once these allocations are made, we envision low stock turnover as we monitor how well the industries perform. The key positions that the Fund is now taking include: wireless stocks will outperform wireline stocks and Emerging Market telecom stocks will outperform developed market telecom stocks.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Electrical Equipment Manufacturing — Component Other	1.4%
Internet Providers & Web Search Portal	4.0
Other Telecommunications	32.9
Telecommunication Resellers	8.7
Wired Telecommunications Carriers	9.1
Wireless Communications Services	8.8
Wireless Telecommunications Carriers	32.0
Short-Term Investments	10.6
Other Assets and Liabilities	(7.5)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Argentina	0.9%
Brazil	12.1
Canada	0.9
Egypt	4.6
France	4.7
Germany	3.1
India	3.0
Indonesia	2.5
Israel	4.1
Italy	3.1
Luxembourg	6.4
Norway	8.0
Russia	11.3
South Africa	4.9
Spain	8.7
Turkey	4.0
United Kingdom	1.1
United States	13.5
Short-Term Investments	10.6
Other Assets and Liabilities	(7.5)

Total	100.0%

The Hartford Global Equity Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview 2/29/08 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of odeveloped and emerging markets.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns (as of 4/30/08)

	Inception	Since
	Date	Inception

Global Equity A#	2/29/08	3.20%
Global Equity A##	2/29/08	-2.48%
Global Equity B#	2/29/08	3.10%
Global Equity B##	2/29/08	-1.90%
Global Equity C#	2/29/08	3.10%
Global Equity C##	2/29/08	2.10%
Global Equity I#	2/29/08	3.30%
Global Equity I##	2/29/08	3.30%
Global Equity R3#	2/29/08	3.30%
Global Equity R3##	2/29/08	3.20%
Global Equity R4#	2/29/08	3.20%
Global Equity R4##	2/29/08	3.20%
Global Equity R5#	2/29/08	3.20%
Global Equity R5##	2/29/08	3.20%
Global Equity Y#	2/29/08	3.30%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Mark D. Mandel, CFA	Cheryl M. Duckworth, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Equity Fund returned 3.2%, before sales charge, since its inception on February 29, 2008, versus its benchmark, the MSCI All Country World Index, which returned 4.15%, and the 3.76% return of the average fund in the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets rebounded in April as market sentiment improved on solid earnings news, particularly outside the Financials sector, and as investors began to look past the turmoil in the U.S. mortgage and credit markets. During the period, the Fund benefited from strong security selection in the Materials, Information Technology, and Utilities sectors. However, this was more than offset by unfavorable stock selection in the Financials, Consumer Staples, and Telecommunication Services sectors. An overweight to the Health Care sector also detracted from benchmark relative performance.
Vale (Materials), Millennium Pharmaceuticals (Health Care), and Visa (Information Technology) were among the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period. Shares of diversified Brazilian metals and mining company Vale rose on higher- than-expected iron ore settlement prices. In an environment of rising costs, the firm benefited from its size and low costs. Millennium Pharmaceuticals saw its shares rise after Takeda Pharmaceutical Company announced its acquisition of the drug company. Shares of credit and debit card processor Visa rose sharply on investor enthusiasm following the recent initial public offering of the stock. We continued to hold all three of these stocks at the end of the period.
Schering-Plough (Health Care), Japan Tobacco (Consumer Staples) and McKesson (Health Care) were among top detractors from relative performance. Shares of U.S. pharmaceutical company Schering-Plough, which has a profitable partnership selling cholesterol drugs with Merck, declined on concerns about the effectiveness of its flagship cholesterol drug Vytorin. Shares of cigarette manufacturing company Japan Tobacco declined in the first quarter on concerns of slowing sales in Japan and a weaker currency. Shares of pharmaceutical distribution and health care information technology company McKesson fell as investors were concerned about a pending class action lawsuit against the company. Also detracting from absolute performance were UnitedHealth Group, a U.S. health care provider, and Nokia, a provider of mobile phones, broadband, IP network infrastructure and related services. We continued to hold all of these stocks at the end of the period, with the exception of Nokia.

What is the outlook?
The Fund’s diversified portfolio is constructed by allocating the Fund’s assets across a variety of industries and then selecting companies in each industry that are deemed attractive by a team of global industry analysts. Our holdings are geographically diverse. As a result of bottom-up (i.e. stock by stock fundamental research) stock selection, at the end of the period we were overweight (i.e. the Fund’s sector position was greater than the benchmark position) to North America, and underweight (i.e. the Fund’s sector position was less than the benchmark position) in developed Europe and Japan relative to the MSCI All Country World Index.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	9.6%
Capital Goods	1.9
Consumer Cyclical	7.9
Consumer Staples	7.0
Energy	10.3
Finance	21.7
Health Care	12.4
Services	4.8
Technology	15.1
Transportation	1.3
Utilities	4.8
Short-Term Investments	2.0
Other Assets and Liabilities	1.2

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets
Australia	1.3
Austria	0.6
Belgium	0.7
Brazil	4.4
Canada	6.5
China	1.2
Denmark	0.1
Egypt	0.5
France	4.9
Germany	3.8
Greece	0.3
Hong Kong	0.8
India	0.2
Indonesia	0.2
Ireland	0.3
Israel	0.3
Italy	0.9
Japan	6.0
Luxembourg	0.2
Malaysia	0.5
Mexico	0.1
Netherlands	2.5
Norway	1.0
Russia	2.5
Singapore	0.7
South Africa	0.6
Spain	1.0
Sweden	1.1
Switzerland	3.4
Taiwan	0.5
Turkey	0.4
United Kingdom	5.0
United States	44.3
Short-Term Investments	2.0
Other Assets and Liabilities	1.2

Total	100.0%

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/00 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI Finance ex Real Estate Index is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Financial Services A#	10/31/00	-16.36%	10.05%	3.76%
Global Financial Services A##	10/31/00	-20.96%	8.81%	2.98%
Global Financial Services B#	10/31/00	-16.73%	9.37%	3.08%
Global Financial Services B##	10/31/00	-20.36%	9.09%	3.08%
Global Financial Services C#	10/31/00	-16.87%	9.25%	3.02%
Global Financial Services C##	10/31/00	-17.60%	9.25%	3.02%
Global Financial Services Y#	10/31/00	-15.93%	10.56%	4.23%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Mark T. Lynch, CFA
Senior Vice President, Partner,
Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Financial Services Fund returned -16.01%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the MSCI Finance ex-Real Estate Index, which returned -15.67% for the same period, and the -16.35% return of the average fund in the Lipper Financial Services Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period ending April 30, 2008 was one of the most volatile in recent history for the financial sector. Financial stocks were at the epicenter of market turmoil as volatility stemmed from events in the subprime mortgage market, which led to tightening credit availability and deterioration in the U.S. housing market. The extended credit crunch contributed to the near collapse of large investment bank Bear Stearns. In response to increasing concerns of an uncertain financial system and a potential recession in the U.S., equity investors sought to shed risk. In this environment, all of the industries in the MSCI Finance ex-Real Estate Index had negative returns during the period, with eleven of the sixteen groups posting double-digit declines. Thrifts & Mortgage Finance (-43%), Specialized Finance (-27%), Diversified Capital Markets (-23%) and Consumer Finance (-22%) were hit the hardest.
Thrifts & Mortgage Finance holdings contributed most to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance due to strong security selection. Stock selection was also strong in the Regional Banks and Diversified Banks industries; however, these gains were more than offset by weaker selection within the Asset Management & Custody, Diversified Capital Markets, and Life & Health Insurance industries.
Top contributors to relative and absolute (i.e. total return) performance included Washington Mutual, Popular Inc. and Discover Financial. During the period we established a position in consumer and small business banking company Washington Mutual through their private placement, which has generated significant positive returns. Shares of Popular have risen as it has become the number one bank in Puerto Rico, following a tumultuous period that weakened several competitors. Management is also rationalizing their troublesome U.S. business.

Shares of credit card issuer and electronic services company Discover Financial were oversold towards the end of last year as investors worried about credit quality. However, shares rose as its asset quality trends and earnings potential have held up better than expected. Discover also has a key strategic asset beyond its credit card portfolio in its network. Through third parties, Discover is leveraging the network to show better growth and earnings trends.
E*Trade Financial, Advanta Corp. and African Bank Investments Ltd. were among the top detractors to relative performance during the period. Shares of E*Trade, the retail brokerage and banking firm, were hurt as unexpected subprime and mortgage issues relating to the company began to surface. Additionally, expectations that it would benefit from consolidation in the online brokerage sector deflated when the company had to increase provisions for bad debts in its loan and securities book. Shares of small-business credit card issuer Advanta fell due to concerns about higher-than-expected delinquencies. We eliminated our position. Shares of South African-based bank-controlling company African Bank Investments declined on general South African credit quality concerns, while persistent inflation has led to rate increases and higher debt burdens for consumers at a time when credit has grown rapidly in the system. We continued to hold the stock at the end of the period. Other top detractors from absolute performance included UBS AG, Citigroup, and Old Mutual.
What is the outlook?
The past year has been extremely volatile and complex for the Financial sector. However, the disorder and turmoil caused by the subprime mortgage market and other structured vehicles has generated opportunities. We continue to focus on stocks with low P/Es (i.e. Price/Earnings ratio), opportunistically look for special situations, and avoid companies that are lacking strong customer franchises. Our holdings are geographically diverse. At the end of the period, we remained overweight (i.e. the Fund’s sector position was greater than the benchmark position) to North America and Emerging Markets, and underweight (i.e. the Fund’s sector position was less than the benchmark position) in Asia and the United Kingdom. At the end of the period, we were overweight the Asset Management & Custody Banks, Consumer Finance, and Thrifts & Mortgage Finance industries and most underweight Diversified Banks and Multi-line Insurance.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Commercial Banking	11.5%
Consumer Lending	2.7
Depository Credit Banking	24.6
Insurance Carriers	19.4
International Trade Financing (Foreign Banks)	9.8
Monetary Authorities — Central Bank	2.6
Nondepository Credit Banking	9.1
Other Financial Investment Activities	6.0
Real Estate Credit (Mortgage Banking)	4.6
Securities, Commodities and Brokerage	4.5
Short-Term Investments	12.8
Other Assets and Liabilities	(7.6)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Brazil	2.1%
Canada	16.5
China	1.7
France	7.6
Germany	2.9
Italy	4.1
Netherlands	6.8
Norway	4.0
Singapore	2.6
South Africa	2.7
Switzerland	5.9
United Kingdom	6.6
United States	31.3
Short-Term Investments	12.8
Other Assets and Liabilities	(7.6)

Total	100.0%

The Hartford Global Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 9/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Growth A#	9/30/98	8.13%	14.73%	9.76%
Global Growth A##	9/30/98	2.19%	13.44%	9.11%
Global Growth B#	9/30/98	7.38%	13.88%	NA*
Global Growth B##	9/30/98	2.66%	13.65%	NA*
Global Growth C#	9/30/98	7.39%	13.95%	9.01%
Global Growth C##	9/30/98	6.45%	13.95%	9.01%
Global Growth R3#	9/30/98	7.87%	15.13%	10.24%
Global Growth R3##	9/30/98	7.87%	15.13%	10.24%
Global Growth R4#	9/30/98	8.06%	15.19%	10.27%
Global Growth R4##	9/30/98	8.06%	15.19%	10.27%
Global Growth R5#	9/30/98	8.61%	15.34%	10.34%
Global Growth R5##	9/30/98	8.61%	15.34%	10.34%
Global Growth Y#	9/30/98	8.70%	15.38%	10.36%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Matthew D. Hudson, CFA	Jean-Marc Berteaux	Andrew S. Offit, CPA
Vice President	Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Global Growth Fund returned -12.96%, before sales charge, for the six-month period ended April 30, 2008, underperforming its benchmark, the MSCI World Growth Index, which returned -7.34% for the same period. The Fund also underperformed the -10.01% return of the average fund in the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the period as investors shed risk amid turmoil in the bond and housing markets. Markets were volatile as investors remained concerned about higher energy and agricultural commodity prices and the potential impact of a U.S.-led economic recession on global economic growth. The MSCI World Growth Index (-7.34%) outperformed the MSCI World Value Index (-10.98%). Within the MSCI World Growth Index, sector returns were negative for all but Energy and Materials. Consumer Discretionary, Financials, and Information Technology fell the most during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI World Growth Index during the period was a primarily a result of security selection. Positive stock selection in Materials and Telecommunication Services was more than offset by weaker stock selection in the Consumer Discretionary, Information Technology, and Industrials sectors. Sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative performance. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging Information Technology and Financials and underweight (i.e. the Fund’s sector position was less than the benchmark position) in Materials hurt benchmark relative returns.
Las Vegas Sands (Consumer Discretionary), Schering-Plough (Health Care), and MF Global (Financials) were the leading relative detractors owned by the Fund. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings as gamblers at its properties had better-than-expected success. Shares of Schering-Plough fell on concerns about the effectiveness of its flagship cholesterol drug Vytorin. Shares of MF Global fell sharply after a rogue trader within the Bermuda-based independent derivatives brokerage firm caused significant losses by trading unauthorized wheat futures contracts. Internet search and advertising firm Google also detracted from absolute (i.e. total return) performance results. The company experienced a decline in its stock price after reporting weaker-than-expected earnings and slowing growth in paid ad clicks. We owned Las Vegas Sands, MF Global, and Google at the end of the period.
Top contributors to the Fund’s relative and absolute performance were LG Electronics (Consumer Discretionary), Seadrill (Energy), and Monsanto (Materials). Shares of LG Electronics, a Korean-based electronics and telecommunication products company, rose on reports suggesting a strong outlook for the company’s handset business and continued strong demand for LCD displays. Shares of Norwegian deepwater drilling company Seadrill moved higher after the company posted better-than-expected operating profits and stated that day-rates for rigs were expected to continue to move higher due to strong demand. Leading agricultural products company Monsanto continued to benefit from strong demand for its seed and crop protection products due to greater global grain consumption and bio-fuel demand. Potash, a Canadian-based fertilizer and feed products company, also contributed to absolute returns. Its shares moved higher after the company reported better-than-expected quarterly earnings and issued optimistic earnings guidance for 2008. Both Monsanto and Potash are benefiting from the global boom in agricultural products.
What is the outlook?
We believe the U.S. slowdown will be a drag on global activity in 2008. The impact of tighter credit conditions and slowing U.S. imports will be felt unevenly throughout the world, but the emerging economies will remain economic growth leaders. We expect that aggressive rate cuts by the Federal Reserve and a weaker U.S. dollar will stimulate monetary policies abroad and should set the stage for improving global growth in 2009. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Information Technology, and Energy stocks. The Fund held less-than-benchmark weights in Consumer Staples, Consumer Discretionary, and Materials names.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	9.4%
Capital Goods	6.4
Consumer Cyclical	7.6
Consumer Staples	4.5
Energy	8.8
Finance	10.0
Health Care	9.7
Services	3.1
Technology	32.6
Transportation	2.8
Utilities	3.8
Short-Term Investments	13.0
Other Assets and Liabilities	(11.7)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Australia	1.2%
Brazil	1.9
Canada	5.6
China	2.6
Denmark	1.5
Finland	1.5
France	2.6
Germany	4.0
Greece	0.9
Hong Kong	1.1
Ireland	2.2
Israel	1.2
Japan	3.7
Luxembourg	1.5
Mexico	1.1
Netherlands	2.6
Norway	1.8
South Korea	1.3
Spain	4.1
Switzerland	4.7
Taiwan	1.2
United Kingdom	7.1
United States	43.3
Short-Term Investments	13.0
Other Assets and Liabilities	(11.7)

Total	100.0%

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Index is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Health A#	5/01/00	-9.47%	10.81%	10.10%
Global Health A##	5/01/00	-14.45%	9.57%	9.33%
Global Health B#	5/01/00	-10.24%	9.99%	9.28%
Global Health B##	5/01/00	-14.40%	9.72%	9.28%
Global Health C#	5/01/00	-10.18%	10.02%	9.30%
Global Health C##	5/01/00	-11.01%	10.02%	9.30%
Global Health I#	5/01/00	-9.26%	10.97%	10.20%
Global Health I##	5/01/00	-9.26%	10.97%	10.20%
Global Health R3#	5/01/00	-9.82%	11.11%	10.53%
Global Health R3##	5/01/00	-9.82%	11.11%	10.53%
Global Health R4#	5/01/00	-9.39%	11.24%	10.61%
Global Health R4##	5/01/00	-9.39%	11.24%	10.61%
Global Health R5#	5/01/00	-9.05%	11.35%	10.68%
Global Health R5##	5/01/00	-9.05%	11.35%	10.68%
Global Health Y#	5/01/00	-9.05%	11.37%	10.69%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Joseph H. Schwartz, CFA*	Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Vice President,	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Health Fund returned -10.24%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P North American Health Care Sector Index (the index was formerly known as the S&P GSSI Health Care Index), which returned -12.06% for the same period, and the -11.00% return of the average fund in the Lipper Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
It has been a tough environment for investors across the board over the last six months, and health care has certainly not been spared. Global equity markets fell during the period as investors shed risk in response to disruptions in the credit markets, rising agricultural and energy prices, and slower consumer spending. Health care volatility has increased over concerns about the potential implications of the U.S. elections. Health Care stocks, as measured by the S&P North American Health Care Sector Index, fell sharply during the period. Within the index, Health Care Equipment & Supplies and Life Sciences Tools & Services industries were the best performers, while Health Care

Providers & Services and Pharmaceuticals stocks lagged. Health Care stocks trailed the broader U.S. market, which returned -9.63%, as measured by the S&P 500 Index, and the world market return of -9.12%, as measured by the MSCI World Index.
The Fund outperformed due to strong stock selection. Security selection was particularly strong in the Pharmaceuticals and Biotechnology stocks. Millennium Pharmaceutical, Merck, Shionogi and Elan were the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) performance during the period. Shares of U.S.-based biotech company Millennium Pharmaceuticals rose on news of a proposed acquisition of the company by Japan’s biggest drugmaker Takeda Pharmaceutical. Not owning pharmaceutical firm Merck, whose shares fell significantly after bad news about its cholesterol drug Vytorin, helped relative performance. Shares of Japanese pharmaceutical firm Shionogi rose sharply after a study reported positive results from the drugmaker’s cholesterol pill Crestor. Shares of biotechnology company Elan rose after it reported better than expected revenues from sales of its multiple sclerosis drug Tysabri. Among other top contributors to performance was biopharmaceutical company Gilead Sciences. Its shares advanced after the company reported better than expected earnings estimates. We continued to hold Millenium, Shiongi, Elan and Gilead at the end of the period.
Schering-Plough and Progenics Pharmaceuticals were leading detractors from performance on a relative and absolute (i.e. total return) basis. Shares of U.S. pharmaceutical company Schering-Plough, which has a profitable partnership selling cholesterol drugs with New Jersey neighbor Merck, declined on concerns about the effectiveness of its flagship cholesterol drug Vytorin. We believe that the Vytorin concerns are overblown and added to our position. Shares of biopharmaceutical firm Progenics fell on news that methylnaltrexone, a treatment for postoperative gastrointestinal problems, failed a Phase 3 trial. We continue to hold the stock and remain optimistic about prospects for methylnaltrexone. The Fund was also hurt from not owning New Jersey based health products maker Johnson & Johnson. The company reported strong profits driven by dollar weakness driving up foreign revenues. U.S. health insurer UnitedHealth Group was among other detractors from performance during the period. Its shares fell as the company experienced slower than anticipated enrollment growth.
What is the outlook?
At the end of the period the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Biotechnology and Medical Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) Pharmaceuticals and Medical Products names. We remain overweight Biotechnology, and we believe that we may be entering a period where strong performance is not as concentrated on one or two areas but more broadly diverse. Within the Health Care Providers & Services sub-sector, stocks generally appear to be fairly valued and fundamentals are stable. Within the Health Care Equipment & Supplies sub-sector, most stocks appear fairly valued; however, we continue to look for companies with underappreciated franchises or promising research & development projects.

*Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management and securities analysis for the Fund.
Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Belgium	2.5%
Brazil	0.4
China	0.4
Denmark	0.4
France	3.5
Germany	1.4
Ireland	2.9
Israel	1.6
Italy	0.7
Japan	11.2
Spain	0.6
Switzerland	0.9
United Kingdom	2.2
United States	70.5
Short-Term Investments	10.2
Other Assets and Liabilities	(9.4)

Total	100.0%

Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Drugs & Druggists Sundries Wholesalers	4.5%
Electromedical Manufacturing	7.5
General Medical and Surgical Hospitals	2.1
Health and Personal Care Stores	2.8
Individual and Family Services	0.1
Insurance Carriers	3.9
Medical and Diagnostic Laboratories	0.7
Medical Equipment & Supplies Manufacturing	8.7
Outpatient Care Centers	2.2
Pharmaceutical & Medicine Manufacturing	56.0
Professional Services — Computer System Design and Related	0.6
Scientific Research & Development Services	10.1
Short-Term Investments	10.2
Other Assets and Liabilities	(9.4)

Total	100.0%

The Hartford Global Technology Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Technology Sector Index is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.
You cannot invest directly in an index.
Investment objective — Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Global Technology A#	5/01/00	0.65%	12.77%	-5.98%
Global Technology A##	5/01/00	-4.88%	11.50%	-6.64%
Global Technology B#	5/01/00	0.17%	12.03%	-6.64%
Global Technology B##	5/01/00	-4.83%	11.78%	-6.64%
Global Technology C#	5/01/00	-0.17%	11.88%	-6.72%
Global Technology C##	5/01/00	-1.17%	11.88%	-6.72%
Global Technology Y#	5/01/00	0.96%	13.19%	-5.62%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Scott E. Simpson	John F. Averill, CFA	Eric Stromquist	Bruce L. Glazer	Anita M. Killian, CFA
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst
How did the Fund perform?
The Class A shares of The Hartford Global Technology Fund returned -14.94%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P North American Technology Sector Index (the index was formerly known as the S&P GSTI Technology Index), which returned -14.80%, and the -16.76% return of the average fund in the Lipper Science and Technology Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the period amid ongoing turmoil in the credit markets, concerns about slowing economic growth and a weakening outlook for corporate earnings growth. Certain central banks acted aggressively to soften an economic slowdown, with the U.S. Federal Reserve lowering the federal funds rate and introducing multiple programs aimed at improving liquidity within financial markets. Technology stocks underperformed the broader U.S. market, which returned -9.6% during the period, as measured by the S&P 500 Index, and the world market return of -9.1%, as measured by the MSCI World Index.
During the period, the Fund benefited from security selection in the Communications Equipment industry. However, this was somewhat offset by weaker stock selection in the Computers & Peripherals, Internet Software & Services, Electronic Equipment & Instruments, and Software industries.
LG Electronics, Qualcomm Inc, and EMC Corporation were among the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period. Shares of Korean-based electronics and telecommunication products company LG Electronics moved higher on investor enthusiasm for the firm’s new handset line. Qualcomm, a leader in advanced wireless semiconductors, benefited from strong demand for 3G handsets and is gaining share in 3G chip market Code Division Multiple Access (CDMA) and Wideband Code Division Multiple Access (W-CDMA) wireless technologies. The Fund’s relative performance benefited from our underweight (i.e. the Fund’s sector position was less than the benchmark position) in EMC Corporation, a world leader in information infrastructure solutions. EMC’s stock fell in a challenging environment for enterprise Information Technology (“IT”) spending which limits the firm’s near-term earnings outlook. Research In Motion and Ciena Corporation were among other top names contributing to absolute returns. Canadian-based wireless telecommunications manufacturer and service provider Research In Motion benefited from strong demand for Smartphones and solid sales of the company’s BlackBerry device. Shares of Ciena, a supplier of communications networking equipment, software and services, gained value after it announced strong quarterly results and an outlook that exceeded market expectations. LG Electronics, Qualcomm, Research In Motion, and Ciena were all held at the end of the period.
IBM, Apple and Google were among the top detractors from relative and absolute performance during the period. Performance was hurt by our underweight of technology company IBM, whose business spans computer hardware, software, semiconductors and IT services, in a time period when it outperformed the technology index. Shares of Apple fell after the company faced disappointing sales of the iPhone and the maturing iPod in North America and Europe. We sold the security. Google’s stock price declined due to concerns about the company’s future search advertising revenue. Microsoft and Cisco were among other top names that detracted from absolute returns during the period. Shares of software products and services company Microsoft fell after the company announced plans to acquire Yahoo. Shares of Cisco declined after the company’s recent earnings report showed results in line with expectations but cited weakness in the U.S. enterprise market. Google and Microsoft were held at the end of the period.
What is the outlook?
We believe that the U.S. may be heading towards a recession caused by the housing downturn, which has extended into 2008. The impact of tighter credit conditions and slowing U.S. imports will be felt throughout the world with economies in Europe and Japan also slowing down. However, we expect that most emerging markets will maintain economic growth and remain as trade leaders.
Historically, handset growth has not been affected by economic slowdowns. The handset market remains robust, with strong growth in emerging markets, where the mobile penetration is on a constant rise. Corporate IT and software spending in 2008 appears uncertain and we expect both to decelerate in North America as a result of businesses scaling back investment. However, emerging markets should remain strong growth drivers in this area. Storage, security, and maintenance spending should be more resilient in this environment.
We see a decline in semiconductor equipment spending in 2008, following low single-digit industry sales growth in 2007, as chipmakers digest excess capacity and delay new orders until end-market demand improves. However, we expect the weakness to be less severe than in prior downturns, given the increasing geographic and product diversification of semiconductor chips.
At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Semiconductors & Semiconductor Equipment industry and most underweight Computers & Peripherals names relative to the benchmark.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Activities Related to Credit Banking	4.5%
Business Support Services	0.3
Communications Equipment Manufacturing	9.1
Computer and Peripheral	13.5
Electrical and Electronic Merchandise Wholesalers	2.8
Electrical Equipment Manufacturing — Component Other	2.8
Employment Services	1.6
Industrial Machinery Manufacturing	1.2
Industrial Machinery, Equipment Rental & Leasing	3.1
Internet Providers & Web Search Portal	5.7
Management, Scientific, Technical Consulting Service	2.4
Other Telecommunications	4.7
Professional & Commercial Equipment	1.9
Professional Services — Computer System Design and Related	3.7
Semiconductor, Electronic Component Manufacturing	20.5
Software Publishers	20.6
Short-Term Investments	9.5
Other Assets and Liabilities	(7.9)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets
Canada	3.6%
China	0.8
Hong Kong	0.8
Netherlands	2.1
South Korea	2.8
Switzerland	0.8
Taiwan	3.4
United States	84.1
Short-Term Investments	9.5
Other Assets and Liabilities	(7.9)

Total	100.0%

The Hartford Growth Allocation Fund
(subadvised Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks long-term capital appreciation
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Growth Allocation A#	5/28/04	1.70%	9.37%
Growth Allocation A##	5/28/04	-3.90%	7.81%
Growth Allocation B#	5/28/04	0.87%	8.64%
Growth Allocation B##	5/28/04	-3.74%	8.03%
Growth Allocation C#	5/28/04	0.91%	8.64%
Growth Allocation C##	5/28/04	-0.02%	8.64%
Growth Allocation I#	5/28/04	2.12%	9.55%
Growth Allocation I##	5/28/04	2.12%	9.55%
Growth Allocation R3#	5/28/04	1.25%	9.21%
Growth Allocation R3##	5/28/04	1.25%	9.21%
Growth Allocation R4#	5/28/04	1.68%	9.37%
Growth Allocation R4##	5/28/04	1.68%	9.37%
Growth Allocation R5#	5/28/04	2.02%	9.48%
Growth Allocation R5##	5/28/04	2.02%	9.48%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Allocation Fund returned -7.27%, before sales charge, for the six-month period ended April 30, 2008, versus the -6.85.% return of the Lipper Mixed-Asset Target Allocation Growth Funds category, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asse t allocation decision s within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the nega tive impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes, high yield bonds, and emerging market debt. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth stocks over value stocks, and large-cap stocks over small-cap stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

DJ Wilshire REIT ETF	0.1%
The Hartford Capital Appreciation Fund, Class Y	23.3
The Hartford Disciplined Equity Fund, Class Y	3.3
The Hartford Equity Income Fund, Class Y	4.6
The Hartford Global Growth Fund, Class Y	6.3
The Hartford Growth Fund, Class Y	0.7
The Hartford Growth Opportunities Fund, Class Y	3.9
The Hartford Income Fund, Class Y	0.8
The Hartford Inflation Plus Fund, Class Y	4.2
The Hartford International Opportunities Fund, Class Y	5.2
The Hartford International Small Company Fund, Class Y	5.5
The Hartford Select MidCap Value Fund, Class Y	2.1
The Hartford Select SmallCap Value Fund, Class Y	4.4
The Hartford Short Duration Fund, Class Y	4.9
The Hartford Small Company Fund, Class Y	3.6
The Hartford Stock Fund, Class Y	0.0
The Hartford Total Return Bond Fund, Class Y	10.1
The Hartford Value Fund, Class Y	16.2
SPDR DJ Wilshire International Real Estate ETF	0.7
Other Assets and Liabilities	0.1

Total	100.0%

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation
Average Annual Total Returns(1,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Growth A#	6/08/49	3.95%	9.89%	4.83%	10.89%
Growth A##	6/08/49	-1.76%	8.65%	4.24%	10.78%
Growth B#	11/14/94	3.20%	9.05%	NA *	NA *
Growth B##	11/14/94	-1.49%	8.77%	NA *	NA *
Growth C#	11/14/94	3.25%	9.13%	4.09%	8.11%
Growth C##	11/14/94	2.31%	9.13%	4.09%	8.11%
Growth I#	2/19/02	4.34%	10.01%	NA	5.67%
Growth I##	2/19/02	4.34%	10.01%	NA	5.67%
Growth L#	6/08/49	4.17%	10.19%	5.00%	10.92%
Growth L##	6/08/49	-0.78%	9.13%	4.49%	10.82%
Growth R3#	2/19/02	3.63%	10.21%	NA	5.51%
Growth R3##	2/19/02	3.63%	10.21%	NA	5.51%
Growth R4#	2/19/02	4.02%	10.31%	NA	5.59%
Growth R4##	2/19/02	4.02%	10.31%	NA	5.59%
Growth R5#	2/19/02	4.29%	10.39%	NA	5.65%
Growth R5##	2/19/02	4.29%	10.39%	NA	5.65%
Growth Y#	2/19/02	4.45%	10.44%	NA	5.69%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner, and Global Industry Analyst	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Growth Fund returned -10.82%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 1000 Growth Index, which returned -9.28% for the same period, and the -10.01% return of the average fund in the Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets suffered a broad decline over the past six months of the period as investors shed risk amid turmoil in the bond and housing markets and concerns over higher energy and agricultural commodity prices, rising inflation, and the potential impact of a U.S.-led economic recession on global economic growth. The market’s decline was broad-based, as both growth and value, and large- and small-cap stocks succumbed to the negative headwinds. The Russell 1000 Growth Index’s -9.28% return was in line with the -9.83% return of the Russell 1000 Value Index. Large stocks, as measured by the Russell 1000 Index, faired better than smaller stocks, represented by the Russell 2000 Index, -9.54% to -12.92%. Only two of the ten sectors in the Russell 1000 Growth Index had positive returns, as Materials (+3%) and Energy (+5%) rose. Financials (-19%), Information Technology (-14%), Consumer Discretionary (-14%), and Health Care (-12%) were the biggest laggards.

The Fund’s underperformance was driven primarily by sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology were the main detractors. This was partially offset by our overweight to the Materials sector. Security selection had minimal impact on overall relative (i.e. performance of the Fund as measured against the benchmark) performance, as strong selection in Materials and Energy was offset by weak selection in Industrials, Health Care, and Financials. Top contributors to relative and absolute (i.e. total return) returns included EOG Resources (Energy), U.S. Steel (Materials), and Potash Corp. (Materials). Shares of oil and natural gas exploration company EOG Resources moved sharply higher after the company boosted its production growth forecasts and said it had found promising new sources of oil and natural gas. Steel maker U.S. Steel, with operations in the U.S., Canada, and Central Europe, is benefiting from rising global demand, pushing prices and margins higher. U.S. Steel’s vertical integration should allow continued leverage to these positive trends. Canadian agricultural products firm Potash saw its shares gain after reporting better-than-expected fourth quarter earnings and raising its guidance for the first quarter and all of 2008. We expect that earnings will continue to exceed expectations given our positive outlook on grain commodities and continued strong fertilizer price trends.
MF Global (Financials), Focus Media (Consumer Discretionary), and Google (Information Technology) were among the top detractors from relative and absolute performance during the period. Shares of Bermuda-based independent derivatives broker MF Global fell sharply after a rogue trader within the firm caused significant losses by trading unauthorized wheat futures contracts. Shares of China-based digital advertising and media company Focus Media trended lower due to concerns about management changes, accounting issues, and mobile spamming. Shares of internet search firm Google fell on disappointing earnings news, driven by higher operating expenses and concerns of slowing growth in ad sales. Top detractors from absolute returns also included software products and services company Microsoft and pharmaceutical companies Schering-Plough and Merck.
What is the outlook?
Our investment approach is very much a bottom-up process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom-up (i.e. stock by stock fundamental research) stock selection, we were most overweight Materials and Industrials at the end of the period. Significant Materials holdings included U.S. Steel, Agrium and Potash. Our largest Industrials positions were Fluor, Caterpillar, and Lockheed Martin. We remain underweight consumer stocks broadly as fundamentals are likely to be impacted by a slowing economy and reduced consumer spending. At the end of the period, we were most underweight the Consumer Staples, Health Care, and Consumer Discretionary sectors.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	14.6%
Capital Goods	8.9
Consumer Cyclical	8.6
Consumer Staples	1.1
Energy	8.5
Finance	8.7
Health Care	10.5
Services	6.5
Technology	30.6
Transportation	0.8
Short-Term Investments	3.7
Other Assets and Liabilities	(2.5)

Total	100.0%

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation
Average Annual Total Returns(1,3) (as of 04/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Growth Opp A#	3/31/63	6.24%	17.73%	8.38%	12.93%
Growth Opp A##	3/31/63	0.40%	16.41%	7.77%	12.79%
Growth Opp B#	11/14/94	5.38%	16.84%	NA *	NA *
Growth Opp B##	11/14/94	0.87%	16.63%	NA *	NA *
Growth Opp C#	11/14/94	5.62%	16.90%	7.61%	10.52%
Growth Opp C##	11/14/94	4.72%	16.90%	7.61%	10.52%
Growth Opp I#	2/19/02	6.79%	17.90%	NA	11.35%
Growth Opp I##	2/19/02	6.79%	17.90%	NA	11.35%
Growth Opp L#	3/31/63	6.54%	18.04%	8.56%	12.97%
Growth Opp L##	3/31/63	1.48%	16.90%	8.03%	12.85%
Growth Opp R3#	2/19/02	6.01%	18.07%	NA	11.10%
Growth Opp R3##	2/19/02	6.01%	18.07%	NA	11.10%
Growth Opp R4#	2/19/02	6.51%	18.21%	NA	11.20%
Growth Opp R4##	2/19/02	6.51%	18.21%	NA	11.20%
Growth Opp R5#	2/19/02	6.64%	18.27%	NA	11.25%
Growth Opp R5##	2/19/02	6.64%	18.27%	NA	11.25%
Growth Opp Y#	2/19/02	6.79%	18.31%	NA	11.28%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Growth Opportunities Fund returned -13.59%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmarks, the Russell 3000 Growth Index, which returned -9.68% for the same period and the Russell 1000 Growth Index, which returned -9.28% for the same period. The average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, returned -11.51%.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. bond and housing markets. Within the Russell 3000 Growth Index, eight out of the ten sectors posted negative returns for the period led by Financial Services (-18%), Information Technology (-15%), and Consumer Discretionary (-14%). The leaders in this environment were Energy (+5%) and Materials (+1%).
The Fund underperformed due to weak security selection, particularly in Consumer Discretionary, Health Care, and Industrials. Sector weight positioning, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, had a small positive impact on performance because of overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Energy and Materials, which outperformed on a relative (i.e. performance of the Fund as measured against the benchmark) basis. Top relative detractors during the period included Focus Media (Consumer Discretionary), Aircastle (Industrials), and VeriFone (Information Technology). Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. We continued to hold the stock at the end of the period. Aircastle, a global aircraft leasing company, saw its shares move lower with concerns about future growth as the firm faces rising costs of capital. Transactions automation systems provider VeriFone saw its shares decline after it announced that it would have to restate fiscal year 2007 results due to accounting errors, which had caused the company to overstate gross margins. We eliminated both Aircastle and VeriFone during the period. Google (Information Technology) was among the top absolute (i.e. total return) detractors during the period, as the Internet search firm saw its shares fall on fears that advertising revenues will decelerate as a result of more modest cost-per-click increases and slowing consumer demand. We eliminated the position.
Stock selection within the Energy and Materials sectors added to performance. On a relative basis EOG Resources (Energy), Flowserve (Industrials), and U.S. Steel (Materials) were top contributors. Shares in EOG Resources, an oil and natural gas exploration company, rose after management announced a large natural gas discovery in British Columbia, as well as raised production forecasts for existing fields in Texas and Colorado. The company also benefited from higher energy prices. Flowserve, an industrial fluid motion and control products company, saw its shares rise after earnings exceeded expectations due to strong demand from its customers in the global oil and gas end markets and management announced a dividend increase and share buyback initiative. Steel maker U.S. Steel is benefiting from rising global demand, pushing prices and margins higher. On an absolute basis, Arch Coal (Energy) was among the top contributors. This coal producer saw significant price increases due to extremely tight global coal markets brought on by strong developing world demand and supply shortages in China and Australia. At the end of the period, we held positions in all four stocks.
What is your outlook?
While the global economic outlook remains uncertain due to the possibility of a meaningful deceleration in the U.S., we see opportunities across multiple sectors. We continue to focus our research efforts on identifying stocks of companies whose future growth is underpriced. At the end of the period, our bottom-up decisions resulted in overweights in the Materials, Energy, and Industrials sectors and underweights (i.e. the Fund’s sector position was less than the benchmark position) in the Information Technology, Consumer Staples, and Financial sectors relative to the Russell 3000 Growth Index.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	18.0%
Capital Goods	7.9
Consumer Cyclical	10.8
Consumer Staples	3.0
Energy	9.7
Finance	6.5
Health Care	15.1
Services	6.3
Technology	19.0
Transportation	0.8
Short-Term Investments	15.8
Other Assets and Liabilities	(12.9)

Total	100.0%

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

High Yield A#	9/30/98	-2.32%	6.36%	4.73%
High Yield A##	9/30/98	-6.71%	5.39%	4.23%
High Yield B#	9/30/98	-3.06%	5.55%	NA *
High Yield B##	9/30/98	-7.59%	5.24%	NA *
High Yield C#	9/30/98	-3.02%	5.65%	4.02%
High Yield C##	9/30/98	-3.93%	5.65%	4.02%
High Yield I#	9/30/98	-2.03%	6.43%	4.76%
High Yield I##	9/30/98	-2.03%	6.43%	4.76%
High Yield R3#	9/30/98	-2.68%	6.64%	5.07%
High Yield R3##	9/30/98	-2.68%	6.64%	5.07%
High Yield R4#	9/30/98	-2.38%	6.73%	5.11%
High Yield R4##	9/30/98	-2.38%	6.73%	5.11%
High Yield R5#	9/30/98	-2.16%	6.80%	5.15%
High Yield R5##	9/30/98	-2.16%	6.80%	5.15%
High Yield Y#	9/30/98	-1.93%	6.83%	5.16%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

Portfolio Managers
Mark Niland, CFA	James Serhant, CFA	Nasri Toutoungi
Managing Director	Senior Vice President, Senior Investment Analyst	Managing Director
How did the Fund perform?
The Class A shares of The Hartford High Yield Fund returned -2.10% for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers High Yield Corporate Index, which returned -0.79%, and the -2.21% the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Sector and security selection were the main drivers of the Fund’s performance relative to its benchmark during the six-month period. The Fund entered the period with an 11.5% allocation to bank loans as a defensive measure, given that these securities are typically less vulnerable to credit issues than high yield bonds since they are more senior in the capital structure, providing a relative safe haven in a period of rising defaults. However, the market pressures from a supply overhang and the unwinding of collateralized loan obligations (CLOs) introduced an unprecedented level of price volatility to this asset class. We were able to reduce the Fund’s exposure to the sector to less than 8% before this wave hit, but the remaining exposure was adversely affected by the 5% price decline that bank loans suffered during the period. Technology-related exposures also detracted from performance as Spansion and Freescale reported results and future guidance that fell short of our expectations.
The Fund’s defensive holdings in cash, which were in excess of 6%, proved to be one of the main positive contributors to performance in a declining market. Also benefiting performance were holdings in the media sector, as our Clear Channel bonds benefited from the announcement of a tender offer at a level above par. In addition, our holdings in XM Satellite Radio, which were purchased at a deep discount to par, increased in value as optimism rose around the prospect of the completion of their merger with Sirius Satellite Radio.

What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
With regard to the high yield market, the supply overhang of bank loans and high yield bonds underwritten in the first half of 2007 is beginning to diminish, easing the technical pressure the market was facing, and newly underwritten transactions have been successfully placed in recent weeks as structures and prices have dramatically improved. Although corporate earnings are likely to be pressured by the current economic slowdown and defaults are poised to rise further, the financial sector appears to be on the mend. As such, there is reason to believe that the worst of the turmoil in the broader capital markets is behind us and we can soon return to the basics of credit underwriting within our sector in a market where significant spread widening has both highlighted risk and created value.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	8.3%
Capital Goods	1.6
Consumer Cyclical	11.2
Consumer Staples	1.1
Energy	5.3
Finance	12.3
Health Care	6.4
Services	16.0
Technology	16.6
Transportation	2.0
Utilities	11.7
Short-Term Investments	21.6
Other Assets and Liabilities	(14.1)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	0.3
BBB	0.4
BB	21.8
B	55.8
CCC	19.1
CC	0.2
C	0.0
NR	2.4

Total	100.0%

The Hartford High Yield Municipal Bond Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/31/07 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Municipal Non-Investment Grade Debt Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreci ation is a seconda ry objective.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	Since
	Date	Inception

High Yield Municipal Bond A#	5/31/07	-8.01%
High Yield Municipal Bond A##	5/31/07	-12.15%
High Yield Municipal Bond B#	5/31/07	-8.65%
High Yield Municipal Bond B##	5/31/07	-13.03%
High Yield Municipal Bond C#	5/31/07	-8.55%
High Yield Municipal Bond C##	5/31/07	-9.42%
High Yield Municipal Bond I#	5/31/07	-7.70%
High Yield Municipal Bond I##	5/31/07	-7.70%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford High Yield Municipal Bond Fund returned — 4.76%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers Municipal Non-Investment Grade Debt Index, which returned -5.60%, and the -4.26% average return of the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s significant exposure to higher-yielding, lower-rated bonds (triple-B and below) was one of the primary detractors from performance for the period. The Fund currently holds 70% of its assets in lower rated bonds. The flight to quality that took place during the period, coupled with credit rating downgrades of various major monoline bond insurers, forced selling by hedge funds, and the deterioration of the variable rate and auction rate markets led to significant volatility and price declines in the market, particularly in the high-yield sector. As a result, high-yield municipal credit spreads widened (i.e. short and long term interest rates moving farther apart) by 113 basis points during the period while spreads in investment-grade municipals widened by 60 basis points.
The Fund’s longer duration (a measure of interest-rate sensitivity), which resulted from considerable exposure to the long end of the municipal yield curve, was also a major detractor from performance. During the period, the municipal curve steepened with the yield differential between two-year and 30-year maturities increasing by 119 basis points to 226 basis points. As a result, the long end of the curve underperformed both the intermediate and short segments of the curve.
Over the course of the period we did, however, reduce the Fund’s duration from 9.4 years to 7.0 years (versus 7.86 years for the benchmark) as well as its exposure to lower-rated securities (from 98% to 70%), which helped the Fund to outperform its benchmark. To reduce duration, we sold various long-maturity issues and purchased short-maturity floating-rate securities. These purchases included higher yielding, low-duration auction rate securities and variable rate demand notes. As such, these securities offer the Fund the opportunity to capture higher yields than those offered by the traditional long-term market while also lowering the Fund’s duration. It should be noted that, while many auction rate securities have failed in recent months, we consider the auction rate securities we purchased as liquid because we limited our purchases to those issuers with high quality uderlying ratings and large cash balances that could be used to quickly refinance their outstanding auction rate debt. Furthermore, both the auction rate securities and the variable rate demand notes purchased are also in the higher-quality general obligation, utilities, and transportation sectors. As a result, these purchases coupled with the sale of lower-rated bonds from the portfolio also served to increase the Fund’s overall credit quality rating from ‘Ba1’ to ‘Baa2’ during the period.
Early this year, we reduced the Fund’s holdings in unsecured special facility airline bonds which was beneficial, as this was the worst performing sector for the six-month period. We expect to reenter this sector, but only on a secured basis, as pricing becomes more attractive. The Fund’s lack of leverage also benefited performance, as did its limited exposure to bond insurer credit downgrades. Conversely, holdings in special assessment bonds hindered returns as the sector continues to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures.
What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We believe the underlying credit fundamentals of the municipal market will to continue to weaken as long as the housing crisis, economic slowdown and bond insurer troubles continue to weigh on the market. With tax revenue growth slowing, we remain cautious and particularly selective with regard to high-yield bonds. Although demand from non-traditional buyers such as hedge funds remains spotty, demand from traditional buyers (insurance companies, individuals and mutual funds) has significantly improved in recent weeks, which has helped reduce the demand/supply imbalance that has negatively impacted market performance. However, we expect supply to remain relatively heavy throughout the remainder of this year. While municipal bond prices have risen recently, we believe they still offer tremendous value relative to taxable securities. In our view, this attractive pricing is unsustainable. Given this, as well as the extreme steepness of the municipal yield curve, we plan to slightly extend the Fund’s duration again while selectively adding to high-yield holdings.
Finally, the U.S. Supreme Court recently released its long-awaited decision in the Davis v. Kentucky Department of Revenue case, upholding the constitutionality of state laws that tax interest on out-of-state municipal bonds while exempting municipal bonds of in-state issuers. The decision preserves the status quo regarding state taxation of municipal bond interest and thus eliminates a potentially profound and largely uncertain impact on the municipal market going forward.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Airport Revenues	3.9%
General Obligations	4.0
Health Care/Services	15.4
Higher Education (Univ., Dorms, etc.)	19.8
Housing (HFA’s, etc.)	0.1
Industrial	4.3
Miscellaneous	13.7
Pollution Control	8.2
Public Facilities	2.5
Special Tax Assessment	8.7
Tax Allocation	2.3
Transportation	2.4
Utilities — Electric	1.0
Utilities — Gas	7.1
Utilities — Water and Sewer	3.1
Short-Term Investments	6.8
Other Assets and Liabilities	(3.3)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	11.0
AA	2.0
A	13.3
BBB	29.8
BB	11.8
B	3.4
CCC	1.4
NR	27.3

Total	100.0%

The Hartford Income Allocation Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/28/04 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective — Seeks current income and, as a secondary objective, capital preservation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Income Allocation A#	5/28/04	2.91%	3.51%
Income Allocation A##	5/28/04	-1.72%	2.30%
Income Allocation B#	5/28/04	2.18%	2.80%
Income Allocation B##	5/28/04	-2.72%	2.10%
Income Allocation C#	5/28/04	2.29%	2.80%
Income Allocation C##	5/28/04	1.30%	2.80%
Income Allocation I#	5/28/04	3.27%	3.64%
Income Allocation I##	5/28/04	3.27%	3.64%
Income Allocation R3#	5/28/04	2.62%	3.40%
Income Allocation R3##	5/28/04	2.62%	3.40%
Income Allocation R4#	5/28/04	2.85%	3.48%
Income Allocation R4##	5/28/04	2.85%	3.48%
Income Allocation R5#	5/28/04	3.24%	3.61%
Income Allocation R5##	5/28/04	3.24%	3.61%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Allocation Fund returned 1.34%, before sales charge, for the six-month period ended April 30, 2008, versus a 4.08% return for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, and 1.51% for the Lipper Intermediate Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JP Morgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities.
Over the course of the period, the Fund’s duration (a measure of interest-rate sensitivity) was less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter relative duration detracted from performance as interest rates declined during the quarter. Asset allocation also hindered returns. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating rate notes, high yield bonds and emerging market debt. Recently, the Fund decreased its allocation to TIPS in favor of floating rate notes and intermediate maturity bonds.
During the period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. Specifically, the

Fund has set target allocations to an ETF that provides emerging market debt exposure.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from our fund selection decisions. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

The Hartford Floating Rate Fund, Class Y	5.6%
The Hartford High Yield Fund, Class Y	10.2
The Hartford Income Fund, Class Y	14.1
The Hartford Inflation Plus Fund, Class Y	25.7
The Hartford Money Market Fund, Class Y	2.0
The Hartford Short Duration Fund, Class Y	21.7
The Hartford Strategic Income Fund, Class Y	4.5
The Hartford Total Return Bond Fund, Class Y	13.8
Powershares Emerging Markets Sovereign Debt Portfolio ETF	1.8
Other Assets and Liabilities	0.6

Total	100.0

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.
Investment objective — Seeks to provide a high level of current income. Capital appreciatio n is a secondary objective.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Income A#	10/31/02	0.34%	3.99%	5.09%
Income A##	10/31/02	-4.18%	3.04%	4.21%
Income B#	10/31/02	-0.42%	3.23%	4.32%
Income B##	10/31/02	-5.16%	2.90%	4.17%
Income C#	10/31/02	-0.42%	3.27%	4.36%
Income C##	10/31/02	-1.36%	3.27%	4.36%
Income Y#	11/28/03	0.53%	NA	4.05%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
William H. Davison, Jr.	Charles Moon	Christopher J. Zeppiere (effective June 1, 2008)
Managing Director	Managing Director	Vice President
How did the Fund perform?
The Class A shares of The Hartford Income Fund returned -0.04%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.08%, and the 1.30% average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The market was extremely volatile throughout the six-month period under review and risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) across all asset classes rose significantly. The subprime mortgage crisis accelerated, culminating in the near collapse of Bear Stearns. As financial institutions wrote down impaired assets and realized enormous losses, investor confidence eroded. Markets began to seize as banks, brokers and other financial institutions became reluctant to transact with each other.
The Federal Reserve (the “Fed”) was quick to react to the crisis, adding liquidity to the market by reducing the target federal funds rate from 4.5% to 2.0% while also establishing lending facilities that provided a back stop to both banks and brokers. Moreover, the Fed facilitated JPMorgan Chase’s rescue acquisition of Bear Stearns, after which credit spreads in the market, which had dramatically widened, began to narrow again. As a result, in the last month of the period, the Lehman Brothers U.S. Aggregate Bond Index realized the best returns in excess of Treasuries in the history of the index.
The Fund held allocations to various higher-yielding spread sectors and, therefore, had exposure to the considerable spread widening (i.e. short and long term interest rates moving farther apart) that took place during much of the period. In particular, the Fund was overweighted (i.e. the Fund’s sector position was greater than the benchmark position) high-yield bonds and bank loans, which are not included in the benchmark, and commercial mortgage-backed securities (CMBS) and was underweighted (i.e. the Fund’s sector position was less than the benchmark position) in Treasury securities. This sector allocation was the primary detractor from the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance as spread sectors underperformed Treasuries for the overall period. Security selection in investment-grade corporate debt and CMBS also hindered performance as a result of positions that were lower in the capital structure and more vulnerable to the illiquidity and systemic risk in the market.
The Fund’s duration (a measure of interest-rate sensitivity) and yield curve positioning, however, helped to mitigate some of this underperformance. We maintained a slightly longer duration for the Fund while positioning the Fund to benefit from a steepening of the yield curve (i.e. short and long term interest rates moving farther apart). This strategy proved beneficial as interest rates declined, particularly on the short end of the curve, and the curve steepened with the yield differential between two-year and ten-year Treasury notes increasing from 52 basis points to 147 basis points.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to backstop the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Although credit spreads have narrowed in recent weeks, they still remain at near record wide levels and appear to be pricing in very poor conditions. We believe that while the market is likely to remain volatile, market pricing will ultimately revert to historical means. Therefore, we will maintain our positions and opportunistically add modestly to spread risk.
Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	52.3
AA	6.1
A	15.8
BBB	7.3
BB	9.9
B	7.0
CCC	0.8
NR	0.8

Total	100.0%

Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	2.3%
Capital Goods	0.3
Consumer Cyclical	2.1
Consumer Staples	1.3
Energy	1.6
Finance	29.9
Foreign Governments	3.0
Health Care	1.5
Services	4.7
Technology	6.0
Transportation	1.0
U.S. Government Agencies	27.6
U.S. Government Securities	11.0
Utilities	2.5
Short-Term Investments	20.4
Other Assets and Liabilities	(15.2)

Total	100.0%

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks a total return that exceeds the rate of inflation over an economic cycle.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Inflation Plus A#	10/31/02	11.69%	5.52%	5.97%
Inflation Plus A##	10/31/02	6.66%	4.56%	5.08%
Inflation Plus B#	10/31/02	10.79%	4.77%	5.22%
Inflation Plus B##	10/31/02	5.79%	4.43%	5.07%
Inflation Plus C#	10/31/02	10.79%	4.75%	5.20%
Inflation Plus C##	10/31/02	9.79%	4.75%	5.20%
Inflation Plus I#	10/31/02	12.04%	5.65%	6.08%
Inflation Plus I##	10/31/02	12.04%	5.65%	6.08%
Inflation Plus R3#	11/28/03	11.25%	NA	5.50%
Inflation Plus R3##	11/28/03	11.25%	NA	5.50%
Inflation Plus R4#	11/28/03	11.41%	NA	5.57%
Inflation Plus R4##	11/28/03	11.41%	NA	5.57%
Inflation Plus R5#	11/28/03	11.79%	NA	5.66%
Inflation Plus R5##	11/28/03	11.79%	NA	5.66%
Inflation Plus Y#	11/28/03	11.96%	NA	5.73%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
John Hendricks	Timothy Willhide
Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Inflation Plus Fund returned 7.26%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 6.88%, and the 6.10% average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s performance was driven by positive contributions from duration (a measure of interest-rate sensitivity) and yield curve positioning, as well as sector allocation versus the benchmark index. With regard to duration and yield curve positioning, our strategy focused on positioning the Fund for lower interest rates and a steeper yield curve (i.e. short and long term interest rates moving farther apart), which proved additive to performance as interest rates generally declined, particularly on the short end of the yield curve. The Fund also benefited from successful tactical allocations between TIPS and nominal Treasuries of various maturities. Market conditions during the period afforded many opportunities for relative value trading between these two asset classes. When flight-to-quality concerns predominated, nominal Treasuries tended to outperform TIPS. When inflation worries escalated as food and energy prices climbed, investors favored TIPS. Security selection within TIPS, however, detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance.

What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
The Fed’s current monetary policy of emphasizing growth and liquidity is likely to allow inflation pressures to continue to build, creating an environment which should benefit TIPS. As a result, we expect TIPS to continue to perform well on a relative basis. Additionally, spreads in the credit markets appear more attractive than they have for some time and we expect the Fund to add positions in high quality issuers in the coming months.
Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	97.8
BB	2.0
Total	100.0%
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	0.1%
Consumer Cyclical	0.3
Finance	0.2
Health Care	0.2
Services	1.0
Technology	0.1
U.S. Government Securities	102.4
Utilities	0.2
Short-Term Investments	0.7
Other Assets and Liabilities	(5.2)

Total	100.0%

The Hartford International Growth Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective — Seeks capital appreciation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

International Growth A#	4/30/01	2.09%	18.93%	8.42%
International Growth A##	4/30/01	-3.52%	17.59%	7.55%
International Growth B#	4/30/01	1.17%	18.01%	7.62%
International Growth B##	4/30/01	-3.19%	17.80%	7.62%
International Growth C#	4/30/01	1.32%	18.04%	7.64%
International Growth C##	4/30/01	0.44%	18.04%	7.64%
International Growth I#	4/30/01	2.40%	19.06%	8.50%
International Growth I##	4/30/01	2.40%	19.06%	8.50%
International Growth R3#	4/30/01	1.71%	19.17%	8.73%
International Growth R3##	4/30/01	1.71%	19.17%	8.73%
International Growth R4#	4/30/01	2.04%	19.28%	8.80%
International Growth R4##	4/30/01	2.04%	19.28%	8.80%
International Growth R5#	4/30/01	2.46%	19.39%	8.87%
International Growth R5##	4/30/01	2.46%	19.39%	8.87%
International Growth Y#	4/30/01	2.52%	19.44%	8.90%

#	Without sales charge ## With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Andrew S. Offit, CPA	Jean-Marc Berteaux	Matthew D. Hudson, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford International Growth Fund returned -17.11%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the MSCI EAFE Growth Index, which returned -7.41%, and the -10.77% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the period as investors shed risk amid turmoil in the bond and housing markets. Markets were volatile as investors remained concerned about higher energy and agricultural commodity prices and the potential impact of a U.S.-led economic recession on global economic growth. The MSCI EAFE Growth Index (-7.41%) outperformed the MSCI EAFE Value Index (-10.62%). Within the MSCI EAFE Growth Index, sector returns were negative for all but Energy and Materials. Consumer Discretionary, Information Technology, and Telecommunication Services fell the most during the period.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI EAFE Growth Index during the period was a primarily a result of security selection. Positive stock selection in Materials and Telecommunication Services was more than offset by weaker stock selection in the Consumer Discretionary, Information Technology, and Consumer Staples sectors.
Arcandor and Daimler AG (both Consumer Discretionary) and easyJet (Industrials) were the leading relative detractors owned by the Fund. Shares of Germany’s largest department store chain Arcandor moved lower amid poor domestic consumer sentiment, continued asset sales, and disappointing earnings. The slowdown in the U.S. markets hurt sales for Berlin-based automaker Daimler AG, which reported a decline in first-quarter profits. Discount airline easyJet experienced weak performance due to higher fuel costs. We held all three stocks at the end of the period. U.K. food retailer Tesco and mobile phone provider Nokia were among other names that hurt absolute (i.e. total return) performance during the period. We eliminated Tesco but maintained a position in Nokia at the end of the period.

Top contributors to the Fund’s relative and absolute performance were Potash and K&S AG (both Materials), and Vestas Wind Systems (Industrials). Shares of K&S, a Germany-based chemical company and the European leader in potash products, and Potash, a Canadian-based fertilizer and feed products company, moved higher after reporting better-than-expected quarterly earnings and issuing optimistic earnings guidance for 2008. Both are benefiting from the global boom in agricultural products. Shares of Vestas, a global leader in the wind power industry, rose after the company posted solid earnings as it benefited from higher oil prices and increased demand for renewable energy. Canadian-based consumer electronic device company Research In Motion was a top contributor on an absolute basis. The company’s shares rose after the company announced that its net subscriber additions should be substantially higher than previous forecasts. We continued to hold all four securities at the end of the period.
What is the outlook?
We believe the U.S. slowdown will be a drag on global activity in 2008. The impact of tighter credit conditions and slowing U.S. imports will be felt unevenly throughout the world, but the emerging economies will remain economic growth leaders. We expect that aggressive Federal Reserve cuts and a weaker U.S. dollar will stimulate monetary policies abroad and should set the stage for improving global growth in 2009. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Information Technology, Financials, and Telecommunication Services stocks. The Fund held less-than-benchmark weights in Materials, Consumer Staples, and Utilities names.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	13.6%
Capital Goods	7.7
Consumer Cyclical	16.8
Consumer Staples	6.6
Energy	1.7
Finance	16.8
Health Care	7.6
Services	1.2
Technology	20.7
Transportation	2.1
Utilities	2.3
Short-Term Investments	11.8
Other Assets and Liabilities	(8.9)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Australia	1.9%
Belgium	1.0
Brazil	1.8
Canada	6.6
China	2.3
Denmark	3.3
Egypt	2.2
Finland	4.1
France	8.8
Germany	11.3
Hong Kong	1.9
Ireland	2.5
Israel	2.0
Japan	12.7
Luxembourg	0.5
Netherlands	5.2
Norway	1.7
Russia	0.7
South Africa	1.1
South Korea	2.2
Spain	1.0
Sweden	0.4
Switzerland	4.3
United Kingdom	17.6
Short-Term Investments	11.8
Other Assets and Liabilities	(8.9)

Total	100.0%

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
MSCI AC (All Country) World Free ex U.S. Index is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

International Opp A#	7/22/96	11.94%	21.23%	6.77%	7.78%
International Opp A##	7/22/96	5.78%	19.87%	6.17%	7.27%
International Opp B#	7/22/96	11.15%	20.36%	NA *	NA *
International Opp B##	7/22/96	6.49%	20.17%	NA *	NA *
International Opp C#	7/22/96	11.19%	20.32%	5.97%	6.99%
International Opp C##	7/22/96	10.26%	20.32%	5.97%	6.99%
International Opp R3#	7/22/96	11.67%	21.60%	7.16%	8.19%
International Opp R3##	7/22/96	11.67%	21.60%	7.16%	8.19%
International Opp R4#	7/22/96	12.24%	21.75%	7.23%	8.25%
International Opp R4##	7/22/96	12.24%	21.75%	7.23%	8.25%
International Opp R5#	7/22/96	12.43%	21.82%	7.26%	8.27%
International Opp R5##	7/22/96	12.43%	21.82%	7.26%	8.27%
International Opp Y#	7/22/96	12.51%	21.86%	7.28%	8.29%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford International Opportunities Fund returned -7.94%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the MSCI All Country World ex U.S. Index, which returned -9.14% for the same period, and the -10.61% return of the average fund in the Lipper International LargeCap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in global credit markets and a weakening outlook for corporate earnings growth. Within this environment, every sector in the MSCI All Country World Free ex U.S. Index fell, led by Consumer Discretionary (-16%), Industrials (-14%), and Financials (-14%). Energy (-1%), Materials (-1%), and Consumer Staples (-3%) fell the least. From a regional perspective, Asian (-14%) and Emerging Markets (-14%) securities lagged the most, while Latin American (+3%) stocks performed better.
The Fund’s outperformance was primarily due to security selection. Sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, was also additive due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) position to Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Staples. Top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance were all in the Materials sector and included Uralkali, Rio Tinto, and MMX Mineracao. Uralkali, a Russian company developing the world’s second-largest deposit of potash, saw its shares rise as global food shortages put upward pressure on food prices. Rio Tinto is a diversified international mining company with significant iron ore exposure. The company’s shares benefited as investor concern ebbed over funding considerations for the company’s Alcan acquisition. The company also received a takeout offer from Australian mining company BHP Billiton, which it declined. MMX Mineracao is a Brazilian mining company that benefited from robust iron-ore pricing and demand and investor enthusiasm for the company’s high growth profile. Strong sales volumes during the period helped the company’s share price rise.
Top detractors from relative performance included Ryanair (Industrials), Nokia (Information Technology), and AerCap (Industrials). Ryanair, a low cost European airline company, saw its shares decline due to worries about an EU deceleration leading to slower future growth. Nokia, the world’s largest mobile phone maker, had been a strong performer coming into 2008. However, the company’s most recent earnings release disappointed investors, leading to a downdraft in the stock price. AerCap is an aircraft leasing company that was hurt by liquidity concerns stemming from global credit market issues, as well as concerns about the slowing of the U.S. economy. We eliminated the position in AerCap, but continued to hold Ryanair and Nokia at the end of the period. Japan Tobacco (Consumer Staples) was also a top detractor from absolute performance during the period.
What is the outlook?
Despite strong action from the U.S. Federal Reserve during the period, we expect a continued slowdown in the growth rate of world economies. Problems within U.S. financial markets are likely to continue to spread throughout the economy and take their toll on U.S. demand. We put little faith in the decoupling thesis, thus believing that U.S. weakness will spread to most global economies.
Sector weights are a fall out of our bottom-up stock selection process and at the end of the period, Health Care, Consumer Staples, and Industrials were our largest overweights and Financials, Consumer Discretionary, and Utilities were are largest underweights relative to the benchmark. In terms of regional allocation, we ended the period overweight Europe and underweight Japan and Asia.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	13.2%
Capital Goods	1.6
Consumer Cyclical	8.5
Consumer Staples	8.4
Energy	8.1
Finance	22.4
Health Care	8.3
Services	2.1
Technology	17.8
Transportation	3.1
Utilities	3.0
Short-Term Investments	23.8
Other Assets and Liabilities	(20.3)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Austria	1.3%
Belgium	0.3
Brazil	5.1
Canada	2.1
China	4.9
Denmark	1.0
Egypt	1.5
Finland	1.9
France	10.3
Germany	8.3
Hong Kong	1.3
India	1.0
Ireland	1.6
Israel	1.7
Japan	8.7
Luxembourg	2.0
Mexico	0.5
Netherlands	5.8
Norway	2.9
Russia	3.2
South Africa	2.2
South Korea	1.0
Spain	2.5
Sweden	1.1
Switzerland	7.1
United Kingdom	14.1
United States	3.1
Short-Term Investments	23.8
Other Assets and Liabilities	(20.3)

Total	100.0%

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country’s market capitalization in the Broad Market Index. All developed countries are included except the U.S. and Canada.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

International Small Co A#	4/30/01	-4.38%	21.03%	13.99%
International Small Co A##	4/30/01	-9.64%	19.67%	13.07%
International Small Co B#	4/30/01	-5.15%	20.17%	13.30%
International Small Co B##	4/30/01	-9.31%	19.98%	13.30%
International Small Co C#	4/30/01	-5.10%	20.11%	13.16%
International Small Co C##	4/30/01	-5.93%	20.11%	13.16%
International Small Co I#	4/30/01	-4.06%	21.11%	14.05%
International Small Co I##	4/30/01	-4.06%	21.11%	14.05%
International Small Co Y#	4/30/01	-3.92%	21.53%	14.49%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford International Small Company Fund returned -11.83%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, which returned -13.47% for the same period, and the -14.13% return of the average fund in the Lipper International Small/Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in the credit markets and a weakening outlook for corporate earnings growth. Certain central banks acted aggressively to soften an economic slowdown, with the U.S. Federal Reserve lowering the federal funds rate and introducing multiple programs aimed at improving liquidity within financial markets. In response to increasing concerns over a shaky financial system and a likely U.S. recession, equity investors globally sought to shed risk. All but one sector in the S&P/Citigroup Extended Market Euro-Pacific Index fell during the period, led lower by Consumer Discretionary (-22%), Information Technology (-17%), and Financials (-15%). The only sector to advance was Utilities (+3%).
The Fund outperformed its benchmark during the period due to both stock selection and allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, the Fund benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in relatively strong Energy stocks and an underweight (i.e. the Fund’s sector position was less than the benchmark position) among lagging Consumer Discretionary stocks.
Stock selection was positive in seven of ten sectors, with particular strength in Energy, Financials, and Consumer Discretionary. Results were weaker in Industrials, Utilities, and Materials. Among the top contributors to relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) returns were Lupatech, Petrofac, and Lundin Petroleum. Lupatech, a leading equipment supplier to the oil and gas industry in Latin America, benefited from strong energy demand. We expect recent acquisitions and growth in international markets to create positive earnings momentum. Petrofac, a U.K. oil and gas services provider with projects in Tunisia, the North Sea and Kazakhstan, benefited from continued high demand from its large oil company clients as high oil prices spur greater exploration and production activity. We sold our position into strength. Investors rewarded Sweden-based oil and gas company

Lundin Petroleum for receiving a long-awaited drilling permit in Russia, commencement of drilling operations in Sudan, and further progress at its Alvheim offshore drilling operations. In addition to Lundin’s favorable production outlook and reserve growth, we expect further momentum and profitability to be derived from the North Sea oil field Alvheim, once this resource comes on stream. Other top contributors included Chilean fertilizer and chemicals company Sociedad Quimica y Minera, Hong Kong watchmaker Peace Mark, and Japanese baby and pet care company Unicharm.
The largest detractors on a relative and absolute basis during the period were concentrated in the Industrials sector. Fears of a slowing European economy and higher jet fuel prices hurt the shares of U.K. discount airline easyJet. We added to our position on weakness. Korean shipbuilding and construction concern Hanjin Heavy Industries saw its shares fall on concerns that existing contracts would be canceled. We continue to hold our position. Seek, the leading online employment site in Australia and New Zealand, was impacted by concerns of slowing job growth in Australia. We eliminated our position but would look to buy back on weakness as the fundamental business model remains attractive.
What is the outlook?
We select stocks in the Fund one at a time based on their individual merits. At the end of the period, we were most overweight Health Care and Energy stocks and most underweight Financials and Utilities. In Health Care we have a focus on the high margin and recurring revenue potential of equipment & service companies. We also hold positions in several leading drug development and niche medical equipment companies. Our Energy overweight is based on the belief that the sector is well positioned to outperform due to compelling supply and demand fundamentals. Our holdings include conventional oil and gas as well as alternative fuel sources companies. We also see a favorable environment for energy services companies, which should benefit as rising oil demand is likely to support further exploration and development in addition to increased focus on improving utilization of existing resources.
Our underweight in the Financials sector is the result of eliminating stocks with particular exposure to the ongoing credit crunch. We expect further weakness in the sector as companies, even if not involved in the wholesale funding segment of the market, disclose the extent of their exposure to troubled credit-related areas of the market.
On a regional basis, our greatest regional underweight position at the end of the period was in Europe, mostly due to less-than-benchmark exposures to Germany, France, and Spain, as valuations are no longer compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in Japan and select emerging markets.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	16.5%
Capital Goods	4.4
Consumer Cyclical	12.2
Consumer Staples	2.5
Energy	7.5
Finance	9.7
Health Care	15.8
Services	9.6
Technology	8.7
Transportation	6.3
Utilities	3.0
Short-Term Investments	21.5
Other Assets and Liabilities	(17.7)

Total	100.0%

Diversification by Country
as of April 30, 2008

Percentage of
Country	Net Assets

Australia	5.7%
Belgium	0.6
Brazil	2.8
Canada	1.3
China	3.4
Denmark	0.6
Finland	2.3
France	6.2
Germany	5.0
Hong Kong	5.9
India	0.6
Israel	0.8
Italy	5.4
Japan	23.6
Liechtenstein	0.8
Malaysia	0.5
Netherlands	2.7
Norway	2.5
Papua New Guinea	0.5
Singapore	0.7
South Korea	3.0
Spain	1.1
Sweden	3.1
Switzerland	4.0
United Kingdom	13.1
Short-Term Investments	21.5
Other Assets and Liabilities	(17.7)

Total	100.0%

The Hartford LargeCap Growth Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 11/30/06 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

LargeCap Growth A#	11/30/06	-8.52%	-2.65%
LargeCap Growth A##	11/30/06	-13.55%	-6.46%
LargeCap Growth B#	11/30/06	-9.40%	-3.49%
LargeCap Growth B##	11/30/06	-13.85%	-6.18%
LargeCap Growth C#	11/30/06	-9.31%	-3.42%
LargeCap Growth C##	11/30/06	-10.20%	-3.42%
LargeCap Growth Y#	11/30/06	-8.31%	-2.34%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford LargeCap Growth Fund returned -13.15%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 1000 Growth Index, which returned -9.28%, and the -10.01% average return of the Lipper Large-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was driven by both weak security selection and weak sector allocation. Favorable security selection in the Materials and Consumer Discretionary sectors could not offset unfavorable security selection in the Energy and Healthcare sectors. With regard to sector allocation, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Energy and Materials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials detracted from performance.
Among the largest individual contributors to returns relative to the benchmark were housing developer NVR and MasterCard, both of which were overweighted. NVR’s stock was up 29% during the period, while most of its peers had negative performance. Despite the poor housing market, the company remains profitable, incurring minimal writedowns because of its lack of exposure to the weak housing markets of Florida, Nevada, and California. Additionally, the company employs a strategy that places future land development risk in the hands of third parties. MasterCard was up 47% during the period. The company’s earnings more than doubled, driven by higher spending volume both in the U.S. and overseas, particularly in emerging markets.
Among the largest detractors from returns relative to the benchmark were overweights in Humana and Western Refining. Despite an impressive fourth-quarter profit that beat Wall Street expectations, Humana shares fell when the company significantly reduced its earnings outlook. Additionally, Humana’s industry (managed care) suffered over fears of increased costs for all companies. Western Refining fell 72% during the period, as the company’s refining margins deteriorated significantly because of the high price of oil.
As of the end of the period, the Fund’s top holdings included Apple and Microsoft. Apple is a top holding because of its favorable investor sentiment exhibited by recent stock volume support and greater consensus among analysts about the company’s favorable outlook, and strong management behavior as exhibited by its efficient use of invested capital. Similarly, Microsoft is a top holding primarily due to a combination of strong management behavior represented by favorable efficient use of invested capital and favorable investor sentiment exhibited by recent stock volume support.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell 1000 Growth Index. The team’s systematic approach weighs more than 70 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
On an absolute basis, the environment for stocks looks challenging. Both earnings growth and price/earnings multiples show little sign of improving in the near term. Another trend we see impacting performance is the outperformance of growth stocks versus value stocks over the last twelve months. To the extent that this trend continues, the Fund’s focus on large-cap growth stocks will be helpful. Finally, a weak business environment has increased demand for productivity enhancing technologies. So far this year, the Information Technology sector has outperformed all other sectors except the high flying Energy sector. Information technology stocks represent roughly twenty percent of the stated investment universe for the Fund. A continuation of this trend would help propel performance.
On a relative basis, we see three key themes that could significantly impact performance relative to the Fund’s benchmark: volatility, credit spreads, and valuations. Volatility increased dramatically during the last 12 months, and we expect it to remain relatively high through 2008. While periods of dramatically increasing volatility tend to be difficult for our strategy, periods of sustained high volatility tend to benefit the stocks with consistent earnings power that our strategy favors. Periods of widening credit spreads, as has been the case recently, also favor quality stocks. We expect this trend to continue because spreads have not yet reached peak levels seen in the past. With regard to valuations, relative differences in valuations across the Fund’s investment universe have been tight by historical standards. This has made it difficult to make meaningful distinctions between attractively priced stocks and expensive stocks. As a result, for the last 12 months our reliance on valuation has proven a disappointing tool for determining future relative performance. While there are some indications that the dispersion in valuations is beginning to return to normal levels, a continuation of this lack of differentiation could be a headwind for the Fund.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	2.7%
Capital Goods	7.3
Consumer Cyclical	10.0
Consumer Staples	6.0
Energy	9.5
Finance	7.7
Health Care	17.1
Other Investment Pools and Funds	0.7
Services	7.3
Technology	28.5
Transportation	2.3
Utilities	0.3
Short-Term Investments	0.2
Other Assets and Liabilities	0.4

Total	100.0%

The Hartford MidCap Fund**
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

MidCap A#	12/31/97	1.94%	16.47%	14.21%	15.09%
MidCap A##	12/31/97	-3.67%	15.16%	13.57%	14.46%
MidCap B#	12/31/97	1.13%	15.59%	NA *	NA *
MidCap B##	12/31/97	-3.05%	15.37%	NA *	NA *
MidCap C#	12/31/97	1.21%	15.69%	13.44%	14.32%
MidCap C##	12/31/97	0.38%	15.69%	13.44%	14.32%
MidCap Y#	12/31/97	2.38%	17.03%	14.75%	15.63%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

**	As of August 16, 2004, the Fund no longer offers class A, B and C shares except as follows: The Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisers, Inc. (that are cleared through National Financial Services), The Raymond James Freedom Wrap Account and The A.G. Edwards Professional Fund Advisor (PFA) Wrap Account.

The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that include (or offered) the Fund as an investment option prior to August 16, 2004.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Fund returned -6.86%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P MidCap 400 Index, which returned -6.95%, and the -9.05 % return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell in the final months of 2007 and the first quarter of 2008 amidst continued turmoil in U.S. bond and housing markets and the extended credit crunch that contributed to the near collapse of large investment bank Bear Stearns. In response to increasing concerns of a shaky financial system and a potential recession in the U.S., equity investors sought to shed risk. Mid cap stocks (-7%) outperformed small (-13%) and large cap stocks (-10%) during the period, as measured by the S&P MidCap 400 Index, Russell 2000 Index and S&P 500 Index, respectively. Growth stocks (-8%) slightly out-paced their value counterparts stocks (-9%) during the period, as measured by the Russell MidCap Growth Index and Russell MidCap Value Index. Within the S&P MidCap 400 Index, nine out of ten sectors posted negative returns. Telecommunication Services (-40%), Information Technology (-17%), and Consumer Discretionary

(-12%) were the biggest laggards. Energy (+20%) was the only sector with positive returns.
Security selection in Materials, Health Care, Information Technology and Telecommunication Services contributed to positive relative (i.e. performance of the Fund as measured against the benchmark) performance for the Fund. This more than offset weaker selection in the Consumer Discretionary, Financials, Industrials and Energy sectors. Sector allocations, driven by security selection, detracted from relative returns during the period, primarily due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Health Care and Information Technology and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the strong-performing Energy sector.
Top contributors to returns on a relative basis included Respironics (Health Care), U.S. Steel (Materials), and Cleveland-Cliffs (Materials). We sold our shares of medical device and equipment company Respironics after it was acquired by Royal Philips Electronics NV. Steel maker U.S. Steel, with operations in the U.S., Canada, and Central Europe, benefited from rising global demand, which pushed prices and margins higher. Shares of iron ore pellet producer Cleveland-Cliffs benefited from tight fundamentals in global iron ore markets due to strong worldwide demand for steel. Other top contributors to absolute (i.e. total return) performance were drug developer Millennium Pharmaceuticals (Health Care) and natural gas and exploration company Southwestern Energy (Energy). We continued to hold Cleveland-Cliffs, Millennium Pharmaceuticals, and Southwestern Energy at the end of the period.
Top detractors from absolute and relative performance included SanDisk (Information Technology), and Cadence Design Systems (Information Technology). We eliminated our position in flash data storage card products firm SanDisk after a disappointing lineup of new product introductions reduced our outlook for the firm. Shares of electronic design automation software and hardware company Cadence Design Systems fell as changes in the software license model announced in October caused uncertainty for investors. Active wear manufacturer Gildan Activewear (Consumer Discretionary) and bank holding company UCBH Holdings (Financials) were also among the top detractors from absolute and relative performance. We continued to hold Gildan Activewear and Cadence Design Systems at the end of the period.
What is the outlook?
Our efforts are focused on picking stocks based on a bottom-up (i.e. stock by stock fundamental research) review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions in the Health Care and Information Technology sectors. Within Information Technology, exposure favors Software & Services companies. At the end of the period, the Fund’s largest underweight remained Financials. The Fund also ended the period underweight the Utilities and Consumer Discretionary sectors.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	9.3%
Capital Goods	2.8
Consumer Cyclical	11.2
Consumer Staples	1.9
Energy	10.4
Finance	10.7
Health Care	16.1
Services	13.3
Technology	15.3
Transportation	3.5
Utilities	2.2
Short-Term Investments	31.2
Other Assets and Liabilities	(27.9)

Total	100.0%

The Hartford MidCap Growth Fund
(formerly The Hartford Select MidCap Growth Fund)
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 1/01/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are members of the Russell 1000 Growth Index.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception
MidCap Growth A#	1/01/05	-7.97%	4.88%
MidCap Growth A##	1/01/05	-13.03%	3.11%
MidCap Growth B#	1/01/05	-8.45%	4.24%
MidCap Growth B##	1/01/05	-12.42%	3.46%
MidCap Growth C#	1/01/05	-8.66%	4.09%
MidCap Growth C##	1/01/05	-9.45%	4.09%
MidCap Growth Y#	1/01/05	-7.65%	5.27%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford MidCap Growth Fund returned -12.09%, before sales charge, for the six-month period ended April 30, 2008, versus -8.44% for its benchmark, the Russell MidCap Growth Index, and the -10.92% average return of the Lipper Mid-Cap Growth Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
During the period, the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was primarily due to adverse security selection in the Energy, Financials, and Health Care sectors. However, this was partially offset by strong security selection in the Information Technology and Industrials sectors and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Materials and Energy sectors.
Among the largest individual contributors to relative returns were MasterCard, whose third-quarter profit topped analyst estimates, and W&T Offshore, an oil and gas producer whose fourth-quarter earnings also exceeded analyst expectations. The primary detractors from relative performance included a large overweight position in Tesoro, a petroleum refining company that posted an unexpectedly large quarterly loss, and Crocs, whose share price fell after the company warned of impending losses.
As of the end of the period, the Fund’s top holdings included overweight positions in Chemtura, a global chemical manufacturer, and Telephone & Data Systems, a diversified telecommunications company. Both Chemtura and Telephone & Data Systems are top holdings due to their attractive valuations.
Our team invests in companies that we believe have compelling stock characteristics relative to the Russell MidCap Growth Index. The team’s systematic approach weighs 30 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and higher margins..
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
On an absolute basis, the environment for stocks looks challenging. Both earnings growth and price/earnings multiples show little sign of improving in the near term. Another trend we see impacting performance is the outperformance of growth stocks versus value stocks over the last twelve months. To the extent that this trend continues, the fund’s focus on mid-cap growth stocks will be helpful. Finally, consumer discretionary stocks represent roughly twenty percent of the stated investment universe for the fund. This sector has experienced severe underperformance recently because of the weakening economy and associated concerns that the consumer cannot keep spending. Any sort of “relief” rally in this sector would be an additional boost.
On a relative basis, we see three key themes that could significantly impact performance relative to the Fund’s benchmark: volatility, credit spreads, and valuations. Volatility increased dramatically during the last 12 months, and we expect it to remain relatively high through 2008. While periods of dramatically increasing volatility tend to be difficult for our strategy, periods of sustained high volatility tend to benefit the stocks with consistent earnings power that our strategy favors. Periods of widening credit spreads, as has been the case recently, also favor quality stocks. We expect this trend to continue because spreads have not yet reached peak levels seen in the past. With regard to valuations, relative differences in valuations across the Fund’s investment universe have been tight by historical standards. This has made it difficult to make meaningful distinctions between attractively priced stocks and expensive stocks. As a result, for the last 12 months our reliance on valuation has proven a disappointing tool for determining future relative performance. While there are some indications that the dispersion in valuations is beginning to return to normal levels, a continuation of this lack of differentiation could be a headwind for the Fund.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	9.3%
Capital Goods	6.0
Consumer Cyclical	12.7
Consumer Staples	2.4
Energy	9.6
Finance	13.9
Health Care	7.7
Other Investment Pools and Funds	0.3
Services	9.9
Technology	23.5
Transportation	1.6
Utilities	2.6
Short-Term Investments	28.4
Other Assets and Liabilities	(27.9)

Total	100.0%

The Hartford MidCap Value Fund*
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2500 Value Index measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

MidCap Value A#	4/30/01	-17.08%	13.38%	7.62%
MidCap Value A##	4/30/01	-21.64%	12.11%	6.75%
MidCap Value B#	4/30/01	-17.67%	12.57%	6.86%
MidCap Value B##	4/30/01	-21.00%	12.32%	6.86%
MidCap Value C#	4/30/01	-17.74%	12.56%	6.85%
MidCap Value C##	4/30/01	-18.41%	12.56%	6.85%
MidCap Value Y#	4/30/01	-16.77%	13.92%	8.12%

#	Without sales charge

##	With sales charge

*	As of August 16, 2004, the Fund no longer offers Class A, B and C shares except as follows: The Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

The Fund continues to pay 12b-1 fees. These fees are paid for ongoing shareholder services, to compensate brokers for past sales to reimburse the Fund’s distributor for commissions paid in connection with past sales.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford MidCap Value Fund returned -17.70%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 2500 Value Index, which returned -10.32% for the same period, and the -9.75% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For much of the period, the U.S. equity markets reacted negatively due to continued disruptions in the credit markets. As the U.S. economy continued to slide into recession, investors abruptly lost their appetite for risk and companies with balance sheet leverage or uncertain financing needs saw significant erosion in their equity market value. The worries climaxed in March with the near collapse of a major investment bank and several bond insurers. However, the equity markets experienced a sharp rebound in April as the Federal Reserve (the “Fed”) acted aggressively to soften the economic slowdown and increase liquidity in the financial markets.
During the period, mid cap stocks outperformed small cap and large cap stocks, as measured by the S&P MidCap 400 Index (-7.0%), Russell 2000 Index (-12.9%) and S&P 500 Index (-9.6%), respectively. Value stocks slightly underperformed growth stocks, as measured by the Russell 1000 Value Index (-9.8%) and Russell 1000 Growth Index (-9.3%). Within the benchmark, Energy was the only sector that posted positive returns while Telecommunication Services, Information Technology and Consumer Discretionary all lagged significantly.
The Fund’s underperformance was primarily driven by weak stock selection across seven of the ten broad economic sectors. Stock selection was weakest within Financials, Consumer Discretionary, Energy and Industrials. Overall sector allocation contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance, particularly our overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Energy and Materials.
The largest detractors from performance included R.H. Donnelley (Consumer Discretionary) and Financials stocks Ambac and Thornburg

Mortgage. U.S. yellow pages and online search company R.H. Donnelley’s shares lost over 80% of their value during the period, as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage. Shares of insurer Ambac fell due to concerns regarding losses from the company’s financial guarantee contracts as well as a dilutive stock offering in the fourth quarter. Thornburg Mortgage, a residential mortgage lender, got caught in a liquidity squeeze as credit markets seized up, forcing the sale of its high quality mortgage portfolio at deep losses and necessitating an extremely dilutive capital raise. We eliminated R.H. Donnelly and Ambac but held Thornburg at the end of the period.
Among the top contributors to performance were Materials stocks Cleveland-Cliffs and Owens-Illinois and Energy stock Arch Coal. Iron ore pellet producer Cleveland-Cliffs shares benefited from tight fundamentals in global iron ore markets due to strong worldwide demand for steel. Owens-Illinois, one of the world’s leading manufacturers of glass and plastic packaging containers saw its shares advance as the tightness in glass supply became more evident, particularly in Europe. U.S. coal producer Arch Coal’s shares benefited from a favorable pricing environment for coal. We held our positions in these stocks at the end of the period.
What is the outlook?
While official GDP statistics have yet to confirm the U.S. recession, we believe that is largely academic, as personal consumption and wage growth metrics have declined to levels consistent with previous economic contractions. Credit availability remains drastically curtailed, inflation and unemployment are rising, U.S. consumer confidence is badly shaken, U.S. housing prices have further to fall and the European economy appears poised for a slowdown. While continued growth in the emerging markets will cushion the blow, we do not envision a quick or vigorous recovery. The Fed has made it clear they will do whatever it takes to combat the credit crunch in the U.S., but the fact remains that it will take some time to work excessive leverage out of the system. The upcoming political election adds another layer of uncertainty in the U.S.
Investors seem eager to find a bottom in the equity markets and rotate to early cycle sectors like Financials and Consumer Discretionary. While we have found some value opportunities we like in these areas, we remain somewhat cautious as earnings expectations have generally not yet come down to realistic levels, and the optimism created by the Fed response could prove short-lived.
We are gradually increasing our Financials holdings, as we have uncovered some companies that are less dependent on the asset-backed credit markets or the economic cycle and therefore have more reliable earnings prospects. In the Consumer Discretionary sector, we have generally tried to upgrade the quality of our holdings and have cut loose a few losers. At the end of the period, we remained overweight in Health Care and Information Technology, where we think valuations have been excessively discounted.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	16.1%
Capital Goods	8.1
Consumer Cyclical	9.0
Consumer Staples	6.6
Energy	6.3
Finance	17.4
Health Care	8.8
Services	4.5
Technology	12.9
Transportation	3.8
Utilities	5.3
Short-Term Investments	28.8
Other Assets and Liabilities	(27.6)

Total	100.0%

The Hartford Retirement Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – Seeks current income and secondarily, capital preservation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Retirement Income A#	9/30/05	2.18%	4.17%
Retirement Income A##	9/30/05	-3.44%	1.91%
Retirement Income B#	9/30/05	1.42%	3.41%
Retirement Income B##	9/30/05	-3.41%	2.36%
Retirement Income C#	9/30/05	1.47%	3.47%
Retirement Income C##	9/30/05	0.50%	3.47%
Retirement Income R3#	9/30/05	1.70%	4.10%
Retirement Income R3##	9/30/05	1.70%	4.10%
Retirement Income R4#	9/30/05	2.11%	4.29%
Retirement Income R4##	9/30/05	2.11%	4.29%
Retirement Income R5#	9/30/05	2.50%	4.49%
Retirement Income R5##	9/30/05	2.50%	4.49%
Retirement Income Y#	9/30/05	2.50%	4.51%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Retirement Income Fund returned -1.66%, before sales charge, for the six-month period ended April 30, 2008, versus -2.29% for the Lipper Mixed-Asset Target Allocation Conservative Funds average, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth outperformed value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes, high yield bonds, and emerging market debt. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. No hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	6.8%
The Hartford Disciplined Equity Fund, Class Y	3.3
The Hartford Equity Income Fund, Class Y	2.2
The Hartford Floating Rate Fund, Class Y	5.5
The Hartford Global Growth Fund, Class Y	1.4
The Hartford Growth Fund, Class Y	1.0
The Hartford High Yield Fund, Class Y	3.5
The Hartford Income Fund, Class Y	9.8
The Hartford Inflation Plus Fund, Class Y	12.6
The Hartford International Opportunities Fund, Class Y	3.3
The Hartford International Small Company Fund, Class Y	2.4
The Hartford Money Market Fund, Class Y	1.4
The Hartford Select MidCap Value Fund, Class Y	0.6
The Hartford Select SmallCap Value Fund, Class Y	0.5
The Hartford Short Duration Fund, Class Y	18.9
The Hartford Stock Fund, Class Y	0.6
The Hartford Strategic Income Fund, Class Y	7.3
The Hartford Total Return Bond Fund, Class Y	10.5
The Hartford Value Fund, Class Y	6.9
The Hartford Value Opportunities Fund, Class Y	0.5
Other Assets and Liabilities	1.0

Total	100.0%

The Hartford Select MidCap Value Fund
(subadvised by: Hartford Investment Management Company)
Performance Overview(1) 4/29/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell MidCap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rate. These stocks are also members of the Russell 1000 Value Index.
You cannot invest directly in an index.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Select MidCap Value A#	4/29/05	-19.89%	4.55%
Select MidCap Value A##	4/29/05	-24.30%	2.60%
Select MidCap Value B#	4/29/05	-20.36%	3.85%
Select MidCap Value B##	4/29/05	-23.91%	2.97%
Select MidCap Value C#	4/29/05	-20.52%	3.78%
Select MidCap Value C##	4/29/05	-21.23%	3.78%
Select MidCap Value Y#	4/29/05	-19.57%	4.88%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Select MidCap Value Fund returned -11.86%, before sales charge, for the six-month period ended April 30, 2008, versus -9.20% for its benchmark, the Russell MidCap Value Index, and the -9.75% average return of the Lipper Mid-Cap Value Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The portfolio’s underperformance relative to the benchmark for the period was primarily due to poor security selection in the Financial sector. Sector allocation, however, marginally helped relative performance as a result of an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy sector and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Telecommunication Services sector.
Among the largest individual contributors to relative performance were Patterson-UTI Energy and Chesapeake Energy. Both stocks, which were overweighted in the portfolio, rose along with the Energy sector. Among the largest detractors from relative performance were MBIA and Ambac Financial Group, both of which were also overweighted and continue to struggle because of concerns about consumer housing credit.
As of the end of the period, the portfolio’s top holdings include Patterson-UTI Energy and Equity Residential, both of which are overweighted versus the benchmark. Patterson-UTI Energy is a top holding primarily because of its combination of attractive management and business behavior characteristics. Equity Residential is a top holding primarily because of its combination of attractive management and investor behavior characteristics.
Our team invests in companies that we believe have compelling stock characteristics versus the Russell MidCap Value Index. The team’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
On an absolute basis, the environment for stocks looks challenging. Both earnings growth and price/earnings multiples show little sign of improving in the near term. Another trend we see impacting performance is the outperformance of growth stocks versus value stocks over the last twelve months. To the extent that this trend continues, the fund’s focus on mid-cap value stocks will be an additional hurdle. Finally, financial service stocks represent roughly thirty percent of the stated investment universe for the Fund. This sector has been crushed, primarily by the subprime crisis. Any sort of “relief” rally in this sector would be a boost.
On a relative basis, we see three key themes that could significantly impact performance relative to the Fund’s benchmark: volatility, credit spreads, and valuations. Volatility increased dramatically during the last 12 months, and we expect it to remain relatively high through 2008. While periods of dramatically increasing volatility tend to be difficult for our strategy, periods of sustained high volatility tend to benefit the stocks with consistent earnings power that our strategy favors. Periods of widening credit spreads, as has been the case recently, also favor quality stocks. We expect this trend to continue because spreads have not yet reached peak levels seen in the past. With regard to valuations, relative differences in valuations across the Fund’s investment universe have been tight by historical standards. This has made it difficult to make meaningful distinctions between attractively priced stocks and expensive stocks. As a result, for the last 12 months our reliance on valuation has proven a disappointing tool for determining future relative performance. While there are some indications that the dispersion in valuations is beginning to return to normal levels, a continuation of this lack of differentiation could be a headwind for the Fund.
We are committed to our belief that, for long-term success, the best approach is to remain fully invested and build the portfolio from the bottom up (i.e. stock by stock fundamental research) based on company-specific fundamentals.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	4.9%
Capital Goods	5.1
Consumer Cyclical	8.0
Consumer Staples	3.0
Energy	14.7
Finance	33.2
Health Care	4.8
Services	4.7
Technology	9.7
Transportation	1.6
Utilities	8.7
Short-Term Investments	18.2
Other Assets and Liabilities	(16.6)

Total	100.0%

The Hartford Select SmallCap Value Fund

(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC SSgA Funds Management, Inc.)
Performance Overview(1) 7/31/06 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the U.S. on the New York Stock Exchange, American Stock Exchange and Nasdaq.
You cannot invest directly in an index.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Select SmallCap Value A#	7/31/06	-16.02%	-0.17%
Select SmallCap Value A##	7/31/06	-20.64%	-3.34%
Select SmallCap Value B#	7/31/06	-16.79%	-1.08%
Select SmallCap Value B##	7/31/06	-20.67%	-3.20%
Select SmallCap Value C#	7/31/06	-16.78%	-1.02%
Select SmallCap Value C##	7/31/06	-17.56%	-1.02%
Select SmallCap Value Y#	7/31/06	-15.72%	0.16%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf	Gary W. Lisenbee	Ric Thomas
Managing Director	President	Principal
Sandi L. Gleason	Samir Sikka	Chuck Martin
	Senior Vice President	Principal
How did the fund perform?
The Class A shares of The Hartford Select SmallCap Value Fund returned -15.60%, before sales charge, for the six-month period ended April 30, 2008, versus the -11.55% return of the Russell 2000 Value Index and -11.30% return of the average Fund in the Lipper Small-Cap Value peer group.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. bond and housing markets. Within the Russell 2000 Value Index, nine out of the ten sectors posted negative returns for the period led by Telecommunication Services (-25%), Information Technology (-20%), and Consumer Discretionary (-20%). The only positive performing sector for the period was Energy (+8%).
Stock selection was the primary driver of our performance during the year. Landstar Systems (Industrials), Navigant Consulting (Industrials) and Quicksilver Resources (Energy) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. Shares of transportation company Landstar rose as a result of posting strong financial results. Landstar is likely to generate further earnings growth through continued new customer additions and an increase in non-truckload routes. Specialty legal consulting firm Navigant benefited as consulting firms are expected to see an increase in litigation and bankruptcy business due to the turmoil in the credit and housing markets. Shares of Quicksilver (an oil and gas company) rose from higher natural gas production and higher overall prices.
Detractors from performance included Tempur-Pedic International (Consumer Discretionary) and National Financial Partners (Financials). Tempur-Pedic, which was one of our top performers in 2007, fell hard on weak sales and increased competition. National Financial Partners, an independent distributor of financial service products, dropped during the period on sputtering sales and several analysts’ downgrades.
What is the outlook?
We remain hopeful regarding the long-term prospects for U.S. equity markets. Currently, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark were in Industrials, Health Care and Consumer Discretionary. Conversely, the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) position relative to the benchmark continues to be in Financials, which we consider unattractive given above-average historical valuations, rising credit costs, and continued slowdown in the housing market. We believe that the complementary style of the three sub-advisors provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.

Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	8.6%
Capital Goods	6.0
Consumer Cyclical	13.7
Consumer Staples	2.5
Energy	7.0
Finance	24.2
Health Care	4.5
Services	13.3
Technology	10.4
Transportation	4.7
Utilities	1.7
Short-Term Investments	3.1
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government and Credit Index.
You cannot invest directly in an index.
Investment objective – Seeks to provide a high level of income.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Short Duration A#	10/31/02	0.72%	2.29%	2.69%
Short Duration A##	10/31/02	-2.30%	1.67%	2.12%
Short Duration B#	10/31/02	-0.03%	1.54%	1.95%
Short Duration B##	10/31/02	-4.85%	1.18%	1.79%
Short Duration C#	10/31/02	0.07%	1.56%	1.96%
Short Duration C##	10/31/02	-0.89%	1.56%	1.96%
Short Duration Y#	11/28/03	1.01%	NA	2.61%

#	Without sales charge

##	With sales charge

NA	Not Applicable
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers Robert Crusha Vice President	Brian Dirgins Vice President
How did the Fund perform?
The Class A shares of The Hartford Short Duration Fund returned -0.71%, before sales charge, for the six-month period ended April 30, 2008, versus the 4.19% return of its benchmark, the Lehman Brothers 1-5 Year U.S. Government/Credit Index, and the -0.11% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The primary drivers of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance were holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), which are out-of-benchmark allocations. These sectors underperformed investment-grade corporate bonds for the overall reporting period.
The Fund’s duration (a measure of interest-rate sensitivity) and yield curve positioning also detracted from relative performance. The Fund had a comparatively shorter duration (1.3 years as of the end of the period) than that of the benchmark, though it was within the range of its peer group. This lower sensitivity to interest rate changes hindered relative returns as rates declined over the course of the period, particularly on the shorter end of the yield curve, where the yield on two-year Treasuries fell 169 basis points.
By contrast, the Fund’s allocation to investment-grade corporate bonds had a positive impact on relative returns for the period.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Given the Fund’s positioning, the financial condition of the consumer will loom large in the ABS sector, while the overall condition of commercial real estate will impact the Fund’s investments in CMBS. The Fund’s investments are generally conservative, being high in the capital structure and having relatively short maturities. Although credit issues in the subprime mortgage-backed securities (MBS) market appear to be reflected in current market prices, credit valuations in the credit card and auto sub-sectors of ABS are less certain and will be largely driven by the peak unemployment level reached during the economic downturn. As for commercial real estate, market valuations indicate investor anticipation of a modest deterioration in fundamentals, though at the moment those fundamentals remain strong.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	1.2%
Capital Goods	1.3
Consumer Cyclical	1.8
Consumer Staples	1.7
Energy	0.9
Finance	54.3
Health Care	2.2
Services	3.4
Technology	4.3
Transportation	1.8
U.S. Government Agencies	10.9
U.S. Government Securities	6.8
Utilities	0.7
Short-Term Investments	10.0
Other Assets and Liabilities	(1.3)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	39.2
AA	11.8
A	25.1
BBB	23.8
CCC	0.1

Total	100.0%

The Hartford Small Company Fund

(subadvised by:	Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is and unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Small Company A#	7/22/96	-5.54%	17.06%	7.04%	9.89%
Small Company A##	7/22/96	-10.74%	15.75%	6.44%	9.37%
Small Company B#	7/22/96	-6.19%	16.22%	NA *	NA *
Small Company B##	7/22/96	-10.29%	16.00%	NA *	NA *
Small Company C#	7/22/96	-6.29%	16.19%	6.29%	9.13%
Small Company C##	7/22/96	-7.11%	16.19%	6.29%	9.13%
Small Company I#	7/22/96	-5.25%	17.19%	7.10%	9.94%
Small Company I##	7/22/96	-5.25%	17.19%	7.10%	9.94%
Small Company R3#	7/22/96	-5.81%	17.37%	7.44%	10.31%
Small Company R3##	7/22/96	-5.81%	17.37%	7.44%	10.31%
Small Company R4#	7/22/96	-5.44%	17.48%	7.49%	10.36%
Small Company R4##	7/22/96	-5.44%	17.48%	7.49%	10.36%
Small Company R5#	7/22/96	-5.21%	17.57%	7.53%	10.39%
Small Company R5##	7/22/96	-5.21%	17.57%	7.53%	10.39%
Small Company Y#	7/22/96	-5.08%	17.61%	7.54%	10.41%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen C. Mortimer	Mario E. Abularach, CFA, CMT	Hugh Whelan
Senior Vice President, Partner	Vice President	Vice President	Managing Director
At April 30, 2008, 57% of the Fund’s assets were managed by Wellington Management Company and 43% of the assets were managed by Harford Investment Management Company.
How did the Fund perform?
The Class A shares of The Hartford Small Company Fund returned -13.58%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 2000 Growth Index, which returned -14.14% for the same period, and the -16.44% return of the average fund in the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. bond and housing markets. Within the Russell 2000 Growth Index, nine out of the ten sectors posted negative returns for the period led by Information Technology (-23%), Telecommunication Services (-20%), and Consumer Discretionary (-18%). The leaders in this environment were Energy (+8%), Utilities (-6%), and Industrials (-7%).
The Fund’s outperformance was driven primarily by stock selection; relative sector exposure also had a slightly positive impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. Security selection was strongest in the Health Care, Materials, Telecommunications Services, and Energy sectors. Poor stock selection in Financials, Information Technology, and Consumer Discretionary detracted from performance.
Among the top relative and absolute (i.e. total return) contributors to performance during the period were Flowserve (Industrials), Cabot Oil & Gas (Energy), and Arch Coal (Energy). Flowserve is a leading manufacturer of flow control products, including pumps, valves, and pressure seals, with focus on the oil and gas industry. Shares rose after the company reported earnings that exceeded expectations with strong demand from its customers in global oil and gas end markets. Management also announced a dividend increase and share buyback initiative. Cabot Oil & Gas is an independent exploration and production company with oil and gas properties in North America. The company’s share price rose during the period due to rising natural gas prices, impressive results in their East Texas acreage that helped boost reserves, and disciplined execution that restrained exploration and development costs. Coal producer Arch Coal’s shares benefited from extremely tight global coal markets, brought on by strong developing world demand. Arch held back from signing term contracts in 2007, when prices were weak, allowing for more volumes to be priced in today’s buoyant markets. The company also benefited from supply outages in major producing countries China and Australia, which caused coal pricing to move materially higher. Other top relative and absolute contributors during the period included Millennium Pharmaceuticals (Health Care), Cellcom Israel (Telecommunication Services), Big Lots (Consumer Discretionary) and Walter Industries (Industrials).
The three stocks that detracted the most from relative and absolute performance included Focus Media (Consumer Discretionary), MF Global (Financials), and VeriFone (Information Technology). Focus Media is China’s largest out-of-home advertising firm with over 90 percent market share in LCD display and poster frame networks. News that the company’s founder would relinquish his CEO role to the president caused a sharp pullback in the stock. In addition, China Mobile’s decision to shut down Focus’ SMS (instant messaging) access also dampened sentiment. We continue to hold the stock. MF Global is a leading broker of exchange traded futures and options. The company’s share price fell significantly amid a rogue trading incident as well as questions concerning the company’s repurchase book and counterparty credit risk triggered by JP Morgan Chase’s dramatic take-over of Bear Stearns. A modified agreement with former parent Man Group PLC should free up liquidity; meanwhile business metrics continue on track despite near term upheaval. We continue to hold the position. During the period, payment processor VeriFone announced that it would have to restate fiscal year 2007 results due to accounting errors. Data entry problems in the company’s cost of goods sold calculation led to an overstatement of gross margins, which was a key driver of the stock. We exited the stock in favor of other opportunities. Other detractors included Sotheby’s (Consumer Discretionary), which declined as investors anticipated that financial market troubles will reduce the budgets of art collectors.
What is the outlook?
The Fund focuses on stocks of companies we see as having unique business models or special market opportunities that should allow them to deliver superior growth. As such, changes in the overall positioning of the Fund are the result of bottom-up (i.e. stock by stock fundamental research) stock decisions as opposed to top-down macro themes. At the end of the period, the Fund’s largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations relative to the Russell 2000 Growth Index were to Materials, Consumer Staples and Health Care; while the largest underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations were to Consumer Discretionary, Information Technology, and Financials.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	10.9%
Capital Goods	4.8
Consumer Cyclical	10.0
Consumer Staples	0.9
Energy	6.4
Finance	10.0
Health Care	15.6
Other Investment Pools and Funds	1.6
Services	9.3
Technology	22.3
Transportation	3.0
Utilities	0.2
Short-Term Investments	47.0
Other Assets and Liabilities	(42.0)

Total	100.0%

The Hartford SmallCap Growth Fund

(subadvised by:	Wellington Management Company, LLP Hartford Investment Management Company)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 2000 Growth Index is and unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term capital appreciation.
Average Annual Total Returns(1,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

SmallCap Growth A#	1/04/88	-14.36%	12.05%	6.51%	11.04%
SmallCap Growth A##	1/04/88	-19.07%	10.79%	5.91%	10.73%
SmallCap Growth B#	11/14/94	-14.84%	11.32%	NA *	NA *
SmallCap Growth B##	11/14/94	-18.59%	11.06%	NA *	NA *
SmallCap Growth C#	11/14/94	-15.03%	11.23%	5.80%	8.46%
SmallCap Growth C##	11/14/94	-15.78%	11.23%	5.80%	8.46%
SmallCap Growth I#	2/19/02	-14.22%	12.12%	NA	5.94%
SmallCap Growth I##	2/19/02	-14.22%	12.12%	NA	5.94%
SmallCap Growth L#	1/04/88	-14.17%	12.24%	6.58%	11.08%
SmallCap Growth L##	1/04/88	-18.24%	11.15%	6.06%	10.82%
SmallCap Growth R3#	2/19/02	-14.50%	12.35%	NA	5.75%
SmallCap Growth R3##	2/19/02	-14.50%	12.35%	NA	5.75%
SmallCap Growth R4#	2/19/02	-14.34%	12.42%	NA	5.81%
SmallCap Growth R4##	2/19/02	-14.34%	12.42%	NA	5.81%
SmallCap Growth R5#	2/19/02	-14.08%	12.51%	NA	5.87%
SmallCap Growth R5##	2/19/02	-14.08%	12.51%	NA	5.87%
SmallCap Growth Y#	2/19/02	-13.95%	12.55%	NA	5.90%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Doris T. Dwyer	Hugh Whelan
Vice President	Vice President	Managing Director
At April 30, 2008, 81% of the Fund’s assets were managed by Wellington Management Company and 19% of the assets were managed by Hartford Investment Management Company.
How did the Fund perform?
The Class A shares of The Hartford SmallCap Growth Fund returned -14.18%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 2000 Growth Index, which returned -14.14%, and the -16.44% return of the average fund in the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall equity market performance was weak for the period amid continued turmoil in the U.S. bond and housing markets. Within the Russell 2000 Growth Index, nine out of the ten sectors posted negative returns for the period led by Information Technology (-23%), Telecommunication Services (-20%), and Consumer Discretionary (-18%). The leaders in this environment were Energy (+7%), Utilities (-6%), and Industrials (-7%).
Fund performance was driven by stock selection; sector allocation had very little impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. Strong stock selection in the Materials, Health Care, and Industrials sectors was offset by weaker selection in Information Technology, Financials, Consumer Discretionary and Energy.
Among the top contributors to both relative and absolute (i.e. total return) performance were Perrigo (Health Care), Rigel Pharmaceutical (Health Care), and Cleveland-Cliffs (Materials). Perrigo is a generic drug and health care products company. Its stock rose upon news that the FDA approved the marketing and distribution of omeprazole, a generic version of heartburn drug Prilosec OTC. Rigel is a clinical-stage drug development company that researches and develops small molecule drugs for the treatment of inflammatory diseases, cancer, and viral diseases. Its drug R788 showed positive results in treating rheumatoid arthritis, a chronic inflammatory disease in the joints, causing the stock price to rise during the period. Cleveland-Cliffs, an iron ore pellet producer, benefited from tight fundamentals in global iron ore markets driven by strong worldwide demand for steel. Another contributor was Walters Industries (Industrials), which continued its upward trend after announcing earnings that beat expectations.
ITT Educational Services (Consumer Discretionary), Crocs (Consumer Discretionary), and Emulex (Information Technology) detracted the most from performance on a relative and absolute basis. ITT Educational Services is a private college system focused on technology-oriented programs of study. Exposure to private Sallie Mae loans put downward pressure on the stock’s price. We continue to hold the position based on strong management and ongoing recovery from uncertainties regarding student financing. Crocs is a designer, manufacturer, and distributor of footwear for men, women, and children. We eliminated our position due to degrading fundamentals, poor momentum and concerns regarding earnings quality. Shares of Emulex, a provider of storage networking infrastructure solutions, fell as the market worried about the impact of a weakening economy on technology expenditures. We continue to hold our position based on attractive valuation and improving competitive positioning of the company’s products. Other detractors included Sotheby’s (Consumer Discretionary), which declined as investors anticipated that financial market troubles will reduce the budgets of art collectors.
What is the outlook?
As the U.S. economy continues to grapple with falling home prices, rising food and energy costs, and declining consumer confidence we believe that a mild recession is in market prices now, but the risks of deeper recession have risen.
We will continue to employ a combination of fundamental and quantitative research rather than sector-level top-down views to identify the most attractive stocks, while maintaining appropriate risk controls relative to the benchmark. Relative sector overweights (i.e. the Fund’s sector position was greater than the benchmark position) and underweights (i.e. the Fund’s sector position was less than the benchmark position) versus the Russell 2000 Growth Index are small and incidental. As a result of the Fund’s investment approach, sector positioning at the end of the period resulted in the greatest exposure to the Information Technology, Health Care, Industrials, and Consumer Discretionary sectors.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	6.8%
Capital Goods	6.3
Consumer Cyclical	11.3
Consumer Staples	0.8
Energy	7.3
Finance	8.0
Health Care	17.9
Services	13.1
Technology	24.3
Transportation	3.0
Utilities	0.1
Short-Term Investments	42.9
Other Assets and Liabilities	(41.8)

Total	100.0%

The Hartford Stock Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term growth of capital.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Stock A#	7/22/96	-6.38%	8.90%	2.92%	7.65%
Stock A##	7/22/96	-11.53%	7.68%	2.34%	7.13%
Stock B#	7/22/96	-7.20%	8.00%	NA *	NA *
Stock B##	7/22/96	-11.84%	7.70%	NA *	NA *
Stock C#	7/22/96	-7.14%	8.13%	2.22%	6.90%
Stock C##	7/22/96	-8.07%	8.13%	2.22%	6.90%
Stock R3#	7/22/96	-6.65%	9.26%	3.35%	8.10%
Stock R3##	7/22/96	-6.65%	9.26%	3.35%	8.10%
Stock R4#	7/22/96	-6.37%	9.36%	3.39%	8.13%
Stock R4##	7/22/96	-6.37%	9.36%	3.39%	8.13%
Stock R5#	7/22/96	-6.08%	9.44%	3.43%	8.17%
Stock R5##	7/22/96	-6.08%	9.44%	3.43%	8.17%
Stock Y#	7/22/96	-5.95%	9.48%	3.45%	8.19%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class A shares of The Hartford Stock Fund returned -12.16%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the S&P 500 Index, which returned -9.63%, and the -10.59% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Equity markets fell during the last six months as equity investors sought to shed risk in response to increasing concerns about the financial system and a potential U.S. recession. The extended credit crunch contributed to the near collapse of the large investment bank Bear Stearns. The U.S. Federal Reserve intervened to sponsor an acquisition of Bear Stearns, lowered the federal funds rate, and introduced multiple programs aimed at improving liquidity. Against this backdrop, large cap equities (-9.6%) outpaced small cap stocks (-12.9%) but underperformed mid caps (-7.0%) as represented by the S&P 500 Index, Russell 2000 Index, and S&P MidCap 400 Index, respectively. Nine of the ten sectors in the S&P 500 Index posted negative returns during the period led by Financials (-20%), Information Technology (-15%) and Telecommunication Services (-13%). Energy was the only sector to post positive returns (+6%).
The Fund’s underperformance versus the benchmark was driven by both security selection and allocation among sectors. Strong stock selection in Consumer Discretionary and Energy was offset by weaker stock selection in Industrials and Telecommunication Services. Sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, was a detractor during the period due primarily to the Fund’s slight underweight (i.e. the Fund’s sector position was less than the benchmark position) to the strongly performing Energy sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to lagging Information Technology.
Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns included Schering-Plough (Health Care), UBS (Financials) and Suntech Power (Industrials). Shares of Schering-Plough fell on concerns about the effectiveness of its flagship cholesterol drug Vytorin. UBS experienced losses relating to subprime mortgages, as well as losses in their investment banking division. This forced the company to raise additional dilutive equity capital to help absorb write downs pushing the stock price lower. China-based solar energy products and services company Suntech Power, a new purchase during the period, posted lower-than expected earnings results due to rising polysilicon costs. We maintained our position at period-end. Significant detractors from absolute (i.e. total return) returns included General Electric (Industrials), AIG (Financials) and Sprint Nextel (Telecommunication Services).
Top relative contributors during the period included Washington Mutual (Financials), Elan (Health Care) and Gazprom (Energy). Shares of consumer and small business banking company Washington Mutual rose after merger speculation and an improving interest-rate environment buoyed the shares. The Fund’s holdings in Elan moved higher after the company reported positive results from its multiple sclerosis drug Tysabri. Vertically integrated Russian gas producer Gazprom is benefiting from rising energy prices and demand growth in primary Russian markets, as well as in exports to Europe. Energy companies Schlumberger, Chesapeake Energy and Hess also contributed to the Fund’s returns on an absolute basis. We continued to hold all six of these stocks at the end of the period.
What is the outlook?
Our bottom-up investment approach resulted in overweight positions in Information Technology, Health Care, and Financials and underweights in Consumer Staples, Utilities, and Energy relative to the S&P 500 Index at the end of the period.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.3%
Consumer Cyclical	7.3
Consumer Staples	3.5
Energy	9.7
Finance	22.8
Health Care	14.2
Services	11.3
Technology	24.2
Transportation	0.6
Utilities	1.0
Short-Term Investments	6.9
Other Assets and Liabilities	(6.8)

Total	100.0%

The Hartford Strategic Income Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 5/31/07 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
Investment objective – Seeks a high level of current income.
Capital appreciation is a secondary objective.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	Since
	Date	Inception

Strategic Income A#	5/31/07	2.42%
Strategic Income A##	5/31/07	-2.18%
Strategic Income B#	5/31/07	1.82%
Strategic Income B##	5/31/07	-2.98%
Strategic Income C#	5/31/07	1.92%
Strategic Income C##	5/31/07	0.96%
Strategic Income I#	5/31/07	2.97%
Strategic Income I##	5/31/07	2.97%
Strategic Income Y#	8/31/07	4.34%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Michael Bacevich	Mark Niland, CFA	Nasri Toutoungi
Managing Director	Managing Director	Managing Director
Michael Gray, CFA	Peter Perrotti, CFA	Edward Vaimberg
Managing Director	Executive Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford Strategic Income Fund returned 0.88%, before sales charge, for the six-month period ended April 30, 2008, versus the return of 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and the 0.21% return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The market was extremely volatile throughout the six-month period under review and risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) across all asset classes rose significantly. The subprime mortgage crisis accelerated, culminating in the near collapse of Bear Stearns. As financial institutions wrote down impaired assets and realized enormous losses, investor confidence eroded. Markets began to seize as banks, brokers and other financial institutions became reluctant to transact with each other.
The Federal Reserve (the “Fed”) was quick to react to the crisis, adding liquidity to the market by reducing the target federal funds rate from 4.5% to 2.0%, while also establishing lending facilities that provided a backstop to both banks and brokers. Moreover, the Fed facilitated JPMorgan Chase’s rescue acquisition of Bear Stearns, after which credit spreads in the market, which had dramatically widened, began to narrow again. As a result, in the last month of the period, the Lehman Brothers U.S. Aggregate Bond Index realized the best returns in excess of Treasuries in the history of the index.
Sector allocation was the largest contributor to the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark. In particular, the Fund was overweighted (i.e. the Fund’s sector position was greater than the benchmark position) in the high yield bond and bank loan sectors, which are not represented in the benchmark, and underweighted (i.e. the Fund’s sector position was less than the benchmark position) in U.S. Treasury and agency securities. During the period, the credit and liquidity crisis pushed credit spreads significantly wider and prompted a flight to quality that led Treasury and agency securities to outperform all other sectors of the fixed income market.
Security selection in investment-grade corporate bonds also hindered relative performance. The majority of the Fund’s holdings here are concentrated in the financial sector, which suffered amid further mortgage-related writedowns during the period.

The Fund’s yield curve positioning, however, helped to mitigate some of this underperformance. We positioned the Fund to benefit from a steepening of the yield curve (i.e. short and long term interest rates moving farther apart), which proved beneficial as interest rates declined, particularly on the short end of the curve, and the curve steepened. By the end of the period, the yield differential between two-year and ten-year Treasury notes had increased from 52 basis points to 147 basis points. Additionally, the Fund’s holdings in non-dollar debt also contributed positively to performance as the U.S. dollar reached new lows versus many major currencies.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Although credit spreads have narrowed in recent weeks, they still remain at near historic wide levels and appear to be pricing in very poor conditions. We believe that while the market is likely to remain volatile, market pricing will ultimately revert to historical means. Therefore, we will maintain our positions and opportunistically add modestly to spread risk.
Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	35.0
AA	4.1
A	7.9
BBB	9.7
BB	17.6
B	22.6
CCC	1.4
CC	0.1
NR	1.6

Total	100.0%

Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	3.7%
Capital Goods	1.0
Consumer Cyclical	5.4
Consumer Staples	1.3
Energy	3.5
Finance	33.5
Foreign Governments	3.8
Health Care	4.0
Services	7.4
Technology	7.9
Transportation	0.8
U.S. Government Agencies	19.3
U.S. Government Securities	0.3
Utilities	5.5
Short-Term Investments	3.4
Other Assets and Liabilities	(0.8)

Total	100.0%

The Hartford Target Retirement 2010 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2010 A#	9/30/05	3.70%	6.08%
Target Retirement 2010 A##	9/30/05	-2.00%	3.78%
Target Retirement 2010 B#	9/30/05	2.95%	5.30%
Target Retirement 2010 B##	9/30/05	-1.92%	4.24%
Target Retirement 2010 C#	9/30/05	2.95%	5.26%
Target Retirement 2010 C##	9/30/05	1.97%	5.26%
Target Retirement 2010 R3#	9/30/05	3.29%	5.99%
Target Retirement 2010 R3##	9/30/05	3.29%	5.99%
Target Retirement 2010 R4#	9/30/05	3.73%	6.20%
Target Retirement 2010 R4##	9/30/05	3.73%	6.20%
Target Retirement 2010 R5#	9/30/05	3.81%	6.31%
Target Retirement 2010 R5##	9/30/05	3.81%	6.31%
Target Retirement 2010 Y#	9/30/05	4.11%	6.39%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06.

Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2010 Fund returned -2.79%, before sales charge, for the six-month period ended April 30, 2008, versus -3.99% for the Lipper Mixed-Asset Target 2010 Funds average, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes, high yield bonds, and emerging market debt. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth over value stocks, and large-cap over small-cap stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. However, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period in order to increase the Fund’s target allocation to stocks from 46.2% to 58% and decrease its target allocation to bonds from 53.8% to 42%.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

DJ Wilshire REIT ETF	1.2%
The Hartford Capital Appreciation Fund, Class Y	12.3
The Hartford Capital Appreciation II Fund, Class Y	1.7
The Hartford Dividend and Growth Fund, Class Y	3.4
The Hartford Equity Income Fund, Class Y	3.2
The Hartford Floating Rate Fund, Class Y	4.3
The Hartford Global Growth Fund, Class Y	2.7
The Hartford Growth Fund, Class Y	2.5
The Hartford Growth Opportunities Fund, Class Y	2.1
The Hartford Income Fund, Class Y	11.9
The Hartford Inflation Plus Fund, Class Y	8.6
The Hartford International Opportunities Fund, Class Y	6.7
The Hartford International Small Company Fund, Class Y	5.0
The Hartford Select SmallCap Value Fund, Class Y	2.5
The Hartford Short Duration Fund, Class Y	4.5
The Hartford Small Company Fund, Class Y	2.5
The Hartford Strategic Income Fund, Class Y	4.3
The Hartford Total Return Bond Fund, Class Y	8.4
The Hartford Value Fund, Class Y	10.3
SPDR DJ Wilshire International Real Estate ETF	1.4
Other Assets and Liabilities	0.5

Total	100.0%

The Hartford Target Retirement 2020 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2020 A#	9/30/05	1.20%	6.57%
Target Retirement 2020 A##	9/30/05	-4.37%	4.26%
Target Retirement 2020 B#	9/30/05	0.43%	5.77%
Target Retirement 2020 B##	9/30/05	-4.39%	4.70%
Target Retirement 2020 C#	9/30/05	0.47%	5.78%
Target Retirement 2020 C##	9/30/05	-0.49%	5.78%
Target Retirement 2020 R3#	9/30/05	0.87%	6.49%
Target Retirement 2020 R3##	9/30/05	0.87%	6.49%
Target Retirement 2020 R4#	9/30/05	1.19%	6.65%
Target Retirement 2020 R4##	9/30/05	1.19%	6.65%
Target Retirement 2020 R5#	9/30/05	1.39%	6.80%
Target Retirement 2020 R5##	9/30/05	1.39%	6.80%
Target Retirement 2020 Y#	9/30/05	1.58%	6.89%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2020 Fund returned -5.10%, before sales charge, for the six-month period ended April 30, 2008, versus -5.90% for Lipper Mixed-Asset Target 2020 Funds average, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, large-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes, high yield bonds, and emerging market debt. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth over value stocks, and large-cap over small-cap stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. However, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period to increase the Fund’s allocation to stocks from 64.2% to 71% and decrease its allocation to bonds from 35.8% to 29%.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

The Hartford Capital Appreciation Fund, Class Y	14.5%
The Hartford Capital Appreciation II Fund, Class Y	2.9
The Hartford Dividend and Growth Fund, Class Y	4.4
The Hartford Equity Income Fund, Class Y	4.7
The Hartford Floating Rate Fund, Class Y	3.0
The Hartford Global Growth Fund, Class Y	2.6
The Hartford Growth Fund, Class Y	2.8
The Hartford Growth Opportunities Fund, Class Y	4.4
The Hartford Income Fund, Class Y	5.1
The Hartford Inflation Plus Fund, Class Y	6.2
The Hartford International Growth Fund, Class Y	2.4
The Hartford International Opportunities Fund, Class Y	5.4
The Hartford International Small Company Fund, Class Y	6.8
The Hartford Select MidCap Value Fund, Class Y	2.5
The Hartford Select SmallCap Value Fund, Class Y	3.7
The Hartford Short Duration Fund, Class Y	3.1
The Hartford Small Company Fund, Class Y	2.6
The Hartford Strategic Income Fund, Class Y	4.6
The Hartford Total Return Bond Fund, Class Y	7.1
The Hartford Value Fund, Class Y	10.5
SPDR DJ Wilshire International Real Estate ETF	0.4
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Target Retirement 2030 Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 9/30/05 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
You cannot invest directly in an index.
Investment objective – seeks to maximize total return and secondarily, to seek capital preservation.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	Since
	Date	Year	Inception

Target Retirement 2030 A#	9/30/05	1.22%	6.70%
Target Retirement 2030 A##	9/30/05	-4.35%	4.39%
Target Retirement 2030 B#	9/30/05	0.72%	5.99%
Target Retirement 2030 B##	9/30/05	-4.12%	4.95%
Target Retirement 2030 C#	9/30/05	0.41%	5.96%
Target Retirement 2030 C##	9/30/05	-0.55%	5.96%
Target Retirement 2030 R3#	9/30/05	0.85%	6.59%
Target Retirement 2030 R3##	9/30/05	0.85%	6.59%
Target Retirement 2030 R4#	9/30/05	1.15%	6.76%
Target Retirement 2030 R4##	9/30/05	1.15%	6.76%
Target Retirement 2030 R5#	9/30/05	1.23%	6.83%
Target Retirement 2030 R5##	9/30/05	1.23%	6.83%
Target Retirement 2030 Y#	9/30/05	1.63%	7.03%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class R3, R4 and R5 shares commenced operations on 12/22/06.

Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Hugh Whelan	Edward C. Caputo
Managing Director	Assistant Vice President
How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2030 Fund returned -6.85%, before sales charge, for the six-month period ended April 30, 2008, versus -8.71% for the Lipper Mixed-Asset Target 2030 Funds average, 4.08% for the Lehman Brothers U.S. Aggregate Bond Index, and -9.63% for the S&P 500 Index.
Why did the Fund perform this way?
The six-month period under review was challenging for both stocks and bonds, as credit and liquidity remained constrained, volatility was high, and concerns about a potential recession emerged. Although the Federal Reserve (the “Fed”) took considerable steps to help bolster the markets, including reducing the target federal funds rate on several occasions, establishing lending facilities that provided a back stop to both banks and brokers, and facilitating JPMorgan Chase’s rescue acquisition of Bear Stearns, investor confidence continued to erode. As a result, investors fled to the relative safety of Treasury securities, fueling their outperformance of all other sectors of the market for the overall period.
Within the fixed income market, the asset-backed securities segment was the worst performing sector and overall, high-yield asset classes such as U.S. high yield bonds, floating-rate notes, and emerging market bonds underperformed higher quality securities. Within domestic equities, mid-cap stocks outperformed large-cap and small-cap stocks. With regard to style, growth beat value within large-cap and mid-cap stocks but underperformed within small-cap stocks. Overall, international stocks slightly outperformed domestic stocks.
Over the course of the period, asset allocation decisions within equities detracted from the Fund’s performance. Specifically, allocations to small-cap growth, small-cap value, and international small-cap stocks held back returns. However, the negative impact was partially offset by the favorable performance of allocations to mid-cap and large-cap growth and international large-cap stocks. Asset allocation within the fixed income portion of the Fund also detracted from performance. Although allocations to Treasury Inflation Protected Securities (TIPS) and short-term bonds were additive to performance, they did not offset the unfavorable performance of allocations to floating-rate notes, high yield bonds, and emerging market debt. Additionally, the duration of the Fund’s fixed income segment (a measure of interest-rate sensitivity) was targeted to be less than that of the broad fixed income market, as measured by the Lehman Brothers U.S. Aggregate Bond Index. This shorter duration also hindered performance as interest rates declined during the period.
During the reporting period, the Fund began utilizing exchange-traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Doing so enables the Fund to capture additional opportunities while also enhancing its diversification. In addition, the Fund continues to target an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to international stocks over domestic stocks, growth over value stocks, and large-cap over small-cap stocks.
The Fund’s performance is influenced not just by our asset allocation decisions, but also by the performance of the underlying funds in which it invests. For the overall period, the Fund benefited from fund selection decisions in both fixed income and equities. In keeping with the Fund’s long-term approach, we use cash flows to reallocate among the underlying funds whenever possible. However, a hard rebalance (i.e. a fund rebalancing to move the underlying fund investments to their target allocation percentages) was executed during the period in order to increase the Fund’s allocation to stocks from 79.2% to 82% and decrease its allocation to bonds from 20.8% to 18%.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
Composition by Underlying Fund
as of April 30, 2008

Percentage of
Fund Name	Net Assets

DJ Wilshire REIT ETF	0.2%
The Hartford Capital Appreciation Fund, Class Y	18.5
The Hartford Capital Appreciation II Fund, Class Y	2.6
The Hartford Dividend and Growth Fund, Class Y	4.2
The Hartford Equity Income Fund, Class Y	4.6
The Hartford Global Growth Fund, Class Y	3.4
The Hartford Growth Fund, Class Y	3.5
The Hartford Growth Opportunities Fund, Class Y	4.1
The Hartford Inflation Plus Fund, Class Y	5.4
The Hartford International Growth Fund, Class Y	2.4
The Hartford International Opportunities Fund, Class Y	5.3
The Hartford International Small Company Fund, Class Y	7.3
The Hartford Select MidCap Value Fund, Class Y	3.1
The Hartford Select SmallCap Value Fund, Class Y	5.3
The Hartford Short Duration Fund, Class Y	3.1
The Hartford Small Company Fund, Class Y	3.1
The Hartford Total Return Bond Fund, Class Y	10.1
The Hartford Value Fund, Class Y	12.4
SPDR DJ Wilshire International Real Estate ETF	1.1
Other Assets and Liabilities	0.3

Total	100.0%

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers California Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.
You cannot invest directly in an index.
Investment objective – Seeks to provide current income exempt from both federal and California income tax.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Tax-Free California A#	10/31/02	-5.15%	2.76%	3.11%
Tax-Free California A##	10/31/02	-9.42%	1.82%	2.25%
Tax-Free California B#	10/31/02	-5.97%	1.97%	2.32%
Tax-Free California B##	10/31/02	-10.50%	1.62%	2.17%
Tax-Free California C#	10/31/02	-5.86%	2.03%	2.38%
Tax-Free California C##	10/31/02	-6.77%	2.03%	2.38%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free California Fund returned -3.65%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers California Municipal Bond Index, which returned 1.08%, and the -0.71% average return of the Lipper California Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s exposure to higher-yielding, lower-rated bonds (triple-B and below) was one of the primary detractors from performance for the period. The Fund currently holds 55% of its assets in lower rated bonds, which generally results in greater exposure to credit risk than its benchmark. The flight to quality that took place during the period, coupled with credit rating downgrades of various major monoline bond insurers, forced selling by hedge funds, and the deterioration of the variable rate and auction rate markets led to significant volatility and price declines in the market, particularly in the high-yield sector. As a result, the high-yield municipal market (as measured by the Lehman Brothers High Yield Municipal Bond Index) returned -5.67% for the six-month period and high-yield credit spreads widened (i.e. short and long term interest rates moving farther apart) by 113 basis points. Spreads in investment-grade municipals widened by 60 basis points.
The Fund’s longer duration (a measure of interest-rate sensitivity), which resulted from its considerable exposure to the long end of the municipal yield curve, was also a major detractor from performance. The Fund’s duration is currently 8.2 years versus the benchmark of 7.2 years. During the period, the municipal curve steepened and the long end underperformed both the intermediate and short segments of the curve. As a result, the yield differential between two-year and 30-year maturities increased by 119 basis points to 226 basis points.
Over the course of the period we did, however, reduce the Fund’s duration (from 9.1 years to 8.2 years) through the sale of long-maturity issues and purchase of short-maturity issues while trimming exposure to lower-rated securities (from a high of 60% to 55%) in favor of higher-quality bonds. These strategies helped to decrease the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to its benchmark.
The Fund’s lack of leverage benefited performance, as did its limited exposure to bond insurer credit downgrades. Conversely, holdings in special assessment bonds hindered returns as this sector continues to be negatively impacted by the national housing slowdown and the boom/bust nature of the California housing market.

What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We believe the underlying credit fundamentals of the municipal market will continue to weaken as long as the housing crisis, economic slowdown and bond insurer troubles continue to weigh on the market. This is especially true in the State of California (rated A1/A+) where the housing slowdown and its worsening economic climate have resulted in a larger than expected decline in tax revenue (personal income, sales and business taxes) leading to significant budgetary shortfalls and the issuance of $3.3 billion of deficit funding bonds in 2008. The governor’s proposed 2009 budget projected a combined cumulative fiscal years ending 2008 and 2009 budget gap of approximately $13 billion, or almost 14% of expenditures. The governor’s proposals to reduce the budget gap (including across-the-board cuts of 10% in 2009), if fully implemented, would leave a $2.8 billion general fund reserve at fiscal end 2009, or 2.8% of expenditures. However, the state legislative analyst projects revenues $1.5 billion worse at fiscal end 2009 than the governor’s budget. Nonetheless, the State’s financial operations will continue to remain volatile due to wide revenue swings related to its boom/bust economic cycles, persistent expenditure pressures arising from population growth, education spending policies and the politically charged state government that weakens its financial flexibility compared to other states.
With tax revenue growth slowing, we remain cautious and particularly selective with regard to high-yield bonds. Although demand from non-traditional buyers such as hedge funds remains spotty, demand from traditional buyers (insurance companies, individuals and mutual funds) has significantly improved in recent weeks, which has helped reduce the demand/supply imbalance that has negatively impacted market performance. However, we expect supply to remain relatively heavy throughout the remainder of this year. While municipal bond prices have risen recently, we believe they still offer tremendous value relative to taxable securities. In our view, this attractive pricing is unsustainable. We plan to continue to upgrade the credit quality of the Fund and further reduce its duration.
Finally, the U.S. Supreme Court recently released its long-awaited decision in the Davis v. Kentucky Department of Revenue case, upholding the constitutionality of state laws that tax interest on out-of-state municipal bonds while exempting municipal bonds of in-state issuers. The decision preserves the status quo regarding state taxation of municipal bond interest and thus eliminates a potentially profound and largely uncertain impact on the municipal market going forward. More importantly, the decision preserves the state tax preferences that induce state residents to favor their own state’s municipal bonds and that have promoted the growth of single-state municipal bond funds.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Airport Revenues	2.4%
General Obligations	2.5
Health Care/Services	8.9
Higher Education (Univ., Dorms, etc.)	14.3
Housing (HFA’s, etc.)	1.1
Industrial	3.2
Miscellaneous	3.9
Pollution Control	1.8
Prerefunded	6.5
Public Facilities	1.3
Special Tax Assessment	26.7
Tax Allocation	8.7
Utilities — Electric	5.1
Utilities — Gas	4.9
Utilities — Water and Sewer	2.9
Short-Term Investments	5.6
Other Assets and Liabilities	0.2

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	16.9
AA	5.5
A	21.2
BBB	19.8
NR	36.6

Total	100.0%

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.
Average Annual Total Returns(1,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free Minnesota A#	6/02/86	-0.49%	3.04%	4.11%	5.51%
Tax-Free Minnesota A##	6/02/86	-4.96%	2.10%	3.63%	5.29%
Tax-Free Minnesota B#	11/14/94	-1.33%	2.28%	NA *	NA *
Tax-Free Minnesota B##	11/14/94	-6.10%	1.94%	NA *	NA *
Tax-Free Minnesota C#	11/14/94	-1.33%	2.27%	3.29%	4.25%
Tax-Free Minnesota C##	11/14/94	-2.28%	2.27%	3.29%	4.25%
Tax-Free Minnesota L#	11/14/94	-0.63%	3.00%	4.08%	5.03%
Tax-Free Minnesota L##	11/14/94	-5.11%	2.06%	3.60%	4.67%
Tax-Free Minnesota Y#	2/19/02	-0.34%	3.13%	NA	3.85%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02.

Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. Classes E, M and N are no longer offered.

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free Minnesota Fund returned 0.00%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers Municipal Bond Index, which returned 1.47%, and the 0.64% average return of the Lipper Minnesota Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s exposure to higher-yielding, lower-rated bonds (triple-B and below) was the primary detractor from performance for the period. The Fund currently holds 46% of its assets in lower rated bonds, which generally results in greater exposure to credit risk than its benchmark. The flight to quality that took place during the period, coupled with credit rating downgrades of various major monoline bond insurers, forced selling by hedge funds, and the deterioration of the variable rate and auction rate markets led to significant volatility and price declines in the market, particularly in the high-yield sector. As a result, the high- yield municipal market (as measured by the Lehman Brothers High Yield Municipal Bond Index) returned -5.67% for the six-month period and high-yield credit spreads widened (i.e. short and long term interest rates moving farther apart) by 113 basis points. Spreads in investment-grade municipals widened by 60 basis points.
Positive contributors to performance included the Fund’s relatively low exposure to the long end of the municipal yield curve, resulting in a relatively moderate duration (a measure of interest-rate sensitivity) of 7.0 years. During the period, the municipal curve steepened and the long end underperformed both the intermediate and short segments of the curve. As a result, the yield differential between two-year and 30-year maturities increased by 119 basis points to 226 basis points. Holdings in higher-quality bonds, specifically general obligation, insured, and pre-refunded bonds (43% of Fund assets), were also additive to returns as these issues benefited from the flight to quality that occurred during the period. The Fund’s lack of leverage was also beneficial, as was its limited exposure to bond insurer credit downgrades.

What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We believe the underlying credit fundamentals of the municipal market will continue to weaken as long as the housing crisis, economic slowdown and bond insurer troubles continue to weigh on the market. This is true in the State of Minnesota (rated Aa1/AAA) where the housing slowdown and its worsening economic climate has resulted in lower than projected tax revenue (personal income, sales and corporate income taxes) and a greater than anticipated budget gap of about $935 million over the biennium. The governor and legislature are expected to address this shortfall in the current legislative session, which does not include a tax increase. The governor has remained firm on not increasing taxes, and in the 2007 legislative session he vetoed bills that would have resulted in a tax increase. The final 2008-2009 biennial budget of $55 billion includes $34.5 billion in spending in the general fund, representing a 9.6% increase from the previous biennium. However, the State currently has significant built up reserves (over $3.0 billion currently) that give it the flexibility to respond to unanticipated fiscal challenges.
With tax revenue growth slowing, we remain cautious and particularly selective with regard to high-yield bonds. Although demand from non-traditional buyers such as hedge funds remains spotty, demand from traditional buyers (insurance companies, individuals and mutual funds) has significantly improved in recent weeks, which has helped reduce the demand/supply imbalance that has negatively impacted market performance. However, we expect supply to remain relatively heavy throughout the remainder of this year. While municipal bond prices have risen recently, we believe they still offer tremendous value relative to taxable securities. In our view, this attractive pricing is unsustainable. Given the extreme steepness of the municipal yield curve, we plan to slightly extend the Fund’s duration while maintaining its credit quality by balancing purchases of high-quality and high-yield securities.
Finally, the U.S. Supreme Court recently released its long-awaited decision in the Davis v. Kentucky Department of Revenue case, upholding the constitutionality of state laws that tax interest on out-of-state municipal bonds while exempting municipal bonds of in-state issuers. The decision preserves the status quo regarding state taxation of municipal bond interest and thus eliminates a potentially profound and largely uncertain impact on the municipal market going forward. More importantly, the decision preserves the state tax preferences that induce state residents to favor their own state’s municipal bonds and that have promoted the growth of single-state municipal bond funds.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Airport Revenues	2.9%
General Obligations	14.0
Health Care/Services	19.3
Higher Education (Univ., Dorms, etc.)	15.9
Housing (HFA’s, etc.)	7.3
Industrial	2.1
Miscellaneous	2.7
Pollution Control	1.4
Prerefunded	20.5
Public Facilities	3.3
Tax Allocation	3.3
Utilities — Electric	2.3
Utilities — Water and Sewer	3.3
Short-Term Investments	2.5
Other Assets and Liabilities	(0.8)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	20.4
AA	16.7
A	14.4
BBB	28.7
NR	19.8

Total	100.0%

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks to provide current income exempt from federal income tax.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Tax-Free National A#	6/02/86	-4.25%	2.90%	4.22%	5.86%
Tax-Free National A##	6/02/86	-8.56%	1.96%	3.74%	5.64%
Tax-Free National B#	11/14/94	-4.91%	2.16%	NA *	NA *
Tax-Free National B##	11/14/94	-9.49%	1.83%	NA *	NA *
Tax-Free National C#	11/14/94	-4.90%	2.18%	3.37%	4.52%
Tax-Free National C##	11/14/94	-5.82%	2.18%	3.37%	4.52%
Tax-Free National I#	2/19/02	-3.85%	2.99%	NA	3.83%
Tax-Free National I##	2/19/02	-3.85%	2.99%	NA	3.83%
Tax-Free National L#	11/14/94	-4.23%	2.90%	4.11%	5.29%
Tax-Free National L##	11/14/94	-8.54%	1.96%	3.63%	4.93%
Tax-Free National Y#	2/19/02	-4.03%	3.08%	NA	4.00%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes A, B and C were offered beginning on 2/19/02. Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free National Fund returned -3.01%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers Municipal Bond Index, which returned 1.47%, and the 0.13% average return of the Lipper General Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s exposure to higher-yielding, lower-rated bonds (triple-B and below) was one of the primary detractors from performance for the period. The Fund currently holds 45% of its assets in lower rated bonds, which generally results in greater exposure to credit risk than its benchmark. The flight to quality that took place during the period, coupled with credit rating downgrades of various major monoline bond insurers, forced selling by hedge funds, and the deterioration of the variable rate and auction rate markets led to significant volatility and price declines in the market, particularly in the high-yield sector. As a result, the high-yield municipal market (as measured by the Lehman Brothers High Yield Municipal Bond Index) returned -5.67% for the six-month period and high-yield credit spreads widened (i.e. short and long term interest rates moving farther apart) by 113 basis points. Spreads in investment-grade municipals widened by 60 basis points.
The Fund’s longer duration (a measure of interest-rate sensitivity), which resulted from considerable exposure to the long end of the municipal yield curve, was also a major detractor from performance. The Fund’s duration is currently 7.3 years versus the benchmark of 6.83 years. During the period, the municipal curve steepened with the yield differential between two-year and 30-year maturities increasing by 119 basis points to 226 basis points. As a result, the long end of the curve underperformed both the intermediate and short segments of the curve.
Over the course of the period we did, however, reduce the Fund’s duration (from 8.3 years to 7.3 years) through the sale of long-maturity issues and purchase of short-maturity issues while trimming exposure to lower-rated securities (from over 50% to 45%) in favor of higher-quality bonds. These strategies helped to decrease the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to its benchmark.
Early this year, we reduced the Fund’s holdings in unsecured special facility airline bonds, which was beneficial as this was the worst-performing sector for the six-month period. We expect to reenter this sector, but only on a secured basis, as pricing becomes more attractive. The Fund’s lack of leverage also benefited performance, as did its limited exposure to bond insurer credit downgrades and to zero-coupon bonds, which performed poorly during the period. Conversely, holdings in special assessment bonds hindered returns as the sector continues to be negatively impacted by the national housing slowdown and increasing delinquencies and foreclosures.
What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We believe the underlying credit fundamentals of the municipal market will continue to weaken as long as the housing crisis, economic slowdown and bond insurer troubles continue to weigh on the market. With tax revenue growth slowing, we remain cautious and particularly selective with regard to high-yield bonds. Although demand from non-traditional buyers such as hedge funds remains spotty, demand from traditional buyers (insurance companies, individuals and mutual funds) has significantly improved in recent weeks, which has helped reduce the demand/supply imbalance that has negatively impacted market performance. However, we expect supply to remain relatively heavy throughout the remainder of this year. While municipal bond prices have risen recently, we believe they still offer tremendous value relative to taxable securities. In our view, this attractive pricing is unsustainable. Given the extreme steepness of the municipal yield curve, we plan to slightly extend the Fund’s duration while maintaining its credit quality by balancing purchases of high-quality and high-yield securities.
Finally, the U.S. Supreme Court recently released its long-awaited decision in the Davis v. Kentucky Department of Revenue case, upholding the constitutionality of state laws that tax interest on out-of-state municipal bonds while exempting municipal bonds of in-state issuers. The decision preserves the status quo regarding state taxation of municipal bond interest and thus eliminates a potentially profound and largely uncertain impact on the municipal market going forward.
Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	20.0
AA	13.4
A	24.4
BBB	12.4
BB	4.7
B	0.5
CCC	0.4
NR	24.2

Total	100.0%

Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	14.6%
Capital Goods	8.9
Consumer Cyclical	8.6
Consumer Staples	1.1
Energy	8.5
Finance	8.7
Health Care	10.5
Services	6.5
Technology	30.6
Transportation	0.8
Short-Term Investments	3.7
Other Assets and Liabilities	(2.5)

Total	100.0%

Distribution by State
as of April 30, 2008

Percentage of
State	Net Assets

Alabama	1.0%
Alaska	0.5
Arizona	2.5
California	16.2
Colorado	5.8
Florida	10.9
Georgia	7.0
Illinois	7.1
Indiana	0.3
Iowa	0.4
Kansas	0.8
Kentucky	0.1
Louisiana	1.7
Maryland	1.3
Massachusetts	0.5
Michigan	2.3
Minnesota	2.4
Mississippi	0.1
Missouri	1.4
Nevada	1.2
New Hampshire	0.4
New Jersey	1.2
New Mexico	2.2
New York	6.2
North Carolina	1.0
Ohio	0.9
Oklahoma	0.6
Other U.S. Territories	0.4
Pennsylvania	4.7
Rhode Island	0.6
South Carolina	4.6
Tennessee	0.1
Texas	5.7
Vermont	1.2
Virginia	3.0
Washington	1.4
Wisconsin	0.7
Short-Term Investments	4.2
Other Assets and Liabilities	(2.6)

Total	100.0%

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 10/31/02 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers New York Municipal Bond Index is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.
You cannot invest directly in an index.
Investment objective – Seeks to provide current income exempt from federal, New York State and New York City income tax.
Average Annual Total Returns(2) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Tax-Free New York A#	10/31/02	-1.55%	3.41%	3.84%
Tax-Free New York A##	10/31/02	-5.98%	2.46%	2.98%
Tax-Free New York B#	10/31/02	-2.29%	2.65%	3.08%
Tax-Free New York B##	10/31/02	-7.01%	2.30%	2.93%
Tax-Free New York C#	10/31/02	-2.28%	2.65%	3.09%
Tax-Free New York C##	10/31/02	-3.23%	2.65%	3.09%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B and C shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Charles Grande	Christopher Bade
Executive Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Tax-Free New York Fund returned -0.71%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers New York Municipal Bond Index, which returned 1.91%, and the 0.19% average return of the Lipper New York Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund’s exposure to higher-yielding, lower-rated bonds (triple-B and below) was one of the primary detractors from performance for the period. The Fund currently holds 44% of its assets in lower rated bonds, which generally results in greater exposure to credit risk than its benchmark. The flight to quality that took place during the period, coupled with credit rating downgrades of various major monoline bond insurers, forced selling by hedge funds, and the deterioration of the variable rate and auction rate markets led to significant volatility and price declines in the market, particularly in the high-yield sector. As a result, the high-yield municipal market (as measured by the Lehman Brothers High Yield Municipal Bond Index) returned -5.67% for the six-month period and high-yield credit spreads widened (i.e. short and long term interest rates moving farther apart) by 113 basis points. Spreads in investment-grade municipals widened by 60 basis points.
The Fund’s longer duration (a measure of interest-rate sensitivity), which resulted from its considerable exposure to the long end of the municipal yield curve, was also a major detractor from performance. The Fund’s duration is currently 8.16 years versus the benchmark of 6.58 years. During the period, the municipal curve steepened and the long end underperformed both the intermediate and short segments of the curve. As a result, the yield differential between two-year and 30-year maturities increased by 119 basis points to 226 basis points.
Over the course of the period we did, however, reduce the Fund’s duration (from 8.3 years to 8.16 years) through the sale of long-maturity issues and purchase of short-maturity issues while trimming exposure to lower-rated securities (from a high of 47% to 44%) in favor of higher-quality bonds. These strategies helped to decrease the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to its benchmark.
The Fund’s limited exposure to zero-coupon bonds was additive to performance as these securities performed poorly during the period. The Fund’s lack of leverage also benefited performance, as did its limited exposure to bond insurer credit downgrades.
What is your outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We believe the underlying credit fundamentals of the municipal market will continue to weaken as long as the housing crisis, economic slowdown and bond insurer troubles continue to weigh on the market. This is true in New York State (rated Aa3/AA) where its worsening economic climate has resulted in total tax receipts (personal income, sales and business taxes) coming in less than expected. However, the State has effectively reduced expenditures to eliminate the projected deficit in fiscal 2009 and expects only modest increases in its outyear budget gaps. Furthermore, the State ended fiscal 2008 with only a small General Fund operating deficit and continues to maintain significant built up reserves ($2.8 billion currently) that gives the state the flexibility to respond to unanticipated fiscal challenges.
With tax revenue growth slowing, we remain cautious and particularly selective with regard to high-yield bonds. Although demand from non-traditional buyers such as hedge funds remains spotty, demand from traditional buyers (insurance companies, individuals and mutual funds) has significantly improved in recent weeks, which has helped reduce the demand/supply imbalance that has negatively impacted market performance. However, we expect supply to remain relatively heavy throughout the remainder of this year. While municipal bond prices have risen recently, we believe they still offer tremendous value relative to taxable securities. In our view, this attractive pricing is unsustainable. Given the extreme steepness of the municipal yield curve, we plan to slightly extend the Fund’s duration while maintaining its credit quality by balancing purchases of high-quality and high-yield securities.
Finally, the U.S. Supreme Court recently released its long-awaited decision in the Davis v. Kentucky Department of Revenue case, upholding the constitutionality of state laws that tax interest on out-of-state municipal bonds while exempting municipal bonds of in-state issuers. The decision preserves the status quo regarding state taxation of municipal bond interest and thus eliminates a potentially profound and largely uncertain impact on the municipal market going forward. More importantly, the decision preserves the state tax preferences that induce state residents to favor their own state’s municipal bonds and that have promoted the growth of single-state municipal bond funds.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

General Obligations	4.2%
Health Care/Services	19.3
Higher Education (Univ., Dorms, etc.)	22.1
Industrial	9.4
Miscellaneous	13.3
Pollution Control	0.9
Prerefunded	6.4
Public Facilities	6.9
Tax Allocation	5.9
Transportation	2.8
Utilities — Electric	1.5
Utilities — Water and Sewer	2.9
Short-Term Investments	4.7
Other Assets and Liabilities	(0.3)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	18.5
AA	18.8
A	19.6
BBB	24.1
BB	5.4
B	1.9
NR	11.7

Total	100.0%

Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks a competitive total return, with income as a secondary objective.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Total Return Bond A#	7/22/96	3.02%	3.58%	5.20%	6.00%
Total Return Bond A##	7/22/96	-1.62%	2.63%	4.72%	5.58%
Total Return Bond B#	7/22/96	2.29%	2.81%	NA *	NA *
Total Return Bond B##	7/22/96	-2.61%	2.48%	NA *	NA *
Total Return Bond C#	7/22/96	2.34%	2.93%	4.49%	5.27%
Total Return Bond C##	7/22/96	1.36%	2.93%	4.49%	5.27%
Total Return Bond I#	7/22/96	3.32%	3.70%	5.26%	6.05%
Total Return Bond I##	7/22/96	3.32%	3.70%	5.26%	6.05%
Total Return Bond R3#	7/22/96	2.81%	3.86%	5.58%	6.40%
Total Return Bond R3##	7/22/96	2.81%	3.86%	5.58%	6.40%
Total Return Bond R4#	7/22/96	3.18%	3.95%	5.62%	6.44%
Total Return Bond R4##	7/22/96	3.18%	3.95%	5.62%	6.44%
Total Return Bond R5#	7/22/96	3.43%	4.01%	5.66%	6.46%
Total Return Bond R5##	7/22/96	3.43%	4.01%	5.66%	6.46%
Total Return Bond Y#	7/22/96	3.38%	4.04%	5.67%	6.47%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable. Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.
Portfolio Manager
Nasri Toutoungi
Managing Director
How did the Fund perform?
The Class A shares of The Hartford Total Return Bond Fund returned 1.80%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers U.S. Aggregate Bond Index which returned 4.08%, and the 1.51% average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The primary contributor to the Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was security selection within investment-grade corporates. In particular, overweights (i.e. the Fund’s sector position was greater than the benchmark position) to banking and brokerage securities held back returns as the performance of these sectors suffered amid further mortgage-related writedowns during the period and the collapse of Bear Stearns, Wall Street’s fifth largest investment bank. Holdings in the high-yield bond and bank loan sectors, which are not represented in the benchmark, also hindered performance, as did an underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasury and agency securities. During the period, the credit and liquidity crisis pushed credit spreads significantly wider and prompted a flight to quality that led Treasury and agency securities to outperform all other sectors of the fixed income market. A small overweight to asset-backed securities (ABS) also detracted from relative performance as increased delinquencies and declines in home prices drove home equity spreads wider.
In the commercial mortgage-backed securities (CMBS) sector, a small overweight to double-A rated bonds held back returns, as did security selection in the residential mortgage-backed securities (MBS) sector due to an allocation to non-agency collateralized mortgage obligations (CMOs).

The Fund’s yield curve positioning, however, helped to mitigate some of this underperformance. We positioned the Fund to benefit from a steepening of the yield curve (i.e. short and long term interest rates moving farther apart), which proved beneficial as interest rates declined, particularly on the short end of the curve, and the curve steepened. By the end of the period, the yield differential between two-year and ten-year Treasury notes had widened by 96 basis points. The Fund’s exposure to the euro and the yen also contributed positively to performance as the U.S. dollar reached new lows versus these currencies.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Federal Reserve’s (the “Fed”) sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We believe that there was a dramatic turnaround in the market as a result of the Fed stepping in to rescue Bear Stearns, and it has been our belief since that event that the credit markets would subsequently recover. The pace of recovery however, is still in question. Given that we expect continued economic weakness and are anticipating a rising default environment, our positioning for price appreciation is being done selectively and gradually. In particular, we currently favor investment grade corporate bonds primarily in the financial sector. We also believe that CMBS will continue to offer value despite its recent strong performance. We are also cautious about aggressively increasing our high yield exposure in the face of rising defaults.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	1.8%
Capital Goods	1.0
Consumer Cyclical	2.0
Consumer Staples	1.0
Energy	1.5
Finance	27.5
Foreign Governments	4.4
General Obligations	0.1
Health Care	1.5
Services	4.2
Technology	5.9
Transportation	0.7
U.S. Government Agencies	34.8
U.S. Government Securities	4.5
Utilities	3.2
Short-Term Investments	8.5
Other Assets and Liabilities	(2.6)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	58.8
AA	4.7
A	14.1
BBB	10.1
BB	7.7
B	3.4
CCC	0.2
NR	1.0

Total	100.0%

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.
Average Annual Total Returns(1,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

U.S. Govt Sec A#	2/28/73	2.96%	2.49%	4.74%	7.28%
U.S. Govt Sec A##	2/28/73	-1.68%	1.55%	4.26%	7.14%
U.S. Govt Sec B#	11/14/94	2.17%	1.75%	NA *	NA *
U.S. Govt Sec B##	11/14/94	-2.73%	1.41%	NA *	NA *
U.S. Govt Sec C#	11/14/94	2.09%	1.73%	3.87%	4.84%
U.S. Govt Sec C##	11/14/94	1.11%	1.73%	3.87%	4.84%
U.S. Govt Sec L#	11/14/94	3.07%	2.58%	4.70%	5.66%
U.S. Govt Sec L##	11/14/94	-1.57%	1.64%	4.22%	5.30%
U.S. Govt Sec Y#	2/19/02	3.30%	2.82%	NA	4.05%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02.

Performance prior to that date is that of the fund’s Classes E, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. Classes E, M and N are no longer offered.

(2)	Growth of a $10,000 investment in Classes B, C, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
Christopher Hanlon*	Russell M. Regenauer	Timothy Wilhide*	John Hendricks*
Senior Vice President	Senior Vice President	Senior Vice President	Senior Vice President
How did the Fund perform?
The Class A shares of The Hartford U.S. Government Securities Fund returned 2.21%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Lehman Brothers U.S. Government Index, which returned 5.64%, and the 3.88% average return of the Lipper General U.S. Government Securities Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
In addition to U.S. Government securities, the Fund has allocations to spread sectors such as residential and commercial mortgage-backed securities (“CMBS”), which are not represented in the benchmark Lehman Brothers U.S. Government Index. Over the course of the reporting period, these sectors were adversely affected by the ongoing contraction of credit in the economy and the resulting forced selling of securities by leveraged players no longer able to secure financing. As a result, the Fund’s holdings in the sectors were the primary contributors to its underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark.
The Fund’s yield curve positioning, however, was additive to relative performance. We positioned the Fund to benefit from a steepening of the yield curve (i.e. short and long term interest rates moving farther apart), which did occur during the period as the Federal Reserve (the “Fed”) acted very aggressively to combat illiquidity and the slowing economy through a series of reductions in the target federal funds rate. These reductions caused yields to decline, particularly on the short end of the yield curve, and the curve to steepen.
What is the outlook?
The economy continues to face strong headwinds. Growth is likely to be weak until home prices stabilize and credit providers return to the business of lending rather than writing down assets. Despite the Fed’s sharp reductions in short-term interest rates, risk premiums (i.e. difference between the risk associated with buying or holding a Treasury and holding a high yield bond) remain high, which has kept borrowing costs high. However, there are encouraging signs. Lenders are moving to aggressively write down bad loans and the Fed has clearly signaled it stands ready to support the capital markets. Given that Fed policy actions have historically taken a few quarters to affect growth, the rate reductions of last year should begin to be felt in the near future, helping to restore order to the financial markets and setting the stage for recovery.
We plan to maintain the Fund’s investments in the aforementioned spread sectors, as we believe the fundamental value of these securities is significantly higher than current market valuations. The majority of these holdings are guaranteed by the U.S. Government or its agencies. As of the end of the period, 97% of the Fund’s assets were in securities rated AAA and/or issued by the U.S. Government. While we do expect market volatility to continue, we believe spreads will begin to narrow. We will continue to closely monitor the market, seeking opportunities to benefit from changes in interest rates and the shape of the yield curve.

*	Effective June 1, 2008, Christopher Hanlon will no longer serve as a portfolio manager of the Fund. It is expected that Timothy Wilhide and John Hendricks will assume portfolio management responsibilities along with Russell M. Regenauer.
Distribution by Category
as of April 30, 2008

Percentage of
Category	Net Assets

Asset & Commercial Mortgage Backed Securities	7.9%
Corporate Bonds: Investment Grades	0.2
U.S. Government Agencies	77.8
U.S. Government Securities	9.5
Short-Term Investments	20.2
Other Assets and Liabilities	(15.6)

Total	100.0%

Distribution by Credit Quality
as of April 30, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	98.3
AA	0.1
A	0.7
BBB	0.7
CCC	0.2

Total	100.0%

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks long-term total return.
Average Annual Total Returns(2,3) (as of 4/30/08)

	Inception	1	5	Since
	Date	Year	Year	Inception

Value A#	4/30/01	-1.34%	13.02%	5.44%
Value A##	4/30/01	-6.77%	11.75%	4.59%
Value B#	4/30/01	-2.16%	12.19%	4.65%
Value B##	4/30/01	-6.81%	11.93%	4.65%
Value C#	4/30/01	-2.06%	12.18%	4.66%
Value C##	4/30/01	-3.00%	12.18%	4.66%
Value I#	4/30/01	-0.94%	13.11%	5.50%
Value I##	4/30/01	-0.94%	13.11%	5.50%
Value R3#	4/30/01	-1.63%	13.16%	5.66%
Value R3##	4/30/01	-1.63%	13.16%	5.66%
Value R4#	4/30/01	-1.26%	13.26%	5.73%
Value R4##	4/30/01	-1.26%	13.26%	5.73%
Value R5#	4/30/01	-1.05%	13.34%	5.78%
Value R5##	4/30/01	-1.05%	13.34%	5.78%
Value Y#	4/30/01	-0.92%	13.39%	5.81%

#	Without sales charge

##	With sales charge
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect CDSC.

(3)	Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

Portfolio Managers
John R. Ryan, CFA*	Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President, Managing Partner	Vice President	Vice President	Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Fund returned -6.72%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmark, the Russell 1000 Value Index, which returned -9.83% for the same period, and the -10.24% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The U.S. equity markets were weak during the period due to continued disruptions in the global credit markets. Investors became risk averse and companies with balance sheet leverage or uncertain financing needs saw significant erosion in their equity market value. The worries climaxed in March with the near collapse of a major investment bank and several bond insurers. However, the equity markets experienced a sharp rebound in April when the Federal Reserve (the “Fed”) acted aggressively to soften the economic slowdown and increase liquidity in the financial markets.
Within the Fund’s Russell 1000 Value Index benchmark, Energy was the only sector that posted positive returns. Information Technology, Financials and Consumer Discretionary were significant laggards. Mid cap stocks outperformed small cap and large cap stocks as measured by the S&P MidCap 400 Index (-7.0%), Russell 2000 Index (-12.9%) and S&P 500 Index (-9.6%), respectively. Value stocks slightly underperformed growth stocks, as measured by the Russell 1000 Value Index (-9.8%) and Russell 1000 Growth Index (-9.3%).
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was strong stock selection, particularly within Financials, Information Technology, Utilities and Consumer Discretionary. In addition, while the Fund’s investment strategy is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Staples helped performance.

Among the top contributors to relative performance were Occidental Petroleum (Energy), Agrium (Materials) and Citigroup (Financials). Agrium, a fertilizer producer, benefited from the supply and demand imbalance associated with higher crop prices. Occidental Petroleum benefited from the rally in crude oil prices and a widening in U.S. refining margins. Citigroup’s shares struggled following the credit crunch that began in August 2007; however, we did not own Citigroup for the entire period which helped our benchmark-relative performance. JP Morgan Chase (Financials) was a top contributor on an absolute (i.e. total return) basis. The company’s shares were volatile during the period due to their exposure to sub prime securities; however, their shares rebounded following news that they would purchase Bear Stearns, a large owner of sub-prime mortgages. We continued to hold our positions in these stocks at the end of the period.
Among the top detractors from relative performance were Delta Air Lines (Industrials), UBS (Financials) and Smurfit Stone Container (Materials). Delta’s shares underperformed following a dramatic rise in jet fuel prices and a further weakening U.S. economy. Shares of UBS declined due to general concerns about liquidity and the company’s exposure to sub prime assets. Shares of Smurfit Stone fell due to rising costs of raw materials and management’s inability to increase linerboard pricing. General Electric was the largest absolute detractor from performance. The company’s shares declined as management announced the company would miss its earnings estimates for the first quarter due to softness in their real estate holdings. We owned these stocks at the end of the period.
What is the outlook?
Our outlook for the U.S. economy has dimmed considerably, and there has been downside movement to our “mild ramp-down” case. Falling home prices, rising food and energy costs, and declining consumer confidence have led to a pull back in stock prices, particularly for companies involved with selling to consumers. We believe that a mild recession is in market prices now, but the risks of deeper recession have risen.
We believe the outcome in the U.S. is somewhat binary — either a deep recession is in the cards, or all the central bank actions work to avoid the meltdown and a boom is re-ignited on a global basis. In the U.S., Fed action has been impressive. The U.K. and European economies are decelerating, and many countries have a number of financial issues to digest. Japan is sluggish, while Asia and the emerging markets remain strong. We are maintaining our defensive positioning and keeping flexibility in the Fund to move in either direction. At the end of the period, the Fund remained most overweight Consumer Staples and Information Technology and most underweight Financials and Consumer Discretionary, relative to the Russell 1000 Value Index.

*	It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the Fund.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.1%
Capital Goods	1.5
Consumer Cyclical	7.0
Consumer Staples	5.4
Energy	17.3
Finance	24.5
Health Care	7.5
Services	2.4
Technology	14.5
Transportation	3.0
Utilities	9.5
Short-Term Investments	2.8
Other Assets and Liabilities	(0.5)

Total	100.0%

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)
Performance Overview(1,2) 4/30/98 — 4/30/08
Growth of a $10,000 investment in Class A which includes Sales Charge
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
You cannot invest directly in an index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Investment objective – Seeks capital appreciation.
Average Annual Total Returns(1,3) (as of 4/30/08)

	Inception	1	5	10	Since
	Date	Year	Year	Year	Inception

Value Opportunities A#	1/02/96	-20.27%	11.12%	4.90%	8.32%
Value Opportunities A##	1/02/96	-24.66%	9.87%	4.31%	7.83%
Value Opportunities B#	1/02/96	-20.77%	10.35%	NA *	NA *
Value Opportunities B##	1/02/96	-24.08%	10.08%	NA *	NA *
Value Opportunities C#	1/02/96	-20.82%	10.31%	4.13%	7.53%
Value Opportunities C##	1/02/96	-21.48%	10.31%	4.13%	7.53%
Value Opportunities I#	2/19/02	-20.01%	11.23%	NA	6.07%
Value Opportunities I##	2/19/02	-20.01%	11.23%	NA	6.07%
Value Opportunities L#	1/02/96	-20.13%	11.23%	4.95%	8.37%
Value Opportunities L##	1/02/96	-23.92%	10.16%	4.44%	7.94%
Value Opportunities R3#	2/19/02	-20.51%	11.21%	NA	5.83%
Value Opportunities R3##	2/19/02	-20.51%	11.21%	NA	5.83%
Value Opportunities R4#	2/19/02	-20.22%	11.32%	NA	5.91%
Value Opportunities R4##	2/19/02	-20.22%	11.32%	NA	5.91%
Value Opportunities R5#	2/19/02	-20.01%	11.40%	NA	5.97%
Value Opportunities R5##	2/19/02	-20.01%	11.40%	NA	5.97%
Value Opportunities Y#	2/19/02	-19.97%	11.50%	NA	6.05%

#	Without sales charge

##	With sales charge

NA	Not Applicable

*	10 year and inception returns are not applicable for Class B because after 8 years Class B converts to Class A.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Classes A, B and C were offered beginning on 2/19/02.

Performance prior to that date is that of the fund’s Classes L, M and N shares, respectively, which have lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, B and C shares expenses were applied during that period. (Classes M and N are no longer offered.) Class I shares commenced operations on 8/31/06.

Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(2)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(3)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect CDSC.

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President
How did the Fund perform?
The Class A shares of The Hartford Value Opportunities Fund returned -18.70%, before sales charge, for the six-month period ended April 30, 2008, versus its benchmarks, the Russell 3000 Value Index, which returned -9.97% for the same period and the Russell 1000 Value Index, which returned -9.83% for the same period. The average fund in the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund, returned -11.26%.
Why did the Fund perform this way?
A tide of risk aversion has swept through the equity markets on the waves of worry about access to credit, home price depreciation and falling economic activity. The divergences in performance over the past three quarters among those stocks in the highest and those in the lowest quintiles of market cap, beta, momentum, price/book and leverage have been stark. These conditions have historically been very difficult times for our contrarian strategy, although they have also provided attractive entry points for future outperformance.
In this environment, the Russell 3000 Index returned -9.8% during the period, with value stocks, as measured by the Russell 3000 Value Index, slightly underperforming growth stocks, as measured by the Russell

3000 Growth Index, by a margin of 0.3%. Mid cap stocks outperformed large cap and small cap stocks, as indicated by the -7.0% return of the S&P MidCap 400 Index versus the -9.6% return of the S&P 500 Index and the -12.9% return of the Russell 2000 Index. Energy was the only broad sector within the Russell 3000 Value Index that posted a positive return.
Stock selection was the primary driver of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance, and was particularly weak in Financials, Industrials and Energy. Sector allocation overall also detracted from the Fund’s performance, in particular our underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Energy and Utilities and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology.
The largest detractors from both absolute (i.e. total return) and benchmark relative performance were Ambac Financial (Financials), R.H. Donnelley (Consumer Discretionary) and Northwest Airlines (Industrials). Widespread uncertainty regarding Ambac’s eventual losses from its financial guaranty contracts made this obscure municipal bond insurer a household name. The timing and execution of the company’s stock issuance was more dilutive than we expected. Yellow pages company R.H. Donnelley’s stock price fell as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage. A significant increase in fuel costs and fears of a decline in travel demand weighed on Northwest’s stock price. We retained our positions in these stocks at the end of the period.
Our largest contributors to relative performance included Arch Coal (Energy) and Financials stocks Fannie Mae and Citigroup. U.S. coal producer Arch’s shares benefited from production cuts in Australia and strong international demand, leading to a favorable pricing environment. The portfolio benefited from a timely purchase of government-sponsored mortgage company Fannie Mae, following a sharp decline in the shares. Our underweight position in Citigroup, a large position in the benchmark, was helpful to returns as the company’s stock fell due to concerns over write-downs of assets on its balance sheet. In addition, Hong Kong based Chaoda Modern Agriculture (Consumer Staples) which operates farmland in China was a significant contributor to absolute returns. We owned the four stocks at the end of the period.
What is the outlook?
The U.S. economy will likely be shown to have fallen into recession at some point in 2008, if it is not there already. We anticipate economic activity will remain soft for several quarters, although the monetary and fiscal policies necessary to free up the credit markets and lead the economy back to growth appear to be either in place or under discussion. The string of large capital calls in the banking sector to re-liquefy balance sheets has begun, and we expect there will be much further shareholder dilution before the financial sector regains comfort with both leverage levels and counterparty risk. Once the pieces are in place, we believe that U.S. economic growth will begin to look more appealing relative to Europe, Japan or developing economies by late 2008 or early 2009.
We did not make any major shifts to the Fund’s positioning during the period, with most of the variances in relative weighting coming from price performance. We retained our largest overweighting in Information Technology, concentrated in companies with strong product positions and, in many cases, net-cash balance sheets. At the end of the period, we remained underweight in sectors perceived as “safe” such as Consumer Staples, Energy, Utilities and Telecommunication Services.
Against the backdrop of great concern over consumer and real estate credit, we are looking for enticing opportunities to reduce our Financials sector underweight, with a preference for those companies who have already taken steps to fill in any capital holes created by poor lending or asset purchase decisions. We would also anticipate starting to invest more aggressively in Consumer Discretionary names as earnings expectations for the sector are reset lower.
Diversification by Industry
as of April 30, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.1%
Capital Goods	5.5
Consumer Cyclical	6.1
Consumer Staples	7.4
Energy	10.6
Finance	26.5
Health Care	11.2
Services	8.8
Technology	13.0
Transportation	3.5
Utilities	0.9
Short-Term Investments	11.2
Other Assets and Liabilities	(9.8)

Total	100.0%

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.

Table of Contents

Manager Discussions (Unaudited)
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements
Schedule of Investments at April 30, 2008 (Unaudited)
The Hartford Advisers Fund	107
The Hartford Balanced Allocation Fund	113
The Hartford Balanced Income Fund	114
The Hartford Capital Appreciation Fund	124
The Hartford Capital Appreciation II Fund	127
The Hartford Checks and Balances Fund	132
The Hartford Conservative Allocation Fund	133
The Hartford Disciplined Equity Fund	134
The Hartford Dividend and Growth Fund	137
The Hartford Equity Growth Allocation Fund	139
The Hartford Equity Income Fund	140
The Hartford Floating Rate Fund	142
The Hartford Fundamental Growth Fund	152
The Hartford Global Communications Fund	154
The Hartford Global Equity Fund	156
The Hartford Global Financial Services Fund	162
The Hartford Global Growth Fund	164
The Hartford Global Health Fund	167
The Hartford Global Technology Fund	169
The Hartford Growth Allocation Fund	171
The Hartford Growth Fund	172
The Hartford Growth Opportunities Fund	174
The Hartford High Yield Fund	176
The Hartford High Yield Municipal Bond Fund	182
The Hartford Income Allocation Fund	186
The Hartford Income Fund	187
The Hartford Inflation Plus Fund	197
The Hartford International Growth Fund	199
The Hartford International Opportunities Fund	202
The Hartford International Small Company Fund	205
The Hartford LargeCap Growth Fund	208
The Hartford MidCap Fund	210
The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)	213
The Hartford MidCap Value Fund	216
The Hartford Money Market Fund	218
The Hartford Retirement Income Fund	221
The Hartford Select MidCap Value Fund	222
The Hartford Select SmallCap Value Fund	225
The Hartford Short Duration Fund	231
The Hartford Small Company Fund	236
The Hartford SmallCap Growth Fund	241
The Hartford Stock Fund	246
The Hartford Strategic Income Fund	248
The Hartford Target Retirement 2010 Fund	256
The Hartford Target Retirement 2020 Fund	257
The Hartford Target Retirement 2030 Fund	258
The Hartford Tax-Free California Fund	259
The Hartford Tax-Free Minnesota Fund	262
The Hartford Tax-Free National Fund	264
The Hartford Tax-Free New York Fund	269
The Hartford Total Return Bond Fund	271
The Hartford U.S. Government Securities Fund	281
The Hartford Value Fund	283
The Hartford Value Opportunities Fund	285
Statements of Assets and Liabilities at April 30, 2008 (Unaudited)	288
Statements of Operations for the Six-Month Period Ended April 30, 2008 (Unaudited)	308
Statements of Changes in Net Assets for the Six-Month Period Ended April 30, 2008 (Unaudited) and the Year Ended October 31, 2007	318
Notes to Financial Statements (Unaudited)	336
Financial Highlights (Unaudited)	379
Directors and Officers (Unaudited)	411
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	412
Expense Example (Unaudited)	413
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	421
Privacy Policy	423

The Hartford Advisers Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 68.5%
	Basic Materials — 3.8%
34	Agrium, Inc.	$2,718
330	Alcoa, Inc.	11,460
92	ArcelorMittal ADR	8,232
210	Cameco Corp.	7,359
75	Consol Energy, Inc.	6,096
84	Freeport-McMoRan Copper & Gold, Inc.	9,532
26	United States Steel Corp.	4,064

		49,461

	Consumer Cyclical — 5.2%
2,225	Buck Holdings L.P. (A)(D)(H)	2,002
796	Ford Motor Co. (D)(G)	6,572
148	Honda Motor Co., Ltd.	4,721
369	Kohl’s Corp. (D)	18,026
502	Lowe’s Co., Inc.	12,635
242	Safeway, Inc.	7,660
199	Supervalu, Inc.	6,570
160	Wal-Mart Stores, Inc.	9,288

		67,474

	Consumer Staples — 2.4%
43	Bunge Ltd. Finance Corp.	4,951
1	Japan Tobacco, Inc.	5,636
141	PepsiCo, Inc.	9,656
159	Procter & Gamble Co.	10,654

		30,897

	Energy — 6.6%
195	Chesapeake Energy Corp.	10,082
104	EnCana Corp.	8,404
202	Exxon Mobil Corp.	18,809
235	Halliburton Co.	10,796
116	Hess Corp.	12,330
257	OAO Gazprom Class S ADR	13,696
124	Schlumberger Ltd.	12,438

		86,555

	Finance — 15.0%
190	American International Group, Inc.	8,772
592	Bank of America Corp.	22,219
317	Capital One Financial Corp.	16,806
405	Citigroup, Inc.	10,224
578	Discover Financial Services, Inc.	10,517
229	Federal Home Loan Mortgage Corp.	5,702
325	Federal National Mortgage Association	9,195
86	Goldman Sachs Group, Inc.	16,534
114	ING Groep N.V. ADR	4,320
605	Invesco Ltd.	15,517
67	Julius Baer Holding Ltd.	4,937
151	Morgan Stanley	7,329
172	National City Corp.	1,082
675	Sovereign Bancorp, Inc. (G)	5,043
98	State Street Corp.	7,048
282	UBS AG Rights (D)(H)	476
282	UBS AG (D)	9,474
433	UnitedHealth Group, Inc.	14,132
220	Wachovia Corp.	6,413
627	Washington Mutual, Inc.	7,707
79	Wellpoint, Inc. (D)	3,905
411	Western Union Co.	9,462

		196,814

	Health Care — 9.5%
92	Astellas Pharma, Inc.	3,767
112	AstraZeneca plc	4,715
133	Daiichi Sankyo Co., Ltd.	3,665
104	Eisai Co., Ltd. (G)	3,691
634	Elan Corp. plc ADR (D)	16,655
259	Eli Lilly & Co.	12,449
112	Genentech, Inc. (D)	7,638
240	Medtronic, Inc.	11,688
122	Sanofi-Aventis S.A. ADR	4,687
718	Schering-Plough Corp.	13,211
549	Shionogi & Co., Ltd.	10,603
96	UCB S.A. (G)	4,141
138	Vertex Pharmaceuticals, Inc. (D)	3,514
198	Walgreen Co.	6,907
377	Wyeth	16,756

		124,087

	Services — 8.1%
142	Accenture Ltd. Class A	5,313
67	Autodesk, Inc. (D)	2,538
1,121	Comcast Corp. Class A	23,030
122	FedEx Corp.	11,696
175	Monster Worldwide, Inc. (D)(G)	4,268
970	Time Warner, Inc.	14,411
258	United Parcel Service, Inc. Class B	18,660
197	Viacom, Inc. Class B (D)	7,575
305	Waste Management, Inc.	11,014
730	XM Satellite Radio Holdings, Inc. Class A (D)	8,144

		106,649

	Technology — 16.8%
735	Applied Materials, Inc.	13,710
106	Canon, Inc.	5,314
838	Cisco Systems, Inc. (D)	21,484
208	Electronic Arts, Inc. (D)	10,716
573	Flextronics International Ltd. (D)	5,948
1,247	General Electric Co.	40,780
20	Google, Inc. (D)	11,658
847	Intel Corp.	18,843
149	Lam Research Corp. (D)(G)	6,077
44	Lockheed Martin Corp.	4,613
675	Maxim Integrated Products, Inc.	14,187
263	Metropcs Communications, Inc. (D)(G)	5,163
901	Microsoft Corp.	25,697
569	NetApp, Inc. (D)	13,770
288	Nokia Corp.	8,654
304	Qualcomm, Inc.	13,147
3	SanDisk Corp. (D)	87

		219,848

	Transportation — 0.4%
650	Delta Air Lines, Inc. (D)(G)	5,530

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — (continued)
	Utilities — 0.7%
195	Suntech Power Holdings Co., Ltd. ADR (D)	$8,731

	Total common stock (cost $936,984)	$896,046

PREFERRED STOCK — 0.7%
	Finance — 0.7%
—	Washington Mutual, Inc. with Warrants (D)(A)(H)(X)	$9,102

	Total preferred stock (cost $7,200)	$9,102

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 3.8%
	Finance — 3.8%
	Advanta Business Card Master Trust
$5,000	5.30%, 05/21/2012	$5,051
	Banc of America Commercial Mortgage, Inc.
1,380	5.35%, 09/10/2047 (L)	1,369
	Bear Stearns Commercial Mortgage Securities, Inc.
1,755	5.30%, 10/12/2042 (L)	1,739
1,300	5.54%, 10/12/2041	1,285
730	5.63%, 04/12/2038 (L)	728
	Citibank Credit Card Issuance Trust
2,985	5.65%, 09/20/2019	2,947
	Countrywide Home Loans, Inc.
698	5.25%, 11/25/2035 (L)	618
	Credit Suisse Mortgage Capital Certificates
1,505	5.47%, 09/15/2039	1,478
	Goldman Sachs Mortgage Securities Corp. II
3,000	4.75%, 07/10/2039	2,900
	GSR Mortgage Loan Trust
1,365	5.79%, 05/25/2047 (L)	1,284
	Household Automotive Trust
1,622	5.28%, 09/17/2011	1,633
	JP Morgan Chase Commercial Mortgage Security Corp.
1,895	5.34%, 12/15/2044 (L)	1,883
3,050	5.48%, 12/12/2044 (L)	3,016
1,300	6.07%, 04/15/2045 (L)	1,318
	Marriott Vacation Club Owner Trust
327	5.36%, 10/20/2028 (I)	336
	Morgan Stanley Capital I
2,875	5.23%, 09/15/2042	2,851
1,300	5.98%, 08/12/2041 (L)	1,318
	Nissan Automotive Lease Trust
5,000	5.10%, 07/16/2012	5,060
	Peco Energy Transition Trust
3,129	6.13%, 03/01/2009	3,158
	Residential Accredit Loans, Inc.
1,804	5.23%, 02/25/2035 (L)	1,486
	Sequoia Mortgage Trust
2,057	5.78%, 02/20/2047 (L)	1,938
	Susquehanna Automotive Lease Trust
1,859	5.21%, 03/16/2009 (I)	1,863
	Wells Fargo Mortgage Backed Securities Trust
1,669	4.54%, 03/25/2035 (L)	1,603
2,250	5.54%, 04/25/2036 (L)	2,165
	Wells Fargo Mortgage Backed Securities Trust
1,085	6.02%, 09/25/2036 (L)	1,050

	Total asset & commercial mortgage backed securities (cost $50,916)	$50,077

CORPORATE BONDS: INVESTMENT GRADE — 14.1%
	Capital Goods — 0.2%
	Pitney Bowes, Inc.
$960	5.75%, 09/15/2017	$968
	Xerox Corp.
1,000	5.50%, 05/15/2012	1,001

		1,969

	Consumer Cyclical — 0.5%
	DaimlerChrysler NA Holdings Corp.
1,000	5.88%, 03/15/2011	1,023
1,975	6.50%, 11/15/2013	2,063
	Federated Retail Holdings, Inc.
714	5.90%, 12/01/2016	626
	Lowe’s Co., Inc.
1,295	6.65%, 09/15/2037	1,297
	Target Corp.
2,000	5.88%, 11/01/2008	2,022

		7,031

	Consumer Staples — 1.0%
	Cargill, Inc.
1,215	5.60%, 09/15/2012 (I)	1,225
	Diageo Capital plc
2,025	4.38%, 05/03/2010	2,040
	Kraft Foods, Inc.
2,325	6.25%, 06/01/2012	2,414
	PepsiAmericas, Inc.
3,000	6.38%, 05/01/2009	3,093
	Procter & Gamble Co.
2,988	9.36%, 01/01/2021	3,807
	Weyerhaeuser Co.
800	7.38%, 03/15/2032	803

		13,382

	Energy — 0.2%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,159
	Weatherford International Ltd.
2,000	5.95%, 06/15/2012	2,076

		3,235

	Finance — 7.4%
	Ace INA Holdings, Inc.
1,925	5.88%, 06/15/2014	1,987
	American Express Centurion Bank
2,400	6.00%, 09/13/2017	2,413
	AXA Financial, Inc.
3,000	7.00%, 04/01/2028	2,793
	Bank of America Corp.
3,000	5.42%, 03/15/2017	2,941

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	Bank of New York Mellon Corp.
$1,360	4.95%, 11/01/2012	$1,380
	BB&T Corp.
1,010	4.90%, 06/30/2017	917
	Berkshire Hathaway Finance Corp.
2,350	4.85%, 01/15/2015	2,368
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	632
1,000	6.00%, 04/01/2016	881
	Capital One Bank
750	6.50%, 06/13/2013	731
	Capital One Capital IV
1,000	6.75%, 02/17/2037	808
	Capital One Financial Corp.
870	5.70%, 09/15/2011	849
	CIT Group, Inc.
1,150	7.63%, 11/30/2012	1,073
	Citigroup, Inc.
750	3.63%, 02/09/2009	749
1,600	6.00%, 10/31/2033	1,448
500	6.50%, 01/18/2011	517
	Credit Suisse First Boston USA, Inc.
1,980	4.88%, 01/15/2015	1,928
	Developers Diversified Realty Corp.
1,500	5.38%, 10/15/2012	1,400
	Discover Financial Services, Inc.
1,245	6.45%, 06/12/2017	1,050
	Eaton Vance Corp.
530	6.50%, 10/02/2017	552
	ERAC USA Finance Co.
2,725	7.35%, 06/15/2008 (I)	2,736
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	859
	General Electric Capital Corp.
1,500	6.75%, 03/15/2032	1,588
	Genworth Financial, Inc.
1,500	6.15%, 11/15/2066	1,256
	Goldman Sachs Group, Inc.
2,000	5.30%, 02/14/2012	2,021
1,200	5.63%, 01/15/2017	1,160
1,200	6.45%, 05/01/2036	1,139
	Health Care Properties
2,035	6.00%, 01/30/2017	1,752
	HSBC Bank USA
2,600	3.88%, 09/15/2009	2,589
	HSBC Finance Corp.
2,000	5.50%, 01/19/2016	1,980
	International Lease Finance Corp.
2,200	5.00%, 09/15/2012	2,113
1,200	5.63%, 09/15/2010	1,197
	Jackson National Life Insurance Co.
2,000	8.15%, 03/15/2027 (I)	2,209
	John Deere Capital Corp.
1,655	4.88%, 10/15/2010	1,696
	JP Morgan Chase & Co.
2,795	5.13%, 09/15/2014	2,759
	KeyCorp Capital II
250	6.88%, 03/17/2029	204
	Kimco Realty Corp.
1,550	5.78%, 03/15/2016	1,441
	Lehman Brothers Holdings, Inc.
2,000	5.25%, 02/06/2012	1,950
1,000	6.50%, 07/19/2017	982
	Liberty Mutual Group, Inc.
2,335	5.75%, 03/15/2014 (I)	2,348
	Liberty Property L.P.
260	6.63%, 10/01/2017	245
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	1,880
	Metlife, Inc.
2,000	5.00%, 06/15/2015	1,984
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,549
1,200	5.45%, 01/09/2017	1,147
	National City Corp.
125	6.88%, 05/15/2019	107
	New England Mutual Life Insurance Co.
3,100	7.88%, 02/15/2024 (I)	3,600
	Prologis Trust
1,500	5.63%, 11/15/2016	1,396
	Prudential Financial, Inc.
585	5.80%, 06/15/2012	603
	Prudential Funding LLC
2,000	6.75%, 09/15/2023 (I)	1,967
	Realty Income Corp.
965	6.75%, 08/15/2019	903
	Republic New York Capital I
250	7.75%, 11/15/2026	243
	Santander Central Hispano Issuances Ltd.
500	7.63%, 11/03/2009	517
	Simon Property Group L.P.
3,100	6.10%, 05/01/2016	3,108
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,152
	Torchmark Corp.
3,000	8.25%, 08/15/2009	3,164
	UnitedHealth Group, Inc.
1,000	5.00%, 08/15/2014	953
500	5.50%, 11/15/2012	498
	US Bank NA
3,100	4.95%, 10/30/2014	3,067
	WEA Finance LLC
1,000	7.13%, 04/15/2018 (I)	1,035
	Wells Fargo Bank NA
4,000	6.45%, 02/01/2011	4,197
	Willis North America, Inc.
580	5.63%, 07/15/2015	562
580	6.20%, 03/28/2017	566

		96,839

	Health Care — 0.7%
	AstraZeneca plc
1,200	5.40%, 09/15/2012	1,243
	Becton, Dickinson & Co.
1,250	6.70%, 08/01/2028	1,315
	CVS Corp.
1,550	6.13%, 08/15/2016	1,602
	Schering-Plough Corp.
2,000	5.55%, 12/01/2013	2,049

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Health Care — (continued)
	Wyeth
$2,500	6.95%, 03/15/2011	$2,674

		8,883

	Services — 1.0%
	COX Communications, Inc.
2,000	5.45%, 12/15/2014	1,990
	FedEx Corp.
4,000	3.50%, 04/01/2009	3,989
	Time Warner, Inc.
1,105	5.50%, 11/15/2011	1,095
	United Parcel Service, Inc.
2,350	4.50%, 01/15/2013	2,393
	Viacom, Inc.
3,040	6.88%, 04/30/2036	3,045
	Wyndham Worldwide Corp.
615	6.00%, 12/01/2016	553

		13,065

	Technology — 1.9%
	AT&T, Inc.
1,075	6.80%, 05/15/2036	1,131
	BellSouth Telecommunications
250	7.00%, 12/01/2095	249
	Comcast Cable Communications, Inc.
4,000	6.88%, 06/15/2009	4,104
	Deutsche Telekom International Finance B.V.
1,800	8.25%, 06/15/2030	2,233
	Fiserv, Inc.
1,250	6.13%, 11/20/2012	1,270
	General Electric Co.
3,425	5.00%, 02/01/2013	3,494
	Hewlett-Packard Co.
1,250	5.25%, 03/01/2012	1,296
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,501
	SBC Communications
1,830	6.45%, 06/15/2034	1,811
	Siemens Finance
2,900	5.75%, 10/17/2016 (I)	2,936
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	824
	Verizon Global Funding Corp.
250	7.25%, 12/01/2010	267
2,850	7.75%, 12/01/2030	3,239

		24,355

	Transportation — 0.2%
	Continental Airlines, Inc.
755	5.98%, 04/19/2022	658
	Southwest Airlines Co.
1,750	5.75%, 12/15/2016	1,636
688	6.15%, 08/01/2022	652

		2,946

	Utilities — 1.0%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	944
	Enel Finance International
805	6.80%, 09/15/2037 (I)	833
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 (I)	1,447
	Kinder Morgan Energy Partners L.P.
1,500	6.95%, 01/15/2038	1,521
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,040
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	500
	Northern Border Pipeline Co.
1,150	7.75%, 09/01/2009	1,201
	Northern States Power Co.
2,250	6.20%, 07/01/2037	2,317
	Southern California Edison Co.
1,750	5.55%, 01/15/2037	1,670
	Taqa Abu Dhabi National Energy Co.
550	5.62%, 10/25/2012 (I)	558
695	5.88%, 10/27/2016 (I)	705
	TransCanada Pipelines Ltd.
250	6.49%, 01/21/2009	254

		12,990

	Total corporate bonds: investment grade (cost $185,910)	$184,695

MUNICIPAL BONDS — 0.6%
	General Obligations — 0.3%
	Oregon School Boards Association, Taxable Pension
$2,000	4.76%, 06/30/2028	$1,823
	State of Illinois, Taxable Pension
2,050	5.10%, 06/01/2033	1,972

		3,795

	Prerefunded — 0.3%
	Arizona Tourism & Sports Authority
2,000	5.38%, 07/01/2021	2,220
	Wisconsin State GO Unlimited
2,000	5.00%, 05/01/2017	2,179

		4,399

	Total municipal bonds (cost $8,349)	$8,194

U.S. GOVERNMENT AGENCIES — 1.9%
	Federal Home Loan Mortgage Corporation — 0.8%
	Mortgage Backed Securities:
$9,280	6.50%, 2036	$9,624
	Remic — Pac’s:
795	2.50%, 2013	793

		10,417

	Federal National Mortgage Association — 0.3%
	Mortgage Backed Securities:
118	5.00%, 2036	116
3,963	5.50%, 2036 — 2037	3,988
372	6.50%, 2036	386

		4,490

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Government National Mortgage Association — 0.8%
	Mortgage Backed Securities:
$2,545	5.50%, 2036 — 2037		$2,582
2,792	6.00%, 2023 — 2034		2,876
1,960	6.50%, 2026 — 2035		2,050
2,032	7.00%, 2031 — 2033		2,172
408	8.00%, 2029 — 2031		446

			10,126

	Total U.S. government agencies (cost $24,198)		$25,033

U.S. GOVERNMENT SECURITIES — 7.1%
	Other Direct Federal Obligations — 1.9%
	Federal Financing Corporation:
$3,676	4.40%, 2013 (M)		$3,004
10,000	9.80%, 2018		14,364

			17,368

	Federal Home Loan Bank:
7,225	4.88%, 2011 (G)		7,630

			24,998

	U.S. Treasury Securities — 5.2%
	U.S. Treasury Bonds:
8,800	5.38%, 2031 (G)		9,901
5,775	6.25%, 2023 (G)		6,950

			16,851

	U.S. Treasury Notes:
9,300	2.63%, 2009 (G)		9,365
21,725	3.50%, 2010 (G)		22,214
6,335	4.13%, 2010 (G)		6,595
10,200	4.50%, 2017 (G)		10,809
1,277	4.75%, 2012 (G)		1,368

			50,351

			67,202

	Total U.S. government securities (cost $85,710)		$92,200

	Total long-term investments (cost $1,299,267)		$1,265,347

SHORT-TERM INVESTMENTS — 11.8%
	Federal National Mortgage Association — 0.7%
	Federal National Mortgage Association
$9,000	1.97%, 2008 (M)		$8,988
	Other Direct Federal Obligations — 0.7%
	Federal Home Loan Bank:
$9,000	2.02%, 2008		$8,990

	Repurchase Agreements — 2.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $11,898, collateralized by FHLMC 5.00%, 2035, value of $12,135)
11,897	1.98% dated 04/30/2008		11,897
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $5,835, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $5,951)
5,834	2.00% dated 04/30/2008		5,834
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $12, collateralized by U. S. Treasury Note 3.63%, 2009, value of $12)
12	1.90% dated 04/30/2008		12
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $7,253, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $7,398)
7,253	2.00% dated 04/30/2008		7,253
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $6,990, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $7,130)
6,990	1.96% dated 04/30/2008		6,990

			31,986

Shares

	Securities Purchased with Proceeds from Security Lending — 8.0%
	Cash Collateral Reinvestment Fund:
104,889	Navigator Prime Portfolio		104,889

	Total short-term investments (cost $154,852)		$154,853

	Total investments (cost $1,454,119) (C)	108.5%	$1,420,200
	Other assets and liabilities	(8.5)%	(110,717)

	Total net assets	100.0%	$1,309,483

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.87% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $1,458,418 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$59,640
Unrealized Depreciation	(97,858)

Net Unrealized Depreciation	$(38,218)

The accompanying notes are an integral part of these financial statements.

The Hartford Advisers Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

†	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $11,104, which represents 0.85% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008 was $23,798, which represents 1.82% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	2,225	Buck Holdings L.P.	$2,227
10/2006 – 03/2008	282	UBS AG Rights	—
04/2008	—	Washington Mutual, Inc. with Warrants	7,200

The aggregate value of these securities at April 30, 2008 was $11,580, which represents 0.88% of total net assets.

(X)	Convertible security.

GO — General Obligations

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$51,758	$49,793	06/03/08	$(1,965)
Japanese Yen (Sell)	489	487	05/02/08	(2)

				$(1,967)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Allocation Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

AFFILIATED INVESTMENT COMPANIES — 99.2%
EQUITY FUNDS — 59.7%
3,974	The Hartford Capital Appreciation Fund, Class Y		$166,498
615	The Hartford Capital Appreciation II Fund, Class Y		8,478
2,891	The Hartford Disciplined Equity Fund, Class Y		39,723
4,007	The Hartford Equity Income Fund, Class Y		54,455
1,967	The Hartford Global Growth Fund, Class Y		40,104
240	The Hartford Growth Fund, Class Y		4,338
2,315	The Hartford International Opportunities Fund, Class Y		40,682
2,786	The Hartford International Small Company Fund, Class Y		39,258
1,536	The Hartford Select MidCap Value Fund, Class Y		14,718
2,550	The Hartford Select SmallCap Value Fund, Class Y		23,540
1,788	The Hartford Small Company Fund, Class Y		35,937
9,373	The Hartford Value Fund, Class Y		116,221

	Total equity funds (cost $574,208)		$583,952

FIXED INCOME FUNDS — 39.5%
5,794	The Hartford Floating Rate Fund, Class Y		$52,784
12,781	The Hartford Income Fund, Class Y		125,889
6,174	The Hartford Inflation Plus Fund, Class Y		69,268
5,229	The Hartford Short Duration Fund, Class Y		49,887
1,793	The Hartford Strategic Income Fund, Class Y		17,035
6,844	The Hartford Total Return Bond Fund, Class Y		72,271

	Total fixed income funds (cost $398,115)		$387,134

	Total investments in affiliated investment companies (cost $972,323)		$971,086

EXCHANGE TRADED FUNDS — 0.6%
14	DJ Wilshire REIT ETF		$1,069
77	SPDR DJ Wilshire International Real Estate ETF		4,274

	Total investments in exchange traded funds (cost $5,223)		$5,343

	Total investments (cost $977,546) (C)	99.8%	$976,429
	Other assets and liabilities	0.2%	2,163

	Total net assets	100.0%	$978,592

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $977,903 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,018
Unrealized Depreciation	(26,492)

Net Unrealized Depreciation	$(1,474)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 44.8%
	Basic Materials — 4.3%
8	Dow Chemical Co.	$329
10	E.I. DuPont de Nemours & Co.	470
9	International Paper Co.	235
12	Kimberly-Clark Corp.	749
9	Packaging Corp. of America	196
5	PPG Industries, Inc.	288
20	Rexam plc	181

		2,448

	Consumer Cyclical — 3.0%
17	Altria Group, Inc.	348
9	Genuine Parts Co.	370
5	McDonald’s Corp.	286
14	Philip Morris International, Inc. (D)	704

		1,708

	Consumer Staples — 2.9%
10	ConAgra Foods, Inc.	240
4	Diageo plc ADR	295
6	General Mills, Inc.	332
10	Kellogg Co.	522
8	Unilever N.V. NY Shares ADR	265

		1,654

	Energy — 7.1%
18	BP plc ADR	1,274
14	Chevron Corp.	1,317
4	Royal Dutch Shell plc	337
12	Total S.A. ADR	1,042

		3,970

	Finance — 11.7%
10	Allstate Corp.	514
25	Bank of America Corp.	954
6	Bank of New York Mellon Corp.	269
7	Chubb Corp.	344
16	Citigroup, Inc.	402
25	Host Hotels & Resorts, Inc.	430
18	JP Morgan Chase & Co.	862
18	Lloyd’s TSB Group plc ADR	613
—	M&T Bank Corp.	37
14	PNC Financial Services Group, Inc.	943
31	US Bancorp	1,064
6	Wells Fargo & Co.	170

		6,602

	Health Care — 3.6%
8	Abbott Laboratories	433
18	Bristol-Myers Squibb Co.	400
6	Eli Lilly & Co.	303
7	GlaxoSmithKline plc ADR	313
17	Pfizer, Inc.	334
6	Wyeth	262

		2,045

	Services — 0.5%
8	Waste Management, Inc.	296
	Technology — 5.6%
27	AT&T, Inc.	1,055
35	General Electric Co.	1,151
3	Schneider Electric S.A.	414
13	Verizon Communications, Inc.	508

		3,128

	Utilities — 6.1%
8	American Electric Power Co., Inc.	357
11	Consolidated Edison, Inc.	449
13	Dominion Resources, Inc.	560
2	Entergy Corp.	241
3	Exelon Corp.	274
18	FPL Group, Inc.	1,206
6	SCANA Corp.	229
2	Southern Co.	89

		3,405

	Total common stock (cost $25,403)	$25,256

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 2.5%
	Finance — 2.4%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$82
	Bear Stearns Commercial Mortgage Securities, Inc.
100	4.68%, 08/13/2039	99
150	5.20%, 12/11/2038	145
	Carmax Automotive Owner Trust
100	4.34%, 09/15/2010	100
	Chase Commercial Mortgage Securities Corp.
83	6.39%, 11/18/2030	83
	Commercial Mortgage Pass-Through Certificates
100	5.96%, 06/10/2046 (L)	101
	Honda Automotive Receivables Owner Trust
31	5.25%, 08/18/2009	31
	LB-UBS Commercial Mortgage Trust
150	5.35%, 11/15/2038	146
	Long Beach Automotive Receivables Trust
100	5.03%, 01/15/2014	97
	Merrill Lynch Mortgage Trust
100	5.80%, 05/12/2039 (L)	101
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	99
	Nissan Automotive Lease Trust
100	5.10%, 07/16/2012	101
	Peco Energy Transition Trust
75	6.52%, 12/31/2010	79
	PSE&G Transition Funding LLC
100	6.45%, 03/15/2013	104

		1,368

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Health Care — 0.1%
	CVS Lease Pass-Through Trust
$19	6.04%, 12/10/2028 (I)	$18

	Total asset & commercial mortgage backed securities (cost $1,393)	$1,386

CORPORATE BONDS: INVESTMENT GRADE — 40.3%
	Basic Materials — 1.1%
	Alto Parana S.A.
$15	6.38%, 06/09/2017 (I)	$15
	Codelco, Inc.
100	4.75%, 10/15/2014	99
	Commercial Metals Co.
70	6.50%, 07/15/2017	72
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	49
	Freeport-McMoRan Copper & Gold, Inc.
55	8.38%, 04/01/2017	61
	Inco Ltd.
30	7.20%, 09/15/2032	30
45	7.75%, 05/15/2012	48
	Lubrizol Corp.
80	4.63%, 10/01/2009	80
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Pactiv Corp.
20	5.88%, 07/15/2012	20
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	39
	US Steel Corp.
30	7.00%, 02/01/2018	30
	Yara International ASA
45	5.25%, 12/15/2014 (I)	44

		608

	Capital Goods — 0.6%
	Goodrich Corp.
35	6.29%, 07/01/2016	37
	Hutchison Whampoa International Ltd.
100	5.45%, 11/24/2010 (I)	102
15	6.50%, 02/13/2013 (K)	16
	Xerox Corp.
100	5.50%, 05/15/2012	100
60	6.40%, 03/15/2016	61

		316

	Consumer Cyclical — 1.0%
	Avnet, Inc.
50	6.63%, 09/15/2016	50
	DaimlerChrysler NA Holdings Corp.
30	5.75%, 05/18/2009	30
80	6.50%, 11/15/2013	84
	Energy Transfer Partners
25	6.63%, 10/15/2036	24
	Kroger Co.
35	6.40%, 08/15/2017	37
	Macy’s Retail Holdings, Inc.
160	5.88%, 01/15/2013	151
	SABMiller plc
80	6.20%, 07/01/2011 (I)	83
	Target Corp.
100	6.00%, 01/15/2018	104

		563

	Consumer Staples — 1.3%
	Cargill, Inc.
50	3.63%, 03/04/2009 (I)	50
95	5.60%, 09/15/2012 (I)	96
	Cia Brasileira de Bebidas
75	8.75%, 09/15/2013	87
	Coca-Cola Enterprises, Inc.
45	6.70%, 10/15/2036	48
	General Mills, Inc.
75	5.20%, 03/17/2015	75
	Kellogg Co.
50	4.25%, 03/06/2013	49
15	5.13%, 12/03/2012	15
	Kraft Foods, Inc.
75	4.13%, 11/12/2009	75
10	6.25%, 06/01/2012	10
100	6.50%, 08/11/2017	105
	Miller Brewing Co.
20	4.25%, 08/15/2008 (I)	20
	PepsiAmericas, Inc.
35	4.88%, 01/15/2015	34
	Tyson Foods, Inc.
90	6.85%, 04/01/2016	90
	Weyerhaeuser Co.
10	7.38%, 03/15/2032	10

		764

	Energy — 2.0%
	AGL Capital Corp.
35	6.38%, 07/15/2016	35
	Amerada Hess Corp.
95	7.88%, 10/01/2029	113
	Atmos Energy Corp.
40	6.35%, 06/15/2017	40
	Canadian National Resources Ltd.
30	5.70%, 05/15/2017	30
100	6.25%, 03/15/2038	98
	ConocoPhillips Holding Co.
50	6.95%, 04/15/2029	57
	EnCana Corp.
50	5.90%, 12/01/2017	51
	Enterprise Products Operating L.P.
90	5.65%, 04/01/2013	91
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	73
	Pemex Project Funding Master Trust
15	5.75%, 03/01/2018 (I)	15
10	6.63%, 06/15/2035 (I)	10
	Petrobras International Finance Co.
65	5.88%, 03/01/2018	65
20	8.38%, 12/10/2018	24
	Transocean, Inc.
110	6.00%, 03/15/2018	114
	Valero Energy Corp.
105	7.50%, 04/15/2032	109

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Energy — (continued)
	Weatherford International Ltd.
$100	6.00%, 03/15/2018	$103
65	6.50%, 08/01/2036	64
	XTO Energy, Inc.
45	7.50%, 04/15/2012	49

		1,141

	Finance — 19.5%
	Ace Capital Trust II
90	9.70%, 04/01/2030	104
	Ace INA Holdings, Inc.
20	6.70%, 05/15/2036	20
	Allied World Assurance
50	7.50%, 08/01/2016	50
	Allstate Finance Global Fund II
30	4.25%, 02/26/2010	30
	AMB Property L.P.
100	5.45%, 12/01/2010	102
	American General Finance Corp.
80	4.63%, 05/15/2009	80
	Ameriprise Financial, Inc.
60	5.35%, 11/15/2010	61
20	5.65%, 11/15/2015	20
	Avalonbay Communities, Inc.
25	7.50%, 08/01/2009	26
	AXA S.A.
45	8.60%, 12/15/2030	50
	BAC Capital Trust VI
20	5.63%, 03/08/2035	17
	Banco Mercantile Del Norte S.A.
10	6.14%, 10/13/2016 (I)	10
	Bank of America Corp.
220	5.25%, 12/01/2015	219
200	5.42%, 03/15/2017	196
150	6.00%, 09/01/2017	156
50	7.25%, 10/15/2025	52
	Bank of New York Mellon Corp.
105	4.50%, 04/01/2013	105
	Bear Stearns & Co., Inc.
90	5.35%, 02/01/2012	90
75	6.95%, 08/10/2012	79
120	7.25%, 02/01/2018	131
	Berkley (W.R.) Corp.
90	5.13%, 09/30/2010	90
	Brandywine Operating Partnership
15	5.70%, 05/01/2017	13
50	5.75%, 04/01/2012	47
	Camden Property Trust
85	4.38%, 01/15/2010	83
	Capital One Financial Corp.
200	6.75%, 09/15/2017	199
	Capmark Financial Group
40	5.88%, 05/10/2012	33
10	6.30%, 05/10/2017	7
	CIT Group, Inc.
20	5.13%, 09/30/2014	16
75	5.65%, 02/13/2017	62
45	5.80%, 07/28/2011	38
100	5.85%, 09/15/2016	83
	Citigroup, Inc.
105	5.00%, 09/15/2014	100
100	5.50%, 08/27/2012	100
140	5.63%, 08/27/2012	140
40	5.88%, 05/29/2037	36
85	6.00%, 10/31/2033	77
35	6.13%, 11/21/2017	35
200	6.88%, 03/05/2038	207
75	8.30%, 12/21/2057 (L)	77
	Colonial Realty L.P.
95	6.05%, 09/01/2016	83
	Countrywide Financial Corp.
120	5.80%, 06/07/2012	114
	Countrywide Home Loans, Inc.
15	4.00%, 03/22/2011	14
	Credit Suisse First Boston USA, Inc.
20	4.88%, 08/15/2010	20
	Credit Suisse New York
290	6.00%, 02/15/2018	294
	Developers Diversified Realty Corp.
50	5.00%, 05/03/2010	49
50	5.38%, 10/15/2012	47
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	8
	Duke-Weeks Realty
50	7.75%, 11/15/2009	51
	Eaton Vance Corp.
90	6.50%, 10/02/2017	94
	Equity One, Inc.
65	6.00%, 09/15/2017	57
	ERAC USA Finance Co.
125	7.00%, 10/15/2037 (I)	104
	ERP Operating L.P.
10	4.75%, 06/15/2009	10
40	6.95%, 03/02/2011	42
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	68
50	6.60%, 05/15/2037 (L)	41
20	8.75%, 03/15/2010	22
	Farmers Exchange Capital
100	7.05%, 07/15/2028 (I)	92
	General Electric Capital Corp.
300	6.00%, 06/15/2012	315
90	6.15%, 08/07/2037	89
	Goldman Sachs Group, Inc.
115	5.45%, 11/01/2012	116
75	5.95%, 01/15/2027	68
180	6.25%, 09/01/2017	184
220	6.45%, 05/01/2036	209
50	6.60%, 01/15/2012	52
80	6.65%, 05/15/2009	82
85	6.75%, 10/01/2037	83
	HBOS plc
50	6.00%, 11/01/2033 (I)	42
	Health Care Properties
20	5.65%, 12/15/2013	18
80	6.00%, 01/30/2017	69
	Health Care Property Investors, Inc.
20	6.30%, 09/15/2016	18

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		HSBC Finance Corp.
	$100	6.38%, 10/15/2011	$104
	145	6.75%, 05/15/2011	151
		HSBC Holding plc
	50	6.50%, 09/15/2037	49
		International Lease Finance Corp.
	120	5.63%, 09/15/2010 — 09/20/2013	119
	80	6.38%, 03/15/2009	80
		Janus Capital Group, Inc.
	60	6.70%, 06/15/2017	57
		JP Morgan Chase & Co.
	215	5.13%, 09/15/2014	212
	50	5.88%, 03/15/2035	43
	50	6.00%, 01/15/2018	52
	270	6.75%, 02/01/2011	282
		Kimco Realty Corp.
	30	5.78%, 03/15/2016	28
		Lazard Group
	80	6.85%, 06/15/2017	75
		Lehman Brothers Holdings, Inc.
	70	4.38%, 11/30/2010	67
	30	5.63%, 01/24/2013	30
	100	6.20%, 09/26/2014	101
	100	6.50%, 07/19/2017	98
	45	6.75%, 12/28/2017	45
	165	7.00%, 09/27/2027	162
		Liberty Mutual Group, Inc.
	60	5.75%, 03/15/2014 (I)	60
	30	7.50%, 08/15/2036 (I)	28
		Liberty Property L.P.
	10	5.50%, 12/15/2016	9
	20	6.63%, 10/01/2017	19
	25	7.75%, 04/15/2009	25
	50	8.50%, 08/01/2010	53
		Lincoln National Corp.
	80	5.65%, 08/27/2012	80
	35	6.15%, 04/07/2036	33
		Merrill Lynch & Co., Inc.
	50	5.45%, 02/05/2013	49
	210	6.05%, 08/15/2012 — 05/16/2016	206
	100	6.22%, 09/15/2026	89
	60	6.40%, 08/28/2017	60
	25	6.88%, 04/25/2018	25
		Metlife, Inc.
	25	6.13%, 12/01/2011	26
		Ministry Finance Russia
	40	3.00%, 05/14/2008	40
		Mizuho Financial Group, Inc.
	100	5.79%, 04/15/2014 (I)	103
		Morgan Stanley
	445	4.75%, 04/01/2014	418
	200	5.45%, 01/09/2017	191
		PNC Funding Corp.
	110	5.50%, 09/28/2012	109
		Prudential Financial, Inc.
	70	6.10%, 06/15/2017	71
		Realty Income Corp.
	85	6.75%, 08/15/2019	79
		Regency Centers L.P.
	30	5.25%, 08/01/2015	27
	15	5.88%, 06/15/2017	13
		Reinsurance Group of America, Inc.
	60	5.63%, 03/15/2017	52
		Schwab Capital Trust I
	35	7.50%, 11/15/2037 (L)	32
		Simon Property Group L.P.
	50	4.88%, 08/15/2010	49
	45	5.38%, 06/01/2011	45
	100	5.63%, 08/15/2014	99
		Symetra Financial Corp.
	10	6.13%, 04/01/2016 (I)	9
		Travelers Property Casualty Corp.
	10	6.38%, 03/15/2033	10
		Trustreet Properties, Inc.
	80	7.50%, 04/01/2015	85
		UBS AG Jersey Branch
	30	0.00%, 02/05/2009 — 04/09/2009 (I)(M)	30
	20	0.00%, 03/06/2009 (M)	20
		UFJ Finance Aruba AEC
	100	6.75%, 07/15/2013	103
		United Dominion Realty Trust, Inc.
	55	6.05%, 06/01/2013	54
		UnitedHealth Group, Inc.
	25	5.38%, 03/15/2016	24
	100	5.50%, 11/15/2012	100
	30	6.63%, 11/15/2037	28
		Unitrin, Inc.
	100	4.88%, 11/01/2010	95
	40	6.00%, 05/15/2017	37
		Ventas Realty L.P.
	30	6.50%, 06/01/2016	29
		Wachovia Corp.
	55	4.88%, 02/15/2014	54
	50	5.50%, 05/01/2013	50
	70	5.63%, 10/15/2016	67
	230	5.75%, 06/15/2017 — 02/01/2018	229
		WEA Finance LLC
	100	7.13%, 04/15/2018 (I)	103
		Wells Fargo Co.
	260	4.38%, 01/31/2013	257
		Westfield Group
	60	5.40%, 10/01/2012 (I)	59
		Willis North America, Inc.
	45	6.20%, 03/28/2017	44
		WR Berkley Corp.
	25	5.88%, 02/15/2013	25
		XL Capital Europe plc
	25	6.50%, 01/15/2012	24

			10,977

		Foreign Governments — 2.4%
		Brazil (Republic of)
	100	6.00%, 01/17/2017	105
	45	7.88%, 03/07/2015	52
	165	8.00%, 01/15/2018	188
	25	8.25%, 01/20/2034	32
EUR	20	8.50%, 09/24/2012	34
	55	8.75%, 02/04/2025	70
	50	8.88%, 10/14/2019	64

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Foreign Governments — (continued)
		Colombia (Republic of)
	$25	8.25%, 12/22/2014	$29
	20	10.00%, 01/23/2012	24
	15	10.38%, 01/28/2033	22
		Peru (Republic of)
PEN	15	8.61%, 03/10/2010	6
		Russian Federation Government
	374	7.50%, 03/31/2030 (K)	430
	20	12.75%, 06/24/2028 (K)	36
		United Mexican States
	62	6.05%, 01/11/2040	62
	147	6.75%, 09/27/2034	163
MXP	175	7.75%, 12/14/2017	16
MXP	175	8.00%, 12/19/2013	17

			1,350

		Health Care — 1.3%
		Amerisource Bergen Corp.
	25	5.63%, 09/15/2012	25
	101	5.88%, 09/15/2015	98
		AstraZeneca plc
	50	5.40%, 09/15/2012	52
	120	6.45%, 09/15/2037	130
		CVS Caremark Corp.
	155	5.75%, 06/01/2017	157
	40	6.94%, 01/10/2030 (I)	39
		Laboratory Corp.
	20	5.63%, 12/15/2015	19
		Medco Health Solutions
	75	7.13%, 03/15/2018	79
		Quest Diagnostics, Inc.
	115	6.95%, 07/01/2037	117

			716

		Services — 2.8%
		AT&T Broadband Corp.
	145	8.38%, 03/15/2013	162
		CBS Corp.
	95	7.70%, 07/30/2010	100
	35	7.88%, 07/30/2030	36
		Clear Channel Communications, Inc.
	105	7.65%, 09/15/2010	109
		Comcast Corp.
	5	5.50%, 03/15/2011	5
	80	6.45%, 03/15/2037	80
	20	6.50%, 01/15/2015	21
	110	7.05%, 03/15/2033	115
		COX Communications, Inc.
	10	5.88%, 12/01/2016 (I)	10
	80	6.45%, 12/01/2036 (I)	80
	90	7.13%, 10/01/2012	96
		Electronic Data Systems Corp.
	40	7.45%, 10/15/2029	37
		News America, Inc.
	60	6.40%, 12/15/2035	60
	25	7.28%, 06/30/2028	26
		Time Warner Entertainment Co., L.P.
	25	7.25%, 09/01/2008	25
	30	8.38%, 03/15/2023	34
		Time Warner, Inc.
	160	6.75%, 04/15/2011 #	164
	105	7.63%, 04/15/2031	113
		Viacom, Inc.
	50	5.75%, 04/30/2011	51
	40	6.13%, 10/05/2017	40
	65	6.25%, 04/30/2016	66
		Waste Management, Inc.
	100	6.10%, 03/15/2018	100
		Wyndham Worldwide Corp.
	10	6.00%, 12/01/2016	9
		Wynn Las Vegas LLC
	25	6.63%, 12/01/2014	24

			1,563

		Technology — 4.6%
		Alltel Corp.
	60	6.75%, 04/01/2028	52
		AT&T, Inc.
	30	5.10%, 09/15/2014	30
	85	5.30%, 11/15/2010	88
	40	5.50%, 02/01/2018	40
	140	6.15%, 09/15/2034	136
	150	6.30%, 01/15/2038	150
	110	6.50%, 09/01/2037	112
		BellSouth Corp.
	30	5.20%, 09/15/2014	30
		British Telecommunications plc
	35	8.62%, 12/15/2010 (L)	38
	90	9.12%, 12/15/2030 (L)	115
		Cingular Wireless Services, Inc.
	120	8.75%, 03/01/2031	148
		Comcast Cable Communications, Inc.
	45	6.75%, 01/30/2011	47
		Deutsche Telekom International Finance B.V.
	55	8.00%, 06/15/2010 (L)	59
	100	8.25%, 06/15/2030	124
		Embarq Corp.
	40	7.08%, 06/01/2016	40
		General Electric Co.
	115	5.25%, 12/06/2017	114
		Oracle Corp.
	50	4.95%, 04/15/2013	51
		Qwest Corp.
	10	7.63%, 06/15/2015	10
		Sprint Capital Corp.
	70	6.13%, 11/15/2008	70
	30	7.63%, 01/30/2011	28
	100	8.38%, 03/15/2012	95
		Sprint Nextel Corp.
	100	6.00%, 12/01/2016	82
		Telecom Italia Capital
	10	5.25%, 10/01/2015	9
	180	6.20%, 07/18/2011	181
		Telefonica Europe B.V.
	115	7.75%, 09/15/2010	123
	90	8.25%, 09/15/2030	109
		Time Warner Cable, Inc.
	110	6.55%, 05/01/2037	109
		Tyco International Group S.A.
	25	6.75%, 02/15/2011	26

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Technology — (continued)
	Verizon Communications, Inc.
$20	6.40%, 02/15/2038	$20
30	6.90%, 04/15/2038	33
	Verizon Global Funding Corp.
40	6.88%, 06/15/2012	43
115	7.25%, 12/01/2010	123
160	7.75%, 12/01/2030	182

		2,617

	Transportation — 0.3%
	American Airlines, Inc.
31	3.86%, 07/09/2010	29
	Continental Airlines, Inc.
20	5.98%, 04/19/2022	17
10	6.90%, 04/19/2022	8
45	9.80%, 04/01/2021	41
	Southwest Airlines Co.
59	6.15%, 08/01/2022	56

		151

	Utilities — 3.4%
	AES Panama S.A.
10	6.35%, 12/21/2016 (I)	10
	American Electric Power Co., Inc.
30	5.38%, 03/15/2010	31
	Carolina Power & Light Co.
15	6.30%, 04/01/2038	16
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	27
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	100
	DCP Midstream LLC
100	6.75%, 09/15/2037 (I)	97
	Dominion Resources, Inc.
181	6.25%, 06/30/2012	190
	Duke Energy Corp.
25	5.25%, 01/15/2018	25
	Duke Energy Field Services LLC
10	6.45%, 11/03/2036 (I)	9
	EDP Finance B.V.
100	6.00%, 02/02/2018 (I)	102
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	69
	Enel Finance International
100	6.80%, 09/15/2037 (I)	104
	Exelon Generation Co. LLC
45	6.95%, 06/15/2011	47
	ITC Midwest LLC
40	6.15%, 01/31/2038 (I)	39
	Kinder Morgan Energy Partners L.P.
40	6.75%, 03/15/2011	42
100	6.95%, 01/15/2038	101
50	7.30%, 08/15/2033	52
	MidAmerican Energy Holdings Co.
85	5.00%, 02/15/2014	84
80	6.13%, 04/01/2036	80
	NGPL Pipeco LLC
130	6.51%, 12/15/2012 (I)	134
	NiSource Finance Corp.
10	5.25%, 09/15/2017	9
140	6.40%, 03/15/2018	138
60	7.88%, 11/15/2010	63
	Northern States Power Co.
85	5.25%, 03/01/2018	85
	Ohio Power Co.
40	5.30%, 11/01/2010	41
	Peco Energy Co.
20	5.70%, 03/15/2037	19
	Progress Energy, Inc.
50	6.85%, 04/15/2012	53
	PSEG Power LLC
10	8.63%, 04/15/2031	12
	Taqa Abu Dhabi National
100	6.50%, 10/27/2036 (I)	95
	Union Electric Co.
45	6.40%, 06/15/2017	46

		1,920

	Total corporate bonds: investment grade (cost $22,838)	$22,686

CORPORATE BONDS: NON-INVESTMENT GRADE — 8.6%
	Basic Materials — 0.5%
	Abitibi-Consolidated, Inc.
$25	8.85%, 08/01/2030	$10
	Blount, Inc.
35	8.88%, 08/01/2012	35
	Georgia-Pacific Corp.
25	7.13%, 01/15/2017 (I)	25
10	8.13%, 05/15/2011	10
	Hawk Corp.
15	8.75%, 11/01/2014	15
	Koppers Holdings, Inc.
30	10.92%, 11/15/2014 (M)	26
	Metals USA, Inc.
15	11.13%, 12/01/2015	16
	Novelis, Inc.
30	7.25%, 02/15/2015	27
	Peabody Energy Corp.
10	6.88%, 03/15/2013	10
	RathGibson, Inc.
10	11.25%, 02/15/2014	10
	RBS Global & Rexnord Corp.
20	9.50%, 08/01/2014	20
	Rock-Tenn Co.
25	9.25%, 03/15/2016 (I)	26
	Terra Capital, Inc.
15	7.00%, 02/01/2017	15
	Texas Industries, Inc.
45	7.25%, 07/15/2013	45
	Tube City Ims Corp.
15	9.75%, 02/01/2015	14

		304

	Capital Goods — 0.1%
	Hawker Beechcraft Acquisition Co.
10	9.75%, 04/01/2017	10
	L-3 Communications Corp.
15	5.88%, 01/15/2015	14

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Capital Goods — (continued)
		SPX Corp.
	$15	7.63%, 12/15/2014 (I)	$16
		Transdigm, Inc.
	25	7.75%, 07/15/2014	26

			66

		Consumer Cyclical — 0.7%
		Alliance One International, Inc.
	15	8.50%, 05/15/2012	14
	15	11.00%, 05/15/2012	15
		Aramark Corp.
	20	8.50%, 02/01/2015	21
		D.R. Horton, Inc.
	20	6.88%, 05/01/2013	19
	35	8.00%, 02/01/2009	35
		Dollarama Group L.P.
	20	8.88%, 08/15/2012	19
		ESCO Corp.
	30	8.63%, 12/15/2013 (I)	30
		Ford Motor Co.
	25	7.45%, 07/16/2031	19
		IKON Office Solutions, Inc.
	30	7.70%, 01/01/2012 (I)(L)	30
	40	7.75%, 09/15/2015	40
		Lazydays RV Center, Inc.
	5	11.75%, 05/15/2012	4
		Pulte Homes, Inc.
	70	7.88%, 08/01/2011	68
		Ryland Group, Inc.
	15	6.88%, 06/15/2013	15
		TRW Automotive, Inc.
	20	7.00%, 03/15/2014 (I)	20
		United Components, Inc.
	50	9.38%, 06/15/2013	49

			398

		Consumer Staples — 0.1%
		Constellation Brands, Inc.
	15	7.25%, 05/15/2017	15
		Land O’Lakes Capital Trust
	15	7.45%, 03/15/2028 (I)	13
		Smithfield Foods, Inc.
	15	7.75%, 05/15/2013	15

			43

		Energy — 0.5%
		Chesapeake Energy Corp.
	40	6.50%, 08/15/2017	39
		Delta Petroleum Corp.
	20	7.00%, 04/01/2015	18
		Encore Acquisition Co.
	25	6.00%, 07/15/2015	23
		Exco Resources, Inc.
	15	7.25%, 01/15/2011	15
		OPTI Canada, Inc.
	25	7.88%, 12/15/2014	25
		Petrohawk Energy Corp.
	40	9.13%, 07/15/2013	42
		Petroleos de Venezuela S.A.
	30	5.25%, 04/12/2017 (K)	20
	40	5.38%, 04/12/2027	22
		Pioneer Natural Resources Co.
	25	5.88%, 07/15/2016	24
		Range Resources Corp.
	10	6.38%, 03/15/2015	10
		Southwestern Energy Co.
	10	7.50%, 02/01/2018 (I)	11
		Whiting Petroleum Corp.
	10	7.25%, 05/01/2012	10

			259

		Finance — 0.7%
		Bancolombia S.A.
	25	6.88%, 05/25/2017	25
		Ford Motor Credit Co.
	30	7.00%, 10/01/2013	26
	60	7.38%, 10/28/2009	58
	20	8.63%, 11/01/2010	19
		General Motors Acceptance Corp.
	60	6.88%, 09/15/2011 — 08/28/2012	48
	10	7.25%, 03/02/2011	8
	10	8.00%, 11/01/2031	8
		Hertz Corp.
	20	8.88%, 01/01/2014	20
		IOS Capital LLC
	10	7.25%, 06/30/2008	10
		Kar Holdings, Inc.
	10	10.00%, 05/01/2015	9
		Nexstar Financial Holdings LLC
	3	11.38%, 04/01/2013	3
		Nuveen Investments, Inc.
	30	5.00%, 09/15/2010	26
		Rainbow National Services LLC
	25	8.75%, 09/01/2012 (I)	26
		Rental Service Corp.
	20	9.50%, 12/01/2014	18
		Rouse Co.
	15	5.38%, 11/26/2013	13
		Sunstate Equipment Co.
	20	10.50%, 04/01/2013 (I)	17
		United Rentals North America, Inc.
	20	6.50%, 02/15/2012	19
		Universal Hospital Services
	20	8.50%, 06/01/2015	20

			373

		Foreign Governments — 2.8%
		Argentina (Republic of)
EUR	10	1.20%, 12/31/2038	5
	33	3.09%, 08/03/2012 (L)	28
	85	7.00%, 03/28/2011 — 04/17/2017	62
	30	8.28%, 12/31/2033	24
		Brazil (Republic of)
BRL	565	6.00%, 11/15/2009 — 08/15/2010	328
BRL	100	10.00%, 01/01/2017	49
		Colombia (Republic of)
COP	9,000	9.85%, 06/28/2027	5
COP	27,000	12.00%, 10/22/2015	16

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Foreign Governments — (continued)
		Costa Rica (Republic of)
	$5	8.05%, 01/31/2013 (K)	$5
	35	9.34%, 05/15/2009	37
		Ecuador (Republic of)
	95	10.00%, 08/15/2030 (K)	96
		Indonesia (Republic of)
IDR	89,000	11.00%, 11/15/2020	8
		Panama (Republic of)
	5	6.70%, 01/26/2036	5
	15	7.25%, 03/15/2015	17
	20	9.38%, 07/23/2012	23
		Peru (Republic of)
	14	6.55%, 03/14/2037	15
EUR	20	7.50%, 10/14/2014	34
	10	8.38%, 05/03/2016	12
	10	8.75%, 11/21/2033	13
	60	9.13%, 02/21/2012	70
	35	9.88%, 02/06/2015	45
		Philippines (Republic of)
	45	8.88%, 03/17/2015	53
	55	9.00%, 02/15/2013	64
	40	9.38%, 01/18/2017	50
		Turkey (Republic of)
	105	6.88%, 03/17/2036	97
	90	7.25%, 03/15/2015	94
	20	9.50%, 01/15/2014	23
		Ukraine Government
	100	6.39%, 06/26/2012 (K)	101
		Uruguay (Republic of)
UYU	168	5.00%, 09/14/2018	9
	50	7.63%, 03/21/2036	53
	15	8.00%, 11/18/2022	17
		Venezuela (Republic of)
	5	3.91%, 04/20/2011 (K)(L)	4
	70	5.75%, 02/26/2016	55
	45	7.65%, 04/21/2025	34
	30	8.50%, 10/08/2014	28
	15	9.25%, 09/15/2027	14

			1,593

		Health Care — 0.5%
		Community Health Systems, Inc.
	20	8.88%, 07/15/2015	21
		CV Therapeutics
	15	2.75%, 05/16/2012 (X)	12
		Elan Financial plc
	20	7.07%, 11/15/2011 (L)	19
	70	7.75%, 11/15/2011	68
		HCA, Inc.
	80	9.63%, 11/15/2016	86
		Omnicare, Inc.
	20	6.88%, 12/15/2015	18
		Rite Aid Corp.
	20	7.50%, 01/15/2015	19
		Tenet Healthcare Corp.
	35	9.88%, 07/01/2014	36

			279

		Services — 1.2%
		AMC Entertainment, Inc.
	30	8.00%, 03/01/2014	27
		Bonten Media Acquisition
	15	9.00%, 06/01/2015 (I)	12
		Carriage Services, Inc.
	25	7.88%, 01/15/2015	25
		Casella Waste Systems, Inc.
	40	9.75%, 02/01/2013	39
		DirecTV Holdings LLC
	10	6.38%, 06/15/2015	10
		FireKeepers Development Authority
	20	13.88%, 05/01/2015 (I)(Q)	20
		Harland Clarke Holdings
	5	9.50%, 05/15/2015	4
		Harrah’s Operating Co., Inc.
	10	5.50%, 07/01/2010	9
	25	5.63%, 06/01/2015	15
	20	10.75%, 02/01/2016 (I)	17
		Idearc, Inc.
	40	8.00%, 11/15/2016	26
		Indianapolis Downs
	15	11.00%, 11/01/2012 (I)	14
		Lamar Media Corp.
	15	7.25%, 01/01/2013	15
		Liberty Media Corp.
	30	7.88%, 07/15/2009	30
	10	8.50%, 07/15/2029	9
		LIN Television Corp.
	25	6.50%, 05/15/2013	24
		Marquee Holdings, Inc.
	30	12.00%, 08/15/2014	23
		MGM Mirage, Inc.
	15	8.50%, 09/15/2010	15
		OED Corp./Diamond Jo LLC
	20	8.75%, 04/15/2012	18
		Open Solutions, Inc.
	40	9.75%, 02/01/2015 (I)	32
		Park Place Entertainment Corp.
	20	8.13%, 05/15/2011	17
		Quebecor Media, Inc.
	55	7.75%, 03/15/2016	53
		R.H. Donnelley Corp.
	30	6.88%, 01/15/2013	19
	10	8.88%, 10/15/2017 (I)	7
		River Rock Entertainment
	10	9.75%, 11/01/2011	10
		Seneca Gaming Corp.
	50	7.25%, 05/01/2012	48
		Sensata Technologies
	25	8.00%, 05/01/2014	23
		Service Corp. International
	25	7.00%, 06/15/2017	25
		SunGard Data Systems, Inc.
	20	9.13%, 08/15/2013	21
	26	10.25%, 08/15/2015	28
		Unisys Corp.
	15	8.00%, 10/15/2012	14
		Virgin River Casino Corp.
	10	9.00%, 01/15/2012	7

			656

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Technology — 0.7%
		Actuant Corp.
	$10	6.88%, 06/15/2017 (I)	$10
		Bio-Rad Laboratories, Inc.
	10	6.13%, 12/15/2014	9
		Canwest MediaWorks L.P.
	20	9.25%, 08/01/2015 (I)	18
		CCH II Holdings LLC/ CCH II Capital
	15	10.25%, 10/01/2013	14
		Celestica, Inc.
	20	7.88%, 07/01/2011	20
		Charter Communications Operating LLC
	60	8.00%, 04/30/2012 (I)	58
	20	10.88%, 09/15/2014 (I)	21
		Coleman Cable, Inc.
	15	9.88%, 10/01/2012	14
		CSC Holdings, Inc.
	30	7.63%, 07/15/2018	29
		Deluxe Corp.
	35	7.38%, 06/01/2015	32
		GCI, Inc.
	30	7.25%, 02/15/2014	25
		Intelsat Intermediate
	20	8.89%, 02/01/2015 (M)	17
		Mediacom Broadband LLC
	40	8.50%, 10/15/2015	37
		PanAmSat Corp.
	20	9.00%, 08/15/2014	20
		Sanmina-Sci Corp.
	18	5.55%, 06/15/2010 (I)(L)	18
		Vangent, Inc.
	15	9.63%, 02/15/2015	13
		Windstream Corp.
	30	8.13%, 08/01/2013	31

			386

		Transportation — 0.1%
		American Rail Car Industries, Inc.
	15	7.50%, 03/01/2014	13
		Hornbeck Offshore Services, Inc.
	15	6.13%, 12/01/2014	15
		Navios Maritime Holdings
	30	9.50%, 12/15/2014	31
		Overseas Shipholding Group, Inc.
	15	8.25%, 03/15/2013	16
		Ultrapetrol Bahamas Ltd.
	10	9.00%, 11/24/2014 (H)	9

			84

		Utilities — 0.7%
		AES Corp.
	15	7.75%, 10/15/2015	16
		Aquila, Inc.
	45	14.88%, 07/01/2012	55
		CIA Transporte Energia
	5	8.88%, 12/15/2016 (I)	4
		Dynegy Holdings, Inc.
	40	8.38%, 05/01/2016	42
		Edison Mission Energy
	15	7.20%, 05/15/2019	15
	25	7.50%, 06/15/2013	26
		Energy Future Holdings
	50	10.88%, 11/01/2017 (I)	53
		Ipalco Enterprises, Inc.
	10	7.25%, 04/01/2016 (I)	10
		Kinder Morgan Finance Co.
	40	5.70%, 01/05/2016	38
		National Power Corp.
	35	7.34%, 08/23/2011 (L)	37
		National Power Corp.
	35	9.88%, 03/16/2010	36
		NRG Energy, Inc.
	50	7.38%, 01/15/2017	52
		TXU Corp.
	20	5.55%, 11/15/2014	16
	10	6.50%, 11/15/2024	8

			408

		Total corporate bonds: non-investment grade (cost $4,958)	$4,849

U.S. GOVERNMENT SECURITIES — 0.3%
		U.S. Treasury Securities — 0.3%
		U.S. Treasury Bonds:
	$50	4.50%, 2036	$50
	80	6.00%, 2026 (S)	95

		Total U.S. government securities (cost $145)	$145

		Total long-term investments (cost $54,737)	$54,322

SHORT-TERM INVESTMENTS — 2.8%
		Foreign Governments — 0.7%
		Bank Negara Monetary Note
MYR	900	3.43%, 06/12/2008 (M)	$284
		Egypt Treasury Bill
EGP	150	7.40%, 10/07/2008 (M)	27
EGP	125	7.50%, 10/07/2008 — 10/21/2008 (M)	22
EGP	75	7.60%, 09/30/2008 (M)	14
		Peru Certif De Deposito
PEN	100	5.75%, 07/03/2008 (M)	35

			382

		Repurchase Agreements — 2.1%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $454, collateralized by FHLMC 5.00%, 2035, value of $463)
	454	1.98% dated 04/30/2008	454
		BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $223, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $227)
	222	2.00% dated 04/30/2008	222
		Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $—, collateralized by U. S. Treasury Note 3.63%, 2009, value of $—)
	—	1.90% dated 04/30/2008	—

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $277, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $282)
$277	2.00% dated 04/30/2008		$277
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $267, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $272)
267	1.96% dated 04/30/2008		267

			1,220

	Total short-term investments (cost $1,600)		$1,602

	Total investments (cost $56,337) (C)	99.3%	$55,924
	Other assets and liabilities	0.7%	388

	Total net assets	100.0%	$56,312

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.80% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $56,340 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,478
Unrealized Depreciation	(1,894)

Net Unrealized Depreciation	$(416)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $2,320, which represents 4.12% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $708 or 1.26% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $19.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
COP	— Colombian Peso
EGP	— Egyptian Pound
EUR	— Euro
IDR	— Indonesian Rupiah
MXP	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian New Sol
UYU	— Uruguayan Peso

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2007	10	Ultrapetrol Bahamas Ltd., 9.00%, 11/24/2014	$10

The aggregate value of these securities at April 30, 2008 was $9 which represents 0.02% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	9	Long	Jun 2008	$(11)
10 Year U.S. Treasury Note	10	Short	Jun 2008	14
U.S. Long Bond	6	Long	Jun 2008	1

				$4

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Brazilian Real (Buy)	$33	$33	06/18/08	$—
Brazilian Real (Sell)	95	93	06/18/08	(2)
British Pound (Buy)	56	55	05/02/08	1
British Pound (Buy)	124	124	05/06/08	—
Colombian Peso (Sell)	5	5	05/23/08	—
Euro (Buy)	23	23	06/18/08	—
Euro (Sell)	34	34	06/18/08	—
Euro (Sell)	64	63	06/18/08	(1)
Indonesian Rupiah (Sell)	10	10	05/23/08	—
Israeli New Shekel (Buy)	29	29	06/18/08	—
Israeli New Shekel (Sell)	29	28	06/18/08	(1)
Malaysian Ringgit (Buy)	66	65	06/18/08	1
Peruvian New Sol (Buy)	9	9	06/18/08	—
Peruvian New Sol (Sell)	9	9	06/18/08	—

				$(2)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 90.7%
	Basic Materials — 16.1%
2,023	Aracruz Celulose S.A. ADR	$163,063
1,199	BHP Billiton Ltd. ADR (G)	96,740
4,887	Cameco Corp.	170,996
11,683	Companhia Vale do Rio Doce ADR	456,572
2,162	Consol Energy, Inc.	175,027
2,919	Freeport-McMoRan Copper & Gold, Inc. (G)	332,070
1,504	Holcim Ltd.	146,728
2,300	Michelin (C.G.D.E.) Class B	208,753
3,665	Praxair, Inc.	334,675
5,078	Teck Cominco Ltd. Class B	220,949
3,288	United States Steel Corp.	506,234
2,500	Uranium One, Inc. (D)	11,543
9,113	Vedanta Resources plc	401,789
3,457	Xstrata plc	269,157

		3,494,296

	Capital Goods — 6.1%
4,200	ABB Ltd. ADR	128,814
5,954	Boeing Co.	505,273
1,786	Caterpillar, Inc.	146,254
4,040	Cummins, Inc.	253,100
1,750	Deere & Co.	147,123
8,000	Hansen Transmissions (D)(G)	34,994
2,000	Ingersoll-Rand Co. Class A (G)	88,760
523	Pall Corp.	18,201

		1,322,519

	Consumer Cyclical — 7.6%
36,752	Buck Holdings L.P. (A)(D)(H)	33,077
60,854	Ford Motor Co. (D)(G)	502,655
1,600	Foster Wheeler Ltd. (D)	101,904
4,092	Liz Claiborne, Inc.	72,381
6,054	Lowe’s Co., Inc.	152,505
7,638	Newell Rubbermaid, Inc.	156,802
7,377	Staples, Inc.	160,070
6,791	TJX Cos., Inc. (G)	218,799
4,322	Wal-Mart Stores, Inc.	250,613

		1,648,806

	Consumer Staples — 2.3%
1,574	Bunge Ltd. Finance Corp. (G)	179,532
4,579	Cosan Ltd. (D)	60,716
3,826	Cosan S.A. Industria E Comercio	67,374
401	Nestle S.A. (G)	191,389

		499,011

	Energy — 10.7%
8,418	Acergy S.A.	206,540
3,171	Chesapeake Energy Corp.	163,956
1,661	EnCana Corp.	134,229
781	EOG Resources, Inc.	101,853
10,577	Halliburton Co.	485,572
988	Hess Corp.	104,936
2,625	OMV AG	197,185
2,520	Petroleo Brasileiro S.A. ADR (G)	306,021
6,169	Seadrill Ltd. (G)	185,809
3,000	Weatherford International Ltd. (D)	242,010
3,383	XTO Energy, Inc.	209,260

		2,337,371

	Finance — 15.8%
4,634	ACE Ltd.	$279,408
7,615	American International Group, Inc. (G)	351,827
201	Augsburg Re AG (A)(D)(H)	—
132,340	Bank of China Ltd.	67,429
12,373	Citigroup, Inc.	312,653
874	Deutsche Boerse AG	127,172
2,923	Eurocastle Investment Ltd.	35,296
3,600	European Capital Ltd.	30,158
1,600	Excel Medical Fund L.P. (A)(D)(H)	1,440
2,287	Federal National Mortgage Association (G)	64,714
1,998	Goldman Sachs Group, Inc.	382,367
262,283	Industrial and Commercial Bank of China	207,101
4,256	Julius Baer Holding Ltd.	312,007
733	Mastercard, Inc. (G)	203,891
1,011	ORIX Corp.	182,929
35,722	Shun Tak Holdings Ltd.	47,662
4,786	Standard Chartered plc	169,112
10,862	UnitedHealth Group, Inc.	354,420
2,066	Visa, Inc. (D)	172,416
6,761	Washington Mutual, Inc. PIPE (A)(H)	74,786
1,000	Wellpoint, Inc. (D)	49,750

		3,426,538

	Health Care — 5.5%
4,378	Amgen, Inc. (D)	183,286
201	AstraZeneca plc	8,413
3,322	Cardinal Health, Inc.	172,977
6,634	Medtronic, Inc.	322,943
17,746	Schering-Plough Corp.	326,708
4,027	Teva Pharmaceutical Industries Ltd. ADR	188,378

		1,202,705

	Services — 3.2%
3,593	Bare Escentuals, Inc. (D)(G)	81,947
1,471	Cadence Design Systems, Inc. (D)	16,377
2,858	Focus Media Holding Ltd. ADR (D)	105,441
25	Harvey Weinstein Master L.P. (A)(D)(H)	16,348
2,803	Monster Worldwide, Inc. (D)(G)	68,207
16,774	News Corp. Class A	300,249
23,379	Shangri-La Asia Ltd.	64,857
1,400	Walt Disney Co. (G)	45,402

		698,828

	Technology — 21.8%
8,529	Altera Corp.	181,506
3,738	Amdocs Ltd. (D)	117,305
1,146	Apple, Inc. (D)	199,260
15,549	Applied Materials, Inc.	290,152
6,450	AT&T, Inc.	249,691
4,925	Broadcom Corp. Class A (D)	127,843
9,569	Cisco Systems, Inc. (D)	245,349
4,000	EMC Corp. (D)(G)	61,600
14,900	General Electric Co.	487,230
782	Google, Inc. (D)	448,922
1,800	Hewlett-Packard Co.	83,430
41,560	Hon Hai Precision Industry Co., Ltd.	240,181
4,325	Intel Corp.	96,272
4,083	International Business Machines Corp.	492,782

The accompanying notes are an integral part of these financial statements.

				Market
Shares				Value (W)

COMMON STOCK — (continued)

		Technology — (continued)
	3,511	McAfee, Inc. (D)		$116,727
	8,765	MTN Group Ltd.		166,561
	7,804	Oracle Corp. (D)		162,707
	1,860	Orascom Telecom Holding SAE GDR (G)		139,120
	3,800	Qualcomm, Inc.		164,122
	4,850	Raytheon Co.		310,256
	1,303	Research In Motion Ltd. (D)		158,496
	8,021	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		90,156
	5,080	Time Warner Telecom, Inc. Class A (D)		99,570

				4,729,238

		Transportation — 0.6%
	1,265	Burlington Northern Santa Fe Corp.		129,756
		Utilities — 1.0%
	4,993	Suntech Power Holdings Co., Ltd. ADR (D)		223,320

		Total common stock (cost $17,415,580)		$19,712,388

WARRANTS — 1.3%
		Basic Materials — 0.6%
	6,598	TATA Steel Ltd. (H)		$133,250
		Utilities — 0.7%
	11,948	Suzlon Energy Acc (H)		151,972

		Total warrants (cost $313,963)		$285,222

PREFERRED STOCK — 0.3%
		Finance — 0.3%
	—	Washington Mutual, Inc. (A)(D)(H)(X)		$58,531

		Total preferred stock (cost $46,300)		$58,531
Principal
Amount (B)

CORPORATE BONDS: INVESTMENT GRADE — 0.5%
		Finance — 0.5%
		Augsburg Re AG
GBP	397	0.00%, 12/31/2049 (A)(H)(X)		$130
		MBIA Insurance Co.
	95,840	14.00%, 01/15/2033 (I)(L)		87,694
		UBS Luxembourg S.A.
	23,500	6.23%, 02/11/2015		23,596

		Total corporate bonds: investment grade (cost $119,908)		$111,420

		Total long-term investments (cost $17,895,751)		$20,167,561
SHORT-TERM INVESTMENTS — 12.6%
		Repurchase Agreements — 6.6%
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $528,512, collateralized by FHLMC 5.00%, 2035, value of $539,053)
	$528,483	1.98% dated 04/30/2008		$528,483
		BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $259,174, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $264,343)
	259,160	2.00% dated 04/30/2008		259,160
		Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $516, collateralized by U. S. Treasury Note 3.63%, 2009, value of $528)
	516	1.90% dated 04/30/2008		516
		Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $322,189, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $328,615)
	322,172	2.00% dated 04/30/2008		322,172
		JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $310,501, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $316,695)
	310,484	1.96% dated 04/30/2008		310,484

				1,420,815

Shares

		Securities Purchased with Proceeds from Security Lending — 6.0%
		Cash Collateral Reinvestment Fund:
	1,307,869	Goldman Sachs FS Prime Obligation/Institutional Fund		1,307,869

		Total short-term investments (cost $2,728,684)		$2,728,684

		Total investments (cost $20,624,435) (C)	105.4%	$22,896,245
		Other assets and liabilities	(5.4)%	(1,174,262)

		Total net assets	100.0%	$21,721,983

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 30.07% of total net assets at April 30, 2008.

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $20,625,250 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,446,779
Unrealized Depreciation	(1,175,784)

Net Unrealized Appreciation	$2,270,995

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $184,312, which represents 0.85% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $87,694, which represents 0.40% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

GBP	— British Pound

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2006	397	Augsburg Re AG, 0.00%, 12/31/2049 - 144A	$739
06/2006	201	Augsburg Re AG - 144A	64
06/2007	36,752	Buck Holdings L.P.	36,791
03/2008	1,600	Excel Medical Fund L.P.	1,600
10/2005	25	Harvey Weinstein Master L.P. - Reg D	23,636
12/2007 – 01/2008	11,948	Suzlon Energy Acc - 144A	212,560
07/2007 – 02/2008	6,598	TATA Steel Ltd. - 144A	101,402
04/2008	—	Washington Mutual, Inc. Preferred Stock	46,300
04/2008	6,761	Washington Mutual, Inc. PIPE - Reg D	59,161

The aggregate value of these securities at April 30, 2008 was $469,534 which represents 2.16% of total net assets.

PIPE — Private Investment in Public Equity

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$7,793	$7,778	05/06/08	$15
Canadian Dollar (Sell)	2,398	2,384	05/02/08	(14)
Euro (Buy)	13,293	13,249	05/05/08	44
Euro (Sell)	926,391	862,341	12/19/08	(64,050)
Swiss Franc (Sell)	3,053	3,053	05/02/08	—
Swiss Franc (Sell)	5,627	5,618	05/05/08	(9)

				$(64,014)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of April 30, 2008

Percentage of
Country	Net Assets

Australia	0.4%

Austria	0.9

Belgium	0.2

Brazil	4.8

Canada	3.2

China	2.8

Egypt	0.6

France	1.0

Germany	0.7

Hong Kong	0.5

India	0.7

Israel	0.9

Japan	0.8

Luxembourg	1.6

Norway	0.9

South Africa	0.8

Switzerland	3.6

Taiwan	1.5

United Kingdom	4.1

United States	62.8

Short-Term Investments	12.6

Other Assets and Liabilities	(5.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.2%
	Basic Materials — 14.7%
14	AK Steel Holding Corp.	$860
133	Alcoa, Inc. #	4,612
13	Aracruz Celulose S.A. ADR	1,077
68	Arcelor	5,976
2	ArcelorMittal	189
10	ArcelorMittal ADR	864
340	Arch Coal, Inc.	19,496
192	Barrick Gold Corp.	7,403
40	BHP Billiton Ltd. ADR (G)	3,226
7,462	Bumi Resources TBK PT	5,375
419	Cameco Corp.	14,669
46	Celanese Corp.	2,065
8	Century Aluminum Co. (D)	575
118	Chemtura Corp.	815
3	Church & Dwight Co., Inc.	158
8	Cleveland-Cliffs, Inc.	1,315
219	Companhia Vale do Rio Doce ADR	8,559
237	Consol Energy, Inc.	19,225
99	Eurasian Natural Resources Corp. (D)	2,361
19	Evraz Group S.A.	2,013
4	FMC Corp.	265
24	Freeport-McMoRan Copper & Gold, Inc.	2,692
8	Holcim Ltd.	785
131	Impala Platinum Holdings Ltd. (Q)	5,297
559	Jarden Corp. (D)	11,908
33	Kinross Gold Corp.	628
279	Makhteshim-Agan Industries Ltd.	2,561
4	Massey Energy Co.	190
424	MMX Mineracao E Metalicos S.A. (D)	14,244
274	Norsk Hydro ASA	4,027
20	Outotec Oyj	1,253
42	Owens-Illinois, Inc. (D)	2,333
9	Potash Corp. of Saskatchewan, Inc.	1,692
282	Rexam plc	2,500
7	Rohm & Haas Co.	362
248	SABMiller plc	5,728
6	Sealed Air Corp.	154
320	Smurfit-Stone Container Corp. (D)	1,740
53	Teck Cominco Ltd. Class B	2,293
6	Terra Industries, Inc. (D)	234
60	Thompson Creek Metals Co., Inc (D)	1,297
144	United States Steel Corp.	22,170
46	Uralkali (D)(I)	2,473
1,213	Uranium One, Inc. (D)	5,599
1,031	USEC, Inc. (D)(G)	4,782
25	Usinas Siderurgicas De Minas Gerais S.A.	1,211
1	Valmont Industries, Inc.	98
148	Vedanta Resources plc	6,541
167	Xstrata plc	13,004
45	Yamana Gold, Inc.	578

		219,472

	Capital Goods — 6.9%
6	ABB Ltd. ADR	185
37	Alliant Techsystems, Inc. (D)	4,091
67	Baker Hughes, Inc.	5,427
249	Boeing Co.	21,103
161	Caterpillar, Inc.	13,207
308	Cummins, Inc.	19,296
84	Deere & Co.	7,059
6	Dril-Quip, Inc. (D)	$343
2	Flowserve Corp.	246
18	FMC Technologies, Inc. (D)	1,203
8	Hexcel Corp. (D)	177
94	Honeywell International, Inc.	5,561
8	Joy Global, Inc.	579
75	Kennametal, Inc.	2,618
365	Pall Corp.	12,701
222	Sandvik Ab (G)	3,379
143	Varian Semiconductor Equipment Associates, Inc. (D)	5,253

		102,428

	Consumer Cyclical — 5.5%
105	Aker Kvaerner	2,650
21	Ariba, Inc. (D)	244
8	Big Lots, Inc. (D)	211
1,405	Buck Holdings L.P. (A)(D)(H)	1,264
1,781	China Communications Construction Co., Ltd.	4,229
3	Costco Wholesale Corp.	205
12	Dick’s Sporting Goods, Inc. (D)	356
3,195	Ford Motor Co. (D)(G)	26,389
17	Foster Wheeler Ltd. (D)	1,089
245	Home Depot, Inc.	7,053
11	Honda Motor Co., Ltd. ADR	359
2	Kohl’s Corp. (D)	121
79	Liz Claiborne, Inc.	1,396
29	Masco Corp.	534
89	MDC Holdings, Inc.	3,892
275	Mitsui & Co., Ltd.	6,469
7	NIKE, Inc. Class B	446
1	Nintendo Co., Ltd.	337
5	Philip Morris International, Inc. (D)	260
37	Staples, Inc.	794
6	Supervalu, Inc.	185
307	TRW Automotive Holdings Corp. (D)	7,842
130	UbiSoft Entertainment S.A. (D)	12,984
7	Under Armour, Inc. Class A (D)(G)	221
13	Wal-Mart Stores, Inc.	767
22	Walter Industries	1,547
2	Zumiez, Inc. (D)(G)	47

		81,891

	Consumer Staples — 4.2%
126	Avon Products, Inc.	4,897
2,904	Chaoda Modern Agriculture	4,176
101	Cosan Ltd. (D)	1,337
237	Dean Foods Co. (D)	5,517
8	Hansen National Corp. (D)(G)	282
171	Imperial Tobacco Group plc	8,195
1	Japan Tobacco, Inc.	4,420
8,132	Marine Harvest (D)(G)	5,337
21	Nestle S.A.	10,008
4	Nestle S.A. ADR	458
155	PepsiCo, Inc.	10,651
205	Unilever N.V. NY Shares ADR	6,876

		62,154

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Energy — 8.8%
169	Aegean Marine Petroleum Network (G)	$6,150
350	Brasil EcoDiesel Industria (D)	1,000
100	Canadian Natural Resources Ltd.	8,495
31	Canadian Oil SandsTrust	1,406
408	Chesapeake Energy Corp.	21,082
23	EnCana Corp.	1,880
39	EOG Resources, Inc.	5,152
98	Exxon Mobil Corp.	9,074
210	Halliburton Co.	9,628
17	Hess Corp.	1,841
1	Lukoil ADR	96
57	Lundin Petroleum Ab (D)	797
148	Newfield Exploration Co. (D)	9,011
88	Noble Energy, Inc.	7,613
107	OAO Gazprom Class S ADR	5,666
373	OAO Rosneft Oil Co. (K)	3,659
78	Petro-Canada	3,888
58	Petrohawk Energy Corp. (D)	1,369
64	Petroleo Brasileiro S.A. ADR	7,739
8	Schlumberger Ltd.	784
55	Seadrill Ltd.	1,651
385	Talisman Energy, Inc.	7,838
96	Total S.A. ADR	8,073
14	Transocean, Inc.	2,029
50	UGI Corp.	1,300
19	Weatherford International Ltd. (D)	1,516
52	XTO Energy, Inc.	3,206

		131,943

	Finance — 15.3%
394	ACE Ltd.	23,734
141	Aetna, Inc.	6,139
52	Affiliated Managers Group, Inc. (D)(G)	5,126
3	Aflac, Inc.	233
390	AMBAC Financial Group, Inc. (G)	1,805
127	American International Group, Inc.	5,876
2	Assurant, Inc.	126
66	Babcock & Brown Air Ltd. (G)	783
166	Banco Bradesco S.A. (G)	3,739
467	Bank of America Corp.	17,543
37	BNP Paribas	3,902
231	Bolsa De Mercadorias e Futuros	2,353
121	Capital One Financial Corp. (G)	6,433
1,126	China Merchants Bank Co., Ltd.	4,701
607	CIT Group, Inc. (G)	6,608
129	Citigroup, Inc.	3,252
53	Deutsche Boerse AG	7,754
6	Discover Financial Services, Inc.	102
9	Eurocastle Investment Ltd.	114
83	Everest Re Group Ltd.	7,468
12	Federal Home Loan Mortgage Corp.	307
239	Federal National Mortgage Association	6,769
27	Franco-Nevada Corp. (D)	473
216	Genesis Lease Ltd.	2,914
299	GLG Partners, Inc. (G)	2,464
44	Goldman Sachs Group, Inc.	8,377
374	Huntington Bancshares, Inc.	3,512
13	ING Groep N.V. ADR	500
4	Invesco Ltd.	113
104	Julius Baer Holding Ltd.	7,610
61	Lehman Brothers Holdings, Inc. (G)	$2,708
5	Liberty Acquisition Holdings Corp. (D)	53
11	Mastercard, Inc. (G)	3,060
336	MGIC Investment Corp. (G)	4,381
63	MSCI, Inc. (D)	1,951
92	National City Corp. (A)(H)	519
167	Oaktree Capital (D)(I)	4,676
29	ORIX Corp.	5,167
128	Outokumpu Oyj	6,038
312	PennantPark Investment Corp.	2,314
124	Platinum Underwriters Holdings Ltd.	4,430
1,197	Royal Bank of Scotland Group plc	8,103
156	Sovereign Bancorp, Inc.	1,165
179	TD Ameritrade Holding Corp. (D)	3,234
184	UBS AG Rights (D)(H)	311
184	UBS AG (D)	6,192
44	UnionBanCal Corp.	2,326
98	UnitedHealth Group, Inc.	3,201
74	Visa, Inc. (D)	6,167
292	Washington Mutual, Inc. PIPE (A)(H)	3,231
60	Washington Mutual, Inc. (G)	739
2	Wellpoint, Inc. (D)	92
794	Western Union Co.	18,262

		229,150

	Health Care — 13.2%
15	Abbott Laboratories	817
314	Alkermes, Inc. (D)(G)	3,905
408	Amgen, Inc. (D)	17,096
92	Amylin Pharmaceuticals, Inc. (D)(G)	2,547
6	Arena Pharmaceuticals, Inc. (D)	36
51	Astellas Pharma, Inc.	2,083
69	AstraZeneca plc	2,906
3	Auxilium Pharmaceuticals, Inc. (D)	89
60	Becton, Dickinson & Co.	5,400
62	Bristol-Myers Squibb Co.	1,351
10	Cardinal Health, Inc.	535
177	Cephalon, Inc. (D)(G)	11,077
3	Charles River Laboratories International, Inc. (D)	191
84	Cie Generale d’Optique Essilor International S.A. (D)	5,186
213	Cooper Co., Inc.	7,438
56	Covidien Ltd.	2,605
4	Eisai Co., Ltd.	140
135	Elan Corp. plc ADR (D)	3,555
69	Eli Lilly & Co.	3,309
3	Gilead Sciences, Inc. (D)	159
210	HealthSouth Corp. (D)(G)	4,124
2	ImClone Systems, Inc. (D)	98
232	Impax Laboratories, Inc. (D)	2,145
1	Intuitive Surgical, Inc. (D)	260
384	McKesson Corp.	20,038
74	Medtronic, Inc.	3,591
12	Mindray Medical International Ltd.	400
2	Monsanto Co.	281
42	Novavax, Inc. (D)	100
353	Pharmaceutical Product Development, Inc.	14,601
4	Psychiatric Solutions, Inc. (D)	153
68	Sanofi-Aventis S.A.	5,216
891	Schering-Plough Corp.	16,408

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
594	Shionogi & Co., Ltd.	$11,474
327	St. Jude Medical, Inc. (D)	14,338
99	Teva Pharmaceutical Industries Ltd. ADR	4,630
4	UCB S.A. (G)	182
22	Walgreen Co.	763
344	Wyeth	15,277
171	Zimmer Holdings, Inc. (D)	12,704

		197,208

	Services — 6.5%
18	Accenture Ltd. Class A	669
242	Apollo Group, Inc. Class A (D)	12,341
18	Automatic Data Processing, Inc.	817
169	Bare Escentuals, Inc. (D)(G)	3,848
404	BearingPoint, Inc. (D)	748
115	CACI International, Inc. Class A (D)	5,769
491	Comcast Corp. Class A	10,082
689	Comcast Corp. Special Class A	13,952
163	Corrections Corp. of America (D)	4,151
3	DreamWorks Animation SKG, Inc. (D)	84
116	FedEx Corp.	11,083
7	Fluor Corp.	1,124
363	Focus Media Holding Ltd. ADR (D)	13,407
2	ITT Educational Services, Inc. (D)	157
3	Live Nation, Inc. (D)	40
6	Monster Worldwide, Inc. (D)	156
187	News Corp. Class A	3,338
7	Nice Systems Ltd. (D)	228
144	Orascom Hotels & Development (D)	2,272
254	R.H. Donnelley Corp. (D)(G)	1,216
4	Republic Services, Inc.	132
1,329	Shangri-La Asia Ltd.	3,686
94	United Parcel Service, Inc. Class B	6,841
17	Walt Disney Co.	538
15	Waste Management, Inc.	541
17	XM Satellite Radio Holdings, Inc. Class A (D)	190

		97,410

	Technology — 17.5%
187	ABB Ltd.	5,692
7	Altera Corp.	155
11	Apple, Inc. (D)	1,910
26	Applied Materials, Inc.	479
140	Arrow Electronics, Inc. (D)	3,807
143	ASML Holding N.V.	4,062
3	ASML Holding N.V. ADR	89
19	AT&T, Inc.	725
343	BMC Software, Inc. (D)	11,930
80	Canon, Inc.	4,007
7	Ciena Corp. (D)	237
477	Cisco Systems, Inc. (D)	12,223
8	CMGI, Inc. (D)	110
5	Concur Technologies, Inc. (D)	164
279	Corning, Inc.	7,460
3	Ctrip.Com International Ltd.	188
59	Danaher Corp.	4,619
2	Electronic Arts, Inc. (D)	91
61	Emerson Electric Co.	3,177
6	Equinix, Inc. (D)	533
164	Fairchild Semiconductor International, Inc. (D)	2,141
524	Flextronics International Ltd. (D)	$5,447
388	FLIR Systems, Inc. (D)	13,321
33	Foxconn International Holdings Ltd. (D)	51
180	General Electric Co.	5,902
6	Google, Inc. (D)	3,454
12	Hologic, Inc. (D)	346
50	International Business Machines Corp.	5,999
1	Itron, Inc. (D)	130
435	JDS Uniphase Corp. (D)(G)	6,225
102	Koninklijke Philips Electronics N.V.	3,836
207	Lam Research Corp. (D)	8,447
2	Leap Wireless International, Inc. (D)	91
135	Lockheed Martin Corp.	14,330
7	Maxim Integrated Products, Inc.	152
370	McAfee, Inc. (D)	12,305
2	MEMC Electronic Materials, Inc. (D)	96
19	Metropcs Communications, Inc. (D)	380
626	Microsoft Corp.	17,859
110	Mine Safety Appliances Co. (G)	4,101
177	MTN Group Ltd.	3,355
18	NetApp, Inc. (D)	436
5	Nokia Corp.	147
146	Nokia Oyj	4,387
7	Nuance Communications, Inc. (D)	144
106	Orascom Telecom Holding SAE GDR	7,921
679	Qualcomm, Inc.	29,339
291	Raytheon Co.	18,596
21	Red Hat, Inc. (D)	436
19	Research In Motion Ltd. (D)(U)	2,319
4	Rockwell Collins, Inc.	222
59	Solar Cayman Ltd. (A)(D)(H)	785
234	Telefonaktiebolaget LM Ericsson ADR (G)	5,895
6	THQ, Inc. (D)	117
370	VeriSign, Inc. (D)	13,322
310	Virgin Media, Inc. (G)	4,002
1,319	Vodafone Group plc	4,173

		261,867

	Transportation — 1.9%
218	All America Latina Logistica S.A.	2,846
340	British Airways plc (D)	1,517
13	Burlington Northern Santa Fe Corp.	1,313
26	CSX Corp.	1,637
529	Delta Air Lines, Inc. (D)(G)	4,505
91	Grupo Aeroportuario Del ADR	1,977
965	Northwest Airlines Corp. (D)	9,318
86	Ryanair Holdings plc ADR (D)	2,323
276	US Airways Group, Inc. (D)	2,370

		27,806

	Utilities — 0.7%
63	Exelon Corp.	5,385
104	Progress Energy, Inc.	4,375
6	Sunpower Corp. (D)(G)	481
12	Suntech Power Holdings Co., Ltd. ADR (D)	551

		10,792

	Total common stock (cost $1,444,444)	$1,422,121

The accompanying notes are an integral part of these financial statements.

The Hartford Capital Appreciation II Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
WARRANTS — 0.2%
	Basic Materials — 0.1%
71	TATA Steel Ltd. (H)		$1,443
	Finance — 0.1%
479	GLG Partners, Inc.		1,078

	Total warrants (cost $2,807)		$2,521

EXCHANGE TRADED FUNDS — 0.1%
	Finance — 0.1%
12	iShares Russell 3000 Index		$927

	Total exchange traded funds (cost $928)		$927

PREFERRED STOCK — 0.5%
	Finance — 0.5%
—	National City Corp. (A)(D)(H)(X)		$4,423
124	Thornburg Mortgage, Inc. (X)		596
—	Washington Mutual, Inc. (A)(D)(H)(X)		2,528

	Total preferred stock (cost $8,886)		$7,547

	Total long-term investments (cost $1,457,065)		$1,433,116

Principal
Amount

SHORT-TERM INVESTMENTS — 10.5%
	Repurchase Agreements — 3.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $18,994, collateralized by FHLMC 5.00%, 2035, value of $19,372)
$18,992	1.98% dated 04/30/2008		$18,992
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $9,314, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $9,500)
9,314	2.00% dated 04/30/2008		9,314
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $19, collateralized by U.S. Treasury Note 3.63%, 2009, value of $19)
19	1.90% dated 04/30/2008		19
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $11,579, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $11,810)
11,578	2.00% dated 04/30/2008		11,578
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $11,159, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $11,381)
11,158	1.96% dated 04/30/2008		11,158

			51,061

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 7.1%
	Cash Collateral Reinvestment Fund:
106,539	Goldman Sachs FS Prime Obligation/Institutional Fund		$106,539

	Total short-term investments (cost $157,600)		$157,600

	Total investments (cost $1,614,665) (C)	106.5%	$1,590,716
	Other assets and liabilities	(6.5)%	(96,431)

	Total net assets	100.0%	$1,494,285

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.04% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $1,619,256 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$104,621
Unrealized Depreciation	(133,161)

Net Unrealized Depreciation	$(28,540)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008 was $12,750, which represents 0.85% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008 was $7,149, which represents 0.48% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $3,659 or 0.24% of net assets.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $273.

(X)	Convertible security.

The accompanying notes are an integral part of these financial statements.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	1,405	Buck Holdings L.P.	$1,406
04/2008	92	National City Corp.	458
04/2008	—	National City Corp. Preferred Stock	3,900
03/2007	59	Solar Cayman Ltd.	878
07/2007 – 12/2007	71	TATA Steel Ltd. - 144A	1,081
12/2006 – 04/2008	184	UBS AG Rights	—
04/2008	—	Washington Mutual, Inc. Preferred Stock	2,000
04/2008	292	Washington Mutual, Inc. PIPE - Reg D	2,556

The aggregate value of these securities at April 30, 2008 was $14,504, which represents 0.97% of total net assets.

(U)	At April 30, 2008, securities valued at $117 were designated to cover open call options written as follows (see Note 3h to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Research in Motion Ltd.	9	$130.00	Jun, 2008	$5	$4

				$5	$4

* The number of contracts does not omit 000’s.

PIPE — Private Investment in Public Equity

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$448	$449	05/01/08	$(1)
British Pound (Buy)	200	198	05/02/08	2
British Pound (Buy)	625	624	05/06/08	1
British Pound (Sell)	8,292	8,212	07/31/08	(80)
Canadian Dollar (Buy)	6	6	05/05/08	—
Euro (Buy)	408	407	05/05/08	1
Euro (Sell)	17	17	05/05/08	—
Japanese Yen (Sell)	396	395	05/01/08	(1)
Japanese Yen (Buy)	67	67	05/02/08	—
South African Rand (Buy)	273	268	05/05/08	5
Swiss Franc (Sell)	233	233	05/02/08	—
Swiss Franc (Sell)	68	68	05/05/08	—

				$(73)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of April 30, 2008

Percentage of
Country	Net Assets
Australia	0.2%

Brazil	3.0

Canada	4.0

China	1.6

Egypt	0.7

Finland	0.8

France	2.4

Germany	0.5

Hong Kong	0.5

Indonesia	0.4

Ireland	0.6

Israel	0.5

Japan	2.3

Luxembourg	0.7

Mexico	0.1

Netherlands	1.0

Norway	0.9

Russia	0.8

South Africa	0.6

Sweden	0.7

Switzerland	2.1

United Kingdom	3.7

United States	67.9

Short-Term Investments	10.5

Other Assets and Liabilities	(6.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Checks and Balances Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 98.2%
EQUITY FUNDS — 65.5%
5,745	The Hartford Capital Appreciation Fund, Class Y		$240,711
11,719	The Hartford Dividend and Growth Fund, Class Y		240,711

	Total equity funds (cost $492,646)		$481,422

FIXED INCOME FUNDS — 32.7%
22,722	The Hartford Total Return Bond Fund, Class Y		$239,943

	Total fixed income funds (cost $240,419)		$239,943

	Total investments in affiliated investment companies (cost $733,065)		$721,365

	Total investments (cost $733,065) (C)	98.2%	$721,365
	Other assets and liabilities	1.8%	13,174

	Total net assets	100.0%	$734,539

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $733,065 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$—
Unrealized Depreciation	(11,700)

Net Unrealized Appreciation	$(11,700)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Conservative Allocation Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.3%
EQUITY FUNDS — 39.8%
656	The Hartford Capital Appreciation Fund, Class Y		$27,506
261	The Hartford Capital Appreciation II Fund, Class Y		3,592
772	The Hartford Disciplined Equity Fund, Class Y		10,610
1,247	The Hartford Equity Income Fund, Class Y		16,945
343	The Hartford Global Growth Fund, Class Y		6,984
133	The Hartford Growth Fund, Class Y		2,399
264	The Hartford International Opportunities Fund, Class Y		4,645
366	The Hartford International Small Company Fund, Class Y		5,164
237	The Hartford Select MidCap Value Fund, Class Y		2,275
478	The Hartford Select SmallCap Value Fund, Class Y		4,413
175	The Hartford Value Opportunities Fund, Class Y		2,261

	Total equity funds (cost $87,150)		$86,794

FIXED INCOME FUNDS — 58.4%
1,424	The Hartford Floating Rate Fund, Class Y		$12,973
286	The Hartford High Yield Fund, Class Y		2,132
2,596	The Hartford Income Fund, Class Y		25,575
2,288	The Hartford Inflation Plus Fund, Class Y		25,673
3,169	The Hartford Short Duration Fund, Class Y		30,234
823	The Hartford Strategic Income Fund, Class Y		7,816
2,170	The Hartford Total Return Bond Fund, Class Y		22,913

	Total fixed income funds (cost $129,616)		$127,316

MONEY MARKET FUNDS — 1.1%
2,368	The Hartford Money Market Fund, Class Y		$2,368

	Total money market funds (cost $2,368)		$2,368

	Total investments in affiliated investment companies (cost $219,134)		$216,478

EXCHANGE TRADED FUNDS — 0.4%
6	DJ Wilshire REIT ETF		$445
9	SPDR DJ Wilshire International Real Estate ETF		484

	Total investments in exchange traded funds (cost $897)		$929

	Total investments (cost $220,031) (C)	99.7%	$217,407
	Other assets and liabilities	0.3%	626

	Total net assets	100.0%	$218,033

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $220,461 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,234
Unrealized Depreciation	(6,288)

Net Unrealized Depreciation	$(3,054)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Disciplined Equity Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.0%
	Basic Materials — 2.8%
9	Freeport-McMoRan Copper & Gold, Inc. (G)	$1,001
43	Kimberly-Clark Corp.	2,752
33	Owens-Illinois, Inc. (D)	1,820
16	United States Steel Corp. (U)	2,480

		8,053

	Capital Goods — 4.4%
17	Deere & Co.	1,387
42	Northrop Grumman Corp.	3,075
71	Parker-Hannifin Corp.	5,641
191	Xerox Corp.	2,666

		12,769

	Consumer Cyclical — 10.8%
19	Abercrombie & Fitch Co. Class A	1,448
76	Altria Group, Inc.	1,514
39	BJ’s Wholesale Club, Inc. (D)(G)	1,468
26	Costco Wholesale Corp.	1,852
215	Gap, Inc.	4,001
89	Ingram Micro, Inc. (D)	1,516
73	Kroger Co.	1,981
21	Mosaic Co. (D)	2,524
73	Newell Rubbermaid, Inc.	1,490
73	NIKE, Inc. Class B	4,843
76	Philip Morris International, Inc. (D)	3,863
46	TJX Cos., Inc.	1,495
54	Wal-Mart Stores, Inc.	3,137

		31,132

	Consumer Staples — 4.8%
38	Bunge Ltd. Finance Corp. (U)	4,335
37	Hormel Foods Corp.	1,454
47	PepsiCo, Inc.	3,187
90	Reynolds American, Inc.	4,863

		13,839

	Energy — 11.9%
34	Chevron Corp.	3,288
70	ConocoPhillips Holding Co.	6,056
47	Exxon Mobil Corp.	4,328
45	Halliburton Co.	2,062
46	Hess Corp. (U)	4,843
106	Marathon Oil Corp.	4,812
109	Occidental Petroleum Corp.	9,053

		34,442

	Finance — 21.6%
98	ACE Ltd.	5,920
90	Aetna, Inc.	3,928
77	Allied World Assurance Holdings Ltd.	3,191
101	Assurant, Inc.	6,565
100	Axis Capital Holdings Ltd.	3,388
157	Bank of America Corp.	5,875
16	Blackrock, Inc. (G)	3,128
16	Capital One Financial Corp.	832
66	Everest Re Group Ltd.	5,999
34	Goldman Sachs Group, Inc.	6,526
37	Lehman Brothers Holdings, Inc. (G)	1,646
58	State Street Corp.	4,170
113	UnitedHealth Group, Inc.	3,697
65	Unum Group	1,509
21	Visa, Inc. (D)	1,769
58	Washington Mutual, Inc. PIPE (A)(H)	646
27	Wellpoint, Inc. (D)	1,348
107	Western Union Co.	2,461

		62,598

	Health Care — 12.1%
27	Abbott Laboratories	1,408
33	Amgen, Inc. (D)	1,373
58	Amylin Pharmaceuticals, Inc. (D)(G)	1,611
181	Bristol-Myers Squibb Co.	3,979
31	Cephalon, Inc. (D)(G)	1,953
27	Coventry Health Care, Inc. (D)	1,194
111	Eli Lilly & Co.	5,334
129	Forest Laboratories, Inc. (D)	4,485
18	Gilead Sciences, Inc. (D)	906
101	McKesson Corp.	5,275
204	Schering-Plough Corp.	3,746
50	Watson Pharmaceuticals, Inc. (D)	1,536
18	Wyeth	783
18	Zimmer Holdings, Inc. (D)	1,365

		34,948

	Services — 7.1%
73	Accenture Ltd. Class A	2,737
23	Apollo Group, Inc. Class A (D)	1,145
84	Autodesk, Inc. (D)	3,177
117	DirecTV Group, Inc. (D)	2,873
59	DISH Network Corp. (D)	1,746
47	Expedia, Inc. (D)	1,180
38	Manpower, Inc.	2,538
46	Viacom, Inc. Class B (D)	1,768
104	Walt Disney Co.	3,363

		20,527

	Technology — 18.8%
167	Applied Materials, Inc.	3,122
184	AT&T, Inc.	7,116
83	BMC Software, Inc. (D)	2,878
53	CenturyTel, Inc.	1,713
36	Danaher Corp.	2,809
165	Hewlett-Packard Co.	7,638
45	Intel Corp.	1,006
12	International Business Machines Corp.	1,424
118	Lam Research Corp. (D)	4,803
63	Lockheed Martin Corp.	6,702
198	Microsoft Corp.	5,655
81	NetApp, Inc. (D)(U)	1,948
219	Oracle Corp. (D)	4,556
50	Qualcomm, Inc.	2,164
14	Raytheon Co.	864

		54,398

	Utilities — 4.7%
90	Duke Energy Corp.	1,644
22	Entergy Corp.	2,550
23	Exelon Corp.	1,966
30	FirstEnergy Corp.	2,254

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
COMMON STOCK — (continued)
	Utilities — (continued)
53	FPL Group, Inc.		$3,513
37	Public Service Enterprise Group, Inc.		1,625

			13,552

	Total common stock (cost $275,298)		$286,258

PREFERRED STOCK — 0.2%
	Finance — 0.2%
—	Washington Mutual, Inc. (A)(D)(H)(X)		$505

	Total preferred stock (cost $400)		$505

	Total long-term investments (cost $275,698)		$286,763

Principal
Amount

SHORT-TERM INVESTMENTS — 4.0%
	Repurchase Agreements — 0.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $238, collateralized by FHLMC 5.00%, 2035, value of $242)
$238	1.98% dated 04/30/2008		$238
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $117, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $119)
116	2.00% dated 04/30/2008		116
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $—, collateralized by U. S. Treasury Note 3.63%, 2009, value of $—)
—	1.90% dated 04/30/2008		—
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $145, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $148)
145	2.00% dated 04/30/2008		145
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $140, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $142)
140	1.96% dated 04/30/2008		140

			639

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 3.8%
	Cash Collateral Reinvestment Fund:
11,118	Goldman Sachs FS Prime Obligation/Institutional Fund		$11,118

	Total short-term investments (cost $11,757)		$11,757

	Total investments (cost $287,455) (C)	103.2%	$298,520
	Other assets and liabilities	(3.2)%	(9,289)

	Total net assets	100.0%	$289,231

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $287,654 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,197
Unrealized Depreciation	(21,331)

Net Unrealized Appreciation	$10,866

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $1,151, which represents 0.40% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	—	Washington Mutual, Inc. Preferred Stock	$400
04/2008	58	Washington Mutual, Inc. PIPE - Reg D	511

The aggregate value of these securities at April 30, 2008 was $1,151 which represents 0.40% of total net assets.

PIPE — Private Investment in Public Equity

The accompanying notes are an integral part of these financial statements.

The Hartford Disciplined Equity Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(U)	At April 30, 2008, securities valued at $2,349 were designated to cover open call options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Bunge Ltd.	49	$135.00	May, 2008	$2	$11
Hess Corp.	55	115.00	May, 2008	7	12
NetApp, Inc.	158	25.00	May, 2008	8	6
United States Steel Corp.	40	165.00	May, 2008	9	14

				$26	$43

* The number of contracts does not omit 000’s.

At April 30, 2008, cash at $874 was designated to cover open put options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Lehman Brothers Holdings	36	$35.00	May, 2008	$1	$7

				$1	$7

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Dividend and Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.3%
	Basic Materials — 7.3%
110	AbitibiBowater, Inc. (G)	$1,091
683	Agrium, Inc.	53,941
587	Alcoa, Inc.	20,409
536	Barrick Gold Corp.	20,700
463	Dow Chemical Co.	18,577
1,023	E.I. DuPont de Nemours & Co.	50,028
1,458	International Paper Co.	38,145
535	Kimberly-Clark Corp.	34,235
685	Pentair, Inc.	25,218
617	Rhodia S.A. (D)	12,847
613	Rohm & Haas Co. (G)	32,760

		307,951

	Capital Goods — 3.7%
870	Deere & Co.	73,174
394	Illinois Tool Works, Inc.	20,592
136	Parker-Hannifin Corp.	10,852
799	Spirit Aerosystems Holdings, Inc. (D)	23,310
2,093	Xerox Corp.	29,242

		157,170

	Consumer Cyclical — 7.2%
1,396	Altria Group, Inc.	27,924
447	Avery Dennison Corp. (G)	21,560
1,129	Honda Motor Co., Ltd. ADR	35,858
687	Limited Brands, Inc.	12,729
1,009	Masco Corp. (G)	18,366
146	McDonald’s Corp.	8,699
880	SABMiller plc (G)	20,345
1,562	Staples, Inc.	33,891
1,336	Sysco Corp. (G)	40,848
1,398	Wal-Mart Stores, Inc.	81,039

		301,259

	Consumer Staples — 4.8%
176	Bunge Ltd. Finance Corp. (G)	20,046
517	Kraft Foods, Inc.	16,343
461	Nestle S.A. ADR	55,018
671	PepsiCo, Inc.	45,984
742	Procter & Gamble Co.	49,759
396	Unilever N.V. NY Shares ADR	13,275

		200,425

	Energy — 18.0%
904	Anadarko Petroleum Corp.	60,190
211	BP plc ADR	15,322
1,729	Chevron Corp.	166,253
466	ConocoPhillips Holding Co.	40,137
860	EnCana Corp.	69,514
1,545	Exxon Mobil Corp.	143,795
927	Marathon Oil Corp.	42,248
476	Schlumberger Ltd.	47,882
1,291	Total S.A. ADR (G)	108,444
1,068	XTO Energy, Inc.	66,074

		759,859

	Finance — 13.2%
684	ACE Ltd.	41,214
946	Allstate Corp.	47,656
903	American International Group, Inc.	41,700
2,431	Bank of America Corp.	91,246
647	Capital One Financial Corp. (G)	34,270
1,868	Citigroup, Inc.	47,197
1,055	Federal Home Loan Mortgage Corp. (G)	26,287
711	ING Groep N.V. ADR (G)	27,007
502	MBIA, Inc.	5,223
397	PNC Financial Services Group, Inc.	27,525
408	Prudential Financial, Inc.	30,897
609	State Street Corp.	43,903
662	Synovus Financial Corp. (G)	7,836
1,040	UBS AG Rights (D)(H)	1,756
1,040	UBS AG Rights (D)(G)	34,924
701	US Bancorp	23,764
813	Wachovia Corp. (G)	23,690

		556,095

	Health Care — 10.6%
1,312	Abbott Laboratories	69,192
991	AstraZeneca plc ADR (G)	41,611
1,629	Bristol-Myers Squibb Co.	35,798
1,707	Eli Lilly & Co.	82,165
1,283	Medtronic, Inc.	62,442
744	Sanofi-Aventis S.A. ADR	28,692
2,629	Schering-Plough Corp.	48,407
404	Teva Pharmaceutical Industries Ltd. ADR (G)	18,899
528	Walgreen Co.	18,387
953	Wyeth	42,398

		447,991

	Services — 8.1%
1,010	Accenture Ltd. Class A	37,926
831	Automatic Data Processing, Inc.	36,730
1,731	Comcast Corp. Class A	35,575
756	Comcast Corp. Special Class A	15,301
602	FedEx Corp.	57,723
95	McGraw-Hill Cos., Inc.	3,901
820	New York Times Co. Class A (G)	15,986
1,407	Time Warner, Inc.	20,890
213	United Parcel Service, Inc. Class B	15,387
598	Viacom, Inc. Class B (D)	22,978
1,060	Walt Disney Co.	34,360
1,199	Waste Management, Inc.	43,273

		340,030

	Technology — 15.6%
1,573	Applied Materials, Inc.	29,354
1,145	ASML Holding N.V. ADR (G)	32,468
4,584	AT&T, Inc.	177,443
3,415	General Electric Co.	111,671
930	Intel Corp.	20,702
922	International Business Machines Corp.	111,237
469	Lockheed Martin Corp.	49,712
1,200	Maxim Integrated Products, Inc.	25,234
1,283	Microsoft Corp.	36,591
264	Qualcomm, Inc.	11,415
320	Total System Services, Inc. (G)	7,622
1,116	Verizon Communications, Inc.	42,941

		656,390

The accompanying notes are an integral part of these financial statements.

The Hartford Dividend and Growth Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Transportation — 1.2%
718	Royal Caribbean Cruises Ltd. (G)		$22,917
2,177	Southwest Airlines Co. (G)		28,826

			51,743

	Utilities — 5.6%
1,357	Dominion Resources, Inc.		58,893
937	Exelon Corp.		80,118
880	FPL Group, Inc.		58,342
522	PG&E Corp.		20,872
273	Veolia Environment ADR		19,779

			238,004

	Total common stock (cost $3,519,738)		$4,016,917
PREFERRED STOCK — 0.2%
	Finance — 0.2%
—	Washington Mutual, Inc. with Warrants (D)(A)(H)(X)		$10,493

	Total preferred stock (cost $8,300)		$10,493

	Total long-term investments (cost $3,528,038)		$4,027,410

Principal
Amount

SHORT-TERM INVESTMENTS — 12.1%
	Repurchase Agreements — 4.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $62,313, collateralized by FHLMC 5.00%, 2035, value of $63,556)
$62,310	1.98% dated 04/30/2008		$62,310
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $30,558, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $31,167)
30,556	2.00% dated 04/30/2008		30,556
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $61, collateralized by U. S. Treasury Note 3.63%, 2009, value of $62)
61	1.90% dated 04/30/2008		61
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $37,987, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $38,745)
37,985	2.00% dated 04/30/2008		37,985
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $36,609, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $37,339)
36,607	1.96% dated 04/30/2008		36,607

			167,519

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 8.1%
	Cash Collateral Reinvestment Fund:
342,027	Goldman Sachs FS Prime Obligation/Institutional Fund		$342,027

	Total short-term investments (cost $509,546)		$509,546

	Total investments (cost $4,037,584) (C)	107.6%	$4,536,956
	Other assets and liabilities	(7.6)%	(320,045)

	Total net assets	100.0%	$4,216,911

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.50% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $4,040,244 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$730,046
Unrealized Depreciation	(233,334)

Net Unrealized Appreciation	$496,712

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $10,493, which represents 0.25% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(X)	Convertible security.

(G)	Security is partially on loan at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
01/2004 – 01/2008	1,040	UBS AG Rights	$—
04/2008	—	Washington Mutual, Inc. Preferred Stock	8,300

The aggregate value of these securities at April 30, 2008 was $12,249 which represents 0.29% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Equity Growth Allocation Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.1%
EQUITY FUNDS — 99.1%
1,582	The Hartford Capital Appreciation Fund, Class Y		$66,278
114	The Hartford Capital Appreciation II Fund, Class Y		1,570
1,523	The Hartford Disciplined Equity Fund, Class Y		20,921
96	The Hartford Dividend and Growth Fund, Class Y		1,963
883	The Hartford Equity Income Fund, Class Y		11,996
979	The Hartford Global Growth Fund, Class Y		19,955
189	The Hartford Growth Fund, Class Y		3,421
588	The Hartford Growth Opportunities Fund, Class Y		17,673
1,010	The Hartford International Opportunities Fund, Class Y		17,744
1,335	The Hartford International Small Company Fund, Class Y		18,806
1,318	The Hartford Select MidCap Value Fund, Class Y		12,622
2,319	The Hartford Select SmallCap Value Fund, Class Y		21,400
772	The Hartford Small Company Fund, Class Y		15,525
183	The Hartford Stock Fund, Class Y		4,085
4,156	The Hartford Value Fund, Class Y		51,534

	Total investments in affiliated investment companies (cost $287,682)		$285,493

EXCHANGE TRADED FUNDS — 0.8%
43	SPDR DJ Wilshire International Real Estate ETF		$2,398

	Total investments in exchange traded funds (cost $2,330)		$2,398

	Total investments (cost $290,012) (C)	99.9%	$287,891
	Other assets and liabilities	0.1%	197

	Total net assets	100.0%	$288,088

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $290,012 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,075
Unrealized Depreciation	(10,196)

Net Unrealized Depreciation	$(2,121)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Equity Income Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.5%
	Basic Materials — 7.5%
150	Air Products and Chemicals, Inc.	$14,715
333	Dow Chemical Co.	13,379
225	E.I. DuPont de Nemours & Co.	10,990
330	International Paper Co.	8,628
275	Kimberly-Clark Corp.	17,606
118	PPG Industries, Inc.	7,237

		72,555

	Capital Goods — 0.9%
110	3M Co.	8,482
	Consumer Cyclical — 5.8%
488	Altria Group, Inc.	9,762
267	Genuine Parts Co.	11,354
136	McDonald’s Corp.	8,115
356	Philip Morris International, Inc. (D)	18,146
241	Supervalu, Inc.	7,977

		55,354

	Consumer Staples — 7.4%
138	Colgate-Palmolive Co.	9,735
372	ConAgra Foods, Inc.	8,762
98	Diageo plc ADR	8,059
219	General Mills, Inc.	13,254
13	Kellogg Co.	678
76	Nestle S.A. ADR	9,078
179	PepsiCo, Inc.	12,253
292	Unilever N.V. NY Shares ADR	9,777

		71,596

	Energy — 18.4%
287	BP plc ADR	20,862
545	Chevron Corp.	52,411
293	ConocoPhillips Holding Co.	25,230
546	Exxon Mobil Corp.	50,809
95	Royal Dutch Shell plc ADR	7,605
239	Total S.A. ADR (G)	20,084

		177,001

	Finance — 23.6%
180	ACE Ltd.	10,853
389	Allstate Corp.	19,570
818	Bank of America Corp.	30,701
352	Bank of New York Mellon Corp.	15,329
306	Chubb Corp.	16,217
593	Citigroup, Inc.	14,988
785	Host Hotels & Resorts, Inc. (G)	13,497
569	JP Morgan Chase & Co.	27,132
443	Lloyd’s TSB Group plc ADR (G)	15,168
23	M&T Bank Corp. (G)	2,182
187	Morgan Stanley	9,078
266	PNC Financial Services Group, Inc.	18,470
814	US Bancorp	27,579
216	Wells Fargo & Co.	6,413

		227,177

	Health Care — 8.3%
248	Abbott Laboratories	13,103
223	Baxter International, Inc.	13,920
505	Bristol-Myers Squibb Co.	11,086
248	Eli Lilly & Co.	11,929
171	GlaxoSmithKline plc ADR	7,561
617	Pfizer, Inc.	12,412
233	Wyeth	10,342

		80,353

	Services — 0.9%
251	Waste Management, Inc.	9,065
	Technology — 12.2%
859	AT&T, Inc.	33,235
1,242	General Electric Co.	40,617
729	Intel Corp.	16,219
113	Schneider Electric S.A.	13,703
370	Verizon Communications, Inc.	14,248

		118,022

	Utilities — 11.5%
270	American Electric Power Co., Inc.	12,068
408	Consolidated Edison, Inc. (G)	16,985
466	Dominion Resources, Inc.	20,215
105	Entergy Corp.	12,014
117	Exelon Corp.	9,976
444	FPL Group, Inc.	29,436
155	SCANA Corp.	6,120
103	Southern Co. (G)	3,816

		110,630

	Total common stock (cost $857,492)	$930,235

Principal
Amount

SHORT-TERM INVESTMENTS — 4.6%
	Repurchase Agreements — 2.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $10,053, collateralized by FHLMC 5.00%, 2035, value of $10,253)
$10,052	1.98% dated 04/30/2008	$10,052
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,930, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $5,028)
4,929	2.00% dated 04/30/2008	4,929
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $10, collateralized by U. S. Treasury Note 3.63%, 2009, value of $10)
10	1.90% dated 04/30/2008	10
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $6,128, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $6,251)
6,128	2.00% dated 04/30/2008	6,128

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $5,906, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $6,024)
$5,906	1.96% dated 04/30/2008		$5,906

			27,025

	Securities Purchased with Proceeds from Security Lending — 1.8%
	Cash Collateral Reinvestment Fund:
$17,370	Goldman Sachs FS Prime Obligation/Institutional Fund		17,370

	Total short-term investments (cost $44,395)		$44,395

	Total investments (cost $901,887) (C)	101.1%	$974,630
	Other assets and liabilities	(1.1)%	(10,395)

	Total net assets	100.0%	$964,235

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.60% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $901,949 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$110,399
Unrealized Depreciation	(37,718)

Net Unrealized Appreciation	$72,681

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.7%
	Finance — 0.7%
	Bayview Financial Acquisition Trust
$2,600	5.04%, 05/28/2037 (H)(L)	$910
	Goldman Sachs Mortgage Securities Corp.
17,001	4.24%, 02/01/2009 (H)(L)	16,066
	Helios Finance L.P.
5,000	4.89%, 10/20/2014 (H)(L)	3,141
	Structured Asset Securities Corp.
4,453	5.39%, 02/25/2037 (H)(L)	487
	Wells Fargo Home Equity Trust
4,363	5.15%, 03/25/2037 (H)(L)	443

	Total asset & commercial mortgage backed securities (cost $33,150)	$21,047

CORPORATE BONDS: NON-INVESTMENT GRADE — 4.3%
	Basic Materials — 0.9%
	Berry Plastics Holding Co.
$2,000	8.88%, 09/15/2014 #	$1,870
	Bowater, Inc.
5,000	5.80%, 03/15/2010 (L)#	3,375
	Freeport-McMoRan Copper & Gold, Inc.
6,000	5.88%, 04/01/2015 (L)	6,060
	Georgia-Pacific Corp.
2,115	7.00%, 01/15/2015 (I)	2,094
	Graham Packaging Co., Inc.
2,000	8.50%, 10/15/2012	1,960
	New Page Corp.
3,350	10.00%, 05/01/2012 (I)	3,576
	Norske Skog Canada Ltd.
7,750	8.63%, 06/15/2011 #	6,646

		25,581

	Consumer Cyclical — 0.5%
	Aramark Corp.
4,915	5.00%, 06/01/2012 #	4,423
	AutoNation, Inc.
1,490	4.71%, 04/15/2013 (L)#	1,287
	Dollarama Group L.P.
5,000	8.88%, 08/15/2012	4,700
	Masonite International Corp.
4,000	11.00%, 04/06/2015 #	2,700

		13,110

	Consumer Staples — 0.1%
	Dole Food Co., Inc.
4,000	8.63%, 05/01/2009	3,870
	Finance — 0.6%
	Ford Motor Credit Co.
11,000	5.46%, 01/13/2012 (L)	9,250
	General Motors Acceptance Corp.
2,000	5.63%, 05/15/2009	1,880
	LPL Holdings, Inc.
1,000	10.75%, 12/15/2015 (H)	980
	Rent-A-Center, Inc.
2,000	7.50%, 05/01/2010	1,960
	United Rentals North America, Inc.
5,000	6.50%, 02/15/2012	4,688

		18,758

	Health Care — 0.5%
	HCA, Inc.
7,000	6.30%, 10/01/2012 #	6,562
	Invacare Corp.
4,000	9.75%, 02/15/2015	4,010
	Rite Aid Corp.
5,000	6.13%, 12/15/2008 (I)	4,900

		15,472

	Services — 0.7%
	Affinion Group, Inc.
1,305	11.50%, 10/15/2015	1,281
	Echostar DBS Corp.
5,000	7.00%, 10/01/2013	4,987
	FireKeepers Development Authority
800	13.88%, 05/01/2015 (I)(Q)	812
	Harrah’s Operating Co., Inc.
8,770	10.75%, 02/01/2016 — 02/01/2018 (I)	7,474
	SunGard Data Systems, Inc.
6,000	10.25%, 08/15/2015	6,375

		20,929

	Technology — 1.0%
	Centennial Communications Corp.
3,865	8.45%, 01/01/2013 (L)	3,681
	CSC Holdings, Inc.
5,000	7.63%, 04/01/2011 #	5,037
	Level 3 Financing, Inc.
2,000	6.70%, 02/15/2015 (L)	1,600
	Mediacom LLC
1,845	7.88%, 02/15/2011	1,744
	MetroPCS Wireless, Inc.
3,000	9.25%, 11/01/2014	2,948
	NXP B.V./NXP Funding LLC
8,385	5.46%, 10/15/2013 (L)	7,714
	Windstream Corp.
5,000	8.63%, 08/01/2016	5,238

		27,962

	Total corporate bonds: non-investment grade (cost $130,072)	$125,682

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 87.7%
	Basic Materials — 11.1%
	Arizona Chemical Co.
$6,555	5.28%, 02/27/2013 (N)	$5,113
8,250	8.59%, 02/27/2014 (N)	4,950
	Berry Plastics Holding Co.
18,995	5.10%, 04/03/2015 (N)	17,305
	Blount, Inc.
4,013	4.46%, 06/09/2010 (N)	3,819
	Boise Paper Holdings LLC
4,500	11.00%, 02/20/2015 (N)	4,365
	Brenntag Group
10,000	7.79%, 12/22/2012 (N)	8,100
	Brenntag Group, Acquisition Term
589	5.79%, 01/12/2014 (N)	548
	Brenntag Group, Term Loan B2
2,411	5.79%, 01/12/2014 (N)	2,258

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

		Basic Materials — (continued)
		Calumet Lubricants Co. L.P.
	$805	6.53%, 12/17/2014 (N)	$760
	6,180	7.07%, 12/17/2014 (N)	5,809
		Celanese U.S. Holdings LLC, Letter of Credit
	2,368	2.70%, 03/30/2014 (N)	2,286
		Celanese U.S. Holdings LLC, Term Loan B
	9,481	4.19%, 03/30/2014 (N)	9,175
		Cenveo, Inc., Delayed Draw Term Loan
	291	4.35%, 03/16/2014 (N)	266
		Cenveo, Inc., Term Loan C
	13,543	4.35%, 06/21/2013 (N)	12,578
		Coffeyville Resources
	8,683	5.45%, 12/21/2013 (N)	8,176
	2,676	5.95%, 12/21/2010 (AA)	2,488
		Cognis GMBH
	11,000	4.80%, 05/04/2014 (N)	9,845
EUR	1,000	6.61%, 05/04/2014 (N)	1,411
		Columbian Chemicals Co.
	10,120	5.20%, 03/15/2013 (N)	9,108
		Georgia-Pacific Corp.
	5,092	4.68%, 02/14/2013 (N)	4,886
	14,994	4.73%, 02/14/2013 (N)	14,372
		Goodyear Engineered Products
	1,122	5.37%, 07/31/2014 (N)	926
	7,836	5.40%, 07/31/2014 (N)	6,464
	4,000	5.75%, 07/31/2015 (N)	2,320
		Goodyear Tire & Rubber Co.
	21,750	4.54%, 04/18/2014 (N)	20,681
		Graham Packaging Co., Inc.
	14,452	5.04%, 04/03/2014 (N)	13,784
		Graphic Packaging Corp.
	7,270	4.80%, 08/08/2010 (N)	6,982
		Hexion Specialty Chemicals
	18,052	4.94%, 05/15/2013 (N)	17,082
	1,478	5.38%, 05/15/2013 (N)	1,395
EUR	1,870	6.98%, 05/05/2013 (N)	2,722
		Hexion Specialty Chemicals, Term Loan C2
	3,923	5.00%, 05/15/2013 (N)	3,704
		Hexion Specialty Chemicals, Term Loan C5
	993	5.00%, 05/05/2013 (N)	937
		Huntsman International LLC
	23,960	4.64%, 04/23/2014 (N)	23,186
		Ineos Group
	6,974	4.88%, 12/16/2014 (N)	6,499
	7,046	5.38%, 02/01/2013 (N)	6,574
		Ineos Group Holdings plc
EUR	500	8.46%, 06/16/2015 (N)	637
		Intertape Polymer Group, Inc.
	110	4.65%, 07/28/2011 (AA)#	107
		ISP Chemco LLC
	17,434	4.69%, 05/31/2014 (N)	16,388
		Jarden Corp., Term Loan
	4,356	4.45%, 01/24/2012 (N)	4,148
		Jarden Corp., Term Loan B2
	634	4.45%, 01/24/2012 (N)	600
		Jarden Corp., Term Loan B3
	3,942	4.45%, 01/24/2012 (N)	3,752
		John Maneely Co.
	11,281	6.03%, 12/08/2013 (N)	10,219
		Kranson Industries
	3,626	4.91%, 07/31/2013 (N)	3,336
		MacDermid, Inc.
	11,409	4.70%, 04/11/2014 (N)	10,268
		Mega Bloks, Inc.
	8,499	8.25%, 07/26/2012 (N)(Q)	7,479
		Newpage Corp.
	3,990	6.31%, 12/21/2014 (N)	3,960
		Novelis, Inc., CA Term Loan
	1,706	4.70%, 07/06/2014 (N)	1,619
		Novelis, Inc., US Term Loan
	3,753	4.70%, 07/06/2014 (N)	3,581
		Smurfit-Stone Container Enterprises, Inc.
	261	4.50%, 11/01/2010 (AA)(Q)	252
		Smurfit-Stone Container Enterprises, Inc., Term Loan B
	100	4.85%, 11/01/2010 (AA)(Q)	97
		Smurfit-Stone Container Enterprises, Inc., Term Loan C
	2,557	4.85%, 11/01/2011 (AA)(Q)	2,474
		Solo Cup Co.
	6,693	6.30%, 02/27/2011 (N)	6,522
		Verso Paper Holdings LLC
	6,576	4.45%, 07/28/2013 (N)	6,110

			322,423

		Capital Goods — 2.5%
		Ewards Ltd.
	5,948	5.09%, 05/31/2014 (N)	4,465
		Hawker Beechcraft Acquisition Co., Letter of Credit
	380	4.70%, 03/27/2014 (N)	362
		Hawker Beechcraft Acquisition Co., Term Loan
	6,797	4.73%, 03/27/2014 (N)	6,471
		Lincoln Industries Corp.
	948	5.40%, 07/11/2014 (N)	872
		Lincoln Industries Corp., Second Lien Term Loan
	3,500	8.60%, 01/10/2015 (AA)	3,150
		Lincoln Industries Corp., Term Loan B
	2,526	5.35%, 07/11/2014 (AA)	2,324
		Macandrews Amg Holdings LLC
	10,710	8.65%, 04/17/2012 (N)	8,996
		Nacco Material Handling Group
	8,790	5.64%, 03/22/2013 (N)	7,735
		Scitor Acquisition Corp.
	4,478	7.12%, 09/26/2014 (H)(N)	4,321
		Targus Group International
	10,416	7.62%, 11/22/2012 (N)	8,437
		Unifrax Corp.
	4,236	5.13%, 05/02/2013 (N)	3,918
		Vought Aircraft Industries, Inc.
	5,000	4.95%, 12/22/2010 (N)	4,450
	3,938	5.12%, 12/22/2011 (N)	3,702
		Yankee Candle Co.
	15,759	4.61%, 02/06/2014 (N)	14,174

			73,377

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Consumer Cyclical — 9.8%
	Accuride Corp.
$8,292	6.24%, 01/31/2012 (N)#	$8,126
	AM General LLC
13,991	5.67%, 09/30/2013 (N)	13,221
	American Axle & Manufacturing Holdings, Inc.
15,333	5.17%, 06/14/2012 (N)	13,762
	American General Finance Corp.
528	5.73%, 09/01/2013 (N)	497
	Aramark Corp.
7,220	4.57%, 01/19/2014 (N)	6,915
484	5.05%, 01/19/2014 (N)	464
	Axletech International
2,856	4.71%, 10/20/2012 (N)	2,656
2,000	9.19%, 04/20/2013 (N)	1,840
	Brand Energy & Infrastructure Services
11,340	5.01%, 02/07/2014 (N)	10,206
1,981	6.02%, 02/07/2014 (N)	1,763
	Building Materials Holdings Corp.
1,466	7.24%, 11/10/2013 (N)	1,095
	Contech Construction Products
4,878	4.79%, 01/31/2013 (N)	4,207
	Custom Building Products
5,043	5.06%, 10/20/2011 (N)	4,337
2,000	9.72%, 04/20/2012 (N)#	1,600
	David’s Bridal, Inc.
6,435	4.70%, 01/25/2014 (N)	5,534
	Delphi Corp.
2,000	6.38%, 07/01/2008 (N)	2,002
12,080	6.88%, 07/01/2008 (N)	12,102
	Dollarama Group L.P.
5,880	4.65%, 11/18/2011 (N)	5,483
	Easton-Bell Sports, Inc.
12,992	4.65%, 03/16/2012 (N)	11,401
	Ford Motor Co.
13,021	5.80%, 12/15/2013 (N)(Q)	11,957
	Foster Wheeler LLC
4,500	4.11%, 09/12/2011 (N)	4,140
	General Motors Corp.
13,279	5.06%, 11/27/2013 (N)	12,466
	Invista B.V., Term Loan A2
10,779	4.20%, 04/30/2010 (N)	10,240
	Invista B.V., Tranche A Term Loan
3,129	4.20%, 04/30/2010 (N)	2,972
	KIK Custom Products, Inc.
3,500	7.92%, 11/23/2014 (N)	1,190
	Lear Corp.
13,886	5.34%, 04/25/2012 (N)	13,429
	Levi Strauss & Co.
24,316	4.99%, 03/09/2014 (N)	20,729
	Masonite International Corp., Canadian Term Loan
6,333	4.89%, 04/30/2010 (N)	5,682
	Masonite International Corp., US Term Loan
6,342	4.89%, 04/30/2010 (N)	5,717
	Michaels Stores, Inc.
13,351	5.20%, 11/11/2013 (N)	11,783
	Mother’s Work, Inc.
4,672	3.36%, 03/09/2013 (H)(N)	3,411
	Navistar International
12,467	6.23%, 01/17/2012 (N)	11,687
	Navistar International, Letter of Credit
4,533	6.04%, 01/17/2012 (N)	4,246
	Nortek, Inc.
5,816	5.30%, 08/27/2011 (N)	5,200
	Oshkosh Truck Corp.
1,750	4.51%, 12/06/2013 (N)	1,643
3,300	4.76%, 11/30/2013 (N)	3,157
	The Pantry, Inc., Delayed Draw Term Loan
667	4.62%, 05/14/2014 (N)(Q)	557
	The Pantry, Inc., Term Loan B
2,316	4.62%, 05/14/2014 (N)	1,934
	Petco Animal Supplies, Inc.
3,930	5.03%, 10/25/2013 (N)	3,589
	Roundy’s Supermarkets, Inc.
11,347	5.47%, 11/03/2011 (N)(Q)	10,660
	Sports Authority, Inc.
7,336	4.95%, 04/25/2013 (H)(N)	6,089
	Standard Steel LLC
1,637	5.20%, 07/10/2012 (N)	1,425
330	5.40%, 07/10/2012 (N)	287
	Tandus, Inc.
4,953	7.04%, 05/07/2014 (N)	3,690
	Tensar Corp.
3,308	6.40%, 10/28/2012 (N)	3,192
	Toys R Us, Inc.
17,500	5.71%, 11/30/2008 (N)	16,537
	United Subcontractors, Inc.
3,465	7.56%, 12/27/2012 (N)	2,183

		287,003

	Consumer Staples — 2.5%
	American Seafoods Group
1,317	4.60%, 09/30/2011 (AA)	1,231
11,473	4.61%, 09/30/2012 (N)	10,584
	Bird’s Eye Foods, Inc.
4,408	4.45%, 03/21/2014 (N)	4,187
	Dean Foods Co.
7,823	4.45%, 03/29/2014 (N)	7,447
	Dole Food Co., Inc.
2,187	4.58%, 04/12/2013 (AA)	2,027
14,693	4.83%, 04/12/2013 (N)	13,620
4,409	5.01%, 04/12/2013 (N)	4,089
	Huish Detergents, Inc.
9,914	4.70%, 04/25/2014 (N)	8,731
	Michael Foods, Inc.
4,653	6.70%, 11/21/2010 (N)	4,537
	OSI Group, Inc., Dutch Term Loan
2,598	4.67%, 09/02/2011 (N)	2,260
	OSI Group, Inc., German Term Loan
2,078	4.67%, 09/02/2011 (N)	1,808
	OSI Group, Inc., US Term Loan B
4,676	4.67%, 09/02/2011 (N)#	4,150
	Piere Foods, Inc.
8,718	6.97%, 06/30/2010 (H)(N)	5,719
	Van Houtte, Inc., First Lien Term Loan
3,494	5.20%, 07/09/2014 (N)	3,214
	Van Houtte, Inc., Second Lien Term Loan
476	5.20%, 07/09/2014 (N)	438

		74,042

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
		Energy — 1.4%
		Big West Oil LLC, Delayed Draw Term Loan
	$5,221	2.29%, 02/02/2015 (N)(Q)	$4,907
		Big West Oil LLC, Term Loan
	4,200	5.00%, 02/02/2015 (N)	3,954
		Firstlight Power Resources, Inc.
	3,428	5.04%, 11/01/2013 (N)	3,036
	421	5.25%, 11/01/2013 (N)	375
		Petroleum Geo-Services
	3,706	4.45%, 07/03/2015 (N)	3,590
		Targa Resources, Inc.
	1,164	4.71%, 10/31/2012 (AA)	1,133
	2,062	6.83%, 10/31/2012 (N)	2,010
		Texas Petrochemicals L.P.
	2,491	5.25%, 06/27/2013 (N)	2,311
	7,381	5.36%, 06/27/2013 (N)	6,818
		Western Refining, Inc.
	14,535	4.65%, 03/06/2014 (N)	12,936

			41,070

		Finance — 7.2%
		Amerigroup Corp.
	5,913	4.61%, 03/26/2012 (N)	5,529
		Ashtead Group plc
	12,375	4.50%, 08/21/2011 (N)	11,509
		BNY Convergex Group LLC
	3,074	1.50%, 09/30/2013 (N)(Q)	2,882
	2,192	5.70%, 09/30/2013 (N)	2,055
		BNY Convergex Group LLC & EZE Castle Software
	6,214	5.70%, 08/30/2013 (N)	5,826
		Brickman Group Holdings, Inc.
	6,942	4.69%, 01/24/2014 (N)(Q)	6,456
		Buckeye Check Cashing, Inc.
	8,646	5.51%, 05/01/2012 (H)(N)	5,620
		Chrysler Financial Services NA
	19,174	6.80%, 08/03/2012 (N)	17,439
		Community Health Systems, Inc., Delayed Draw Term Loan
	777	1.00%, 07/02/2014 (N)(Q)	743
		Community Health Systems, Inc., Term Loan B
	15,188	5.34%, 07/02/2014 (N)	14,536
		Conseco, Inc.
	3,034	4.86%, 06/22/2010 (N)	2,275
		Covanta Holding Corp.
	5,853	4.09%, 02/09/2014 (AA)	5,611
	11,920	5.08%, 02/09/2014 (N)	11,428
		Crescent Resources LLC
	20,263	5.80%, 09/07/2012 (N)	13,475
		Dollar Financial Corp., Delayed Draw Term Loan
	1,878	5.45%, 10/30/2012 (N)	1,653
		Dollar Financial Corp., Term Loan
	2,554	5.45%, 10/30/2012 (N)	2,222
		FSB Holdings, Inc.
	3,483	5.44%, 09/29/2013 (N)	3,169
	500	8.44%, 03/29/2014 (N)	450
		Golden Gate National
	4,529	5.61%, 03/14/2011 (N)	4,178
		HMSC Corp.
	3,960	4.97%, 10/03/2014 (H)(N)	2,574
		Hub International Holdings, Inc., Delayed Draw Term Loan
	1,639	5.20%, 06/12/2014 (N)(Q)	1,467
		Hub International Holdings, Inc., Term Loan
	7,298	5.20%, 06/14/2014 (N)	6,495
		Kar Holdings, Inc.
	12,376	4.95%, 10/17/2013 (N)	11,711
		Landsource Holding Co. LLC
	9,556	9.00%, 02/26/2013 (N)	6,778
		LNR Properties Corp., Term Loan A1
	6,160	6.36%, 06/29/2009 (N)	5,221
		LNR Properties Corp., Term Loan B
	18,480	6.36%, 06/29/2011 (N)	15,662
		November Land Investors LLC
	1,500	11.11%, 05/09/2012 (H)(N)	375
		Realogy Corp.
	10,900	5.72%, 10/05/2014 (N)	9,311
		Realogy Corp., Letter of Credit
	2,935	3.04%, 10/05/2013 (N)	2,510
		Rent-A-Center, Inc.
	10,251	4.91%, 10/26/2012 (N)	9,816
		Sedgwick CMS Holdings, Inc.
	7,590	4.95%, 01/31/2013 (N)	6,841
		TransFirst Holdings, Inc.
	4,963	5.45%, 06/12/2014 (N)	4,193
	1,000	8.70%, 06/12/2015 (N)	840
		United Rentals, Inc.
	2,425	4.55%, 02/14/2011 (AA)	2,364
	5,737	5.10%, 02/14/2011 (N)	5,613

			208,827

		Health Care — 9.3%
		Advanced Medical Optics, Inc.
	7,920	5.44%, 04/02/2014 (N)	7,336
		AGA Medical Corp.
	6,408	4.73%, 04/26/2013 (N)	5,767
		Carestream Health, Inc.
	11,923	4.83%, 04/12/2013 (N)	10,175
	1,500	8.10%, 10/12/2013 (AA)	975
		Carl Zeiss
	5,718	5.14%, 03/14/2014 (N)	4,174
EUR	2,500	6.85%, 03/14/2014 (AA)	2,537
		Center for Diagnostic Imaging
	4,997	6.20%, 12/31/2010 (H)(N)(Q)	4,697
		DJO Finance LLC
	6,983	5.70%, 04/07/2013 (N)	6,747
		General Nutrition Centers, Inc.
	5,935	4.95%, 03/14/2014 (N)	5,267
		Generics International, Inc.
	2,993	6.20%, 11/19/2014 (H)(N)	2,828
		HCA, Inc.
	11,992	4.95%, 11/17/2013 (N)(Q)	11,395
		Health Management Associates, Inc.
	11,528	4.45%, 02/12/2014 (N)	10,631
		Healthcare Partners LLC
	11,447	4.65%, 10/20/2013 (N)	10,960
		HealthSouth Corp.
	7,720	5.23%, 03/07/2013 (N)	7,314

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Health Care — (continued)
	IASIS Healthcare Capital Corp.
$1,145	4.78%, 03/15/2014 (AA)	$1,086
4,293	4.86%, 03/15/2014 (N)	4,073
12,437	4.88%, 01/15/2014 (N)	11,839
5,143	8.13%, 06/15/2014 (N)(Q)	4,526
	Invacare Corp.
2,000	5.15%, 02/07/2013 (AA)(Q)	1,850
	Inverness Medical Innovation, Inc.
5,955	4.67%, 06/27/2014 (N)	5,523
1,000	6.92%, 06/26/2015 (N)	900
	LifePoint Hospitals, Inc.
15,726	4.71%, 04/15/2012 (N)#	15,068
	Multiplan Corp.
2,553	5.36%, 04/12/2013 (N)	2,400
7,388	5.38%, 04/13/2013 (N)	6,945
	National Mentor
397	4.56%, 06/27/2013 (AA)	349
6,492	4.70%, 06/27/2013 (N)	5,713
	National Renal Institutes, Inc.
13,220	5.00%, 03/31/2013 (N)	11,898
	Orthofix Holdings, Inc.
8,330	4.64%, 09/22/2013 (N)	7,331
	Pharmaceutical Product Development, Inc.
1,382	6.14%, 01/29/2012 (N)	1,285
	Psychiatric Solutions, Inc.
8,947	4.56%, 07/01/2012 (N)	8,567
	Quintiles Transnational Corp.
6,845	4.70%, 03/31/2013 (N)	6,366
	Renal Advantage, Inc.
3,698	5.26%, 10/05/2012 (N)	3,430
	Rite Aid Corp.
11,000	4.53%, 06/01/2014 (N)	10,361
	Select Medical Corp.
1,976	4.85%, 02/24/2012 (N)	1,818
9,679	5.06%, 02/24/2012 (N)	8,826
	Skilled Healthcare Group, Inc.
4,914	4.89%, 06/15/2012 (N)	4,398
	Sun Healthcare Group, Inc.
3,865	4.49%, 04/12/2014 (N)	3,566
873	4.60%, 04/19/2014 (AA)	804
551	4.85%, 04/19/2014 (N)	507
	Surgical Care Affiliates LLC
5,955	4.95%, 12/29/2014 (N)	5,121
	United Surgical Partners International
1,532	4.75%, 04/19/2014 (N)(Q)	1,394
7,888	5.49%, 04/19/2014 (N)	7,178
	Vanguard Health Holdings Co. II LLC
14,366	5.13%, 09/23/2011 (N)(Q)	13,801
	Varietal Distribution Merger Sub., Inc.
6,080	5.20%, 06/29/2014 (N)	5,639
	Viant Holdings, Inc.
13,399	4.95%, 06/25/2014 (AA)	11,255
	Warner Chilcott Corp.
825	4.73%, 01/18/2012 (N)	778
3,959	4.84%, 01/18/2012 (N)	3,820
	Youth & Family Centered Services, Inc.
2,248	6.94%, 07/10/2013 (H)(N)	2,046

		271,264

	Services — 24.6%
	24 Hour Fitness Worldwide, Inc.
5,885	5.93%, 06/08/2012 (N)	5,238
	Acosta, Inc.
6,391	5.12%, 12/06/2012 (N)	6,016
	Advanstar Holdings Corp.
12,903	4.92%, 06/01/2014 (N)	9,741
2,000	7.61%, 12/01/2014 (H)(N)	1,440
	Advantage Sales & Marketing, Inc.
15,683	4.70%, 03/29/2013 (N)	14,742
	Affinion Group, Inc.
14,049	5.56%, 10/07/2012 (N)	13,294
	Allied Waste Industries, Inc.
9,674	4.35%, 01/15/2012 (AA)	9,345
1,644	4.38%, 01/15/2012 (N)	1,589
	AMC Entertainment, Inc.
5,870	4.64%, 01/26/2013 (N)	5,528
	Bresnan Communications LLC
8,000	4.98%, 09/29/2013 (N)	7,490
	Brock Holdings III, Inc.
3,534	4.63%, 02/21/2014 (N)	3,269
	Cardinal Logistics Management
5,496	6.61%, 09/23/2013 (H)(N)(Q)	4,782
	Carmike Cinemas, Inc.
1,939	6.49%, 09/29/2011 (N)	1,839
7,615	6.60%, 05/19/2012 (N)	7,216
	Casella Waste Systems, Inc.
4,477	4.75%, 04/28/2010 (N)	4,309
	CCO Holdings LLC
4,750	5.17%, 09/05/2014 (N)	3,859
	Cebridge Communications LLC
11,931	4.76%, 11/05/2013 (N)	10,887
10,000	7.74%, 05/05/2014 (N)	8,067
	Cedar Fair L.P., Canadian Term Loan
6,882	4.86%, 07/21/2013 (N)	6,544
	Cedar Fair L.P., Term Loan B
5,716	4.86%, 07/21/2013 (N)	5,434
	Cengage
13,930	5.34%, 06/27/2014 (N)	12,870
	Centaur LLC
763	4.00%, 10/30/2012 (N)(Q)	630
3,587	6.70%, 10/30/2012 (N)	3,031
2,020	10.20%, 10/30/2013 (H)(N)	1,616
	Citadel Broadcasting Corp.
22,000	4.39%, 06/08/2014 (N)	18,755
	Clarke American Corp.
18,848	5.20%, 02/28/2014 (N)	15,672
	CMP Susquehanna Corp.
12,709	4.85%, 03/24/2013 (N)	10,009
	CSC Holdings, Inc.
12,901	4.48%, 03/24/2013 (N)	12,412
	Cumulus Media, Inc.
16,509	4.47%, 06/01/2014 (N)	14,281
	CW Media Holdings, Inc.
7,960	5.95%, 02/15/2015 (N)	7,681
	Emdeon Business Services LLC
7,162	4.70%, 11/16/2013 (N)	6,741
4,000	7.70%, 05/16/2014 (N)	3,700
	Energy Solutions, LLC, Add-On Letter of Credit
1,514	5.05%, 06/07/2013 (N)	1,442

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	Energy Solutions, LLC, LC Facility
$126	5.05%, 06/07/2013 (N)	$120
	Energy Solutions, LLC, Term Loan B
1,970	7.10%, 06/07/2013 (N)	1,886
	Energy Solutions, LLC, Term Loan B2
945	7.10%, 06/07/2013 (N)	900
	F & W Publications, Inc.
1,481	5.02%, 08/05/2012 (N)	1,111
7,040	5.42%, 08/05/2012 (N)	5,280
4,500	6.85%, 08/05/2012 (H)(N)	2,475
	Fender Musical Instruments Corp.
832	6.97%, 06/06/2014 (N)	732
1,652	7.16%, 06/06/2014 (N)	1,454
	Golden Nugget, Inc.
1,455	1.75%, 06/22/2014 (N)(Q)	1,280
2,545	4.84%, 06/22/2014 (N)	2,265
3,750	6.05%, 12/31/2014 (N)	2,625
	Gray Television, Inc.
14,928	4.19%, 12/31/2014 (N)	13,062
	Greektown Holdings LLC
1,337	5.44%, 12/01/2012 (H)(N)	1,157
	Green Valley Ranch Gaming LLC
2,861	4.93%, 02/09/2014 (N)	2,270
8,000	6.34%, 02/09/2014 (H)(N)	4,960
	Greenwood Racing, Inc.
6,407	5.12%, 11/14/2011 (H)(AA)(Q)	5,799
	Harrah’s Entertainment Inc.
2,000	5.92%, 01/28/2015 (N)	1,878
	Hit Entertainment, Inc.
1,475	5.07%, 08/26/2012 (N)	1,328
	Idearc, Inc.
17,673	4.71%, 11/17/2014 (N)	14,536
	inVentiv Health, Inc., Term Loan B
10,806	4.45%, 07/05/2014 (N)	9,996
	Lake At Las Vegas Joint Venture LLC, First Lien Term Loan
5,535	11.95%, 02/01/2010 (H)(AA)	1,384
	Lake At Las Vegas Joint Venture LLC, Revolver
735	12.95%, 02/01/2010 (H)(AA)	184
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
4,391	0.75%, 05/23/2014 (N)(Q)	4,023
	Las Vegas Sands Corp., Delayed Draw Term Loan 2
2,000	0.75%, 05/23/2013 (N)(Q)	1,834
	Las Vegas Sands Corp., Term Loan B
17,913	4.45%, 05/23/2014 (N)	16,449
	LBI Media, Inc.
10,571	4.36%, 05/01/2012 (N)	8,986
	Local Insight
5,400	7.75%, 04/21/2013 (N)	5,004
	Medianews Groups, Inc.
3,930	5.13%, 08/02/2013 (N)	2,898
	MGM Holdings II, Inc.
3,581	5.95%, 04/08/2012 (N)	2,858
	MGM Mirage, Inc.
19,000	3.30%, 10/03/2011 (N)	16,886
	Nelson Education
5,970	5.20%, 07/05/2014 (H)(N)	5,194
	NEP Supershooters L.P.
7,920	4.95%, 02/13/2014 (N)	7,078
	New World Gaming Partners Ltd.
4,000	8.19%, 03/31/2015 (H)(N)	2,800
	New World Gaming Partners Ltd., Delayed Draw Term Loan
167	5.19%, 09/30/2014 (N)	142
	New World Gaming Partners Ltd., First Lien Term Loan
831	5.19%, 09/30/2014 (H)(N)	707
	Penton Media, Inc.
7,425	5.15%, 02/06/2013 (N)	5,618
7,000	7.90%, 02/06/2014 (N)	4,935
	Philosophy, Inc.
6,521	4.89%, 03/15/2014 (N)	5,260
	Pinnacle Foods
24,311	5.44%, 03/30/2014 (N)	22,549
	PITG Gaming Investor Holdings LLC
6,600	9.80%, 05/26/2008 (N)	6,417
	R.H. Donnelley, Inc.
4,677	4.17%, 06/30/2011 (N)	4,428
4,345	4.41%, 06/30/2011 (N)	4,110
	Raycom TV Broadcasting, Inc.
14,229	4.35%, 07/27/2013 (AA)	13,090
	Readers Digest Association, Inc.
5,000	4.09%, 03/02/2013 (N)(Q)	4,150
18,270	4.94%, 03/02/2014 (N)	15,347
	Regal Cinemas, Inc.
17,976	4.20%, 10/27/2013 (N)	17,077
	Sabre, Inc.
16,380	4.88%, 09/30/2014 (N)	13,857
	Sensata Technologies
18,036	4.66%, 04/21/2013 (N)	16,593
	Sheridan Group, Inc.
10,913	5.21%, 06/15/2014 (N)	9,412
4,000	8.46%, 06/15/2015 (H)(N)	3,000
	Sirius Satellite Radio, Inc.
10,452	5.13%, 09/01/2012 (N)	9,616
	Six Flags, Inc.
8,314	5.20%, 04/30/2015 (N)	7,394
	Southern Graphic Systems
992	5.25%, 12/30/2011 (H)(N)	902
1,955	6.91%, 12/30/2011 (H)(N)	1,779
	Spanish Broadcasting System, Inc.
21,556	4.45%, 06/10/2012 (H)(N)	17,999
	SunGard Data Systems, Inc.
13,709	4.88%, 02/28/2014 (N)	12,972
	Synagro Technologies, Inc.
3,970	5.07%, 03/28/2014 (N)	3,355
2,000	7.82%, 09/28/2014 (N)	1,400
	Telesat Canada
984	3.67%, 09/01/2014 (N)(Q)	926
11,491	5.90%, 09/01/2014 (N)(Q)	10,810
	Town Sports International Holdings, Inc.
5,945	4.50%, 02/27/2014 (N)	5,172
	Transaction Network Services, Inc.
4,564	4.72%, 05/10/2013 (N)	4,199

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	Tribune Co.
$7,994	5.48%, 05/17/2009 (N)	$7,561
9,709	5.54%, 05/17/2014 (N)	7,163
	United Site Services, Inc.
1,800	6.95%, 06/29/2013 (N)	1,440
	Univision Communications
8,000	5.15%, 09/16/2014 (N)	6,722
7,000	5.36%, 03/16/2009 (N)	6,755
	UPC Financing Partnership
15,500	4.46%, 12/31/2014 (N)	14,493
	Venetian Macau Ltd., Incremental Term Loan B
1,500	4.95%, 04/06/2012 (N)	1,395
	Venetian Macau Ltd., Term Loan
2,702	4.95%, 04/06/2013 (N)	2,576
	Vertafore, Inc.
3,465	5.59%, 01/31/2012 (N)	3,153
	West Corp.
22,249	5.28%, 10/23/2013 (N)	20,378
	WideOpenWest Finance LLC
16,000	4.15%, 07/01/2014 (H)(N)	12,680
5,043	9.98%, 07/01/2015 (N)(Q)	3,833
	Wynn Resorts Ltd.
7,500	4.64%, 06/01/2014 (N)	7,350
	Yell Group plc
3,000	4.86%, 02/10/2013 (N)	2,620
	Yonkers Racing Corp.
4,729	8.94%, 08/12/2011 (H)(N)	4,256

		715,752

	Technology — 11.9%
	Acxiom Corp.
2,432	5.80%, 09/13/2012 (N)	2,359
	Alaska Communication Systems Holdings, Inc., Incremental Term Loan
2,190	4.45%, 02/01/2012 (N)	2,054
	Alaska Communication Systems Holdings, Inc., Term Loan
8,485	4.45%, 02/01/2012 (N)	8,082
	Aspect Software, Inc.
3,967	5.63%, 09/22/2012 (N)	3,679
	Canwest MediaWorks L.P.
4,953	5.09%, 07/10/2014 (N)	4,730
	Caribe Information Investment, Inc.
12,376	5.05%, 03/29/2013 (N)	11,076
	Cellnet Technology, Inc.
8,476	6.00%, 08/26/2011 (H)(N)	7,502
	Charter Communications Operating LLC
17,006	4.90%, 04/28/2013 (N)	15,036
	Cinram International
8,678	5.11%, 05/05/2010 (N)	6,921
	Crown Castle Operating Co.
6,403	2.33%, 03/06/2014 (N)	6,043
	DaVita, Inc.
2,015	4.21%, 10/05/2011 (N)#	1,814
2,501	4.23%, 10/05/2012 (N)	2,401
	Dresser, Inc.
12,768	5.31%, 05/04/2014 (N)	12,246
	Fleetcor Technologies Operating Co. LLC, Delayed Draw Term Loan
1,336	4.98%, 04/30/2013 (N)	1,236
	Fleetcor Technologies Operating Co. LLC, Term Loan B
6,614	4.96%, 04/30/2013 (N)(Q)	6,118
	Freescale Semiconductor, Inc.
15,800	4.46%, 11/28/2013 (N)	13,800
	Gatehouse Media Operating, Inc.
6,250	4.75%, 08/05/2014 (N)	4,250
19,750	5.09%, 08/05/2014 (N)	13,430
	Hawaiian Telecom Communications, Inc.
13,808	4.95%, 06/01/2014 (N)	10,419
	Infor Global Solutions
993	5.45%, 07/08/2012 (N)	774
2,000	8.20%, 03/02/2014 (N)	1,140
3,000	8.95%, 07/28/2014 (N)	1,800
	Infor Global Solutions, Delayed Draw Term Loan
1,290	6.45%, 07/28/2012 (N)	1,058
	Infor Global Solutions, U.S. Term Loan
2,473	6.45%, 07/28/2012 (N)	2,025
	Intelsat Bermuda Ltd.
8,500	5.20%, 01/11/2014 (N)	8,468
	Intelsat Bermuda Ltd., Term Loan B 2A
4,059	5.18%, 01/03/2014 (N)	3,832
	Intelsat Bermuda Ltd., Term Loan B 2B
4,058	5.18%, 01/03/2014 (N)	3,831
	Intelsat Bermuda Ltd., Term Loan B 2C
4,058	5.18%, 01/03/2014 (N)	3,831
	Intelsat Subsidiary Holding Co., Ltd.
3,448	5.18%, 07/03/2012 (N)	3,292
	IPC Systems, Inc.
17,860	4.95%, 05/31/2014 (N)	13,514
	Kronos, Inc.
6,878	4.95%, 06/12/2014 (N)	6,156
	Leap Wireless International, Inc.
7,865	4.70%, 06/15/2013 (N)	7,730
	Level 3 Communications Corp.
16,941	4.96%, 03/01/2014 (N)	15,679
	Marvell Technology Group Ltd.
10,828	5.20%, 11/09/2009 (N)	10,395
	Mediacom Broadband LLC, Term Loan D1
13,484	4.52%, 01/31/2015 (N)	12,226
	Mediacom Broadband LLC, Term Loan D2
7,361	4.52%, 01/31/2015 (N)	6,773
	Mediacom LLC
1,950	4.27%, 09/30/2012 (N)#	1,804
6,870	4.52%, 01/31/2015 (N)	6,286
	MetroPCS Wireless, Inc.
14,192	5.32%, 11/02/2013 (N)	13,358
	National Cinemedia, Inc.
11,000	4.62%, 02/13/2015 (N)	10,208
	Ntelos, Inc.
15,363	5.27%, 08/24/2011 (N)	14,998
	One Communications Corp.
8,118	6.81%, 06/30/2012 (N)	6,921
	PAETEC Holding Corp.
3,142	5.35%, 02/09/2013 (N)	3,032
	RCN Corp.
14,872	5.00%, 04/19/2014 (N)	12,803

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Technology — (continued)
	Reynolds & Reynolds Co.
$10,035	4.89%, 10/24/2012 (N)	$9,558
	Time Warner Telecom Holdings, Inc.
10,369	4.87%, 07/01/2013 (N)	9,760
	Verint Systems, Inc.
13,262	6.24%, 05/23/2014 (N)	11,670
	Virgin Media Dover LLC
5,329	4.94%, 09/03/2012 (N)	5,084
	Wind Acquisitions Holdings Finance S.A.
5,857	9.98%, 12/12/2011 (N)(Q)	5,579

		346,781

	Transportation — 3.0%
	Delta Air Lines, Inc.
5,000	4.90%, 04/25/2012 (N)	4,335
1,980	6.15%, 04/25/2014 (N)	1,567
	Greatwide Logistics Services, Inc.
6,419	6.20%, 01/22/2014 (N)	4,926
	Jacobson Cos.
3,970	5.35%, 06/19/2014 (H)(AA)	3,017
	Kenan Advantage Group
5,706	5.70%, 12/16/2011 (N)	5,249
	Louis US Holdco, Inc.
828	5.60%, 11/04/2013 (AA)	754
2,508	5.86%, 11/04/2013 (N)	2,282
	MacQuarie Aircraft Leasing Finance S.A.
19,182	4.59%, 11/29/2013 (H)(N)(Q)	18,031
4,984	7.09%, 11/29/2013 (H)(N)	4,685
	Northwest Airlines Corp.
12,315	4.72%, 08/21/2008 (N)	10,714
	Rail America, Inc.
17,000	5.10%, 10/04/2008 (AA)	16,405
	United Air Lines, Inc.
6,499	4.84%, 02/01/2014 (N)	5,581
	US Airways Group, Inc.
13,365	5.39%, 03/23/2014 (N)	9,932

		87,478

	Utilities — 4.4%
	Astoria Generating Co. Acquisitions LLC
9,500	6.35%, 08/23/2013 (N)(Q)	8,906
	Atlas Pipeline Partners L.P.
10,000	5.62%, 07/27/2014 (N)	9,794
	Calpine Corp.
11,665	5.58%, 03/29/2014 (N)	10,971
	Dynegy Holdings, Inc., Letter of Credit
15,896	4.36%, 03/30/2013 (N)	15,022
	Dynegy Holdings, Inc., Term Loan
1,096	4.36%, 03/30/2013 (N)	1,031
	Kgen LLC, Letter of Credit
2,625	4.60%, 02/01/2014 (AA)	2,487
	Kgen LLC, Term Loan B
4,320	4.60%, 02/01/2014 (N)	4,093
	Mirant North America LLC
7,832	4.61%, 01/03/2013 (N)	7,617
	NRG Energy, Inc.
8,387	2.60%, 02/01/2013 (N)(Q)	8,006
11,087	4.20%, 06/08/2013 (N)	10,637
	Reliant Energy, Inc.
13,600	2.59%, 03/31/2014 (N)	12,807
	Texas Competitive Electric Holdings Co. LLC, Term Loan B2
13,930	6.58%, 10/24/2014 (N)	13,346
	Texas Competitive Electric Holdings Co. LLC, Term Loan B3
13,930	6.58%, 10/31/2014 (N)	13,322
	TPF Generation Holdings LLC
3,786	4.70%, 12/21/2013 (N)	3,597
7,000	6.95%, 12/21/2014 (N)	6,248
	TPF Generation Holdings LLC, Letter of Credit
753	4.60%, 12/21/2013 (N)	711
	TPF Generation Holdings LLC, Revolver
236	4.60%, 12/21/2011 (N)	223

		128,818

	Total senior floating rate interests: non-investment grade (cost $2,856,706)	$2,556,835

Shares

COMMON STOCK — 0.0%
	Utilities — 0.0%
4	Calpine Corp. (D)	$75

	Total common stock (cost $—)	$75

	Total long-term investments (cost $3,019,928)	$2,703,639

Principal
Amount

SHORT-TERM INVESTMENTS — 7.1%
	Finance — 4.2%
	BNP Paribas Finance
$30,731	2.44%, 05/01/2008	$30,729
	Deutsche Bank
30,000	2.30%, 05/01/2008	29,998
	Rabobank USA
31,100	2.31%, 05/01/2008	31,098
	Societe Generale NA
29,915	2.45%, 05/01/2008	29,913

		121,738

Shares

	Investment Pools and Funds — 0.7%
19,669	State Street Bank Money Market Fund	19,669

Principal
Amount

	Repurchase Agreements — 2.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $18,578, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $19,162)
$18,577	1.90% dated 04/30/2008	18,577

The accompanying notes are an integral part of these financial statements.

The Hartford Floating Rate Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

	Repurchase Agreements — (continued)
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $18,578, collateralized by U. S. Treasury Note 4.50%, 2011, value of $19,024)
$18,577	1.90% dated 04/30/2008		$18,577

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $26,964, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $27,618)

26,962	1.90% dated 04/30/2008		26,962

			64,116

	Total short-term investments (cost $205,523)		$205,523

	Total investments (cost $3,225,451) (C)	99.8%	$2,909,162
	Other assets and liabilities	0.2%	6,648

	Total net assets	100.0%	$2,915,810

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.09% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $3,227,189 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$880
Unrealized Depreciation	(318,907)

Net Unrealized Depreciation	$(318,027)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2008.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $18,856, which represents 0.65% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(N)	The interest rate disclosed for these securities represents the average coupon as of April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $55,667.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2008.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR	— Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	2,000	Advanstar Holdings Corp., 7.61%, 12/01/2014	$2,000
04/2007	2,600	Bayview Financial Acquisition Trust, 5.04%, 05/28/2037	2,600
04/2006 – 05/2007	8,646	Buckeye Check Cashing, Inc., 5.51%, 05/01/2012	8,660
03/2007 – 04/2008	5,496	Cardinal Logistics Management, 6.61%, 09/23/2013	5,372
02/2007 – 04/2007	8,476	Cellnet Technology, Inc., 6.00%, 08/26/2011	8,501
10/2007	2,020	Centaur LLC, 10.20%, 10/30/2013	1,983
09/2006 – 04/2008	4,997	Center for Diagnostic Imaging, 6.20%, 12/31/2010	4,754
03/2007 – 08/2007	4,500	F & W Publications, Inc., 6.85%, 08/05/2012	4,489
11/2007	2,993	Generics International, Inc., 6.20%, 11/19/2014	2,963
03/2007	17,001	Goldman Sachs Mortgage Securities Corp., 4.24%, 02/01/2009 - Reg D	17,001
06/2006	1,337	Greektown Holdings LLC, 5.44%, 12/01/2012	1,344
02/2007	8,000	Green Valley Ranch Gaming LLC, 6.34%, 02/09/2014	8,033
11/2006 – 04/2008	6,407	Greenwood Racing, Inc., 5.12%, 11/14/2011	6,214
04/2007	5,000	Helios Finance L.P., 4.89%, 10/20/2014 - 144A	5,000

The accompanying notes are an integral part of these financial statements.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2007	3,960	HMSC Corp., 4.97%, 10/03/2014	$3,964
06/2007	3,970	Jacobson Cos., 5.35%, 06/19/2014	3,970
06/2007 – 12/2007	5,535	Lake At Las Vegas Joint Venture LLC, First Lien Term Loan, 11.95%, 02/01/2010	5,501
06/2007	735	Lake At Las Vegas Joint Venture LLC, Revolver, 12.95%, 02/01/2010	730
04/2008	1,000	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	983
03/2007 – 05/2007	19,182	MacQuarie Aircraft Leasing Finance S.A., 4.59%, 11/29/2013	19,182
03/2007	4,984	MacQuarie Aircraft Leasing Finance S.A., 7.09%, 11/29/2013	4,984
03/2007	4,672	Mother’s Work, Inc., 3.36%, 03/09/2013	4,672
07/2007	5,970	Nelson Education, 5.20%, 07/05/2014	5,955
07/2007	4,000	New World Gaming Partners Ltd., 8.19%, 03/31/2015	4,000
07/2007	831	New World Gaming Partners Ltd., First Lien Term Loan, 5.19%, 09/30/2014	831
05/2006	1,500	November Land Investors LLC, 11.11%, 05/09/2012	1,512
12/2006 – 06/2007	8,718	Piere Foods, Inc., 6.97%, 06/30/2010	8,743
09/2007	4,478	Scitor Acquisition Corp., 7.12%, 09/26/2014	4,433
06/2007	4,000	Sheridan Group, Inc., 8.46%, 06/15/2015	4,000
03/2007	992	Southern Graphic Systems, 5.25%, 12/30/2011	992
12/2005	1,955	Southern Graphic Systems, 6.91%, 12/30/2011	1,955
06/2006 – 04/2007	21,556	Spanish Broadcasting System, Inc., 4.45%, 06/10/2012	21,569
10/2006 – 05/2007	7,336	Sports Authority, Inc., 4.95%, 04/25/2013	7,335
03/2007	4,453	Structured Asset Securities Corp., 5.39%, 02/25/2037	4,380
03/2007	4,363	Wells Fargo Home Equity Trust, 5.15%, 03/25/2037	4,169
06/2007	16,000	WideOpenWest Finance LLC, 4.15%, 07/01/2014	15,920
01/2006 – 03/2007	4,729	Yonkers Racing Corp., 8.94%, 08/12/2011	4,707
07/2006	2,248	Youth & Family Centered Services, Inc., 6.94%, 07/10/2013	2,248

The aggregate value of these securities at April 30, 2008 was $166,056 which represents 5.70% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Fundamental Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.0%
	Basic Materials — 4.8%
22	Companhia Vale do Rio Doce ADR	$867
12	Freeport-McMoRan Copper & Gold, Inc. (G)	1,388
3	Potash Corp. of Saskatchewan, Inc.	607

		2,862

	Capital Goods — 6.7%
10	ABB Ltd. ADR	301
9	Caterpillar, Inc.	753
11	Deere & Co.	883
10	Honeywell International, Inc.	588
10	Northrop Grumman Corp.	699
12	Terex Corp. (D)(G)	843

		4,067

	Consumer Cyclical — 9.0%
23	Coach, Inc. (D)(G)	822
23	Gymboree Corp. (D)(G)	994
28	Kohl’s Corp. (D)(G)	1,363
17	NIKE, Inc. Class B (G)	1,155
8	Philip Morris International, Inc. (D)	413
32	Staples, Inc. (G)	701

		5,448

	Consumer Staples — 2.9%
13	PepsiCo, Inc.	898
12	Procter & Gamble Co.	824

		1,722

	Energy — 9.7%
9	Apache Corp.	1,199
6	Devon Energy Corp.	635
2	EOG Resources, Inc. (G)	300
16	Halliburton Co.	735
5	Hess Corp.	488
16	Noble Corp. (G)	900
7	Schlumberger Ltd.	654
6	Transocean, Inc. (G)	949

		5,860

	Finance — 10.5%
16	Aflac, Inc.	1,060
19	American International Group, Inc.	855
40	Banco Itau Holding Financeira S.A.	1,122
16	Bank of America Corp.	593
27	Invesco Ltd. (G)	695
19	MBIA, Inc.	196
18	Wachovia Corp. (G)	522
26	Wellpoint, Inc. (D)(G)	1,293

		6,336

	Health Care — 15.4%
14	Abbott Laboratories	712
18	Amgen, Inc. (D)	754
19	AstraZeneca plc ADR (G)	781
22	Coventry Health Care, Inc. (D)(G)	962
19	Covidien Ltd.	873
23	CVS/Caremark Corp.	916
10	Genentech, Inc. (D)	696
10	Johnson & Johnson	644
13	Medtronic, Inc. (G)	638
20	St. Jude Medical, Inc. (D)(G)	893
17	Teva Pharmaceutical Industries Ltd. ADR	795
9	Zimmer Holdings, Inc. (D)(G)	630

		9,294

	Services — 5.8%
20	Accenture Ltd. Class A (G)	740
16	Autodesk, Inc. (D)(G)	612
21	Manpower, Inc. (G)	1,416
6	Priceline.com, Inc. (D)(G)	753

		3,521

	Technology — 28.2%
6	Apple, Inc. (D)	1,026
39	Applied Materials, Inc. (G)	724
26	AT&T, Inc.	995
65	Cisco Systems, Inc. (D)	1,656
58	Corning, Inc.	1,557
16	General Electric Co.	507
2	Google, Inc. (D)	1,148
34	Hewlett-Packard Co.	1,576
29	Infosys Technologies Ltd. ADR (G)	1,263
27	Intel Corp.	590
9	International Business Machines Corp. (G)	1,135
54	Microsoft Corp.	1,529
17	Nokia Corp.	502
56	Oracle Corp. (D)	1,176
16	Qualcomm, Inc.	704
8	Research In Motion Ltd. (D)	912

		17,000

	Transportation — 0.5%
5	Norfolk Southern Corp. (G)	304
	Utilities — 1.5%
11	Exelon Corp.	898

	Total common stock (cost $53,066)	$57,312

Principal
Amount

SHORT-TERM INVESTMENTS — 32.4%
	Repurchase Agreements — 5.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,118, collateralized by FHLMC 5.00%, 2035, value of $1,140)
$1,118	1.98% dated 04/30/2008	$1,118
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $548, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $559)
548	2.00% dated 04/30/2008	548
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1, collateralized by U. S. Treasury Note 3.63%, 2009, value of $1)
1	1.90% dated 04/30/2008	1

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $681, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $695)
$681	2.00% dated 04/30/2008		$681
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $657, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $670)
657	1.96% dated 04/30/2008		657

			3,005

Shares

	Securities Purchased with Proceeds from Security Lending — 27.4%
	Cash Collateral Reinvestment Fund:
16,528	Navigator Prime Portfolio		16,528

	Total short-term investments (cost $19,533)		$19,533

	Total investments (cost $72,599) (C)	127.4%	$76,845
	Other assets and liabilities	(27.4)%	(16,531)

	Total net assets	100.0%	$60,314

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.86% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $72,673 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,479
Unrealized Depreciation	(2,307)

Net Unrealized Appreciation	$4,172

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Communications Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 88.6%
	Argentina — 0.9%
23	Telecom de Argentina ADR (D)	$397
	Brazil — 6.8%
65	Brasil Telecom S.A. ADR	2,367
32	Tele Norte Leste Participacoes S.A. ADR	735

		3,102

	Canada — 0.9%
9	Telus Corp.	409
	Egypt — 4.6%
13	Mobinil-Egyptian Mobile Service	494
22	Orascom Telecom Holding SAE GDR	1,631

		2,125

	France — 4.7%
49	France Telecom S.A.	1,523
12	Neuf Cegtel (G)	647

		2,170

	Germany — 3.1%
79	Deutsche Telekom AG	1,418
	Indonesia — 2.5%
30	P.T. Telekomunikasi Indonesia ADR (G)	1,161
	Israel — 4.1%
15	Cellcom Israel Ltd.	509
60	Partner Communications Co., Ltd. ADR (G)	1,389

		1,898

	Italy — 3.1%
865	Telecom Italia S.p.A.	1,408
	Luxembourg — 6.4%
27	Millicom International Cellular S.A. (D)	2,927
	Norway — 8.0%
183	Telenor ASA	3,672
	Russia — 11.3%
44	AFK Sistema GDR	1,344
20	Mobile Telesystems OJSC ADR	1,544
76	Vimpel-Communications ADR	2,298

		5,186

	South Africa — 4.9%
117	MTN Group Ltd.	2,223
	Spain — 8.7%
46	Telefonica S.A. ADR	3,964
	Turkey — 4.0%
92	Turkcell Iletisim Hizmetleri A.S. ADR (D)	1,852
	United Kingdom — 1.1%
197	Thus Group plc (D)	484
	United States — 13.5%
13	American Tower Corp. Class A (D)	569
9	Atlantic Tele-Network, Inc.	274
15	Equinix, Inc. (D)(G)	1,329
62	NII Holdings, Inc. Class B (D)	2,854
59	Time Warner Telecom, Inc. Class A (D)	1,164

		6,190

	Total common stock (cost $35,439)	$40,586

WARRANTS — 3.0%
	India — 3.0%
62	Citigroup Global Certificate — Bharti Televentures (H)	$1,369

	Total warrants (cost $684)	$1,369

PREFERRED STOCK — 5.3%
	Brazil — 5.3%
16	Telecomunicacoes de Sao Paulo S.A. (G)	$416
35	Telemar Norte Leste S.A.	2,016

	Total preferred stock (cost $1,318)	$2,432

	Total long-term investments (cost $37,441)	$44,387

Principal
Amount

SHORT-TERM INVESTMENTS — 10.6%
	Repurchase Agreements — 2.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $389, collateralized by FHLMC 5.00%, 2035, value of $396)
$389	1.98% dated 04/30/2008	$389
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $191, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $194)
191	2.00% dated 04/30/2008	191
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $—, collateralized by U. S. Treasury Note 3.63%, 2009, value of $—)
—	1.90% dated 04/30/2008	—
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $237, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $242)
237	2.00% dated 04/30/2008	237
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $228, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $233)
228	1.96% dated 04/30/2008	228

		1,045

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Securities Purchased with Proceeds from Security Lending — 8.3%
	Cash Collateral Reinvestment Fund:
$3,810	Goldman Sachs FS Prime Obligation/Institutional Fund		$3,810

	Total short-term investments (cost $4,855)		$4,855

	Total investments (cost $42,296) (C)	107.5%	$49,242
	Other assets and liabilities	(7.5)%	(3,437)

	Total net assets	100.0%	$45,805

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 83.39% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $42,945 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,533
Unrealized Depreciation	(2,236)

Net Unrealized Appreciation	$6,297

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
08/2005 – 01/2008	62	Citigroup Global Certificate - Bharti Televentures - 144A	$684

The aggregate value of these securities at April 30, 2008 was $1,369 which represents 2.99% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

South African Rand (Sell)	$91	$91	05/09/08	$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of April 30, 2008

Percentage of
Industry	Net Assets
Electrical Equipment Manufacturing — Component Other	1.4%

Internet Providers & Web Search Portal	4.0

Other Telecommunications	32.9

Telecommunication Resellers	8.7

Wired Telecommunications Carriers	9.1

Wireless Communications Services	8.8

Wireless Telecommunications Carriers	32.0

Short-Term Investments	10.6

Other Assets and Liabilities	(7.5)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 94.6%
	Argentina — 0.0%
—	Telecom de Argentina ADR (D)	$5
	Australia — 1.3%
1	BHP Billiton Ltd. ADR	48
5	Cockatoo Ridge Wines	—
1	Rio Tinto Ltd.	147
—	Westfield Group	5
—	Woodside Petroleum Ltd.	18
6	Zinifex Ltd.	59

		277

	Austria — 0.6%
2	OMV AG	132
	Belgium — 0.7%
—	Groupe Bruxelles Lambert S.A.	18
2	UCB S.A.	75
1	Umicore (D)	42

		135

	Brazil — 3.5%
—	Amil Participacoes S.A.	2
2	Banco Itau Holding Financeira S.A.	59
3	Bolsa De Mercadorias e Futuros	25
2	Bovespa Holding S.A.	23
—	Brasil Brokers Participacoes (D)	49
1	Brasil Telecom S.A. ADR	32
—	Companhai Braasileira de Distribuicao Grupo Pao de Acucar ADR	18
1	Companhia Energetica de Minas Gerais ADR	12
11	Companhia Vale do Rio Doce ADR	416
1	Dufry South America Ltd. (D)	14
2	Marisa S.A.	5
1	Petroleo Brasileiro S.A. ADR	61
—	Profarma Distribuidora	4
—	Tele Norte Leste Participacoes S.A. ADR	9
—	Trisul S.A.	1

		730

	Canada — 6.5%
2	Agrium, Inc.	134
1	Agrium, Inc. ADR	104
3	Bank of Montreal	141
1	Bank of Nova Scotia	62
—	Brookfield Asset Management, Inc.	8
2	Cameco Corp.	57
1	Canadian Imperial Bank of Commerce	37
2	Canadian Natural Resources Ltd. ADR	170
1	Canadian Oil SandsTrust	27
1	Canadian Western Bank	32
—	EnCana Corp.	24
3	First National Financial, Inc.	35
2	Husky Energy, Inc.	99
—	MDC Partners, Inc. (D)	4
—	Petro-Canada	15
—	Potash Corp. of Saskatchewan, Inc.	74
—	Potash Corp. of Saskatchewan, Inc. ADR	69
—	Research In Motion Ltd. (D)	45
—	Suncor Energy, Inc.	34
1	Talisman Energy, Inc.	14
3	Talisman Energy, Inc. ADR	65
—	Telus Corp.	4
1	The Toronto-Dominion Bank	39
1	The Toronto-Dominion Bank ADR	57

		1,350

	China — 1.2%
—	Airmedia Group, Inc. (D)	6
155	Bank of China Ltd.	79
26	China Dongxiang Group Co. (D)	11
42	Datang International Power	29
2	Focus Media Holding Ltd. ADR (D)	60
6	Foxconn International Holdings Ltd. (D)	9
17	Golden Eagle Retail Group Ltd.	17
1	Parkson Retail Group Ltd.	13
17	People’s Food Holdings	14
1	Sino-Ocean Land Holdings Ltd. (D)	1
12	Tingyi Holding Corp.	16
30	Yantai North Andre	2

		257

	Denmark — 0.1%
—	H. Lundbeck A/S	10
	Egypt — 0.5%
—	Mobinil-Egyptian Mobile Service	6
1	Orascom Hotels & Development (D)	24
1	Orascom Telecom Holding SAE GDR	75

		105

	France — 4.9%
—	Accor S.A.	3
—	Alstom RGPT	17
3	Axa S.A.	94
—	BNP Paribas	36
1	Bouygues S.A.	65
1	Carrefour S.A.	46
—	Compagnie Generale de Geophysique-Veritas (D)	25
—	Electricite de France	11
1	France Telecom S.A.	20
—	Gaz de France	12
—	Ipsen	21
—	Neuf Cegtel	8
—	Pernod-Ricard	24
1	Peugeot S.A.	86
4	Rhodia S.A. (D)	81
2	Safran S.A.	33
1	Sanofi-Aventis S.A.	50
2	Sanofi-Aventis S.A. ADR	70
1	Societe Generale Class A	117
1	Suez S.A.	44
1	Total S.A. ADR	59
—	Unibail	77
—	Vivendi S.A. (D)	10

		1,009

	Germany — 3.8%
—	Adidas-Salomon AG	16
—	Beiersdorf AG (D)	35
1	Commerzbank AG	50
—	Deutsche Boerse AG	52
1	Deutsche Postbank AG	61
1	Deutsche Telekom AG	13

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Germany — (continued)
1	E.On AG	$255
1	Fresenius Medical Care AG ADR	27
1	Hochtief AG	53
—	Metro AG	7
—	Muenchener Rueckversicherungs-Gesellschaft AG	53
—	Patrizia Immobilien AG	1
1	Siemens AG	170

		793

	Greece — 0.3%
—	C Rokas S.A. (D)	9
1	Piraeus Bank S.A.	43

		52

	Hong Kong — 0.8%
1	ASM Pacific Technology	10
60	China Foods Ltd.	35
1	China Mobile Ltd.	15
16	China Overseas Land & Investment Ltd.	34
1	China Resources Land Ltd.	2
2	Hong Kong Exchanges & Clearing Ltd.	39
1	Hopson Development Holdings Ltd.	2
1	Kerry Properties Ltd.	3
14	Peace Mark Holdings Ltd.	16
4	Shangri-La Asia Ltd.	11
8	Shenzhen International Holdings	1

		168

	India — 0.1%
—	HDFC Bank Ltd. ADR	23
	Indonesia — 0.2%
1	P.T. Telekomunikasi Indonesia ADR	42
	Ireland — 0.3%
2	Elan Corp. plc ADR (D)	64
	Israel — 0.3%
—	Cellcom Israel Ltd.	7
1	Partner Communications Co., Ltd. ADR	18
1	Teva Pharmaceutical Industries Ltd. ADR	43

		68

	Italy — 0.9%
3	Enel S.p.A.	36
—	Eni S.p.A.	31
15	Intesa Sanpaolo	113
8	Telecom Italia S.p.A.	13

		193

	Japan — 6.0%
—	Aoyama Trading Co., Ltd.	8
2	Astellas Pharma, Inc.	91
1	Canon, Inc.	30
2	Daiichi Sankyo Co., Ltd.	66
4	Eisai Co., Ltd.	138
—	Fast Retailing Co., Ltd.	9
5	Hino Motors Ltd.	34
4	Honda Motor Co., Ltd.	135
—	Iino Kaiun Kaisha Ltd.	3
—	Japan Airport Terminal	1
—	Japan Petroleum Exploration Co., Ltd.	14
—	Japan Tobacco, Inc.	379
2	Konica Minolta Holdings, Inc.	23
4	Mitsubishi Estate Co., Ltd.	108
3	Mitsui & Co., Ltd.	70
1	Mitsui Fudosan Co., Ltd.	15
—	NTT Urban Development Corp.	2
—	Ryohin Keikaku Co., Ltd.	16
4	Shionogi & Co., Ltd.	68
—	Sky Perfect Jsat	5
—	Sumitomo Realty & Development Co., Ltd.	2
—	Sumitomo Warehouse	1
7	Tokyo Gas Co., Ltd.	27
—	Tokyu Corp.	1
—	Yaskawa Electric Corp.	3

		1,249

	Luxembourg — 0.2%
—	Gagfah S.A.	2
—	Millicom International Cellular S.A. (D)	42

		44

	Malaysia — 0.5%
50	AMMB Holdings Berhad	60
40	YTL Power International Bhd	32

		92

	Mexico — 0.1%
—	America Movil S.A.B. de C.V. ADR	4
3	Wal-Mart de Mexico	10

		14

	Netherlands — 2.5%
4	Aegon N.V.	66
2	ASML Holding N.V.	50
3	ING Groep N.V.	122
—	Spazio Investment N.V.	1
8	Unilever N.V. CVA	279

		518

	Norway — 1.0%
4	DNB Nor ASA (D)	57
1	Seadrill Ltd.	33
2	Sparebanken Midt-Norge	19
1	StatoilHydro ASA ADR	25
3	Telenor ASA	63

		197

	Philippines — 0.0%
4	First Phil Holdings	4
40	PNOC Energy Development	5

		9

	Russia — 2.5%
1	AFK Sistema GDR	18
1	Lukoil ADR	107
1	Mobile Telesystems OJSC ADR	109
3	OAO Gazprom ADR	170
1	Severstal GDR (K)	36

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Russia — (continued)
1	Uralkali (D)(K)	$43
1	Vimpel-Communications ADR	33

		516

	Singapore — 0.7%
22	Banyan Tree Holdings Ltd.	23
8	DBS Group Holdings Ltd.	117

		140

	South Africa — 0.6%
17	African Bank Investments Ltd.	60
4	MTN Group Ltd.	70

		130

	Spain — 1.0%
2	Banco Bilbao Vizcaya Argentaria S.A.	53
5	Iberdrola Renovables (D)	34
1	Laboratorios Almiral S.A. (D)	11
1	Repsol-YPF S.A. ADR	24
1	Telefonica S.A.	20
1	Telefonica S.A. ADR	58

		200

	Sweden — 1.1%
1	Atlas Copco Ab	10
1	Hennes & Mauritz Ab	32
—	Modern Times Group	5
7	Swedish Match Ab	153
1	Volvo Ab	20

		220

	Switzerland — 3.4%
1	Credit Suisse Group	65
—	Dufry Group	26
2	Julius Baer Holding Ltd.	155
1	Nestle S.A.	265
1	Paris RE Holdings Ltd. (D)	20
—	Swiss Life Holding	76
—	Syngenta AG	37
—	Synthes, Inc.	24
—	Temenos Group AG (D)	9
1	UBS AG Rights (D)	1
1	UBS AG (D)	30

		708

	Taiwan — 0.5%
9	Hon Hai Precision Industry Co., Ltd. (K)	99
	Turkey — 0.4%
4	Turkcell Iletisim Hizmetleri ADR (D)	84
	United Kingdom — 5.0%
12	Aberdeen Asset Management plc	33
1	Admiral Group plc	19
1	AstraZeneca plc	38
2	AstraZeneca plc ADR	95
2	BG Group plc	48
1	BHP Billiton plc	24
1	BP plc ADR	36
1	British Land Co. plc	10
1	Burberry Group plc	11
2	Cadbury Schweppes plc	26
1	Dail Mail & General Trust Class A	7
1	Dawnay Day Sirius	1
1	Dawnay Day Treveria plc	1
3	Debenhams plc	3
—	Derwent London plc	3
2	easyJet plc (D)	10
1	Eurasian Natural Resources Corp. (D)	32
—	Eurocastle Investment Ltd.	1
—	Great Portland Est	1
—	Hammerson plc	8
1	Informa Group plc	6
4	Moneysupermarket.com	9
2	National Grid plc	24
41	Old Mutual plc	105
1	Reckitt Benckiser Group plc	50
1	Reed Elsevier plc	8
7	Rexam plc	60
8	Rolls-Royce Group plc	67
602	Rolls-Royce Group plc Class B (A)(D)(H)	1
1	Royal Dutch Shell plc	56
—	Songbird Estates plc	1
3	Standard Chartered plc	121
3	Thus Group plc (D)	6
2	Vedanta Resources plc	79
—	Xstrata plc	27
1	Yell Group plc	2

		1,029

	United States — 43.1%
3	Abbott Laboratories	164
1	Accenture Ltd. Class A	54
2	ACE Ltd.	136
—	Advance Automotive Parts, Inc.	8
1	Aetna, Inc.	32
—	Alleghany Corp. (D)	35
1	American Apparel, Inc. (D)	6
—	American Eagle Outfitters, Inc.	8
1	American Electric Power Co., Inc.	31
—	American Tower Corp. Class A (D)	9
—	AMETEK, Inc.	11
—	Amgen, Inc. (D)	18
5	AMR Corp. (D)	48
1	Amylin Pharmaceuticals, Inc. (D)	31
1	Applied Materials, Inc.	22
—	Arbitron, Inc.	1
—	Assurant, Inc.	20
—	Atlantic Tele-Network, Inc.	4
2	Automatic Data Processing, Inc.	88
1	Aventine Renewable Energy Holdings, Inc. (D)	6
—	Avon Products, Inc.	18
1	Baker Hughes, Inc.	89
5	Bank of America Corp.	203
1	Barr Pharmaceuticals, Inc. (D)	69
—	Beckman Coulter, Inc.	33
—	Becton, Dickinson & Co.	29
—	Best Buy Co., Inc.	6
—	BMC Software, Inc. (D)	10
—	Boeing Co.	33
—	Boston Properties, Inc.	6
2	Bristol-Myers Squibb Co.	48

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	United States — (continued)
1	Broadcom Corp. Class A (D)	$21
1	Bunge Ltd. Finance Corp.	78
2	C.H. Robinson Worldwide, Inc.	112
—	Cabot Oil & Gas Corp.	23
1	Capital One Financial Corp.	74
—	Carlisle Cos., Inc.	3
—	CenterPoint Energy, Inc.	5
—	Central European Media Enterprises Ltd. (D)	16
1	Cephalon, Inc. (D)	44
1	Chevron Corp.	58
1	Church & Dwight Co., Inc.	32
1	Ciena Corp. (D)	21
—	Clear Channel Communications, Inc.	7
1	Coca-Cola Co.	44
—	Collective Brands, Inc. (D)	4
1	CommScope, Inc. (D)	38
—	comScore, Inc. (D)	2
2	Comverse Technology, Inc. (D)	39
1	ConocoPhillips Holding Co.	60
—	Consol Energy, Inc.	32
5	Corning, Inc.	141
1	Costco Wholesale Corp.	36
5	Covenant Transport (D)	31
1	Coventry Health Care, Inc. (D)	43
1	Covidien Ltd.	29
—	CTC Media, Inc. (D)	8
2	Danaher Corp.	131
—	Darden Restaurants, Inc.	9
—	Devon Energy Corp.	23
—	DirecTV Group, Inc. (D)	8
5	Discover Financial Services	91
—	DISH Network Corp. (D)	2
—	DPL, Inc.	6
—	DreamWorks Animation SKG, Inc. (D)	10
1	DST Systems, Inc. (D)	44
—	Duke Energy Corp.	4
—	Eclipsys Corp. (D)	10
3	Electronic Arts, Inc. (D)	169
2	Eli Lilly & Co.	110
—	Entergy Corp.	11
—	EOG Resources, Inc.	52
—	Equinix, Inc. (D)	35
1	Equitable Resources, Inc.	35
—	Equity Residential Properties Trust	6
—	Everest Re Group Ltd.	18
2	Exelon Corp.	199
1	Exxon Mobil Corp.	84
1	Fairchild Semiconductor International, Inc. (D)	14
1	FedEx Corp.	97
—	FirstEnergy Corp.	14
1	FMC Corp.	51
11	Ford Motor Co. (D)	94
—	Forest City Enterprises, Inc. Class A	4
1	Forest Laboratories, Inc. (D)	49
1	Forward Air Corp.	44
1	FPL Group, Inc.	65
—	Freeport-McMoRan Copper & Gold, Inc.	34
5	Gap, Inc.	102
1	Genentech, Inc. (D)	34
—	General Growth Properties, Inc.	8
1	Gilead Sciences, Inc. (D)	52
—	Goldman Sachs Group, Inc.	57
—	Google, Inc. (D)	108
2	Halliburton Co.	73
—	Hanesbrands, Inc. (D)	9
3	Health Management Associates, Inc. Class A (D)	20
—	Herbalife Ltd.	3
—	Hess Corp.	21
3	Hewlett-Packard Co.	143
1	Home Depot, Inc.	35
1	Honeywell International, Inc.	46
—	Hormel Foods Corp.	5
1	Hospira, Inc. (D)	25
3	Host Hotels & Resorts, Inc.	48
2	Hub Group, Inc. (D)	64
2	Huntington Bancshares, Inc.	17
—	Illinois Tool Works, Inc.	15
—	Ingersoll-Rand Co. Class A	8
1	Ingram Micro, Inc. (D)	23
1	Intel Corp.	23
4	Invesco Ltd.	108
1	J.B. Hunt Transport Services, Inc.	20
1	Kimberly-Clark Corp.	52
—	Kimco Realty Corp.	7
1	Kohl’s Corp. (D)	31
1	LAM Research Corp. (D)	37
—	Live Nation, Inc. (D)	6
1	Lockheed Martin Corp.	101
—	Longs Drug Stores Corp.	18
1	Macy’s, Inc.	18
—	Manpower, Inc.	19
1	Marathon Oil Corp.	23
—	Marriott International, Inc. Class A	5
1	Marvell Technology Group Ltd. (D)	19
4	Maxim Integrated Products, Inc.	76
1	MBIA, Inc.	11
—	McAfee, Inc. (D)	14
4	McKesson Corp.	184
1	Medicines Co. (D)	20
3	Medtronic, Inc.	149
10	Microsoft Corp.	273
2	Millennium Pharmaceuticals, Inc. (D)	55
—	Monster Worldwide, Inc. (D)	9
—	Moody’s Corp.	6
—	Nabors Industries Ltd. (D)	8
4	NetApp, Inc. (D)	89
3	Newell Rubbermaid, Inc.	53
—	Newfield Exploration Co. (D)	12
1	News Corp. Class A	14
1	NII Holdings, Inc. Class B (D)	36
—	Noble Energy, Inc.	26
1	Northeast Utilities	16
—	Northrop Grumman Corp.	18
1	Occidental Petroleum Corp.	50
2	Och-Ziff Capital Management Group	43
1	Omniture, Inc. (D)	16
5	ON Semiconductor Corp. (D)	37
—	Onyx Pharmaceuticals, Inc. (D)	11
—	OSI Pharmaceuticals, Inc. (D)	16
1	P. F. Chang’s China Bistro, Inc. (D)	19
—	Panera Bread Co. Class A (D)	22

The accompanying notes are an integral part of these financial statements.

The Hartford Global Equity Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	United States — (continued)
1	PDL Biopharma, Inc. (D)	$10
—	Peabody Energy Corp.	18
—	Pentair, Inc.	17
—	PepsiCo, Inc.	21
2	Phillip Morris International, Inc. (D)	87
2	Pier 1 Imports, Inc. (D)	19
6	Popular, Inc.	80
—	PPL Corp.	11
1	Praxair, Inc.	108
—	Precision Castparts Corp.	11
—	Progress Energy, Inc.	4
—	Public Service Enterprise Group, Inc.	13
4	Qualcomm, Inc.	186
—	Questar Corp.	24
—	R.H. Donnelley Corp. (D)	1
—	Raytheon Co.	15
1	Red Hat, Inc. (D)	19
1	Red Robin Gourmet Burgers, Inc. (D)	23
1	Regeneron Pharmaceuticals, Inc. (D)	12
—	Reynolds American, Inc.	12
—	Ross Stores, Inc.	15
3	Saia, Inc. (D)	43
9	Schering-Plough Corp.	164
1	Schlumberger Ltd.	50
1	Sealed Air Corp.	28
1	Shine Media Acquisition Corp. (D)	6
1	Sierra Pacific Resources	16
—	Simon Property Group, Inc.	12
2	Skyworks Solutions, Inc. (D)	18
13	Smurfit-Stone Container Corp. (D)	69
—	Southern Union Co.	6
—	SPX Corp.	10
1	St. Jude Medical, Inc. (D)	36
3	Staples, Inc.	65
1	State Street Corp.	43
—	Sunrise Senior Living, Inc. (D)	2
—	Teradata Corp. (D)	3
1	Tibco Software, Inc. (D)	5
1	Time Warner Telecom, Inc. Class A (D)	16
1	Time Warner, Inc.	10
—	TJX Cos., Inc.	15
—	Transocean, Inc.	30
1	Ulta Salon, Cosmetics & Fragrances, Inc. (D)	16
3	UnitedHealth Group, Inc.	88
—	Universal Health Services, Inc. Class B	19
2	Unum Group	37
6	US Airways Group, Inc. (D)	48
1	UTI Worldwide, Inc.	21
1	Valero Energy Corp.	24
—	Varian Semiconductor Equipment Associates, Inc. (D)	15
1	VeriSign, Inc. (D)	21
1	Vertex Pharmaceuticals, Inc. (D)	15
4	Viacom, Inc. Class B (D)	140
1	Visa, Inc. (D)	75
—	Vornado Realty Trust	11
1	Walgreen Co.	29
3	Wal-Mart Stores, Inc.	169
1	Walt Disney Co.	22
3	Washington Mutual, Inc.	34
—	Waste Management, Inc.	1
1	Weatherford International Ltd. (D)	65
4	Western Union Co.	96
—	Williams Cos., Inc.	4
—	Wisconsin Energy Corp.	6
2	Wyeth	103
—	XM Satellite Radio Holdings, Inc. Class A (D)	4
—	XTO Energy, Inc.	12
—	Zimmer Holdings, Inc. (D)	17

		8,931

	Total common stock (cost $18,973)	$19,593

WARRANTS — 0.1%
	India — 0.1%
1	Citigroup Global Certificate — Bharti Televentures (H)	17

	Total warrants (cost $16)	$17

EXCHANGE TRADED FUNDS — 1.2%
	United States — 1.2%
1	Industrial Select S&P Depository Receipt	$43
—	Ishares Goldman Sachs Tech I Index Fund	16
3	Ishares MSCI EAFE Index Fund	190

	Total exchange traded funds (cost $238)	$249

PREFERRED STOCK — 0.9%
	Brazil — 0.9%
1	Banco Itau Holding	$41
1	Petroleo Brasileiro S.A. ADR	132
—	Telecomunicacoes de Sao Paulo S.A.	5
—	Telemar Norte Leste S.A.	17

	Total preferred stock (cost $184)	$195

	Total long-term investments (cost $19,411)	$20,054

Principal
Amount

SHORT-TERM INVESTMENTS — 2.0%
	Repurchase Agreements — 2.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $150, collateralized by FHLMC 5.00%, 2035, value of $153)
$150	1.98% dated 05/01/2008	$150
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $74, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $75)
74	2.00% dated 05/01/2008	74

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $—, collateralized by U. S. Treasury Note 3.63%, 2009, value of $—)
$—	1.90% dated 05/01/2008		$—
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $92, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $93)
92	2.00% dated 05/01/2008		92
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $88, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $90)
88	1.96% dated 05/01/2008		88

	Total short-term investments (cost $404)		$404

	Total investments (cost $19,815) (C)	98.8%	$20,458
	Other assets and liabilities	1.2%	246

	Total net assets	100.0%	$20,704

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 52.52% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $19,815 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,159
Unrealized Depreciation	(516)

Net Unrealized Appreciation	$643

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $1, which represents 0.00% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $178 or 0.86% of net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
02/2008	1	Citigroup Global Certificate - Bharti Televentures - 144A	$16
02/2008	602	Rolls-Royce Group plc Class B	1

The aggregate value of these securities at April 30, 2008 was $18 which represents 0.09% of total net assets.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Mini Futures	2	Long	Jun 2008	$5

* The number of contracts does not omit 000’s.

Cash of $7 was pledged as initial margin deposit for open futures contracts at April 30, 2008.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$67	$66	05/02/08	$(1)
Euro (Sell)	7	7	05/02/08	—
Euro (Buy)	33	33	05/05/08	—
Euro (Sell)	9	9	05/05/08	—
Norwegian Krone (Buy)	23	23	05/02/08	—

				$(1)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of April 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	9.6

Capital Goods	1.9

Consumer Cyclical	7.9

Consumer Staples	7.0

Energy	10.3

Finance	21.7

Health Care	12.4

Services	4.8

Technology	15.1

Transportation	1.3

Utilities	4.8

Short-Term Investments	2.0

Other Assets and Liabilities	1.2

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Financial Services Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 91.0%
	Canada — 16.5%
27	Bank of Montreal	$1,363
28	Bank of Nova Scotia	1,315
9	Canadian Imperial Bank of Commerce	670
2	Canadian Imperial Bank of Commerce ADR	118
28	Canadian Western Bank	690
55	First National Financial, Inc.	707
3	Gluskin Sheff Associates, Inc.	77
18	Toronto-Dominion Bank	1,182

		6,122

	China — 1.7%
1,273	Bank of China Ltd.	649
	France — 7.6%
24	AXA S.A. (G)	889
7	BNP Paribas	749
10	Societe Generale Class A	1,206

		2,844

	Germany — 2.9%
6	Muenchener Rueckversicherungs-Gesellschaft AG	1,088
	Italy — 4.1%
204	Intesa Sanpaolo	1,519
	Netherlands — 6.8%
75	Aegon N.V.	1,202
35	ING Groep N.V.	1,338

		2,540

	Norway — 4.0%
74	DNB Nor ASA (D)	1,097
39	Sparebanken Midt-Norge	391

		1,488

	Singapore — 2.6%
66	DBS Group Holdings Ltd.	966
	South Africa — 2.7%
286	African Bank Investments Ltd. (Q)	999
	Switzerland — 5.9%
16	Julius Baer Holding Ltd.	1,148
16	Paris RE Holdings Ltd. (D)	359
2	Swiss Life Holding	678

		2,185

	United Kingdom — 6.6%
246	Aberdeen Asset Management plc	689
392	Old Mutual plc	988
22	Standard Chartered plc	776

		2,453

	United States — 29.6%
17	ACE Ltd.	1,001
3	Alleghany Corp. (D)#	924
33	Bank of America Corp.	1,228
28	Capital One Financial Corp.	1,500
103	Discover Financial Services, Inc.	1,874
63	Invesco Ltd.	1,613
46	Och-Ziff Capital Management Group	883
69	Popular, Inc. (G)	864
33	Unum Group	768
30	Washington Mutual, Inc. (G)	363

		11,018

	Total common stock (cost $34,447)	$33,871

PREFERRED STOCK — 3.8%
	Brazil — 2.1%
27	Banco Itau Holding	$794
	United States — 1.7%
—	Washington Mutual, Inc. with Warrants (D)(A)(H)(X)	632

	Total preferred stock (cost $1,159)	$1,426

	Total long-term investments (cost $35,606)	$35,297

Principal
Amount

SHORT-TERM INVESTMENTS — 12.8%
	Repurchase Agreements — 7.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $988, collateralized by FHLMC 5.00%, 2035, value of $1,008)
$988	1.98% dated 04/30/2008	$988
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $485, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $494)
485	2.00% dated 04/30/2008	485
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1, collateralized by U. S. Treasury Note 3.63%, 2009, value of $1)
1	1.90% dated 04/30/2008	1
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $602, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $614)
602	2.00% dated 04/30/2008	602
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $580, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $592)
580	1.96% dated 04/30/2008	580

		2,656

Shares

	Securities Purchased with Proceeds from Security Lending — 5.7%
	Cash Collateral Reinvestment Fund:
1,078	Goldman Sachs FS Prime Obligation/Institutional Fund	1,078

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Securities Purchased with Proceeds from Security Lending — (continued)

	Cash Collateral Reinvestment Fund: — (continued)
$1,026	Mellon GSL DBT II Collateral Fund (H)		$1,026

			2,104

	Total short-term investments (cost $4,760)		$4,760

	Total investments (cost $40,366) (C)	107.6%	$40,057
	Other assets and liabilities	(7.6)%	(2,821)

	Total net assets	100.0%	$37,236

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 63.50% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $40,504 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,401
Unrealized Depreciation	(1,848)

Net Unrealized Depreciation	$(447)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $632, which represents 1.70% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(X)	Convertible security.

(G)	Security is partially on loan at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $110.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	—	Washington Mutual, Inc. with Warrants	$500
12/2007 – 04/2008	1,026	Mellon GSL DBT II Collateral Fund	$1,026

The aggregate value of these securities at April 30, 2008 was $1,658, which represents 4.45% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$333	$331	05/01/08	$(2)
Australian Dollar (Sell)	354	349	05/02/08	(5)
British Pound (Buy)	271	271	05/01/08	—
Euro (Buy)	636	637	05/02/08	(1)
Euro (Buy)	29	29	05/05/08	—
Norwegian Krone (Buy)	516	515	05/02/08	1
Singapore Dollar (Buy)	44	44	05/02/08	—
Singapore Dollar (Buy)	59	59	05/05/08	—
South African Rand (Buy)	110	109	05/08/08	1
Swiss Franc (Buy)	200	200	05/02/08	—

				$(6)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of April 30, 2008

Percentage of
Industry	Net Assets
Commercial Banking	11.5%

Consumer Lending	2.7

Depository Credit Banking	24.6

Insurance Carriers	19.4

International Trade Financing (Foreign Banks)	9.8

Monetary Authorities — Central Bank	2.6

Nondepository Credit Banking	9.1

Other Financial Investment Activities	6.0

Real Estate Credit (Mortgage Banking)	4.6

Securities, Commodities and Brokerage	4.5

Short-Term Investments	12.8

Other Assets and Liabilities	(7.6)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.3%
	Basic Materials — 9.4%
425	BHP Billiton plc	$15,170
212	Cameco Corp.	7,404
238	Companhia Vale do Rio Doce ADR	9,313
65	Potash Corp. of Saskatchewan, Inc.	12,030
105	Praxair, Inc. (G)	9,569
179	Xstrata plc	13,909

		67,395

	Capital Goods — 6.4%
57	Alstom RGPT	13,006
90	Boeing Co.	7,671
185	Gamesa Corporacion Tecnologica S.A.	8,911
177	International Game Technology	6,139
97	Vestas Wind Systems A/S (D)	10,517

		46,244

	Consumer Cyclical — 7.6%
352	Arcandor AG (D)(G)	6,579
2,182	China Communications Construction Co., Ltd.	5,182
99	Daimler AG	7,720
59	LG Electronics, Inc. (D)	9,111
473	Mitsui & Co., Ltd.	11,109
28	Nintendo Co., Ltd.	15,257

		54,958

	Consumer Staples — 4.5%
30	Nestle S.A.	14,360
162	Reckitt Benckiser Group plc	9,442
261	Unilever N.V. CVA	8,696

		32,498

	Energy — 8.8%
69	Diamond Offshore Drilling, Inc.	8,679
35	Hess Corp.	3,664
190	Nabors Industries Ltd. (D)	7,121
111	Schlumberger Ltd.	11,171
429	Seadrill Ltd.	12,928
75	Suncor Energy, Inc.	8,486
130	Ultra Petroleum Corp. (D)	10,832

		62,881

	Finance — 9.6%
420	Bolsa De Mercadorias e Futuros	4,269
51	Deutsche Boerse AG (G)	7,455
49	Goldman Sachs Group, Inc.	9,396
112	Julius Baer Holding Ltd.	8,177
1,073	Man Group plc	12,277
279	MF Global Ltd. (D)	3,673
124	National Bank of Greece	6,841
47	Societe Generale Class A	5,424
469	Sun Hung Kai Properties Ltd.	8,196
292	Washington Mutual, Inc. PIPE (A)(H)	3,231

		68,939

	Health Care — 9.7%
181	Allergan, Inc.	10,175
241	CSL Ltd.	9,020
412	Elan Corp. plc ADR (D)(G)	10,837
193	Gilead Sciences, Inc. (D)	9,974
88	Monsanto Co.	10,034
251	St. Jude Medical, Inc. (D)	10,984
186	Teva Pharmaceutical Industries Ltd. ADR	8,710

		69,734

	Services — 3.1%
61	FedEx Corp.	5,819
176	Focus Media Holding Ltd. ADR (D)(G)	6,507
132	Las Vegas Sands Corp. (D)(G)	10,076

		22,402

	Technology — 32.6%
362	ABB Ltd.	11,036
141	America Movil S.A.B de C.V. ADR	8,161
370	American Tower Corp. Class A (D)	16,074
52	Apple, Inc. (D)	9,115
360	ASML Holding N.V.	10,213
506	Corning, Inc.	13,510
120	Danaher Corp. (G)	9,362
478	Electronic Arts, Inc. (D)(G)	24,577
16	Google, Inc. (D)	9,361
165	Hewlett-Packard Co.	7,648
299	Hologic, Inc. (D)(G)	8,722
1,447	Hon Hai Precision Industry Co., Ltd.	8,364
664	Metropcs Communications, Inc. (D)(G)	13,037
420	Microsoft Corp.	11,964
100	Millicom International Cellular S.A. (D)	10,769
359	Nokia Corp.	10,801
582	Oracle Corp. (D)	12,139
261	Qualcomm, Inc.	11,290
102	Research In Motion Ltd. (D)	12,345
60	Siemens AG	7,073
308	Telefonica S.A.	8,852

		234,413

	Transportation — 2.8%
83	General Dynamics Corp.	7,505
233	Royal Caribbean Cruises Ltd.	7,445
181	Ryanair Holdings plc ADR (D)(G)	4,902

		19,852

	Utilities — 3.8%
1,643	Iberdrola Renovables (D)	11,931
96	Sunpower Corp. (D)(G)	8,404
153	Suntech Power Holdings Co., Ltd. ADR (D)(G)	6,844

		27,179

	Total common stock (cost $585,873)	$706,495

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
PREFERRED STOCK — 0.4%
	Finance — 0.4%
—	Washington Mutual, Inc. (A)(D)(H)(X)		$2,528

	Total preferred stock (cost $2,000)		$2,528

	Total long-term investments (cost $587,873)		$709,023

Principal
Amount

SHORT-TERM INVESTMENTS — 13.0%
	Repurchase Agreements — 2.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $7,087, collateralized by FHLMC 5.00%, 2035, value of $7,228)
$7,086	1.98% dated 04/30/2008		$7,086
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,475, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $3,544)
3,475	2.00% dated 04/30/2008		3,475
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $7, collateralized by U. S. Treasury Note 3.63%, 2009, value of $7)
7	1.90% dated 04/30/2008		7
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,320, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $4,406)
4,320	2.00% dated 04/30/2008		4,320
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,163, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $4,246)
4,163	1.96% dated 04/30/2008		4,163

			19,051

Shares

	Securities Purchased with Proceeds from Security Lending — 10.4%
	Cash Collateral Reinvestment Fund:
36,575	Goldman Sachs FS Prime Obligation/Institutional Fund		36,575
38,043	Mellon GSL DBT II Collateral Fund (H)		38,042

			74,617

	Total short-term investments (cost $93,668)		$93,668

	Total investments (cost $681,541) (C)	111.7%	$802,691
	Other assets and liabilities	(11.7)%	(83,906)

	Total net assets	100.0%	$718,785

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 55.39% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $682,109 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$144,861
Unrealized Depreciation	(24,279)

Net Unrealized Appreciation	$120,582

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008 was $5,759, which represents 0.80% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	—	Washington Mutual, Inc. Preferred Stock	$2,000
04/2008	292	Washington Mutual, Inc. PIPE - Reg D	2,556
12/2007 – 04/2008	38,043	Mellon GSL DBT II Collateral Fund	$38,043

The aggregate value of these securities at April 30, 2008 was $43,801, which represents 6.09% of total net assets.

PIPE — Private Investment in Public Equity.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$3,625	$3,632	05/02/08	$(7)
Euro (Buy)	1,187	1,183	05/05/08	4
Euro (Buy)	720	719	05/06/08	1

				$(2)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Growth Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Diversification by Country
 as of April 30, 2008

Percentage of
Country	Net Assets
Australia	1.2%

Brazil	1.9

Canada	5.6

China	2.6

Denmark	1.5

Finland	1.5

France	2.6

Germany	4.0

Greece	0.9

Hong Kong	1.1

Ireland	2.2

Israel	1.2

Japan	3.7

Luxembourg	1.5

Mexico	1.1

Netherlands	2.6

Norway	1.8

South Korea	1.3

Spain	4.1

Switzerland	4.7

Taiwan	1.2

United Kingdom	7.1

United States	43.3

Short-Term Investments	13.0

Other Assets and Liabilities	(11.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Health Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — 99.2%
	Drugs & Druggists Sundries Wholesalers — 4.5%
713	McKesson Corp.		$37,177
	Electromedical Manufacturing — 7.5%
240	Beckman Coulter, Inc.		16,385
937	Medtronic, Inc.		45,594

			61,979

	General Medical and Surgical Hospitals — 2.1%
1,295	Health Management Associates, Inc. Class A (D)(G)		9,234
135	Universal Health Services, Inc. Class B		8,463

			17,697

	Health and Personal Care Stores — 2.8%
181	Longs Drug Stores Corp.		7,263
449	Walgreen Co.		15,633

			22,896

	Individual and Family Services — 0.1%
195	Amil Participacoes S.A.		1,184
	Insurance Carriers — 3.9%
337	Aetna, Inc.		14,684
554	UnitedHealth Group, Inc.		18,063

			32,747

	Medical and Diagnostic Laboratories — 0.7%
318	DiaSorin S.p.A. (D)		5,741
	Medical Equipment & Supplies Manufacturing — 8.7%
144	Becton, Dickinson & Co.		12,909
211	Fresenius Medical Care AG ADR		11,171
400	St. Jude Medical, Inc. (D)		17,530
517	Symmetry Medical, Inc. (D)		7,254
52	Synthes, Inc.		7,087
693	Volcano Corp. (D)		8,203
108	Zimmer Holdings, Inc. (D)		8,002

			72,156

	Outpatient Care Centers — 2.2%
415	Coventry Health Care, Inc. (D)		18,567
	Pharmaceutical & Medicine Manufacturing — 56.0%
297	3SBio, Inc. ADR (D)		3,104
968	Abbott Laboratories		51,036
221	Amgen, Inc. (D)		9,266
376	Amylin Pharmaceuticals, Inc. (D)(G)		10,370
552	Astellas Pharma, Inc.		22,719
442	AstraZeneca plc ADR		18,563
208	Barr Pharmaceuticals, Inc. (D)		10,438
466	Bristol-Myers Squibb Co.		10,227
280	Cephalon, Inc. (D)(G)		17,471
155	Cougar Biotechnology PIPE (D)		3,120
16	Cougar Biotechnology, Inc. (D)(G)		313
989	Cytokinetics, Inc. (D)(G)		3,412
894	Daiichi Sankyo Co., Ltd.		24,642
570	Eisai Co., Ltd. (G)		20,186
929	Elan Corp. plc ADR (D)		24,434
248	Eli Lilly & Co.		11,929
462	Forest Laboratories, Inc. (D)		16,043
562	Gilead Sciences, Inc. (D)		29,099
150	H. Lundbeck A/S (G)		3,697
243	Hospira, Inc. (D)		10,003
108	Ipsen		6,598
228	Laboratorios Almiral S.A. (D)		4,753
136	OSI Pharmaceuticals, Inc. (D)(G)		4,709
136	Profarma Distribuidora		2,442
912	Progenics Pharmaceuticals, Inc. (D)(G)		12,286
580	Sanofi-Aventis S.A. ADR		22,372
1,969	Schering-Plough Corp.		36,244
1,301	Shionogi & Co., Ltd.		25,127
276	Teva Pharmaceutical Industries Ltd. ADR		12,906
490	UCB S.A. (G)		21,078
305	Vertex Pharmaceuticals, Inc. (D)(G)		7,781
193	Wyeth		8,574

			464,942

	Professional Services — Computer System Design and Related — 0.6%
237	Eclipsys Corp. (D)(G)		4,925
	Scientific Research & Development Services — 10.1%
830	Applera Corp. — Celera Group (D)		11,101
509	Exelixis, Inc. (D)(G)		3,870
335	Genentech, Inc. (D)		22,847
1,186	Human Genome Sciences, Inc. (D)(G)		7,770
378	Incyte Corp. (D)(G)		4,105
399	Medicines Co. (D)(G)		7,876
369	Millennium Pharmaceuticals, Inc. (D)		9,185
281	Regeneron Pharmaceuticals, Inc. (D)		5,519
392	Seattle Genetics, Inc. (D)(G)		3,982
831	Zymogenetics, Inc. (D)(G)		7,397

			83,652

	Total common stock (cost $820,473)		$823,663

SHORT-TERM INVESTMENTS — 10.2%
	Securities Purchased with Proceeds from Security Lending — 10.2%
	Cash Collateral Reinvestment Fund:
$85,065	Navigator Prime Portfolio		$85,065

	Total short-term investments (cost $85,065)		$85,065

	Total investments (cost $905,538) (C)	109.4%	$908,728
	Other assets and liabilities	(9.4)%	(78,204)

	Total net assets	100.0%	$830,524

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.63% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

The Hartford Global Health Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $906,983 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,545
Unrealized Depreciation	(66,800)

Net Unrealized Appreciation	$1,745

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

PIPE — Private Investment in Public Equity.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Japanese Yen (Sell)	$2,177	$2,168	05/01/08	$(9)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of April 30, 2008

Percentage of
Country	Net Assets
Belgium	2.5%

Brazil	0.4

China	0.4

Denmark	0.4

France	3.5

Germany	1.4

Ireland	2.9

Israel	1.6

Italy	0.7

Japan	11.2

Spain	0.6

Switzerland	0.9

United Kingdom	2.2

United States	70.5

Short-Term Investments	10.2

Other Assets and Liabilities	(9.4)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Global Technology Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.4%
	Activities Related to Credit Banking — 4.5%
6	Visa, Inc. (D)	$517
97	Western Union Co.	2,238

		2,755

	Business Support Services — 0.3%
7	Iron Mountain, Inc. (D)(G)	199
	Communications Equipment Manufacturing — 9.1%
78	Qualcomm, Inc.	3,347
18	Research In Motion Ltd. (D)	2,165

		5,512

	Computer and Peripheral — 13.5%
68	Hewlett-Packard Co.	3,156
360	Hon Hai Precision Industry Co., Ltd.	2,080
118	NetApp, Inc. (D)	2,851
7	Teradata Corp. (D)	147

		8,234

	Electrical and Electronic Merchandise Wholesalers — 2.8%
11	LG Electronics, Inc. (D)	1,715
	Electrical Equipment Manufacturing — Component Other — 2.8%
30	Ciena Corp. (D)(G)	1,018
14	CommScope, Inc. (D)	656

		1,674

	Employment Services — 1.6%
14	Manpower, Inc.	967
	Industrial Machinery Manufacturing — 1.2%
20	Varian Semiconductor Equipment Associates, Inc. (D)	733
	Industrial Machinery, Equipment Rental & Leasing — 3.1%
109	Comverse Technology, Inc. (D)	1,899
	Internet Providers & Web Search Portal — 5.7%
12	Equinix, Inc. (D)(G)	1,040
4	Google, Inc. (D)	2,455

		3,495

	Management, Scientific, Technical Consulting Service — 2.4%
27	Accenture Ltd. Class A	1,010
18	Monster Worldwide, Inc. (D)	440

		1,450

	Other Telecommunications — 4.7%
88	Corning, Inc.	2,358
309	Foxconn International Holdings Ltd. (D)	478

		2,836

	Professional & Commercial Equipment — 1.9%
67	Ingram Micro, Inc. (D)	1,145
	Professional Services — Computer System Design and Related — 3.7%
28	Automatic Data Processing, Inc.	1,251
16	DST Systems, Inc. (D)(G)	975

		2,226

	Semiconductor, Electronic Component Manufacturing — 20.5%
59	Applied Materials, Inc.	1,094
74	Asm Pacific Technology	507
46	ASML Holding N.V.	1,291
36	Broadcom Corp. Class A (D)	927
51	Fairchild Semiconductor International, Inc. (D)	662
50	Intel Corp.	1,115
44	Lam Research Corp. (D)	1,793
71	Marvell Technology Group Ltd. (D)	913
70	Maxim Integrated Products, Inc.	1,464
242	ON Semiconductor Corp. (D)(G)	1,805
101	Skyworks Solutions, Inc. (D)	874

		12,445

	Software Publishers — 20.6%
13	BMC Software, Inc. (D)	462
64	Electronic Arts, Inc. (D)	3,268
21	McAfee, Inc. (D)	702
189	Microsoft Corp.	5,396
45	Red Hat, Inc. (D)(G)	920
17	Temenos Group AG (D)	464
32	Tibco Software, Inc. (D)	245
29	VeriSign, Inc. (D)(G)	1,042

		12,499

	Total common stock (cost $58,023)	$59,784

Principal
Amount

SHORT-TERM INVESTMENTS — 9.5%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $226, collateralized by FHLMC 5.00%, 2035, value of $230)
$226	1.98% dated 04/30/2008	$226
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $111, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $113)
111	2.00% dated 04/30/2008	111
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $—, collateralized by U. S. Treasury Note 3.63%, 2009, value of $—)
—	1.90% dated 04/30/2008	—
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $138, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $140)
137	2.00% dated 04/30/2008	137

The accompanying notes are an integral part of these financial statements.

The Hartford Global Technology Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $133, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $135)
$133	1.96% dated 04/30/2008		$133

			607

	Securities Purchased with Proceeds from Security Lending — 8.5%
	Cash Collateral Reinvestment Fund:
5,145	Goldman Sachs FS Prime Obligation/Institutional Fund		5,145

	Total short-term investments (cost $5,752)		$5,752

	Total investments (cost $63,775) (C)	107.9%	$65,536
	Other assets and liabilities	(7.9)%	(4,781)

	Total net assets	100.0%	$60,755

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.32% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $64,136 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,904
Unrealized Depreciation	(3,504)

Net Unrealized Appreciation	$1,400

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$73	$73	05/01/08	$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of April 30, 2008

Percentage of
Country	Net Assets
Canada	3.6%

China	0.8

Hong Kong	0.8

Netherlands	2.1

South Korea	2.8

Switzerland	0.8

Taiwan	3.4

United States	84.1

Short-Term Investments	9.5

Other Assets and Liabilities	(7.9)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Allocation Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.1%
EQUITY FUNDS — 79.1%

4,674	The Hartford Capital Appreciation Fund, Class Y		$195,861
2,045	The Hartford Disciplined Equity Fund, Class Y		28,093
2,876	The Hartford Equity Income Fund, Class Y		39,082
2,587	The Hartford Global Growth Fund, Class Y		52,751
343	The Hartford Growth Fund, Class Y		6,203
1,085	The Hartford Growth Opportunities Fund, Class Y		32,621
2,471	The Hartford International Opportunities Fund, Class Y		43,416
3,274	The Hartford International Small Company Fund, Class Y		46,125
1,861	The Hartford Select MidCap Value Fund, Class Y		17,830
3,986	The Hartford Select SmallCap Value Fund, Class Y		36,790
1,498	The Hartford Small Company Fund, Class Y		30,106
2	The Hartford Stock Fund, Class Y		48
10,962	The Hartford Value Fund, Class Y		135,925

	Total equity funds (cost $656,708)		$664,851

FIXED INCOME FUNDS — 20.0%
651	The Hartford Income Fund, Class Y		$6,411
3,113	The Hartford Inflation Plus Fund, Class Y		34,928
4,347	The Hartford Short Duration Fund, Class Y		41,469
8,068	The Hartford Total Return Bond Fund, Class Y		85,197

	Total fixed income funds (cost $168,744)		$168,005

	Total investments in affiliated investment companies (cost $825,452)		$832,856

			Market
Shares			Value (W)
EXCHANGE TRADED FUNDS — 0.8%
10	DJ Wilshire REIT ETF		$781
108	SPDR DJ Wilshire International Real Estate ETF		5,967

	Total investments in exchange traded funds (cost $6,559)		$6,748

	Total investments (cost $832,011) (C)	99.9%	$839,604
	Other assets and liabilities	0.1%	529

	Total net assets	100.0%	$840,133

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $832,191 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,672
Unrealized Depreciation	(18,259)

Net Unrealized Appreciation	$7,413

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.4%
	Basic Materials — 14.6%
221	Agrium, Inc.	$17,468
136	Arch Coal, Inc.	7,798
242	Cameco Corp.	8,452
249	Companhia Vale do Rio Doce ADR	9,722
228	Consol Energy, Inc.	18,490
119	Freeport-McMoRan Copper & Gold, Inc.	13,547
88	Potash Corp. of Saskatchewan, Inc.	16,250
115	Precision Castparts Corp.	13,511
428	Steel Dynamics, Inc.	14,901
138	United States Steel Corp.	21,277
271	Vedanta Resources plc	11,945

		153,361

	Capital Goods — 8.9%
430	ABB Ltd. ADR	13,199
67	Boeing Co.	5,709
236	Caterpillar, Inc.	19,325
261	Cummins, Inc.	16,335
190	Deere & Co.	15,968
109	Gamesa Corporacion Tecnologica S.A.	5,244
217	Honeywell International, Inc.	12,897
44	Vestas Wind Systems A/S (D)	4,748

		93,425

	Consumer Cyclical — 8.6%
259	Coach, Inc. (D)	9,207
1,058	Ford Motor Co. (D)(G)	8,735
192	Foster Wheeler Ltd. (D)	12,258
237	Kohl’s Corp. (D)	11,585
260	NIKE, Inc. Class B	17,394
17	Nintendo Co., Ltd.	9,276
344	Staples, Inc.	7,468
446	Supervalu, Inc.	14,768

		90,691

	Consumer Staples — 1.1%
24	Nestle S.A.	11,399
	Energy — 8.5%
122	EOG Resources, Inc.	15,908
251	Halliburton Co.	11,535
129	Hess Corp.	13,680
31	Occidental Petroleum Corp.	2,589
85	Petroleo Brasileiro S.A. ADR	10,268
140	Transocean, Inc.	20,591
175	Ultra Petroleum Corp. (D)	14,575

		89,146

	Finance — 8.3%
225	AON Corp.	10,202
99	Banco Itau Holding Financeira S.A.	2,773
78	Goldman Sachs Group, Inc.	14,854
395	Invesco Ltd.	10,125
123	Lehman Brothers Holdings, Inc.	5,425
457	MF Global Ltd. (D)	6,016
109	Visa, Inc. (D)	9,088
467	Washington Mutual, Inc. PIPE (A)(H)	5,169
176	Wellpoint, Inc. (D)	8,763
661	Western Union Co.	15,209

		87,624

	Health Care — 10.5%
378	Abbott Laboratories	19,954
270	Covidien Ltd.	12,604
473	Elan Corp. plc ADR (D)	12,436
12	Genentech, Inc. (D)	842
146	Gilead Sciences, Inc. (D)	7,534
190	McKesson Corp.	9,888
250	Merck & Co., Inc.	9,495
92	Monsanto Co.	10,485
167	St. Jude Medical, Inc. (D)	7,318
216	Teva Pharmaceutical Industries Ltd. ADR	10,092
136	Zimmer Holdings, Inc. (D)	10,098

		110,746

	Services — 6.5%
236	Accenture Ltd. Class A	8,862
169	Apollo Group, Inc. Class A (D)	8,614
189	Cognizant Technology Solutions Corp. (D)	6,108
127	Fluor Corp.	19,376
299	Focus Media Holding Ltd. ADR (D)(G)	11,014
358	Viacom, Inc. Class B (D)	13,775

		67,749

	Technology — 30.6%
730	Altera Corp.	15,530
75	Apple, Inc. (D)	13,020
203	BMC Software, Inc. (D)	7,066
492	Cisco Systems, Inc. (D)	12,620
392	Electronic Arts, Inc. (D)	20,177
22	Google, Inc. (D)	12,629
238	Hewlett-Packard Co.	11,031
438	Hologic, Inc. (D)(G)	12,778
812	Intel Corp.	18,075
167	Lockheed Martin Corp.	17,731
295	McAfee, Inc. (D)	9,802
491	Metropcs Communications, Inc. (D)(G)	9,637
1,342	Microsoft Corp.	38,286
366	NetApp, Inc. (D)	8,868
378	Nokia Corp.	11,359
1,305	Oracle Corp. (D)	27,218
465	Qualcomm, Inc.	20,087
239	Raytheon Co.	15,313
124	Research In Motion Ltd. (D)	15,040
109	Siemens AG ADR	12,865
338	VeriSign, Inc. (D)(G)	12,193

		321,325

	Transportation — 0.8%
134	Norfolk Southern Corp.	7,996

	Total common stock (cost $959,266)	$1,033,462

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

PREFERRED STOCK — 0.4%
	Finance — 0.4%
—	Washington Mutual, Inc. (A)(D)(H)(X)		$4,045

	Total preferred stock (cost $3,200)		$4,045

	Total long-term investments (cost $962,466)		$1,037,507

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 1.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $5,772, collateralized by FHLMC 5.00%, 2035, value of $5,887)
$5,772	1.98% dated 04/30/2008		5,772
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,831, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $2,887)
2,831	2.00% dated 04/30/2008		2,830
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $6, collateralized by U. S. Treasury Note 3.63%, 2009, value of $6)
6	1.90% dated 04/30/2008		6
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,519, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $3,589)
3,519	2.00% dated 04/30/2008		3,519
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,391, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $3,459)
3,391	1.96% dated 04/30/2008		3,391

			15,518

Shares

	Securities Purchased with Proceeds from Security Lending — 2.3%
	Cash Collateral Reinvestment Fund:
23,983	Navigator Prime Portfolio		23,983

	Total short-term investments (cost $39,501)		$39,501

	Total investments (cost $1,001,967) (C)	102.5%	$1,077,008
	Other assets and liabilities	(2.5)%	(26,440)

	Total net assets	100.0%	$1,050,568

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.42% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $1,003,889 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$126,593
Unrealized Depreciation	(53,474)

Net Unrealized Appreciation	$73,119

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $9,214, which represents 0.88% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	—	Washington Mutual, Inc. Preferred Stock	$3,200
04/2008	467	Washington Mutual, Inc. PIPE - Reg D	4,089

The aggregate value of these securities at April 30, 2008 was $9,214 which represents 0.88% of total net assets.

PIPE — Private Investment in Public Equity.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Growth Opportunities Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.1%
	Basic Materials — 18.0%
721	Arch Coal, Inc. (G)	$41,357
569	Ball Corp.	30,590
599	Barrick Gold Corp.	23,149
1,154	Cameco Corp.	40,385
936	Companhia Vale do Rio Doce ADR	36,559
433	Consol Energy, Inc.	35,039
413	FMC Corp.	25,932
239	Freeport-McMoRan Copper & Gold, Inc. (G)	27,209
1,121	Jarden Corp. (D)(G)	23,895
7,105	Kingboard Chemical Holdings Ltd.	33,529
1,122	Kinross Gold Corp.	21,211
433	Owens-Illinois, Inc. (D)	23,886
2,830	Rexam plc	25,051
1,118	Sealed Air Corp.	28,264
357	Snap-On, Inc.	21,180
591	Terra Industries, Inc. (D)(G)	22,390
275	United States Steel Corp.	42,367

		501,993

	Capital Goods — 7.9%
501	Boeing Co.	42,532
417	Caterpillar, Inc.	34,111
822	Cummins, Inc.	51,498
219	Flowserve Corp.	27,225
486	Honeywell International, Inc.	28,839
1,051	Pall Corp.	36,536
11	Safran S.A. (G)	230

		220,971

	Consumer Cyclical — 10.8%
340	Altria Group, Inc.	6,800
447	Dick’s Sporting Goods, Inc. (D)	12,787
1,471	Gap, Inc.	27,390
556	Kohl’s Corp. (D)(G)	27,151
1,402	Konica Minolta Holdings, Inc.	21,120
589	Liz Claiborne, Inc.	10,425
1,258	Mitsui & Co., Ltd.	29,534
63	Nintendo Co., Ltd.	35,046
600	PACCAR, Inc.	28,406
658	Patterson Cos., Inc. (D)	22,507
547	Philip Morris International, Inc. (D)	27,919
935	Staples, Inc.	20,285
994	Supervalu, Inc.	32,891

		302,261

	Consumer Staples — 3.0%
4	Japan Tobacco, Inc.	19,110
465	PepsiCo, Inc.	31,887
940	Unilever N.V. NY Shares ADR (G)	31,511

		82,508

	Energy — 9.7%
895	Chesapeake Energy Corp. (G)	46,282
258	EOG Resources, Inc.	33,612
460	Forest Oil Corp. (D)	27,131
335	Lukoil ADR (G)	29,989
622	OAO Gazprom Class S ADR	33,088
231	Transocean, Inc.	34,078
324	Ultra Petroleum Corp. (D)	26,915
652	XTO Energy, Inc.	40,343

		271,438

	Finance — 6.5%
549	Citigroup, Inc.	13,868
976	Covanta Holding Corp. (D)(G)	25,988
79	Goldman Sachs Group, Inc.	15,119
1,077	Huntington Bancshares, Inc. (G)	10,112
630	Invesco Ltd.	16,152
373	Julius Baer Holding Ltd.	27,334
1,056	Washington Mutual, Inc. (G)	12,972
2,575	Western Union Co.	59,225

		180,770

	Health Care — 15.1%
600	Abbott Laboratories	31,655
582	Alkermes, Inc. (D)(G)	7,236
828	Amgen, Inc. (D)	34,647
735	Amylin Pharmaceuticals, Inc. (D)(G)	20,271
567	Auxilium Pharmaceuticals, Inc. (D)(G)	17,444
530	Barr Pharmaceuticals, Inc. (D)	26,622
513	Cephalon, Inc. (D)(G)	31,998
480	Charles River Laboratories International, Inc. (D)	27,864
908	Elan Corp. plc ADR (D)(G)	23,858
300	ImClone Systems, Inc. (D)(G)	14,014
802	McKesson Corp.	41,774
1,044	Pharmaceutical Product Development, Inc.	43,222
1,487	Shionogi & Co., Ltd.	28,725
909	St. Jude Medical, Inc. (D)(G)	39,796
433	Zimmer Holdings, Inc. (D)	32,111

		421,237

	Services — 6.3%
100	Aecom Technology Corp. (D)	2,754
600	Apollo Group, Inc. Class A (D)	30,525
647	DreamWorks Animation SKG, Inc. (D)	18,084
343	FedEx Corp.	32,883
995	Focus Media Holding Ltd. ADR (D)	36,713
1,233	Tetra Tech, Inc. (D)(G)	26,049
723	Viacom, Inc. Class B (D)	27,781

		174,789

	Technology — 19.0%
994	BMC Software, Inc. (D)	34,562
372	Equinix, Inc. (D)(G)	33,636
1,104	FLIR Systems, Inc. (D)(G)	37,896
495	Hewlett-Packard Co.	22,939
655	Hologic, Inc. (D)(G)	19,125
483	Lam Research Corp. (D)	19,713
395	Lockheed Martin Corp.	41,886
1,038	McAfee, Inc. (D)	34,517
457	Metropcs Communications, Inc. (D)	8,983
1,069	Microsoft Corp.	30,488
1,557	MTN Group Ltd.	29,585
1,309	NetApp, Inc. (D)	31,683
1,794	Nuance Communications, Inc. (D)(G)	36,374
1,396	Oracle Corp. (D)	29,098
882	Qualcomm, Inc.	38,102
617	Raytheon Co. (G)	39,470

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
254	Red Hat, Inc. (D)		$5,230
1,055	VeriSign, Inc. (D)(G)		38,040

			531,327

	Transportation — 0.8%
526	Kansas City Southern (D)		23,708

	Total common stock (cost $2,557,414)		$2,711,002

Principal
Amount

SHORT-TERM INVESTMENTS — 15.8%
	Repurchase Agreements — 4.5%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $46,949, collateralized by FHLMC 5.00%, 2035, value of $47,886)
$46,947	1.98% dated 04/30/2008		$46,947
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $23,023, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $23,482)
23,022	2.00% dated 04/30/2008		23,022
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $46, collateralized by U. S. Treasury Note 3.63%, 2009, value of $47)
46	1.90% dated 04/30/2008		46
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $28,621, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $29,192)
28,619	2.00% dated 04/30/2008		28,619
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $27,583, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $28,133)
27,581	1.96% dated 04/30/2008		27,581

			126,215

			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 11.3%
	Cash Collateral Reinvestment Fund:
313,528	Goldman Sachs FS Prime Obligation/Institutional Fund		$313,528

	Total short-term investments (cost $439,743)		$439,743

	Total investments (cost $2,997,157) (C)	112.9%	$3,150,745
	Other assets and liabilities	(12.9)%	(360,036)

	Total net assets	100.0%	$2,790,709

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.84% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $2,998,957 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$242,114
Unrealized Depreciation	(90,326)

Net Unrealized Appreciation	$151,788

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$13,261	$13,283	05/01/08	$(22)
British Pound (Buy)	6,407	6,341	05/02/08	66
British Pound (Buy)	5,156	5,147	05/06/08	9
Euro (Sell)	3,623	3,630	05/02/08	7
Euro (Sell)	2,136	2,129	05/05/08	(7)
Euro (Sell)	1,028	1,026	05/06/08	(2)
Japanese Yen (Sell)	8,451	8,416	05/01/08	(35)
Japanese Yen (Buy)	27,902	27,833	05/07/08	69
Swiss Franc (Sell)	553	553	05/02/08	—
Swiss Franc (Sell)	161	161	05/05/08	—

				$85

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.3%
	Finance — 0.3%
	CBA Commercial Small Balance Commercial Mortgage
$6,378	9.75%, 01/25/2039 (H)(c)	$622
	Soundview NIM Trust
920	8.25%, 12/25/2036 (H)	92

	Total asset & commercial mortgage backed securities (cost $1,454)	$714

CORPORATE BONDS: INVESTMENT GRADE — 0.3%
	Consumer Cyclical — 0.3%
	Phillips Van-Heusen Corp.
$815	7.75%, 11/15/2023	$792

	Total corporate bonds: investment grade (cost $844)	$792

CORPORATE BONDS: NON-INVESTMENT GRADE — 84.9%
	Basic Materials — 7.9%
	AK Steel Corp.
$1,375	7.75%, 06/15/2012	$1,404
	Aleris International, Inc.
1,375	9.00%, 12/15/2014	1,011
	Berry Plastics Holding Co.
515	6.68%, 09/15/2014 (G)(L)	438
	Bowater, Inc.
1,340	5.80%, 03/15/2010 (L)	904
	Domtar Corp.
1,210	5.38%, 12/01/2013	1,101
	Evraz Group S.A.
200	8.88%, 04/24/2013 (I)	202
	Freeport-McMoRan Copper & Gold, Inc.
1,850	8.25%, 04/01/2015	2,010
	Georgia-Pacific Corp.
1,670	7.00%, 01/15/2015 (I)	1,653
	Goodyear Tire & Rubber Co.
1,620	8.66%, 12/01/2009 (L)	1,622
	Graham Packaging Co., Inc.
1,180	9.88%, 10/15/2014 (G)	1,109
	Hexion Specialty Chemicals
965	7.57%, 11/15/2014 (L)	905
	Huntsman International LLC
520	7.88%, 11/15/2014	549
	MacDermid, Inc.
1,430	9.50%, 04/15/2017 (I)	1,366
	Momentive Performance
1,490	9.75%, 12/01/2014 (G)	1,445
	New Page Corp.
1,380	10.00%, 05/01/2012 (I)	1,473
	Potlatch Corp.
650	13.00%, 12/01/2009 (H)(L)	722
	Steel Dynamics, Inc.
920	7.38%, 11/01/2012 (I)	936
390	7.75%, 04/15/2016 (I)	399
	Valmont Industries, Inc.
725	6.88%, 05/01/2014 (G)	732

		19,981

	Capital Goods — 1.4%
	Bombardier, Inc.
1,170	6.30%, 05/01/2014 (I)#	1,170
	SPX Corp.
865	7.63%, 12/15/2014 (I)	904
	Transdigm, Inc.
1,390	7.75%, 07/15/2014	1,421

		3,495

	Consumer Cyclical — 10.3%
	Alliance One International, Inc.
860	8.50%, 05/15/2012	817
	American Axle & Manufacturing Holdings, Inc.
2,675	7.88%, 03/01/2017	2,394
	Amerigas Partners L.P.
320	7.13%, 05/20/2016 #	322
1,080	7.25%, 05/20/2015 #	1,091
	Aramark Corp.
1,730	5.00%, 06/01/2012	1,557
	Buffalo Thunder
1,325	9.38%, 12/15/2014 (I)	901
	D.R. Horton, Inc.
1,565	4.88%, 01/15/2010	1,487
	Dollarama Group L.P.
1,125	8.88%, 08/15/2012	1,057
	ESCO Corp.
1,360	8.63%, 12/15/2013 (I)#	1,353
	General Motors Corp.
4,900	7.20%, 01/15/2011 (G)	4,337
	Ingles Markets, Inc.
950	8.88%, 12/01/2011	964
	KB Home & Broad Home Corp.
1,200	6.38%, 08/15/2011 (G)	1,140
	Michaels Stores, Inc.
495	11.38%, 11/01/2016 (G)	444
	Neiman Marcus Group, Inc.
550	9.00%, 10/15/2015	572
785	10.38%, 10/15/2015 (G)	824
	Pulte Homes, Inc.
700	7.88%, 08/01/2011	683
	SGS International, Inc.
1,075	12.00%, 12/15/2013	925
	Stater Brothers Holdings, Inc.
1,090	8.13%, 06/15/2012	1,106
	Supervalu, Inc.
2,965	7.50%, 11/15/2014	3,069
	TRW Automotive, Inc.
915	7.25%, 03/15/2017 (I)	891

		25,934

	Consumer Staples — 1.1%
	Appleton Papers, Inc.
550	9.75%, 06/15/2014	529
	Constellation Brands, Inc.
1,250	8.38%, 12/15/2014	1,325
	Dole Food Co., Inc.
1,030	8.63%, 05/01/2009 (G)	997

		2,851

	Energy — 5.3%
	Chesapeake Energy Corp.
595	6.63%, 01/15/2016	595
2,290	7.63%, 07/15/2013 #	2,399
	Cie Gen Geophysique
1,440	7.75%, 05/15/2017	1,487

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Energy — (continued)
	Encore Acquisition Co.
$850	7.25%, 12/01/2017	$824
	Ferrell Gas Partners L.P.
1,120	8.75%, 06/15/2012 (G)	1,151
	Hilcorp Energy I L.P./Finance Co.
960	7.75%, 11/01/2015 (I)	945
	Inergy L.P.
1,190	8.25%, 03/01/2016	1,220
	Key Energy Services, Inc.
1,275	8.38%, 12/01/2014 (G)(I)	1,320
	Petrohawk Energy Corp.
1,210	9.13%, 07/15/2013 #	1,279
	Pioneer Natural Resources Co.
1,100	5.88%, 07/15/2016	1,033
	Tesoro Corp.
1,000	6.63%, 11/01/2015	940

		13,193

	Finance — 11.5%
	American Real Estate Partners L.P.
1,855	7.13%, 02/15/2013 #	1,730
	Dow Jones CDX HY
1,089	8.75%, 12/29/2012 (I)	1,064
	El Paso Performance-Linked Trust
1,375	7.75%, 07/15/2011 (I)	1,423
	Ford Motor Credit Co.
3,430	5.46%, 01/13/2012 (L)	2,884
1,900	5.80%, 01/12/2009	1,858
4,550	7.16%, 04/15/2012 (L)#	4,460
1,030	7.38%, 02/01/2011	947
	General Motors Acceptance Corp.
3,930	5.63%, 05/15/2009 (G)	3,695
7,250	6.88%, 09/15/2011	6,042
	Host Marriott L.P.
1,190	6.75%, 06/01/2016	1,163
	LPL Holdings, Inc.
2,165	10.75%, 12/15/2015 (H)	2,122
	Northern Rock plc
323	5.60%, 04/30/2049 (I)	188
	Rainbow National Services LLC
810	10.38%, 09/01/2014 (I)	871
	Residential Capital Corp.
960	8.38%, 06/30/2010 (G)(L)	521

		28,968

	Health Care — 5.8%
	Axcan Intermediate Holdings, Inc.
560	12.75%, 03/01/2016 (I)	554
	HCA, Inc.
1,500	7.88%, 02/01/2011	1,519
2,300	9.25%, 11/15/2016	2,473
	IASIS Healthcare Capital Corp.
1,830	8.75%, 06/15/2014	1,876
	Invacare Corp.
1,390	9.75%, 02/15/2015	1,394
	Multiplan Corp.
1,255	10.38%, 04/15/2016 (I)	1,217
	Psychiatric Solutions, Inc.
995	7.75%, 07/15/2015	1,017
	Reable Therapeutics Finance LLC
730	11.75%, 11/15/2014 (G)	673
	Rite Aid Corp.
940	7.50%, 03/01/2017 (G)	872
1,500	9.50%, 06/15/2017 (G)	1,226
	Skilled Healthcare Group, Inc.
650	11.00%, 01/15/2014	697
	Warner Chilcott Corp.
1,150	8.75%, 02/01/2015	1,167

		14,685

	Services — 14.4%
	Affinion Group, Inc.
1,580	11.50%, 10/15/2015	1,550
	Allied Waste North America, Inc.
950	6.88%, 06/01/2017 (G)	950
900	7.88%, 04/15/2013	935
	AMC Entertainment, Inc.
940	11.00%, 02/01/2016	935
	Cablevision Systems Corp.
850	8.00%, 04/15/2012 (G)	846
	Clear Channel Communications, Inc.
3,150	7.65%, 09/15/2010	3,275
	Dex Media West LLC, Inc.
600	8.00%, 11/15/2013 #	459
2,300	9.88%, 08/15/2013 #	2,168
	DirecTV Holdings LLC
870	8.38%, 03/15/2013	894
	Echostar DBS Corp.
950	6.63%, 10/01/2014	929
600	7.00%, 10/01/2013	598
970	7.13%, 02/01/2016	953
	Education Management LLC
1,120	10.25%, 06/01/2016 (G)	941
	FireKeepers Development Authority
720	13.88%, 05/01/2015 (I)	731
	Harland Clarke Holdings
1,395	9.50%, 05/15/2015	1,126
	Harrah’s Operating Co., Inc.
4,780	10.75%, 02/01/2016 — 02/01/2018 (G)(I)	4,080
	Idearc, Inc.
2,160	8.00%, 11/15/2016	1,404
	MGM Mirage, Inc.
1,780	6.75%, 09/01/2012	1,655
1,560	7.50%, 06/01/2016	1,412
700	8.50%, 09/15/2010	718
	Pinnacle Entertainment, Inc.
960	8.75%, 10/01/2013 (G)	974
	Sheridan Group, Inc.
1,200	10.25%, 08/15/2011	1,107
	Sirius Satellite Radio, Inc.
1,350	9.63%, 08/01/2013 (G)	1,137
	SunGard Data Systems, Inc.
3,063	10.25%, 08/15/2015 (G)	3,254
	TL Acquisitions, Inc.
1,480	10.50%, 01/15/2015 (G)(I)	1,339
	Videotron Ltd.
70	9.13%, 04/15/2018 (I)	75
	Wynn Las Vegas LLC
390	6.63%, 12/01/2014	380
860	6.63%, 12/01/2014 (I)	839
	XM Satellite Radio, Inc.
480	9.75%, 05/01/2014 (G)	462

		36,126

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Technology — 14.4%
		Advanced Micro Devices, Inc.
	$1,000	5.75%, 08/15/2012 (G)(X)	$730
		Broadview Networks Holdings, Inc.
	1,050	11.38%, 09/01/2012	1,003
		Canwest MediaWorks L.P.
	1,800	9.25%, 08/01/2015 (G)(I)	1,642
		CCH I Holdings LLC
	1,400	9.92%, 04/01/2014 (G)	714
		Charter Communications Operating LLC
	1,655	8.00%, 04/30/2012 (I)	1,597
	1,930	10.88%, 09/15/2014 (G)(I)	2,041
		Cincinnati Bell, Inc.
	1,065	7.25%, 07/15/2013	1,070
		Citizens Communications Co.
	1,370	7.88%, 01/15/2027	1,216
		CSC Holdings, Inc.
	2,660	7.63%, 04/01/2011	2,680
	855	8.13%, 08/15/2009	872
		Freescale Semiconductor, Inc.
	2,050	9.13%, 12/15/2014 (G)	1,686
		General Cable Corp.
	1,015	5.07%, 04/01/2015 (L)	901
		Hawaiian Telecom Communications, Inc.
	1,045	12.50%, 05/01/2015 (G)	266
		Intelsat Bermuda Ltd.
	460	9.25%, 06/15/2016	464
	1,805	11.25%, 06/15/2016	1,830
		Leap Wireless International, Inc.
	915	9.38%, 11/01/2014 (G)	898
		Level 3 Financing, Inc.
	1,200	9.25%, 11/01/2014	1,092
		Mediacom LLC
	2,185	7.88%, 02/15/2011	2,065
		MetroPCS Wireless, Inc.
	1,735	9.25%, 11/01/2014	1,705
		Nortel Networks Ltd.
	1,750	10.75%, 07/15/2016 (G)	1,733
		NXP B.V./NXP Funding LLC
	720	5.46%, 10/15/2013 (G)(L)	662
		Qwest Communications International, Inc.
	2,660	7.50%, 02/15/2014 (G)	2,613
		Qwest Corp.
	750	7.88%, 09/01/2011	769
		Sanmina-Sci Corp.
	1,710	5.55%, 06/15/2010 — 06/15/2014 (I)(L)	1,612
		Spansion LLC
	1,450	6.20%, 06/01/2013 (I)(L)	1,088
		Wind Acquisition
EUR	680	9.75%, 12/01/2015 (I)	1,110
		Windstream Corp.
	2,050	8.63%, 08/01/2016	2,147

			36,206

		Transportation — 2.0%
		Bristow Group, Inc.
	915	7.50%, 09/15/2017	945
		Continental Airlines, Inc.
	515	6.80%, 08/02/2018 #	464
	1,017	7.03%, 06/15/2011	930
	1,128	7.37%, 12/15/2015	1,021
	1,042	8.39%, 11/01/2020	969
		PHI, Inc.
	770	7.13%, 04/15/2013 (G)	720

			5,049

		Utilities — 10.8%
		AES Corp.
	1,720	8.00%, 10/15/2017	1,793
	1,150	9.50%, 06/01/2009	1,192
		Copano Energy LLC
	1,005	8.13%, 03/01/2016	1,045
		Dynegy Holdings, Inc.
	520	7.75%, 06/01/2019	517
	1,910	8.75%, 02/15/2012 (G)	2,025
		Edison Mission Energy
	1,350	7.20%, 05/15/2019 #	1,360
	1,590	7.50%, 06/15/2013	1,654
		Energy Future Holdings
	1,500	10.88%, 11/01/2017 (I)	1,597
		Kinder Morgan, Inc.
	870	5.15%, 03/01/2015	805
	400	6.50%, 09/01/2012	404
		Markwest Energy Partners L.P.
	1,220	8.50%, 07/15/2016	1,263
		Mirant North America LLC
	2,400	7.38%, 12/31/2013	2,490
		NRG Energy, Inc.
	880	7.25%, 02/01/2014	904
	2,670	7.38%, 02/01/2016	2,750
		Reliant Energy, Inc.
	1,225	6.75%, 12/15/2014	1,265
	1,400	7.63%, 06/15/2014 (G)	1,456
		Texas Competitive Electric Co.
	3,275	10.25%, 11/01/2015 (I)	3,414
		Williams Partners L.P.
	1,160	7.25%, 02/01/2017	1,198

			27,132

		Total corporate bonds: non-investment grade (cost $218,630)	$213,620

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 6.8%
		Basic Materials — 0.4%
		Boise Paper Holdings LLC
	$1,000	11.00%, 02/20/2015 (N)	$970
		Capital Goods — 0.2%
		Targus Group International
	491	7.62%, 11/22/2012 (N)	398
		Consumer Cyclical — 0.6%
		Appleseed’s Brands
	1,092	8.37%, 06/25/2013 (H)(N)	764
		Hanesbrands, Inc.
	650	6.66%, 03/05/2014 (N)	642

			1,406

		Finance — 0.3%
		United Rentals, Inc.
	237	4.99%, 02/14/2011 (AA)	231
	561	5.10%, 02/14/2011 (N)	549

			780

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)
	Health Care — 0.6%
	IASIS Healthcare Capital Corp.
$1,543	8.13%, 06/15/2014 (N)		$1,358
	Inverness Medical Innovation, Inc.
200	6.92%, 06/26/2015 (N)		180

			1,538

	Services — 1.6%
	Centaur LLC
123	4.00%, 10/30/2012 (N)(Q)		101
577	6.70%, 10/30/2012 (N)		488
330	10.20%, 10/30/2013 (H)(N)		264
	Marquee Holdings, Inc.
507	7.80%, 06/13/2012 (N)		406
	PITG Gaming Investor Holdings LLC
880	9.80%, 05/26/2008 (N)		855
	Tribune Co.
1,105	7.54%, 05/23/2015 (N)		906
	WideOpenWest Finance LLC
1,362	9.88%, 07/01/2015 (N)		1,035

			4,055

	Technology — 2.2%
	Infor Lux Bond Co.
1,596	10.70%, 07/28/2014 (H)(N)		1,037
	Integra Telecom Holdings, Inc.
650	10.70%, 04/08/2014 (N)		595
	Intelsat Bermuda Ltd.
2,450	8.25%, 01/15/2013 (AA)(Q)		2,205
	Mediacom Broadband LLC
343	4.26%, 03/31/2010 (N)		316
	Wind Acquisitions Holdings Finance S.A.
1,581	9.98%, 12/12/2011 (N)		1,506

			5,659

	Utilities — 0.9%
	Astoria Generating Co. Acquisitions LLC
500	6.35%, 08/23/2013 (N)		468
	Texas Competitive Electric Holdings Co. LLC
1,990	6.58%, 10/24/2014 — 10/31/2014 (N)		1,905

			2,373

	Total senior floating rate interests: non-investment grade (cost $19,001)		$17,179

Shares

COMMON STOCK — 0.0%
	Consumer Cyclical — 0.0%
1	Hosiery Corp. of America, Inc. Class A (A)(D)(H)		$—
	Technology — 0.0%
1	AboveNet, Inc. (D)(G)		40
—	XO Holdings, Inc. (D)		—

			40

	Total common stock (cost $21)		$40

WARRANTS — 0.0%
	Technology — 0.0%
—	AboveNet, Inc. (D)(H)		$19
—	XO Holdings, Inc. (D)(H)		—

	Total warrants (cost $—)		$19

PREFERRED STOCK — 0.2%
	Finance — 0.2%
17	United Rentals Trust I (H)(X)		$504

	Total preferred stock (cost $838)		$504

	Total long-term investments (cost $240,788)		$232,868

SHORT-TERM INVESTMENTS — 21.6%
	Investment Pools and Funds — 0.0%
17	State Street Bank Money Market Fund		$17

Principal
Amount

	Repurchase Agreements — 6.4%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,663, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $4,810)
$4,663	1.90% dated 04/30/2008		4,663
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,663, collateralized by U. S. Treasury Note 4.50%, 2011, value of $4,775)
4,663	1.90% dated 04/30/2008		4,663

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $6,768, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $6,933)

6,768	1.90% dated 04/30/2008		6,768

			16,094

Shares

	Securities Purchased with Proceeds from Security Lending — 15.1%
	Cash Collateral Reinvestment Fund:
37,883	Navigator Prime Portfolio		37,883

Principal
Amount

	U.S. Treasury Bills — 0.1%
$200	1.43%, 06/12/2008 (M)(S)		$200

	Total short-term investments (cost $54,194)		$54,194

	Total investments (cost $294,982) (C)	114.1%	$287,062
	Other assets and liabilities	(14.1)%	(35,538)

	Total net assets	100.0%	$251,524

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.12% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $295,435 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,630
Unrealized Depreciation	(11,003)

Net Unrealized Depreciation	$(8,373)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2008.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008 was $39,995, which represents 15.90% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of April 30, 2008.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2008.

(c)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $2,328.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR	— Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period	Shares/
Acquired	Par	Security	Cost Basis
09/2007 - 03/2008	—	AboveNet, Inc. Warrants	$—
07/2007	1,092	Appleseed’s Brands, 8.37%, 06/25/2013	1,084
11/2006 - 08/2007	6,378	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	605
10/2007	330	Centaur LLC, 10.20%, 10/30/2013	324

10/1994	1	Hosiery Corp. of America, Inc. Class A - 144A	21
03/2007 - 04/2008	1,596	Infor Lux Bond Co., 10.70%, 07/28/2014	1,301
08/2006 - 04/2008	2,165	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	2,241
05/2001 - 11/2001	650	Potlatch Corp., 13.00%, 12/01/2009	649
02/2007	920	Soundview NIM Trust, 8.25%, 12/25/2036 - 144A	849
03/2007 - 07/2007	17	United Rentals Trust I	838
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at April 30, 2008 was $6,146, which represents 2.44% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	168	Long	Jun 2008	$(122)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value(W)	Amount	Date	(Depreciation)

Euro (Sell)	$2,286	$2,287	07/29/08	$1

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Credit Default Swap Agreements Outstanding at April 30, 2008

						Unrealized
	Reference	Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Special Financing, Inc.	GMAC	Sell	6.65%	09/20/08	$625	$—

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 96.5%
	Alabama — 0.3%
	Huntsville-Redstone Village, AL, Special Care Fac FA
$600	5.25%, 01/01/2015 #	$574
	Arizona — 0.6%
	Estrella Mountain Ranch Community GO
265	6.20%, 07/15/2032 (H)	252
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 (H)	172
	Tartesso West Community Facilities Dist
1,000	5.90%, 07/15/2032 (H)	901

		1,325

	California — 12.3%
	California Municipal FA, Biola University
1,000	5.80%, 10/01/2028	1,001
	California Statewide Community DA, California Baptist University
2,800	5.50%, 11/01/2038	2,601
	California Statewide Community DA, Drew School
250	5.30%, 10/01/2037	215
	California Statewide Community DA, Huntington Park Rev
200	5.15%, 07/01/2030	171
	California Statewide Community DA, Valleycare Health System
100	5.13%, 07/15/2031 (H)	83
	Central Basin Municipal Water Dist
2,500	4.95%, 08/01/2021 (L)	2,500
	Chino, CA, Community Fac Dist Special Tax B
500	5.00%, 09/01/2036 #	399
	Elk Grove, CA, Special Tax
500	5.25%, 09/01/2037 #	334
	Folsom, CA, Public FA Special Tax Rev
500	5.20%, 09/01/2032 #	418
	Golden Empire Schools Financing Auth
7,000	4.95%, 08/01/2034 (L)	7,000
	Morongo Band of Mission Indians Enterprise Rev
1,595	6.50%, 03/01/2028	1,601
	Perris, CA, Public FA Local Agency Rev
1,000	5.80%, 09/01/2038	904
	Rancho Santa Fe, CA, Community Services Dist Special Tax Community Fac Dist #1
600	5.25%, 09/01/2030	519
	Rialto, CA, Redev Agency
2,000	5.88%, 09/01/2033	2,081
	Roseville, CA, Special Tax
1,000	6.00%, 09/01/2028	948
	Vernon, CA, Natural Gas FA
5,000	5.00%, 08/01/2021	4,996

		25,771

	Colorado — 1.1%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	669
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 (H)	435
	Denver, CO, City & County Special Fac Airport AMT
500	5.25%, 10/01/2032 #	365
	North Range, CO, Metropolitan Dist #2
500	5.50%, 12/15/2027 (H)	438
	Park Meadows, CO, Business Improvement Dist Shared Sales Tax Rev
360	5.35%, 12/01/2031	335

		2,242

	Delaware — 0.8%
	Millsboro, DE, Special Obligation Plantation Lakes Special Development
500	5.45%, 07/01/2036 (H)	421
	Sussex County, DE, Del Rev
1,235	5.90%, 01/01/2026	1,150

		1,571

	District of Columbia — 1.4%
	District of Columbia Tobacco Settlement Financing Corp
3,000	6.50%, 05/15/2033	2,996
	Florida — 11.2%
	Beeline Community Development Dist
1,220	7.00%, 05/01/2037 #	1,236
	Jacksonville, FL, Econ Development Community AMT
1,000	5.30%, 05/01/2037	812
	Jacksonville, FL, Econ Development Community Health Care Facilities
1,000	6.25%, 09/01/2027 (H)	964
	Lake Worth, FL, Utility System Rev
2,000	5.18%, 10/01/2034 (L)	2,000
	Lakeland, FL, Retirement Community Rev
500	6.25%, 01/01/2028	499
1,750	6.38%, 01/01/2043	1,752
	Lee County, FL, Industrial DA
1,000	5.25%, 06/15/2027	857
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	5.90%, 05/01/2039	421
	Orange County, FL, Health Care FA Rev
200	5.50%, 07/01/2038 (H)	166
	Palm Beach County, FL, Health FA Rev Waterford Proj
2,400	5.88%, 11/15/2037	2,184
	Parker Road, FL, Community Development Dist Cap Improvement Ser A
200	5.60%, 05/01/2038	163
	Putnam County, FL, DA
3,125	5.35%, 03/15/2042 (Q)	3,108
	River Bend Community Development Dist, Capital Improvement Rev
2,000	7.13%, 11/01/2015	1,945
	Seminole Tribe of Florida
2,000	5.25%, 10/01/2027 (I)	1,804
1,000	5.50%, 10/01/2024 (I)	956
	Six Mile Creek, FL, Community Development Dist
1,525	5.88%, 05/01/2038	1,154

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Florida — (continued)
	St. Johns County, FL, IDA
$1,765	5.00%, 02/15/2027	$1,523
	Sweetwater Creek, FL, Community Development Dist Captial Improvement Rev
1,000	5.50%, 05/01/2038 #	751
	Tolomato, FL, Community Development Dist
800	6.65%, 05/01/2040	763
	University Square Community Development
500	5.88%, 05/01/2038	437

		23,495

	Georgia — 8.3%
	Augusta, GA, Airport Rev AMT
165	5.35%, 01/01/2028	149
230	5.45%, 01/01/2031	207
	Burke County, GA, DA
7,000	8.00%, 01/01/2016 (L)	7,000
	Main Street Natural Gas, Inc., Gas Rev
10,000	6.25%, 07/15/2028	9,886

		17,242

	Idaho — 2.8%
	Idaho Arts Charter School
1,000	6.25%, 12/01/2028	966
	Nez Perce County, ID, Pollution Control
5,000	6.00%, 10/01/2024	4,853

		5,819

	Illinois — 2.3%
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036 (H)	875
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines Inc.
250	5.50%, 12/01/2030	152
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
200	5.75%, 03/01/2037	169
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj
200	6.00%, 03/01/2046	173
	Illinois FA
300	5.38%, 11/15/2039	244
1,500	5.38%, 08/15/2039 (Q)	1,468
1,500	5.50%, 08/15/2028 (Q)	1,514
190	6.25%, 02/01/2033	205

		4,800

	Indiana — 0.9%
	East Chicago Industrial Solid Waste Disposal AMT
1,000	5.50%, 09/01/2028	862
	Fort Wayne, IN, Pollution Control Rev
675	6.20%, 10/15/2025 #	577
	Vigo County, IN, Union Hospital
500	5.70%, 09/01/2037 (I)	436

		1,875

	Kansas — 0.2%
	Olathe, KS, Tax Increment Rev, West Village Center
500	5.50%, 09/01/2026	459
	Louisiana — 4.2%
	Colonial Pinnacle Community Development Dist
2,655	6.75%, 05/01/2023	2,607
	Louisiana Local Government Environmental Facilities & Community Development
5,000	6.75%, 11/01/2032	4,904
	Louisiana Public Fac Auth, Susla Fac Inc
500	5.75%, 07/01/2039 (H)	451
	St. Johns Baptist Parish, LA, Marathon Oil Co.
1,000	5.13%, 06/01/2037 #	907

		8,869

	Maryland — 0.4%
	Maryland State Health and Higher Education FA Rev
770	6.00%, 01/01/2028	773
	Michigan — 2.5%
	Michigan Public Educational Facilities
3,000	6.50%, 09/01/2037 (I)	2,793
	Michigan Tobacco Settlement FA
2,600	6.00%, 06/01/2034	2,450

		5,243

	Minnesota — 1.7%
	Falcon Heights, MN, Lease Rev
525	6.00%, 11/01/2037	474
	Minneapolis, MN, Multifamily Housing Rev AMT
200	5.40%, 04/01/2028	178
	Rochester, MN, Health Care Fac Rev
790	5.70%, 05/01/2022 (H)	771
	University of Minnesota
2,000	5.45%, 08/01/2031 (L)	2,000
	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj
100	5.38%, 05/01/2037	84

		3,507

	Missouri — 0.4%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027 #	88
	Branson, MO, Regional Airport Transportation Development AMT
300	6.00%, 07/01/2025	273
	Kansas City, MO, Tax Increment Rev Maincor Proj Ser A
500	5.25%, 03/01/2018	478

		839

	Nevada — 0.4%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village
500	6.13%, 06/01/2031	456
	Mesquite Special Improvement Dist #07-01
500	6.00%, 08/01/2027	445

		901

	New Hampshire — 0.1%
	New Hampshire State Business Fin Rev AMT
200	5.20%, 05/01/2027	171

The accompanying notes are an integral part of these financial statements.

The Hartford High Yield Municipal Bond Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)
	New Jersey — 3.2%
	Burlington County, NJ, Bridge Commission Econ Development Rev, The Evergreen Proj
$1,500	5.63%, 01/01/2038	$1,309
	New Jersey Health Care Services
800	5.50%, 07/01/2030	722
	New Jersey State Educational Facilities Auth
575	4.75%, 07/01/2037 (L)	575
4,000	5.68%, 07/01/2037 (L)	4,000

		6,606

	New Mexico — 0.5%
	Montecito Estates Public Improvement Rev
1,000	7.00%, 10/01/2037 (H)	944
	Otero County, NM, Jail Proj
100	6.00%, 04/01/2023	94

		1,038

	New York — 12.2%
	Buffalo, NY, Municipal Water FA
4,000	6.86%, 07/01/2035 (L)	4,000
	Erie County, NY, IDA Global Concepts Charter School Proj
700	6.25%, 10/01/2037	661
	Genesee County, NY, IDA Civic Fac Rev, United Memorial Medical Center
500	5.00%, 12/01/2027 #	422
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A
1,000	6.50%, 01/01/2027	986
	New York State Dormitory Auth Non State Supported Debt, NYU Hospital Center Ser B
750	5.63%, 07/01/2037	707
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
3,125	6.13%, 12/01/2029 (Q)	3,131
	New York, NY, IDA American Airlines JFK International Airport AMT
515	7.13%, 08/01/2011	508
6,500	7.63%, 08/01/2025	6,308
1,725	8.00%, 08/01/2012	1,725
	Trust for Cultural Residential Juilliard
4,000	15.00%, 07/01/2036 (L)	4,000
	Ulster County Industrial Development Agency
2,000	6.00%, 09/15/2042	1,808
	Ulster County, NY, IDA
1,250	6.00%, 09/15/2037	1,144

		25,400

	North Carolina — 0.5%
	Albemarle, NC, Hospital Auth Healthcare
1,000	5.25%, 10/01/2038 #	895
	Raleigh, NC, Medical Care Commission Retirement Fac Rev
200	5.25%, 01/01/2032	160

		1,055

	Ohio — 3.7%
	Buckeye Tobacco Settlement FA
5,000	5.88%, 06/01/2047	4,406
3,500	6.50%, 06/01/2047 #	3,404

		7,810

	Oklahoma — 0.2%
	Oklahoma Development FA, Hospital Rev Great Plains Regional Medical Center
500	5.13%, 12/01/2036	436
	Other U.S. Territories — 3.2%
	Puerto Rico Commonwealth
3,200	2.90%, 07/01/2031 (L)	3,200
3,570	5.50%, 07/01/2032 (Q)	3,570

		6,770

	Pennsylvania — 4.2%
	Allegheny County, PA, Hospital DA Rev
1,500	5.00%, 11/15/2028 #	1,237
	Delaware River, PA
5,000	4.50%, 01/01/2026 (L)	5,000
	Pennsylvania State Higher Educational FA Rev
1,300	5.08%, 11/01/2015 (L)	1,300
855	5.75%, 07/01/2028	829
	Philadelphia, PA, IDA
500	5.25%, 05/01/2037	425

		8,791

	South Carolina — 0.9%
	Lancaster County, SC, Sun City Assessment
1,993	7.70%, 11/01/2017	1,947
	Texas — 5.3%
	Burnet County, TX, Public Fac Proj Rev
2,000	7.75%, 08/01/2029	1,967
	Dallas-Fort Worth, TX, International Airport AMT
750	6.15%, 01/01/2016	738
	Garza County, TX, Public Fac Corp Rev
1,000	5.75%, 10/01/2025	990
	Guadalupe County, TX, Board Managers Joint Rev
2,000	5.50%, 08/15/2036 #	2,033
	Gulf Coast Waste Disposal Auth AMT
1,000	5.20%, 05/01/2028	850
	Maverick County, TX, Public Fac Corp Proj Rev
1,685	6.25%, 02/01/2024	1,531
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	522
	Willacy County, TX, GO
2,500	6.88%, 09/01/2028	2,473

		11,104

	Utah — 2.4%
	Provo, UT, Lakeview Charter School
1,300	5.63%, 07/15/2037	1,146
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	176
	Utah County, UT, Charter School Rev
1,000	6.00%, 02/15/2038	917
	Utah State Charter School Financing Auth, Channing Hall Ser A
750	5.88%, 07/15/2027 (I)	694
700	6.00%, 07/15/2037 (I)	645
	Utah State Charter School Financing Auth, Summit Academy Ser A
1,500	5.80%, 06/15/2038	1,409

		4,987

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)
	Vermont — 1.2%
	Vermont Educational & Health Buildings FA Rev
$2,500	4.82%, 09/01/2036 (L)		$2,500
	Virginia — 1.9%
	James City County, VA, Econ DA Residential Care Fac
1,100	5.40%, 07/01/2027		965
	Lexington, VA, IDA Residential Care Fac Rev
1,050	5.50%, 01/01/2037		893
	Norfolk, VA, Redev & Housing Auth Rev
2,005	6.13%, 01/01/2035		1,847
	Peninsula, VA, Turn Center Community Dev DA
300	6.45%, 09/01/2037		279

			3,984

	Washington — 1.6%
	Skagit County, WA, Public Hospital Rev
2,000	5.75%, 12/01/2032		1,873
	Washington State Health Care FA Rev
1,600	6.13%, 08/15/2037 (H)		1,456

			3,329

	Wisconsin — 3.6%
	Badger Tobacco Asset Securitization Corp. of WI
6,045	6.13%, 06/01/2027		6,020
1,000	6.38%, 06/01/2032		1,004
	Wisconsin State Health & Educational Fac Auth, Wellington Homes Wis LLC
600	6.75%, 09/01/2037 (H)		568

			7,592

	Total municipal bonds (cost $209,309)		$201,821

Shares

SHORT-TERM INVESTMENTS — 6.8%
	Investment Pools and Funds — 6.8%
14,193	State Street Bank Tax Free Money Market Fund		$14,193

	Total short-term investments (cost $14,193)		$14,193

	Total investments (cost $223,502) (C)	103.3%	$216,014
	Other assets and liabilities	(3.3)%	(6,889)

	Total net assets	100.0%	$209,125

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $223,502 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$378
Unrealized Depreciation	(7,866)

Net Unrealized Depreciation	$(7,488)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $7,328, which represents 3.50% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $12,676.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007	1,000	Belleville, IL, Tax Increment, 5.70%, 05/01/2036	$994
05/2007	100	California Statewide Community DA, Valleycare Health System, 5.13%, 07/15/2031	100
06/2007	500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%, 05/01/2037 - 144A	500
11/2007	265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	265
08/2007	1,000	Jacksonville, FL, Econ Development Community Health Care Facilities, 6.25%, 09/01/2027	1,011
07/2007	500	Louisiana Public Fac Auth, Susla Fac Inc, 5.75%, 07/01/2039 - 144A	504
06/2007	500	Millsboro, DE, Special Obligation Plantation Lakes Special Development, 5.45%, 07/01/2036	500
12/2007	1,000	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	1,000
06/2007	500	North Range, CO, Metropolitan Dist #2, 5.50%, 12/15/2027	499
06/2007	200	Orange County, FL, Health Care FA Rev, 5.50%, 07/01/2038	195
11/2007	790	Rochester, MN, Health Care Fac Rev, 5.70%, 05/01/2022	790
05/2007	200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 - 144A	200
09/2007	1,000	Tartesso West Community Facilities Dist, 5.90%, 07/15/2032	1,000
11/2007	1,600	Washington State Health Care FA Rev, 6.13%, 08/15/2037	1,573
08/2007	600	Wisconsin State Health & Educational Fac Auth, Wellington Homes Wis LLC, 6.75%, 09/01/2037	600

The aggregate value of these securities at April 30, 2008 was $8,897 which represents 4.25% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDA	— Industrial Development Authority Bond
PA	— Port Authority

The accompanying notes are an integral part of these financial statements.

The Hartford Income Allocation Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 97.6%
FIXED INCOME FUNDS — 95.6%
385	The Hartford Floating Rate Fund, Class Y		$3,504
848	The Hartford High Yield Fund, Class Y		6,323
884	The Hartford Income Fund, Class Y		8,712
1,412	The Hartford Inflation Plus Fund, Class Y		15,845
1,411	The Hartford Short Duration Fund, Class Y		13,457
296	The Hartford Strategic Income Fund, Class Y		2,816
811	The Hartford Total Return Bond Fund, Class Y		8,563

	Total fixed income funds (cost $59,884)		$59,220

MONEY MARKET FUNDS — 2.0%
1,275	The Hartford Money Market Fund, Class Y		$1,275

	Total money market funds (cost $1,275)		$1,275

	Total investments in affiliated investment companies (cost $61,159)		$60,495

EXCHANGE TRADED FUNDS — 1.8%
43	Powershares Emerging Markets Sovereign Debt Portfolio ETF		$1,116

	Total investments in exchange traded funds (cost $1,121)		$1,116

	Total long-term investments (cost $62,280)		$61,611

SHORT-TERM INVESTMENTS — 0.0%
5	State Street Bank Money Market Fund		$5

	Total investments in short-term investments (cost $5)		$5

	Total investments (cost $62,285) (C)	99.4%	$61,616
	Other assets and liabilities	0.6%	346

	Total net assets	100.0%	$61,962

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $62,818 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$254
Unrealized Depreciation	(1,456)

Net Unrealized Depreciation	$(1,202)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 10.8%
	Finance — 10.8%
	Banc of America Commercial Mortgage, Inc.
$25,553	5.50%, 11/10/2039 — 07/10/2043 (H)(N)	$265
7,314	5.75%, 06/10/2039 (H)(N)	45
	Bayview Commercial Asset Trust
200	3.26%, 04/25/2036 (H)(L)	151
5,600	7.00%, 07/25/2037 (H)(N)	627
10,335	7.50%, 09/25/2037 (H)(N)	1,313
	Bear Stearns Commercial Mortgage Securities, Inc.
1,650	5.15%, 10/12/2042 (L)	1,634
1,700	5.33%, 02/11/2044	1,641
3,026	5.50%, 02/11/2041 (H)(N)	44
	Capital Automotive Receivables Asset Trust
50	5.77%, 05/20/2010 (H)	49
	Capital One Automotive Finance Trust
103	4.32%, 05/15/2010	103
	CBA Commercial Small Balance Commercial Mortgage
5,417	7.00%, 07/25/2035 — 06/25/2038 (H)(N)	442
6,727	9.75%, 01/25/2039 (H)(N)	656
	Citigroup Mortgage Loan Trust, Inc.
200	5.39%, 01/25/2037 (H)(L)	16
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,000	5.48%, 12/11/2049 (H)(L)	1,416
	Commercial Mortgage Pass-Through Certificates
6,043	5.50%, 03/10/2039 (H)(N)	107
	Countrywide Asset-Backed Certificates
48	5.46%, 07/25/2035	36
	Credit-Based Asset Servicing and Securitization
214	3.17%, 05/25/2036 (H)(L)	169
	CW Capital Cobalt
825	5.48%, 04/15/2047	801
	Equity One ABS, Inc.
6	5.39%, 07/25/2034 (H)(L)	5
30	5.46%, 12/25/2033	25
	Ford Credit Automotive Owner Trust
600	4.28%, 05/15/2012	598
	GE Business Loan Trust
11,031	6.14%, 05/15/2034 (H)(N)	67
	GE Capital Commercial Mortgage Corp.
1,000	5.34%, 03/10/2044 (L)	859
54,801	6.35%, 11/10/2045 (I) (N)	77
	GMAC Commercial Mortgage Securities, Inc.
2,020	4.86%, 12/10/2041	1,979
200	5.30%, 08/10/2038	201
	GMAC Mortgage Corp. Loan Trust
270	5.75%, 10/25/2036	192
	Green Tree Financial Corp.
15	6.48%, 12/01/2030	16
8	7.30%, 01/15/2026	8
11	7.35%, 05/15/2027	11
	Greenwich Capital Commercial Funding Corp.
199	3.94%, 11/05/2021 (H)(L)	173
190	4.14%, 11/05/2021 (H)(L)	164
1,550	5.74%, 12/10/2049 (L)	1,531
	GS Mortgage Securities Corp.
2,350	5.70%, 12/20/2049 (H)(L)	807
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 (A)(H)	45
	JP Morgan Chase Commercial Mortgage Security Corp.
789	3.47%, 02/15/2020 (H)(L)	673
502	5.47%, 04/15/2043 (L)	496
2,270	5.50%, 01/15/2038 (H)(N)	53
250	5.53%, 12/12/2044 (L)	179
2,030	5.72%, 02/15/2051	1,991
1,700	5.75%, 02/12/2049 (L)	1,688
17,150	6.00%, 09/12/2037 (H)(N)	138
1,690	6.07%, 02/12/2051 (Q)	1,698
190	6.16%, 05/12/2034 (H)	196
830	6.20%, 02/12/2051 (I)(L)	637
	LB-UBS Commercial Mortgage Trust
25,056	5.26%, 06/15/2036 (H)(N)	74
250	5.45%, 11/15/2038 (L)	194
650	5.48%, 11/15/2038 (L)	489
	Lehman Brothers Commercial Mortgage Trust
200	3.52%, 07/15/2018 (H)(L)	177
	Lehman Brothers Small Balance Commercial
120	5.62%, 09/25/2036 (I)	112
	LNR CDO Ltd.
250	3.74%, 05/28/2043 (H)(L)	62
	Long Beach Asset Holdings Corp.
45	5.78%, 04/25/2046 (H)	—
	Marathon Real Estate CDO Ltd.
1,000	4.30%, 05/25/2046 (H)(L)	545
	Marlin Leasing Receivables LLC
440	5.33%, 09/16/2013 (I)	446
	Merrill Lynch Floating Trust
1,000	3.27%, 06/15/2022 (H)(L)	790
	Morgan Stanley Capital I
2,000	5.15%, 08/13/2042 (L)	1,754
1,000	5.78%, 10/15/2042 (L)	717
16,110	6.00%, 06/12/2047 (H)(N)	161
	Morgan Stanley Dean Witter Capital I
2,000	5.36%, 03/15/2044	1,930
	Nationstar Home Equity Loan Trust
37	9.97%, 03/25/2037 (H)(L)	28
	Option One Mortgage Loan Trust Class M6
725	6.99%, 03/25/2037 (H)	104
	Option One Mortgage Loan Trust Class M7
500	6.99%, 03/25/2037 (H)	70
	Option One Mortgage Loan Trust Class M8
475	6.99%, 03/25/2037 (H)	57
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015	75
	Renaissance Home Equity Loan Trust
80	5.75%, 05/25/2036 (H)(L)	62
200	6.16%, 05/25/2036 (H)	89
	Renaissance Home Equity Loan Trust Class M5
600	7.00%, 09/25/2037 (H)	146
	Renaissance Home Equity Loan Trust Class M8
750	7.00%, 09/25/2037 (H)	125
	USAA Automotive Owner Trust
845	5.36%, 06/15/2012	859
	Wachovia Automotive Loan Owner Trust
250	5.15%, 07/20/2012 (H)	247
260	5.29%, 06/20/2012 (I)	257

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance — (continued)
	Wachovia Bank Commercial Mortgage Trust
$6,774	5.50%, 02/15/2041 (H)(N)	$129
2,010	5.93%, 06/15/2049 (L)	1,992
	Wamu Commercial Mortgage Securities Trust
1,220	6.31%, 03/23/2045 (I)(L)	694
	Wells Fargo Alternative Loan Trust
1,000	6.25%, 11/25/2037	874

		37,281

	Utilities — 0.0%
	Detroit Edison Securitization
75	6.19%, 03/01/2013	78

	Total asset & commercial mortgage backed securities (cost $44,481)	$37,359

CORPORATE BONDS: INVESTMENT GRADE — 27.8%
	Basic Materials — 0.7%
	Kimberly-Clark Corp.
$1,000	6.13%, 08/01/2017 (G)	$1,070
1,120	6.63%, 08/01/2037	1,221

		2,291

	Capital Goods — 0.1%
	Hutchison Whampoa International Ltd.
200	6.25%, 01/24/2014 (I)#	208
	Consumer Cyclical — 0.1%
	Safeway, Inc.
445	5.80%, 08/15/2012 (G)	462
	Consumer Staples — 0.8%
	Diageo Finance B.V.
800	5.50%, 04/01/2013	828
	Dr. Pepper Snapple Group
882	6.82%, 05/01/2018 (I)	915
	General Mills, Inc.
990	5.65%, 09/10/2012	1,019

		2,762

	Energy — 0.8%
	Gaz Capital S.A.
250	7.34%, 04/11/2013 (I)	262
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,500	5.30%, 09/30/2020 (I)	1,388
	Sempra Energy
530	6.00%, 02/01/2013	552
	TNK-BP Finance S.A.
505	7.50%, 03/13/2013 — 07/18/2016 (I)	496

		2,698

	Finance — 15.7%
	ABX Financing Co.
680	6.35%, 10/15/2036 (I)	639
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014 #	129
	Aetna, Inc.
245	6.00%, 06/15/2016 (G)	245
880	6.63%, 06/15/2036 (G)	851
	American Express Co.
1,360	8.15%, 03/19/2038	1,582
	American Real Estate Partners L.P.
685	7.13%, 02/15/2013	639
	Arden Realty L.P.
150	5.20%, 09/01/2011 #	152
	Bank of America Corp.
2,639	8.00%, 12/29/2049 (L)	2,685
731	8.13%, 12/29/2049	747
	Barclays Bank plc
912	7.70%, 10/25/2049 (I)(L)	944
	BB&T Capital Trust IV
353	6.82%, 06/12/2057 (L)#	310
	CIT Group, Inc.
865	6.10%, 03/15/2067 (L)#	452
	Citigroup, Inc.
2,072	8.30%, 12/21/2057 (L)	2,115
1,701	8.40%, 12/31/2049 (L)	1,722
	Comerica Capital Trust II
1,827	6.58%, 02/20/2037 (L)#	1,250
	Countrywide Financial Corp.
22	4.50%, 06/15/2010	20
183	5.80%, 06/07/2012	174
1,705	6.25%, 05/15/2016	1,500
	Countrywide Home Loans, Inc.
370	4.00%, 03/22/2011	339
691	4.13%, 09/15/2009	645
82	6.25%, 04/15/2009 (G)	78
	Credit Agricole
1,975	6.64%, 05/31/2049 (I)(L)	1,619
	Credit Suisse First Boston USA, Inc.
350	6.50%, 01/15/2012	368
	Credit Suisse New York
894	6.00%, 02/15/2018	906
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/31/2049 (I)#	76
	Fifth Third Bankcorp
2,375	8.25%, 03/01/2038	2,509
	Financial Security Assurance Holdings
1,193	6.40%, 12/15/2066 (I)(L)#	864
	General Electric Capital Corp.
840	5.63%, 05/01/2018	849
	Goldman Sachs Capital Trust II
2,200	5.79%, 12/29/2049 (L)#	1,660
	Goldman Sachs Group, Inc.
125	5.15%, 01/15/2014 #	121
	HBOS plc
500	5.92%, 07/29/2049 (I)#	382
	HSBK Europe B.V.
250	7.25%, 05/03/2017 (I)#	219
	ILFC E-Capital Trust II
4,410	6.25%, 12/21/2065 (I)(L)#	3,915
	International Lease Finance Corp.
1,700	6.38%, 03/25/2013	1,723
	Janus Capital Group, Inc.
1,105	6.70%, 06/15/2017 #	1,053
	JP Morgan Chase & Co.
3,074	7.90%, 12/01/2049	3,131
	Kuzneski (Bank of Moscow)
200	7.50%, 11/25/2015 (L)	198

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (W)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		Lehman Brothers Holdings, Inc.
	$600	7.00%, 09/27/2027	$588
		Lincoln National Corp.
	1,026	6.05%, 04/20/2067	881
		Mellon Capital IV
	764	6.24%, 06/20/2049 (L)	632
		Merrill Lynch & Co., Inc.
	670	5.45%, 02/05/2013	652
	680	6.22%, 09/15/2026	604
		Natexis AMBS Co. LLC
	100	8.44%, 12/29/2049 (I)	101
		National City Corp.
	1,551	12.00%, 12/29/2049	1,530
		Northgroup Preferred Capital Corp.
	638	6.38%, 10/15/2049 (H)(L)	443
		PNC Preferred Funding Trust II
	500	6.11%, 03/15/2049 (I)(L)	351
		Progressive Corp.
	925	6.70%, 06/15/2037 (L)	827
		RBS Capital Trust IV
	3,350	3.50%, 09/29/2049 (L)	2,597
		RSHB Capital
	570	6.97%, 09/21/2016 (L)	553
		Shurgard Storage Centers, Inc.
	75	5.88%, 03/15/2013 #	74
		State Street Capital Trust III
	560	8.25%, 12/29/2049 (L)	572
		State Street Capital Trust IV
	735	3.80%, 06/15/2037 (L)	558
		Unicredito Italiano Capital Trust
	700	9.20%, 10/29/2049 (I)	714
		UnitedHealth Group, Inc.
	1,251	4.88%, 02/15/2013	1,195
		US Bank Realty Corp.
	725	6.09%, 12/22/2049 (I)(L)	533
		Wachovia Capital Trust III
	1,060	5.80%, 08/29/2049	843
		Wachovia Corp.
	1,511	7.98%, 02/28/2049 (L)	1,487
		Westfield Group
	740	5.70%, 10/01/2016 (I)	702
		Westpac Capital Trust IV
	100	5.26%, 12/29/2049 (I)	78
		ZFS Finance USA Trust I
	721	6.50%, 05/09/2037 (I)(L)	635

			53,961

		Foreign Governments — 2.7%
		Bundesrepublic Deutschland
EUR	4,495	4.50%, 01/04/2013	7,188
		El Salvador (Republic of)
	470	7.65%, 06/15/2035 (K)	503
		New Zealand Government
NZD	2,140	6.00%, 07/15/2008	1,666

			9,357

		Health Care — 0.7%
		Covidien International
	519	5.45%, 10/15/2012 (I)	523
		CVS Caremark Corp.
	1,500	6.30%, 06/01/2037 (L)	1,283
		Wyeth
	465	5.95%, 04/01/2037	461

			2,267

		Services — 1.3%
		Clear Channel Communications, Inc.
	825	7.65%, 09/15/2010	858
		Comcast Corp.
	516	6.30%, 11/15/2017	536
		Time Warner Entertainment Co., L.P.
	410	8.38%, 07/15/2033 #	477
		Viacom, Inc.
	500	6.88%, 04/30/2036	501
		Walt Disney Co.
	1,000	6.00%, 07/17/2017	1,067
		Waste Management, Inc.
	1,235	6.10%, 03/15/2018	1,238

			4,677

		Technology — 2.5%
		Agilent Technologies, Inc.
	744	6.50%, 11/01/2017	738
		AT&T Corp.
	480	8.00%, 11/15/2031	577
		Cingular Wireless Services, Inc.
	210	8.13%, 05/01/2012 #	233
	455	8.75%, 03/01/2031	560
		Deutsche Telekom International Finance B.V.
	850	5.25%, 07/22/2013 (G)	852
		France Telecom S.A.
	150	7.75%, 03/01/2011 (L)#	162
		Motorola, Inc.
	150	8.00%, 11/01/2011	153
		Oracle Corp.
	699	6.50%, 04/15/2038	723
		Sprint Capital Corp.
	1,220	8.75%, 03/15/2032	1,077
		Tyco Electronics Group S.A.
	727	6.00%, 10/01/2012 (I)	741
	763	6.55%, 10/01/2017 (I)	781
		Verizon Communications, Inc.
	1,000	5.50%, 02/15/2018	1,003
		Vodafone Group plc
	1,166	6.15%, 02/27/2037 #	1,149

			8,749

		Transportation — 0.8%
		American Airlines, Inc.
	1,475	7.86%, 10/01/2011 #	1,475
		Carnival Corp.
	110	6.65%, 01/15/2028 #	109
		Continental Airlines, Inc.
	100	6.56%, 02/15/2012 #	99
	77	6.80%, 08/02/2018	70
	100	7.49%, 10/02/2010	99
		Norfolk Southern Corp.
	755	5.75%, 04/01/2018 (I)	766

			2,618

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Utilities — 1.6%
		CenterPoint Energy Resources Corp.
	$207	6.63%, 11/01/2037	$200
		Commonwealth Edison Co.
	405	5.80%, 03/15/2018	405
		Florida Power Corp.
	296	5.80%, 09/15/2017	310
		Kinder Morgan Energy Partners L.P.
	230	6.50%, 02/01/2037 #	220
		NGPL Pipeco LLC
	1,024	6.51%, 12/15/2012 (I)	1,055
		Northern States Power Co.
	400	6.25%, 06/01/2036 (G)	415
		Taqa Abu Dhabi National Energy Co.
	1,325	5.62%, 10/25/2012 (I)	1,345
		Tennessee Gas Pipeline Co.
	100	8.38%, 06/15/2032	115
		TransCanada Pipelines Ltd.
	576	6.20%, 10/15/2037	553
		Virginia Electric & Power Co.
	1,000	5.95%, 09/15/2017	1,028

			5,646

		Total corporate bonds: investment grade (cost $98,269)	$95,696

CORPORATE BONDS: NON-INVESTMENT GRADE — 9.7%
		Basic Materials — 0.6%
		Bowater, Inc.
	$225	5.80%, 03/15/2010 (L)#	$152
		Evraz Group S.A.
	240	8.25%, 11/10/2015 (K)	234
	200	8.88%, 04/24/2013 (I)	202
		Graham Packaging Co., Inc.
	350	9.88%, 10/15/2014 (G)	329
		Huntsman International LLC
	100	7.88%, 11/15/2014	106
		Momentive Performance
	645	9.75%, 12/01/2014 (G)	626
		Vitro S.A.
	424	8.63%, 02/01/2012 (G)	394

			2,043

		Capital Goods — 0.2%
		Bombardier, Inc.
	450	6.30%, 05/01/2014 (I)#	450
	100	6.75%, 05/01/2012 (I)#	102

			552

		Consumer Cyclical — 1.0%
		American Axle & Manufacturing Holdings, Inc.
	760	7.88%, 03/01/2017	680
		AutoNation, Inc.
	150	4.71%, 04/15/2013 (G)(L)	130
		Desarrolladora Homes S.A.
	330	7.50%, 09/28/2015 (G)(H)	332
		General Motors Corp.
	310	6.38%, 05/01/2008 (G)	310
		KB Home & Broad Home Corp.
	200	6.38%, 08/15/2011 (G)	190
		Neiman Marcus Group, Inc.
	630	10.38%, 10/15/2015 (G)	662
		Parkson Retail Group Ltd.
	460	7.88%, 11/14/2011 (H)	455
		SGS International, Inc.
	150	12.00%, 12/15/2013 (G)	129
		Stater Brothers Holdings, Inc.
	105	8.13%, 06/15/2012	107
		Urbi Desarrollos Urbanos
	430	8.50%, 04/19/2016 (H)	436

			3,431

		Consumer Staples — 0.2%
		MHP S.A.
	705	10.25%, 11/30/2011 (H)	687
		Energy — 0.5%
		Chesapeake Energy Corp.
	140	6.63%, 01/15/2016 #	140
		Inergy L.P.
	150	8.25%, 03/01/2016 #	154
		Key Energy Services, Inc.
	75	8.38%, 12/01/2014 (I)	78
		MEI Euro Finance Ltd.
	160	8.75%, 05/22/2010 (H)	159
		Petrohawk Energy Corp.
	810	9.13%, 07/15/2013 #	856
		Petroleos de Venezuela S.A.
	470	5.25%, 04/12/2017	310

			1,697

		Finance — 2.3%
		Alfa Bank
	265	8.20%, 06/25/2012 (I)#	254
		Citigroup (JSC Severstal)
	466	9.25%, 04/19/2014 (K)	497
		Dow Jones CDX HY
	2,129	7.63%, 06/29/2012 (I)	2,062
		El Paso Performance-Linked Trust
	150	7.75%, 07/15/2011 (I)#	155
		Ford Motor Credit Co.
	290	7.16%, 04/15/2012 (L)#	284
	305	7.38%, 02/01/2011 #	281
		General Motors Acceptance Corp.
	330	5.63%, 05/15/2009 (G)	310
	1,885	6.88%, 09/15/2011 #	1,571
		Itabo Finance S.A.
	350	10.88%, 10/05/2013 (H)	342
		Kazkommerts International B.V.
	100	8.00%, 11/03/2015 (I)	80
		LPL Holdings, Inc.
	930	10.75%, 12/15/2015 (H)	911
		Northern Rock plc
	350	5.60%, 04/30/2049 (I)	204
		RBS-Zero Hora Editora Journalistica
BRL	600	11.25%, 06/15/2017 (H)	285
		Russian Standard Bank
	270	8.63%, 05/05/2011 (K)#	248
		Standard Bank (Privatbank)
	250	8.75%, 02/09/2016 (H)	226
		TuranAlem Finance B.V.
	100	7.75%, 04/25/2013 (K)	85

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

		Finance — (continued)
		UK SPV Credit Finance (Privatbank)
	$300	8.00%, 02/06/2012 (H)	$274

			8,069

		Foreign Governments — 0.3%
		Brazil (Republic of)
BRL	940	10.00%, 01/01/2017	460
		Sri Lanka (Republic of)
	100	8.25%, 10/24/2012 (H)	92
		Sri Lanka (Republic of) ADR
	400	8.25%, 10/24/2012 (G)(H)	364

			916

		Health Care — 0.2%
		HCA, Inc.
	165	9.25%, 11/15/2016	177
		IASIS Healthcare Capital Corp.
	490	8.75%, 06/15/2014 #	502
		Reable Therapeutics Finance LLC
	160	11.75%, 11/15/2014 (G)	148

			827

		Services — 1.2%
		Allied Waste North America, Inc.
	450	6.88%, 06/01/2017 (G)	450
		AMC Entertainment, Inc.
	500	11.00%, 02/01/2016	498
		Belo Corp.
	175	7.25%, 09/15/2027 #	152
		Education Management LLC
	500	10.25%, 06/01/2016 (G)	420
		Harrah’s Operating Co., Inc.
	645	10.75%, 02/01/2016 — 02/01/2018 (G)(I)	545
		Idearc, Inc.
	500	8.00%, 11/15/2016 (G)	325
		MGM Mirage, Inc.
	325	6.75%, 04/01/2013	299
	550	7.50%, 06/01/2016	498
		Sheridan Group, Inc.
	150	10.25%, 08/15/2011	138
		Sirius Satellite Radio, Inc.
	550	9.63%, 08/01/2013	463
		SunGard Data Systems, Inc.
	450	10.25%, 08/15/2015 (G)	478
		Videotron Ltd.
	50	9.13%, 04/15/2018 (I)	53

			4,319

		Technology — 2.5%
		Advanced Micro Devices, Inc.
	775	5.75%, 08/15/2012 (G)(X)	566
	470	6.00%, 05/01/2015 (I)(X)#	297
		Canwest MediaWorks L.P.
	400	9.25%, 08/01/2015 (I)#	365
		Charter Communications Operating LLC
	830	8.00%, 04/30/2012 (I)#	801
		Citizens Communications Co.
	440	9.00%, 08/15/2031 #	406
		CSC Holdings, Inc.
	125	8.13%, 07/15/2009 #	127
		Intelsat Bermuda Ltd.
	730	9.25%, 06/15/2016 #	736
		Leap Wireless International, Inc.
	300	9.38%, 11/01/2014 (G)	294
		Maxcom Telecomunicaciones
	300	11.00%, 12/15/2014 (G)	314
		Mediacom LLC
	250	7.88%, 02/15/2011	236
		MetroPCS Wireless, Inc.
	720	9.25%, 11/01/2014	707
		Nortel Networks Ltd.
	805	10.75%, 07/15/2016 (G)	797
		PanAmSat Corp.
	200	9.00%, 06/15/2016	202
		Qwest Communications International, Inc.
	820	7.50%, 02/15/2014 (G)	806
		Rural Cellular Corp.
	490	6.08%, 06/01/2013 (L)	495
		Sanmina-Sci Corp.
	260	5.55%, 06/15/2014 (I)(L)	240
		Vimpelcom
	500	8.38%, 04/30/2013 (I)	500
		Windstream Corp.
	685	8.63%, 08/01/2016	718

			8,607

		Transportation — 0.2%
		Bristow Group, Inc.
	425	7.50%, 09/15/2017	439
		PHI, Inc.
	385	7.13%, 04/15/2013	360

			799

		Utilities — 0.5%
		AES China Generating Co.
	100	8.25%, 06/26/2010 (H)	93
		Copano Energy LLC
	315	8.13%, 03/01/2016	328
		Dynegy Holdings, Inc.
	180	7.75%, 06/01/2019	179
		Markwest Energy Partners L.P.
	125	8.50%, 07/15/2016	129
		Mirant JPSCO Finance Ltd.
	100	11.00%, 07/06/2016 (H)	105
		Rede Empresas De Energia
	380	11.13%, 04/02/2049 (H)	359
		Texas Competitive Electric Co.
	400	10.25%, 11/01/2015 (I)	417

			1,610

		Total corporate bonds: non-investment grade (cost $35,326)	$33,557

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE (V) — 0.0%
		Technology — 0.0%
		Freescale Semiconductor, Inc.
	$52	4.46%, 11/28/2013 (N)	$45

		Total senior floating rate interests: investment grade (cost $44)	$45

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 7.3%
	Basic Materials — 1.0%
	Cenveo, Inc.
$55	4.35%, 06/21/2013 — 03/16/2014 (N)	$51
	Georgia-Pacific Corp.
695	4.73%, 02/14/2013 (N)	666
	Goodyear Tire & Rubber Co.
500	4.54%, 04/18/2014 (N)	475
	Graphic Packaging Corp.
55	4.80%, 08/08/2010 (N)	53
	Huntsman International LLC
291	4.64%, 04/23/2014 (N)	282
	ISP Chemco LLC
199	4.69%, 05/31/2014 (N)	187
	Jarden Corp.
410	4.45%, 01/24/2012 (N)	390
1,211	5.20%, 01/24/2012 (N)	1,170
	Newpage Corp.
120	6.31%, 12/21/2014 (N)	119

		3,393

	Capital Goods — 0.0%
	Yankee Candle Co.
190	4.61%, 02/06/2014 (N)	171
	Consumer Cyclical — 1.0%
	AM General LLC
77	5.71%, 09/30/2013 (AA)(Q)	73
	American General Finance Corp.
3	5.73%, 09/01/2013 (AA)(Q)	3
	Aramark Corp. Letter of Credit
29	3.18%, 01/19/2014 (N)	28
	Aramark Corp. Term Loan B
460	4.57%, 01/19/2014 (N)	440
	Ford Motor Co.
1,225	5.80%, 12/15/2013 (N)	1,125
	Lear Corp.
162	5.34%, 04/25/2012 (N)	156
	Masonite International Corp. Canadian Term Loan
247	4.89%, 04/30/2010 (N)	221
	Masonite International Corp. U.S. Term Loan
247	4.89%, 04/30/2010 (N)	223
	Michaels Stores, Inc.
187	5.10%, 11/11/2013 (AA)(Q)	165
	Oshkosh Truck Corp.
438	4.51%, 12/06/2013 (N)	411
	Roundy’s Supermarkets, Inc.
123	5.47%, 11/03/2011 (N)	115
	William Carter Co.
432	4.39%, 07/14/2012 (N)	411

		3,371

	Consumer Staples — 0.3%
	Dole Food Co., Inc.
94	4.58%, 04/12/2013 (AA)	87
690	4.83%, 04/12/2013 (N)	640
207	5.01%, 04/12/2013 (N)	192

		919

	Energy — 0.3%
	Big West Oil LLC Delayed Draw Term Loan
550	2.29%, 02/02/2015 (N)(Q)	517
	Big West Oil LLC Term Loan
443	5.00%, 02/02/2015 (N)	416

		933

	Finance — 0.5%
	Chrysler Financial Services NA
250	9.30%, 08/03/2013 (N)	200
	Crescent Resources LLC
298	5.80%, 09/07/2012 (N)	198
	General Growth Properties, Inc.
94	4.20%, 02/24/2010 (N)	83
	Kar Holdings, Inc.
993	4.95%, 10/17/2013 (N)	939
	Nuveen Investments, Inc.
150	5.87%, 11/02/2014 (N)	143

		1,563

	Health Care — 0.6%
	Carestream Health, Inc.
935	4.83%, 04/12/2013 (N)	798
	HCA, Inc.
436	4.70%, 11/14/2012 (N)	412
345	4.95%, 11/17/2013 (N)	327
	HealthSouth Corp.
40	5.23%, 03/07/2013 (N)	38
	LifePoint Hospitals, Inc.
210	4.71%, 04/15/2012 (N)	201
	Skilled Healthcare Group, Inc.
75	4.89%, 06/15/2012 (N)	67
	Vanguard Health Holdings Co. II LLC
75	5.13%, 09/23/2011 (N)	72

		1,915

	Services — 2.2%
	Affinion Group, Inc.
185	5.56%, 10/07/2012 (N)	175
	Bresnan Communications LLC
1,000	5.02%, 09/29/2013 (N)	935
	Cedar Fair L.P.
345	4.86%, 07/21/2013 (N)	328
	CSC Holdings, Inc.
496	4.48%, 03/24/2013 (N)	477
	Gray Television, Inc.
278	4.19%, 12/31/2014 (N)	243
	Idearc, Inc.
500	4.24%, 11/17/2013 (N)	430
645	4.71%, 11/17/2014 (N)	531
	inVentiv Health, Inc.
494	4.45%, 07/05/2014 (N)	457
	Las Vegas Sands Corp.
17	0.75%, 05/23/2014 (N)(Q)	15
83	4.45%, 05/23/2014 (N)	76
	PITG Gaming Investor Holdings LLC
200	9.80%, 05/26/2008 (N)	195
	R.H. Donnelley, Inc.
680	4.41%, 06/30/2011 (N)	643
	Regal Cinemas, Inc.
418	4.20%, 10/27/2013 (N)	397

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	SunGard Data Systems, Inc.
$328	4.88%, 02/28/2014 (N)	$310
	Tribune Co.
952	7.54%, 05/23/2015 (N)	781
	UPC Financing Partnership
500	4.46%, 12/31/2014 (N)	468
	Weight Watchers International, Inc.
446	3.75%, 01/24/2013 (N)	424
	West Corp.
500	7.85%, 10/24/2013 (AA)(Q)	496
	WideOpenWest Finance LLC
504	9.88%, 07/01/2015 (N)	383

		7,764

	Technology — 1.0%
	Charter Communications Operating LLC
65	4.90%, 04/28/2013 (N)	58
	Cincinnati Bell, Inc.
264	4.64%, 08/31/2012 (N)	260
	DaVita, Inc.
400	4.23%, 10/05/2012 (N)	384
	Fleetcor Technologies Operating Co. LLC
825	4.96%, 04/30/2013 (N)	763
167	4.98%, 04/30/2013 (N)	154
	Intelsat Bermuda Ltd.
189	5.18%, 01/03/2014 (N)	178
600	9.25%, 01/15/2013 (AA)(Q)	540
	Intesat Ltd.
187	5.20%, 01/11/2014 (N)	186
	MetroPCS Wireless, Inc.
175	5.32%, 11/02/2013 (N)	164
	RCN Corp.
993	5.00%, 04/19/2014 (N)	855
	Time Warner Telecom Holdings, Inc.
46	4.87%, 07/01/2013 (N)	43

		3,585

	Utilities — 0.4%
	Calpine Corp.
105	5.58%, 03/29/2014 (N)	99
	NRG Energy, Inc.
97	2.60%, 02/01/2013 (N)	92
198	4.20%, 06/08/2013 (N)	190
	Texas Competitive Electric Holdings Co. LLC
1,107	6.58%, 10/31/2014 (N)	1,059

		1,440

	Total senior floating rate interests: non-investment grade (cost $26,645)	$25,054

U.S. GOVERNMENT AGENCIES — 27.6%
	Federal Home Loan Mortgage Corporation — 11.2%
	Mortgage Backed Securities:
$3,641	5.50%, 2032 — 2037	$3,669
15,280	6.00%, 2037	15,645
7,969	6.50%, 2037	8,261

		27,575

	Notes:
1,220	5.50%, 2016 (G)	1,327
390	6.25%, 2032 (G)	462

		1,789

	Remic — Pac’s:
8,960	6.00%, 2032 #	9,196

		38,560

	Federal National Mortgage Association — 15.9%
	Mortgage Backed Securities:
613	5.00%, 2017 — 2022	619
213	5.22%, 2035 (L)	216
5,537	5.50%, 2032 — 2037	5,579
851	5.99%, 2037 (L)	866
16,167	6.00%, 2036 — 2037	16,547
22,517	6.50%, 2036 — 2037	23,325
3,294	7.00%, 2037	3,467

		50,619

	Notes:
4,000	5.38%, 2017 (G)	4,323

		54,942

	Other Government Agencies — 0.5%
	Small Business Administration Participation Certificates:
790	4.92%, 2023	792
862	5.35%, 2026 #	878

		1,670

	Total U.S. government agencies (cost $93,251)	$95,172

U.S. GOVERNMENT SECURITIES — 11.0%
	U.S. Treasury Securities — 11.0%
	U.S. Treasury Bonds:
$7,593	5.00%, 2037 (G)	$8,229
	U.S. Treasury Notes:
14,977	2.50%, 2013 (G)	14,615
1,824	3.50%, 2018 (G)	1,785
13,037	4.00%, 2009 (G)	13,373

		29,773

	Total U.S. government securities (cost $38,489)	$38,002

Shares

PREFERRED STOCK — 0.6%
	Finance — 0.6%
38	Federal Home Loan Mortgage Corp.	$969
44	Federal National Mortgage Association	1,104

	Total preferred stock (cost $2,053)	$2,073

	Total long-term investments (cost $338,558)	$326,958

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — 20.4%
	Investment Pools and Funds — 0.0%
43	State Street Bank Money Market Fund		$43

Principal
Amount

	Repurchase Agreements — 4.7%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,718, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $4,866)
$4,718	1.90% dated 04/30/2008		4,718
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,718, collateralized by U.S. Treasury Note 4.50%, 2011, value of $4,831)
4,718	1.90% dated 04/30/2008		4,718

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $6,848, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $7,014)

6,847	1.90% dated 04/30/2008		6,847

			16,283

	Securities Purchased with Proceeds from Security Lending — 15.4%
	Cash Collateral Reinvestment Fund:
52,840	Navigator Prime Portfolio		52,840

Principal
Amount

	U.S. Treasury Bills — 0.3%
$1,015	1.43%, 06/12/2008 (M)(S)		1,014

	Total short-term investments (cost $70,180)		$70,180

	Total investments (cost $408,738) (C)	115.2%	$397,138
	Other assets and liabilities	(15.2)%	(52,509)

	Total net assets	100.0%	$344,629

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.45% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $408,782 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,867
Unrealized Depreciation	(16,511)

Net Unrealized Depreciation	$(11,644)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $45, which represents 0.01% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2008.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $29,280, which represents 8.50% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $1,567 or 0.45% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of April 30, 2008.

(N)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $3,400.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
EUR	— Euro
NZD	— New Zealand Dollar

The accompanying notes are an integral part of these financial statements.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
08/2005	100	AES China Generating Co., 8.25%, 06/26/2010	$101
03/2004 – 06/2005	25,553	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 — 07/10/2043 - 144A	307
07/2004	7,314	Banc of America Commercial Mortgage, Inc., 5.75%, 06/10/2039 - 144A	46
03/2006	200	Bayview Commercial Asset Trust, 3.26%, 04/25/2036 - 144A	200
05/2007	5,600	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	798
08/2007	10,335	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,425
03/2004	3,026	Bear Stearns Commercial Mortgage Securities, Inc., 5.50%, 02/11/2041 - 144A	62
08/2006	50	Capital Automotive Receivables Asset Trust, 5.77%, 05/20/2010 - 144A	50
04/2006 – 08/2007	5,417	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	314
11/2006 – 08/2007	6,727	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	638
01/2007	200	Citigroup Mortgage Loan Trust, Inc., 5.39%, 01/25/2037 - 144A	166
09/2007	2,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.48%, 12/11/2049	1,857
03/2004	6,043	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	140
07/2007	214	Credit-Based Asset Servicing and Securitization, 3.17%, 05/25/2036 - 144A	209
01/2008	330	Desarrolladora Homes S.A., 7.50%, 09/28/2015	331
07/2004	6	Equity One ABS, Inc., 5.39%, 07/25/2034	6
06/2006	11,031	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	65
05/2007	199	Greenwich Capital Commercial Funding Corp., 3.94%, 11/05/2021 - 144A	193
05/2007	190	Greenwich Capital Commercial Funding Corp., 4.14%, 11/05/2021 - 144A	184
05/2007 – 08/2007	2,350	GS Mortgage Securities Corp., 5.70%, 12/20/2049 - 144A	2,279
09/2006 – 10/2007	350	Itabo Finance S.A., 10.88%, 10/05/2013 - 144A	357
03/2007	75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
05/2007	789	JP Morgan Chase Commercial Mortgage Security Corp., 3.47%, 02/15/2020 - 144A	790
03/2004 – 08/2006	2,270	JP Morgan Chase Commercial Mortgage Security Corp., 5.50%, 01/15/2038 - 144A	57
07/2005	17,150	JP Morgan Chase Commercial Mortgage Security Corp., 6.00%, 09/12/2037 - 144A	158
11/2004	190	JP Morgan Chase Commercial Mortgage Security Corp., 6.16%, 05/12/2034	208
04/2005 – 10/2007	25,056	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	71
04/2006	200	Lehman Brothers Commercial Mortgage Trust, 3.52%, 07/15/2018 - 144A	200
02/2006	250	LNR CDO Ltd., 3.74%, 05/28/2043 - 144A	250
03/2006	45	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	45
09/2007 – 10/2007	930	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	944
04/2007	1,000	Marathon Real Estate CDO Ltd., 4.30%, 05/25/2046 - 144A	976
08/2005 – 11/2006	160	MEI Euro Finance Ltd., 8.75%, 05/22/2010 - Reg S	161
05/2007	1,000	Merrill Lynch Floating Trust, 3.27%, 06/15/2022 - 144A	1,000
11/2006 – 01/2007	265	MHP S.A., 10.25%, 11/30/2011 - 144A	270
06/2007 – 09/2007	440	MHP S.A., 10.25%, 11/30/2011 - Reg S	454
09/2006	100	Mirant JPSCO Finance Ltd., 11.00%, 07/06/2016 - 144A	102
07/2005	16,110	Morgan Stanley Capital I, 6.00%, 06/12/2047 - 144A	197
04/2007	37	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	37
05/2007	638	Northgroup Preferred Capital Corp., 6.38%, 10/15/2049 - 144A	638
03/2007	725	Option One Mortgage Loan Trust Class M6, 6.99%, 03/25/2037	702
03/2007	500	Option One Mortgage Loan Trust Class M7, 6.99%, 03/25/2037	437
03/2007	475	Option One Mortgage Loan Trust Class M8, 6.99%, 03/25/2037	378
02/2007 – 09/2007	460	Parkson Retail Group Ltd., 7.88%, 11/14/2011	468
10/2007	600	RBS-Zero Hora Editora Journalistica, 11.25%, 06/15/2017 - Reg S	311
06/2007	380	Rede Empresas De Energia, 11.13%, 04/02/2049 - 144A	394
03/2006	80	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	80
03/2006	200	Renaissance Home Equity Loan Trust, 6.16%, 05/25/2036	200
08/2007	600	Renaissance Home Equity Loan Trust Class M5, 7.00%, 09/25/2037	461
08/2007	750	Renaissance Home Equity Loan Trust Class M8, 7.00%, 09/25/2037	433

The accompanying notes are an integral part of these financial statements.

The Hartford Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis
01/2008	100	Sri Lanka (Republic of), 8.25%, 10/24/2012 - Reg S	$95
10/2007	400	Sri Lanka (Republic of) ADR, 8.25%, 10/24/2012 - 144A	401
12/2006 – 01/2007	250	Standard Bank (Privatbank), 8.75%, 02/09/2016	254
10/2007	300	UK SPV Credit Finance (Privatbank), 8.00%, 02/06/2012 - Reg S	283
10/2007	430	Urbi Desarrollos Urbanos, 8.50%, 04/19/2016 - Reg S	435
09/2006	250	Wachovia Automotive Loan Owner Trust, 5.15%, 07/20/2012 - 144A	250
02/2004	6,774	Wachovia Bank Commercial Mortgage Trust, 5.50%, 02/15/2041 - 144A	132

The aggregate value of these securities at April 30, 2008 was $16,050 which represents 4.66% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	913	Long	Jun 2008	$(989)
5 Year U.S. Treasury Note	363	Long	Jun 2008	(192)
10 Year U.S. Treasury Note	17	Short	Jun 2008	(7)
U.S. Long Bond	256	Short	Jun 2008	421

				$(767)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$7,299	$7,155	06/17/08	$(144)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Inflation Plus Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 2.1%
	Basic Materials — 0.1%
	Rockwood Holdings, Inc.
$995	4.40%, 07/30/2012 (N)	$950
	Consumer Cyclical — 0.3%
	Supervalu, Inc.
916	4.21%, 05/30/2013 (N)	895
	William Carter Co.
1,489	4.39%, 07/14/2012 (N)	1,415

		2,310

	Finance — 0.2%
	Community Health Systems, Inc.
93	1.00%, 07/02/2014 (N)(Q)	89
1,814	5.34%, 07/02/2014 (N)	1,736

		1,825

	Health Care — 0.2%
	Orthofix Holdings, Inc.
1,386	4.64%, 09/22/2013 (N)	1,220
	Services — 1.0%
	Casella Waste Systems, Inc.
1,000	4.75%, 04/28/2010 (N)	963
	Dex Media West LLC, Inc.
1,000	4.99%, 10/22/2014 (N)	914
	Idearc, Inc.
995	4.71%, 11/17/2014 (N)	818
	MGM Mirage, Inc.
2,000	3.30%, 10/03/2011 (N)	1,778
	Regal Cinemas, Inc.
1,955	4.20%, 10/27/2013 (N)	1,857
	Weight Watchers International, Inc.
1,500	3.75%, 01/24/2013 (N)	1,425

		7,755

	Technology — 0.1%
	DaVita, Inc.
1,000	4.23%, 10/05/2012 (N)	960
	Utilities — 0.2%
	NRG Energy, Inc.
586	2.60%, 02/01/2013 (N)	559
1,199	4.20%, 06/08/2013 (N)	1,151

		1,710

	Total senior floating rate interests: non-investment grade (cost $17,766)	$16,730

U.S. GOVERNMENT SECURITIES — 102.4%
	U.S. Treasury Securities — 102.4%
	U.S. Treasury Bonds:
$23,975	2.00%, 2026 (O)#	$25,411
93,887	2.38%, 2025 — 2027 (O)	105,315
24,000	3.63%, 2028 (O)#	39,300
12,000	3.88%, 2029 (O)	20,138
20,100	6.63%, 2027	25,497

		215,661

	U.S. Treasury Notes:
16,755	0.63%, 2013 (O)	16,586
7,137	1.63%, 2015 (O)	8,144
20,235	1.88%, 2013 (O)	24,498
168,252	2.00%, 2014 — 2016 (O)#	192,948
101,000	2.00%, 2012 (O)	110,808
156,327	2.38%, 2011 — 2017 (O)(V)	176,443
47,841	3.00%, 2012 (O)#	61,705
1,715	3.38%, 2012 (O)#	2,252

		593,384

	Total U.S. government securities (cost $804,319)	$809,045

Contracts

CALL OPTIONS PURCHASED — 0.2%
	Long Call Interest Rate Option Contract — 0.2%
	10 Year U.S. Treasury Note
1	Expiration: August, 2008, Exercise Price: $117.50	$813
	2 Year U.S. Treasury Note
1	Expiration: May, 2008, Exercise Price: $106.50	406

	Total call options purchased (cost $1,162)	$1,219

PUT OPTIONS PURCHASED — 0.0%
	Long Call Interest Rate Option Contract — 0.0%
	5 Year U.S. Treasury Note
1	Expiration: May, 2008, Exercise Price: $111.00	$193

	Total put options purchased (cost $424)	$193

	Total long-term investments (cost $823,671)	$827,187

Shares

SHORT-TERM INVESTMENTS — 0.7%
	Investment Pools and Funds — 0.0%
18	State Street Bank Money Market Fund	$18

Principal
Amount

	Repurchase Agreements — 0.6%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,362, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $1,404)
$1,361	1.90% dated 04/30/2008	1,361

The accompanying notes are an integral part of these financial statements.

The Hartford Inflation Plus Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

	Repurchase Agreements — (continued)
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,362, collateralized by U. S. Treasury Note 4.50%, 2011, value of $1,394)
$1,362	1.90% dated 04/30/2008		$1,362

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,976, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $2,024)

1,976	1.90% dated 04/30/2008		1,976

			4,699

	U.S. Treasury Bills — 0.1%
1,050	1.43%, 06/12/2008 (M)(S)(U)		$1,048

	Total short-term investments (cost $5,765)		$5,765

	Total investments (cost $829,436) (C)	105.4%	$832,952
	Other assets and liabilities	(5.4)%	(42,782)

	Total net assets	100.0%	$790,170

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $832,214 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,714
Unrealized Depreciation	(7,976)

Net Unrealized Appreciation	$738

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of April 30, 2008.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $124.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2008.

(V)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreement as of April 30, 2008.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	199	Short	Jun 2008	$(150)

* The number of contracts does not omit 000’s.

(U)	At April 30, 2008, securities designated to cover open call options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

10 Year U.S. Treasury Note	1,000	$119.00	Aug 2008	$516	$1,013
2 Year U.S. Treasury Note	1,000	106.75	May 2008	234	247

				$750	$1,260

* The number of contracts does not omit 000’s.

Reverse Repurchase Agreements Outstanding at April 30, 2008

	Principal	Market
Description	Amount	Value (W)

BNP Paribas Securities Corp.	$50,738	$50,738

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford International Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.1%
	Australia — 1.9%
282	CSL Ltd.	$10,538
	Belgium — 1.0%
1,324	Hansen Transmissions (D)	5,793
	Brazil — 1.8%
179	Companhia Vale do Rio Doce ADR	6,991
27	Petroleo Brasileiro S.A. ADR	3,218

		10,209

	Canada — 6.6%
122	Cameco Corp.	4,255
103	Potash Corp. of Saskatchewan, Inc.	18,873
113	Research In Motion Ltd. (D)	13,696

		36,824

	China — 2.3%
1,123	China Communications Construction Co., Ltd.	2,667
1,084	China Merchants Bank Co., Ltd.	4,526
184	LDK Solar Co. Ltd (D)(G)	5,827

		13,020

	Denmark — 3.3%
57	Novo Nordisk A/S	3,872
136	Vestas Wind Systems A/S (D)	14,789

		18,661

	Egypt — 2.2%
163	Orascom Telecom Holding SAE GDR	12,177
	Finland — 4.1%
768	Nokia Oyj (G)	23,088
	France — 8.8%
59	Alstom RGPT (G)	13,666
91	AXA S.A.	3,355
69	BNP Paribas	7,326
116	Carrefour S.A.	8,127
64	Societe Generale Class A	7,409
35	Vallourec	9,615

		49,498

	Germany — 11.3%
46	Allianz SE-REG	9,423
880	Arcandor AG (D)(G)	16,449
180	Commerzbank AG	6,440
96	Daimler AG #	7,499
40	K + S AG	16,377
49	Merck KGaA	7,009

		63,197

	Hong Kong — 1.9%
602	China Mobile Ltd.	10,359
	Ireland — 2.5%
280	Elan Corp. plc ADR (D)#	7,356
248	Ryanair Holdings plc ADR (D)(G)	6,734

		14,090

	Israel — 2.0%
243	Teva Pharmaceutical Industries Ltd. ADR #	11,353
	Japan — 12.7%
111	Canon, Inc.	5,561
180	Honda Motor Co., Ltd.	5,732
—	Japan Tobacco, Inc.	1,906
292	Komatsu Ltd.	8,899
312	Mitsubishi UFJ Financial Group, Inc.	3,434
535	Mitsui & Co., Ltd.	12,565
283	Mitsui Fudosan Co., Ltd.	7,151
2	Mizuho Financial Group, Inc.	8,530
24	Nintendo Co., Ltd.	13,211
504	Sumitomo Trust & Banking Co., Ltd.	4,531

		71,520

	Luxembourg — 0.5%
29	Arcelor	2,548
	Netherlands — 5.2%
492	ASML Holding N.V.	13,943
456	Unilever N.V. CVA	15,228

		29,171

	Norway — 1.7%
205	Renewable Energy Corp. AS (D)	6,927
84	Seadrill Ltd.	2,539

		9,466

	Russia — 0.7%
73	OAO Gazprom Class S ADR	3,889
	South Africa — 1.1%
337	MTN Group Ltd. (Q)	6,396
	South Korea — 2.2%
41	LG Electronics, Inc. (D)	6,322
8	Samsung Electronics Co., Ltd.	5,862

		12,184

	Spain — 1.0%
792	Iberdrola Renovables (D)	5,753
	Sweden — 0.4%
986	Telefonaktiebolaget LM Ericsson	2,491
	Switzerland — 4.3%
30	Nestle S.A.	14,112
2	Sonova Holding AG	161
295	UBS AG (D)	9,746

		24,019

	United Kingdom — 17.6%
344	3I Group plc	5,854
6,143	Arm Holdings plc	12,194
269	Autonomy Corp. plc (D)	4,530
230	British Land Co. plc	3,813
2,958	Carphone Warehouse Group plc #	15,872
821	easyJet plc (D)	5,024
177	Eurasian Natural Resources Corp. (D)	4,215
2,343	Kingfisher plc	6,123
1,618	Man Group plc	18,510
1,138	Michael Page International plc	6,480
204	Smith & Nephew plc	2,643

The accompanying notes are an integral part of these financial statements.

The Hartford International Growth Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	United Kingdom — (continued)
172	Xstrata plc		$13,414

			98,672

	Total common stock (cost $521,974)		$544,916
Principal
Amount

SHORT-TERM INVESTMENTS — 11.8%
	Repurchase Agreements — 3.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $7,260, collateralized by FHLMC 5.00%, 2035, value of $7,405)
$7,260	1.98% dated 04/30/2008		$7,260
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,560, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $3,631)
3,560	2.00% dated 04/30/2008		3,560
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $7, collateralized by U. S. Treasury Note 3.63%, 2009, value of $7)
7	1.90% dated 04/30/2008		7
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,426, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $4,514)
4,426	2.00% dated 04/30/2008		4,426
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,265, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $4,351)
4,265	1.96% dated 04/30/2008		4,265

			19,518

Shares

	Securities Purchased with Proceeds from Security Lending — 8.4%
	Cash Collateral Reinvestment Fund:
37,950	Goldman Sachs FS Prime Obligation/Institutional Fund		$37,949
9,098	Mellon GSL DBT II Collateral Fund (H)		9,098

			47,047

	Total short-term investments (cost $66,565)		$66,565

	Total investments (cost $588,539) (C)	108.9%	$611,481
	Other assets and liabilities	(8.9)%	(50,191)

	Total net assets	100.0%	$561,290

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 97.08% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $589,389 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$42,463
Unrealized Depreciation	(20,371)

Net Unrealized Appreciation	$22,092

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $1,844.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2007 – 04/2008	9,098	Mellon GSL DBT II Collateral Fund	$9,098

The aggregate value of these securities at April 30, 2008 was $9,098, which represents 1.62% of total net assets.

The accompanying notes are an integral part of these financial statements.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$453	$454	05/01/08	$(1)
British Pound (Sell)	2,734	2,706	05/02/08	(28)
British Pound (Sell)	1,907	1,903	05/06/08	(4)
Danish Krone (Sell)	874	875	05/02/08	1
Danish Krone (Sell)	892	889	05/05/08	(3)
Euro (Buy)	3,185	3,191	05/02/08	(6)
Euro (Buy)	2,498	2,490	05/05/08	8
Euro (Sell)	1,296	1,294	05/06/08	(2)
Euro (Buy)	25,756	26,037	06/05/08	(281)
Euro (Sell)	25,756	25,385	06/05/08	(371)
Japanese Yen (Buy)	3,651	3,636	05/01/08	15
Japanese Yen (Buy)	5,867	5,843	05/02/08	24
Japanese Yen (Buy)	1,928	1,923	05/07/08	5
Norwegian Krone (Buy)	1,216	1,212	05/06/08	4
South African Rand (Buy)	913	907	05/07/08	6
South African Rand (Buy)	932	926	05/08/08	6
Swedish Krona (Sell)	2,742	2,731	05/05/08	(11)
Swedish Krona (Buy)	2,501	2,503	05/06/08	(2)
Swiss Franc (Sell)	234	234	05/02/08	—
Swiss Franc (Sell)	196	196	05/05/08	—
Swiss Franc (Sell)	835	831	05/06/08	(4)

				$(644)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of April 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	13.6%

Capital Goods	7.7

Consumer Cyclical	16.8

Consumer Staples	6.6

Energy	1.7

Finance	16.8

Health Care	7.6

Services	1.2

Technology	20.7

Transportation	2.1

Utilities	2.3

Short-Term Investments	11.8

Other Assets and Liabilities	(8.9)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford International Opportunities Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.3%
	Austria — 1.3%
77	OMV AG	$5,809
	Belgium — 0.3%
33	UCB S.A. (G)	1,411
	Brazil — 5.1%
245	All America Latina Logistica S.A.	3,195
296	Banco Bradesco S.A.	6,689
277	Bolsa De Mercadorias e Futuros	2,815
146	MMX Mineracao E Metalicos S.A. (D)	4,898
50	Petroleo Brasileiro S.A. ADR	6,010

		23,607

	Canada — 2.1%
113	Canadian Natural Resources Ltd.	9,582
	China — 4.9%
10,602	Bank of China Ltd. (G)	5,402
2,406	China Communications Construction Co., Ltd. (G)	5,714
1,245	China Merchants Bank Co., Ltd. (G)	5,196
23	PetroChina Co. Ltd. ADR (G)	3,521
4,468	Shanghai Electric Group Co., Ltd. (G)	2,505

		22,338

	Denmark — 1.0%
66	Novo Nordisk A/S	4,541
	Egypt — 1.5%
93	Orascom Telecom Holding SAE GDR (G)	6,919
	Finland — 1.9%
290	Nokia Oyj	8,726
	France — 10.3%
44	Air France	1,365
113	AXA S.A. (G)	4,184
67	BNP Paribas (G)	7,188
51	Bouygues S.A.	3,783
97	Cie Generale d’Optique Essilor International S.A. (D)(G)	6,027
176	France Telecom S.A.	5,510
99	Sanofi-Aventis S.A. (G)	7,616
31	Schneider Electric S.A. (G)	3,781
110	Veolia Environment S.A. (G)	7,924

		47,378

	Germany — 8.3%
46	Allianz SE-REG	9,385
22	Continental AG (G)	2,545
52	Daimler AG (G)	4,058
51	Deutsche Boerse AG (G)	7,463
51	Deutsche Postbank AG (G)	4,401
30	E.On AG (G)	6,064
36	Siemens AG	4,237

		38,153

	Hong Kong — 1.3%
2,170	Shangri-La Asia Ltd.	6,021
	India — 1.0%
200	Bharti Televentures (D)	4,445
	Ireland — 1.6%
100	Elan Corp. plc ADR (D)	2,639
144	Ryanair Holdings plc (D)	658
151	Ryanair Holdings plc ADR (D)(G)	4,103

		7,400

	Israel — 1.7%
121	Israel Chemicals Ltd.	2,217
122	Teva Pharmaceutical Industries Ltd. ADR	5,712

		7,929

	Japan — 8.7%
135	Canon, Inc.	6,793
127	Honda Motor Co., Ltd.	4,066
3	Japan Tobacco, Inc.	12,239
156	Mitsubishi Estate Co., Ltd.	4,537
381	Mitsui & Co., Ltd.	8,948
412	Toshiba Corp. (G)	3,420

		40,003

	Luxembourg — 2.0%
105	Arcelor	9,244
	Mexico — 0.5%
116	Grupo Aeroportuario Del ADR	2,514
	Netherlands — 5.8%
355	Aegon N.V. (G)	5,656
263	ASML Holding N.V. (G)	7,456
155	Koninklijke Philips Electronics N.V.	5,821
225	Unilever N.V. CVA	7,512

		26,445

	Norway — 2.9%
166	Aker Kvaerner (G)	4,186
421	Norsk Hydro ASA (G)	6,190
152	Telenor ASA (G)	3,046

		13,422

	Russia — 3.2%
135	OAO Gazprom Class S ADR	7,160
513	OAO Rosneft Oil Co. (K)	5,028
51	Uralkali (D)(I)	2,717

		14,905

	South Africa — 2.2%
137	Impala Platinum Holdings Ltd.	5,527
231	MTN Group Ltd.	4,385

		9,912

	South Korea — 1.0%
29	LG Electronics, Inc. (D)	4,492
	Spain — 2.5%
528	Banco Santander Central Hispano S.A. (G)	11,414
	Sweden — 1.1%
321	Sandvik Ab (G)	4,901
	Switzerland — 7.1%
280	ABB Ltd.	8,550
105	Julius Baer Holding Ltd.	7,729
25	Nestle S.A.	12,001

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Switzerland — (continued)
30	Synthes, Inc.		$4,080

			32,360

	United Kingdom — 14.1%
209	BG Group plc		5,106
522	British Airways plc (D)		2,330
66	Johnson Matthey plc		2,620
120	Reckitt Benckiser Group plc		6,994
354	SABMiller plc		8,166
452	Smith & Nephew plc		5,850
177	Standard Chartered plc		6,256
2,663	Vodafone Group plc		8,427
243	Xstrata plc		18,927

			64,676

	United States — 1.9%
341	Invesco Ltd.		8,754

	Total common stock (cost $410,986)		$437,301

EXCHANGE TRADED FUNDS — 1.2%
	United States — 1.2%
72	ishares MSCI EAFE Index Fund		$5,458

	Total exchange traded funds (cost $5,473)		$5,458

	Total long-term investments (cost $416,459)		$442,759

Principal
Amount

SHORT-TERM INVESTMENTS — 23.8%
	Repurchase Agreements — 4.6%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $7,767, collateralized by FHLMC 5.00%, 2035, value of $7,922)
$7,767	1.98% dated 04/30/2008		$7,767
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,809, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $3,885)
3,809	2.00% dated 04/30/2008		3,809
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $8, collateralized by U. S. Treasury Note 3.63%, 2009, value of $8)
7	1.90% dated 04/30/2008		7
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,735, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $4,829)
4,735	2.00% dated 04/30/2008		4,735
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,563, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $4,654)
4,563	1.96% dated 04/30/2008		4,563

			20,881

Shares

	Securities Purchased with Proceeds from Security Lending — 19.2%
	Cash Collateral Reinvestment Fund:
88,124	Navigator Prime Portfolio		$88,124

	Total short-term investments (cost $109,005)		$109,005

	Total investments (cost $525,464) (C)	120.3%	$551,764
	Other assets and liabilities	(20.3)%	(92,919)

	Total net assets	100.0%	$458,845

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 93.40% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $526,251 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,298
Unrealized Depreciation	(11,785)

Net Unrealized Appreciation	$25,513

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $2,717, which represents 0.59% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $5,028 or 1.10% of net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford International Opportunities Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$607	$603	05/01/08	$(4)
Australian Dollar (Sell)	438	433	05/02/08	(5)
British Pound (Buy)	661	662	05/01/08	(1)
British Pound (Buy)	339	335	05/02/08	4
British Pound (Buy)	1,092	1,090	05/06/08	2
Canadian Dollar (Sell)	2,309	2,297	05/01/08	(12)
Euro (Buy)	1,630	1,633	05/02/08	(3)
Euro (Buy)	693	692	05/05/08	1
Euro (Buy)	747	748	05/05/08	(1)
Euro (Buy)	233	233	05/06/08	—
Japanese Yen (Sell)	619	616	05/01/08	(3)
South African Rand (Buy)	411	404	05/05/08	7

				$(15)

Diversification by Industry
 as of April 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	13.2

Capital Goods	1.6

Consumer Cyclical	8.5

Consumer Staples	8.4

Energy	8.1

Finance	22.4

Health Care	8.3

Services	2.1

Technology	17.8

Transportation	3.1

Utilities	3.0

Short-Term Investments	23.8

Other Assets and Liabilities	(20.3)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford International Small Company Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.2%
	Australia — 5.7%
225	Asciano Group	$854
611	Babcock & Brown Power	1,091
1,758	Centamin Egypt Ltd. (D)	2,328
844	Energy World Corp., Ltd. (D)	1,110
356	Oxiana Ltd. (G)	1,105
496	Programmed Maintenance Services Ltd.	2,358
188	Ramsay Health Care Ltd.	2,109
231	Transurban Group (G)	1,490
323	Whitehaven Coal Ltd. (D)	840
804	WHK Group Ltd.	1,045
217	Zinifex Ltd. (G)	2,063

		16,393

	Belgium — 0.6%
31	Umicore (D)	1,658
	Brazil — 2.8%
72	Dufry South America Ltd. (D)	1,443
17	Fertilizantes Fosfatados	1,011
115	Lupatech S.A. (D)	4,237
3	MPX Mineracao e Energia S.A. (D)	1,513

		8,204

	Canada — 1.3%
19	First Quantum Minerals Ltd.	1,626
245	Uranium Participation Corp. (D)(G)	2,086

		3,712

	China — 3.4%
1,162	Cosco Pacific Ltd.	2,197
62	Mindray Medical International Ltd.	2,118
1,124	Shandong Weigao Group Medical Polymer Co., Ltd. (G)	1,837
2,760	Sinofert Holdings Ltd. (G)	2,105
1,162	Stella International	1,727

		9,984

	Denmark — 0.6%
33	Genmab A/S (D)(G)	1,793
	Finland — 2.3%
80	Nokian Rendaat Oyj (G)	3,374
55	Outotec Oyj	3,449

		6,823

	France — 6.2%
26	BioMerieux S.A.	2,812
8	Cegedim S.A. (G)	743
8	Guerbet S.A.	1,488
65	Ipsen	4,000
46	Korian	1,702
100	Maurel ET Prom	2,310
105	Rhodia S.A. (D)(G)	2,164
19	Seche Environment	2,748

		17,967

	Germany — 5.0%
104	Arcandor AG (D)(G)	1,942
16	Hochtief AG (G)	1,670
20	MTU Aero Engines Holdings AG (G)	915
120	Rhoen-Klinikum AG	3,624
51	Stada Arzneimittel AG	3,476
111	Symrise AG	2,727

		14,354

	Hong Kong — 5.9%
382	China Mengniu Dairy Co.	1,140
104	Dickson Concept International	76
2,016	Far East Pharmaceutical Technology Co., Ltd. (A)(D)(G)(H)	—
3,230	First Pacific Co., Ltd.	2,367
723	Hidili Industry International Development (D)	1,102
2,420	Huabao International Holdings Ltd.	2,156
388	Kingboard Chemical Holdings Ltd.	1,831
2,128	Peace Mark Holdings Ltd.	2,481
1,189	Shangri-La Asia Ltd.	3,298
1,982	Shun Tak Holdings Ltd. (G)	2,645

		17,096

	India — 0.6%
110	Dr. Reddy’s Laboratories Ltd. ADR	1,683
	Israel — 0.8%
253	Makhteshim-Agan Industries Ltd.	2,323
	Italy — 5.4%
171	Antichi Pellettieri S.p.A.	2,014
112	Autogrill S.p.A (G)	1,693
95	DiaSorin S.p.A. (D)	1,707
123	Enia S.p.A. (D)	1,718
368	Immobiliare Grande Distribuzione (G)	1,268
55	Mariella Burani Fashion Group S.p.A. (G)	1,445
58	Pirelli & C. Real Estate S.p.A. (G)	1,735
86	Prysmian S.p.A.	2,022
347	Saras S.p.A.	1,981

		15,583

	Japan — 23.6%
88	Aeon Delight Co., Ltd.	1,828
73	AEON Mall Co., Ltd. (G)	2,276
115	Asics Corp.	1,166
89	Benesse Corp.	3,919
130	Gunma Bank Ltd.	1,043
39	Hisamitsu Pharmaceutical Co., Inc.	1,450
267	Hitachi Metals Ltd. (G)	4,009
40	Ibiden Co., Ltd.	1,754
201	Iino Kaiun Kaisha Ltd. (G)	2,266
4	Jupiter Telecommunications Co., Ltd. (D)	3,735
2	KK DaVinci Advisors (D)(G)	1,605
78	Kobayashi Pharmaceutical Co., Ltd. (G)	2,729
18	Micronics Japan Co.	631
175	Mitsubishi Tanabe Pharma Corp.	2,090
76	Miura Co., Ltd. (G)	1,959
88	Modec, Inc. (G)	3,084
220	Nabtesco Corp.	3,258
240	NTN Corp. (G)	1,847
74	OBIC Business Consultants Ltd. (G)	3,840
22	OBIC Co., Ltd.	4,050
53	Point, Inc. (G)	2,341
1	RISA Partners, Inc. (G)	1,315
101	Securities Carbon Ltd.	736
170	Shinko Plantech Co., Ltd.	2,665
123	Shionogi & Co., Ltd.	2,378

The accompanying notes are an integral part of these financial statements.

The Hartford International Small Company Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Japan — (continued)
514	Sumitomo Osaka Cement Co., Ltd.	$1,126
75	Sysmex Corp. (G)	3,067
68	Taiyo Ink Manufacturing Co., Ltd. (G)	1,644
108	Tokai Carbon Co. (G)	1,132
51	Toyota Boshoku Corp.	1,450
27	Uni-Charm Corp.	1,881

		68,274

	Liechtenstein — 0.8%
9	Verwalt & Privat-Bank AG	2,354
	Malaysia — 0.5%
3,548	Air Asia BHD (D)	1,417
	Netherlands — 2.7%
525	Dockwise Ltd. (D)	1,578
98	SBM Offshore N.V.	3,721
154	Spazio Investment N.V.	2,526

		7,825

	Norway — 2.5%
1,009	DNO International ASA (D)(G)	1,898
13	Kongsberg Gruppen ASA	856
160	TGS Nopec Geophysical Co. ASA (D)(G)	2,572
258	Wavefield Inseis ASA (D)	1,946

		7,272

	Papua New Guinea — 0.5%
126	New Britain Palm Oil Ltd.	1,418
	Singapore — 0.7%
1,519	Goodpack Ltd. (G)	1,960
	South Korea — 3.0%
9	Cheil Communications, Inc. (D)	2,532
37	Hana Tour Service, Inc.	2,210
25	Hanjin Heavy Industrial & Construction	1,427
41	Hotel Shilla Co., Ltd. (G)	1,047
15	Samsung Engineering Co., Ltd.	1,368

		8,584

	Spain — 1.1%
105	Laboratorios Almiral S.A. (D)	2,203
23	Prosegur Compania de Seguridad S.A.	1,001

		3,204

	Sweden — 3.1%
201	Lundin Petroleum Ab (D)(G)	2,790
138	Munters Ab (G)	1,413
220	Swedish Match Ab (G)	4,798

		9,001

	Switzerland — 4.0%
17	Bachem Holding AG Class B	1,532
63	Dufry Group	6,914
75	Paris RE Holdings Ltd. (D)	1,683
54	Temenos Group AG (D)(G)	1,511

		11,640

	United Kingdom — 13.1%
182	Admiral Group plc	3,124
64	Aveva Group plc	1,532
80	Babcock International Group plc	937
329	British Airways plc (D)	1,470
359	Clapham House Group plc (D)	1,172
98	Close Brothers Group plc	1,342
351	Detica Group plc	2,093
343	easyJet plc (D)	2,095
352	Fenner plc	1,749
1,645	Guinness Peat Group plc	2,221
122	Hamworthy KSE	1,182
82	ICAP plc	947
236	Informa Group plc	1,612
243	Lancashire Holdings Ltd.	1,464
379	Mears Group plc	2,353
400	Meggitt plc	2,349
378	Rexam plc	3,349
635	Senior plc	1,379
106	Ultra Electronics Holdings plc	2,691
106	VT Group plc	1,423
4	Wellstream Holdings plc (D)	89
456	Wolfson Microelectronics plc (D)	1,275

		37,848

	Total common stock (cost $280,716)	$278,370

Principal
Amount

SHORT-TERM INVESTMENTS — 21.5%
	Repurchase Agreements — 3.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,134, collateralized by FHLMC 5.00%, 2035, value of $4,216)
$4,134	1.98% dated 04/30/2008	$4,134
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,027, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $2,068)
2,027	2.00% dated 04/30/2008	2,027
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $4, collateralized by U. S. Treasury Note 3.63%, 2009, value of $4)
4	1.90% dated 04/30/2008	4
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,520, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $2,570)
2,520	2.00% dated 04/30/2008	2,520
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,429, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $2,477)
2,428	1.96% dated 04/30/2008	2,428

		11,113

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	Securities Purchased with Proceeds from Security Lending — 17.7%
	Cash Collateral Reinvestment Fund:
$51,115	Navigator Prime Portfolio		$51,115

	Total short-term investments (cost $62,228)		$62,228

	Total investments (cost $342,944) (C)	117.7%	$340,598
	Other assets and liabilities	(17.7)%	(51,211)

	Total net assets	100.0%	$289,387

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.19% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $345,256 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,279
Unrealized Depreciation	(24,937)

Net Unrealized Depreciation	$(4,658)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
03/2004 – 05/2004	2,016	Far East Pharmaceutical Technology Co., Ltd.	$293

The aggregate value of these securities at April 30, 2008 rounds to zero.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Buy)	$1,946	$1,934	05/01/08	$12
Australian Dollar (Buy)	61	60	05/02/08	1
Australian Dollar (Sell)	1,265	1,255	05/05/08	(10)
British Pound (Sell)	1,059	1,057	05/06/08	(2)
Euro (Buy)	290	289	05/05/08	1
Hong Kong Dollar (Buy)	51	51	05/02/08	—
Hong Kong Dollar (Buy)	26	26	05/05/08	—
Japanese Yen (Buy)	1,508	1,502	05/02/08	6
Japanese Yen (Buy)	417	416	05/07/08	1
Norwegian Krone (Buy)	76	76	05/02/08	—
Swedish Krona (Sell)	503	503	05/02/08	—

				$9

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of April 30, 2008

Percentage of
Industry	Net Assets
Basic Materials	16.5%

Capital Goods	4.4

Consumer Cyclical	12.2

Consumer Staples	2.5

Energy	7.5

Finance	9.7

Health Care	15.8

Services	9.6

Technology	8.7

Transportation	6.3

Utilities	3.0

Short-Term Investments	21.5

Other Assets and Liabilities	(17.7)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford LargeCap Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.7%
	Basic Materials — 2.7%
1	AK Steel Holding Corp.	$43
1	Consol Energy, Inc.	46
—	Freeport-McMoRan Copper & Gold, Inc.	40
1	Massey Energy Co.	36
1	Owens-Illinois, Inc. (D)	48
1	Praxair, Inc.	51
—	Southern Copper Corp.	45

		309

	Capital Goods — 7.3%
1	3M Co.	76
1	Baker Hughes, Inc.	44
2	Boeing Co.	137
1	Caterpillar, Inc.	93
—	Flowserve Corp.	41
1	Hasbro, Inc.	44
2	Honeywell International, Inc.	90
1	Joy Global, Inc.	52
1	National Oilwell Varco, Inc. (D)	55
1	Pitney Bowes, Inc.	37
—	Smith International, Inc.	34
1	United Technologies Corp.	76
1	Varian Semiconductor Equipment Associates, Inc. (D)	54

		833

	Consumer Cyclical — 10.0%
1	Abercrombie & Fitch Co. Class A	56
5	Altria Group, Inc.	95
1	Amazon.com, Inc. (D)	45
—	AutoZone, Inc. (D)	38
2	Best Buy Co., Inc.	73
1	Coach, Inc. (D)	38
1	Costco Wholesale Corp.	43
2	eBay, Inc. (D)	64
1	Fastenal Co.	51
1	Foster Wheeler Ltd. (D)	55
2	Lowe’s Co., Inc.	47
1	McDonald’s Corp.	52
—	Mosaic Co. (D)	60
1	NIKE, Inc. Class B	69
1	Philip Morris International, Inc. (D)	73
1	Target Corp.	62
1	Urban Outfitters, Inc. (D)	38
3	Wal-Mart Stores, Inc.	171

		1,130

	Consumer Staples — 6.0%
1	Anheuser-Busch Cos., Inc.	57
1	Avon Products, Inc.	34
2	Coca-Cola Co.	144
1	Colgate-Palmolive Co.	94
3	PepsiCo, Inc.	189
2	Procter & Gamble Co.	166

		684

	Energy — 9.5%
1	Chesapeake Energy Corp.	48
—	Constellation Energy Group, Inc.	35
—	Diamond Offshore Drilling, Inc.	35
1	ENSCO International, Inc.	50
2	Exxon Mobil Corp.	185
2	Frontier Oil Corp.	53
2	Halliburton Co.	74
1	Holly Corp.	36
1	Noble Corp.	38
2	Schlumberger Ltd.	198
1	Sunoco, Inc.	39
1	Transocean, Inc.	93
1	Valero Energy Corp.	49
1	W&T Offshore, Inc.	48
1	Weatherford International Ltd. (D)	49
1	XTO Energy, Inc.	51

		1,081

	Finance — 7.7%
1	Aflac, Inc.	40
1	American Express Co.	56
3	Charles Schwab Corp.	66
—	CME Group, Inc.	63
1	Federated Investors, Inc.	46
—	Goldman Sachs Group, Inc.	42
2	Health Net, Inc. (D)	54
1	Humana, Inc. (D)	37
—	Mastercard, Inc.	120
1	Nymex Holdings, Inc.	58
1	NYSE Euronext	36
1	State Street Corp.	38
1	T. Rowe Price Group, Inc.	42
2	UnitedHealth Group, Inc.	70
1	Wellcare Health Plans, Inc. (D)	54
2	Western Union Co.	54

		876

	Health Care — 17.1%
3	Abbott Laboratories	145
1	Amerisource Bergen Corp.	36
2	Amgen, Inc. (D)	80
—	Bard (C.R.), Inc.	41
1	Baxter International, Inc.	69
1	Becton, Dickinson & Co.	72
3	Bristol-Myers Squibb Co.	59
1	Cardinal Health, Inc.	43
2	CVS/Caremark Corp.	70
1	Eli Lilly & Co.	66
1	Genentech, Inc. (D)	74
2	Gilead Sciences, Inc. (D)	89
2	Herbalife Ltd.	76
—	Intuitive Surgical, Inc. (D)	40
1	Invitrogen Corp. (D)	51
2	Johnson & Johnson	130
1	Medco Health Solutions, Inc. (D)	37
2	Medtronic, Inc.	97
3	Merck & Co., Inc.	112
1	Monsanto Co.	122
3	NBTY, Inc. (D)	74
2	Schering-Plough Corp.	34
1	St. Jude Medical, Inc. (D)	61
1	Varian Medical Systems, Inc. (D)	47
1	Walgreen Co.	50
2	Watson Pharmaceuticals, Inc. (D)	56

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
2	Wyeth		$71
—	Zimmer Holdings, Inc. (D)		36

			1,938

	Services — 7.3%
1	Apollo Group, Inc. Class A (D)		39
1	Autodesk, Inc. (D)		36
1	Brink’s Co.		43
1	C.H. Robinson Worldwide, Inc.		39
3	Comcast Corp. Class A		69
2	DirecTV Group, Inc. (D)		52
1	Express Scripts, Inc. (D)		65
—	Fluor Corp.		43
1	McGraw-Hill Cos., Inc.		39
1	Moody’s Corp.		47
1	Omnicom Group, Inc.		44
1	Paychex, Inc.		51
2	Regal Entertainment Group		35
2	SEI Investments Co.		51
1	United Parcel Service, Inc. Class B		60
2	Viacom, Inc. Class B (D)		59
2	Walt Disney Co.		58

			830

	Technology — 28.5%
1	Adobe Systems, Inc. (D)		40
2	Apple, Inc. (D)		284
4	Applied Materials, Inc.		73
11	Cisco Systems, Inc. (D)		274
3	Corning, Inc.		93
4	Dell, Inc. (D)		80
1	Dolby Laboratories, Inc. Class A (D)		34
1	Dun & Bradstreet Corp.		49
4	EMC Corp. (D)		56
1	Emerson Electric Co.		63
—	First Solar, Inc. (D)		78
2	Garmin Ltd.		66
1	General Electric Co.		43
—	Google, Inc. (D)		221
4	Hewlett-Packard Co.		187
11	Intel Corp.		240
2	International Business Machines Corp.		234
1	Lexmark International, Inc. ADR (D)		38
1	Lockheed Martin Corp.		100
1	MEMC Electronic Materials, Inc. (D)		68
15	Microsoft Corp.		434
2	NVIDIA Corp. (D)		47
7	Oracle Corp. (D)		150
3	Qualcomm, Inc.		137
1	Rockwell Collins, Inc.		33
3	Texas Instruments, Inc.		75
2	Yahoo!, Inc. (D)		47

			3,244

	Transportation — 2.3%
1	Burlington Northern Santa Fe Corp.		70
1	CSX Corp.		41
1	Frontline Ltd.		44
1	McDermott International, Inc. (D)		40
—	Union Pacific Corp.		63

			258

	Utilities — 0.3%
—	Exelon Corp.		36

	Total common stock (cost $11,191)		$11,219

EXCHANGE TRADED FUNDS — 0.7%
	Other Investment Pools and Funds — 0.7%
1	iShares Russell 1000		$80

	Total exchange traded funds (cost $80)		$80

	Total long-term investments (cost $11,271)		$11,299

Principal
Amount

SHORT-TERM INVESTMENTS — 0.2%
	Repurchase Agreements — 0.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $6, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $7)
$6	1.90% dated 04/30/2008		$6
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $7, collateralized by U. S. Treasury Note 4.50%, 2011, value of $7)
7	1.90% dated 04/30/2008		7

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $9, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $9)

9	1.90% dated 04/30/2008		9

	Total short-term investments (cost $22)		$22

	Total investments (cost $11,293) (C)	99.6%	$11,321
	Other assets and liabilities	0.4%	45

	Total net assets	100.0%	$11,366

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $11,320 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$508
Unrealized Depreciation	(507)

Net Unrealized Appreciation	$1

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.6%
	Basic Materials — 9.3%
265	Agrium, Inc. (G)	$20,959
198	CF Industries Holdings, Inc. (G)	26,499
153	Cleveland-Cliffs, Inc. (G)	24,477
322	Consol Energy, Inc. (G)	26,037
530	FMC Corp. (G)	33,292
275	Lupatech S.A. (D)	10,162
311	Nucor Corp. (G)	23,503
170	Peabody Energy Corp. (G)	10,374
128	Precision Castparts Corp.	15,071
1,046	Sealed Air Corp. (G)	26,456
351	Teck Cominco Ltd. Class B	15,344
654	Thompson Creek Metals Co., Inc (D)	14,107
215	United States Steel Corp.	33,130

		279,411

	Capital Goods — 2.8%
222	Alliant Techsystems, Inc. (D)(G)	24,460
813	Kennametal, Inc.	28,264
223	Scientific Games Corp. Class A (D)(G)	6,280
579	Toro Co. (G)	24,531

		83,535

	Consumer Cyclical — 11.2%
665	American Eagle Outfitters, Inc.	12,212
1,212	BJ’s Wholesale Club, Inc. (D)(G)	46,194
479	BorgWarner, Inc. (G)	23,538
608	Dick’s Sporting Goods, Inc. (D)(G)	17,376
336	Foster Wheeler Ltd. (D)	21,400
275	Gildan Activewear, Inc. (D)(G)	7,084
8,386	Li & Fung Ltd.	34,597
538	Liz Claiborne, Inc. (G)	9,520
29	NVR, Inc. (D)(G)	18,037
750	O’Reilly Automotive, Inc. (D)(G)	21,655
640	PACCAR, Inc. (G)	30,275
1,026	Patterson Cos., Inc. (D)(G)	35,089
4,440	Peace Mark Holdings Ltd.	5,177
1,228	Supervalu, Inc. (G)	40,653
273	Tiffany & Co.	11,869
129	Under Armour, Inc. Class A (D)(G)	4,296

		338,972

	Consumer Staples — 1.9%
786	Avon Products, Inc. (G)	30,654
498	Clorox Co. (G)	26,405

		57,059

	Energy — 10.4%
528	Cie Gen Geophysique ADR (D)	26,486
165	Diamond Offshore Drilling, Inc. (G)	20,642
902	Forest Oil Corp. (D)(G)	53,131
487	Noble Energy, Inc.	42,326
1,041	Seadrill Ltd.	31,356
783	Southwestern Energy Co. (D)	33,112
561	St. Mary Land & Exploration Co. (G)	24,540
1,356	UGI Corp.	35,248
549	Ultra Petroleum Corp. (D)	45,597

		312,438

	Finance — 10.6%
7,182	Aberdeen Asset Management plc	20,079
99	Blackrock, Inc. (G)	20,018
729	Bovespa Holding S.A.	11,080
206	Everest Re Group Ltd.	18,612
374	Forest City Enterprises, Inc. Class A (G)	13,804
674	Humana, Inc. (D)	32,230
589	Huntington Bancshares, Inc. (G)	5,534
368	Kimco Realty Corp. (G)	14,683
130	M&T Bank Corp. (G)	12,082
282	MSCI, Inc. (D)	8,732
803	Popular, Inc. (G)	10,010
285	T. Rowe Price Group, Inc. (G)	16,690
1,562	Unum Group (G)	36,252
502	Waddell and Reed Financial, Inc. Class A (G)	16,992
292	Washington Mutual, Inc. PIPE (A)(H)	3,230
904	Washington Mutual, Inc. (G)	11,110
2,248	Western Union Co.	51,706
33	White Mountains Insurance Group Ltd.	15,759

		318,603

	Health Care — 16.1%
786	Amylin Pharmaceuticals, Inc. (D)(G)	21,675
872	Barr Pharmaceuticals, Inc. (D)(G)	43,780
811	Beckman Coulter, Inc. (G)	55,385
386	Cephalon, Inc. (D)(G)	24,098
250	Charles River Laboratories International, Inc. (D)(G)	14,524
1,390	Community Health Systems, Inc. (D)(G)	52,182
796	Elan Corp. plc ADR (D)(G)	20,937
114	Intuitive Surgical, Inc. (D)(G)	32,947
68	Invitrogen Corp. (D)	6,401
1,850	Millennium Pharmaceuticals, Inc. (D)(G)	46,000
674	Perrigo Co. (G)	27,619
647	Regeneron Pharmaceuticals, Inc. (D)(G)	12,700
717	Sepracor, Inc. (D)(G)	15,460
822	St. Jude Medical, Inc. (D)	35,978
787	Universal Health Services, Inc. Class B	49,285
274	Varian Medical Systems, Inc. (D)(G)	12,845
179	Zimmer Holdings, Inc. (D)	13,290

		485,106

	Services — 13.3%
3,254	Allied Waste Industries, Inc. (D)(G)	40,223
175	Apollo Group, Inc. Class A (D)	8,918
724	Autodesk, Inc. (D)(G)	27,501
379	C.H. Robinson Worldwide, Inc. (G)	23,743
1,301	Cadence Design Systems, Inc. (D)(G)	14,476
1,197	DreamWorks Animation SKG, Inc. (D)(G)	33,480
1,244	Equifax, Inc. (D)(G)	47,615
360	Factset Research Systems, Inc. (G)	21,623
119	Fluor Corp. (G)	18,253
227	Focus Media Holding Ltd. ADR (D)(G)	8,389
212	ITT Educational Services, Inc. (D)(G)	16,290
692	Manpower, Inc.	46,447
1,647	Republic Services, Inc.	52,366
1,245	Robert Half International, Inc. (G)	29,497
67	Strayer Education, Inc. (G)	12,478

		401,299

	Technology — 15.3%
520	Activision, Inc. (D)	14,055
1,919	Altera Corp. (G)	40,836
381	American Tower Corp. Class A (D)	16,557
1,026	BMC Software, Inc. (D)	35,646
784	Ciena Corp. (D)(G)	26,514
183	Ctrip.Com International Ltd.	11,382
728	Electronic Arts, Inc. (D)(G)	37,450
334	Equinix, Inc. (D)(G)	30,228
913	FLIR Systems, Inc. (D)(G)	31,350
659	Global Payments, Inc. (G)	29,167
653	Lam Research Corp. (D)(G)	26,669
786	Linear Technology Corp. (G)	27,489
1,204	McAfee, Inc. (D)	40,020
210	National Instruments Corp. (G)	6,174
390	NetApp, Inc. (D)(G)	9,438
238	Rockwell Collins, Inc.	15,008

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
687	Teradata Corp. (D)		$14,622
1,314	VeriSign, Inc. (D)(G)		47,373

			459,978

	Transportation — 3.5%
378	Con-way, Inc. (G)		17,473
279	Expeditors International of Washington, Inc. (G)		13,008
717	J.B. Hunt Transport Services, Inc. (G)		24,343
579	Kansas City Southern (D)(G)		26,119
484	Landstar System, Inc. (G)		25,159

			106,102

	Utilities — 2.2%
1,232	DPL, Inc. (G)		34,284
1,220	Northeast Utilities		32,102

			66,386

	Total common stock (cost $2,652,130)		$2,908,889

PREFERRED STOCK — 0.1%
	Finance — 0.1%
—	Washington Mutual, Inc. (A)(D)(H)(X)		$2,529

	Total preferred stock (cost $2,000)		$2,529

	Total long-term investments (cost $2,654,130)		$2,911,418

Principal
Amount

SHORT-TERM INVESTMENTS — 31.2%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $45,366, collateralized by FHLMC 5.00%, 2035, value of $46,271)
$45,364	1.98% dated 04/30/2008		$45,364
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $22,247, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $22,691)
22,246	2.00% dated 04/30/2008		22,246
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $44, collateralized by U.S. Treasury Note 3.63%, 2009, value of $45)
44	1.90% dated 04/30/2008		44
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $27,656, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $28,207)
$27,654	2.00% dated 04/30/2008		27,654
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $26,653, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $27,184)
26,651	1.96% dated 04/30/2008		26,651

			121,959

Shares

	Securities Purchased with Proceeds from Security Lending — 27.1%
	Cash Collateral Reinvestment Fund:
488,032	Goldman Sachs FS Prime Obligation/Institutional Fund		$488,032
329,279	Mellon GSL DBT II Collateral Fund (H)		329,279

			817,311

	Total short-term investments (cost $939,270)		$939,270

	Total investments (cost $3,593,400) (C)	127.9%	$3,850,688
	Other assets and liabilities	(27.9)%	(839,607)

	Total net assets	100.0%	$3,011,081

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.88% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $3,594,305 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$382,278
Unrealized Depreciation	(125,895)

Net Unrealized Appreciation	$256,383

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008 was $5,759, which represents 0.19% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2007 – 04/2008	329,279	Mellon GSL DBT II Collateral Fund	$329,279
04/2008	—	Washington Mutual, Inc. Preferred Stock	2,000
04/2008	292	Washington Mutual, Inc. PIPE - Reg D	2,556

The aggregate value of these securities at April 30, 2008 was $335,038, which represents 11.13% of total net assets.

PIPE — Private Investment in Public Equity.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.2%
	Basic Materials — 9.3%
3	Airgas, Inc.	$140
3	Ball Corp. (G)	135
9	Cabot Corp. (G)	250
4	Carlisle Cos., Inc. (G)	104
2	Carpenter Technology Corp. (G)	103
73	Chemtura Corp.	502
3	Church & Dwight Co., Inc. (G)	177
1	Cleveland-Cliffs, Inc.	148
71	Domtar Corp. (D)(G)	423
4	Lubrizol Corp.	238
3	Massey Energy Co. (G)	145
8	Nalco Holding Co. (G)	177
3	Owens-Illinois, Inc. (D)	189
6	Packaging Corp. of America	133
6	Pactiv Corp. (D)	136
2	Rohm & Haas Co. (G)	105
11	RPM International, Inc. (G)	251
7	Sealed Air Corp. (G)	188
3	Steel Dynamics, Inc.	112
14	Valspar Corp. (G)	313

		3,969

	Capital Goods — 6.0%
1	Alliant Techsystems, Inc. (D)(G)	106
4	Donaldson Co., Inc. (G)	165
1	Flowserve Corp.	159
4	Graco, Inc. (G)	145
3	Ingersoll-Rand Co. Class A	138
7	International Game Technology (G)	236
5	Joy Global, Inc.	366
7	Lennox International, Inc. (G)	240
2	Lincoln Electric Holdings, Inc.	141
3	National Oilwell Varco, Inc. (D)	183
8	Pitney Bowes, Inc.	271
2	Rockwell Automation, Inc.	103
2	Smith International, Inc. (G)	115
4	Textron, Inc.	221

		2,589

	Consumer Cyclical — 12.7%
4	Abercrombie & Fitch Co. Class A (G)	328
3	Avery Dennison Corp.	152
5	Barnes & Noble, Inc. (G)	166
6	Big Lots, Inc. (D)	154
7	Copart, Inc. (D)(G)	286
7	Dick’s Sporting Goods, Inc. (D)(G)	203
7	Fastenal Co. (G)	335
3	Foster Wheeler Ltd. (D)	167
11	GameStop Corp. Class A (D)(G)	586
6	Hill-Rom Holdings, Inc. (G)	151
9	Masco Corp.	155
2	MSC Industrial Direct Co., Inc.	110
—	NVR, Inc. (D)(G)	260
4	Patterson Cos., Inc. (D)(G)	150
8	RadioShack Corp. (G)	116
4	Reliance Steel & Aluminum	271
8	Ross Stores, Inc. (G)	255
4	Scotts Miracle-Gro Co. Class A (G)	141
3	Sherwin-Williams Co.	159
5	Tim Hortons, Inc. (G)	175
9	TJX Cos., Inc.	279
17	Urban Outfitters, Inc. (D)	569
7	Yum! Brands, Inc.	286

		5,454

	Consumer Staples — 2.4%
5	Avon Products, Inc. (G)	187
4	Hansen National Corp. (D)(G)	134
2	Loews Corp. — Carolina Group (G)	139
5	UST, Inc. (G)	260
4	William Wrigley, Jr. Co. (G)	287

		1,007

	Energy — 9.6%
7	BJ Services Co. (G)	209
6	Chesapeake Energy Corp.	286
1	Constellation Energy Group, Inc. (G)	107
3	ENSCO International, Inc.	168
10	Frontier Oil Corp. (G)	240
7	Helix Energy Solutions Group, Inc. (D)	245
3	Holly Corp. (G)	139
6	Nabors Industries Ltd. (D)(G)	220
4	Pride International, Inc. (D)(G)	188
6	Rowan Companies, Inc. (G)	221
7	Sunoco, Inc. (G)	323
2	Superior Energy Services, Inc. (D)(G)	102
20	Tesoro Corp. (G)	494
4	Unit Corp. (D)(G)	257
8	W&T Offshore, Inc. (G)	318
3	Weatherford International Ltd. (D)(G)	204
37	Western Refining, Inc. (G)	374

		4,095

	Finance — 13.9%
2	Bank of Hawaii Corp.	110
1	Blackrock, Inc. (G)	202
4	Eaton Vance Corp. (G)	132
2	Erie Indemnity Co.	101
1	Federal Realty Investment Trust	119
9	Federated Investors, Inc. (G)	301
43	GLG Partners, Inc. (G)	356
5	Health Care, Inc. (G)	221
10	Health Net, Inc. (D)	289
9	Hudson City Bancorp, Inc.	165
9	Humana, Inc. (D)	425
1	IntercontinentalExchange, Inc. (D)	195
6	Invesco Ltd.	142
2	Investment Technology Group, Inc. (D)	116
2	Mastercard, Inc. (G)	685
7	Nasdaq Stock Market, Inc. (D)(G)	261
2	Northern Trust Corp. (G)	165
1	Nymex Holdings, Inc.	112
2	PartnerRe Ltd. (G)	176
1	Public Storage	125
4	T. Rowe Price Group, Inc. (G)	211
5	Taubman Centers, Inc. (G)	303
9	TD Ameritrade Holding Corp. (D)	160
7	UDR, Inc.	169
7	Ventas, Inc.	353
8	Wellcare Health Plans, Inc. (D)(G)	341

		5,935

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Growth Fund (formerly The Hartford Select MidCap Growth Fund)

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Health Care — 7.7%
2	Allergan, Inc.	$122
4	Amerisource Bergen Corp.	150
2	Bard (C.R.), Inc.	215
3	Community Health Systems, Inc. (D)	120
3	Covance, Inc. (D)	214
3	Coventry Health Care, Inc. (D)(G)	142
9	Endo Pharmaceuticals Holdings, Inc. (D)(G)	215
4	Forest Laboratories, Inc. (D)	153
6	Herbalife Ltd. (G)	249
4	Hospira, Inc. (D)	145
1	Intuitive Surgical, Inc. (D)(G)	348
4	Kinetic Concepts, Inc. (D)	151
2	Laboratory Corp. of America Holdings (D)(G)	113
5	Pharmaceutical Product Development, Inc.	195
10	Sepracor, Inc. (D)(G)	212
3	St. Jude Medical, Inc. (D)(G)	136
4	Varian Medical Systems, Inc. (D)(G)	204
7	Watson Pharmaceuticals, Inc. (D)(G)	209

		3,293

	Services — 9.9%
6	Apollo Group, Inc. Class A (D)(G)	291
6	Autodesk, Inc. (D)(G)	228
9	Broadridge Financial Solutions (G)	169
2	C.H. Robinson Worldwide, Inc. (G)	150
11	CTC Media, Inc. (D)	281
2	DST Systems, Inc. (D)(G)	122
12	Electronic Data Systems Corp. (G)	231
3	Express Scripts, Inc. (D)	240
2	Factset Research Systems, Inc. (G)	105
1	Fluor Corp. (G)	119
2	Harsco Corp.	110
6	Hewitt Associates, Inc. (D)	237
1	Jacobs Engineering Group, Inc. (D)	113
4	Liberty Global, Inc. (D)(G)	132
3	Paychex, Inc. (G)	109
3	Pediatrix Medical Group, Inc. (D)	212
10	Regal Entertainment Group	197
5	Republic Services, Inc.	153
4	SEI Investments Co.	100
3	Stericycle, Inc. (D)(G)	166
11	Synopsys, Inc. (D)	243
9	URS Corp. (D)	366
4	Weight Watchers International, Inc.	170

		4,244

	Technology — 23.5%
14	Activision, Inc. (D)	384
4	Affiliated Computer Services, Inc. Class A (D)(G)	236
4	Agilent Technologies, Inc. (D)(G)	114
3	Amphenol Corp. Class A (G)	115
4	Analog Devices, Inc.	139
6	Applera Corp. — Applied Biosystems Group	176
5	Arrow Electronics, Inc. (D)(G)	123
12	BMC Software, Inc. (D)(G)	413
39	Brocade Communications Systems, Inc. (D)(G)	279
9	CA, Inc. (G)	206
15	Citizens Communications Co. (G)	158
26	Compuware Corp. (D)(G)	196
5	Cree, Inc. (D)(G)	119
4	Dentsply International, Inc. (G)	167
10	Dolby Laboratories, Inc. Class A (D)	410
3	Electronic Arts, Inc. (D)	131
2	First Solar, Inc. (D)(G)	443
2	Fiserv, Inc. (D)	109
3	Harris Corp.	179
4	Hubbell, Inc. Class B	174
6	IMS Health, Inc.	144
2	L-3 Communications Holdings, Inc.	192
4	Lam Research Corp. (D)(G)	176
26	LSI Corp. (D)(G)	159
3	McAfee, Inc. (D)	103
2	MEMC Electronic Materials, Inc. (D)	129
6	Microchip Technology, Inc. (G)	234
3	Millipore Corp. (D)(G)	179
20	National Semiconductor Corp. (G)	409
8	NCR Corp. (D)(G)	187
9	NetApp, Inc. (D)(G)	214
8	NVIDIA Corp. (D)(G)	171
21	QLogic Corp. (D)	340
3	Rockwell Collins, Inc. (G)	161
7	SBA Communications Corp. (D)(G)	213
21	Seagate Technology (G)	400
9	Silicon Laboratories, Inc. (D)(G)	307
12	Telephone and Data Systems, Inc.	475
8	Teradata Corp. (D)(G)	169
5	US Cellular Corp. (D)(G)	271
8	VeriSign, Inc. (D)(G)	297
5	Waters Corp. (D)(G)	284
14	Western Digital Corp. (D)(G)	394
5	Zebra Technologies Corp. Class A (D)(G)	176

		10,055

	Transportation — 1.6%
3	CSX Corp. (G)	214
5	Frontline Ltd. (G)	297
3	Kirby Corp. (D)(G)	186

		697

	Utilities — 2.6%
21	CenterPoint Energy, Inc. (G)	313
18	Dynegy Holdings, Inc. (D)(G)	154
5	NRG Energy, Inc. (D)(G)	223
32	Sierra Pacific Resources	435

		1,125

	Total common stock (cost $44,144)	$42,463

EXCHANGE TRADED FUNDS — 0.3%
	Other Investment Pools and Funds — 0.3%
1	iShares Russell Midcap Growth	$130

	Total exchange traded funds (cost $128)	$130

	Total long-term investments (cost $44,272)	$42,593

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 28.4%
	Repurchase Agreements — 0.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $29, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $30)
$29	1.90% dated 04/30/2008		$29
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $29, collateralized by U. S. Treasury Note 4.50%, 2011, value of $29)
29	1.90% dated 04/30/2008		29

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $42, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $43)

41	1.90% dated 04/30/2008		41

			99

Shares

	Securities Purchased with Proceeds from Security Lending — 28.1%
	Cash Collateral Reinvestment Fund:
12,046	Navigator Prime Portfolio		12,046

Principal
Amount

	U.S. Treasury Bills — 0.1%
$20	1.43%, 06/12/2008 (M)(S)		20

	Total short-term investments (cost $12,165)		$12,165

	Total investments (cost $56,437) (C)	127.9%	$54,758
	Other assets and liabilities	(27.9)%	(11,932)

	Total net assets	100.0%	$42,826

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $56,482 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,558
Unrealized Depreciation	(4,282)

Net Unrealized Depreciation	$(1,724)

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini Futures	1	Long	Jun 2008	$7

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford MidCap Value Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.7%
	Basic Materials — 16.1%
71	Agrium, Inc.	$5,617
23	Arch Coal, Inc.	1,291
111	Celanese Corp. (G)	4,963
58	Chemtura Corp.	398
25	Cleveland-Cliffs, Inc. (G)	4,026
20	Cytec Industries, Inc.	1,156
122	FMC Corp.	7,659
67	Greif, Inc.	4,302
5,146	Kingboard Laminates Holdings (G)	3,529
78	Owens-Illinois, Inc. (D)	4,291
135	Pactiv Corp. (D)	3,202
122	Pentair, Inc. (G)	4,501
163	Rhodia S.A. (D)	3,359
32	Ternium S.A. ADR	1,106
466	Uranium One, Inc. (D)	2,152
148	USEC, Inc. (D)(G)	685

		52,237

	Capital Goods — 8.1%
20	AGCO Corp. (D)(G)	1,172
52	Alliant Techsystems, Inc. (D)(G)	5,752
117	Kennametal, Inc.	4,061
220	Teradyne, Inc. (D)	2,928
101	Toro Co. (G)	4,298
224	Varian Semiconductor Equipment Associates, Inc. (D)(G)	8,188

		26,399

	Consumer Cyclical — 9.0%
169	American Eagle Outfitters, Inc.	3,104
2,375	Buck Holdings L.P. (A)(D)(H)	2,138
80	Copart, Inc. (D)	3,274
112	Liz Claiborne, Inc. (G)	1,987
120	MDC Holdings, Inc.	5,238
113	Newell Rubbermaid, Inc.	2,316
190	TRW Automotive Holdings Corp. (D)	4,844
83	United Stationers, Inc. (D)(G)	3,659
60	Wabco Holdings, Inc.	2,889

		29,449

	Consumer Staples — 6.6%
25	Bunge Ltd. Finance Corp. (G)	2,818
2,284	Chaoda Modern Agriculture	3,285
99	Cosan Ltd. (D)	1,307
208	Dean Foods Co. (D)(G)	4,841
129	Marfig Frigorificos E Comer	1,503
7,821	Marine Harvest (D)(G)	5,133
87	Smithfield Foods, Inc. (D)(G)	2,498

		21,385

	Energy — 6.3%
166	Brasil EcoDiesel ADR (D)	466
314	Brasil EcoDiesel Industria (D)(I)	882
79	Cie Gen Geophysique ADR (D)	3,952
124	Newfield Exploration Co. (D)	7,522
32	Noble Energy, Inc.	2,775
195	UGI Corp.	5,062

		20,659

	Finance — 16.3%
42	Affiliated Managers Group, Inc. (D)(G)	4,152
373	CIT Group, Inc. (G)	4,061
42	Everest Re Group Ltd.	3,795
222	Genesis Lease Ltd.	2,996
304	Huntington Bancshares, Inc. (G)	2,857
128	Liberty Property Trust (G)	4,473
50	M&T Bank Corp. (G)	4,643
68	National City Corp. (A)(H)	386
214	PHH Corp. (D)(G)	4,197
124	Platinum Underwriters Holdings Ltd.	4,459
344	Popular, Inc. (G)	4,284
120	Reinsurance Group of America, Inc. (G)	6,252
402	Sovereign Bancorp, Inc. (G)	3,002
154	Unum Group (G)	3,567

		53,124

	Health Care — 8.8%
171	Barr Pharmaceuticals, Inc. (D)	8,564
89	Cooper Co., Inc. (G)	3,129
187	Endo Pharmaceuticals Holdings, Inc. (D)	4,646
456	Impax Laboratories, Inc. (D)	4,220
186	Theravance, Inc. (D)(G)	2,328
120	West Pharmaceutical Services (G)	5,624

		28,511

	Services — 4.5%
137	CACI International, Inc. Class A (D)(G)	6,882
138	R.R. Donnelley & Sons Co.	4,231
85	URS Corp. (D)	3,409

		14,522

	Technology — 12.9%
235	Arrow Electronics, Inc. (D)	6,397
62	Embarq Corp. (G)	2,569
336	Fairchild Semiconductor International, Inc. (D)	4,387
4,042	First Pacific Co., Ltd.	2,962
582	Flextronics International Ltd. (D)	6,044
340	JDS Uniphase Corp. (D)(G)	4,871
143	McAfee, Inc. (D)	4,765
60	NCR Corp. (D)(G)	1,483
182	Solar Cayman Ltd. (A)(D)(H)	2,445
47	Teleflex, Inc.	2,611
211	Virgin Media, Inc. (G)	2,719
12	Whirlpool Corp. (G)	866

		42,119

	Transportation — 3.8%
195	American Commercial Lines, Inc. (D)(G)	3,085
492	Northwest Airlines Corp. (D)(G)	4,750
226	Werner Enterprises, Inc. (G)	4,399

		12,234

	Utilities — 5.3%
189	Northeast Utilities	4,972
41	SBM Offshore N.V.	1,564
330	Sierra Pacific Resources	4,498
132	Wisconsin Energy Corp.	6,269

		17,303

	Total common stock (cost $310,761)	$317,942

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)
PREFERRED STOCK — 1.1%
	Finance — 1.1%
—	National City Corp. (A)(D)(H)(X)		$3,289
45	Thornburg Mortgage, Inc. (X)		213

	Total preferred stock (cost $3,943)		$3,502

	Total long-term investments (cost $314,704)		$321,444

Principal
Amount

SHORT-TERM INVESTMENTS — 28.8%
	Repurchase Agreements — 1.0%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,201, collateralized by FHLMC 5.00%, 2035, value of $1,225)
$1,201	1.98% dated 04/30/2008		$1,201
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $589, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $601)
589	2.00% dated 04/30/2008		589
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1, collateralized by U. S. Treasury Note 3.63%, 2009, value of $1)
1	1.90% dated 04/30/2008		1
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $732, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $747)
732	2.00% dated 04/30/2008		732
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $705, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $720)
705	1.96% dated 04/30/2008		705

			3,228

Shares

	Securities Purchased with Proceeds from Security Lending — 27.8%
	Cash Collateral Reinvestment Fund:
61,763	Goldman Sachs FS Prime Obligation/Institutional Fund		61,763
28,655	Mellon GSL DBT II Collateral Fund (H)		28,655

			90,418

	Total short-term investments (cost $93,646)		$93,646

	Total investments (cost $408,350) (C)	127.6%	$415,090
	Other assets and liabilities	(27.6)%	(89,828)

	Total net assets	100.0%	$325,262

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.24% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $409,019 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

I L l
Unrealized Appreciation	$44,118
Unrealized Depreciation	(38,047)

Net Unrealized Appreciation	$6,071

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008 was $8,258, which represents 2.54% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008 was $882, which represents 0.27% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$2,378
12/2007 – 04/2008	28,655	Mellon GSL DBT II Collateral Fund	28,655
04/2008	68	National City Corp.	341
04/2008	—	National City Corp. Preferred Stock	2,900
03/2007	182	Solar Cayman Ltd.	2,733

The aggregate value of these securities at April 30, 2008 was $36,913, which represents 11.35% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Money Market Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
	Capital Goods — 1.0%
	Caterpillar, Inc.
$6,000	2.14%, 05/05/2008	$5,999
	Consumer Cyclical — 2.6%
	Eksportfinans AS
5,000	2.28%, 07/07/2008 (I)	4,979
3,400	2.76%, 06/03/2008 (I)	3,391
7,750	2.85%, 05/13/2008 (I)	7,743

		16,113

	Consumer Staples — 2.4%
	KFW International Holdings
2,000	2.25%, 05/12/2008 (I)	1,999
	Unilever Capital Corp.
3,750	2.19%, 05/16/2008 (I)	3,746
9,250	2.71%, 08/11/2008 (I)(L)	9,248

		14,993

	Energy — 2.5%
	ConocoPhillips
3,250	2.30%, 05/01/2008 (I)	3,250
3,000	2.37%, 05/28/2008 (I)	2,995
3,250	2.75%, 05/06/2008	3,249
6,250	2.76%, 05/06/2008 (I)	6,247

		15,741

	Finance — 86.5%
	American Express Credit Corp.
3,750	2.47%, 05/05/2008	3,749
4,000	2.54%, 06/17/2008	3,987
5,250	2.78%, 05/20/2008	5,242
	American General Finance.
3,250	2.76%, 05/29/2008	3,243
3,000	2.81%, 06/09/2008	2,991
	American Honda Finance Corp.
2,750	2.82%, 04/02/2009 (I)(L)	2,750
3,700	2.96%, 09/18/2008 (I)(L)	3,700
4,600	3.07%, 09/05/2008 (I)(L)	4,603
2,500	3.15%, 08/06/2008 (I)(L)	2,499
	Australia & New Zealand Banking GR
6,250	2.43%, 06/02/2008 (I)	6,237
3,500	2.82%, 07/24/2008 (I)	3,477
3,000	3.00%, 05/06/2008 (I)	2,999
	Bank of America Corp.
3,750	2.75%, 08/25/2008	3,717
3,500	2.78%, 07/21/2008	3,478
5,500	2.90%, 06/06/2008	5,484
	Bank of Nova Scotia
6,250	2.71%, 05/13/2008	6,244
4,750	2.77%, 04/09/2009 (I)(L)	4,750
4,000	5.54%, 06/19/2008	3,986
	Bank of Scotland
5,250	2.65%, 05/09/2008	5,247
3,750	2.93%, 06/24/2008	3,734
	Caterpillar Financial Services Corp.
7,000	2.73%, 09/10/2008 (L)	6,995
	Citigroup Funding, Inc.
3,750	2.87%, 07/28/2008	3,724
3,500	3.01%, 06/20/2008	3,485
4,500	3.16%, 05/02/2008 (L)	4,500
4,700	4.90%, 05/01/2008	4,700
	Danske Bank
4,600	2.68%, 06/12/2008	4,586
3,000	2.77%, 08/19/2008 (I)(L)	3,000
	Danske Corp.
1,500	2.77%, 05/27/2008	1,497
3,000	2.87%, 06/04/2008	2,992
	Federal Home Loan Bank
4,500	2.02%, 05/23/2008	4,495
5,500	2.05%, 07/23/2008	5,474
5,000	2.07%, 07/11/2008	4,980
6,500	2.09%, 06/25/2008	6,479
8,000	2.11%, 06/13/2008	7,980
9,016	2.12%, 09/26/2008 — 10/29/2008	8,930
5,500	2.13%, 10/03/2008	5,450
4,000	2.14%, 09/03/2008	3,971
4,500	2.17%, 06/11/2008	4,489
	Federal Home Loan Mortgage Corp.
12,750	2.07%, 07/07/2008 — 08/15/2008	12,683
6,000	2.08%, 06/12/2008	5,986
4,250	2.10%, 10/20/2008	4,208
4,500	2.11%, 09/29/2008	4,461
5,300	2.14%, 09/08/2008	5,259
6,000	2.65%, 04/07/2009 (L)	6,000
6,250	2.70%, 05/19/2008	6,242
7,500	3.87%, 06/15/2008	7,503
	Federal National Mortgage Association
6,500	2.08%, 07/31/2008	6,466
9,500	2.11%, 09/17/2008 — 10/08/2008	9,416
5,000	2.12%, 10/22/2008	4,949
6,500	2.13%, 08/01/2008	6,465
7,676	2.71%, 05/14/2008	7,669
6,250	2.72%, 05/14/2008	6,244
8,500	3.43%, 06/27/2008	8,454
2,500	3.85%, 05/02/2008	2,500
	General Electric Capital Corp.
4,500	2.37%, 07/18/2008	4,477
2,250	2.76%, 12/12/2008 (L)	2,250
2,600	2.91%, 05/22/2009 (L)	2,600
5,800	3.12%, 05/19/2008 (L)	5,800
5,000	4.10%, 05/08/2008	4,996
	Goldman Sachs Group, Inc.
6,000	3.93%, 05/23/2008	5,986
	Greenwich Capital Holdings
1,750	3.01%, 09/22/2008	1,729
	HBOS Treasury Services plc
3,560	2.72%, 09/08/2008 (I)(L)	3,560
	HSBC Finance Corp.
6,250	2.35%, 05/22/2008	6,241
3,500	2.76%, 09/06/2008 (L)	3,500
	John Deere Capital Corp.
4,750	2.19%, 06/05/2008 (I)	4,740
4,000	2.21%, 06/09/2008	3,990

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	Finance — (continued)
	JP Morgan Chase & Co.
$5,750	2.14%, 05/01/2008		$5,750
3,000	2.30%, 05/05/2008		2,999
3,800	2.69%, 09/02/2008 (L)		3,800
3,000	3.00%, 05/05/2008		2,999
2,750	3.05%, 07/14/2008		2,733
	KFW
4,750	2.12%, 07/29/2008 (I)		4,725
5,000	2.17%, 06/30/2008 (I)		4,982
3,000	2.30%, 05/02/2008 (I)		3,000
4,000	2.72%, 05/05/2008 (I)		3,999
	Lehman Brothers Holdings, Inc.
3,000	2.81%, 11/26/2008 (L)		3,000
3,500	3.02%, 05/21/2008 (I)		3,494
	Merrill Lynch & Co., Inc.
4,000	2.55%, 06/26/2008 (L)		4,000
3,000	3.04%, 08/22/2008 (L)		3,000
	Morgan Stanley Dean Witter, Inc.
3,750	3.06%, 08/04/2008		3,720
3,000	5.01%, 05/19/2008		2,993
	Nordea Bank Ab
3,300	2.72%, 09/08/2008 (I)(L)		3,300
	Nordea Bank Finland NY
4,500	2.72%, 04/09/2009 (L)		4,481
	Nordea North America
4,500	2.70%, 05/15/2008		4,495
5,000	2.76%, 05/13/2008		4,995
	Royal Bank of Canada
4,250	2.46%, 06/17/2008		4,250
4,650	2.55%, 07/15/2008		4,650
3,750	3.12%, 05/15/2009 (I)(L)		3,750
	Royal Bank of Scotland Group plc
2,750	2.66%, 08/12/2008		2,729
5,350	2.73%, 06/18/2008		5,331
2,750	3.02%, 05/09/2008		2,748
	Skandinaviska Enskilda Bank Ab
3,500	2.59%, 08/22/2008 (I)(L)		3,502
5,750	2.84%, 05/21/2008 (I)		5,741
	Skandinaviska Enskilda Bank NY
3,400	2.73%, 09/08/2008 (I)(L)		3,400
	State Street Bank and Trust Co.
2,000	2.54%, 05/20/2008		2,000
	State Street Corp.
3,750	2.72%, 07/24/2008		3,726
7,000	2.80%, 06/10/2008		7,000
	Svenska Handelsbanken Ab
2,250	2.57%, 05/07/2008		2,249
3,000	2.71%, 05/13/2009 (I)(L)		3,000
3,600	2.94%, 05/06/2009 (I)(L)		3,600
4,000	2.97%, 05/12/2008		3,996
	Swedbank
8,000	2.74%, 05/08/2008 — 05/27/2008		7,990
5,000	3.06%, 06/05/2008		4,985
	Toyota Motor Credit Corp.
7,000	2.25%, 07/17/2008 (L)		7,000
9,000	2.85%, 05/16/2008		8,989
	UBS Finance LLC
4,750	2.93%, 05/27/2008		4,740
5,000	2.94%, 07/08/2008		4,972
3,000	3.04%, 05/27/2008		2,993
	Wachovia Bank NA
7,000	2.64%, 06/27/2008 (L)		7,001
4,750	2.65%, 10/03/2008 (L)		4,752
6,000	2.91%, 05/01/2009 (L)		6,000
	Wells Fargo & Co.
5,500	2.15%, 07/25/2008		5,472
3,750	2.29%, 05/02/2008		3,750
3,000	2.88%, 05/18/2009 (L)		3,000
	Westpac Banking Corp.
3,000	2.69%, 06/05/2008 (I)		2,992
3,400	2.71%, 09/15/2008 (I)(L)		3,400
2,250	2.76%, 07/09/2008 (I)		2,238
4,250	3.31%, 01/28/2009 (L)		4,250

			542,879

	Health Care — 2.0%
	Astrazeneca plc
3,750	2.74%, 11/25/2008 (I)		3,692
3,500	2.95%, 06/19/2008 (I)		3,486
5,200	4.16%, 06/03/2008 (I)		5,180

			12,358

	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,234, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $2,304)
2,234	1.90% dated 04/30/2008		2,234
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,234, collateralized by U. S. Treasury Note 4.50%, 2011, value of $2,288)
2,234	1.90% dated 04/30/2008		2,234

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,242, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $3,321)

3,242	1.90% dated 04/30/2008		3,242

			7,710

	Services — 1.9%
	Walt Disney Co.
12,250	2.18%, 05/01/2008 — 05/02/2008		12,249

	Total investments (cost $628,042) (C)	100.1%	$628,042
	Other assets and liabilities	(0.1)%	(314)

	Total net assets	100.0%	$627,728

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of

The accompanying notes are an integral part of these financial statements.

The Hartford Money Market Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

investments in U.S. Dollar denominated securities of foreign issuers represents 26.98% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	Also represents cost for tax purposes.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $153,394, which represents 24.44% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at April 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of April 30, 2008

Percentage of
Country	Net Assets
Australia	4.1

Canada	4.4

Denmark	1.2

Finland	0.7

Germany	2.7

Norway	2.6

Sweden	5.6

United Kingdom	5.7

United States	73.1

Other Assets and Liabilities	(0.1)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

The Hartford Retirement Income Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.0%
EQUITY FUNDS — 29.5%
12	The Hartford Capital Appreciation Fund, Class Y		$499
18	The Hartford Disciplined Equity Fund, Class Y		241
12	The Hartford Equity Income Fund, Class Y		162
5	The Hartford Global Growth Fund, Class Y		107
4	The Hartford Growth Fund, Class Y		76
14	The Hartford International Opportunities Fund, Class Y		242
12	The Hartford International Small Company Fund, Class Y		174
5	The Hartford Select MidCap Value Fund, Class Y		47
4	The Hartford Select SmallCap Value Fund, Class Y		36
2	The Hartford Stock Fund, Class Y		45
41	The Hartford Value Fund, Class Y		508
3	The Hartford Value Opportunities Fund, Class Y		41

	Total equity funds (cost $2,222)		$2,178

FIXED INCOME FUNDS — 68.1%
45	The Hartford Floating Rate Fund, Class Y		$406
34	The Hartford High Yield Fund, Class Y		257
73	The Hartford Income Fund, Class Y		722
83	The Hartford Inflation Plus Fund, Class Y		934
146	The Hartford Short Duration Fund, Class Y		1,395
57	The Hartford Strategic Income Fund, Class Y		538
74	The Hartford Total Return Bond Fund, Class Y		777

	Total fixed income funds (cost $5,080)		$5,029

MONEY MARKET FUNDS — 1.4%
99	The Hartford Money Market Fund, Class Y		$99

	Total money market funds (cost $99)		$99

	Total investments in affiliated investment companies (cost $7,401)		$7,306

	Total investments (cost $7,401) (C)	99.0%	$7,306
	Other assets and liabilities	1.0%	75

	Total net assets	100.0%	$7,381

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $7,407 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$47
Unrealized Depreciation	(148)

Net Unrealized Depreciation	$(101)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Value Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.4%
	Basic Materials — 4.9%
2	Air Products and Chemicals, Inc.	$236
5	Airgas, Inc.	226
8	Carlisle Cos., Inc.	228
5	Carpenter Technology Corp.	272
12	Commercial Metals Co.	374
9	Crane Co.	375
5	Lubrizol Corp.	262
8	Pentair, Inc.	309
7	Shaw Group, Inc. (D)	366
8	Snap-On, Inc.	463
4	United States Steel Corp.	623
9	USG Corp. (D)(G)	304

		4,038

	Capital Goods — 5.1%
12	AGCO Corp. (D)(G)	704
2	Alliant Techsystems, Inc. (D)(G)	258
3	Flowserve Corp.	379
7	Gardner Denver Machinery, Inc. (D)	325
5	Ingersoll-Rand Co. Class A	204
8	Lennox International, Inc.	259
8	Lincoln Electric Holdings, Inc.	633
6	Parker-Hannifin Corp.	507
26	Spirit Aerosystems Holdings, Inc. (D)(G)	764
16	Xerox Corp.	218

		4,251

	Consumer Cyclical — 8.0%
13	Avnet, Inc. (D)(G)	343
8	Barnes & Noble, Inc. (G)	265
6	BJ’s Wholesale Club, Inc. (D)	236
13	BorgWarner, Inc.	644
15	Brunswick Corp.	257
15	Copart, Inc. (D)(G)	613
52	Ford Motor Co. (D)(G)	429
19	Gap, Inc.	346
13	Ingram Micro, Inc. (D)(G)	220
13	Masco Corp.	240
4	Mosaic Co. (D)	472
1	NVR, Inc. (D)(G)	564
14	Penske Automotive Group, Inc.	301
7	Reliance Steel & Aluminum	438
6	Scotts Miracle-Gro Co. Class A	212
11	Supervalu, Inc.	351
4	V.F. Corp.	275
5	W.W. Grainger, Inc.	390

		6,596

	Consumer Staples — 3.0%
14	Alberto-Culver Co.	357
4	Bunge Ltd. Finance Corp. (G)	399
11	Coca-Cola Enterprises, Inc.	239
14	Constellation Brands, Inc. Class A (D)(G)	259
9	Loews Corp. — Carolina Group	601
11	Pepsi Bottling Group, Inc.	364
10	PepsiAmericas, Inc.	247

		2,466

	Energy — 14.7%
8	Atmos Energy Corp.	221
17	Chesapeake Energy Corp.	879
6	Cimarex Energy Co.	361
7	Constellation Energy Group, Inc.	597
13	Energen Corp.	874
17	ENSCO International, Inc.	1,109
12	Frontier Oil Corp.	308
11	Helmerich & Payne, Inc.	591
4	Hess Corp.	435
4	Murphy Oil Corp.	389
5	National Fuel Gas Co.	276
12	Noble Energy, Inc.	1,053
5	Oneok, Inc.	250
50	Patterson-UTI Energy, Inc.	1,403
14	Pride International, Inc. (D)	611
6	Seacor Holdings, Inc. (D)(G)	490
8	Sempra Energy	462
22	St. Mary Land & Exploration Co.	966
10	UGI Corp.	268
4	Unit Corp. (D)	235
12	Vectren Corp.	331

		12,109

	Finance — 33.2%
26	Allied World Assurance Holdings Ltd.	1,051
7	AMB Property Corp.	410
82	AMBAC Financial Group, Inc.	380
13	American Financial Group, Inc.	351
81	AmeriCredit Corp. (D)(G)	1,124
5	Ameriprise Financial, Inc.	228
27	Annaly Capital Management, Inc.	449
12	Arch Capital Group Ltd. (D)	873
3	Assurant, Inc.	208
27	Axis Capital Holdings Ltd. (G)	922
13	Bancorpsouth, Inc.	317
14	Bank of Hawaii Corp.	779
8	BOK Financial Corp.	445
6	Boston Properties, Inc.	619
45	CIT Group, Inc.	487
8	City National Corp.	383
18	Colonial Properties Trust	434
9	Commerce Bankshares, Inc.	383
16	Endurance Specialty Holdings Ltd. (G)	598
29	Equity Residential Properties Trust	1,208
5	Everest Re Group Ltd.	411
3	Federal Realty Investment Trust	271
31	Genworth Financial, Inc.	703
12	HCC Insurance Holdings, Inc.	289
22	HCP, Inc.	768
10	Hospitality Properties Trust	328
13	Host Hotels & Resorts, Inc.	225
25	Janus Capital Group, Inc.	702
5	Kimco Realty Corp.	196
77	MBIA, Inc.	804
36	MF Global Ltd. (D)	469
17	Nationwide Financial Services, Inc. Class A	835
11	Northern Trust Corp.	793
6	PartnerRe Ltd. (G)	440
10	Plum Creek Timber Co., Inc.	412
23	Popular, Inc. (G)	281
8	Principal Financial Group, Inc.	402
8	ProLogis	495
4	Protective Life Corp.	183

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Finance — (continued)
5	Public Storage	$408
60	Radian Group, Inc.	324
12	Raymond James Financial, Inc.	340
14	RenaissanceRe Holdings Ltd. ADR (G)	741
13	Safeco Corp.	844
4	SL Green Realty Corp.	325
7	StanCorp Financial Group, Inc.	359
13	Taubman Centers, Inc.	711
15	TCF Financial Corp.	256
5	Torchmark Corp.	343
3	Transatlantic Holdings, Inc.	221
17	W.R. Berkley Corp.	424
16	Whitney Holding Corp.	365
9	Wilmington Trust Corp.	279
22	XL Capital Ltd. Class A (G)	783

		27,379

	Health Care — 4.8%
14	Amerisource Bergen Corp.	576
16	Coventry Health Care, Inc. (D)(G)	733
8	Kinetic Concepts, Inc. (D)(G)	297
33	King Pharmaceuticals, Inc. (D)(G)	313
35	Omnicare, Inc.	702
6	Quest Diagnostics, Inc.	291
8	Sigma-Aldrich Corp.	428
20	Watson Pharmaceuticals, Inc. (D)(G)	622

		3,962

	Services — 4.7%
3	Central European Media Enterprises Ltd. (D)(G)	334
6	Computer Sciences Corp. (D)	242
18	Discovery Holding Co. (D)	415
21	DreamWorks Animation SKG, Inc. (D)	576
11	Electronic Data Systems Corp.	210
13	Hewitt Associates, Inc. (D)	550
11	Liberty Global, Inc. (D)(G)	375
13	R.R. Donnelley & Sons Co.	395
16	Regal Entertainment Group	305
47	Unisys Corp. (D)(G)	196
6	URS Corp. (D)	254

		3,852

	Technology — 9.7%
11	Applera Corp. — Applied Biosystems Group	348
11	Arrow Electronics, Inc. (D)	291
66	Atmel Corp. (D)	244
23	CA, Inc.	505
13	CommScope, Inc. (D)(G)	623
6	Cooper Industries Ltd.	267
6	Dover Corp.	277
3	Energizer Holdings, Inc. (D)(G)	225
19	Fair Isaac, Inc.	476
10	Hubbell, Inc. Class B	443
44	Jabil Circuit, Inc.	480
4	L-3 Communications Holdings, Inc.	412
33	Lexmark International, Inc. ADR (D)(G)	1,037
93	LSI Corp. (D)(G)	574
30	QLogic Corp. (D)	479
9	SanDisk Corp. (D)(G)	252
10	Seagate Technology (G)	193
7	Teleflex, Inc.	399
13	Teradata Corp. (D)(G)	273
3	Whirlpool Corp.	218

		8,016

	Transportation — 1.6%
12	CSX Corp.	762
12	Kansas City Southern (D)(G)	541

		1,303

	Utilities — 8.7%
9	American Electric Power Co., Inc.	402
7	Consolidated Edison, Inc.	297
9	DPL, Inc.	239
7	Edison International	370
15	El Paso Corp.	264
16	Energy East Corp.	353
13	Hawaiian Electric Industry	321
4	Integrys Energy Group, Inc.	196
11	NiSource, Inc.	202
10	Northeast Utilities	250
7	OGE Energy Corp.	216
7	PPL Corp.	327
9	Progress Energy, Inc.	382
32	Puget Energy, Inc.	873
5	Questar Corp.	304
20	Reliant Resources, Inc. (D)	505
8	SCANA Corp.	315
15	Spectra Energy Corp.	366
16	TECO Energy, Inc.	250
8	Wisconsin Energy Corp.	399
19	Xcel Energy, Inc.	395

		7,226

	Total common stock (cost $86,240)	$81,198

SHORT-TERM INVESTMENTS — 18.2%
	Repurchase Agreements — 1.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $313, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $323)
313	1.90% dated 04/30/2008	$313
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $313, collateralized by U.S. Treasury Note 4.50%, 2011, value of $321)
313	1.90% dated 04/30/2008	313

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $455, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $466)

455	1.90% dated 04/30/2008	455

		1,081

	Securities Purchased with Proceeds from Security Lending — 16.7%
	Cash Collateral Reinvestment Fund:
13,720	Navigator Prime Portfolio	13,720

The accompanying notes are an integral part of these financial statements.

The Hartford Select MidCap Value Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal
Amount

SHORT-TERM INVESTMENTS — (continued)
Principal
Amount

	U.S. Treasury Bills — 0.2%
$175	1.43%, 06/12/2008 (M)(S)		175

	Total short-term investments (cost $14,976)		$14,976

	Total investments (cost $101,216) (C)	116.6%	$96,174
	Other assets and liabilities	(16.6)%	(13,670)

	Total net assets	100.0%	$82,504

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $101,882 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,487
Unrealized Depreciation	(10,195)

Net Unrealized Depreciation	$(5,708)

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini Futures	10	Long	Jun 2008	$5

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.1%
	Basic Materials — 8.6%
4	Ampco-Pittsburgh Corp.	$172
6	AptarGroup, Inc.	278
1	Arch Chemicals, Inc.	37
41	Balchem Corp.	946
1	Barnes Group, Inc.	31
3	Blount International (D)	33
10	Buckeye Technologies, Inc. (D)	90
3	Cambrex Corp.	17
4	CF Industries Holdings, Inc.	521
4	Champion Enterprises, Inc. (D)	38
1	CIRCOR International, Inc.	48
—	Coeur d’Alene Mines Corp. (D)	1
10	Cooper Tire & Rubber Co.	126
5	Crown Media Holdings, Inc. (D)	21
2	CSS Industries, Inc.	47
57	Glatfelter	830
4	H.B. Fuller Co.	96
5	Hercules, Inc.	93
2	Innophos Holdings, Inc.	38
—	L.B. Foster Co. Class A (D)	3
41	Matthews International Corp. Class A	2,042
4	Minerals Technologies, Inc.	237
2	Mueller Industries, Inc.	61
18	Neenah Paper, Inc.	414
2	Newmarket Corp.	130
6	Olin Corp.	111
2	OM Group, Inc. (D)	130
2	Quanex Building Products Corp. (D)	36
3	Rock Tenn Co. Class A	92
5	Rockwood Holdings, Inc. (D)	194
3	Schnitzer Steel Industries, Inc.	238
3	Sensient Technologies Corp.	100
1	Silgan Holdings, Inc.	34
1	Superior Essex, Inc. (D)	42
90	Tempur-Pedic International, Inc.	999
4	Tredegar Corp.	67
5	Tupperware Brands Corp.	197
7	USEC, Inc. (D)	32
4	W.R. Grace & Co. (D)	91
14	Watts Water Technologies, Inc.	376
5	Worthington Industries, Inc.	81

		9,170

	Capital Goods — 6.0%
8	Blyth, Inc.	127
3	Briggs & Stratton Corp.	52
3	Brooks Automation, Inc. (D)	27
1	Cascade Bancorp	56
43	Clarcor, Inc.	1,808
3	Columbus McKinnon Corp. (D)	74
13	Compass Diversified Holdings	157
3	Cymer, Inc. (D)	65
6	Enpro Industries, Inc. (D)	211
87	Entegris, Inc. (D)	656
3	Jakks Pacific, Inc. (D)	78
—	Kadant, Inc. (D)	3
—	Kaman Corp.	8
1	Leapfrog Enterprises, Inc. (D)	6
27	Lincoln Electric Holdings, Inc.	2,068
1	Marvel Entertainment, Inc. (D)	40
6	Mattson Technology, Inc. (D)	28
4	MKS Instruments, Inc. (D)	87
1	Modine Manufacturing Co.	12
3	Nordson Corp.	157
4	Oil States International, Inc. (D)	175
2	Orbital Sciences Corp. (D)	48
4	Photronics, Inc. (D)	42
19	RC2 Corp. (D)	344
2	Robbins & Myers, Inc.	60
3	Rudolph Technologies, Inc. (D)	32
1	Tecumseh Products Co. Class A (D)	38

		6,459

	Consumer Cyclical — 13.7%
2	Adaptec, Inc. (D)	4
7	AFC Enterprises, Inc. (D)	72
28	Aftermarket Technology Corp. (D)	631
4	American Axle & Manufacturing Holdings, Inc.	89
7	Applied Industrial Technologies, Inc.	172
—	Beazer Homes USA, Inc.	1
25	Blockbuster, Inc. Class A (D)	72
—	Bob Evans Farms, Inc.	11
92	Borders Group, Inc.	580
1	Brown Shoe Co., Inc.	14
11	Callaway Golf Co.	148
2	Casey’s General Stores, Inc.	51
3	CBRL Group, Inc.	107
1	CEC Entertainment, Inc. (D)	30
2	Charming Shoppes, Inc. (D)	8
21	Chemed Corp.	726
35	Cherokee, Inc.	1,000
33	Children’s Place Retail Stores, Inc. (D)	767
1	Collective Brands, Inc. (D)	14
1	Columbia Sportswear Co.	50
1	Comfort Systems USA, Inc.	15
—	Compx International, Inc.	1
—	Domino’s Pizza, Inc.	5
8	Dress Barn, Inc. (D)	108
4	Dycom Industries, Inc. (D)	52
—	Eddie Bauer Holdings, Inc. (D)	—
7	EMCOR Group, Inc. (D)	163
6	Ethan Allen Interiors, Inc.	159
3	FTD Group, Inc.	44
1	Gaiam, Inc., Class A (D)	14
4	Granite Construction, Inc.	127
25	Group 1 Automotive, Inc.	667
9	hhgregg, Inc. (D)	87
3	Hooker Furniture Corp.	55
6	Hot Topic, Inc. (D)	32
35	Huttig Building Products, Inc. (D)	90
20	ICU Medical, Inc. (D)	502
3	IKON Office Solutions, Inc.	32
6	Insight Enterprises, Inc. (D)	74
—	Integrated Electrical Services, Inc. (D)	7
1	Interline Brands, Inc. (D)	21
2	Jack in the Box, Inc. (D)	42
9	Lear Corp. (D)	254
2	Maidenform Brands, Inc. (D)	27
66	McGrath RentCorp	1,700
4	Nash Finch Co.	161

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Consumer Cyclical — (continued)
38	Owens & Minor, Inc.	$1,700
1	Oxford Industries	33
24	Papa John’s International, Inc. (D)	642
1	Perini Corp. (D)	33
—	Scansource, Inc. (D)	5
25	School Specialty, Inc. (D)	718
1	Sealy Corp.	4
1	Spartan Stores, Inc.	19
2	Systemax, Inc.	27
15	United Stationers, Inc. (D)	659
2	Village Super Market, Inc.	75
21	Volcom, Inc. (D)	399
4	Warnaco Group, Inc. (D)	185
1	Wolverine World Wide, Inc.	34
45	World Fuel Services Corp.	1,115

		14,634

	Consumer Staples — 2.5%
3	Cal-Maine Foods, Inc.	100
19	Chattem, Inc. (D)	1,307
2	Elizabeth Arden, Inc. (D)	39
2	Hain Celestial Group, Inc. (D)	54
24	J&J Snack Foods Corp.	673
4	Ralcorp Holdings, Inc. (D)	226
1	TreeHouse Foods, Inc. (D)	19
4	Universal Corp.	244
1	Vector Group Ltd.	9

		2,671

	Energy — 7.0%
3	Berry Petroleum Co.	139
2	Bill Barrett Corp. (D)	90
4	Bois d’Arc Energy, Inc. (D)	88
2	Cal Dive International, Inc. (D)	28
—	Callon Petroleum Corp. (D)	7
—	Clayton Williams Energy, Inc. (D)	19
1	Comstock Resources, Inc. (D)	23
41	Crosstex Energy, Inc.	1,409
4	Delek U.S. Holdings, Inc.	40
7	Energy Partners Ltd. (D)	89
2	Exterran Holdings, Inc. (D)	100
24	Grey Wolf, Inc. (D)	150
1	Harvest Natural Resources, Inc. (D)	12
5	Headwaters, Inc. (D)	59
4	Laclede Group, Inc.	163
15	New Jersey Resources Corp.	478
1	Newpark Resources, Inc. (D)	5
1	Nicor, Inc.	46
3	Northwest Natural Gas Co.	157
10	Oceaneering International, Inc. (D)	634
5	Oilsands Quest, Inc. (D)	22
5	Petrohawk Energy Corp. (D)	106
4	Piedmont Natural Gas	95
20	Quicksilver Resources, Inc. (D)	830
8	Rosetta Resources, Inc. (D)	170
—	South Jersey Industries, Inc.	11
4	Southwest Gas Corp.	103
4	Stone Energy Corp. (D)	270
36	TETRA Technologies, Inc. (D)	582
5	Trico Marine Services, Inc. (D)	173
36	WD40 Co.	1,133
5	WGL Holdings, Inc.	151
1	Whiting Petroleum Corp. (D)	107

		7,489

	Finance — 23.7%
2	AMCORE Financial, Inc.	29
8	American Equity Investment Life Holding Co.	77
4	American Physicians Capital, Inc.	167
4	Amerigroup Corp. (D)	105
1	Amtrust Financial Services	19
3	Anchor Bancorp Wisconsin	41
8	Anthracite Capital, Inc.	62
—	Anworth Mortgage Asset Corp.	1
—	Apollo Investment Corp.	5
147	Ares Capital Corp.	1,653
—	Ares Capital Corp. Rights	—
1	Argo Group International Holdings Ltd. (D)	53
14	Ashford Hospitality	83
8	Aspen Insurance Holdings Ltd.	195
3	Assured Guaranty Ltd.	78
1	Asta Funding, Inc.	16
1	Bancfirst Corp.	53
10	Banco Latinoamericano de Exportaciones S.A. ADR Class E	179
9	Bankatlantick Bancorp, Inc. Class A	28
2	Berkshire Hills Bancorp, Inc.	49
57	Boston Private Financial Holdings, Inc.	527
—	Calamos Asset Management, Inc.	5
9	Capital Corp. of the West	58
15	CapLease, Inc.	123
81	Cathay General Bancorp	1,373
4	Cedar Shopping Court	46
6	Centene Corp. (D)	107
7	Centennial Bank Holdings, Inc. (D)	41
5	Centerline Holding Co.	18
4	Central Pacific Financial Corp.	72
5	Chemical Financial Corp.	128
17	Citizens Republic Bancorp, Inc.	139
—	Citizens, Inc. (D)	3
—	City Bank Lynnwood Wash	5
4	City Holding Co.	146
4	Clayton Holdings, Inc. (D)	20
54	Colonial BancGroup, Inc.	436
—	Columbia Banking Systems, Inc.	6
2	CompuCredit Corp. (D)	20
84	Corus Bankshares, Inc.	620
74	CVB Financial Corp.	850
25	DCT Industrial Trust, Inc.	248
2	Delphi Financial Group Class A	46
13	Diamondrock Hospitality	168
1	Downey Financial Corp.	7
7	Education Realty Trust, Inc.	92
7	Encore Capital Group, Inc. (D)	47
33	Entertainment Properties Trust	1,756
1	Extra Space Storage, Inc.	22
4	FBL Financial Group Class A	118
1	Federal Agricultural Mortgage Corp.	22
34	Financial Federal Corp.	782
3	First Bancorp NC	62
4	First Bancorp Puerto Rico	41

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Finance — (continued)
9	First Commonwealth Financial Corp.	$107
—	First Community Bancorp, Inc.	6
3	First Industrial Realty Trust, Inc.	88
4	First Merchants Corp.	114
5	First Mercury Financial Corp. (D)	74
—	First Midwest Bancorp, Inc.	11
17	First Niagara Financial Group, Inc.	245
1	First Place Financial	13
3	FirstFed Financial Corp. (D)	40
5	FirstMerit Corp.	109
6	Flagstone Reinsurance Holdings	77
6	FNB Corp.	88
3	FPIC Insurance Group, Inc. (D)	121
27	Friedman Billings Ramsey Group, Inc.	68
1	Frontier Financial Corp.	13
5	Gramercy Capital Corp.	94
5	Great Southern Bancorp, Inc.	73
3	Green Bankshares, Inc.	58
1	Hanmi Financial Corp.	4
—	Harleysville Group, Inc.	4
3	Hercules Technology Growth	25
15	Hersha Hospitality Trust	139
1	HFF, Inc. (D)	3
9	Hilltop Holdings, Inc. (D)	94
6	Horace Mann Educators Corp.	97
13	IMPAC Mortgage Holdings, Inc.	16
1	Imperial Capital Bancorp, Inc.	20
8	Independent Bank Corp. Michigan	63
16	Infinity Property & Casualty Corp.	616
4	Integra Bank Corp.	64
28	International Bancshares Corp.	692
9	IPC Holdings Ltd.	256
8	Irwin Financial Corp.	46
4	JER Investors Trust, Inc.	34
1	Kansas City Life Insurance Co.	40
7	Kearny Financial Corp.	78
3	Knight Capital Group, Inc. (D)	65
6	Knology, Inc. (D)	76
6	LaBranche & Co., Inc. (D)	40
2	Lakeland Bancorp, Inc.	37
5	LaSalle Hotel Properties	170
14	Lexington Realty Trust	205
9	Luminent Mortgage Trust	2
—	MainSource Financial Group, Inc.	5
2	Max Capital Group, Ltd.	42
139	MCG Capital Corp.	1,071
—	MCG Capital Corp. Rights	—
2	Medical Properties Trust, Inc.	24
22	MFA Mortgage Investments, Inc.	151
4	Molina Healthcare, Inc. (D)	89
13	Montpelier Re Holdings Ltd.	216
1	N B T Bancorp	25
44	National Financial Partners Corp.	1,190
1	National Health Investors, Inc.	18
5	National Penn Bancshares, Inc.	81
9	National Retail Properties, Inc.	199
3	Navigators Group, Inc. (D)	147
2	Nelnet, Inc.	21
1	Newcastle Investment Corp.	11
—	Newstar Financial, Inc. (D)	2
9	NGP Capital Resources Co.	148
1	Odyssey Re Holdings Corp.	29
10	Old National Bankcorp	172
9	Oriental Financial Group, Inc.	164
7	Pacific Capital Bancorp	150
1	Parkway Properties, Inc.	24
8	Penn Real Estate Investment Trust	199
2	PennantPark Investment Corp.	16
—	Peoples Bancorp, Inc.	7
8	Phoenix Cos.	103
3	Piper Jaffray Cos. (D)	93
3	Platinum Underwriters Holdings Ltd.	100
17	PMA Capital Corp. Class A (D)	155
—	ProAssurance Corp. (D)	11
4	Provident Bankshares Corp.	49
6	Provident Financial Services, Inc.	88
8	Pzena Investment Management, Inc.	91
1	QC Holdings, Inc.	4
5	Rent-A-Center, Inc. (D)	106
2	Republic Bancorp, Inc.	42
1	RLI Corp.	29
5	S&T Bancorp, Inc.	174
—	Sandy Spring Bancorp, Inc.	8
—	Santander BanCorp	5
3	Seabright Insurance Holdings (D)	48
46	Selective Insurance Group	977
5	Senior Housing Properties Trust	119
2	Simmons First National Corp.	74
27	Solera Holdings, Inc. (D)	698
5	South Financial Group, Inc.	30
2	Southwest Bancorp	30
12	StanCorp Financial Group, Inc.	589
1	Sterling Bancshares, Inc.	7
3	Sterling Financial Corp.	38
14	Strategic Hotels & Resorts, Inc.	206
1	Suffolk Bancorp	29
—	Sun Bancorp, Inc. (D)	2
12	Sunstone Hotel Investors, Inc.	222
7	Susquehanna Bancshares, Inc.	143
1	SWS Group, Inc.	7
8	Symmetricom, Inc. (D)	32
5	Taylor Capital Group, Inc.	79
71	Trustco Bank Corp.	616
1	Trustmark Corp.	24
1	Umpqua Holdings Corp.	7
1	United Bankshares, Inc.	22
2	United Community Financial	17
1	United Fire & Casualty	36
4	Universal American Financial Corp. (D)	41
1	U-Store-It	10
335	W Holding Co., Inc.	352
5	Waddell and Reed Financial, Inc. Class A	165
6	WesBanco, Inc.	131
—	Wilshire Bancorp, Inc.	2
1	Wintrust Financial Corp.	44

		25,388

	Health Care — 4.5%
30	Advanced Medical Optics, Inc. (D)	624
—	Albany Molecular Research, Inc. (D)	2
—	Alliance Imaging, Inc. (D)	4

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
5	Amicus Therapeutics, Inc. (D)	$48
2	AmSurg Corp. (D)	54
3	Animal Health International, Inc. (D)	25
4	Applera Corp. — Celera Group (D)	51
2	Apria Healthcare Group, Inc. (D)	41
1	CONMED Corp. (D)	36
13	Cooper Co., Inc.	438
21	Emergency Medical Services (D)	472
4	Enzon, Inc. (D)	34
1	Forrester Research, Inc. (D)	22
1	Genoptix, Inc. (D)	16
1	Incyte Corp. (D)	9
4	Invacare Corp.	72
23	Landauer, Inc.	1,203
19	Magellan Health Services, Inc. (D)	718
2	Martek Biosciences Corp. (D)	53
1	MedCath Corp. (D)	17
—	Odyssey HealthCare, Inc. (D)	4
—	Par Pharmaceutical Cos., Inc. (D)	3
1	Perrigo Co.	36
10	Prestige Brands Holdings, Inc. (D)	92
6	Rehabcare Group, Inc. (D)	109
1	Res-Care, Inc. (D)	21
2	Sciele Pharma, Inc. (D)	40
6	STERIS Corp.	172
—	Sunrise Senior Living, Inc. (D)	4
1	ViroPharma, Inc. (D)	13
21	Young Innovations, Inc.	369

		4,802

	Services — 13.3%
1	A.H. Belo Corp. — Class A (D)	6
75	ABM Industries, Inc.	1,560
2	Aecom Technology Corp. (D)	49
6	American Greetings Corp. Class A	113
35	AMN Healthcare Services, Inc. (D)	511
1	Asset Acceptance	16
38	Avid Technology, Inc. (D)	793
3	Belo Corp. Class A	33
1	Black Box Corp.	16
5	Bowne & Co., Inc.	85
—	Brady Corp. Class A	7
15	CACI International, Inc. Class A (D)	782
3	Carmike Cinemas, Inc.	22
1	Casella Waste Systems, Inc. (D)	9
6	Central European Media Enterprises Ltd. (D)	599
1	CIBER, Inc. (D)	4
20	Citadel Broadcasting Corp.	27
25	Computer Services, Inc.	842
1	Entercom Communications Corp.	11
1	Entravision Communications Corp. Class A (D)	7
3	Foundry Networks, Inc. (D)	32
15	G & K Services, Inc. Class A	479
1	Great Wolf Resorts, Inc. (D)	4
1	Healthspring, Inc. (D)	14
—	Heidrick & Struggles International, Inc.	3
55	Jackson Hewitt Tax Service, Inc.	820
6	JDA Software Group, Inc. (D)	117
5	Journal Communications, Inc.	26
3	Kelly Services, Inc.	65
—	Kforce, Inc. (D)	1
—	Korn/Ferry International (D)	7
4	Lee Enterprises, Inc.	33
1	Lin TV Corp. (D)	6
1	Manhattan Associates, Inc. (D)	28
—	Mantech International Corp. Class A (D)	19
5	MAXIMUS, Inc.	186
1	Monroe Muffler, Inc.	8
1	MPS Group, Inc. (D)	14
—	Multi-Color Corp.	4
57	Navigant Consulting, Inc. (D)	1,147
7	Pacer International, Inc.	128
6	Parametric Technology Corp. (D)	103
7	Perot Systems Corp. Class A (D)	107
25	Plexus Corp. (D)	593
8	Premiere Global Services, Inc. (D)	116
1	Radio One, Inc. Class D (D)	1
3	Regis Corp.	79
28	Resources Connection, Inc.	562
8	SAIC, Inc. (D)	146
5	Scholastic Corp. (D)	130
18	Spherion Corp. (D)	90
—	Standard Parking Corp. (D)	10
15	Stewart Enterprises, Inc.	106
63	Syntel, Inc.	2,079
3	Tetra Tech, Inc. (D)	55
13	Unifirst Corp.	623
109	Unisys Corp. (D)	453
4	Viad Corp.	113
—	Volt Information Sciences, Inc. (D)	3
5	Waste Connections, Inc. (D)	149
2	Watson Wyatt Worldwide, Inc.	98
5	Westwood One, Inc.	8

		14,257

	Technology — 10.4%
1	A.O. Smith Corp.	38
6	Actel Corp. (D)	91
—	Actuant Corp. Class A	3
1	Acuity Brands, Inc.	38
—	ADTRAN, Inc.	10
4	Alaska Communication Systems Holdings, Inc.	45
55	American Reprographics Co. LLC (D)	868
14	AMETEK, Inc.	674
2	Analogic Corp.	92
1	Anaren Microwave, Inc. (D)	8
—	Arris Group, Inc. (D)	3
4	Avocent Corp. (D)	74
—	Badger Meter, Inc.	5
1	Bio-Rad Laboratories, Inc. Class A (D)	99
—	Bottomline Technologies, Inc. (D)	2
6	Checkpoint Systems, Inc. (D)	160
27	Cincinnati Bell, Inc. (D)	125
1	CMGI, Inc. (D)	19
3	Cognex Corp.	73
26	Coherent, Inc. (D)	766
—	comScore, Inc. (D)	4
5	Consolidated Communications Holdings, Inc.	77
28	Credence Systems Corp. (D)	29
5	CSG Systems International, Inc. (D)	55
3	CTS Corp.	34

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
3	Cubic Corp.	$81
2	Datascope Corp.	60
5	Deluxe Corp.	98
1	DG Fastchannel, Inc. (D)	21
6	Digi International, Inc. (D)	52
54	Electronics for Imaging, Inc. (D)	774
9	Emulex Corp. (D)	117
2	Enersys (D)	40
—	Esterline Technologies Corp. (D)	22
1	Extreme Networks, Inc. (D)	4
68	General Communication, Inc. Class A (D)	422
4	GeoEye, Inc. (D)	99
5	GrafTech International Ltd. (D)	105
1	Greatbatch, Inc. (D)	24
17	Harris Interactive, Inc. (D)	42
6	Interactive Data Corp.	157
8	Interwoven, Inc. (D)	86
21	iPCS, Inc.	648
40	Jabil Circuit, Inc.	437
5	Kemet Corp. (D)	20
1	Lawson Software, Inc. (D)	11
2	Littelfuse, Inc. (D)	78
2	Measurement Specialties, Inc. (D)	28
11	Methode Electronics, Inc.	120
1	Movado Group	15
56	MSC.Software Corp. (D)	686
3	Newport Corp. (D)	33
7	Nexstar Broadcasting Group A (D)	39
11	Palm, Inc.	63
4	Park Electrochemical Corp.	111
8	Pegasystems, Inc.	80
8	PeopleSupport, Inc. (D)	74
2	Pericom Semiconductor Corp. (D)	38
7	Plantronics, Inc.	184
3	Polypore International, Inc. (D)	80
2	Quantum Corp. (D)	3
3	RCN Corp.	39
23	RF Micro Devices, Inc. (D)	77
34	Schwak, Inc.	543
3	Semtech Corp. (D)	44
—	Shenandoah Telecommunications Co.	3
1	SI International (D)	25
33	Silicon Storage Technology, Inc. (D)	100
5	Skyworks Solutions, Inc. (D)	39
8	SonicWALL, Inc. (D)	61
5	Spansion, Inc. (D)	18
1	Standard Microsystems Corp. (D)	24
7	Stoneridge, Inc. (D)	106
8	Sybase, Inc. (D)	225
2	Sycamore Networks, Inc. (D)	6
6	Syniverse Holdings, Inc. (D)	94
5	Technitrol, Inc.	97
—	Teledyne Technologies, Inc. (D)	12
20	Tibco Software, Inc. (D)	151
1	TriQuint Semiconductor, Inc. (D)	10
16	Trizetto Group, Inc. (D)	330
6	TTM Technologies, Inc. (D)	85
9	United Online, Inc.	95
1	Varian, Inc. (D)	38
28	VeriFone Holdings, Inc. (D)	314
10	Vignette Corp. (D)	110
11	Zoran Corp. (D)	139

		11,129

	Transportation — 4.7%
1	Alaska Air Group, Inc. (D)	17
—	Arkansas Best Corp.	4
4	Atlas Air Worldwide Holdings, Inc. (D)	218
5	ExpressJet Holdings, Inc. (D)	15
22	Forward Air Corp.	760
4	General Maritime Corp.	102
3	Heartland Express, Inc.	54
3	Hornbeck Offshore Services, Inc. (D)	154
55	Landstar System, Inc.	2,806
3	Polaris Industries, Inc.	154
7	Republic Airways Holdings, Inc. (D)	118
10	SkyWest, Inc.	183
15	Thor Industries, Inc.	440
5	Wabash National Corp.	42
2	Winnebago Industries, Inc.	24

		5,091

	Utilities — 1.7%
16	Aquila, Inc. (D)	57
3	Avista Corp.	59
2	Black Hills Corp.	86
—	Central Vermont Public Service Corp.	2
1	CH Energy Group	25
2	Cleco Corp.	46
9	El Paso Electric Co. (D)	201
1	IDACORP, Inc.	42
—	MGE Energy, Inc.	14
49	Pike Electric Corp. (D)	783
6	PNM Resources, Inc.	83
5	Portland General Electric Co.	115
2	UIL Holdings Corp.	72
2	UniSource Energy Corp.	47
8	Westar Energy, Inc.	183

		1,815

	Total common stock (cost $119,506)	$102,905

PREFERRED STOCK — 0.5%
	Finance — 0.5%
—	East West Bancorp, Inc. (X)	$529

	Total preferred stock (cost $482)	$529

	Total long-term investments (cost $119,988)	$103,434

Principal
Amount

SHORT-TERM INVESTMENTS — 3.1%
	Finance — 1.0%
	Wells Fargo
$1,082	2.25%, 05/01/2008	$1,082

The accompanying notes are an integral part of these financial statements.

The Hartford Select SmallCap Value Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)

	Investment Pools and Funds — 2.1%
1,063	Federated Investors Prime Obligations Fund		$1,063
1,170	State Street Bank Money Market Fund		1,169

			2,232

	Total short-term investments (cost $3,314)		$3,314

	Total investments (cost $123,302) (C)	99.7%	$106,748
	Other assets and liabilities	0.3%	334

	Total net assets	100.0%	$107,082

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.19% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $123,302 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,573
Unrealized Depreciation	(24,127)

Net Unrealized Depreciation	$(16,554)

(D)	Currently non-income producing.

(X)	Convertible security.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	14	Long	Jun 2008	$51

* The number of contracts does not omit 000’s.

Cash of $59 was pledged as initial margin deposit for open futures contracts at April 30, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 30.8%
	Finance — 30.8%
	American Express Credit Account Master Trust
$32	3.22%, 02/15/2012 (I)(L)	$30
	AmeriCredit Automobile Receivables Trust
600	5.04%, 05/06/2011	590
1,389	5.07%, 07/06/2010	1,392
846	5.21%, 10/06/2011	826
	Banc of America Securities Automotive Trust
1,500	4.49%, 02/18/2013 (H)	1,505
	Bayview Commercial Asset Trust
422	3.89%, 01/25/2035 (H)(L)	324
6,250	7.00%, 07/25/2037 (H)(N)	700
12,192	7.18%, 01/25/2037 (H)(N)	1,133
10,545	7.50%, 09/25/2037 (H)(N)	1,339
	Bayview Financial Acquisition Trust
1,185	4.91%, 02/25/2033 (H)	1,156
2,000	5.64%, 11/28/2036 (H)	1,450
	Bear Stearns Asset Backed Securities, Inc.
707	5.16%, 09/25/2033 (H)	577
	Bear Stearns Commercial Mortgage Securities, Inc.
21,142	4.12%, 11/11/2041 (H)(N)	456
53,002	4.65%, 02/11/2041 (H)(N)	486
106,822	6.25%, 12/11/2040 (H)(N)	389
	Capital Automotive Receivables Asset Trust
800	5.55%, 01/18/2011 (H)	805
200	5.77%, 05/20/2010 (H)	197
225	6.15%, 04/20/2011 (H)	216
1,000	6.35%, 03/17/2014 (I)	874
	Capital One Multi-Asset Execution Trust
1,000	4.13%, 03/15/2013 (M)	1,000
1,000	4.50%, 06/15/2011	998
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/16/2014 (H)	972
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013 (H)	981
	CBA Commercial Small Balance Commercial Mortgage
42,419	7.00%, 07/25/2035 — 06/25/2038 (H)(N)	2,841
10,921	9.75%, 01/25/2039 (H)(N)	1,065
	Citibank Credit Card Issuance Trust
2,000	2.96%, 01/09/2012 (H)(L)	1,839
	Citicorp Residential Mortgage Securities
100	6.27%, 06/25/2037 (L)	92
	CNH Equipment Trust
750	4.93%, 12/17/2012 (H)	687
	Commercial Mortgage Pass-Through Certificates
1,500	3.17%, 12/15/2020 (I)(L)	1,420
2,899	3.59%, 03/10/2039 (H)(N)	54
	Countrywide Asset-Backed Certificates
1,500	5.57%, 11/25/2035	938
1,000	5.71%, 11/25/2035	362
	CS First Boston Mortgage Securities Corp.
12,743	4.17%, 07/15/2036 (H)(N)	181
	DaimlerChrysler Automotive Trust
800	4.48%, 08/08/2014	782
800	5.14%, 09/08/2012	796
	Equity One ABS, Inc.
34	5.39%, 07/25/2034 (H)(L)	32
	Ford Credit Automotive Owner Trust
2,924	5.29%, 04/15/2011	2,962
750	5.48%, 09/15/2011	752
500	5.68%, 06/15/2012 (H)	448
1,000	5.69%, 11/15/2012	965
	GE Capital Commercial Mortgage Corp.
7,920	3.76%, 03/10/2040 (H)(N)	110
	GMAC Mortgage Corp. Loan Trust
1,196	4.09%, 04/25/2033	889
308	4.62%, 04/25/2033	211
715	5.75%, 10/25/2036	509
	Goldman Sachs Automotive Loan Trust
199	4.98%, 11/15/2013 (H)	199
	Goldman Sachs Mortgage Securities Corp. II
2,000	4.32%, 10/10/2028	1,975
18,649	4.38%, 08/10/2038 (H)(N)	134
	Green Tree Financial Corp.
8	7.30%, 01/15/2026	8
	Hasco NIM Trust
34	6.25%, 12/26/2035 (H)	26
	Hertz Vehicle Financing LLC
1,000	4.93%, 02/25/2010 (I)	985
	Home Equity Asset Trust
400	5.10%, 07/25/2037 (H)(L)	35
	Hyundai Automotive Receivables Trust
168	4.10%, 08/15/2011	167
1,304	4.45%, 02/15/2012 (H)	1,292
	JP Morgan Chase Commercial Mortgage Security Corp.
1,183	3.47%, 02/15/2020 (H)(L)	1,009
12,714	4.65%, 10/15/2037 (H)(N)	175
35,230	4.82%, 08/12/2037 (H)(N)	105
1,197	5.34%, 05/12/2045	1,201
	LaSalle Commercial Mortgage Securities
17,218	6.20%, 09/20/2043 (H)(N)	508
	LB-UBS Commercial Mortgage Trust
224	3.63%, 10/15/2029	222
1,533	4.25%, 12/15/2036 (H)(N)	35
	Lehman Brothers Small Balance Commercial
1,060	6.77%, 09/27/2036 (H)	1,027
	Long Beach Asset Holdings Corp.
180	5.78%, 04/25/2046 (H)	2
	Marlin Leasing Receivables LLC
233	5.09%, 08/15/2012 (H)	233
1,600	5.33%, 09/16/2013 (I)	1,621
396	5.63%, 09/16/2013 (H)	381
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014	498
	Merrill Lynch Mortgage Trust
16,347	3.81%, 08/12/2039 (H)(N)	347
18,056	3.96%, 10/12/2041 (H)(N)	397
26,245	4.67%, 09/12/2042 (H)(N)	221
	Morgan Stanley Capital I
122	3.96%, 06/15/2040	122
	Morgan Stanley Dean Witter Capital I
110	5.38%, 01/15/2039	111
	Nationstar Home Equity Loan Trust
22	9.97%, 03/25/2037 (H)(L)	17
	Ocwen Advance Receivables Backed Notes
1,500	5.34%, 11/24/2015 (H)	1,320

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Renaissance Home Equity Loan Trust
$675	7.00%, 09/25/2037 (H)	$138
405	7.50%, 04/25/2037 (H)	49
108	9.79%, 04/25/2037 (H)	54
	Structured Asset Investment Loan Trust
291	5.52%, 11/25/2033 (H)(L)	148
	Structured Asset Securities Corp.
850	5.39%, 01/25/2037 — 02/25/2037 (H)(L)	114
	Superior Wholesale Inventory Financing Trust
500	3.20%, 06/15/2010 (L)	499
	Swift Master Automotive Receivables Trust
1,000	4.17%, 10/15/2012 (L)	898
	USAA Automotive Owner Trust
1,560	4.16%, 04/16/2012	1,546
820	5.01%, 09/15/2010	826
860	5.07%, 06/15/2013	861
1,000	5.66%, 03/15/2013 (H)	928
	Wachovia Automotive Loan Owner Trust
1,700	5.42%, 04/21/2014 (H)	1,545
1,000	5.54%, 12/20/2012 (H)	911
	Wachovia Bank Commercial Mortgage Trust
155	3.48%, 08/15/2041	154
5,390	3.65%, 02/15/2041 (H)(N)	106
	Washington Mutual Master Note Trust
1,500	3.10%, 10/15/2013 (H)(L)	1,334
	Washington Mutual, Inc.
17,631	7.00%, 11/23/2043 (H)(N)	693
	Wells Fargo Home Equity Trust
1,900	3.20%, 04/25/2034 (L)	1,668
	WFS Financial Owner Trust
1,091	4.76%, 05/17/2013 (H)	1,024
	World Financial Network Credit Card Master
1,000	5.17%, 05/15/2012 (L)	1,001
	World Omni Automotive Receivables Trust
72	3.62%, 07/12/2011	72

	Total asset & commercial mortgage backed securities (cost $71,725)	$65,273

CERTIFICATE OF DEPOSIT — 0.8%
	Finance — 0.8%
	Bank of New York Co., Inc.
$500	5.05%, 03/03/2009	$505
	Comerica Bank
1,350	2.79%, 08/07/2009 (L)	1,228

	Total certificate of deposit (cost $1,837)	$1,733

CORPORATE BONDS: INVESTMENT GRADE — 42.0%
	Basic Materials — 1.2%
	Xstrata Finance Dubai Ltd.
$2,500	3.42%, 11/13/2009 (I)(L)	$2,434
	Capital Goods — 1.3%
	Deere & Co.
534	7.85%, 05/15/2010	577
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,085
	United Technologies Corp.
987	6.10%, 05/15/2012	1,050

		2,712

	Consumer Cyclical — 1.8%
	DaimlerChrysler NA Holdings Corp.
600	5.88%, 03/15/2011	614
	Kroger Co.
750	7.25%, 06/01/2009	766
750	8.05%, 02/01/2010	792
	SABMiller plc
510	3.00%, 07/01/2009 (I)(L)	511
	Safeway, Inc.
700	4.95%, 08/16/2010	710
500	7.50%, 09/15/2009	522

		3,915

	Consumer Staples — 1.7%
	Clorox Co.
1,000	6.13%, 02/01/2011	1,026
	Diageo Capital plc
1,460	7.25%, 11/01/2009	1,528
	Miller Brewing Co.
1,000	4.25%, 08/15/2008 (I)	1,003

		3,557

	Energy — 0.9%
	Transocean, Inc.
2,000	3.21%, 09/05/2008 (L)	1,996
	Finance — 22.7%
	American Express Credit Corp.
1,700	2.78%, 11/09/2009 (L)	1,679
	American General Finance Corp.
1,000	2.75%, 06/15/2008	998
	Capital One Bank
415	4.25%, 12/01/2008	412
	Capital One Financial Corp.
1,000	3.27%, 09/10/2009 (L)	911
	Capmark Financial Group
2,000	3.75%, 05/10/2010 (L)	1,655
	Caterpillar Financial Services Corp.
900	3.16%, 08/20/2010 (L)	889
1,000	4.15%, 01/15/2010	1,007
	CIT Group, Inc.
750	3.19%, 08/17/2009 (L)	651
	Citicorp
1,584	6.38%, 11/15/2008	1,601
	Countrywide Financial Corp.
2,000	3.60%, 05/07/2012 (L)	1,770
79	4.50%, 06/15/2010	72
162	5.80%, 06/07/2012	154
	Countrywide Home Loans, Inc.
175	4.00%, 03/22/2011	160
362	4.13%, 09/15/2009	338
291	6.25%, 04/15/2009	279
	Credit Suisse First Boston NY
220	6.50%, 05/01/2008 (I)	220
	Credit Suisse First Boston USA, Inc.
2,000	4.13%, 01/15/2010	2,003
	ERAC USA Finance Co.
1,000	7.35%, 06/15/2008 (I)	1,004

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	FleetBoston Financial Corp.
$1,500	7.38%, 12/01/2009	$1,570
	General Electric Capital Corp.
1,880	4.00%, 02/17/2009	1,885
	Goldman Sachs Group, Inc.
200	2.68%, 12/23/2009 (L)	196
800	2.75%, 03/30/2009 (L)	794
1,270	3.15%, 11/16/2009 (L)	1,252
	HSBC Bank USA
2,000	3.88%, 09/15/2009	1,992
	J.P. Morgan Chase & Co.
1,145	6.00%, 02/15/2009	1,156
	John Deere Capital Corp.
600	3.00%, 10/16/2009 (L)	598
	Key Bank NA
250	3.26%, 11/03/2009 (L)	246
	Lehman Brothers Holdings, Inc.
885	3.17%, 11/16/2009 (L)	848
	Merrill Lynch & Co., Inc.
2,000	2.70%, 03/23/2010 (L)	1,898
720	3.14%, 12/04/2009 (L)	687
	Morgan Stanley
1,200	2.85%, 05/07/2010 (L)	1,158
1,100	3.21%, 02/09/2009 (L)	1,090
375	3.26%, 05/07/2010 (L)	362
	National City Bank of Ohio
1,000	2.93%, 01/21/2010 (L)	910
	National Westminster Bank
1,130	7.38%, 10/01/2009	1,176
	North Street Referenced Linked Notes
1,000	3.95%, 07/30/2010 (H)(L)	900
500	4.30%, 07/30/2010 (H)(L)	363
	Prudential Financial, Inc.
650	3.75%, 05/01/2008	650
1,000	5.10%, 12/14/2011	1,005
	Prudential Funding LLC
1,000	6.60%, 05/15/2008 (I)	1,001
	Simon Property Group L.P.
1,463	3.75%, 01/30/2009	1,449
	Sovereign Bancorp, Inc.
2,000	2.83%, 03/23/2010 (L)	1,712
	SunTrust Banks, Inc.
500	7.75%, 05/01/2010	524
	UnitedHealth Group, Inc.
1,000	2.78%, 06/21/2010 (L)	945
1,000	3.75%, 02/10/2009	991
	US Bank NA
1,000	3.40%, 03/02/2009	991
	Wachovia Corp.
2,000	5.63%, 12/15/2008 (L)	2,010
	Wellpoint, Inc.
500	4.25%, 12/15/2009	497
525	5.00%, 01/15/2011	521
	Zion Bancorp
1,000	2.92%, 09/15/2008 (L)	990

		48,170

	Health Care — 2.2%
	Cardinal Health, Inc.
2,000	2.96%, 10/02/2009 (L)	1,952
	CVS Caremark Corp.
2,685	3.38%, 06/01/2010 (L)	2,606

		4,558

	Services — 3.4%
	Comcast Corp.
1,490	3.01%, 07/14/2009 (L)	1,463
	Time Warner, Inc.
2,520	3.30%, 11/13/2009 (L)	2,432
	Walt Disney Co.
1,120	2.78%, 07/16/2010 (L)	1,108
1,200	3.09%, 09/10/2009 (L)	1,198
	Waste Management, Inc.
1,000	6.88%, 05/15/2009	1,026

		7,227

	Technology — 4.3%
	AT&T, Inc.
684	4.13%, 09/15/2009	686
1,000	5.88%, 02/01/2012	1,037
	Deutsche Telekom International Finance B.V.
1,000	2.78%, 03/23/2009 (L)	988
	Embarq Corp.
1,000	6.74%, 06/01/2013	998
	Hewlett-Packard Co.
986	4.50%, 03/01/2013	994
	Lockheed Martin Corp.
1,500	8.20%, 12/01/2009	1,598
	Oracle Corp.
1,000	5.00%, 01/15/2011	1,024
	Telecom Italia Capital
750	4.00%, 01/15/2010	737
	Vodafone Group plc
1,000	7.75%, 02/15/2010	1,055

		9,117

	Transportation — 1.8%
	Canadian National Railway Co.
1,379	4.25%, 08/01/2009	1,383
	Norfolk Southern Corp.
1,500	6.20%, 04/15/2009	1,532
365	8.63%, 05/15/2010	396
	Union Pacific Corp.
540	7.38%, 09/15/2009	559

		3,870

	Utilities — 0.7%
	Ohio Power Co.
1,500	2.91%, 04/05/2010 (L)	1,449

	Total corporate bonds: investment grade (cost $90,879)	$89,005

U.S. GOVERNMENT AGENCIES — 10.9%
	Federal Home Loan Mortgage Corporation — 6.0%
	Notes:
$5,000	6.00%, 2011	$5,407
	Remic — Pac’s:
7,205	6.00%, 2032	7,387

		12,794

The accompanying notes are an integral part of these financial statements.

The Hartford Short Duration Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT AGENCIES — (continued)
	Federal National Mortgage Association — 3.9%
	Notes:
$5,000	3.25%, 2013		$4,919
	Remic — Pac’s:
3,261	5.50%, 2014		3,308

			8,227

	Government National Mortgage Association — 1.0%
	Remic — Pac’s:
1,946	6.50%, 2031		2,026

	Total U.S. government agencies (cost $22,886)		$23,047

U.S. GOVERNMENT SECURITIES — 6.8%
	Other Direct Federal Obligations — 2.5%
	Federal Home Loan Bank:
$5,000	5.38%, 2011		$5,337
	U.S. Treasury Securities — 4.3%
	U.S. Treasury Notes:
3,100	2.00%, 2010		3,086
2,000	2.50%, 2013		1,952
4,075	3.13%, 2013		4,091

			9,129

	Total U.S. government securities (cost $14,494)		$14,466

	Total long-term investments (cost $201,821)		$193,524

SHORT-TERM INVESTMENTS — 10.0%
	Basic Materials — 1.4%
	Praxair, Inc.
$3,000	2.11%, 05/12/2008		$2,998
	Consumer Staples — 1.6%
	Kraft Foods, Inc.
3,300	2.84%, 05/14/2008		3,296
	Finance — 7.0%
	BNP Paribas Finance
3,063	2.44%, 05/01/2008		3,063
	Deutsche Bank
3,000	2.30%, 05/01/2008		3,000
	General Electric Capital Corp.
1,400	2.30%, 05/12/2008		1,399
	Rabobank USA
3,000	2.31%, 05/01/2008		3,000
	Societe Generale NA
3,000	2.45%, 05/01/2008		3,000
	Svenska Handelsbanken AB
1,300	2.30%, 05/05/2008		1,299

			14,761

	Total short-term investments (cost $21,055)		$21,055

	Total investments (cost $222,876) (C)	101.3%	$214,579
	Other assets and liabilities	(1.3)%	(2,669)

	Total net assets	100.0%	$211,910

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.73% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $222,883 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,511
Unrealized Depreciation	(9,815)

Net Unrealized Depreciation	$(8,304)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $11,103, which represents 5.24% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2005	1,500	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	$1,500
12/2004	422	Bayview Commercial Asset Trust, 3.89%, 01/25/2035 - 144A	422
05/2007	6,250	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	886
12/2006	12,192	Bayview Commercial Asset Trust, 7.18%, 01/25/2037 - 144A	1,330
08/2007	10,545	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	1,452
11/2006	1,185	Bayview Financial Acquisition Trust, 4.91%, 02/25/2033 - 144A	1,153
11/2006	2,000	Bayview Financial Acquisition Trust, 5.64%, 11/28/2036	2,000
08/2006	707	Bear Stearns Asset Backed Securities, Inc., 5.16%, 09/25/2033	695
12/2004	21,142	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	479
03/2005 – 08/2007	53,002	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	514

The accompanying notes are an integral part of these financial statements.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2005	106,822	Bear Stearns Commercial Mortgage Securities, Inc., 6.25%, 12/11/2040 - 144A	$430
02/2006	800	Capital Automotive Receivables Asset Trust, 5.55%, 01/18/2011	800
08/2006	200	Capital Automotive Receivables Asset Trust, 5.77%, 05/20/2010 - 144A	200
08/2006	225	Capital Automotive Receivables Asset Trust, 6.15%, 04/20/2011 - 144A	225
09/2007	1,000	Capital One Prime Automotive Receivables Trust, 5.68%, 06/16/2014	1,000
09/2007	1,000	Carmax Automotive Owner Trust, 6.12%, 07/15/2013	1,000
04/2006 – 11/2007	42,419	CBA Commercial Small Balance Commercial Mortgage, 7.00%, 07/25/2035 — 06/25/2038 - 144A	1,860
11/2006 – 08/2007	10,921	CBA Commercial Small Balance Commercial Mortgage, 9.75%, 01/25/2039 - 144A	1,036
12/2006	2,000	Citibank Credit Card Issuance Trust, 2.96%, 01/09/2012	2,000
09/2005	750	CNH Equipment Trust, 4.93%, 12/17/2012	748
03/2004 – 08/2006	2,899	Commercial Mortgage Pass-Through Certificates, 3.59%, 03/10/2039 - 144A	57
08/2004 – 08/2006	12,743	CS First Boston Mortgage Securities Corp., 4.17%, 07/15/2036 - 144A	185
07/2004	34	Equity One ABS, Inc., 5.39%, 07/25/2034	34
08/2006	500	Ford Credit Automotive Owner Trust, 5.68%, 06/15/2012	500
04/2004	7,920	GE Capital Commercial Mortgage Corp., 3.76%, 03/10/2040 - 144A	111
08/2005	199	Goldman Sachs Automotive Loan Trust, 4.98%, 11/15/2013	199
07/2004	18,649	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	143
03/2006	34	Hasco NIM Trust, 6.25%, 12/26/2035 - 144A	34
03/2007	400	Home Equity Asset Trust, 5.10%, 07/25/2037	392
06/2005	1,304	Hyundai Automotive Receivables Trust, 4.45%, 02/15/2012	1,304
03/2006	1,183	JP Morgan Chase Commercial Mortgage Security Corp., 3.47%, 02/15/2020 - 144A	1,182
03/2005	12,714	JP Morgan Chase Commercial Mortgage Security Corp., 4.65%, 10/15/2037 - 144A	183
03/2005	35,230	JP Morgan Chase Commercial Mortgage Security Corp., 4.82%, 08/12/2037	91
12/2006 – 08/2007	17,218	LaSalle Commercial Mortgage Securities, 6.20%, 09/20/2043 - 144A	666
03/2003	1,533	LB-UBS Commercial Mortgage Trust, 4.25%, 12/15/2036 - 144A	23
09/2006 – 07/2007	1,060	Lehman Brothers Small Balance Commercial, 6.77%, 09/27/2036 - 144A	1,059
03/2006	180	Long Beach Asset Holdings Corp., 5.78%, 04/25/2046 - 144A	180
08/2005 – 12/2006	233	Marlin Leasing Receivables LLC, 5.09%, 08/15/2012 - 144A	233
09/2006	396	Marlin Leasing Receivables LLC, 5.63%, 09/16/2013 - 144A	396
09/2004	16,347	Merrill Lynch Mortgage Trust, 3.81%, 08/12/2039 - 144A	373
11/2004 – 08/2006	18,056	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	428
03/2005	26,245	Merrill Lynch Mortgage Trust, 4.67%, 09/12/2042	210
04/2007	22	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	22
10/2006– 11/2006	1,000	North Street Referenced Linked Notes, 3.95%, 07/30/2010 - 144A	962
11/2006	500	North Street Referenced Linked Notes, 4.30%, 07/30/2010 - 144A	452
11/2006	1,500	Ocwen Advance Receivables Backed Notes, 5.34%, 11/24/2015 - 144A	1,500
08/2007	675	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	487
03/2007	405	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037	357
03/2007	108	Renaissance Home Equity Loan Trust, 9.79%, 04/25/2037 - 144A	108
06/2005	291	Structured Asset Investment Loan Trust, 5.52%, 11/25/2033	296
03/2007	850	Structured Asset Securities Corp., 5.39%, 01/25/2037 — 02/25/2037 - 144A	839
08/2006	1,000	USAA Automotive Owner Trust, 5.66%, 03/15/2013	1,000
09/2006	1,700	Wachovia Automotive Loan Owner Trust, 5.42%, 04/21/2014 - 144A	1,700
10/2006	1,000	Wachovia Automotive Loan Owner Trust, 5.54%, 12/20/2012 - 144A	1,000
02/2004	5,390	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 - 144A	100
11/2006	1,500	Washington Mutual Master Note Trust, 3.10%, 10/15/2013 - 144A	1,500
11/2006	17,631	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	843
07/2005– 09/2007	1,091	WFS Financial Owner Trust, 4.76%, 05/17/2013	1,088

The aggregate value of these securities at April 30, 2008 was $35,713 which represents 16.85% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 93.4%
	Basic Materials — 10.9%
35	Alpha Natural Resources, Inc. (D)(G)	$1,683
84	Arch Coal, Inc.	4,799
85	Ball Corp.	4,593
27	Cabot Microelectronics Corp. (D)(G)	916
18	Century Aluminum Co. (D)(G)	1,251
23	Ceradyne, Inc. (D)	900
14	CF Industries Holdings, Inc.	1,899
91	Church & Dwight Co., Inc. (G)	5,191
21	Dynamic Materials Corp.	981
87	FMC Corp. (G)	5,462
52	Foundation Coal Holdings, Inc. (G)	3,104
73	Greif, Inc.	4,764
47	Hercules, Inc.	889
607	Kingboard Chemical Holdings Ltd.	2,865
63	Lupatech S.A. (D)	2,322
16	Matthews International Corp. Class A (G)	782
144	OfficeMax, Inc.	2,633
58	Owens-Illinois, Inc. (D)	3,195
292	Rexam plc	2,581
139	Sealed Air Corp.	3,514
65	Snap-On, Inc.	3,828
48	Sturm Ruger & Co., Inc. (D)	359
82	Tempur-Pedic International, Inc. (G)	908
138	Terra Industries, Inc. (D)(G)	5,247
115	Titan International, Inc.	4,111
29	Tupperware Brands Corp. (G)	1,156
42	Valmont Industries, Inc. (G)	4,094

		74,027

	Capital Goods — 4.8%
39	Bally Technologies, Inc. (D)(G)	1,321
16	Blue Nile, Inc. (D)(G)	787
10	Bucyrus International, Inc.	1,297
31	Columbus McKinnon Corp. (D)	868
44	Daktronics, Inc. (G)	649
58	Dril-Quip, Inc. (D)(G)	3,341
50	Flotek Industries, Inc. (D)(G)	930
26	Flowserve Corp. (G)	3,268
16	Heico Corp.	826
47	Hexcel Corp. (D)(G)	1,050
17	II-VI, Inc. (D)(G)	635
17	Lufkin Industries, Inc. (G)	1,261
174	Marvel Entertainment, Inc. (D)(G)	4,994
16	NATCO Group, Inc. (D)	818
13	Nordson Corp.	774
34	Orbital Sciences Corp. (D)	912
96	Pall Corp. (G)	3,321
18	T-3 Energy Services, Inc. (D)(G)	960
49	Tessera Technologies, Inc. (D)(G)	988
29	TransDigm Group, Inc. (D)(G)	1,083
31	WMS Industries, Inc. (D)(G)	1,131
38	Woodward Governor Co. (G)	1,343

		32,557

	Consumer Cyclical — 10.0%
48	1-800-Flowers.com, Inc. (D)	422
97	Advance Automotive Parts, Inc. (G)	3,371
55	Aeropostale, Inc. (D)(G)	1,734
145	Big Lots, Inc. (D)(G)	3,924
139	BJ’s Wholesale Club, Inc. (D)(G)	5,313
20	The Buckle, Inc. (G)	963
30	Cash America International, Inc. (G)	1,220
13	Cental Euro Distribution Corp. (D)(G)	811
23	Chemed Corp. (G)	797
13	Chipotle Mexican Grill, Inc. (D)(G)	1,100
81	Christopher & Banks Corp. (G)	964
129	Darden Restaurants, Inc. (G)	4,582
15	Deckers Outdoor Corp. (D)(G)	2,085
131	Dick’s Sporting Goods, Inc. (D)(G)	3,749
53	Dufry Group	5,723
23	Great Atlantic & Pacific Tea Co., Inc. (D)(G)	644
49	Herman Miller, Inc. (G)	1,135
36	Integrated Electrical Services, Inc. (D)(G)	596
28	J. Crew Group, Inc. (D)(G)	1,326
33	Lear Corp. (D)(G)	948
195	LKQ Corp. (D)(G)	4,260
44	Men’s Wearhouse, Inc. (G)	1,184
19	Nuco2, Inc. (D)(G)	512
31	Owens & Minor, Inc. (G)	1,414
116	Patterson Cos., Inc. (D)(G)	3,963
39	Perini Corp. (D)(G)	1,417
221	Pier 1 Imports, Inc. (D)(G)	1,722
44	PSS World Medical, Inc. (D)(G)	733
35	Sotheby’s Holdings (G)	967
23	UbiSoft Entertainment S.A. (D)	2,346
21	United Stationers, Inc. (D)(G)	926
67	VistaPrint Ltd. (D)(G)	2,283
22	Walter Industries (G)	1,505
36	Warnaco Group, Inc. (D)(G)	1,679
96	Zumiez, Inc. (D)(G)	2,019

		68,337

	Consumer Staples — 0.9%
29	Cal-Maine Foods, Inc. (G)	860
21	Chattem, Inc. (D)(G)	1,479
38	Flowers Foods, Inc. (G)	988
21	Lancaster Colony Corp. (G)	818
12	Ralcorp Holdings, Inc. (D)	723
63	Vector Group Ltd. (G)	1,089

		5,957

	Energy — 6.4%
19	Arena Resources, Inc. (D)(G)	858
23	Atwood Oceanics, Inc. (D)(G)	2,341
17	Bill Barrett Corp. (D)(G)	875
99	Cabot Oil & Gas Corp.	5,628
104	Cal Dive International, Inc. (D)	1,271
28	Complete Production Services, Inc. (D)	770
28	Comstock Resources, Inc. (D)(G)	1,270
33	Concho Resources, Inc. (D)	899
17	Contango Oil & Gas Co. (D)(G)	1,285
13	Dawson Geophysical Co. (D)(G)	976
31	Delta Petroleum Corp. (D)(G)	753
121	Denbury Resources, Inc. (D)	3,699
67	Encore Acquisition Co. (D)(G)	3,070
86	Forest Oil Corp. (D)	5,056
29	Goodrich Petroleum Corp. (D)(G)	986
168	Grey Wolf, Inc. (D)(G)	1,052
135	Hercules Offshore, Inc. (D)(G)	3,575
39	Mariner Energy, Inc. (D)(G)	1,071
15	Penn Virginia Corp. (G)	797

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
75	Petrohawk Energy Corp. (D)(G)	$1,779
59	PetroQuest Energy, Inc. (D)(G)	1,218
31	Sevan Marine ASA (D)	433
207	Warren Resources, Inc. (D)(G)	2,540
21	W-H Energy Services (D)(G)	1,646

		43,848

	Finance — 10.0%
195	Aercap Holdings N.V. (D)	3,366
8	Alexandria Real Estate Equities, Inc. (G)	798
124	Allied World Assurance Holdings Ltd.	5,094
96	Boston Private Financial Holdings, Inc. (G)	890
86	Centene Corp. (D)	1,572
209	Covanta Holding Corp. (D)(G)	5,569
21	Digital Realty Trust, Inc. (G)	798
58	eHealth, Inc. (D)(G)	1,557
13	Equity Lifestyle Properties, Inc.	632
24	FCStone Group, Inc. (D)	992
64	GFI Group, Inc. (G)	753
27	Greenhill & Co., Inc. (G)	1,753
55	Grubb & Ellis Co.	336
39	Heartland Payment Systems, Inc. (G)	864
13	Home Properties of New York, Inc. (G)	698
164	Huntington Bancshares, Inc. (G)	1,543
76	Interactive Brokers Group (D)(G)	2,399
76	International Bancshares Corp.	1,910
78	Knight Capital Group, Inc. (D)(G)	1,458
413	Liberty Acquisition Holdings Corp. (D)(G)	4,213
62	MB Financial, Inc. (G)	1,779
27	Mercadolibre, Inc. (D)	1,371
177	MF Global Ltd. (D)(G)	2,325
24	Morningstar, Inc. (D)(G)	1,395
37	Nationwide Health Properties, Inc. (G)	1,336
189	Net 1 UEPS Technologies, Inc. (D)(G)	4,432
61	optionsXpress Holdings, Inc. (G)	1,302
109	ProAssurance Corp. (D)(G)	5,748
65	Signature Bank (D)	1,711
47	Solera Holdings, Inc. (D)	1,220
142	Sovereign Bancorp, Inc. (G)	1,058
136	Sunstone Hotel Investors, Inc. (G)	2,538
94	UCBH Holdings, Inc. (G)	684
70	Waddell and Reed Financial, Inc.	2,379
28	Washington Real Estate Investment Trust (G)	998
22	World Acceptance Corp. (D)	859

		68,330

	Health Care — 15.6%
82	Accuray, Inc. (D)(G)	646
38	Acorda Therapeutics, Inc. (D)	800
43	Albany Molecular Research, Inc. (D)	496
13	Alexion Pharmaceuticals, Inc. (D)(G)	922
199	Alkermes, Inc. (D)(G)	2,475
80	Alliance Imaging, Inc. (D)	654
32	Alnylam Pharmaceuticals, Inc. (D)(G)	790
17	Amedisys, Inc. (D)(G)	891
152	American Oriental Bioengineering, Inc. (D)(G)	1,459
82	Amylin Pharmaceuticals, Inc. (D)(G)	2,249
21	Angiodynamics, Inc. (D)	314
137	Applera Corp. — Celera Group (D)(G)	1,831
69	Apria Healthcare Group, Inc. (D)	1,219
158	Arena Pharmaceuticals, Inc. (D)(G)	881
36	ArthroCare Corp. (D)(G)	1,621
39	Auxilium Pharmaceuticals, Inc. (D)(G)	1,205
58	Barr Pharmaceuticals, Inc. (D)	2,890
55	Biomarin Pharmaceutical, Inc. (D)(G)	2,005
31	Cephalon, Inc. (D)	1,939
91	Charles River Laboratories International, Inc. (D)(G)	5,305
56	Cubist Pharmaceuticals, Inc. (D)(G)	1,084
51	Dr. Reddy’s Laboratories Ltd. ADR (G)	785
88	Enzon, Inc. (D)(G)	766
271	HealthSouth Corp. (D)(G)	5,334
27	Healthways, Inc. (D)(G)	1,002
226	Human Genome Sciences, Inc. (D)	1,479
19	Illumina, Inc. (D)(G)	1,511
42	ImClone Systems, Inc. (D)(G)	1,945
50	Immucor, Inc. (D)(G)	1,355
57	Incyte Corp. (D)	623
29	Integra LifeSciences Holdings Corp. (D)(G)	1,217
52	Isis Pharmaceuticals, Inc. (D)(G)	616
24	Kendle International, Inc. (D)(G)	1,042
42	KV Pharmaceutical Co. (D)(G)	1,025
25	Lifecell Corp. (D)(G)	1,256
18	Longs Drug Stores Corp. (G)	737
29	Magellan Health Services, Inc. (D)	1,138
160	Medicines Co. (D)(G)	3,172
60	Medicis Pharmaceutical Corp. Class A (G)	1,237
38	Meridian Bioscience, Inc. (G)	1,021
277	Millennium Pharmaceuticals, Inc. (D)	6,895
64	Mindray Medical International Ltd. (G)	2,178
16	Myriad Genetics, Inc. (D)(G)	672
102	Obagi Medical Products, Inc. (D)	818
53	Onyx Pharmaceuticals, Inc. (D)(G)	1,860
30	OSI Pharmaceuticals, Inc. (D)(G)	1,050
58	Par Pharmaceutical Cos., Inc. (D)(G)	992
42	PAREXEL International Corp. (D)	1,057
155	Perrigo Co. (G)	6,377
201	Pharmaceutical Product Development, Inc.	8,337
34	PharmaNet Development Group, Inc. (D)	806
20	Psychiatric Solutions, Inc. (D)(G)	703
59	Quidel Corp. (D)(G)	951
141	Salix Pharmaceuticals Ltd. (D)(G)	988
43	Sciele Pharma, Inc. (D)(G)	823
248	SSL International plc	2,254
48	STERIS Corp. (G)	1,317
18	United Therapeutics Corp. (D)(G)	1,544
34	Usana Health Sciences, Inc. (D)(G)	668
77	Valeant Pharmaceuticals International (D)(G)	1,019
138	ViroPharma, Inc. (D)(G)	1,266
161	Volcano Corp. (D)	1,904
123	Warner Chilcott Ltd. (D)	2,110
19	Xenoport, Inc. (D)	808

		106,334

	Services — 9.3%
30	Administaff, Inc. (G)	782
18	Advisory Board Co. (D)	821
6	Aecom Technology Corp. (D)	173
21	American Public Education, Inc. (D)	675
49	Atheros Communications, Inc. (D)(G)	1,315
19	Bankrate, Inc. (D)(G)	970

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Services — (continued)
18	Capella Education Co. (D)	$1,137
29	CDI Corp.	791
13	Clean Harbors, Inc. (D)	857
18	Corvel (D)	598
37	DeVry, Inc. (G)	2,088
41	Digital River, Inc. (D)(G)	1,331
66	Epicor Software Corp. (D)(G)	528
110	Equifax, Inc. (D)(G)	4,218
63	Factset Research Systems, Inc. (G)	3,773
135	Focus Media Holding Ltd. ADR (D)(G)	4,992
292	Foundry Networks, Inc. (D)(G)	3,712
85	FTI Consulting, Inc. (D)(G)	5,385
32	Gartner, Inc. Class A (D)	738
36	Healthcare Services Group, Inc. (G)	543
21	Hub Group, Inc. (D)	690
19	Huron Consulting Group, Inc. (D)(G)	809
77	Jack Henry & Associates, Inc. (G)	2,026
49	JDA Software Group, Inc. (D)	922
75	Live Nation, Inc. (D)(G)	1,037
58	Micros Systems (D)(G)	2,066
23	Monarch Casino & Resort, Inc. (D)(G)	309
74	Nice Systems Ltd. (D)	2,365
53	Parametric Technology Corp. (D)	926
70	Premiere Global Services, Inc. (D)(G)	1,020
27	Priceline.com, Inc. (D)(G)	3,369
66	Quest Software, Inc. (D)	881
88	Sapient Corp. (D)(G)	627
178	Secure Computing Corp. (D)(G)	1,180
11	Strayer Education, Inc. (G)	1,972
39	Taleo Corp. Class A (D)(G)	764
153	Tetra Tech, Inc. (D)(G)	3,222
52	Tyler Corp. (D)	752
122	ValueVision International, Inc. Class A (D)(G)	680
59	Waste Connections, Inc. (D)(G)	1,883
22	Wright Express Corp. (D)	728

		63,655

	Technology — 22.3%
33	ACI Worldwide, Inc. (D)	720
181	Activision, Inc. (D)(G)	4,898
40	Actuant Corp. Class A	1,360
143	Actuate Corp. (D)(G)	581
35	Acuity Brands, Inc. (G)	1,673
244	Advanced Analogic Technologies, Inc. (D)	1,686
38	Advent Software, Inc. (D)(G)	1,535
46	American Medical Systems Holdings (D)(G)	642
139	Amkor Technology, Inc. (D)(G)	1,326
42	Ansoft Corp. (D)(G)	1,377
181	Ansys, Inc. (D)(G)	7,270
167	Art Technology Group, Inc. (D)(G)	598
27	ATMI, Inc. (D)	797
38	Benchmark Electronics, Inc. (D)	682
43	Blackbaud, Inc. (G)	1,017
30	Blackboard, Inc. (D)(G)	1,022
68	Blue Coat Systems, Inc. (D)(G)	1,436
39	BMC Software, Inc. (D)(G)	1,356
47	Bruker Corp. (D)	575
179	Cellcom Israel Ltd.	5,920
108	Chordiant Software, Inc. (D)	490
111	CNET Networks, Inc. (D)(G)	860
36	Cognex Corp. (G)	903
20	Commvault Systems, Inc. (D)(G)	248
62	Concur Technologies, Inc. (D)(G)	2,051
15	CoStar Group, Inc. (D)(G)	742
42	Ctrip.Com International Ltd.	2,584
88	CyberSource Corp. (D)(G)	1,589
58	Dice Holdings, Inc. (D)	394
31	Diodes, Inc. (D)(G)	826
19	Dionex Corp. (D)	1,498
125	DivX, Inc. (D)(G)	934
56	Emulex Corp. (D)	727
74	Equinix, Inc. (D)(G)	6,675
87	Evergreen Solar, Inc. (D)(G)	744
94	Fairchild Semiconductor International, Inc. (D)(G)	1,227
63	FalconStor Software, Inc. (D)(G)	513
88	Faro Technologies (D)	3,084
226	FLIR Systems, Inc. (D)(G)	7,740
50	Fossil, Inc. (D)(G)	1,777
30	GeoEye, Inc. (D)	681
30	HMS Holdings Corp. (D)(G)	773
205	Hologic, Inc. (D)(G)	5,976
116	IHS, Inc. (D)(G)	7,658
88	Informatica Corp. (D)	1,408
182	Interactive Data Corp. (G)	4,927
51	Interdigital, Inc. (D)(G)	1,028
59	ION Geophysical Corp. (D)	934
13	Itron, Inc. (D)(G)	1,254
50	j2 Global Communications, Inc. (D)(G)	1,065
84	McAfee, Inc. (D)	2,786
40	Microsemi Corp. (D)(G)	969
11	MicroStrategy, Inc. (D)	994
48	Mine Safety Appliances Co. (G)	1,769
50	Netflix, Inc. (D)(G)	1,596
28	Netlogic Microsystems, Inc. (D)(G)	902
310	Nuance Communications, Inc. (D)(G)	6,286
115	O2Micro International Ltd. ADR (D)	872
34	Omniture, Inc. (D)	783
224	ON Semiconductor Corp. (D)(G)	1,672
298	Orbitz Worldwide, Inc. (D)(G)	2,372
69	Phase Forward, Inc. (D)(G)	1,271
281	PMC — Sierra, Inc. (D)(G)	2,186
37	Polycom, Inc. (D)(G)	825
25	Progress Software Corp. (D)	754
164	Red Hat, Inc. (D)	3,369
67	RightNow Technologies, Inc. (D)	798
80	Semtech Corp. (D)(G)	1,299
149	Silicon Image, Inc. (D)	889
33	Sirona Dental Systems, Inc. (D)(G)	888
99	Skyworks Solutions, Inc. (D)(G)	863
35	Sohu.com, Inc. (D)	2,403
32	SPSS, Inc. (D)(G)	1,360
88	Teledyne Technologies, Inc. (D)(G)	5,152
46	Time Warner Telecom, Inc. Class A (D)(G)	900
92	TradeStation Group, Inc. (D)(G)	860
144	Trizetto Group, Inc. (D)(G)	3,035
73	United Online, Inc. (G)	783
93	Valueclick, Inc. (D)(G)	1,863
19	Varian, Inc. (D)	986
28	ViaSat, Inc. (D)(G)	624
27	Vocus, Inc. (D)	737

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
58	Websense, Inc. (D)(G)		$1,135
74	Wind River Systems, Inc. (D)(G)		610

			152,372

	Transportation — 3.0%
13	Air Methods Corp. (D)(G)		518
84	Con-way, Inc. (G)		3,900
87	J.B. Hunt Transport Services, Inc. (G)		2,969
90	Kansas City Southern (D)(G)		4,076
91	Landstar System, Inc. (G)		4,745
38	Polaris Industries, Inc. (G)		1,757
107	UTI Worldwide, Inc. (G)		2,341

			20,306

	Utilities — 0.2%
28	ITC Holdings Corp. (G)		1,585

	Total common stock (cost $617,011)		$637,308

EXCHANGE TRADED FUNDS — 1.6%
	Other Investment Pools and Funds — 1.6%
147	iShares Russell 2000 Growth Index Fund (G)		$11,251

	Total exchange traded funds (cost $11,466)		$11,251

	Total long-term investments (cost $628,477)		$648,559

Principal
Amount

SHORT-TERM INVESTMENTS — 47.0%
	Repurchase Agreements — 4.1%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $6,522, collateralized by FHLMC 5.00%, 2035, value of $6,652)
$6,522	1.98% dated 04/30/2008		$6,522
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,011, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $3,106)
3,011	1.90% dated 04/30/2008		3,011
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,198, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $3,262)
3,198	2.00% dated 04/30/2008		3,198
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $6, collateralized by U. S. Treasury Note 3.63%, 2009, value of $7)
6	1.90% dated 04/30/2008		6
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,976, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $4,055)
3,976	2.00% dated 04/30/2008		3,976
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,832, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $3,908)
3,831	1.96% dated 04/30/2008		3,831
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $3,011, collateralized by U. S. Treasury Note 4.50%, 2011, value of $3,083)
3,011	1.90% dated 04/30/2008		3,011

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $4,370, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $4,476)

4,370	1.90% dated 04/30/2008		4,370

			27,925

Shares

	Securities Purchased with Proceeds from Security Lending — 42.6%
	Cash Collateral Reinvestment Fund:
195,320	Goldman Sachs FS Prime Obligation/Institutional Fund		195,320
95,456	Mellon GSL DBT II Collateral Fund (H)		95,456

			290,776

Principal
Amount

	U.S. Treasury Bills — 0.3%
$1,750	1.40%, 06/12/2008 (M)(S)		1,748

	Total short-term investments (cost $320,448)		$320,449

	Total investments (cost $948,925) (C)	142.0%	$969,008
	Other assets and liabilities	(42.0)%	(286,552)

	Total net assets	100.0%	$682,456

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.53% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

The Hartford Small Company Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $951,593 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$56,805
Unrealized Depreciation	(39,390)

Net Unrealized Appreciation	$17,415

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2007 – 04/2008	95,456	Mellon GSL DBT II Collateral Fund	$95,456

The aggregate value of these securities at April 30, 2008 was $95,456 which represents 13.99% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	160	Long	Jun 2008	$172

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$368	$364	05/02/08	$4
British Pound (Buy)	296	295	05/06/08	1
Hong Kong Dollar (Buy)	170	170	05/02/08	—
Swiss Franc (Buy)	138	138	05/05/08	—

				$5

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.9%
	Basic Materials — 6.8%
38	Alpha Natural Resources, Inc. (D)(G)	$1,858
6	Cabot Microelectronics Corp. (D)(G)	201
23	Century Aluminum Co. (D)(G)	1,589
51	Ceradyne, Inc. (D)(G)	2,001
22	CF Industries Holdings, Inc.	2,854
22	Cleveland-Cliffs, Inc.	3,529
23	Drew Industries (D)	568
4	Dynamic Materials Corp.	180
4	Greif, Inc.	229
11	Hercules, Inc.	211
14	L.B. Foster Co. Class A (D)	453
23	Massey Energy Co.	1,224
3	Matthews International Corp. Class A	168
12	Sturm Ruger & Co., Inc. (D)	92
67	Sun Hydraulics Corp. (G)	2,021
19	Tempur-Pedic International, Inc. (G)	212
68	Terra Industries, Inc. (D)(G)	2,589
7	Tupperware Brands Corp.	282
2	Valmont Industries, Inc.	167
33	W.R. Grace & Co. (D)(G)	824

		21,252

	Capital Goods — 6.3%
8	Bally Technologies, Inc. (D)(G)	262
3	Blue Nile, Inc. (D)(G)	169
13	Bucyrus International, Inc. (G)	1,732
24	Columbus McKinnon Corp. (D)	669
8	Daktronics, Inc. (G)	113
5	Dril-Quip, Inc. (D)	292
11	Flotek Industries, Inc. (D)(G)	199
39	Graco, Inc. (G)	1,619
11	Gulf Island Fabrication (G)	439
3	Heico Corp.	175
11	Hexcel Corp. (D)(G)	250
4	II-VI, Inc. (D)	141
60	Intevac, Inc. (D)	794
80	Jakks Pacific, Inc. (D)(G)	1,875
30	Lennox International, Inc. (G)	1,004
13	Lufkin Industries, Inc.	1,003
48	MKS Instruments, Inc. (D)	1,088
3	NATCO Group, Inc. (D)	159
3	Nordson Corp.	168
6	Orbital Sciences Corp. (D)	170
56	Robbins & Myers, Inc. (G)	2,240
73	Steelcase, Inc. (G)	812
3	T-3 Energy Services, Inc. (D)	171
8	Tessera Technologies, Inc. (D)(G)	170
6	TransDigm Group, Inc. (D)	229
89	Varian Semiconductor Equipment Associates, Inc. (D)(G)	3,260
7	WMS Industries, Inc. (D)	242
8	Woodward Governor Co. (G)	296

		19,741

	Consumer Cyclical — 11.3%
10	1-800-Flowers.com, Inc. (D)	90
94	Aeropostale, Inc. (D)(G)	2,987
59	Applied Industrial Technologies, Inc.	1,416
47	BJ’s Wholesale Club, Inc. (D)(G)	1,807
49	Brown Shoe Co., Inc. (G)	819
5	The Buckle, Inc. (G)	225
6	Cash America International, Inc.	261
24	CEC Entertainment, Inc. (D)	896
21	Cental Euro Distribution Corp. (D)(G)	1,235
29	Charlotte Russe Holding, Inc. (D)(G)	456
5	Chemed Corp. (G)	171
3	Chipotle Mexican Grill, Inc. (D)(G)	228
18	Christopher & Banks Corp.	210
13	Deckers Outdoor Corp. (D)(G)	1,802
16	Dollar Tree, Inc. (D)	502
26	Global Sources Ltd. (D)(G)	354
5	Great Atlantic & Pacific Tea Co., Inc. (D)(G)	148
11	Herman Miller, Inc. (G)	246
39	Hill-Rom Holdings, Inc.	967
171	Hot Topic, Inc. (D)	908
6	Integrated Electrical Services, Inc. (D)(G)	108
72	J. Crew Group, Inc. (D)(G)	3,418
8	Lear Corp. (D)(G)	226
10	LKQ Corp. (D)	210
29	Maidenform Brands, Inc. (D)	434
30	Men’s Wearhouse, Inc. (G)	802
17	Nash Finch Co. (G)	633
4	Nuco2, Inc. (D)(G)	110
34	Owens & Minor, Inc.	1,537
56	P. F. Chang’s China Bistro, Inc. (D)(G)	1,722
22	Panera Bread Co. Class A (D)(G)	1,129
22	Perini Corp. (D)(G)	783
10	PSS World Medical, Inc. (D)(G)	170
54	Red Robin Gourmet Burgers, Inc. (D)(G)	2,219
29	Sigma Designs, Inc. (D)(G)	511
65	Skechers U.S.A., Inc. Class A (D)	1,529
7	Sotheby’s Holdings (G)	197
250	Source Information Management Co. (D)(G)	352
30	Spartan Stores, Inc. (G)	631
32	Tenneco Automotive, Inc. (D)(G)	806
4	United Stationers, Inc. (D)	188
8	VistaPrint Ltd. (D)(G)	281
22	Walter Industries (G)	1,484
6	Warnaco Group, Inc. (D)	299

		35,507

	Consumer Staples — 0.8%
5	Cal-Maine Foods, Inc. (G)	143
5	Chattem, Inc. (D)(G)	315
44	Darling International, Inc. (D)	670
8	Flowers Foods, Inc.	207
5	Lancaster Colony Corp.	173
2	Ralcorp Holdings, Inc. (D)	124
84	Sally Beauty Co., Inc. (D)(G)	509
15	Vector Group Ltd. (G)	254

		2,395

	Energy — 7.3%
5	Arena Resources, Inc. (D)	238
5	Atwood Oceanics, Inc. (D)(G)	545
3	Bill Barrett Corp. (D)	166
29	Cabot Oil & Gas Corp.	1,629
22	Cal Dive International, Inc. (D)	264
96	Complete Production Services, Inc. (D)(G)	2,586
24	Comstock Resources, Inc. (D)	1,086
7	Concho Resources, Inc. (D)	190

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
4	Contango Oil & Gas Co. (D)	$276
17	Dawson Geophysical Co. (D)(G)	1,221
87	Delek U.S. Holdings, Inc. (G)	955
8	Delta Petroleum Corp. (D)(G)	188
83	Frontier Oil Corp.	2,070
7	Goodrich Petroleum Corp. (D)(G)	243
37	Grey Wolf, Inc. (D)(G)	235
100	Headwaters, Inc. (D)(G)	1,144
9	Hercules Offshore, Inc. (D)(G)	224
9	Mariner Energy, Inc. (D)(G)	237
3	Penn Virginia Corp.	161
16	Petrohawk Energy Corp. (D)	383
14	PetroQuest Energy, Inc. (D)(G)	282
93	Pioneer Drilling Co. (D)(G)	1,520
50	St. Mary Land & Exploration Co. (G)	2,164
25	Swift Energy Co. (D)	1,293
49	Trico Marine Services, Inc. (D)(G)	1,854
94	Union Drilling, Inc. (D)(G)	1,595
4	W-H Energy Services (D)	302

		23,051

	Finance — 8.0%
41	Advanta Corp. Class B (G)	357
2	Alexander’s, Inc. (D)	748
2	Alexandria Real Estate Equities, Inc. (G)	210
25	Allied World Assurance Holdings Ltd.	1,035
128	Amerisafe, Inc. (D)	1,824
73	Anworth Mortgage Asset Corp.	486
11	Arch Capital Group Ltd. (D)	791
68	Aspen Insurance Holdings Ltd.	1,773
39	Assured Guaranty Ltd.	984
19	Centene Corp. (D)	349
4	Digital Realty Trust, Inc. (G)	167
37	Dollar Financial Corp. (D)(G)	794
12	eHealth, Inc. (D)	318
3	Equity Lifestyle Properties, Inc.	153
16	FCStone Group, Inc. (D)	679
12	First Community Bancorp, Inc. (G)	262
52	GFI Group, Inc. (G)	608
6	Greenhill & Co., Inc. (G)	376
12	Grubb & Ellis Co.	71
7	Heartland Payment Systems, Inc. (G)	158
3	Home Properties of New York, Inc.	150
16	Interactive Brokers Group (D)	516
16	Knight Capital Group, Inc. (D)(G)	294
6	Mercadolibre, Inc. (D)	283
120	MFA Mortgage Investments, Inc. (G)	837
15	Morningstar, Inc. (D)(G)	842
8	Nationwide Health Properties, Inc. (G)	287
53	Net 1 UEPS Technologies, Inc. (D)	1,237
13	optionsXpress Holdings, Inc. (G)	279
13	Signature Bank (D)(G)	336
10	Solera Holdings, Inc. (D)	258
48	Strategic Hotels & Resorts, Inc.	685
158	Sunstone Hotel Investors, Inc. (G)	2,944
49	Universal American Financial Corp. (D)	525
19	Validus Holdings Ltd.	441
84	Waddell and Reed Financial, Inc. Class A (G)	2,846
6	Washington Real Estate Investment Trust (G)	213
4	World Acceptance Corp. (D)	146

		25,262

	Health Care — 17.9%
110	Acadia Pharmaceuticals, Inc. (D)(G)	880
20	Accuray, Inc. (D)(G)	154
10	Acorda Therapeutics, Inc. (D)	203
9	Albany Molecular Research, Inc. (D)	106
3	Alexion Pharmaceuticals, Inc. (D)(G)	232
250	Alkermes, Inc. (D)(G)	3,108
17	Alliance Imaging, Inc. (D)	142
7	Alnylam Pharmaceuticals, Inc. (D)(G)	186
4	Amedisys, Inc. (D)	187
110	American Oriental Bioengineering, Inc. (D)(G)	1,056
145	Applera Corp. — Celera Group (D)(G)	1,935
14	Apria Healthcare Group, Inc. (D)	248
207	Arena Pharmaceuticals, Inc. (D)(G)	1,155
8	ArthroCare Corp. (D)(G)	343
13	Biomarin Pharmaceutical, Inc. (D)(G)	467
37	CONMED Corp. (D)(G)	942
12	Cubist Pharmaceuticals, Inc. (D)(G)	239
294	CV Therapeutics, Inc. (D)(G)	2,690
193	Cytokinetics, Inc. (D)(G)	666
17	Enzon, Inc. (D)(G)	152
112	Exelixis, Inc. (D)(G)	854
6	Healthways, Inc. (D)(G)	213
170	Human Genome Sciences, Inc. (D)	1,116
4	Illumina, Inc. (D)(G)	288
10	Immucor, Inc. (D)	268
152	Incyte Corp. (D)	1,657
5	Integra LifeSciences Holdings Corp. (D)(G)	229
175	Invacare Corp. (G)	3,162
13	Isis Pharmaceuticals, Inc. (D)(G)	153
32	Kendle International, Inc. (D)(G)	1,359
10	KV Pharmaceutical Co. (D)(G)	247
5	Lifecell Corp. (D)(G)	269
117	LifePoint Hospitals, Inc. (D)(G)	3,524
61	Longs Drug Stores Corp. (G)	2,409
6	Magellan Health Services, Inc. (D)	222
52	Mannatech, Inc. (G)	342
11	Medicines Co. (D)(G)	207
13	Medicis Pharmaceutical Corp. Class A (G)	277
8	Meridian Bioscience, Inc. (G)	222
3	Myriad Genetics, Inc. (D)	143
330	NPS Pharmaceuticals, Inc. (D)(G)	1,243
67	Obagi Medical Products, Inc. (D)(G)	539
7	OSI Pharmaceuticals, Inc. (D)(G)	232
11	Par Pharmaceutical Cos., Inc. (D)	189
9	PAREXEL International Corp. (D)	220
134	Perrigo Co. (G)	5,468
8	PharmaNet Development Group, Inc. (D)	179
32	Progenics Pharmaceuticals, Inc. (D)(G)	424
4	Psychiatric Solutions, Inc. (D)(G)	149
12	Quidel Corp. (D)	189
146	Regeneron Pharmaceuticals, Inc. (D)(G)	2,870
134	Rigel Pharmaceuticals, Inc. (D)(G)	3,022
148	Salix Pharmaceuticals Ltd. (D)(G)	1,043
10	Sciele Pharma, Inc. (D)(G)	193
11	STERIS Corp.	308
20	SurModics, Inc. (D)(G)	885

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care — (continued)
66	Symmetry Medical, Inc. (D)(G)	$929
4	United Therapeutics Corp. (D)(G)	344
8	Usana Health Sciences, Inc. (D)(G)	152
16	Valeant Pharmaceuticals International (D)(G)	214
15	Vermillion, Inc. (D)(G)	16
52	Vertex Pharmaceuticals, Inc. (D)(G)	1,335
32	ViroPharma, Inc. (D)(G)	297
52	Xenoport, Inc. (D)	2,209
127	Zymogenetics, Inc. (D)(G)	1,126

		56,027

	Services — 13.1%
7	Administaff, Inc.	182
3	Advisory Board Co. (D)	158
4	American Public Education, Inc. (D)	145
12	Atheros Communications, Inc. (D)(G)	312
4	Bankrate, Inc. (D)(G)	216
4	Capella Education Co. (D)	259
7	CDI Corp.	193
16	Central European Media Enterprises Ltd. (D)	1,686
3	Clean Harbors, Inc. (D)	175
30	Comsys IT Partners, Inc. (D)(G)	243
17	Consolidated Graphics, Inc. (D)	1,006
5	Corvel (D)	156
27	CPI Corp. (G)	513
57	DeVry, Inc.	3,223
10	Digital River, Inc. (D)	318
14	Epicor Software Corp. (D)(G)	113
23	Factset Research Systems, Inc. (G)	1,351
24	Foundry Networks, Inc. (D)(G)	305
6	FTI Consulting, Inc. (D)	395
7	Gartner, Inc. Class A (D)	157
7	Healthcare Services Group, Inc. (G)	111
73	Healthspring, Inc. (D)	1,231
77	Hub Group, Inc. (D)(G)	2,529
4	Huron Consulting Group, Inc. (D)	175
58	ICF International, Inc. (D)	1,031
54	ITT Educational Services, Inc. (D)(G)	4,120
16	Jack Henry & Associates, Inc.	433
39	JDA Software Group, Inc. (D)	744
32	Mantech International Corp. Class A (D)	1,543
13	MAXIMUS, Inc. (G)	504
90	Mentor Graphics Corp. (D)(G)	901
12	Micros Systems (D)(G)	438
5	Monarch Casino & Resort, Inc. (D)(G)	66
11	Parametric Technology Corp. (D)	199
31	Plexus Corp. (D)(G)	737
67	Premier Exhibitions, Inc. (D)(G)	390
14	Premiere Global Services, Inc. (D)	210
11	Pre-Paid Legal Services, Inc. (D)	464
34	Priceline.com, Inc. (D)(G)	4,389
15	Quest Software, Inc. (D)	206
36	Radiant Systems, Inc. (D)	486
42	Resources Connection, Inc. (G)	851
169	Sapient Corp. (D)(G)	1,203
39	Secure Computing Corp. (D)(G)	258
58	Soapstone Networks, Inc.	405
2	Strayer Education, Inc. (G)	395
8	Taleo Corp. Class A (D)	150
11	Tyler Corp. (D)	161
41	Valassis Communications, Inc. (D)	578
21	ValueVision International, Inc. Class A (D)	119
5	Waste Connections, Inc. (D)	167
79	Watson Wyatt Worldwide, Inc.	4,637
4	Wright Express Corp. (D)(G)	144

		41,081

	Technology — 24.3%
23	A.O. Smith Corp. (G)	712
7	ACI Worldwide, Inc. (D)(G)	153
45	Actuant Corp. Class A	1,539
26	Actuate Corp. (D)	106
91	Acuity Brands, Inc. (G)	4,363
33	ADC Telecommunications, Inc. (D)(G)	457
84	Advanced Energy Industries, Inc. (D)(G)	1,172
9	Advent Software, Inc. (D)(G)	362
10	American Medical Systems Holdings (D)(G)	136
28	Amkor Technology, Inc. (D)	268
8	Ansoft Corp. (D)	277
86	Ansys, Inc. (D)	3,445
191	Arris Group, Inc. (D)(G)	1,545
258	Art Technology Group, Inc. (D)	920
26	Atlantic Tele-Network, Inc.	822
6	ATMI, Inc. (D)	171
56	Avocent Corp. (D)	1,094
31	Belden, Inc. (G)	1,036
81	Benchmark Electronics, Inc. (D)	1,436
10	Blackbaud, Inc. (G)	239
6	Blackboard, Inc. (D)(G)	211
58	Blue Coat Systems, Inc. (D)(G)	1,222
94	Brocade Communications Systems, Inc. (D)	674
106	Bruker Corp. (D)	1,283
104	Centennial Cellular Corp. Class A (D)(G)	628
27	Chordiant Software, Inc. (D)	124
20	CNET Networks, Inc. (D)	157
7	Cognex Corp.	165
58	CommScope, Inc. (D)(G)	2,767
7	Concur Technologies, Inc. (D)(G)	232
3	CoStar Group, Inc. (D)(G)	158
89	CSG Systems International, Inc. (D)(G)	1,077
18	Cubic Corp.	496
19	CyberSource Corp. (D)	346
10	Dice Holdings, Inc. (D)	70
8	Diodes, Inc. (D)	223
4	Dionex Corp. (D)	293
27	DivX, Inc. (D)	200
18	EMS Technologies, Inc. (D)	473
267	Emulex Corp. (D)(G)	3,500
20	Esterline Technologies Corp. (D)	1,085
16	Evergreen Solar, Inc. (D)(G)	139
13	FalconStor Software, Inc. (D)(G)	109
16	FLIR Systems, Inc. (D)	539
39	Fossil, Inc. (D)	1,402
23	GeoEye, Inc. (D)	535
6	HMS Holdings Corp. (D)	162
24	Hologic, Inc. (D)	696
5	IHS, Inc. (D)	319
18	Informatica Corp. (D)	283
51	Integrated Device Technology, Inc. (D)	541
9	Interactive Data Corp.	231
10	Interdigital, Inc. (D)(G)	194

The accompanying notes are an integral part of these financial statements.

The Hartford SmallCap Growth Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Technology — (continued)
13	ION Geophysical Corp. (D)	$200
2	Itron, Inc. (D)(G)	216
74	j2 Global Communications, Inc. (D)(G)	1,568
69	Magma Design Automation, Inc. (D)(G)	647
9	Microsemi Corp. (D)(G)	230
10	MicroStrategy, Inc. (D)(G)	830
12	Middleby Corp. (D)(G)	728
62	Netflix, Inc. (D)(G)	1,984
7	Netlogic Microsystems, Inc. (D)(G)	239
20	Neustar, Inc. (D)(G)	545
57	NTELOS Holdings Corp.	1,475
24	Nuance Communications, Inc. (D)(G)	482
36	Omniture, Inc. (D)(G)	819
39	ON Semiconductor Corp. (D)(G)	295
60	Orbitz Worldwide, Inc. (D)(G)	475
84	PeopleSupport, Inc. (D)	832
13	Phase Forward, Inc. (D)	245
29	Phoenix Technologies Ltd. (D)	344
51	PMC — Sierra, Inc. (D)	400
9	Polycom, Inc. (D)(G)	207
5	Progress Software Corp. (D)	158
15	RightNow Technologies, Inc. (D)(G)	175
18	Rofin-Sinar Technologies, Inc. (D)	674
17	Semtech Corp. (D)(G)	276
32	Silicon Image, Inc. (D)	189
7	Sirona Dental Systems, Inc. (D)(G)	189
351	Skyworks Solutions, Inc. (D)(G)	3,048
86	Smart Modular Technologies, Inc. (D)	516
36	Sohu.com, Inc. (D)	2,485
40	SPSS, Inc. (D)(G)	1,697
52	Sybase, Inc. (D)(G)	1,536
63	Technitrol, Inc.	1,321
31	Teledyne Technologies, Inc. (D)	1,856
25	THQ, Inc. (D)(G)	536
9	Time Warner Telecom, Inc. Class A (D)(G)	178
16	TradeStation Group, Inc. (D)	152
8	Triumph Group, Inc.	465
88	Trizetto Group, Inc. (D)(G)	1,846
123	Ultra Clean Holdings, Inc. (D)	1,316
128	United Online, Inc. (G)	1,362
20	Valueclick, Inc. (D)	401
4	Varian, Inc. (D)	224
7	ViaSat, Inc. (D)	156
64	Virgin Mobile USA, Inc. (D)(G)	267
130	Vishay Intertechnology, Inc. (D)	1,228
6	Vocus, Inc. (D)	159
13	Websense, Inc. (D)	248
18	Wind River Systems, Inc. (D)	149

		76,355

	Transportation — 3.0%
31	Air Methods Corp. (D)(G)	1,250
21	Freighter America, Inc. (G)	787
71	Knight Transportation, Inc. (G)	1,199
61	Landstar System, Inc.	3,149
8	Overseas Shipholding Group, Inc. (G)	595
8	Polaris Industries, Inc. (G)	350
28	SkyWest, Inc.	531
78	Werner Enterprises, Inc. (G)	1,525

		9,386

	Utilities — 0.1%
6	ITC Holdings Corp. (G)	322

	Total common stock (cost $312,267)	$310,379

Principal
Amount

SHORT-TERM INVESTMENTS — 42.9%
	Repurchase Agreements — 1.4%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,168, collateralized by FHLMC 5.00%, 2035, value of $1,191)
$1,168	1.98% dated 04/30/2008	$1,168
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $308, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $318)
308	1.90% dated 04/30/2008	308
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $573, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $584)
573	2.00% dated 04/30/2008	573
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1, collateralized by U. S. Treasury Note 3.63%, 2009, value of $1)
1	1.90% dated 04/30/2008	1
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $712, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $726)
712	2.00% dated 04/30/2008	712
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $686, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $700)
686	1.96% dated 04/30/2008	686
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $308, collateralized by U. S. Treasury Note 4.50%, 2011, value of $316)
308	1.90% dated 04/30/2008	308

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $448, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $458)

448	1.90% dated 04/30/2008	448

		4,204

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
			Market
Shares			Value (W)

	Securities Purchased with Proceeds from Security Lending — 41.4%
	Cash Collateral Reinvestment Fund:
68,241	Goldman Sachs FS Prime Obligation/Institutional Fund		$68,241
61,738	Mellon GSL DBT II Collateral Fund (H)		61,738

			129,979

Principal
Amount

	U.S. Treasury Bills — 0.1%
$375	1.43%, 06/12/2008 (M)(S)		$374

	Total short-term investments (cost $134,557)		$134,557

	Total investments (cost $446,824) (C)	141.8%	$444,936
	Other assets and liabilities	(41.8)%	(131,201)

	Total net assets	100.0%	$313,735

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.13% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $453,991 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,082
Unrealized Depreciation	(40,137)

Net Unrealized Depreciation	$(9,055)

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. Notwithstanding the foregoing, although the Mellon GLS DBT II Collateral Fund has been deemed illiquid for purposes of this report, the Mellon GLS DBT II Collateral Fund has redeemed shares daily in respect of recalled loaned securities.

Period
Acquired	Shares/Par	Security	Cost Basis
12/2007 – 04/2008	61,738	Mellon GSL DBT II Collateral Fund	$61,738

The aggregate value of these securities at April 30, 2008 was $61,738 which represents 19.68% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell Mini Futures	18	Long	Jun 2008	$39

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Stock Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.9%
	Basic Materials — 5.3%
32	Agrium, Inc.	$2,516
273	Alcoa, Inc.	9,481
89	ArcelorMittal	7,938
192	Cameco Corp.	6,701
72	Consol Energy, Inc.	5,845
74	Freeport-McMoRan Copper & Gold, Inc.	8,429
26	United States Steel Corp.	4,003

		44,913

	Consumer Cyclical — 7.3%
2,495	Buck Holdings L.P. (A)(D)(H)	2,245
743	Ford Motor Co. (D)(G)	6,138
142	Honda Motor Co., Ltd.	4,516
338	Kohl’s Corp. (D)	16,506
416	Lowe’s Co., Inc.	10,467
226	Safeway, Inc.	7,129
184	Supervalu, Inc.	6,100
149	Wal-Mart Stores, Inc.	8,616

		61,717

	Consumer Staples — 3.5%
40	Bunge Ltd. Finance Corp.	4,563
1	Japan Tobacco, Inc.	5,140
146	PepsiCo, Inc.	10,005
146	Procter & Gamble Co.	9,756

		29,464

	Energy — 9.7%
180	Chesapeake Energy Corp.	9,306
101	EnCana Corp.	8,129
196	Exxon Mobil Corp.	18,270
209	Halliburton Co.	9,594
110	Hess Corp.	11,682
252	OAO Gazprom Class S ADR	13,388
117	Schlumberger Ltd.	11,734

		82,103

	Finance — 21.8%
178	American International Group, Inc.	8,245
574	Bank of America Corp.	21,541
289	Capital One Financial Corp. (G)	15,312
379	Citigroup, Inc.	9,577
544	Discover Financial Services, Inc.	9,903
217	Federal Home Loan Mortgage Corp.	5,408
311	Federal National Mortgage Association	8,798
90	Goldman Sachs Group, Inc.	17,204
108	ING Groep N.V. ADR	4,084
552	Invesco Ltd. (G)	14,147
64	Julius Baer Holding Ltd.	4,701
143	Morgan Stanley	6,935
159	National City Corp. (G)	1,002
636	Sovereign Bancorp, Inc. (G)	4,750
91	State Street Corp.	6,572
263	UBS AG Rights (D)(H)	445
263	UBS AG (D)	8,846
356	UnitedHealth Group, Inc.	11,626
208	Wachovia Corp.	6,063
633	Washington Mutual, Inc. (G)	7,775
73	Wellpoint, Inc. (D)	3,622
354	Western Union Co.	8,142

		184,698

	Health Care — 14.2%
100	Astellas Pharma, Inc.	4,125
90	AstraZeneca plc	3,768
147	Daiichi Sankyo Co., Ltd.	4,053
113	Eisai Co., Ltd. (G)	3,996
595	Elan Corp. plc ADR (D)	15,645
261	Eli Lilly & Co.	12,555
104	Genentech, Inc. (D)	7,120
237	Medtronic, Inc.	11,527
107	Sanofi-Aventis S.A. ADR	4,109
748	Schering-Plough Corp.	13,761
514	Shionogi & Co., Ltd.	9,927
95	UCB S.A. (G)	4,081
136	Vertex Pharmaceuticals, Inc. (D)(G)	3,466
183	Walgreen Co.	6,378
353	Wyeth	15,693

		120,204

	Services — 11.3%
131	Accenture Ltd. Class A	4,908
63	Autodesk, Inc. (D)	2,375
1,027	Comcast Corp. Class A	21,097
116	FedEx Corp.	11,073
156	Monster Worldwide, Inc. (D)	3,788
928	Time Warner, Inc.	13,784
211	United Parcel Service, Inc. Class B	15,242
177	Viacom, Inc. Class B (D)	6,802
273	Waste Management, Inc.	9,848
653	XM Satellite Radio Holdings, Inc. Class A (D)	7,275

		96,192

	Technology — 24.2%
651	Applied Materials, Inc.	12,138
101	Canon, Inc.	5,063
819	Cisco Systems, Inc. (D)	20,992
195	Electronic Arts, Inc. (D)	10,016
573	Flextronics International Ltd. (D)	5,958
1,174	General Electric Co.	38,383
19	Google, Inc. (D)	10,797
729	Intel Corp.	16,230
140	Lam Research Corp. (D)	5,734
41	Lockheed Martin Corp.	4,305
623	Maxim Integrated Products, Inc.	13,091
252	Metropcs Communications, Inc. (D)(G)	4,947
851	Microsoft Corp.	24,268
478	NetApp, Inc. (D)	11,570
271	Nokia Corp.	8,140
301	Qualcomm, Inc.	12,987

		204,619

	Transportation — 0.6%
612	Delta Air Lines, Inc. (D)(G)	5,208
	Utilities — 1.0%
188	Suntech Power Holdings Co., Ltd. ADR (D)	8,387

	Total common stock (cost $880,195)	$837,505

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

PREFERRED STOCK — 1.0%
	Finance — 1.0%
—	Washington Mutual, Inc. with Warrants (D)(A)(H)		$8,470

	Total Preferred stock (cost $6,700)		$8,470

	Total long-term investments (cost $886,895)		$845,975

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 6.9%
	Repurchase Agreements — 0.3%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $921, collateralized by FHLMC 5.00%, 2035, value of $940)
$921	1.98% dated 04/30/2008		$921
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $452, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $461)
452	2.00% dated 04/30/2008		452
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1, collateralized by U. S. Treasury Note 3.63%, 2009, value of $1)
1	1.90% dated 04/30/2008		1
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $562, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $573)
562	2.00% dated 04/30/2008		562
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $541, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $552)
541	1.96% dated 04/30/2008		541

			2,477

Shares

	Securities Purchased with Proceeds from Security Lending — 6.6%
	Cash Collateral Reinvestment Fund:
55,962	Navigator Prime Portfolio		55,962

	Total short-term investments (cost $58,439)		$58,439

	Total investments (cost $945,334) (C)	106.8%	$904,414
	Other assets and liabilities	(6.8)%	(57,612)

	Total net assets	100.0%	$846,802

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.26% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $956,613 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,831
Unrealized Depreciation	(93,030)

Net Unrealized Depreciation	$(52,199)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $10,715, which represents 1.27% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$2,497
10/2006 – 03/2008	263	UBS AG Rights	—
04/2008	—	Washington Mutual, Inc. with Warrants	6,700

The aggregate value of these securities at April 30, 2008 was $11,160 which represents 1.32% of total net assets.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$52,589	$50,593	06/03/08	$(1,996)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 9.2%
	Finance — 9.2%
	Banc of America Commercial Mortgage, Inc.
$2,000	5.45%, 01/15/2049	$1,943
	Bank of America Credit Card Trust
500	5.17%, 06/15/2019	473
	Bayview Commercial Asset Trust
1,280	7.50%, 09/25/2037 (H)(N)	162
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047 (H)	180
	Bear Stearns Commercial Mortgage Securities, Inc.
600	5.90%, 06/11/2040 (I)(L)	433
	CBA Commercial Small Balance Commercial Mortgage
4,900	7.25%, 07/25/2039 (H)(N)	471
	Citigroup/Deutsche Bank Commercial Mortgage Trust
375	5.32%, 12/11/2049	362
	Cobalt CMBS Commercial Funding Corp.
375	5.25%, 08/15/2048	338
	Commercial Mortgage Pass-Through Certificates
500	5.31%, 12/10/2046	485
600	5.99%, 06/10/2046 (L)	568
	Credit-Based Asset Servicing and Securitization
93	3.17%, 05/25/2036 (H)(L)	73
	CW Capital Cobalt
550	5.48%, 04/15/2047	534
	GMAC Commercial Mortgage Securities, Inc.
930	4.86%, 12/10/2041	911
	GMAC Mortgage Corp. Loan Trust
555	6.05%, 12/25/2037 (L)	329
	Goldman Sachs Mortgage Securities Corp. II
500	5.99%, 08/10/2045 (L)	361
	Greenwich Capital Commercial Funding Corp.
300	3.94%, 11/05/2021 (H)(L)	261
325	4.14%, 11/05/2021 (H)(L)	280
375	5.44%, 03/10/2039 (L)	365
1,000	5.74%, 12/10/2049 (L)	988
	GS Mortgage Securities Corp. II
1,000	5.99%, 08/10/2045 (L)	998
	Honda Automotive Receivables Owner Trust
450	5.28%, 01/23/2012	457
	IMPAC Commercial Mortgage Backed Trust
315	4.39%, 02/25/2036 (L)	177
	JP Morgan Chase Commercial Mortgage Security Corp.
339	4.16%, 01/12/2039 (I)	323
920	5.72%, 02/15/2051	902
1,125	5.75%, 02/12/2049 (L)	1,117
1,090	6.07%, 02/12/2051 (Q)	1,095
105	6.20%, 02/12/2051 (I)(L)	81
500	6.26%, 02/15/2051 (L)	379
	Lehman Brothers Small Balance Commercial
851	5.91%, 06/25/2037 (I)	832
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014	272
	Merrill Lynch Mortgage Trust
600	5.42%, 11/12/2037 (L)	514
	Morgan Stanley Capital I
300	5.69%, 04/15/2049 (L)	295
500	5.88%, 04/15/2049 (L)	461
600	5.91%, 04/15/2049 (I)(L)	433
	Morgan Stanley Dean Witter Capital I
900	5.36%, 03/15/2044	869
	Renaissance Home Equity Loan Trust, Class M5
100	7.00%, 09/25/2037 (H)	24
	Renaissance Home Equity Loan Trust, Class M8
125	7.00%, 09/25/2037 (H)	21
	USAA Automotive Owner Trust
500	4.63%, 05/15/2012	503
	Wachovia Bank Commercial Mortgage Trust
500	5.87%, 07/15/2045 (L)	389
930	5.93%, 06/15/2049 (L)	922
142,974	10.00%, 02/15/2051 (H)(N)	222
	Wells Fargo Alternative Loan Trust
634	6.25%, 11/25/2037	554

	Total asset & commercial mortgage backed securities (cost $22,661)	$21,357

CORPORATE BONDS: INVESTMENT GRADE — 26.3%
	Capital Goods — 0.5%
	Xerox Corp.
$1,135	6.35%, 05/15/2018	$1,141
	Consumer Staples — 0.3%
	Dr. Pepper Snapple Group
730	6.82%, 05/01/2018 (I)	757
	Energy — 1.3%
	Gaz Capital S.A.
800	7.34%, 04/11/2013 (I)	837
	Lukoil International Finance B.V.
1,050	6.66%, 06/07/2022 (K)	930
	TNK-BP Finance S.A.
100	6.63%, 03/20/2017 (K)	91
1,100	7.50%, 03/13/2013 — 07/18/2016 (I)	1,093

		2,951

	Finance — 18.0%
	American Real Estate Partners L.P.
775	7.13%, 02/15/2013	723
	Ameriprise Financial, Inc.
1,225	7.52%, 06/01/2066	1,131
	Bank of America Corp.
1,250	8.00%, 12/29/2049 (L)#	1,272
	Barclays Bank plc
740	7.70%, 10/25/2049 (I)(L)	766
	CIT Group, Inc.
750	6.10%, 03/15/2067 (L)	392
	Citigroup, Inc.
974	8.30%, 12/21/2057 (L)#	994
1,114	8.40%, 12/31/2049 (L)	1,127
	Comerica Capital Trust II
300	6.58%, 02/20/2037 (L)#	205

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		Countrywide Financial Corp.
	$842	6.25%, 05/15/2016	$741
		Countrywide Home Loans, Inc.
	158	4.00%, 03/22/2011	145
	1,685	4.13%, 09/15/2009	1,574
		Fifth Third Bankcorp
	1,400	8.25%, 03/01/2038	1,479
		General Electric Capital Corp.
	2,300	5.88%, 01/14/2038	2,193
		Goldman Sachs Capital Trust II
	1,500	5.79%, 12/29/2049 (L)	1,131
		HSBK Europe B.V.
	100	7.25%, 05/03/2017 (I)	87
	650	7.25%, 05/03/2017 (K)	575
		International Lease Finance Corp.
	1,500	6.38%, 03/25/2013	1,520
		JP Morgan Chase & Co.
	2,993	7.90%, 12/01/2049	3,049
		Kreditanstalt fuer Wiederaufbau
ISK	18,700	11.75%, 08/08/2008	248
		Kreditanstalt fuer Wiederaufbau International Finance
ISK	53,600	10.00%, 10/27/2008	718
		Kuzneski (Bank of Moscow)
	700	7.50%, 11/25/2015 (L)	693
		Lehman Brothers Holdings, Inc.
	1,230	7.00%, 09/27/2027	1,205
		Morgan Stanley
BRL	1,400	10.09%, 05/03/2017 (I)	691
		National City Corp.
	1,470	12.00%, 12/29/2049	1,450
		New South Wales Treasury Corp.
AUD	6,935	7.00%, 12/01/2010	6,535
		Progressive Corp.
	1,000	6.70%, 06/15/2037 (L)	894
		RBS Capital Trust IV
	2,050	3.50%, 09/29/2049 (L)	1,589
		RSHB Capital
	275	6.30%, 05/15/2017 (K)	258
	800	6.97%, 09/21/2016 (L)	776
		SB Capital S.A.
	800	6.48%, 05/15/2013	814
		State Street Capital Trust III
	1,235	8.25%, 12/29/2049 (L)	1,261
		Transcapitalinves Ltd.
	1,000	5.67%, 03/05/2014 (I)#	949
		UBS Preferred Funding Trust I
	500	8.62%, 10/29/2049	503
		Unicredito Italiano Capital Trust
	450	9.20%, 10/29/2049 (I)	459
		Wachovia Capital Trust III
	1,000	5.80%, 08/29/2049	795
		Wachovia Corp.
	1,031	7.98%, 02/28/2049 (L)	1,014
		Washington Mutual, Inc.
	2,000	5.50%, 08/24/2011	1,831

			41,787

		Foreign Governments — 3.1%
		El Salvador (Republic of)
	615	7.65%, 06/15/2035 (K)	658
		New Zealand Government
NZD	3,760	6.00%, 07/15/2008	2,928
		Norwegian Government
NOK	17,995	5.50%, 05/15/2009 #	3,541

			7,127

		Health Care — 0.6%
		CVS Caremark Corp.
	1,500	6.30%, 06/01/2037 (L)	1,283
		Services — 0.7%
		Clear Channel Communications, Inc.
	400	7.65%, 09/15/2010	416
		Waste Management, Inc.
	1,200	6.10%, 03/15/2018	1,203

			1,619

		Technology — 1.3%
		Sprint Capital Corp.
	1,400	7.63%, 01/30/2011	1,326
	370	8.75%, 03/15/2032	327
		Telecom Italia Capital
	1,500	5.25%, 11/15/2013	1,438

			3,091

		Utilities — 0.5%
		AES El Savador Trust
	700	6.75%, 02/01/2016 (H)	649
		Taqa Abu Dhabi National Energy Co.
	500	5.62%, 10/25/2012 (I)	508

			1,157

		Total corporate bonds: investment grade (cost $60,530)	$60,913

CORPORATE BONDS: NON-INVESTMENT GRADE — 31.9%
		Basic Materials — 1.6%
		Berry Plastics Holding Co.
	250	6.68%, 09/15/2014 (L)	$212
		Evraz Group S.A.
	400	8.25%, 11/10/2015 (K)	391
	400	8.88%, 04/24/2013 (I)	405
		Goodyear Tire & Rubber Co.
	570	8.66%, 12/01/2009 (L)	571
		Huntsman International LLC
	100	7.88%, 11/15/2014	105
		MacDermid, Inc.
	350	9.50%, 04/15/2017 (I)#	334
		Momentive Performance
	260	9.75%, 12/01/2014	252
		New Page Corp.
	500	10.00%, 05/01/2012 (I)	534
		RBS Global & Rexnord Corp.
	150	11.75%, 08/01/2016 #	144
		Steel Dynamics, Inc.
	200	7.38%, 11/01/2012 (I)	204
		Vitro S.A.
	745	8.63%, 02/01/2012	693

			3,845

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Capital Goods — 0.1%
		SPX Corp.
	$275	7.63%, 12/15/2014 (I)	$287
		Consumer Cyclical — 4.5%
		American Axle & Manufacturing Holdings, Inc.
	1,160	7.88%, 03/01/2017	1,038
		Aramark Corp.
	940	5.00%, 06/01/2012	846
		AutoNation, Inc.
	370	4.71%, 04/15/2013 (L)	320
		China Properties Group Ltd.
	200	9.13%, 05/04/2014 (H)	140
		D.R. Horton, Inc.
	945	4.88%, 01/15/2010	898
		Desarrolladora Homes S.A.
	700	7.50%, 09/28/2015 (H)	705
		Dollarama Group L.P.
	450	8.88%, 08/15/2012	423
		ESCO Corp.
	300	8.63%, 12/15/2013 (I)	298
		General Motors Corp.
	1,150	7.20%, 01/15/2011	1,018
		Ingles Markets, Inc.
	400	8.88%, 12/01/2011	406
		KB Home & Broad Home Corp.
	450	6.38%, 08/15/2011	427
		Neiman Marcus Group, Inc.
	500	10.38%, 10/15/2015	525
		Parkson Retail Group Ltd.
	700	7.88%, 11/14/2011 (H)	693
		Pulte Homes, Inc.
	600	7.88%, 08/01/2011	585
		Supervalu, Inc.
	700	7.50%, 11/15/2014	725
		TRW Automotive, Inc.
	450	7.25%, 03/15/2017 (I)#	438
		Urbi Desarrollos Urbanos
	890	8.50%, 04/19/2016 (H)	903

			10,388

		Consumer Staples — 0.8%
		Constellation Brands, Inc.
	615	8.38%, 12/15/2014	652
		Dole Food Co., Inc.
	500	8.63%, 05/01/2009	484
		MHP S.A.
	800	10.25%, 11/30/2011 (H)	784

			1,920

		Energy — 2.2%
		Chesapeake Energy Corp.
	775	7.63%, 07/15/2013	812
		Encore Acquisition Co.
	200	7.25%, 12/01/2017	194
		Hilcorp Energy I L.P./Finance Co.
	400	7.75%, 11/01/2015 (I)	394
		Inergy L.P.
	550	8.25%, 03/01/2016 (I)	564
		Key Energy Services, Inc.
	640	8.38%, 12/01/2014 (I)	662
		MEI Euro Finance Ltd.
	612	8.75%, 05/22/2010 (H)	608
		Petrohawk Energy Corp.
	620	9.13%, 07/15/2013	656
		Petroleos de Venezuela S.A.
	1,700	5.25%, 04/12/2017	1,122

			5,012

		Finance — 4.9%
		Alfa Bank
	200	8.20%, 06/25/2012 (I)#	191
		Citigroup (JSC Severstal)
	710	9.25%, 04/19/2014 (K)#	757
		Dow Jones CDX HY
	1,955	7.63%, 06/29/2012 (I)#	1,894
	545	8.75%, 12/29/2012 (I)	532
		Ford Motor Credit Co.
	650	5.46%, 01/13/2012 (L)	547
	750	5.80%, 01/12/2009	733
	600	7.16%, 04/15/2012 (L)	588
		General Motors Acceptance Corp.
	1,050	5.63%, 05/15/2009	987
	1,710	6.88%, 09/15/2011 #	1,425
		Itabo Finance S.A.
	500	10.88%, 10/05/2013 (H)	489
		Kazkommerts International B.V.
	800	8.00%, 11/03/2015 (I)	640
		LPL Holdings, Inc.
	870	10.75%, 12/15/2015 (H)	853
		Northern Rock plc
	205	5.60%, 04/30/2049 (I)	120
		RBS-Zero Hora Editora Journalistica
BRL	700	11.25%, 06/15/2017 (H)	333
		Residential Capital Corp.
	360	8.38%, 06/30/2010 (L)	195
		Rouse Co.
	500	3.63%, 03/15/2009	475
		Russian Standard Bank
	200	8.63%, 05/05/2011 (K)#	184
		Standard Bank (Privatbank)
	200	8.75%, 02/09/2016 (H)	180
		UK SPV Credit Finance (Privatbank)
	200	8.00%, 02/06/2012 (H)	183

			11,306

		Foreign Governments — 0.7%
		Brazil (Republic of)
BRL	1,200	10.00%, 01/01/2017	588
		Sri Lanka (Republic of)
	800	8.25%, 10/24/2012 (H)	732
		Sri Lanka (Republic of) ADR
	400	8.25%, 10/24/2012 (H)	364

			1,684

		Health Care — 2.1%
		HCA, Inc.
	500	7.88%, 02/01/2011	506
	1,650	9.25%, 11/15/2016	1,774
		IASIS Healthcare Capital Corp.
	700	8.75%, 06/15/2014 #	717

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Health Care — (continued)
	Invacare Corp.
$100	9.75%, 02/15/2015 #	$100
	Psychiatric Solutions, Inc.
260	7.75%, 07/15/2015	266
	Reable Therapeutics Finance LLC
245	11.75%, 11/15/2014	226
	Rite Aid Corp.
950	7.50%, 03/01/2017	881
	Warner Chilcott Corp.
300	8.75%, 02/01/2015	305

		4,775

	Services — 4.4%
	Affinion Group, Inc.
500	11.50%, 10/15/2015 #	491
	Allied Waste North America, Inc.
500	5.75%, 02/15/2011	495
500	7.13%, 05/15/2016	504
	AMC Entertainment, Inc.
500	11.00%, 02/01/2016 #	497
	Dex Media West LLC, Inc.
605	9.88%, 08/15/2013 #	570
	Echostar DBS Corp.
150	6.38%, 10/01/2011	149
150	6.63%, 10/01/2014	147
400	7.13%, 02/01/2016	393
	FireKeepers Development Authority
280	13.88%, 05/01/2015 (I)(Q)	284
	Harland Clarke Holdings
455	9.50%, 05/15/2015 #	367
	Harrah’s Operating Co., Inc.
2,345	10.75%, 02/01/2016 — 02/01/2018 (I)	2,006
	Idearc, Inc.
865	8.00%, 11/15/2016 #	562
	MGM Mirage, Inc.
1,175	6.75%, 09/01/2012 — 04/01/2013	1,086
450	7.50%, 06/01/2016 #	407
	Pinnacle Entertainment, Inc.
380	8.75%, 10/01/2013	386
	Sirius Satellite Radio, Inc.
200	9.63%, 08/01/2013 #	168
	SunGard Data Systems, Inc.
1,000	10.25%, 08/15/2015 #	1,062
	TL Acquisitions, Inc.
485	10.50%, 01/15/2015 (I)#	439
	Videotron Ltd.
70	9.13%, 04/15/2018 (I)	75
	XM Satellite Radio, Inc.
200	9.75%, 05/01/2014	193

		10,281

	Technology — 6.0%
	Advanced Micro Devices, Inc.
250	5.75%, 08/15/2012 (X)	182
	Bio-Rad Laboratories, Inc.
300	7.50%, 08/15/2013	301
	Canwest MediaWorks L.P.
535	9.25%, 08/01/2015 (I)	488
	CCH I Holdings LLC
300	9.92%, 04/01/2014	153
	Charter Communications Operating LLC
500	8.00%, 04/30/2012 (I)	482
925	10.88%, 09/15/2014 (I)	978
	Cincinnati Bell, Inc.
105	7.25%, 07/15/2013	106
	CSC Holdings, Inc.
750	7.63%, 04/01/2011	756
610	8.13%, 08/15/2009	622
	Freescale Semiconductor, Inc.
850	9.13%, 12/15/2014	699
	Intelsat Bermuda Ltd.
370	11.25%, 06/15/2016 #	375
	Leap Wireless International, Inc.
145	9.38%, 11/01/2014	142
	Level 3 Financing, Inc.
600	9.25%, 11/01/2014 #	546
	Maxcom Telecomunicaciones
700	11.00%, 12/15/2014	732
	Mediacom LLC
1,000	7.88%, 02/15/2011	945
	MetroPCS Wireless, Inc.
500	9.25%, 11/01/2014	491
	Mobile Telesystems Finance S.A.
770	8.00%, 01/28/2012 (K)	787
	Nortel Networks Ltd.
900	10.75%, 07/15/2016	891
	NXP B.V./NXP Funding LLC
350	5.46%, 10/15/2013 (L)	322
	Qwest Communications International, Inc.
1,000	7.50%, 02/15/2014 #	983
	Sanmina-Sci Corp.
930	5.55%, 06/15/2014 (I)(L)	858
	Spansion LLC
320	6.20%, 06/01/2013 (I)(L)	240
	Vimpelcom
800	8.38%, 04/30/2013 (I)	800
	Windstream Corp.
1,000	8.63%, 08/01/2016	1,048

		13,927

	Transportation — 0.8%
	Bristow Group, Inc.
110	7.50%, 09/15/2017	114
	Continental Airlines, Inc.
424	7.03%, 06/15/2011	388
	Grupo Senda Autotransporte
900	10.50%, 10/03/2015 (H)	846
	Ultrapetrol Bahamas Ltd.
560	9.00%, 11/24/2014 (H)	512

		1,860

	Utilities — 3.8%
	AES China Generating Co.
800	8.25%, 06/26/2010 (H)	747
	AES Corp.
325	8.00%, 10/15/2017 #	339
	Copano Energy LLC
135	8.13%, 03/01/2016	140
	Edison Mission Energy
500	7.20%, 05/15/2019	504
300	7.50%, 06/15/2013	312

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Utilities — (continued)
	Energy Future Holdings
$250	10.88%, 11/01/2017 (I)	$266
	Kinder Morgan, Inc.
550	5.15%, 03/01/2015	509
100	6.50%, 09/01/2012	101
	Majapahit Holdings, Inc.
700	7.25%, 06/28/2017	664
700	7.25%, 06/28/2017 (I)#	660
	Markwest Energy Partners L.P.
500	8.50%, 07/15/2016	518
	Mirant JPSCO Finance Ltd.
600	11.00%, 07/06/2016 (H)	630
	NRG Energy, Inc.
260	7.38%, 01/15/2017	268
	Rede Empresas De Energia
820	11.13%, 04/02/2049 (H)	775
	Reliant Energy, Inc.
525	7.63%, 06/15/2014	546
	Texas Competitive Electric Co.
1,675	10.25%, 11/01/2015 (I)	1,746

		8,725

	Total corporate bonds: non-investment grade (cost $74,686)	$74,010

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 9.9%
	Basic Materials — 2.1%
	Arizona Chemical Co.
$375	4.85%, 02/27/2013 (AA)(Q)	$292
250	8.59%, 02/27/2014 (N)	150
	Boise Paper Holdings LLC
1,000	11.00%, 02/20/2015 (N)	970
	Calumet Lubricants Co. L.P.
115	6.53%, 12/17/2014 (N)	109
883	7.07%, 12/17/2014 (N)	830
	Coffeyville Resources
763	5.45%, 12/21/2013 (N)	718
235	5.95%, 12/21/2010 (AA)	219
	John Maneely Co.
679	6.03%, 12/08/2013 (N)	615
	Newpage Corp.
998	6.31%, 12/21/2014 (N)	990

		4,893

	Capital Goods — 0.4%
	Macandrews Amg Holdings LLC
463	8.65%, 04/17/2012 (N)	389
	Scitor Acquisition Corp.
498	7.12%, 09/26/2014 (H)(N)	480

		869

	Consumer Cyclical — 0.9%
	Brand Energy & Infrastructure Services
495	6.02%, 02/07/2014 (N)	441
	Ford Motor Co.
742	5.80%, 12/15/2013 (N)	682
	Lear Corp.
1,000	5.34%, 04/25/2012 (N)	967

		2,090

	Consumer Staples — 0.2%
	Piere Foods, Inc.
868	6.97%, 06/30/2010 (H)(N)	569
	Finance — 0.9%
	BNY Convergex Group LLC & EZE Castle Software
500	5.70%, 08/30/2013 (N)	469
	Chrysler Financial Services NA
498	6.80%, 08/03/2012 (N)	452
250	9.30%, 08/03/2013 (N)	200
	Crescent Resources LLC
675	5.80%, 09/07/2012 (N)	449
	Realogy Corp.
105	3.10%, 10/05/2013 (N)	90
391	5.72%, 10/05/2014 (N)	334

		1,994

	Health Care — 1.3%
	DJO Finance LLC
998	5.70%, 04/07/2013 (N)	964
	Generics International, Inc.
998	6.20%, 11/19/2014 (H)(N)	942
	Inverness Medical Innovation, Inc.
250	6.92%, 06/26/2015 (N)	225
	Mylan, Inc.
798	6.03%, 12/17/2014 (N)	783

		2,914

	Services — 2.3%
	Centaur LLC
88	4.00%, 10/30/2012 (N)(Q)	72
412	6.70%, 10/30/2012 (N)	348
	Emdeon Business Services LLC
500	7.70%, 05/16/2014 (N)	462
	Golden Nugget, Inc.
250	6.05%, 12/31/2014 (N)	175
	Greenwood Racing, Inc.
1,470	5.12%, 11/14/2011 (H)(AA)(Q)	1,330
	New World Gaming Partners Ltd.
500	8.19%, 03/31/2015 (H)(N)	350
	Philosophy, Inc.
249	4.89%, 03/15/2014 (N)	201
	PITG Gaming Investor Holdings LLC
400	9.80%, 05/26/2008 (N)	389
	Sirius Satellite Radio, Inc.
498	5.13%, 09/01/2012 (N)	458
	Telesat Canada
39	3.67%, 09/01/2014 (N)(Q)	37
459	5.90%, 09/01/2014 (N)	432
	West Corp.
1,000	7.85%, 10/24/2013 (AA)	993
	WideOpenWest Finance LLC
252	9.88%, 07/01/2015 (N)	192

		5,439

	Technology — 0.6%
	Infor Global Solutions, Delayed Draw Term Loan
260	6.45%, 07/28/2012 (N)	213
	Infor Global Solutions, U.S. Term Loan
498	6.45%, 07/28/2012 (N)	408

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Technology — (continued)
	Intelsat Bermuda Ltd.
$400	9.25%, 01/15/2013 (AA)(Q)		$360
	One Communications Corp.
497	6.81%, 06/30/2012 (N)		424

			1,405

	Utilities — 1.2%
	Astoria Generating Co. Acquisitions LLC
500	6.35%, 08/23/2013 (N)		469
	Atlas Pipeline Partners L.P.
1,000	5.62%, 07/27/2014 (N)		979
	Texas Competitive Electric Holdings Co. LLC, Term Loan B2
498	6.58%, 10/24/2014 (N)		477
	Texas Competitive Electric Holdings Co. LLC, Term Loan B3
498	6.58%, 10/31/2014 (N)		476
	TPF Generation Holdings LLC
500	6.95%, 12/21/2014 (N)		446

			2,847

	Total senior floating rate interests: non-investment grade (cost $24,644)		$23,020

U.S. GOVERNMENT AGENCIES — 19.3%
	Federal Home Loan Mortgage Corporation — 3.5%
	Mortgage Backed Securities:
$1,961	6.00%, 2037 #		$1,989
5,880	6.50%, 2037 — 2038		6,096

			8,085

	Federal National Mortgage Association — 13.2%
	Mortgage Backed Securities:
2,998	6.00%, 2037 #		3,037
7,729	6.50%, 2037 — 2038		8,005
9,167	6.50%, 2037 #		9,496
9,671	7.00%, 2037 #		10,179

			30,717

	Other Government Agencies — 2.6%
	Small Business Administration Participation Certificates:
3,000	5.16%, 2028		3,029
3,028	5.31%, 2027		3,055

			6,084

	Total U.S. government agencies (cost $44,586)		$44,886

U.S. GOVERNMENT SECURITIES — 0.3%
	U.S. Treasury Securities — 0.3%
	U.S. Treasury Notes:
$656	3.50%, 2018		$642

	Total U.S. government securities (cost $643)		$642

			Market
Shares			Value (W)

PREFERRED STOCK — 0.5%
	Finance — 0.5%
30	Federal Home Loan Mortgage Corp.		$767
14	Federal National Mortgage Association		349

	Total preferred stock (cost $1,101)		$1,116

	Total long-term investments (cost $228,851)		$225,944

SHORT-TERM INVESTMENTS — 3.4%
	Investment Pools and Funds — 0.0%
20	State Street Bank Money Market Fund		$20

Principal
Amount

	Repurchase Agreements — 3.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,001, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $2,064)
$2,001	1.90% dated 04/30/2008		$2,001
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,001, collateralized by U. S. Treasury Note 4.50%, 2011, value of $2,049)
2,001	1.90% dated 04/30/2008		2,001

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,904, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $2,975)

2,904	1.90% dated 04/30/2008		2,904

			6,906

	U.S. Treasury Bills — 0.4%
1,005	1.43%, 06/12/2008 (M)(S)		1,004

	Total short-term investments (cost $7,930)		$7,930

	Total investments (cost $236,781) (C)	100.8%	$233,874
	Other assets and liabilities	(0.8)%	(1,874)

	Total net assets	100.0%	$232,000

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.03% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

The Hartford Strategic Income Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $236,803 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,887
Unrealized Depreciation	(5,816)

Net Unrealized Depreciation	$(2,929)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $25,068, which represents 10.81% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $4,631 or 2.00% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of April 30, 2008.

(N)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $3,454.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
BRL	— Brazilian Real
ISK	— Iceland Krona
NOK	— Norwegian Krone
NZD	— New Zealand Dollar

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	800	AES China Generating Co., 8.25%, 06/26/2010	$745
04/2008	700	AES El Savador Trust, 6.75%, 02/01/2016 - Reg D	648
08/2007	1,280	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	178
07/2007	250	Bayview Financial Acquisition Trust, 8.05%, 08/28/2047	250
05/2007	4,900	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	431
05/2007 – 10/2007	200	China Properties Group Ltd., 9.13%, 05/04/2014 - 144A	192
07/2007	93	Credit-Based Asset Servicing and Securitization, 3.17%, 05/25/2036 - 144A	91
01/2008	700	Desarrolladora Homes S.A., 7.50%, 09/28/2015	702
11/2007	998	Generics International, Inc., 6.20%, 11/19/2014	988
05/2007	300	Greenwich Capital Commercial Funding Corp., 3.94%, 11/05/2021 - 144A	291
05/2007	325	Greenwich Capital Commercial Funding Corp., 4.14%, 11/05/2021 - 144A	315
04/2008	1,470	Greenwood Racing, Inc., 5.12%, 11/14/2011	1,336
10/2007 – 01/2008	900	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	897
05/2007 – 11/2007	500	Itabo Finance S.A., 10.88%, 10/05/2013 - 144A	515
09/2007 – 04/2008	870	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	869
05/2007 – 10/2007	612	MEI Euro Finance Ltd., 8.75%, 05/22/2010 - Reg D	621
05/2007	100	MHP S.A., 10.25%, 11/30/2011 - 144A	105
06/2007 – 03/2008	700	MHP S.A., 10.25%, 11/30/2011 - Reg D	694
05/2007 – 02/2008	600	Mirant JPSCO Finance Ltd., 11.00%, 07/06/2016 - 144A	649
07/2007	500	New World Gaming Partners Ltd., 8.19%, 03/31/2015	500
08/2007 – 12/2007	700	Parkson Retail Group Ltd., 7.88%, 11/14/2011	704
11/2007	868	Piere Foods, Inc., 6.97%, 06/30/2010	856
10/2007	700	RBS-Zero Hora Editora Journalistica, 11.25, 06/15/2017 - Reg D	363
05/2007 – 04/2008	820	Rede Empresas De Energia, 11.13%, 04/02/2049 - 144A	814
08/2007	100	Renaissance Home Equity Loan Trust, Class M5, 7.00%, 09/25/2037	77

The accompanying notes are an integral part of these financial statements.

Period
Acquired	Shares/Par	Security	Cost Basis
08/2007	125	Renaissance Home Equity Loan Trust, Class M8, 7.00%, 09/25/2037	$72
09/2007	498	Scitor Acquisition Corp., 7.12%, 09/26/2014	493
01/2008 – 04/2008	800	Sri Lanka (Republic of), 8.25%, 10/24/2012 - Reg D	741
10/2007	400	Sri Lanka (Republic of) ADR, 8.25%, 10/24/2012 - 144A	401
05/2007	200	Standard Bank (Privatbank), 8.75%, 02/09/2016	201
10/2007	200	UK SPV Credit Finance (Privatbank), 8.00%, 02/06/2012 - Reg D	188
02/2008	560	Ultrapetrol Bahamas Ltd., 9.00%, 11/24/2014	516
10/2007 – 01/2008	890	Urbi Desarrollos Urbanos, 8.50%, 04/19/2016 - Reg D	900
08/2007	142,974	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	231

The aggregate value of these securities at April 30, 2008 was $16,491 which represents 7.11% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	10	Long	Jun 2008	$(2)
5 Year U.S. Treasury Note	710	Long	Jun 2008	(515)
10 Year U.S. Treasury Note	40	Short	Jun 2008	(2)
U.S. Long Bond	27	Long	Jun 2008	(25)

				$(544)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2010 Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 96.9%
EQUITY FUNDS — 54.9%
46	The Hartford Capital Appreciation Fund, Class Y		$1,944
20	The Hartford Capital Appreciation II Fund, Class Y		271
26	The Hartford Dividend and Growth Fund, Class Y		539
37	The Hartford Equity Income Fund, Class Y		509
21	The Hartford Global Growth Fund, Class Y		421
22	The Hartford Growth Fund, Class Y		393
11	The Hartford Growth Opportunities Fund, Class Y		334
61	The Hartford International Opportunities Fund, Class Y		1,067
57	The Hartford International Small Company Fund, Class Y		798
44	The Hartford Select SmallCap Value Fund, Class Y		402
20	The Hartford Small Company Fund, Class Y		399
132	The Hartford Value Fund, Class Y		1,640

	Total equity funds (cost $8,543)		$8,717

FIXED INCOME FUNDS — 42.0%
75	The Hartford Floating Rate Fund, Class Y		$687
191	The Hartford Income Fund, Class Y		1,883
122	The Hartford Inflation Plus Fund, Class Y		1,368
75	The Hartford Short Duration Fund, Class Y		712
71	The Hartford Strategic Income Fund, Class Y		672
127	The Hartford Total Return Bond Fund, Class Y		1,339

	Total fixed income funds (cost $6,705)		$6,661

	Total investments in affiliated investment companies (cost $15,248)		$15,378

EXCHANGE TRADED FUNDS — 2.6%
3	DJ Wilshire REIT ETF		$188
4	SPDR DJ Wilshire International Real Estate ETF		221

	Total investments in exchange traded funds (cost $399)		$409

	Total investments (cost $15,647) (C)	99.5%	$15,787
	Other assets and liabilities	0.5%	76

	Total net assets	100.0%	$15,863

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $15,650 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$270
Unrealized Depreciation	(133)

Net Unrealized Appreciation	$137

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2020 Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 99.3%
EQUITY FUNDS — 70.2%
113	The Hartford Capital Appreciation Fund, Class Y		$4,749
69	The Hartford Capital Appreciation II Fund, Class Y		946
70	The Hartford Dividend and Growth Fund, Class Y		1,442
113	The Hartford Equity Income Fund, Class Y		1,531
41	The Hartford Global Growth Fund, Class Y		839
51	The Hartford Growth Fund, Class Y		925
48	The Hartford Growth Opportunities Fund, Class Y		1,443
57	Hartford International Capital Appreciation Fund, Class Y		797
101	The Hartford International Opportunities Fund, Class Y		1,768
157	The Hartford International Small Company Fund, Class Y		2,212
87	The Hartford Select MidCap Value Fund, Class Y		831
130	The Hartford Select SmallCap Value Fund, Class Y		1,203
41	The Hartford Small Company Fund, Class Y		833
275	The Hartford Value Fund, Class Y		3,411

	Total equity funds (cost $23,118)		$22,930

FIXED INCOME FUNDS — 29.1%
107	The Hartford Floating Rate Fund, Class Y		$978
170	The Hartford Income Fund, Class Y		1,673
182	The Hartford Inflation Plus Fund, Class Y		2,039
107	The Hartford Short Duration Fund, Class Y		1,017
156	The Hartford Strategic Income Fund, Class Y		1,485
219	The Hartford Total Return Bond Fund, Class Y		2,315

	Total fixed income funds (cost $9,593)		$9,507

	Total investments in affiliated investment companies (cost $32,711)		$32,437

EXCHANGE TRADED FUNDS — 0.4%
2	SPDR DJ Wilshire International Real Estate ETF		$122

	Total investments in exchange traded funds (cost $120)		$122

	Total investments (cost $32,831) (C)	99.7%	$32,559
	Other assets and liabilities	0.3%	88

	Total net assets	100.0%	$32,647

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $32,834 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$340
Unrealized Depreciation	(615)

Net Unrealized Depreciation	$(275)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Target Retirement 2030 Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

			Market
Shares			Value (W)
AFFILIATED INVESTMENT COMPANIES — 98.4%
EQUITY FUNDS — 79.8%
115	The Hartford Capital Appreciation Fund, Class Y		$4,816
49	The Hartford Capital Appreciation II Fund, Class Y		679
53	The Hartford Dividend and Growth Fund, Class Y		1,095
87	The Hartford Equity Income Fund, Class Y		1,183
43	The Hartford Global Growth Fund, Class Y		877
51	The Hartford Growth Fund, Class Y		913
35	The Hartford Growth Opportunities Fund, Class Y		1,055
45	Hartford International Capital Appreciation Fund, Class Y		631
79	The Hartford International Opportunities Fund, Class Y		1,383
135	The Hartford International Small Company Fund, Class Y		1,899
84	The Hartford Select MidCap Value Fund, Class Y		804
149	The Hartford Select SmallCap Value Fund, Class Y		1,373
40	The Hartford Small Company Fund, Class Y		808
260	The Hartford Value Fund, Class Y		3,218

	Total equity funds (cost $21,126)		$20,734

FIXED INCOME FUNDS — 18.6%
126	The Hartford Inflation Plus Fund, Class Y		$1,412
84	The Hartford Short Duration Fund, Class Y		803
250	The Hartford Total Return Bond Fund, Class Y		2,637

	Total fixed income funds (cost $4,868)		$4,852

	Total investments in affiliated investment companies (cost $25,994)		$25,586

EXCHANGE TRADED FUNDS — 1.3%
1	DJ Wilshire REIT ETF		$62
5	SPDR DJ Wilshire International Real Estate ETF		271

	Total investments in exchange traded funds (cost $326)		$333

	Total investments (cost $26,320) (C)	99.7%	$25,919
	Other assets and liabilities	0.3%	74

	Total net assets	100.0%	$25,993

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $26,322 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$205
Unrealized Depreciation	(608)

Net Unrealized Depreciation	$(403)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free California Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 94.2%
	Airport Revenues — 2.4%
	San Jose, CA, Airport Rev AMT
$1,000	5.00%, 03/01/2037	$921
	General Obligations — 2.5%
	Chabot-Las Positas, CA, Community College Dist
1,895	5.05%, 08/01/2033 (M)	474
	Puerto Rico Commonwealth
500	5.50%, 07/01/2032 (Q)	500

		974

	Health Care/Services — 8.9%
	California ABAG FA for Non-Profit Corps, San Diego Hospital Assoc
200	5.38%, 03/01/2021	200
	California Health Fac FA, Catholic Healthcare West
250	5.25%, 07/01/2023	252
	California Statewide Community DA, Front Porch Communities & Services
500	5.13%, 04/01/2037 (H)	430
	California Statewide Community DA, Health Services Rev
250	6.00%, 10/01/2023	265
	Rancho Mirage, CA, Joint Powers FA Rev Eisenhower Medical Center
500	5.00%, 07/01/2038	458
	Sierra View, CA, Local Health Care Dist
1,000	5.25%, 07/01/2032	944
	Turlock, CA, Health Fac Rev, Emanuel Medical Center
500	5.13%, 10/15/2037	422
	Washington Township, CA, Health Care Dist Rev
500	5.00%, 07/01/2037	467

		3,438

	Higher Education (Univ., Dorms, etc.) — 14.3%
	California Educational Fac Auth, Dominican University
300	5.00%, 12/01/2025	269
	California Educational Fac Auth, Golden Gate University
455	5.00%, 10/01/2025 #	445
	California Educational Fac Auth, La Verne University
180	5.00%, 06/01/2031	161
	California Educational Fac Auth, Pitzer College
630	5.00%, 04/01/2030 #	620
	California Educational Fac Auth, University of the Pacific
750	5.00%, 11/01/2036 #	740
	California Educational Fac Auth, Woodbury University
200	5.00%, 01/01/2025	184
	California Municipal FA, Biola University
335	5.80%, 10/01/2028	336
	California Municipal FA, University Students Coop Assoc
250	4.75%, 04/01/2027	216
	California Statewide Community DA, California Baptist University
1,000	5.50%, 11/01/2038	929
	California Statewide Community DA, Drew School
750	5.30%, 10/01/2037	646
	California Statewide Community DA, Huntington Park Rev
600	5.15%, 07/01/2030	512
	California Statewide Community DA, John F Kennedy University Rev
250	6.75%, 10/01/2033	258
	California Statewide Community DA, Windrush School
250	5.50%, 07/01/2037	219

		5,535

	Housing (HFA’s, etc.) — 1.1%
	Monterey County, CA, Certificate of Participation
500	4.50%, 08/01/2037	446
	Industrial — 3.2%
	California State Enterprise Auth Sewer FA Rev AMT
500	5.30%, 09/01/2047	462
	Chula Vista, CA, IDR Daily San Diego Gas
300	5.30%, 07/01/2021	307
	Virgin Islands Public FA Rev AMT
250	4.70%, 07/01/2022	215
	Virgin Islands Public FA, Revhovenska Refinery
250	6.13%, 07/01/2022	251

		1,235

	Miscellaneous — 3.9%
	Golden State Tobacco Securitization Agency
510	5.00%, 06/01/2017	499
	Kern County, CA, Tobacco Securitization Agency
1,000	6.00%, 06/01/2029 #	1,003

		1,502

	Pollution Control — 1.8%
	Big Bear Municipal Water Dist, Ref Lake Improvements
250	5.00%, 11/01/2024	249
	Sacramento, CA, Pollution Control FA AMT
500	4.75%, 12/01/2023	439

		688

	Prerefunded — 6.5%
	Beaumont, CA, FA Local Agency Rev Ser A
50	7.25%, 09/01/2020	56
	California Infrastructure & Econ Development, Bay Area Toll Bridges
500	5.00%, 07/01/2022	546
	California State Water Dept, Res Power Supply Rev
250	5.88%, 05/01/2016	280
	California Statewide Community DA, Thomas Jefferson School of Law
175	4.88%, 10/01/2035	187
	Capistrano, CA, USD Community Fac Dist Special Tax Talega
100	5.88%, 09/01/2022	114

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free California Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Prerefunded — (continued)
	Contra Costa County, CA, Public FA Tax Allocation
$330	5.63%, 08/01/2033	$371
	Oakland, CA, Redev Agency Tax Allocation, Colliseum Area Redev
250	5.25%, 09/01/2033	276
	Santa Margarita, CA, Water Dist Special Tax Community Fac Dist
200	6.00%, 09/01/2030	229
	Solano, CA, MBIA Certificate of Participation
425	5.25%, 11/01/2021	467

		2,526

	Public Facilities — 1.3%
	California Public Works Board, Dept of Health Services Richmond Lab
300	5.00%, 11/01/2030	300
	California Public Works Board, Dept of Mental Health Patton
200	5.38%, 04/01/2028	206

		506

	Special Tax Assessment — 26.7%
	Aliso Viejo, CA, Community Fac Dist Special Tax
500	6.00%, 09/01/2038	486
	Azusa, CA, Special Tax Community Fac Dist Mountain Cove
100	5.75%, 09/01/2021	98
	Beaumont, CA, FA Improvement Area #8
250	5.05%, 09/01/2037	202
	Carlsbad CA Special Tax
260	6.05%, 09/01/2028	248
	Chino, CA, Community Fac Dist Special Tax #2
225	5.00%, 09/01/2036	182
	Chino, CA, Community Fac Dist Special Tax B
500	5.00%, 09/01/2036	399
	Elk Grove, CA, Special Tax
750	5.25%, 09/01/2037	500
	Folsom, CA, Public FA Special Tax Rev
250	5.20%, 09/01/2032	209
	Hemet, CA, USD Community Fac Dist Special Tax #2005-1
250	5.13%, 09/01/2036	210
	Hemet, CA, USD Community Fac Dist Special Tax #2005-3
500	5.75%, 09/01/2039	446
	Imperial, CA, Special Tax Community Fac
325	5.00%, 09/01/2026	277
	Indio, CA, Community Fac Dist Special Tax
300	5.05%, 09/01/2026	260
	Indio, CA, Public FA Rev Local Agency
135	5.00%, 09/02/2014 #	133
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
57	6.35%, 09/02/2027	56
	Irivine, CA, Improvement Bond Act 1915
300	5.00%, 09/02/2030	266
	Irvine, CA, Community Fac Dist #2005-2
225	5.20%, 09/01/2026 #	204
	Jurapa, CA, Community Services Dist Special Tax Dist #30
500	5.60%, 09/01/2037	458
	Jurupa, CA, Community Services Dist Special Tax Dist #17
250	5.20%, 09/01/2036	208
	Jurupa, CA, Community Services Dist Special Tax Dist #6
100	5.88%, 09/01/2032	93
	Lake Elsinore, CA, Special Tax Community Fac Dist #2005-6
150	5.00%, 09/01/2030	123
	Lake Elsinore, CA, Special Tax Community Fac Dist#2005-1A
200	5.35%, 09/01/2036	170
	Lake Elsinore, CA, Special Tax Community Fac Dist#2-A
100	5.85%, 09/01/2024	95
	Lake Elsinore, CA, Special Tax Community Fac Dist#3
250	5.15%, 09/01/2025	226
	Lee Lake, CA, Water Dist Community Fac Dist #3 Special Tax Retreat
150	5.75%, 09/01/2023	143
	Moreno Valley, CA, USD Community Fac Special Tax #2002-1
110	5.60%, 09/01/2017	108
	Orange County, CA, Community Fac Dist Special Tax Ladera Ranch
100	5.20%, 08/15/2019	97
200	5.40%, 08/15/2022	194
	Orange County, CA, Special Tax Assessment
165	5.05%, 09/02/2033	143
	Perris, CA, Public FA Local Agency Rev
1,000	5.80%, 09/01/2038	904
100	6.25%, 09/01/2033	98
	Roseville, CA, FA Special Tax Rev
500	5.00%, 09/01/2033	412
	Roseville, CA, Special Tax
1,140	6.00%, 09/01/2028	1,081
	Roseville, CA, Special Tax Dist Westpark
200	5.25%, 09/01/2025	175
	Sun Ranch, CA, Municipal Water Dist
200	5.00%, 09/01/2036	164
	Tustin, CA, Community Fac Special Tax B
500	6.00%, 09/01/2036	470
	Tustin, CA, USD Community Fac Dist Special Tax #97 Jr Lien
250	5.60%, 09/01/2029	224
	Val Verde, CA, USD FA Special Tax Rev Jr Lien
200	6.00%, 10/01/2021	203
	William S Hart USD Special Tax
300	5.25%, 09/01/2026	264
125	5.85%, 09/01/2022	124

		10,353

	Tax Allocation — 8.7%
	Burbank, CA, FA Rev South San Fernando Redev Proj
350	5.50%, 12/01/2023	353

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Tax Allocation — (continued)
	Contra Costa County, CA, Public FA Tax Allocation
$70	5.63%, 08/01/2033		$70
	Corona, CA, Redev Agency Tax Allocation
300	4.50%, 11/01/2032		276
	Fontana, CA, Redev Agency Tax Allocation Ref, Jurupa Hills Redev Proj
400	5.50%, 10/01/2027 #		408
	Huntington Park, CA, Public FA Rev Ref
400	5.25%, 09/01/2019		433
	Oceanside, CA, Community Development Committee, Downtown Redev Proj
300	5.70%, 09/01/2025		308
	Riverside County, CA, Public FA Tax Allocation Jurupa Desert & Interstate
200	4.50%, 10/01/2037		188
	Sacramento, CA, FA Lease Rev MBIA AMT
350	4.30%, 07/15/2027 (L)		340
	San Diego, CA, Redev Agency Centre City Sub Pkg
200	5.25%, 09/01/2026		199
	San Diego, CA, Redev Agency Tax Allocation, North Bay Redev Proj
150	5.60%, 09/01/2017		154
	San Diego, CA, Redev Agency Tax Allocation, North Park Redev Proj
175	5.30%, 09/01/2016		179
	Temecula, CA, Redev Agency Tax Allocation Rev
250	5.63%, 12/15/2038		225
	Virgin Islands Public FA Rev
300	4.25%, 10/01/2029		258

			3,391

	Utilities — Electric — 5.1%
	Riverside CA Electric
2,000	4.25%, 10/01/2035 (L)		2,000
	Utilities — Gas — 4.9%
	Long Beach, CA, Bond FA Natural Gas Purchase Rev Ser A
1,000	5.50%, 11/15/2037		920
	Vernon, CA, Natural Gas FA
1,000	5.00%, 08/01/2021		999

			1,919

	Utilities — Water and Sewer — 2.9%
	Atwater, CA, Public FA Sewer & Water Proj
500	5.50%, 05/01/2028 #		501
	Lathrop, CA, FA Rev Water Supply Proj
250	6.00%, 06/01/2035		236
	Stockton, CA, Wastewater System Proj MBIA
375	5.20%, 09/01/2029		382

			1,119

	Total municipal bonds (cost $38,676)		$36,553

			Market
Shares			Value (W)

SHORT-TERM INVESTMENTS — 5.6%
	Investment Pools and Funds — 5.6%
$2,168	Dreyfus Basic California Municipal Money Market Fund		$2,168

	Total short-term investments (cost $2,168)		$2,168

	Total investments (cost $40,844) (C)	99.8%	$38,721
	Other assets and liabilities	0.2%	82

	Total net assets	100.0%	$38,803

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $40,844 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$362
Unrealized Depreciation	(2,485)

Net Unrealized Depreciation	$(2,123)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $491.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2007	500	California Statewide Community DA, Front Porch Communities & Services, 5.13%, 04/01/2037 - 144A	$505

The aggregate value of these securities at April 30, 2008 was $430 which represents 1.11% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDR	— Industrial Development Revenue Bond
MBIA	— Municipal Bond Insurance Association
USD	— United School District

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free Minnesota Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 98.3%
	Airport Revenues — 2.9%
	Minneapolis & St Paul, MN, Airport Commission FGIC AMT
$1,000	5.63%, 01/01/2018	$1,018
	General Obligations — 14.0%
	Brainerd, MN, ISD #181 GO FGIC
500	5.38%, 02/01/2016	538
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	262
	Puerto Rico Commonwealth
1,000	2.90%, 07/01/2031 (L)	1,000
715	5.50%, 07/01/2032 (Q)	715
	Rosemount, MN, ISD #196 GO MBIA
1,950	5.70%, 04/01/2015	1,473
	Todd, Morrison, Cass, & Wadena County, MN, Hospital Lakewood Health Care Fac
725	5.25%, 12/01/2026	694
	Willmar, MN, Rice Memorial Hospital Proj FSA
250	5.00%, 02/01/2025	257

		4,939

	Health Care/Services — 19.3%
	Bemidji, MN, Health Care Fac Ref, North Country Health Services
500	5.00%, 09/01/2021 — 09/01/2024	499
	Chippewa County, MN, Gross Rev Montevideo Hospital Proj
500	5.50%, 03/01/2037	430
	Hastings, MN, Housing Rev
500	5.25%, 11/01/2031	424
	Inver Grove Heights, MN, Presbyterian Homes Care
350	5.50%, 10/01/2033	328
	Minneapolis & St Paul, MN, Housing & Redev Auth Health Care
750	3.75%, 11/15/2034 (L)	750
	Northfield, MN, Hospital Rev
330	5.38%, 11/01/2031	299
	Prior Lake, MN, Shepherds Path Sr Housing
350	5.75%, 08/01/2041	325
	Rochester, MN, Health Care Fac Rev
1,000	5.00%, 11/15/2036	997
540	5.70%, 05/01/2022 (H)	527
	St Louis Park, MN, Roitenberg Family Assisted Proj
300	5.55%, 08/15/2029	268
	St Paul, MN, Housing & Redev Auth Hospital Rev
335	6.00%, 11/15/2025	337
	Winona, MN, Health Care Fac Rev
1,000	5.15%, 07/01/2031	915
	Woodbury, MN Economic DA, Summerhouse Proj
500	5.75%, 06/01/2041	446
	Worthington, MN, Housing Rev Ref, Meadows Worthington Proj
300	5.38%, 05/01/2037	251

		6,796

	Higher Education (Univ., Dorms, etc.) — 15.9%
	Falcon Heights, MN, Lease Rev
225	6.00%, 11/01/2037	203
	Minneapolis, MN, Housing Rev
400	5.00%, 10/01/2037	323
	Minnesota Higher Education FA, Augsburg College
1,000	5.00%, 05/01/2020 — 05/01/2023	1,006
	Minnesota Higher Education FA, College of St Benedict
350	5.25%, 03/01/2024	354
	Minnesota Higher Education FA, Minneapolis College of Art and Design
300	5.00%, 05/01/2026	295
	Ramsey, MN, Lease Rev Pact Charter School Proj
250	6.50%, 12/01/2022	249
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
300	6.75%, 12/01/2022	297
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
260	6.00%, 09/01/2036 (H)	239
	St Paul, MN, Housing & Redev Auth, Hope Community Academy Proj
450	6.25%, 12/01/2019	453
	St Paul, MN, Housing & Redev Auth, Lease Rev
825	5.00%, 12/01/2036	697
	University of Minnesota
1,000	5.45%, 08/01/2031 (L)	1,000
	University Virgin Islands
270	5.13%, 12/01/2022	266
225	5.25%, 12/01/2023 — 12/01/2024	220

		5,602

	Housing (HFA’s, etc.) — 7.3%
	Duluth, MN, Housing & Redev Auth
885	5.88%, 11/01/2033	805
	Golden Valley, MN, Calvary Center Apts Proj AMT
500	4.85%, 12/20/2041	452
	Minneapolis, MN, Multifamily Housing Rev AMT
350	5.40%, 04/01/2028	313
	Minnesota Residential Housing Fin Agency
665	5.00%, 01/01/2020	651
	Stillwater, MN, Multifamily Housing Rev AMT
400	5.38%, 02/01/2032	346

		2,567

	Industrial — 2.1%
	Virgin Islands Public FA, Revhovenska Refinery
750	6.13%, 07/01/2022	752
	Miscellaneous — 2.7%
	Guam Economic DA, Tobacco Settlement
1,000	5.63%, 06/01/2047	958
	Pollution Control — 1.4%
	Cohasset, MN, Pollution Control Rev Ref Coll Allete Inc Proj
500	4.95%, 07/01/2022	495
	Prerefunded — 20.5%
	Becker, MN, ISD #726 GO FSA
1,300	6.00%, 02/01/2017	1,372
	Duluth, MN, Econ DA Health Care Fac Rev Benedictine Health System St Mary’s
1,130	5.50%, 02/15/2023 #	1,245
	Golden Valley, MN, Breck School Proj Rev
1,000	5.88%, 10/01/2019	1,049

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Prerefunded — (continued)
	Minneapolis, MN, Health Care System Allina Health
$250	6.00%, 11/15/2018		$281
	Minnesota Agriculture and Econ Development Healthcare Fac, Benedictine Health
1,000	5.25%, 02/15/2014		1,059
	University of Minnesota
1,000	5.75%, 07/01/2018		1,169
	Waconia, MN, Health Care Fac Rev, Ridgeview Medical Center Proj
1,000	6.10%, 01/01/2019		1,058

			7,233

	Public Facilities — 3.3%
	Minnesota Intermediate School Dist Lease Rev
370	5.30%, 11/01/2032 (H)		331
	Renville County, MN, Housing & Redev Auth, Health & Human Services
360	4.60%, 02/01/2027		330
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019		520

			1,181

	Tax Allocation — 3.3%
	Minneapolis, MN, Tax Increment Grant Park Proj
350	5.35%, 02/01/2030		310
	Minnesota Agricultural Society, State Fair Rev
835	5.13%, 09/15/2023		856

			1,166

	Utilities — Electric — 2.3%
	Chaska, MN, Electric Rev Ref Generating Fac
500	5.00%, 10/01/2030		504
	Princeton, MN, Public Utility System Rev
300	5.00%, 04/01/2024		298

			802

	Utilities — Water and Sewer — 3.3%
	Puerto Rico Commonwealth Aqueduct & Sewer Auth Rev
1,000	6.25%, 07/01/2013 #		1,149

	Total municipal bonds (cost $34,991)		$34,658

Shares

SHORT-TERM INVESTMENTS — 2.5%
	Investment Pools and Funds — 2.5%
867	State Street Bank Tax Free Money Market Fund		$867

	Total short-term investments (cost $867)		$867

	Total investments (cost $35,858) (C)	100.8%	$35,525
	Other assets and liabilities	(0.8)%	(268)

	Total net assets	100.0%	$35,257

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $35,858 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$870
Unrealized Depreciation	(1,203)

Net Unrealized Depreciation	$(333)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $703.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2006- 11/2007	370	Minnesota Intermediate School Dist Lease Rev, 5.30%, 11/01/2032	$376
11/2007	540	Rochester, MN, Health Care Fac Rev, 5.70%, 05/01/2022	540
09/2006	260	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj, 6.00%, 09/01/2036	262

The aggregate value of these securities at April 30, 2008 was $1,097 which represents 3.11% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligations
ISD	— Independent School District
MBIA	— Municipal Bond Insurance Association
PA	— Port Authority

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 98.4%
	Alabama — 1.0%
	Huntsville, AL, GO
$1,855	5.25%, 05/01/2022	$1,968
	Alaska — 0.5%
	Alaska Housing Finance Corp, Home Mortgage AMT
1,000	4.70%, 06/01/2027 #	922
	Arizona — 2.5%
	Arizona Sundance Community Fac Dist, Special Assess Rev #2
389	7.13%, 07/01/2027 (H)	393
	Estrella Mountain Ranch Community GO
265	6.20%, 07/15/2032 (H)	252
	Phoenix, AZ, GO
1,800	6.25%, 07/01/2017	2,155
	Pima County, AZ, Charter Schools Proj
1,100	5.75%, 07/01/2016 (H)	1,115
	Pima County, AZ, Noah Webster Basic School
1,000	5.60%, 12/15/2019	999
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022 (H)	207

		5,121

	California — 16.2%
	California Educational Fac Auth, University of the Pacific
1,000	5.00%, 11/01/2036	987
	California Municipal FA, Biola University
1,665	5.80%, 10/01/2028	1,667
	California State Public Works Board
1,000	5.25%, 06/01/2030	1,017
	Capistrano, CA, USD Community Fac Dist Special Tax #90-2 Talega
250	5.90%, 09/01/2020	285
	Central Basin Municipal Water Dist
2,500	4.95%, 08/01/2021 (L)	2,500
	Golden Empire Schools FA
975	4.95%, 08/01/2034 (L)	975
	Golden Empire Schools FA Lease Rev
5,000	5.00%, 08/01/2034 (L)	5,000
	Indio, CA, Public FA Rev Local Agency
625	5.63%, 09/02/2018	600
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
38	6.35%, 09/02/2027	37
	Jurupa, CA, Community Services Dist Special Tax Dist #6
400	5.88%, 09/01/2032	374
	Lathrop, CA, FA Rev Water Supply Proj
750	6.00%, 06/01/2035	709
	Moreno Valley, CA, USD Community Fac Dist Special Tax #2002-1
500	6.00%, 09/01/2022	495
	Morongo Band of Mission Indians Enterprise Rev
2,655	6.50%, 03/01/2028	2,664
	Oceanside, CA, Community Development Committee, Downtown Redev Proj
700	5.70%, 09/01/2025	718
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	550
	Perris, CA, Public FA Local Agency Rev
495	6.25%, 09/01/2033	484
	Pomona, CA, Public FA Rev Sub-Merged Redev
1,000	5.50%, 02/01/2023	1,103
	San Diego, CA, Redev Agency Centre City Sub Pkg
500	5.25%, 09/01/2026	498
	San Jose, CA, Santa Clara County University
1,800	4.91%, 08/01/2027	646
	San Manuel, CA, Entertainment Auth Public Improvement
1,000	4.50%, 12/01/2016 (H)	953
	Val Verde, CA, USD FA Special Tax Rev Jr Lien
800	6.00%, 10/01/2021	813
	Vernon, CA, Natural Gas FA
10,000	5.00%, 08/01/2021	9,991

		33,066

	Colorado — 5.8%
	Antelope Heights Metro Dist GO
1,125	5.00%, 12/01/2037	1,043
	Arapaho County, CO, Conservatory Metro Dist
2,000	5.13%, 12/01/2037	1,951
	Bromley Park, CO, Metro Dist #2 GO
2,000	5.13%, 12/01/2037	1,894
	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis
1,000	6.13%, 12/15/2035 (H)	908
	Denver, CO, Rendezvous Residential Metro Dist GO
600	5.38%, 12/01/2021	537
	Ebert Metro Dist
3,000	5.35%, 12/01/2037	2,969
	Fort Collins, CO, PCR Ref, Anheuser Busch Proj
1,000	4.70%, 09/01/2040	869
	Pinery West, CO, Metro Dist #2 GO
1,000	4.50%, 12/01/2032	866
	Reata, CO, North Metro Dist GO
1,000	5.50%, 12/01/2032 (H)	794

		11,831

	Florida — 10.9%
	Amelia Walk Community Development
1,000	5.50%, 05/01/2037 (H)	801
	Bellalgo, FL, Education Fac Benefits Dist Capital
925	5.85%, 05/01/2022 (H)	914
	Colonial Country Club Community Development Dist, Capital Improvement Rev
480	6.40%, 05/01/2033	491
	Florida Dept of Environmental Protection Preservation, MBIA
1,250	5.38%, 07/01/2015 #	1,351
	Florida Gateway Services Community Development Dist, Special Assessment Sun City Center Fort Meyers Proj
145	5.50%, 05/01/2010	143
	Jacksonville, FL, Econ Development Community Health Care Facilities
5,000	6.25%, 09/01/2027 (H)	4,820
	Jacksonville, FL, Econ Development Rev AMT
2,000	4.75%, 03/01/2047	1,667

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Florida — (continued)
	Lake Worth, FL, Utility System Rev
$5,000	5.18%, 10/01/2034 (L)	$5,000
	Lee County, FL, Industrial DA
1,500	5.25%, 06/15/2027	1,286
	Palm Beach County, FL, Health FA Rev Waterford Proj
3,300	5.75%, 11/15/2026	3,083
	River Bend Community Development Dist, Capital Improvement Rev
1,000	7.13%, 11/01/2015	973
	Rolling Hills Community Development Dist
100	5.45%, 05/01/2037	80
	Tolomato, FL, Community Development Dist
1,200	6.65%, 05/01/2040	1,144
	University Square Community Development
500	5.88%, 05/01/2038	437

		22,190

	Georgia — 7.0%
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,245
	Fulton County, GA, Water & Sewer Rev FGIC
35	6.38%, 01/01/2014	39
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with Cash Escrow)
1,765	6.38%, 01/01/2014	1,953
	Georgia Municipal Electric Auth, Power Rev
985	6.50%, 01/01/2017	1,150
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov’t Securities)
15	6.50%, 01/01/2017	17
	Main Street Natural Gas, Inc., Gas Rev
10,000	6.25%, 07/15/2028	9,886

		14,290

	Illinois — 7.1%
	Bolingbrook, IL, Sales Tax Rev
445	6.25%, 01/01/2024	452
	Chicago, IL, Board of Education GO MBIA
960	5.25%, 12/01/2019	1,014
	Chicago, IL, O’Hare International Airport Special Fac Rev, American Airlines Inc.
750	5.50%, 12/01/2030	455
	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B
1,000	6.75%, 06/01/2022	1,033
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
1,800	5.75%, 03/01/2037	1,521
	Hampshire, IL, Special Service Area #16, Prairie Ridge Proj
800	6.00%, 03/01/2046	694
	Huntley, IL, Special Service Area #9
1,500	5.10%, 03/01/2028	1,502
	Illinois Education FA, Augustana College Ser A
500	5.70%, 10/01/2032	507
	Illinois FA
1,500	5.38%, 08/15/2039 (Q)	1,468
1,500	5.50%, 08/15/2028 (Q)	1,514
310	6.25%, 02/01/2033	335
	Plano, IL, Lakewood Springs Proj Special Services Area
497	6.10%, 03/01/2035	466
	Round Lake, IL, Special Tax Rev
965	4.70%, 03/01/2033	911
498	6.70%, 03/01/2033	570
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj
1,000	6.63%, 03/01/2033	1,022
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
947	6.88%, 03/01/2033 (H)	964

		14,428

	Indiana — 0.3%
	East Chicago Industrial Solid Waste Disposal AMT
700	5.50%, 09/01/2028	603
	Iowa — 0.4%
	Iowa FA, Single Family Mortgage Rev AMT
1,000	4.80%, 01/01/2037	871
	Kansas — 0.8%
	La Cygne, KS, Kansas City Power & Light
260	4.65%, 09/01/2035	239
	Lawrence, KS, Lawrence Memorial Hospital
500	5.13%, 07/01/2036	484
	Salina, KS, Salina Regional Health Hospital Rev
1,000	4.63%, 10/01/2031	920

		1,643

	Kentucky — 0.1%
	Boone County, KY, Pollution Control Dayton Power & Light
150	4.70%, 01/01/2028	139
	Louisiana — 1.7%
	Louisiana Public Fac Auth, Ochsner Clinic Foundation Proj
500	5.50%, 05/15/2027	562
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj
2,000	5.50%, 05/15/2047	1,920
	Louisiana Public Fac Auth, Susla Fac Inc
1,000	5.75%, 07/01/2039 (H)	901

		3,383

	Maryland — 1.3%
	Maryland Econ Development Corp, Student Housing Rev University of Maryland College Park Proj
1,000	6.50%, 06/01/2027	1,161
	Maryland State Health and Higher Education FA Rev
1,385	6.00%, 01/01/2028	1,390

		2,551

	Massachusetts — 0.5%
	Massachusetts, GO Consolidated Loan
940	5.25%, 03/01/2021	1,010

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	Massachusetts — (continued)
	Massachusetts, GO Consolidated Loan FSA (Prerefunded with US Gov’t Securities)
$60	5.25%, 03/01/2021	$64

		1,074

	Michigan — 2.3%
	Detroit, MI, GO MBIA
500	5.50%, 04/01/2020	538
	Detroit, MI, Water Supply System Ref Rev FGIC
1,750	6.50%, 07/01/2015	1,991
	Macomb County, MI, Hospital FA, Mt Clemens Hospital
1,000	5.75%, 11/15/2025	932
	Michigan Hospital FA, Rev Ref Henry Ford Health System
500	5.63%, 03/01/2017	547
	Michigan Strategic Fund Ltd, Rev Ref Dow Chemical Proj AMT
750	5.50%, 12/01/2028	771

		4,779

	Minnesota — 2.4%
	Inver Grove Heights, MN, Presbyterian Homes Care
175	5.50%, 10/01/2033	164
	Minneapolis, MN, Health Care System Allina Health
750	6.00%, 11/15/2018	844
	Minnesota Residential Housing Fin Agency
660	5.00%, 01/01/2020 #	646
	Ramsey, MN, Lease Rev Pact Charter School Proj
500	6.50%, 12/01/2022	497
	Rochester, MN, Health Care Fac Rev
790	5.70%, 05/01/2022 (H)	771
	St Paul, MN, Housing & Redev Auth Lease Rev
860	6.00%, 12/01/2018	859
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
500	6.75%, 12/01/2022	496
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
740	6.00%, 09/01/2036 (H)	681

		4,958

	Mississippi — 0.1%
	Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev Ref Weyerhaeuser Co Proj
250	6.80%, 04/01/2022	268
	Missouri — 1.4%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	569
	Lees Summit, MO, Industrial DA, Kensington Farms Improvement Proj
1,000	5.75%, 03/01/2029 (H)	902
	St Louis, MO, Industrial DA, Confluence Academy Proj
550	5.35%, 06/15/2032 (H)	467
	Stone Canyon, MO, Community Improvement Proj
1,000	5.75%, 04/01/2027	894

		2,832

	Nevada — 1.2%
	Clark County, NV, Improvement Dist #142
980	6.38%, 08/01/2023	960
	Reno, NV, Renown Regional Medical Center Proj
1,485	5.25%, 06/01/2032	1,409

		2,369

	New Hampshire — 0.4%
	New Hampshire Health & Education Fac, Elliot Hospital
750	5.60%, 10/01/2022	780
	New Jersey — 1.2%
	New Jersey Education Fac, Fairleigh Dickinson University
275	6.00%, 07/01/2025	279
	New Jersey Tobacco Settlement Financing Corp
1,950	6.13%, 06/01/2024	2,075

		2,354

	New Mexico — 2.2%
	Cabezon, NM, Public Improvement Dist
665	5.20%, 09/01/2015 (H)	652
	New Mexico Mortgage FA AMT
985	4.75%, 01/01/2031	877
	New Mexico Mtg FA AMT
2,600	6.15%, 07/01/2037	2,660
	Otero County, NM, Jail Proj
400	6.00%, 04/01/2023	375

		4,564

	New York — 6.2%
	Dutchess County, NY, IDA Civic Fac Rev Ref, Marist College
250	5.00%, 07/01/2022	254
	Erie County, NY, IDA Applied Tech Charter School Proj
550	6.75%, 06/01/2025	519
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A
1,000	6.50%, 01/01/2027	986
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
3,125	6.13%, 12/01/2029 (Q)	3,131
	New York, NY, GO
75	5.75%, 03/01/2019	83
	New York, NY, IDA American Airlines JFK International Airport AMT
1,060	7.13%, 08/01/2011	1,046
	New York, NY, IDA Terminal One Group Assoc Proj AMT
1,000	5.50%, 01/01/2024	1,016
	Seneca Nation Indians Capital Improvement Special Tax
1,000	5.00%, 12/01/2023 (H)	881

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

MUNICIPAL BONDS — (continued)

	New York — (continued)
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
$3,975	6.00%, 09/15/2027	$3,774
	Utica, NY, IDA Civic Fac Rev, Utica College
560	6.88%, 12/01/2014	593
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
400	6.38%, 01/01/2024	401

		12,684

	North Carolina — 1.0%
	North Carolina Municipal Power Agency, Catawba Elec Rev
500	5.50%, 01/01/2014	538
	Raleigh, NC, Medical Care Commission Retirement Fac Rev
2,000	5.25%, 01/01/2032	1,601

		2,139

	Ohio — 0.9%
	Cuyahoga County, OH, Rev Ref Class A
300	5.50%, 01/01/2029	306
	Hamilton, OH, School Dist Improvement
1,270	6.15%, 12/01/2016 #	1,504

		1,810

	Oklahoma — 0.6%
	Tulsa County, OK, St Francis Health Care System
1,210	5.00%, 12/15/2029	1,191
	Other U.S. Territories — 0.4%
	Virgin Islands Public FA, Revhovenska Refinery
750	6.13%, 07/01/2022	752
	Pennsylvania — 4.7%
	Delaware River PA
5,000	4.40%, 01/01/2026 (L)#	5,000
	Montgomery County, PA, IDA Whitemarsh Continuing Care Proj
800	6.13%, 02/01/2028 (H)	742
	Pennsylvania State Higher Educational FA Rev
2,145	5.75%, 07/01/2028	2,080
	Scranton Parking Auth
1,825	5.25%, 06/01/2034	1,777

		9,599

	Rhode Island — 0.6%
	Central Falls, RI, Detention FA Fac Rev
1,000	6.75%, 01/15/2013	1,021
	Rhode Island Health & Education Bldg Corp Fin
250	6.50%, 08/15/2032	285

		1,306

	South Carolina — 4.6%
	Dorchester County, SC, School Dist #2 Installment Purchase
1,000	5.25%, 12/01/2024	1,021
	Lancaster County, SC, Sun City Carolina Lakes Improvement
750	5.45%, 12/01/2037	592
	South Carolina Jobs Econ DA Rev
2,000	4.70%, 04/01/2035	1,785
	Tobacco Settlement Rev Management Auth
6,000	6.38%, 05/15/2028	6,040

		9,438

	Tennessee — 0.1%
	McMinn County, TN, IDA PCR Calhoun Newsprint Co Proj
500	7.63%, 03/01/2016	300
	Texas — 5.7%
	Brazoria, TX, Brazos River Habor Navigation Dow Chemical Co
1,500	4.95%, 05/15/2033 #	1,351
	Guadalupe County, TX, Board Managers Joint Rev
3,000	5.50%, 08/15/2036	3,049
	Maverick County, TX, Public Fac Corp Proj Rev
490	6.25%, 02/01/2024	445
	North Texas Tollway Auth
4,000	6.00%, 01/01/2025	4,300
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000	5.65%, 11/15/2035	870
	Willacy County, TX, Corp Revival Proj (Prerefunded with cash Escrow)
540	6.00%, 03/01/2009	555
	Willacy County, TX, GO
1,000	6.88%, 09/01/2028	989

		11,559

	Vermont — 1.2%
	Vermont Educational & Health Buildings FA Rev
2,500	4.82%, 09/01/2036 (L)	2,500
	Virginia — 3.0%
	James City County, VA, Econ DA Residential Care Fac
840	5.40%, 07/01/2027	737
2,000	5.50%, 07/01/2037	1,676
	Norfolk, VA, Redev & Housing Auth First Mortgage Retirement Community
500	6.00%, 01/01/2025	471
	Peninsula, VA, PA Fac, CSX Transport Proj Rev
1,000	6.00%, 12/15/2012	1,049
	Peninsula, VA, Turn Center Community Dev DA
700	6.45%, 09/01/2037	650
	Virginia Tobacco Settlement Funding Corp
1,455	5.50%, 06/01/2026	1,601

		6,184

	Washington — 1.4%
	King County, WA, ISD #210 GO
670	5.00%, 06/01/2019	697
	Washington State Health Care FA Rev
2,400	6.13%, 08/15/2037 (H)	2,184

		2,881

	Wisconsin — 0.7%
	Badger Tobacco Asset Securitization Corp. of WI
1,000	6.38%, 06/01/2032	1,004

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Wisconsin — (continued)
	Wisconsin Housing & Econ DA, GO Home Ownership Rev
$345	4.85%, 09/01/2017		$342

			1,346

	Total municipal bonds (cost $204,778)		$200,673

Shares

SHORT-TERM INVESTMENTS — 4.2%
	Investment Pools and Funds — 4.2%
8,635	State Street Bank Tax Free Money Market Fund		$8,635

	Total short-term investments (cost $8,635)		$8,635

	Total investments (cost $213,413) (C)	102.6%	$209,308
	Other assets and liabilities	(2.6)%	(5,350)

	Total net assets	100.0%	$203,958

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $213,413 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,132
Unrealized Depreciation	(7,237)

Net Unrealized Depreciation	$(4,105)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $6,042.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2006	1,000	Amelia Walk Community Development, 5.50%, 05/01/2037	$1,000
04/2003	389	Arizona Sundance Community Fac Dist, Special Assess Rev #2, 7.13%, 07/01/2027 - 144A	389
04/2004	925	Bellalgo, FL, Education Fac Benefits Dist Capital, 5.85%, 05/01/2022	925
01/2005	665	Cabezon, NM, Public Improvement Dist, 5.20%, 09/01/2015	665
06/2006	1,000	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis, 6.13%, 12/15/2035 - 144A	1,000
11/2007	265	Estrella Mountain Ranch Community GO, 6.20%, 07/15/2032	265
08/2007	5,000	Jacksonville, FL, Econ Development Community Health Care Facilities, 6.25%, 09/01/2027	5,053
04/2007	1,000	Lees Summit, MO, Industrial DA, Kensington Farms Improvement Proj, 5.75%, 03/01/2029	1,024
07/2007	1,000	Louisiana Public Fac Auth, Susla Fac Inc, 5.75%, 07/01/2039 - 144A	1,007
01/2005	800	Montgomery County, PA, IDA Whitemarsh Continuing Care Proj, 6.13%, 02/01/2028	789
04/2004	1,100	Pima County, AZ, Charter Schools Proj, 5.75%, 07/01/2016	1,100
04/2007	1,000	Reata, CO, North Metro Dist GO, 5.50%, 12/01/2032 - 144A	1,000
11/2007	790	Rochester, MN, Health Care Fac Rev, 5.70%, 05/01/2022	790
11/2004	1,000	San Manuel, CA, Entertainment Auth Public Improvement, 4.50%, 12/01/2016 - 144A	1,000
04/2007	1,000	Seneca Nation Indians Capital Improvement Special Tax, 5.00%, 12/01/2023 - 144A	995
02/2007	550	St Louis, MO, Industrial DA, Confluence Academy Proj, 5.35%, 06/15/2032	550
09/2006	740	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj, 6.00%, 09/01/2036	745
12/2002	200	Vistancia, AZ, Community Fac Dist GO, 6.75%, 07/15/2022	200
11/2007	2,400	Washington State Health Care FA Rev, 6.13%, 08/15/2037	2,360
08/2003	947	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj, 6.88%, 03/01/2033	947

The aggregate value of these securities at April 30, 2008 was $20,302 which represents 9.95% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligations
IDA	— Industrial Development Authority Bond
ISD	— Independent School District
MBIA	— Municipal Bond Insurance Association
PA	— Port Authority
PCR	— Pollution Control Revenue Bond
USD	— United School District

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free New York Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
MUNICIPAL BONDS — 95.6%
	General Obligations — 4.2%
	New York, NY, GO
$15	5.75%, 03/01/2019	$16
	New York, NY, GO Ser J
450	5.00%, 03/01/2030	455
	Puerto Rico Commonwealth
215	5.50%, 07/01/2032 (Q)	215

		686

	Health Care/Services — 19.3%
	Albany, NY, IDA Civic Fac Rev
100	5.25%, 11/15/2032	95
	Chemung County, NY, IDA Civic Fac Rev, Arnot Ogden Medical Center
125	5.00%, 11/01/2034	118
	Genesee County, NY, IDA United Memorial Medical Center Proj
160	5.00%, 12/01/2032	129
	Madison County, NY, IDA Civic Fac Rev Oneida Health System
250	5.50%, 02/01/2032	233
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside Ser A
500	6.50%, 01/01/2027	493
	New York Dorm Auth, College & University Rev
150	5.00%, 11/01/2034	142
	New York Dorm Auth, St Barnabas FHA
450	5.13%, 02/01/2022	467
	New York Dorm Auth, Winthrop South Nassau University
200	5.50%, 07/01/2023	199
	New York State Dormitory Auth Non State Supported Debt, NYU Hospital Center Ser B
250	5.63%, 07/01/2037	236
	Suffolk County, NY, Jeffersons Ferry Proj
500	5.00%, 11/01/2028	439
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
500	6.00%, 09/15/2027	475
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
100	6.38%, 01/01/2024	100

		3,126

	Higher Education (Univ., Dorms, etc.) — 22.1%
	Albany, NY, Brighter Choice Charter School
200	5.00%, 04/01/2037 #	168
	Albany, NY, IDA Civic Fac Rev
250	5.00%, 07/01/2037 #	221
	Cattaraugus County, NY, IDR St Bonaventure University
175	5.10%, 05/01/2031	156
	Dutchess County, NY, IDA Civic Fac Rev Ref, Marist College
250	5.00%, 07/01/2022 #	254
	Erie County, NY, IDA Applied Tech Charter School Proj
250	6.75%, 06/01/2025	236
	Erie County, NY, IDA Global Concepts Charter School Proj
300	6.25%, 10/01/2037	283
	New York Dorm Auth, Brooklyn Law School
250	5.50%, 07/01/2019	260
	New York Dorm Auth, Fordham University FGIC
80	5.00%, 07/01/2020	83
	New York Dorm Auth, Mount St Mary College
400	5.00%, 07/01/2027	400
	New York Dorm Auth, Rochester University
135	5.25%, 07/01/2022	141
	New York Dorm Auth, Upstate Community College
250	5.25%, 07/01/2021	262
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
250	6.13%, 12/01/2029 (Q)	250
	Otsego County, NY, IDA Civic Fac Rev Hartwick College Proj
200	6.00%, 07/01/2011	206
	Rensselaer County, NY, Industrial Improvements
200	5.00%, 01/01/2036	203
	St Lawrence, NY, IDA Civic Fac Rev, Clarkson University Proj
450	5.00%, 07/01/2023	458

		3,581

	Industrial — 9.4%
	Jefferson County, NY, IDA Waste Disposal
450	5.20%, 12/01/2020	401
	Liberty, NY, Corp Development Goldman Sachs Headquarters
200	5.25%, 10/01/2035	206
	Liberty, NY, Development Corp Rev Golman Sachs Headquarters
200	5.50%, 10/01/2037	214
	New York, NY, IDA American Airlines JFK International Airport AMT
150	7.13%, 08/01/2011	148
150	8.00%, 08/01/2012	150
	New York, NY, IDA Terminal One Group Assoc Proj AMT
150	5.50%, 01/01/2024	152
	Virgin Islands Public FA, Revhovenska Refinery
250	6.13%, 07/01/2022	251

		1,522

	Miscellaneous — 13.3%
	Nassau County, NY, Tobacco Settlement Corp
1,000	5.00%, 06/01/2035	907
	New York, NY, IDA Civic Fac Rev, YMCA of Greater NY Proj
250	5.25%, 08/01/2021	253
	Seneca Nation Indians Capital Improvement Special Tax
160	5.00%, 12/01/2023 (H)	141
	Tobacco Settlement FA of NY
400	5.50%, 06/01/2022	415
	TSACS, Inc, NY, Tobacco Settlement
500	5.13%, 06/01/2042	448

		2,164

	Pollution Control — 0.9%
	Onondaga County, NY, IDA PCR
150	4.88%, 07/01/2041	140
	Prerefunded — 6.4%
	New York Dorm Auth, State University Dorm Fac
450	5.00%, 07/01/2032	487

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free New York Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

MUNICIPAL BONDS — (continued)

	Prerefunded — (continued)
	New York, NY, GO
$410	5.75%, 03/01/2019		$459
	Utica, NY, IDA Civic Fac Rev, Utica College
90	6.88%, 12/01/2014		95

			1,041

	Public Facilities — 6.9%
	Niagara Falls, NY, School Dist Certificate of Participation
500	5.00%, 06/15/2028		513
	Rensselaer, NY, School Dist Certificate of Participation
600	5.00%, 06/01/2036		599

			1,112

	Tax Allocation — 5.9%
	Nassau County, NY, Interim FA
500	4.22%, 11/15/2016 (L)		500
	New York, NY, Transitional FA Future Tax Secured
450	5.00%, 08/01/2023		462

			962

	Transportation — 2.8%
	New York Metropolitan Transportation Auth
450	5.13%, 11/15/2031		455
	Utilities — Electric — 1.5%
	New York Energy Research & DA, Elec Fac Rev Adj Long Island Lighting Co Proj
250	5.30%, 08/01/2025		252
	Utilities — Water and Sewer — 2.9%
	New York Environmental Fac Corp
450	5.00%, 07/15/2026		464

	Total municipal bonds (cost $15,829)		$15,505

SHORT-TERM INVESTMENTS — 4.7%
	Investment Pools and Funds — 4.7%
$752	Dreyfus Basic New York Municipal Money Market Fund		$752

	Total short-term investments (cost $752)		$752

	Total investments (cost $16,581) (C)	100.3%	$16,257
	Other assets and liabilities	(0.3)%	(44)

	Total net assets	100.0%	$16,213

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $16,581 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$182
Unrealized Depreciation	(506)

Net Unrealized Depreciation	$(324)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $456.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2007	160	Seneca Nation Indians Capital Improvement Special Tax, 5.00%, 12/01/2023 - 144A	$159

The aggregate value of these securities at April 30, 2008 was $141 which represents 0.87% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
FGIC	— Financial Guaranty Insurance Company
GO	— General Obligations
IDA	— Industrial Development Authority Bond
IDR	— Industrial Development Revenue Bond
PCR	— Pollution Control Revenue Bond

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 11.6%
	Finance — 11.6%
	ACT Depositor Corp.
$2,050	5.41%, 09/22/2041 (H)(L)	$1,025
	Banc of America Commercial Mortgage, Inc.
16,555	1.35%, 09/11/2036 (H) (N)	368
	Banc of America Securities Automotive Trust
1,230	4.49%, 02/18/2013 (H)	1,234
	Bayview Commercial Asset Trust
19,908	7.50%, 09/25/2037 (H) (N)	2,528
	Bayview Financial Acquisition Trust
1,000	4.54%, 05/28/2037 (H)(L)	400
	Bear Stearns Commercial Mortgage Securities, Inc.
11,867	0.82%, 07/11/2042 (H) (N)	290
9,364	4.12%, 11/11/2041 (H) (N)	202
2,895	5.33%, 02/11/2044	2,795
22,593	5.50%, 02/11/2041 (H) (N)	328
5,480	5.74%, 09/11/2042 (L)	5,412
	CBA Commercial Small Balance Commercial Mortgage — Class X1
17,921	7.00%, 06/25/2038 (H) (N)	1,532
	CBA Commercial Small Balance Commercial Mortgage — Class X2
9,905	7.00%, 07/25/2035 (H) (N)	635
	Citigroup Commercial Mortgage Trust
2,050	5.41%, 10/15/2049 #	2,020
4,000	5.89%, 12/10/2049 (L)	3,970
3,900	5.92%, 03/15/2049 (L)	3,927
	Citigroup Mortgage Loan Trust, Inc.
9,672	5.91%, 07/25/2037 (L)	9,215
3,475	6.10%, 12/10/2049 (L)	3,521
318	12.00%, 01/25/2037 (H)	658
	Citigroup/Deutsche Bank Commercial Mortgage Trust
3,330	5.32%, 12/11/2049	3,212
	Countrywide Asset-Backed Certificates
293	5.46%, 07/25/2035 #	222
	Countrywide Home Loans, Inc.
10,477	6.00%, 10/25/2037 #	9,489
	Credit Suisse Mortgage Capital Certificates
3,400	5.45%, 01/15/2049	3,380
	Credit-Based Asset Servicing and Securitization
819	3.17%, 05/25/2036 (H)(L)	646
1,125	5.86%, 04/25/2037 #	848
	CS First Boston Mortgage Securities Corp.
418	4.51%, 07/15/2037 #	415
	CW Capital Cobalt
3,400	5.48%, 04/15/2047	3,302
	DB Master Finance LLC
2,600	5.78%, 06/20/2031 (I) #	2,340
	First Horizon Mortgage Pass-Through Trust
10,158	5.85%, 05/25/2037 (H)(L)	9,665
	Ford Credit Floorplan Master Owner Trust
2,600	2.90%, 06/15/2011 (L)	2,514
	GE Business Loan Trust
1,847	3.72%, 05/15/2034 (H)(L)	1,202
58,695	6.14%, 05/15/2034 (H) (N)	359
	GMAC Commercial Mortgage Securities, Inc.
3,400	4.86%, 12/10/2041	3,332
	Goldman Sachs Mortgage Securities Corp. II
26,042	4.38%, 08/10/2038 (H) (N)	188
	Green Tree Financial Corp.
238	7.24%, 06/15/2028	247
	Greenwich Capital Commercial Funding Corp.
6,300	5.74%, 12/10/2049 (L)	6,223
4,140	6.11%, 07/10/2038 (L)	4,217
	GS Mortgage Securities Corp. II
4,000	5.99%, 08/10/2045 (L)	3,994
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 (A)(H)	229
	JP Morgan Chase Commercial Mortgage Security Corp.
89,557	0.31%, 05/12/2045 (H) (N)	1,785
4,549	4.16%, 01/12/2039 (I)	4,327
89,994	4.82%, 08/12/2037 (H) (N)	268
4,650	5.47%, 04/15/2043 (L)	4,588
4,300	5.54%, 12/12/2043 (L)	3,247
3,940	5.72%, 02/15/2051	3,864
4,885	5.75%, 02/12/2049 (L)	4,851
3,450	6.07%, 02/12/2051 (Q)	3,467
3,040	6.20%, 02/12/2051 (I) (L)	2,333
	LB-UBS Commercial Mortgage Trust
24,869	5.26%, 09/15/2039 (N)	641
975	5.45%, 11/15/2038 (L)	755
2,445	5.48%, 11/15/2038 (L)#	1,839
	Lehman Brothers Small Balance Commercial
971	5.52%, 09/25/2030 (I)	920
1,100	5.62%, 09/25/2036 (I) #	1,027
	Marlin Leasing Receivables LLC
2,870	5.33%, 09/16/2013 (I)	2,908
	Merrill Lynch/Countrywide Commercial Mortgage Trust
21,859	5.27%, 07/12/2046 (N)	646
	Morgan Stanley Capital I
3,100	5.23%, 09/15/2042	3,074
	Morgan Stanley Dean Witter Capital I
2,800	5.36%, 03/15/2044	2,703
3,682	8.05%, 08/25/2032 (H) (N)	—
	Nationstar Home Equity Loan Trust
81	9.97%, 03/25/2037 (H)(L)	61
	Option One Mortgage Loan Trust
2,075	6.99%, 03/25/2037 (H)	281
	Popular ABS Mortgage Pass-Through Trust
650	4.75%, 12/25/2034	584
540	5.42%, 04/25/2035	461
	Renaissance Home Equity Loan Trust
800	5.36%, 05/25/2035 (H)	569
1,260	5.75%, 05/25/2036 (H)(L)	978

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Renaissance Home Equity Loan Trust — Class M5
$1,550	7.00%, 09/25/2037 (H)	$377
	Renaissance Home Equity Loan Trust — Class M8
1,950	7.00%, 09/25/2037 (H)	326
	Soundview NIM Trust
87	6.41%, 12/25/2036 (H)	22
	Swift Master Automotive Receivables Trust
4,225	3.37%, 10/15/2012 (L)	4,016
	Wachovia Bank Commercial Mortgage Trust
8,470	3.65%, 02/15/2041 (H) (N)	167
417	4.52%, 05/15/2044	413
3,400	5.34%, 12/15/2043	3,277
4,100	5.74%, 06/15/2049 (L)	4,063
686,001	10.00%, 02/15/2051 (H) (N)	1,063
	Wachovia Bank Commercial Mortgage Trust — Class A2
2,650	5.42%, 01/15/2045 #	2,655
	Wamu Commercial Mortgage Securities Trust
4,760	6.31%, 03/23/2045 (I) (L)	2,707
	Wells Fargo Alternative Loan Trust
3,926	6.25%, 11/25/2037	3,431

	Total asset & commercial mortgage backed securities (cost $177,061)	$164,778

CORPORATE BONDS: INVESTMENT GRADE — 31.5%
	Basic Materials — 0.5%
	Kimberly-Clark Corp.
$4,271	6.63%, 08/01/2037 (G)	$4,655
	Rohm & Haas Holdings
2,156	5.60%, 03/15/2013	2,189

		6,844

	Capital Goods — 0.8%
	Honeywell International, Inc.
4,722	4.25%, 03/01/2013	4,693
	United Technologies Corp.
3,620	5.38%, 12/15/2017	3,694
	Xerox Corp.
2,800	6.35%, 05/15/2018	2,814

		11,201

	Consumer Cyclical — 0.8%
	Kroger Co.
4,890	6.15%, 01/15/2020	5,092
	Safeway, Inc.
1,643	5.80%, 08/15/2012 (G)	1,704
	Tesco plc
2,969	5.50%, 11/15/2017 (I)	2,991
	Wal-Mart Stores, Inc.
1,130	6.50%, 08/15/2037	1,199

		10,986

	Consumer Staples — 0.8%
	Diageo Capital plc
3,170	5.50%, 09/30/2016	3,185
	Diageo Finance B.V.
1,490	5.30%, 10/28/2015 (G)	1,485
2,917	5.50%, 04/01/2013 #	3,018
	Dr. Pepper Snapple Group
2,256	6.82%, 05/01/2018 (I)	2,340
	General Mills, Inc.
950	5.65%, 09/10/2012	978

		11,006

	Energy — 1.3%
	Canadian National Resources Ltd.
391	6.25%, 03/15/2038 #	382
2,805	6.50%, 02/15/2037 #	2,822
	Consumers Energy Co.
400	5.15%, 02/15/2017 #	387
1,595	5.38%, 04/15/2013 #	1,608
	Enterprise Products Operating L.P.
1,215	4.63%, 10/15/2009 #	1,220
	Enterprise Products Operations LLC
2,617	6.50%, 01/31/2019	2,699
	Petro-Canada
2,940	5.95%, 05/15/2035 #	2,673
	Ras Laffan Liquefied Natural Gas Co., Ltd.
241	3.44%, 09/15/2009 (I)#	242
4,940	5.30%, 09/30/2020 (I)#	4,572
	Sempra Energy
710	6.00%, 02/01/2013 #	740
	TNK-BP Finance S.A.
590	7.50%, 07/18/2016 (I)#	572
900	7.50%, 03/13/2013 (I)	902

		18,819

	Finance — 14.2%
	ABX Financing Co.
2,232	6.35%, 10/15/2036 (I)#	2,097
	American Capital Strategies Ltd.
2,597	6.85%, 08/01/2012 #	2,453
	American Express Co.
2,547	5.50%, 04/16/2013	2,548
2,313	5.55%, 10/17/2012	2,315
1,960	8.15%, 03/19/2038	2,280
	American Real Estate Partners L.P.
2,295	7.13%, 02/15/2013	2,140
	Amvescap plc
3,110	4.50%, 12/15/2009 #	3,090
1,206	5.38%, 02/27/2013 #	1,166
	Army Hawaii Family Housing Trust Certificates
915	5.52%, 06/15/2050 (I)#	788
	BAE Systems Holdings, Inc.
2,980	5.20%, 08/15/2015 (I)#	2,883
	Bank of America Corp.
10,630	8.00%, 12/29/2049 (L)	10,815
3,243	8.13%, 12/29/2049	3,314
	Barclays Bank plc
2,602	7.70%, 10/25/2049 (I)(L)	2,692

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount(B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		BB&T Capital Trust IV
	$964	6.82%, 06/12/2057 (L)#	$848
		CIT Group, Inc.
	3,020	6.10%, 03/15/2067 (L)#	1,577
		Citigroup, Inc.
	6,610	8.30%, 12/21/2057 (L)	6,748
	6,946	8.40%, 12/31/2049 (L)	7,030
		Comerica Capital Trust II
	2,998	6.58%, 02/20/2037 (L)#	2,052
		Countrywide Financial Corp.
	87	4.50%, 06/15/2010	80
	795	5.80%, 06/07/2012 #	758
	6,354	6.25%, 05/15/2016 (G)	5,591
		Countrywide Home Loans, Inc.
	1,386	4.00%, 03/22/2011	1,269
	2,526	4.13%, 09/15/2009	2,359
	318	6.25%, 04/15/2009	304
		Credit Agricole
	7,159	6.64%, 05/31/2049 (I)(L)#	5,870
		Credit Suisse First Boston USA, Inc.
	1,059	6.50%, 01/15/2012 #	1,115
		Credit Suisse New York
	3,375	6.00%, 02/15/2018	3,421
		Development Bank of Japan
JPY	1,332,000	1.75%, 06/21/2010	13,006
		ERAC USA Finance Co.
	2,865	5.60%, 05/01/2015 (G)(I)	2,546
		Fifth Third Bankcorp
	3,235	8.25%, 03/01/2038	3,418
		General Electric Capital Corp.
	3,180	5.25%, 10/19/2012	3,256
	3,410	5.63%, 05/01/2018	3,445
	5,280	6.37%, 11/15/2067 (L)	5,285
		Goldman Sachs Capital Trust II
	7,360	5.79%, 12/29/2049 (L)#	5,552
		International Lease Finance Corp.
	4,000	6.38%, 03/25/2013	4,054
		Janus Capital Group, Inc.
	4,470	6.70%, 06/15/2017 #	4,259
		JP Morgan Chase & Co.
	12,741	7.90%, 12/01/2049	12,979
		Lehman Brothers Holdings, Inc.
	1,550	7.00%, 09/27/2027	1,519
		Lincoln National Corp.
	4,371	6.05%, 04/20/2067 #	3,755
		Mellon Capital IV
	1,824	6.24%, 06/20/2049 (L)#	1,510
		Merrill Lynch & Co., Inc.
	5,740	5.45%, 02/05/2013	5,585
		Metlife, Inc.
	220	5.38%, 12/15/2012 #	225
		National City Corp.
	6,607	12.00%, 12/29/2049	6,519
		North Street Referenced Linked Notes
	850	4.30%, 07/30/2010 (H)(L)	616
		Northgroup Preferred Capital Corp.
	2,685	6.38%, 10/15/2049 (H)(L)	1,865
		PNC Preferred Funding Trust II
	8,000	6.11%, 03/15/2049 (I)(L)#	5,608
		Progressive Corp.
	3,610	6.70%, 06/15/2037 (L)#	3,228
		Prudential Financial, Inc.
	3,215	5.15%, 01/15/2013	3,191
		RBS Capital Trust IV
	5,350	3.50%, 09/29/2049 (L)	4,147
		State Street Capital Trust III
	2,048	8.25%, 12/29/2049 (L)	2,091
		Unicredito Italiano Capital Trust
	1,300	9.20%, 10/29/2049 (I)	1,326
		Unicredito Luxembourg Finance S.A.
	4,490	6.00%, 10/31/2017 (I)	4,345
		UnitedHealth Group, Inc.
	3,256	4.88%, 02/15/2013	3,109
		US Bank Realty Corp.
	4,700	6.09%, 12/22/2049 (I)(L)#	3,455
		Wachovia Capital Trust III
	4,030	5.80%, 08/29/2049	3,204
		Wachovia Corp.
	5,690	7.98%, 02/28/2049 (L)	5,598
		Westfield Group
	2,683	5.70%, 10/01/2016 (I)#	2,544
		ZFS Finance USA Trust I
	3,725	6.50%, 05/09/2037 (I)(L)#	3,281

			202,124

		Foreign Governments — 4.0%
		Bundesrepublic Deutschland
EUR	18,990	4.50%, 01/04/2013	30,367
		El Salvador (Republic of)
	700	8.50%, 07/25/2011 (K)	774
		United Kingdom Government
GBP	12,440	5.00%, 03/07/2018	25,386

			56,527

		Health Care — 0.6%
		Covidien International
	4,123	5.45%, 10/15/2012 (I)	4,157
		CVS Caremark Corp.
	5,046	6.30%, 06/01/2037 (L)#	4,317

			8,474

		Services — 1.6%
		Clear Channel Communications, Inc.
	2,200	7.65%, 09/15/2010	2,287
		Comcast Corp.
	3,252	6.30%, 11/15/2017	3,379
	1,280	6.50%, 01/15/2015	1,335
		COX Communications, Inc.
	2,800	5.45%, 12/15/2014 #	2,786
	2,981	5.88%, 12/01/2016 (I)#	3,014
		Electronic Data Systems Corp.
	435	3.88%, 07/15/2023 (X)#	427
		Mashantucket Western Pequot Revenue Bond
	813	5.91%, 09/01/2021 (H)	764
		Time Warner Entertainment Co., L.P.
	3,725	8.38%, 07/15/2033 #	4,336
		Time Warner, Inc.
	1,550	6.50%, 11/15/2036 #	1,462

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Services — (continued)
	Waste Management, Inc.
$3,498	6.10%, 03/15/2018	$3,508

		23,298

	Technology — 3.9%
	Agilent Technologies, Inc.
1,911	6.50%, 11/01/2017	1,896
	AT&T, Inc.
2,983	4.95%, 01/15/2013	3,003
6,172	5.50%, 02/01/2018	6,171
	British Telecommunications plc
2,607	5.15%, 01/15/2013	2,619
	Cingular Wireless Services, Inc.
4,780	8.75%, 03/01/2031 #	5,883
	Embarq Corp.
3,690	7.08%, 06/01/2016	3,661
	Hewlett-Packard Co.
2,123	4.50%, 03/01/2013	2,140
	Koninklijke Philips Electronics N.V.
3,748	5.75%, 03/11/2018	3,846
	Oracle Corp.
1,298	4.95%, 04/15/2013	1,321
2,802	6.50%, 04/15/2038	2,896
	Rogers Wireless, Inc.
1,332	6.38%, 03/01/2014	1,359
	Sprint Capital Corp.
2,675	8.75%, 03/15/2032	2,361
	TCI Communications, Inc.
685	8.75%, 08/01/2015 #	777
	Tele-Communications, Inc.
2,075	7.88%, 08/01/2013 #	2,256
	Tyco Electronics Group S.A.
1,467	6.00%, 10/01/2012 (I)	1,496
1,540	6.55%, 10/01/2017 (I)	1,577
	Verizon Communications, Inc.
5,802	5.50%, 02/15/2018	5,818
	Verizon Virginia, Inc.
3,770	4.63%, 03/15/2013	3,648
	Vodafone Group plc
3,510	6.15%, 02/27/2037 (G)	3,458

		56,186

	Transportation — 0.6%
	American Airlines, Inc.
1,035	7.86%, 10/01/2011 #	1,035
	Continental Airlines, Inc.
916	6.70%, 06/15/2021 #	880
771	8.05%, 11/01/2020 #	771
	CSX Corp.
3,205	6.75%, 03/15/2011 (G)	3,355
	Norfolk Southern Corp.
1,803	5.75%, 04/01/2018 (I)	1,828
	Union Pacific Corp.
1,459	5.70%, 08/15/2018	1,476

		9,345

	Utilities — 2.4%
	CenterPoint Energy Resources Corp.
3,110	6.13%, 11/01/2017	3,131
690	6.63%, 11/01/2037	668
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015 #	2,899
	Commonwealth Edison Co.
1,866	5.80%, 03/15/2018	1,866
	Detroit Edison Co.
565	6.13%, 10/01/2010 #	592
	Duke Energy Corp.
1,280	5.25%, 01/15/2018	1,284
	E.On International Finance
4,160	5.80%, 04/30/2018 (I)	4,191
	Florida Power Corp.
1,152	5.80%, 09/15/2017 (G)	1,206
	Kinder Morgan Energy Partners L.P.
1,065	6.50%, 02/01/2037 #	1,017
	NGPL Pipeco LLC
2,509	6.51%, 12/15/2012 (I)	2,584
	Northern States Power Co.
1,170	6.25%, 06/01/2036 #	1,212
	Pacific Gas & Electric Co.
1,655	5.63%, 11/30/2017	1,685
	PSEG Power
1,287	5.00%, 04/01/2014 (G)	1,245
	Puget Sound Energy, Inc.
630	7.96%, 02/22/2010 #	669
	Scana Corp.
3,300	6.25%, 04/01/2020	3,352
	Taqa Abu Dhabi National Energy Co.
3,350	5.62%, 10/25/2012 (I)	3,400
	TransCanada Pipelines Ltd.
2,079	6.20%, 10/15/2037	1,997
	Virginia Electric & Power Co.
1,627	5.10%, 11/30/2012	1,654
	Westar Energy, Inc.
250	5.15%, 01/01/2017 #	240

		34,892

	Total corporate bonds: investment grade (cost $458,687)	$449,702

CORPORATE BONDS: NON-INVESTMENT GRADE — 5.2%
	Basic Materials — 0.4%
	AK Steel Corp.
2,225	7.75%, 06/15/2012	$2,272
	Evraz Group S.A.
400	8.25%, 11/10/2015 (K)	391
400	8.88%, 04/24/2013 (I)	405
	Potlatch Corp.
1,900	13.00%, 12/01/2009 (H)(L)	2,109
	Valmont Industries, Inc.
305	6.88%, 05/01/2014	308
	Vitro S.A.
740	8.63%, 02/01/2012	688

		6,173

	Capital Goods — 0.1%
	Bombardier, Inc.
1,830	6.30%, 05/01/2014 (I)#	1,830

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
Principal			Market
Amount(B)			Value (W)

		Consumer Cyclical — 0.3%
		American Axle & Manufacturing Holdings, Inc.
	1,030	7.88%, 03/01/2017	922
		Parkson Retail Group Ltd.
	800	7.88%, 11/14/2011 (H)	792
		Supervalu, Inc.
	2,150	7.50%, 11/15/2014	2,225

			3,939

		Consumer Staples — 0.1%
		MHP S.A.
	1,555	10.25%, 11/30/2011 (H)	1,493
		Energy — 0.2%
		Key Energy Services, Inc.
	205	8.38%, 12/01/2014 (I)	212
		Petrohawk Energy Corp.
	580	9.13%, 07/15/2013	614
		Range Resources Corp.
	1,920	7.38%, 07/15/2013	1,944

			2,770

		Finance — 0.7%
		Citigroup (JSC Severstal)
	1,250	9.25%, 04/19/2014 (K)#	1,333
		Ford Motor Credit Co.
	2,430	7.16%, 04/15/2012 (L)#	2,382
		General Motors Acceptance Corp.
	3,370	6.88%, 09/15/2011	2,808
		Kazkommerts International B.V.
	412	8.00%, 11/03/2015 (I)	330
		LPL Holdings, Inc.
	1,110	10.75%, 12/15/2015 (H)	1,088
		Northern Rock plc
	774	5.60%, 04/30/2049 (I)	452
		RBS-Zero Hora Editora Journalistica
BRL	1,000	11.25%, 06/15/2017 (H)	475
		TuranAlem Finance B.V.
	350	7.75%, 04/25/2013 (K)	297

			9,165

		Foreign Governments — 0.4%
		Argentina (Republic of)
	1,240	7.00%, 10/03/2015	889
		Brazil (Republic of)
BRL	1,680	10.00%, 01/01/2017	823
		Sri Lanka (Republic of) ADR
	700	8.25%, 10/24/2012 (G)(H)	637
		Venezuela (Republic of)
	3,595	3.91%, 04/20/2011 (K)(L)	3,135

			5,484

		Health Care — 0.4%
		HCA, Inc.
	2,635	9.25%, 11/15/2016	2,833
		Reable Therapeutics Finance LLC
	530	11.75%, 11/15/2014 (G)	489
		Rite Aid Corp.
	2,150	7.50%, 03/01/2017	1,994

			5,316

		Services — 0.9%
		Dex Media West LLC, Inc.
	1,980	9.88%, 08/15/2013	1,866
		Echostar DBS Corp.
	2,825	6.38%, 10/01/2011	2,811
		Harrah’s Operating Co., Inc.
	3,355	10.75%, 02/01/2016 — 02/01/2018 (I)	2,861
		MGM Mirage, Inc.
	3,300	6.75%, 04/01/2013	3,036
		SunGard Data Systems, Inc.
	2,194	10.25%, 08/15/2015	2,331
		Videotron Ltd.
	170	9.13%, 04/15/2018 (I)	181

			13,086

		Technology — 1.2%
		Advanced Micro Devices, Inc.
	2,200	6.00%, 05/01/2015 (I)(X)#	1,391
		Charter Communications Operating LLC
	3,450	8.00%, 04/30/2012 (I)#	3,329
		CSC Holdings, Inc.
	2,785	7.63%, 04/01/2011	2,806
		Intelsat Bermuda Ltd.
	3,500	9.25%, 06/15/2016 #	3,531
		Vimpelcom
	2,000	8.38%, 04/30/2013 (G)(I)	2,000
		Windstream Corp.
	3,400	8.63%, 08/01/2016 #	3,561

			16,618

		Transportation — 0.1%
		Bristow Group, Inc.
	1,570	7.50%, 09/15/2017	1,621
		Utilities — 0.4%
		NRG Energy, Inc.
	1,745	7.38%, 01/15/2017	1,797
		Rede Empresas De Energia
	275	11.13%, 04/02/2049 (H)	260
		Texas Competitive Electric Co.
	3,830	10.25%, 11/01/2015 (I)	3,993

			6,050

		Total corporate bonds: non-investment grade (cost $75,088)	$73,545

MUNICIPAL BONDS — 0.1%
		General Obligations — 0.1%
		Oregon School Boards Association, Taxable Pension
	$1,250	4.76%, 06/30/2028	$1,139

		Total municipal bonds (cost $1,250)	$1,139

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE (V) — 0.0%
	Technology — 0.0%
	Freescale Semiconductor, Inc.
$662	4.46%, 11/28/2013 (N)	$578

	Total senior floating rate interests: investment grade (cost $558)	$578

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 6.0%
	Basic Materials — 0.9%
	Cenveo, Inc.
$1,326	4.35%, 06/21/2013 — 03/16/2014 (N)(Q)	$1,231
	Georgia-Pacific Corp.
2,061	4.73%, 02/14/2013 (N)	1,975
	Goodyear Tire & Rubber Co.
1,000	4.54%, 04/18/2014 (N)	951
	Graham Packaging Co., Inc.
1,766	5.04%, 04/03/2014 (N)	1,684
	Graphic Packaging Corp.
655	4.80%, 08/08/2010 (N)	629
	Hexion Specialty Chemicals
735	5.10%, 05/15/2013 (AA)(Q)	694
	Huntsman International LLC
1,356	4.64%, 04/23/2014 (N)	1,312
	Ineos Group
503	5.10%, 02/01/2013 (AA)(Q)	469
503	5.60%, 12/16/2014 (AA)(Q)	468
	ISP Chemco LLC
437	4.69%, 05/31/2014 (N)	411
	Jarden Corp.
1,561	5.20%, 01/24/2012 (N)	1,509
	Newpage Corp.
459	6.31%, 12/21/2014 (N)	455
	Novelis, Inc. CA Term Loan
256	4.85%, 07/06/2014 (AA)(Q)	243
	Novelis, Inc. US Term Loan
564	4.85%, 07/06/2014 (AA)(Q)	538

		12,569

	Capital Goods — 0.1%
	Yankee Candle Co.
785	4.61%, 02/06/2014 (N)	706
	Consumer Cyclical — 0.9%
	AM General LLC
985	5.71%, 09/30/2013 (N)(Q)	931
	American General Finance Corp.
37	5.73%, 09/01/2013 (N)(Q)	35
	Aramark Corp., Letter of Credit
38	3.18%, 01/19/2014 (N)	36
	Aramark Corp., Term Loan B
620	4.57%, 01/19/2014 (N)	594
	Delphi Corp.
980	6.88%, 07/01/2008 (N)	982
	Ford Motor Co.
5,985	5.80%, 12/15/2013 (N)#	5,496
	Lear Corp.
629	5.34%, 04/25/2012 (N)	608
	Masonite International Corp., Canadian Term Loan
580	4.89%, 04/30/2010 (N)#	520
	Masonite International Corp., U.S. Term Loan
581	4.89%, 04/30/2010 (N)#	524
	Michaels Stores, Inc.
776	5.10%, 11/11/2013 (N)(Q)	685
	Oshkosh Truck Corp.
390	4.51%, 12/06/2013 (N)#	366
	Roundy’s Supermarkets, Inc.
1,333	5.47%, 11/03/2011 (N)(Q)	1,252
	William Carter Co.
1,258	4.39%, 07/14/2012 (N)	1,195

		13,224

	Consumer Staples — 0.1%
	Dole Food Co., Inc.
52	4.58%, 04/12/2013 (AA)#	48
380	4.83%, 04/12/2013 (N)#	352
114	5.01%, 04/12/2013 (N)#	106

		506

	Energy — 0.0%
	Big West Oil LLC, Delayed Draw Term Loan
202	2.29%, 02/02/2015 (N)(Q)	190
	Big West Oil LLC, Term Loan B
162	5.00%, 02/02/2015 (N)#	153

		343

	Finance — 0.6%
	Brickman Group Holdings, Inc.
1,194	4.69%, 01/24/2014 (AA)(Q)	1,110
	Chrysler Financial Services NA
930	6.80%, 08/03/2012 (N)	846
569	9.30%, 08/03/2013 (N)	455
	Community Health Systems, Inc.
139	1.00%, 07/02/2014 (N)(Q)	133
2,721	5.34%, 07/02/2014 (N)	2,604
	Crescent Resources LLC
1,428	5.80%, 09/07/2012 (N)#	949
	General Growth Properties, Inc.
657	4.20%, 02/24/2010 (N)	584
	Golden Gate National
960	5.61%, 03/14/2011 (N)	886
	Nuveen Investments, Inc.
615	5.87%, 11/02/2014 (N)	587

		8,154

	Health Care — 0.5%
	Carestream Health, Inc.
1,189	4.83%, 04/12/2013 (N)	1,014
	HCA, Inc.
987	4.70%, 11/14/2012 (N)	932
2,062	4.95%, 11/17/2013 (N)#	1,960
	HealthSouth Corp.
708	5.23%, 03/07/2013 (N)	671
	IASIS Healthcare Capital Corp.
66	4.78%, 03/15/2014 (AA)	63
249	4.86%, 03/15/2014 (N)	236
721	4.88%, 01/15/2014 (N)	686

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Health Care — (continued)
	LifePoint Hospitals, Inc.
$245	4.71%, 04/15/2012 (N)	$235
	Skilled Healthcare Group, Inc.
1,705	4.89%, 06/15/2012 (N)(Q)	1,526
	Vanguard Health Holdings Co. II LLC
304	5.13%, 09/23/2011 (N)	292

		7,615

	Services — 1.7%
	Affinion Group, Inc.
765	5.56%, 10/07/2012 (N)	724
	Cedar Fair L.P., Term Loan B
1,246	4.86%, 07/21/2013 (N)#	1,185
	CSC Holdings, Inc.
1,391	4.48%, 03/24/2013 (N)(Q)	1,338
	Emdeon Business Services LLC
1,815	4.70%, 11/16/2013 (AA)(Q)	1,708
	Gray Television, Inc.
710	4.19%, 12/31/2014 (N)	621
	Harrah’s Entertainment Inc.
960	5.91%, 01/28/2015 (AA)(Q)	901
	Idearc, Inc.
2,215	4.24%, 11/17/2013 (N)	1,905
1,206	4.71%, 11/17/2014 (N)	992
	inVentiv Health, Inc.
602	4.45%, 07/05/2014 (N)	557
	Las Vegas Sands Corp.
353	4.45%, 05/23/2014 (N)	324
	Las Vegas Sands Corp., Delayed Draw Term Loan 1
71	0.75%, 05/23/2014 (N)(Q)	65
	Metavante Corp.
959	4.99%, 10/31/2014 (N)	914
	MGM Mirage, Inc.
1,649	3.30%, 10/03/2011 (N)	1,466
	R.H. Donnelley, Inc.
1,287	4.41%, 06/30/2011 (N)	1,218
	Regal Cinemas, Inc.
1,332	4.20%, 10/27/2013 (N)	1,266
	SunGard Data Systems, Inc.
1,460	4.88%, 02/28/2014 (N)	1,382
	Telesat Canada Delayed Draw Term Loan
98	5.85%, 09/01/2014 (AA)(Q)	92
	Telesat Canada Term Loan B
1,142	5.85%, 09/01/2014 (AA)(Q)	1,075
	Tribune Co.
1,981	7.54%, 05/23/2015 (N)	1,624
	UPC Financing Partnership
1,447	4.46%, 12/31/2014 (N)	1,353
	West Corp.
1,835	5.28%, 10/23/2013 (N)#	1,681
	WideOpenWest Finance LLC
2,622	9.88%, 07/01/2015 (N)(Q)	1,993

		24,384

	Technology — 0.8%
	Charter Communications Operating LLC
808	4.90%, 04/28/2013 (N)	714
	Cincinnati Bell, Inc.
472	4.64%, 08/31/2012 (N)	465
	First Data Corp.
918	5.65%, 09/24/2014 (AA)(Q)	863
	Intelsat Bermuda Ltd.
776	5.20%, 01/11/2014 (N)	773
2,500	9.25%, 01/15/2013 (AA)(Q)	2,250
	Intelsat Bermuda Ltd. Term Loan B 2A
261	5.18%, 01/03/2014 (N)	247
	Intelsat Bermuda Ltd. Term Loan B 2B
261	5.18%, 01/03/2014 (N)	246
	Intelsat Bermuda Ltd. Term Loan B 2C
261	5.18%, 01/03/2014 (N)	246
	Leap Wireless International, Inc.
958	5.70%, 06/15/2013 (N)	942
	Mediacom Broadband LLC, Term Loan D1
1,539	4.52%, 01/31/2015 (N)#	1,395
	Mediacom Broadband LLC, Term Loan D2
393	4.52%, 01/31/2015 (N)	361
	Mediacom LLC, Term Loan C
437	4.52%, 01/31/2015 (N)#	400
	MetroPCS Wireless, Inc.
1,343	5.32%, 11/02/2013 (N)(Q)	1,264
	Time Warner Telecom Holdings, Inc.
1,628	4.87%, 07/01/2013 (N)(Q)	1,532

		11,698

	Utilities — 0.4%
	Astoria Generating Co. Acquisitions LLC
372	4.66%, 02/23/2012 (N)	356
390	6.35%, 08/23/2013 (N)	366
	Calpine Corp.
1,282	5.58%, 03/29/2014 (N)	1,205
	Mirant North America LLC
581	4.61%, 01/03/2013 (N)#	565
	NRG Energy, Inc.
1,178	4.20%, 06/08/2013 (N)	1,130
575	4.60%, 02/01/2013 (AA)	549
	Texas Competitive Electric Holdings Co. LLC, Term Loan B2
796	6.58%, 10/24/2014 (N)	763
	Texas Competitive Electric Holdings Co. LLC, Term Loan B3
796	6.58%, 10/31/2014 (N)	761

		5,695

	Total senior floating rate interests: non-investment grade (cost $88,872)	$84,894

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)

U.S. GOVERNMENT AGENCIES — 34.8%
	Federal Home Loan Mortgage Corporation — 13.0%
	Mortgage Backed Securities:
$2,489	5.03%, 2035 (L)#	$2,520
5,712	5.31%, 2037 (L)#	5,808
6,875	5.40%, 2037 (L)	6,993
2,410	5.42%, 2036 (L)#	2,444
837	5.45%, 2036 (L)	850
43,790	5.50%, 2037	44,005
1,271	5.82%, 2036 (L)	1,303
70,232	6.00%, 2023 — 2038	71,987
2,385	6.00%, 2034 #	2,448
37,523	6.50%, 2037 — 2038	38,901

		177,259

	Remic — Pac’s:
8,425	5.00%, 2034 #	8,106

		185,365

	Federal National Mortgage Association — 18.3%
	Mortgage Backed Securities:
593	4.66%, 2034 (L)	601
2,284	4.69%, 2035 (L)	2,283
1,321	4.76%, 2035 (L)	1,324
489	4.80%, 2035 (L)	491
821	4.87%, 2035 (L)	829
621	4.89%, 2035 (L)	631
1,598	4.94%, 2035 (L)	1,601
60,398	5.00%, 2018 — 2034	59,859
2,632	5.00%, 2018 #	2,660
1,167	5.08%, 2035 (L)	1,184
19,858	5.28%, 2038	20,174
78,659	5.50%, 2017 — 2037	79,228
9,857	5.50%, 2033 #	9,946
25,480	6.00%, 2013 — 2036	26,093
3,182	6.00%, 2033 #	3,273
44,771	6.50%, 2031 — 2037	46,378
1,785	6.50%, 2038 (Q)	1,849
2,162	7.00%, 2037	2,275
251	7.50%, 2029 — 2031	270

		260,949

	Government National Mortgage Association — 2.7%
	Mortgage Backed Securities:
6,500	5.50%, 2038	6,596
4,209	5.50%, 2033 — 2035 #	4,277
21,625	6.00%, 2037	22,230
3,365	6.00%, 2032 — 2034 #	3,468
2,728	6.50%, 2028 — 2032 #	2,850

		39,421

	Other Government Agencies — 0.8%
	Small Business Administration Participation Certificates:
5,234	5.56%, 2027	5,356
5,524	5.57%, 2027	5,632

		10,988

	Total U.S. government agencies (cost $490,564)	$496,723

U.S. GOVERNMENT SECURITIES — 4.5%
	U.S. Treasury Securities — 4.5%
	U.S. Treasury Bonds:
$7,287	5.00%, 2037 (G)	$7,897
	U.S. Treasury Notes:
41,105	2.50%, 2013	40,110
3,690	2.75%, 2013 (G)	3,643
9,990	3.13%, 2013	10,029
2,205	3.50%, 2018	2,158

		55,940

	Total U.S. government securities (cost $64,376)	$63,837

Shares

PREFERRED STOCK — 0.4%
	Finance — 0.4%
88	Federal Home Loan Mortgage Corp.	$2,249
155	Federal National Mortgage Association	3,887

	Total preferred stock (cost $6,092)	$6,136

	Total long-term investments (cost $1,362,548)	$1,341,332
Principal
Amount

SHORT-TERM INVESTMENTS — 8.5%
	Finance — 3.9%
	BNP Paribas Finance
$14,000	2.44%, 05/01/2008	$13,999
	Deutsche Bank
14,000	2.30%, 05/01/2008	13,999
	Rabobank USA
14,000	2.31%, 05/01/2008	13,999
	Societe Generale NA
14,000	2.45%, 05/01/2008	13,999

		55,996

Shares

	Investment Pools and Funds — 0.0%
114	State Street Bank Money Market Fund	114
Principal
Amount

	Repurchase Agreements — 2.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $8,908, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $9,188)
$8,908	1.90% dated 04/30/2008	8,908
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $8,908, collateralized by U. S. Treasury Note 4.50%, 2011, value of $9,122)
8,908	1.90% dated 04/30/2008	8,908

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	Repurchase Agreements — (continued)

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $12,930, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $13,243)

$12,929	1.90% dated 04/30/2008		$12,929

			30,745

Shares

	Securities Purchased with Proceeds from Security Lending — 2.2%
	Cash Collateral Reinvestment Fund:
30,978	Navigator Prime Portfolio		30,978

Principal
Amount

	U.S. Treasury Bills — 0.2%
$3,050	1.10%, 06/12/2008 (M)(S)		3,046

	Total short-term investments (cost $120,878)		$120,879

	Total investments (cost $1,483,426) (C)	102.6%	$1,462,211
	Other assets and liabilities	(2.6)%	(36,740)

	Total net assets	100.0%	$1,425,471

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.07% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $1,483,884 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,070
Unrealized Depreciation	(37,743)

Net Unrealized Depreciation	$(21,673)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $229, which represents 0.02% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(AA)	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2008.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $104,847, which represents 7.36% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At April 30, 2008, the market value of these securities amounted to $5,930 or 0.42% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of April 30, 2008.

(N)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at April 30, 2008 was $21,657.

(V)	Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at April 30, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
10/2006	2,050	ACT Depositor Corp., 5.41%, 09/22/2041 - 144A	$1,996
03/2005	16,555	Banc of America Commercial Mortgage, Inc., 1.35%, 09/11/2036 - 144A	368
08/2006	1,230	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	1,227
08/2007	19,908	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	2,745
04/2007	1,000	Bayview Financial Acquisition Trust, 4.54%, 05/28/2037	1,000

The accompanying notes are an integral part of these financial statements.

The Hartford Total Return Bond Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis
10/2004	11,867	Bear Stearns Commercial Mortgage Securities, Inc., 0.82%, 07/11/2042	$280
12/2004	9,364	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	206
03/2004	22,593	Bear Stearns Commercial Mortgage Securities, Inc., 5.50%, 02/11/2041 - 144A	467
04/2006 – 08/2007	17,921	CBA Commercial Small Balance Commercial Mortgage — Class X1, 7.00%, 06/25/2038 - 144A	1,022
04/2006	9,905	CBA Commercial Small Balance Commercial Mortgage — Class X2, 7.00%, 07/25/2035 - 144A	621
02/2007	—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 - 144A	—
02/2007 – 12/2007	318	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 - 144A	602
07/2007	819	Credit-Based Asset Servicing and Securitization, 3.17%, 05/25/2036 - 144A	799
05/2007	10,158	First Horizon Mortgage Pass-Through Trust, 5.85%, 05/25/2037	10,181
06/2006	1,847	GE Business Loan Trust, 3.72%, 05/15/2034 - 144A	1,847
06/2006	58,695	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	345
07/2004	26,042	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	186
03/2007	385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
09/2006	89,557	JP Morgan Chase Commercial Mortgage Security Corp., 0.31%, 05/12/2045	1,882
03/2005	89,994	JP Morgan Chase Commercial Mortgage Security Corp., 4.82%, 08/12/2037	233
10/2007	1,110	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	1,130
07/2005	813	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	813
11/2006	1,555	MHP S.A., 10.25%, 11/30/2011 - 144A	1,560
04/2005 – 08/2006	3,682	Morgan Stanley Dean Witter Capital I, 8.05%, 08/25/2032 - Reg —	84
04/2007	81	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	81
11/2006	850	North Street Referenced Linked Notes, 4.30%, 07/30/2010 - 144A	768
05/2007	2,685	Northgroup Preferred Capital Corp., 6.38%, 10/15/2049 - 144A	2,685
03/2007	2,075	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	1,849
10/2007	800	Parkson Retail Group Ltd., 7.88%, 11/14/2011	813
10/2001 –	1,900	Potlatch Corp., 13.00%, 12/01/2009	1,943
11/2001 10/2007	1,000	RBS-Zero Hora Editora Journalistica, 11.25, 06/15/2017 - Reg —	518
04/2008	275	Rede Empresas De Energia, 11.13%, 04/02/2049 - 144A	262
03/2005	800	Renaissance Home Equity Loan Trust, 5.36%, 05/25/2035	800
03/2006	1,260	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	1,260
08/2007	1,550	Renaissance Home Equity Loan Trust — Class M5, 7.00%, 09/25/2037	1,192
08/2007	1,950	Renaissance Home Equity Loan Trust — Class M8, 7.00%, 09/25/2037	1,126
02/2007	87	Soundview NIM Trust, 6.41%, 12/25/2036 - 144A	87
10/2007	700	Sri Lanka (Republic of) ADR, 8.25%, 10/24/2012 - 144A	701
02/2004	8,470	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 - 144A	153
08/2007 – 10/2007	686,001	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	1,105

The aggregate value of these securities at April 30, 2008 was $37,485 which represents 2.63% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.

Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	2,121	Long	Jun 2008	$(1,675)
5 Year U.S. Treasury Note	1,946	Long	Jun 2008	(3,093)
10 Year U.S. Treasury Note	393	Short	Jun 2008	123
U.S. Long Bond	642	Short	Jun 2008	1,228

				$(3,417)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value	Amount	Date	(Depreciation)

British Pound (Sell)	$26,241	$26,486	05/13/08	$245
Euro (Buy)	13,349	13,143	06/17/08	206
Euro (Buy)	9,003	9,004	06/17/08	(1)
Euro (Sell)	39,843	39,058	06/17/08	(785)
Euro (Sell)	13,340	13,077	06/18/08	(263)
Japanese Yen (Buy)	19,428	19,746	05/08/08	(318)
Japanese Yen (Sell)	25,924	26,477	05/08/08	553
Japanese Yen (Buy)	6,409	6,386	05/09/08	23

				$(340)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford U.S. Government Securities Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 7.9%
	Finance — 7.9%
	Bayview Commercial Asset Trust
$12,501	7.00%, 07/25/2037 (H)(N)	$1,400
6,899	7.50%, 09/25/2037 (H)(N)	876
	Bayview Financial Acquisition Trust
2,100	4.54%, 05/28/2037 (H)(L)	840
	CBA Commercial Small Balance Commercial Mortgage
370	6.09%, 07/25/2039 (H)(L)	223
390	6.50%, 07/25/2039 (H)(L)	183
8,819	7.25%, 07/25/2039 (H)(N)	847
	Countrywide Asset-Backed Certificates
2,000	5.76%, 06/25/2035	1,084
2,000	5.80%, 07/25/2034	1,533
	Lehman XS Trust
1,860	6.50%, 05/25/2037 (H)(L)	1,782
	Merrill Lynch/Countrywide Commercial Mortgage Trust
4,000	5.46%, 07/12/2046 (L)	3,653
	Nationstar Home Equity Loan Trust
55	9.97%, 03/25/2037 (H)(L)	42
	Option One Mortgage Loan Trust
1,000	6.99%, 03/25/2037 (H)	140
	Renaissance Home Equity Loan Trust
1,430	7.00%, 09/25/2037 (H)	413
1,080	7.50%, 04/25/2037 — 06/25/2037 (H)	126
	Spirit Master Funding LLC
1,923	5.76%, 03/20/2024 (H)	1,873
	Wamu Commercial Mortgage Securities Trust
3,000	6.31%, 03/23/2045 (I)(L)	1,706

	Total asset & commercial mortgage backed securities (cost $24,221)	$16,721

CORPORATE BONDS: INVESTMENT GRADE — 0.2%
	Finance — 0.2%
	North Street Referenced Linked Notes
$500	4.30%, 07/30/2010 (H)(L)	$363

	Total corporate bonds: investment grade (cost $452)	$363

U.S. GOVERNMENT AGENCIES — 77.8%
	Federal Home Loan Mortgage Corporation — 16.8%
	Mortgage Backed Securities:
$9,179	6.00%, 2032 — 2037	$9,405
56	7.00%, 2029 — 2031	59
86	9.00%, 2022	95
44	11.50%, 2015 — 2019	47
23	11.75%, 2011	25
5	12.50%, 2019	5

		9,636

	Remic — Pac’s:
25,581	6.00%, 2032	26,227

		35,863

	Federal National Mortgage Association — 48.8%
	Mortgage Backed Securities:
$9,743	5.48%, 2036 (L)	$9,775
14,926	5.50%, 2015 — 2037	14,985
4,598	5.99%, 2037 (L)	4,678
1,668	6.00%, 2016 — 2031	1,720
1,261	6.01%, 2009	1,267
41,686	6.50%, 2013 — 2038	43,123
18	7.50%, 2030	19
17	8.00%, 2025	19
47	8.50%, 2022	51
9	9.75%, 2020	9
54	10.00%, 2020	60
28	10.50%, 2012 — 2018	32
—	10.75%, 2013	—
113	11.00%, 2015 — 2020	124
13	11.25%, 2013	13
4	11.50%, 2015	4
15	12.00%, 2014	17
47	12.50%, 2015	52

		75,948

	Notes:
15,000	4.14%, 2015 (G)	15,009
10,500	6.25%, 2029	12,241

		27,250

	Remic — Pac’s:
666	6.50%, 2012	689

		103,887

	Government National Mortgage Association — 2.3%
	Mortgage Backed Securities:
333	6.00%, 2034	343
2,838	6.50%, 2031 — 2032	2,963
32	7.00%, 2030	34
92	8.00%, 2022	100
311	9.50%, 2016 — 2019	345
22	11.00%, 2015 — 2018	25

		3,810

	Remic — Pac’s:
973	6.50%, 2031	1,013

		4,823

	Other Government Agencies — 9.9%
	Small Business Administration Participation Certificates:
1,000	5.35%, 2026	1,018
3,929	5.57%, 2027	4,005
2,301	5.66%, 2022	2,372
1,746	5.70%, 2026	1,812
1,043	5.78%, 2021	1,077
3,352	5.82%, 2026	3,481
2,440	5.98%, 2022	2,535
2,224	6.07%, 2026	2,333
2,348	6.14%, 2022	2,449

		21,082

	Total U.S. government agencies (cost $163,150)	$165,655

U.S. GOVERNMENT SECURITIES — 9.5%
	U.S. Treasury Securities — 9.5%
	U.S. Treasury Notes:
$11,000	2.75%, 2013 (G)	$10,859
5,000	3.25%, 2009 (G)	5,084
4,076	4.50%, 2017 (G)	4,319

	Total U.S. government securities (cost $20,276)	$20,262

	Total long-term investments (cost $208,099)	$203,001

The accompanying notes are an integral part of these financial statements.

The Hartford U.S. Government Securities Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)
SHORT-TERM INVESTMENTS — 20.2%
	Repurchase Agreements — 3.0%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,863, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $1,921)
$1,862	1.90% dated 04/30/2008		$1,862
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,863, collateralized by U. S. Treasury Note 4.50%, 2011, value of $1,907)
1,863	1.90% dated 04/30/2008		1,863

UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,703, collateralized by U.S. Treasury Bond 6.00% — 8.75%, 2020 — 2026, U.S. Treasury Note 4.75% — 13.25%, 2008 — 2016, value of $2,769)

2,703	1.90% dated 04/30/2008		2,703

			6,428

Shares

	Securities Purchased with Proceeds from Security Lending — 16.9%
	Cash Collateral Reinvestment Fund:
35,906	Navigator Prime Portfolio		35,906

Principal
Amount

	U.S. Treasury Bills — 0.3%
$750	1.43%, 06/12/2008 (M)(S)		749

	Total short-term investments (cost $43,083)		$43,083

	Total investments (cost $251,182) (C)	115.6%	$246,084
	Other assets and liabilities	(15.6)%	(33,265)

	Total net assets	100.0%	$212,819

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $251,280 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,856
Unrealized Depreciation	(8,052)

Net Unrealized Depreciation	$(5,196)

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $1,706, which represents 0.80% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(G)	Security is partially on loan at April 30, 2008.

(N)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2007	12,501	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	$1,772
08/2007	6,899	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	957
04/2007	2,100	Bayview Financial Acquisition Trust, 4.54%, 05/28/2037	2,100
05/2007	370	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	370
05/2007	390	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	390
05/2007	8,819	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	775
10/2007	1,860	Lehman XS Trust, 6.50%, 05/25/2037	1,840
04/2007	55	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	55
11/2006	500	North Street Referenced Linked Notes, 4.30%, 07/30/2010 - 144A	452
03/2007	1,000	Option One Mortgage Loan Trust, 6.99%, 03/25/2037	874
08/2007	1,430	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	1,166
03/2007 – 05/2007	1,080	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	988
03/2006	1,923	Spirit Master Funding LLC, 5.76%, 03/20/2024 - 144A	1,923

The aggregate value of these securities at April 30, 2008 was $9,108 which represents 4.28% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at April 30, 2008.
Futures Contracts Outstanding at April 30, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	281	Long	Jun 2008	$(341)
5 Year U.S. Treasury Note	100	Short	Jun 2008	(30)
10 Year U.S. Treasury Note	132	Long	Jun 2008	(64)
U.S. Long Bond	28	Short	Jun 2008	37

				$(398)

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Value Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.7%
	Basic Materials — 5.1%
63	Agrium, Inc. (G)	$4,945
27	Cleveland-Cliffs, Inc. (G)	4,395
98	E.I. DuPont de Nemours & Co.	4,808
95	Kimberly-Clark Corp.	6,086
217	Smurfit-Stone Container Corp. (D)	1,177

		21,411

	Capital Goods — 1.5%
99	Cummins, Inc.	6,171
	Consumer Cyclical — 7.0%
189	Altria Group, Inc.	3,778
106	Gap, Inc. (G)	1,974
215	Ingram Micro, Inc. (D)	3,651
164	Kroger Co.	4,466
92	Macy’s, Inc.	2,334
82	Philip Morris International, Inc. (D)	4,200
120	Safeway, Inc. (G)	3,792
161	Supervalu, Inc.	5,319

		29,514

	Consumer Staples — 5.4%
38	Colgate-Palmolive Co.	2,694
159	ConAgra Foods, Inc.	3,756
5	Kellogg Co.	276
26	Nestle S.A. ADR	3,137
128	PepsiCo, Inc.	8,758
216	Tyson Foods, Inc. Class A	3,850

		22,471

	Energy — 17.3%
88	Chevron Corp.	8,471
71	ConocoPhillips Holding Co.	6,082
228	Exxon Mobil Corp.	21,248
170	Newfield Exploration Co. (D)	10,342
182	Occidental Petroleum Corp.	15,119
67	Total S.A. ADR	5,603
91	XTO Energy, Inc.	5,643

		72,508

	Finance — 24.5%
162	ACE Ltd.	9,791
121	Aetna, Inc.	5,258
125	Allstate Corp.	6,305
179	Bank of America Corp.	6,716
99	Bank of New York Mellon Corp.	4,320
99	Chubb Corp.	5,255
256	Citigroup, Inc.	6,479
338	Discover Financial Services, Inc. (G)	6,148
32	Goldman Sachs Group, Inc.	6,162
303	Host Hotels & Resorts, Inc. (G)	5,213
244	JP Morgan Chase & Co.	11,622
179	Lloyd’s TSB Group plc ADR (G)	6,124
124	Morgan Stanley	6,031
84	PNC Financial Services Group, Inc.	5,791
61	UBS AG Rights (D)(H)	103
61	UBS AG (D)(G)	2,046
236	US Bancorp	7,988
38	Wells Fargo & Co.	1,133

		102,485

	Health Care — 7.5%
72	Abbott Laboratories	3,808
109	Baxter International, Inc.	6,762
165	Bristol-Myers Squibb Co.	3,621
226	CVS/Caremark Corp.	9,103
191	Schering-Plough Corp.	3,507
104	Wyeth	4,625

		31,426

	Services — 2.4%
199	Comcast Corp. Class A (G)	4,082
181	Sun Microsystems, Inc. (D)	2,836
200	Time Warner, Inc.	2,968

		9,886

	Technology — 14.5%
322	AT&T, Inc.	12,448
210	Cisco Systems, Inc. (D)	5,379
473	General Electric Co.	15,461
130	Hewlett-Packard Co.	6,035
298	Intel Corp.	6,629
40	International Business Machines Corp.	4,804
165	Microsoft Corp.	4,717
130	Verizon Communications, Inc.	5,002

		60,475

	Transportation — 3.0%
255	Delta Air Lines, Inc. (D)(G)	2,167
113	General Dynamics Corp.	10,227

		12,394

	Utilities — 9.5%
59	Entergy Corp.	6,777
104	Exelon Corp.	8,856
194	FPL Group, Inc.	12,853
94	NRG Energy, Inc. (D)	4,149
80	SCANA Corp.	3,170
110	Southern Co.	4,099

		39,904

	Total common stock (cost $378,421)	$408,645

Principal
Amount

SHORT-TERM INVESTMENTS — 2.8%
	Repurchase Agreements — 1.8%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $2,814, collateralized by FHLMC 5.00%, 2035, value of $2,871)
$2,814	1.98% dated 04/30/2008	$2,814
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,380, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $1,408)
1,380	2.00% dated 04/30/2008	1,380

The accompanying notes are an integral part of these financial statements.

The Hartford Value Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $3, collateralized by U. S. Treasury Note 3.63%, 2009, value of $3)
$3	1.90% dated 04/30/2008		$3
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,716, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $1,750)
1,716	2.00% dated 04/30/2008		1,716
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1,653, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $1,686)
1,653	1.96% dated 04/30/2008		1,653

			7,566

Shares

	Securities Purchased with Proceeds from Security Lending — 1.0%
	Cash Collateral Reinvestment Fund:
4,145	Goldman Sachs FS Prime Obligation/Institutional Fund		4,145

	Total short-term investments (cost $11,711)		$11,711

	Total investments (cost $390,132) (C)	100.5%	$420,356
	Other assets and liabilities	(0.5)%	(1,999)

	Total net assets	100.0%	$418,357

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.25% of total net assets at April 30, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $390,216 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,949
Unrealized Depreciation	(18,809)

Net Unrealized Appreciation	$30,140

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	61	UBS AG Rights	$—

The aggregate value of these securities at April 30, 2008 was $103 which represents 0.02% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Value Opportunities Fund

Schedule of Investments
April 30, 2008 (Unaudited)
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.0%
	Basic Materials — 5.1%
40	Alcoa, Inc.	$1,384
16	Arch Coal, Inc.	918
22	Celanese Corp.	973
61	Chemtura Corp.	424
20	Owens-Illinois, Inc. (D)	1,109
146	Rexam plc	1,288
144	Smurfit-Stone Container Corp. (D)	781
467	Uranium One, Inc. (D)	2,154
394	USEC, Inc. (D)(G)	1,830

		10,861

	Capital Goods — 5.5%
19	Alliant Techsystems, Inc. (D)	2,090
31	Baker Hughes, Inc.	2,507
37	Deere & Co.	3,119
40	Kennametal, Inc.	1,373
66	Varian Semiconductor Equipment Associates, Inc. (D)	2,407

		11,496

	Consumer Cyclical — 6.1%
337	Ford Motor Co. (D)(G)	2,779
117	Home Depot, Inc.	3,361
49	Liz Claiborne, Inc.	860
46	MDC Holdings, Inc.	2,000
149	TRW Automotive Holdings Corp. (D)	3,811

		12,811

	Consumer Staples — 7.4%
61	Avon Products, Inc.	2,369
1,462	Chaoda Modern Agriculture	2,103
60	Cosan Ltd. (D)	794
111	Dean Foods Co. (D)	2,568
—	Japan Tobacco, Inc.	2,018
4,032	Marine Harvest (D)(G)	2,646
94	Unilever N.V. NY Shares ADR	3,139

		15,637

	Energy — 10.6%
249	Brasil EcoDiesel Industria (D)	711
42	Exxon Mobil Corp.	3,890
70	Newfield Exploration Co. (D)	4,229
41	Noble Energy, Inc.	3,593
38	Petro-Canada	1,894
187	Talisman Energy, Inc.	3,803
44	Total S.A. ADR	3,674
25	UGI Corp.	650

		22,444

	Finance — 24.9%
137	ACE Ltd.	8,254
65	Aetna, Inc.	2,821
182	AMBAC Financial Group, Inc. (G)	841
219	Bank of America Corp.	8,226
56	Capital One Financial Corp. (G)	2,961
263	CIT Group, Inc. (G)	2,865
47	Citigroup, Inc.	1,198
39	Everest Re Group Ltd.	3,478
110	Federal National Mortgage Association	3,110
152	Genesis Lease Ltd.	2,057
179	Huntington Bancshares, Inc.	1,676
45	National City Corp. (A)(H)	253
76	Oaktree Capital (D)(I)	2,128
145	PennantPark Investment Corp.	1,071
45	Platinum Underwriters Holdings Ltd.	1,628
576	Royal Bank of Scotland Group plc	3,896
72	Sovereign Bancorp, Inc.	537
79	TD Ameritrade Holding Corp. (D)	1,434
84	UBS AG Rights (D)(H)	142
84	UBS AG (D)(G)	2,832
102	Washington Mutual, Inc. PIPE (A)(H)	1,131

		52,539

	Health Care — 11.2%
93	Alkermes, Inc. (D)	1,151
24	Amgen, Inc. (D)	1,022
22	Astellas Pharma, Inc.	885
29	Bristol-Myers Squibb Co.	646
107	Cooper Co., Inc. (G)	3,745
29	Covidien Ltd.	1,340
261	Impax Laboratories, Inc. (D)	2,410
21	Sanofi-Aventis S.A.	1,601
223	Schering-Plough Corp.	4,098
149	Wyeth	6,621

		23,519

	Services — 8.8%
208	BearingPoint, Inc. (D)	385
56	CACI International, Inc. Class A (D)	2,792
259	Comcast Corp. Class A	5,328
341	Comcast Corp. Special Class A	6,892
95	R.H. Donnelley Corp. (D)(G)	457
38	United Parcel Service, Inc. Class B	2,723

		18,577

	Technology — 13.0%
64	Arrow Electronics, Inc. (D)	1,733
164	Cisco Systems, Inc. (D)	4,197
122	Corning, Inc.	3,261
88	Fairchild Semiconductor International, Inc. (D)	1,144
242	Flextronics International Ltd. (D)	2,509
210	JDS Uniphase Corp. (D)(G)	3,010
109	Microsoft Corp.	3,095
83	Qualcomm, Inc.	3,602
74	Solar Cayman Ltd. (A)(D)(H)	986
103	Telefonaktiebolaget LM Ericsson ADR (G)	2,585
95	Virgin Media, Inc. (G)	1,223

		27,345

	Transportation — 3.5%
196	Delta Air Lines, Inc. (D)(G)	1,666
480	Northwest Airlines Corp. (D)	4,640
108	US Airways Group, Inc. (D)	929
28	US Airways Group, Inc. (D)(J)	238

		7,473

	Utilities — 0.9%
46	Progress Energy, Inc.	1,927

	Total common stock (cost $232,602)	$204,629

PREFERRED STOCK — 1.6%
	Finance — 1.6%
—	National City Corp. (A)(D)(H)(X)	2,154
65	Thornburg Mortgage, Inc. (X)	311
—	Washington Mutual, Inc. (A)(D)(H)(X)	885

	Total preferred stock (cost $4,170)	$3,350

	Total long-term investments (cost $236,772)	$207,979

The accompanying notes are an integral part of these financial statements.

The Hartford Value Opportunities Fund

Schedule of Investments — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Principal
Amount

SHORT-TERM INVESTMENTS — 11.2%
	Repurchase Agreements — 1.2%
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $949, collateralized by FHLMC 5.00%, 2035, value of $968)
$949	1.98% dated 04/30/2008		$949
	BNP Paribas Securities Corp. TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $466, collateralized by FNMA 5.50% — 6.50%, 2036 — 2038, value of $475)
465	2.00% dated 04/30/2008		465
	Deutsche Bank Securities Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $1, collateralized by U. S. Treasury Note 3.63%, 2009, value of $1)
1	1.90% dated 04/30/2008		1
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $579, collateralized by FHLMC 4.50% — 7.00%, 2016 — 2038, value of $590)
579	2.00% dated 04/30/2008		579
	JP Morgan Chase TriParty Joint Repurchase Agreement (maturing on 05/01/2008 in the amount of $558, collateralized by FNMA 4.50% — 7.00%, 2020 — 2038, value of $569)
558	1.96% dated 04/30/2008		558

			2,552

Shares

	Securities Purchased with Proceeds from Security Lending — 10.0%
	Cash Collateral Reinvestment Fund:
20,981	Goldman Sachs FS Prime Obligation/Institutional Fund		20,981

	Total short-term investments (cost $23,533)		$23,533

	Total investments (cost $260,305) (C)	109.8%	$231,512
	Other assets and liabilities	(9.8)%	(20,581)

	Total net assets	100.0%	$210,931

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.12% of total net assets at April 30, 2008.

(C)	At April 30, 2008, the cost of securities for federal income tax purposes was $260,626 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,644
Unrealized Depreciation	(44,758)

Net Unrealized Depreciation	$(29,114)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Funds’ Board of Directors at April 30, 2008, was $5,409, which represents 2.56% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted solely pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(G)	Security is partially on loan at April 30, 2008.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at April 30, 2008, was $2,128, which represents 1.01% of total net assets.

(J)	Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At April 30, 2008, the market value of these securities was $238, which represents 0.11% of total net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	45	National City Corp.	$223
04/2008	—	National City Corp. Preferred Stock	1,900
03/2007	74	Solar Cayman Ltd.	1,103
01/2006 – 11/2007	84	UBS AG Rights	—
04/2008	—	Washington Mutual, Inc. Preferred Stock	700
04/2008	102	Washington Mutual, Inc. PIPE - Reg D	894

The aggregate value of these securities at April 30, 2008 was $5,551 which represents 2.63% of total net assets.

PIPE — Private Investment in Public Equity

Forward Foreign Currency Contracts Outstanding at April 30, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$3,987	$3,949	07/31/08	$(38)
Japanese Yen (Sell)	23	23	05/02/08	—
Norwegian Krone (Sell)	21	21	05/02/08	—

				$(38)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities
April 30, 2008 (Unaudited)
(000’s Omitted)

		Balanced	Balanced
	Advisers	Allocation	Income
	Fund	Fund	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$1,420,200	$5,343	$55,924
Investments in underlying affiliated funds, at value (S)	—	971,086	—
Cash	—	—	—
Foreign currency on deposit with custodian #	13	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	2
Receivables:
Investment securities sold	20,462	—	11
Fund shares sold	507	2,526	138
Dividends and interest	5,162	1,466	518
Variation margin	—	—	8
Other assets	63	74	23

Total assets	1,446,407	980,495	56,624

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,967	—	4
Bank overdraft — U.S. Dollars	178	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d) (I)	104,889	—	—
Payables:
Investment securities purchased	26,971	22	249
Fund shares redeemed	2,156	1,578	38
Investment advisory and management fees (Note 5)	138	20	7
Dividends	—	—	—
Distribution fees (Note 5)	97	83	3
Reverse repurchase agreements (Note 2g)	—	—	—
Variation margin	—	—	4
Accrued interest expense	—	—	—
Accrued expenses	528	200	7
Written options contracts	—	—	—

Total liabilities	136,924	1,903	312

Net assets	$1,309,483	$978,592	$56,312

Summary of Net Assets:
Capital stock and paid-in-capital	$1,356,542	$955,355	$56,937
Accumulated undistributed (distribution in excess of) net investment income (loss)	2,421	(16,982)	224
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,583)	41,336	(438)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(35,897)	(1,117)	(411)

Net assets	$1,309,483	$978,592	$56,312

@ Cost of securities	$1,454,119	$5,223	$56,337

@ Market value of securities on loan	$102,433	$—	$—

(S) Cost of investments in underlying affiliated funds	$—	$972,323	$—

# Cost of foreign currency on deposit with custodian	$13	$—	$—

(I) Market Value of non-cash collateral for securities lending valued at	$—	$—	$—

(F)	Cash of $874 was designated to cover open put options written.

The accompanying notes are an integral part of these financial statements.

Capital	Capital	Checks	Conservative	Disciplined		Dividend and	Equity Growth
Appreciation	Appreciation II	and Balances	Allocation	Equity		Growth	Allocation	Equity Income
Fund	Fund	Fund	Fund	Fund		Fund	Fund	Fund

$22,896,245	$1,590,716	$—	$929	$298,520		$4,536,956	$2,398	$974,630
—	—	721,365	216,478	—		—	285,493	—
1	1,603	—	—	875	(F)	1,598	—	—
2,180	1,708	—	—	—		—	—	—
59	9	—	—	—		—	—	—

140,261	25,773	—	—	1,161		21,258	—	6,831
105,400	6,689	18,014	789	32		10,211	578	1,778
31,038	1,691	840	472	183		6,502	1	1,800
—	—	—	—	—		—	—	—
691	136	129	58	87		138	60	86

23,175,875	1,628,325	740,348	218,726	300,858		4,576,663	288,530	985,125

64,073	82	—	—	—		—	—	—
—	—	—	—	—		—	—	100
—	—	—	—	—		—	—	—
1,307,869	106,539	—	—	11,118		342,027	—	17,370

50,904	24,518	4,902	389	65		12,170	48	2,338
23,061	2,277	805	235	263		3,935	287	739
2,332	222	—	5	38		432	7	115
—	—	—	—	—		—	—	—
1,595	123	58	18	13		237	26	48
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
—	—	—	—	—		—	—	—
4,058	274	44	46	103		951	74	180
—	5	—	—	27		—	—	—

1,453,892	134,040	5,809	693	11,627		359,752	442	20,890

$21,721,983	$1,494,285	$734,539	$218,033	$289,231		$4,216,911	$288,088	$964,235

$18,924,791	$1,536,861	$736,116	$217,817	$288,202		$3,609,713	$278,453	$886,524
97,852	(908)	(1,699)	(1,607)	235		5,190	(10,537)	1,576
491,686	(17,626)	11,822	4,447	(10,294)		102,636	22,293	3,392
2,207,654	(24,042)	(11,700)	(2,624)	11,088		499,372	(2,121)	72,743

$21,721,983	$1,494,285	$734,539	$218,033	$289,231		$4,216,911	$288,088	$964,235

$20,624,435	$1,614,665	$—	$897	$287,455		$4,037,584	$2,330	$901,887

$1,260,719	$102,940	$—	$—	$10,765		$333,009		$16,962

$—	$—	$733,065	$219,134	$—		$—	$287,682	$—

$2,141	$1,717	$—	$—	$—		$—	$—	$—

$—	$—	$—	$—	$—		$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Balanced	Balanced
	Advisers	Allocation	Income
	Fund	Fund	Fund
Shares authorized	910,000	400,000	800,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$15.16/$16.04	$11.49/$12.16	$10.43/$11.04

Shares outstanding	61,743	53,083	4,603

Net assets	$936,121	$610,092	$48,021

Class B: Net asset value per share	$15.00	$11.46	$10.40

Shares outstanding	12,326	11,429	258

Net assets	$184,884	$130,964	$2,680

Class C: Net asset value per share	$15.16	$11.45	$10.39

Shares outstanding	11,320	19,500	529

Net assets	$171,612	$223,352	$5,500

Class I: Net asset value per share	$—	$11.49	$—

Shares outstanding	—	274	—

Net assets	$—	$3,151	$—

Class L: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$15.32	$11.46	$—

Shares outstanding	1	45	—

Net assets	$12	$513	$—

Class R4: Net asset value per share	$15.33	$11.49	$—

Shares outstanding	13	660	—

Net assets	$198	$7,579	$—

Class R5: Net asset value per share	$15.34	$11.50	$—

Shares outstanding	1	256	—

Net assets	$10	$2,941	$—

Class Y: Net asset value per share	$15.34	$—	$10.45

Shares outstanding	1,085	—	11

Net assets	$16,646	$—	$111

The accompanying notes are an integral part of these financial statements.

Capital	Capital	Checks and	Conservative	Disciplined	Dividend and	Equity Growth
Appreciation	Appreciation II	Balances	Allocation	Equity	Growth	Allocation	Equity Income
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
1,215,000	1,000,000	850,000	400,000	450,000	700,000	400,000	500,000

0.001	0.001	0.001	0.001	0.001	0.001	0.001	0.001

$38.91/$41.17	$13.61/$14.40	$9.96/$10.54	$10.60/$11.22	$13.31/$14.08	$20.27/$21.45	$12.62/$13.35	$13.53/$14.32

357,611	60,989	49,928	12,361	10,948	152,074	13,461	53,899

$13,914,556	$829,862	$497,493	$130,994	$145,728	$3,082,064	$169,933	$729,103

$34.63	$13.26	$9.94	$10.59	$12.62	$19.93	$12.52	$13.49

55,001	7,926	6,450	2,484	1,692	17,070	3,562	3,417

$1,904,860	$105,114	$64,090	$26,305	$21,352	$340,261	$44,613	$46,110

$34.85	$13.30	$9.94	$10.58	$12.63	$19.89	$12.52	$13.51

123,841	32,715	17,313	4,937	1,722	16,458	5,484	4,526

$4,316,181	$435,124	$172,069	$52,248	$21,753	$327,313	$68,657	$61,153

$38.81	$13.69	$9.96	$10.58	$—	$20.22	$12.64	$13.50

6,548	7,512	89	59	—	259	38	69

$254,146	$102,803	$887	$623	$—	$5,236	$480	$931

$—	$—	$—	$—	$—	$—	$—	$—

—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$41.43	$13.62	$—	$10.58	$13.69	$20.48	$12.58	$13.57

12	324	—	2	1	12	67	7

$479	$4,410	$—	$21	$11	$246	$842	$102

$41.65	$13.70	$—	$10.59	$13.72	$20.51	$12.59	$13.58

1,157	89	—	561	1	331	195	1

$48,193	$1,218	$—	$5,937	$10	$6,797	$2,452	$10

$41.80	$13.75	$—	$10.60	$13.73	$20.54	$12.64	$13.59

534	16	—	180	1	14	88	1

$22,325	$222	$—	$1,905	$10	$295	$1,111	$10

$41.90	$13.78	$—	$—	$13.74	$20.54	$—	$13.59

30,102	1,128	—	—	7,304	22,138	—	9,330

$1,261,243	$15,532	$—	$—	$100,367	$454,699	$—	$126,816

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Fundamental	Global
	Floating Rate	Growth	Communications
	Fund	Fund	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$2,909,162	$76,845	$49,242
Investments in underlying affiliated funds, at value (S)	—	—	—
Cash	—	—	4
Foreign currency on deposit with custodian #	—	—	35
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Investment securities sold	55,749	407	255
Fund shares sold	20,750	290	122
Dividends and interest	27,706	61	191
Variation margin	—	—	—
Other assets	236	41	36

Total assets	3,013,603	77,644	49,885

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Bank overdraft — U.S. Dollars	5,196	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d) (I)	—	16,528	3,810
Payables:
Investment securities purchased	75,383	722	—
Fund shares redeemed	11,760	39	247
Investment advisory and management fees (Note 5)	288	8	7
Dividends	4,269	—	—
Distribution fees (Note 5)	272	5	4
Reverse repurchase agreements (Note 2g)	—	—	—
Variation margin	—	—	—
Accrued interest expense	—	—	—
Accrued expenses	625	28	12
Written options contracts	—	—	—

Total liabilities	97,793	17,330	4,080

Net assets	$2,915,810	$60,314	$45,805

Summary of Net Assets:
Capital stock and paid-in-capital	$3,389,370	$57,306	$39,155
Accumulated undistributed (distribution in excess of) net investment income (loss)	4,406	(130)	226
Accumulated net realized gain (loss) on investments and foreign currency transactions	(161,676)	(1,108)	(524)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(316,290)	4,246	6,948

Net assets	$2,915,810	$60,314	$45,805

@ Cost of securities	$3,225,451	$72,599	$42,296

@ Market value of securities on loan	$—	$16,612	$3,704

(S) Cost of investments in underlying affiliated funds	$—	$—	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$33

(I) Market Value of non-cash collateral for securities lending valued at	$—	$467	$—

(a)	Commenced operations on February 29, 2008.
(F)	Cash of $7 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

		Global Financial			Global	Growth		Growth
Global Equity		Services	Global Growth	Global Health	Technology	Allocation	Growth	Opportunities
Fund (a)		Fund	Fund	Fund	Fund	Fund	Fund	Fund

$20,458		$40,057	$802,691	$908,728	$65,536	$6,748	$1,077,008	$3,150,745
—		—	—	—	—	832,856	—	—
8	(F)	499	—	—	1	—	1	—
—		—	244	32	31	—	—	—
—		2	5	—	—	—	—	151

288		687	—	8,660	1,884	—	3,545	67,439
30		416	297	933	86	2,030	1,269	14,037
35		100	1,083	1,779	25	593	773	1,964
—		—	—	—	—	—	—	—
96		45	121	92	117	71	117	273

20,915		41,806	804,441	920,224	67,680	842,298	1,082,713	3,234,609

1		8	7	9	—	—	—	66
—		—	—	2,518	—	—	—	3,009
—		1	—	—	—	—	—	—
—		2,104	74,617	85,065	5,145	—	23,983	313,528

204		2,357	9,793	—	1,651	368	6,331	118,114
—		78	832	1,707	78	1,493	1,326	8,434
3		5	97	121	9	18	128	327
—		—	—	—	—	—	—	—
1		3	37	49	5	78	51	149
—		—	—	—	—	—	—	—
1		—	—	—	—	—	—	—
—		—	—	—	—	—	—	—
1		14	273	231	37	208	326	273
—		—	—	—	—	—	—	—

211		4,570	85,656	89,700	6,925	2,165	32,145	443,900

$20,704		$37,236	$718,785	$830,524	$60,755	$840,133	$1,050,568	$2,790,709

$20,061		$39,739	$577,551	$817,710	$100,928	$800,769	$939,416	$2,679,870
37		246	(1,353)	(1,118)	(289)	(22,096)	(1,205)	(1,260)
(41)		(2,441)	21,424	10,792	(41,645)	53,867	37,326	(41,554)
647		(308)	121,163	3,140	1,761	7,593	75,031	153,653

$20,704		$37,236	$718,785	$830,524	$60,755	$840,133	$1,050,568	$2,790,709

$19,815		$40,366	$681,541	$905,538	$63,775	$6,559	$1,001,967	$2,997,157

$—		$1,970	$71,962	$82,144	$4,999	$—	$23,338	$305,966

$—		$—	$—	$—	$—	$825,452	$—	$—

$—		$—	$231	$32	$31	$—	$—	$—

$—		$—	$—	$76	$—	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		Fundamental	Global
	Floating Rate	Growth	Communications
	Fund	Fund	Fund
Shares authorized	2,400,000	300,000	300,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$9.11/$9.39	$11.61/$12.29	$9.52/$10.07

Shares outstanding	129,684	3,144	3,086

Net assets	$1,181,372	$36,503	$29,377

Class B: Net asset value per share	$9.11	$11.05	$9.15

Shares outstanding	6,313	952	626

Net assets	$57,496	$10,518	$5,731

Class C: Net asset value per share	$9.11	$11.06	$9.14

Shares outstanding	144,626	1,164	1,073

Net assets	$1,316,850	$12,877	$9,806

Class I: Net asset value per share	$9.12	$—	$—

Shares outstanding	26,638	—	—

Net assets	$242,808	$—	$—

Class L: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$9.12	$—	$—

Shares outstanding	57	—	—

Net assets	$518	$—	$—

Class R4: Net asset value per share	$9.11	$—	$—

Shares outstanding	63	—	—

Net assets	$572	$—	$—

Class R5: Net asset value per share	$9.14	$—	$—

Shares outstanding	21	—	—

Net assets	$192	$—	$—

Class Y: Net asset value per share	$9.11	$11.94	$9.73

Shares outstanding	12,740	35	92

Net assets	$116,002	$416	$891

(a)	Commenced operations on February 29, 2008.

The accompanying notes are an integral part of these financial statements.

	Global Financial			Global	Growth		Growth
Global Equity	Services	Global Growth	Global Health	Technology	Allocation	Growth	Opportunities
Fund (a)	Fund	Fund	Fund	Fund	Fund	Fund	Fund
850,000	300,000	450,000	500,000	300,000	400,000	27,000,000	23,750,000

0.001	0.001	0.001	0.001	0.001	0.001	0.0001	0.0001

$10.32/$10.92	$10.31/$10.91	$19.27/$20.39	$15.73/$16.65	$6.15/$6.51	$12.24/$12.95	$17.45/$18.47	$29.04/$30.73

1,793	2,524	21,825	27,056	5,654	38,951	29,482	52,267

$18,504	$26,040	$420,545	$425,647	$34,769	$476,745	$514,317	$1,517,789

$10.31	$10.14	$17.74	$14.62	$5.81	$12.15	$14.84	$23.75

30	339	3,128	4,745	1,979	11,010	2,268	2,470

$311	$3,437	$55,508	$69,357	$11,496	$133,771	$33,658	$58,664

$10.31	$10.08	$17.84	$14.65	$5.77	$12.14	$14.90	$23.82

32	607	3,484	8,340	2,204	18,226	5,028	12,530

$329	$6,115	$62,164	$122,218	$12,726	$221,317	$74,899	$298,399

$10.33	$—	$—	$15.85	$—	$12.21	$17.56	$29.19

31	—	—	1,082	—	106	2,091	3,982

$322	$—	$—	$17,160	$—	$1,296	$36,717	$116,221

$—	$—	$—	$—	$—	$—	$17.78	$29.65

—	—	—	—	—	—	15,265	21,959

$—	$—	$—	$—	$—	$—	$271,389	$651,081

$10.32	$—	$20.16	$16.37	$—	$12.17	$17.87	$29.82

30	—	1	7	—	5	1	154

$309	$—	$18	$108	$—	$62	$17	$4,591

$10.32	$—	$20.22	$16.47	$—	$12.20	$17.96	$29.95

30	—	1	172	—	419	87	444

$309	$—	$11	$2,838	$—	$5,117	$1,571	$13,301

$10.32	$—	$20.35	$16.55	$—	$12.25	$18.03	$30.02

30	—	1	86	—	149	4	29

$310	$—	$21	$1,431	$—	$1,825	$73	$867

$10.33	$10.46	$20.39	$16.57	$6.34	$—	$18.07	$30.07

30	157	8,851	11,573	278	—	6,527	4,316

$310	$1,644	$180,518	$191,765	$1,764	$—	$117,927	$129,796

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		High Yield	Income
	High Yield	Municipal Bond	Allocation
	Fund	Fund	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$287,062	$216,014	$1,121
Investments in underlying affiliated funds, at value (S)	—	—	60,495
Cash	—	—	—
Foreign currency on deposit with custodian #	1,262	—	—
Unrealized appreciation on forward foreign currency contracts	1	—	—
Receivables:
Investment securities sold	1,924	909	79
Fund shares sold	813	9,920	134
Dividends and interest	5,419	2,687	234
Variation margin	58	—	—
Other assets	136	105	70

Total assets	296,675	229,635	62,133

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d) (I)	37,883	—	—
Payables:
Investment securities purchased	6,564	19,930	—
Fund shares redeemed	236	181	152
Investment advisory and management fees (Note 5)	29	18	2
Dividends	289	364	—
Distribution fees (Note 5)	17	13	5
Reverse repurchase agreements (Note 2g)	—	—	—
Variation margin	—	—	—
Accrued interest expense	—	—	—
Accrued expenses	133	4	12
Written options contracts	—	—	—

Total liabilities	45,151	20,510	171

Net assets	$251,524	$209,125	$61,962

Summary of Net Assets:
Capital stock and paid-in-capital	$343,461	$217,394	$63,347
Accumulated undistributed (distribution in excess of) net investment income (loss)	210	83	11
Accumulated net realized gain (loss) on investments and foreign currency transactions	(84,110)	(864)	(727)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(8,037)	(7,488)	(669)

Net assets	$251,524	$209,125	$61,962

@ Cost of securities	$294,982	$223,502	$1,126

@ Market value of securities on loan	$37,114	$—	$—

(S) Cost of investments in underlying affiliated funds	$—	$—	$61,159

# Cost of foreign currency on deposit with custodian	$1,258	$—	$—

(I) Market Value of non-cash collateral for securities lending valued at	$—	$—	$—

(1)	Formerly known as The Hartford Select MidCap Growth Fund.

The accompanying notes are an integral part of these financial statements.

		International	International	International	LargeCap
Income	Inflation Plus	Growth	Opportunities	Small Company	Growth	MidCap	MidCap Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund (1)

$397,138	$832,952	$611,481	$551,764	$340,598	$11,321	$3,850,688	$54,758
—	—	—	—	—	—	—	—
—	—	3,250	—	—	—	1	27
79	4	3,843	1	—	—	34	—
—	—	69	14	21	—	—	—

1,599	18,576	23,939	6,892	5,191	4,193	32,077	—
390	2,073	1,334	2,728	351	1	3,179	122
3,403	3,524	1,514	1,084	1,239	6	1,013	14
481	—	—	—	—	—	—	—
57	168	93	85	73	32	86	53

403,147	857,297	645,523	562,568	347,473	15,553	3,887,078	54,974

144	—	713	29	12	—	—	—
—	—	—	774	455	—	—	—
—	—	—	—	—	—	—	—
52,840	—	47,047	88,124	51,115	—	817,311	12,046

4,895	12,803	34,857	14,130	5,893	4,183	53,566	27
220	2,023	1,334	461	485	—	3,694	48
31	69	83	64	42	1	363	5
142	467	—	—	—	—	—	—
9	61	31	22	11	—	213	3
—	50,738	—	—	—	—	—	—
207	78	—	—	—	—	—	—
—	3	—	—	—	—	—	—
30	135	168	119	73	3	850	19
—	750	—	—	—	—	—	—

58,518	67,127	84,233	103,723	58,086	4,187	875,997	12,148

$344,629	$790,170	$561,290	$458,845	$289,387	$11,366	$3,011,081	$42,826

$359,145	$777,410	$555,687	$413,326	$290,258	$12,095	$2,672,943	$45,327
386	1,085	(43)	580	(566)	(14)	(4,922)	(38)
(2,395)	7,799	(16,915)	18,634	2,058	(743)	85,772	(791)
(12,507)	3,876	22,561	26,305	(2,363)	28	257,288	(1,672)

$344,629	$790,170	$561,290	$458,845	$289,387	$11,366	$3,011,081	$42,826

$408,738	$829,436	$588,539	$525,464	$342,944	$11,293	$3,593,400	$56,437

$51,792	$—	$44,771	$84,968	$49,652	$—	$793,026	$11,848

$—	$—	$—	$—	$—	$—	$—	$—

$79	$3	$3,599	$1	$—	$—	$34	$—

$—	$—	$—	$1,145	$1,295	$—	$—	$92

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

		High Yield	Income
	High Yield	Municipal Bond	Allocation
	Fund	Fund	Fund
Shares authorized	500,000	650,000	400,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$7.46/$7.81	$8.76/$9.17	$9.77/$10.23

Shares outstanding	23,471	13,586	4,204

Net assets	$175,082	$119,046	$41,093

Class B: Net asset value per share	$7.44	$8.76	$9.77

Shares outstanding	3,658	341	652

Net assets	$27,233	$2,986	$6,375

Class C: Net asset value per share	$7.45	$8.77	$9.77

Shares outstanding	4,892	5,437	1,345

Net assets	$36,438	$47,656	$13,138

Class I: Net asset value per share	$7.46	$8.77	$9.78

Shares outstanding	13	4,497	84

Net assets	$98	$39,437	$821

Class L: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$7.46	$—	$9.78

Shares outstanding	2	—	2

Net assets	$12	$—	$16

Class R4: Net asset value per share	$7.46	$—	$9.77

Shares outstanding	1	—	52

Net assets	$10	$—	$507

Class R5: Net asset value per share	$7.46	$—	$9.78

Shares outstanding	1	—	1

Net assets	$10	$—	$12

Class Y: Net asset value per share	$7.46	$—	$—

Shares outstanding	1,694	—	—

Net assets	$12,641	$—	$—

(1)	Formerly known as The Hartford Select MidCap Growth Fund.

The accompanying notes are an integral part of these financial statements.

		International	International	International	LargeCap
Income	Inflation Plus	Growth	Opportunities	Small Company	Growth	MidCap	MidCap Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund (1)
300,000	600,000	500,000	500,000	350,000	800,000	460,000	800,000

0.001	0.001	0.001	0.001	0.001	0.001	0.001	0.001

$9.87/$10.34	$11.19/$11.72	$13.61/$14.40	$16.97/$17.96	$13.88/$14.69	$9.44/$9.99	$21.03/$22.25	$9.72/$10.29

10,992	24,797	27,550	14,995	8,579	1,076	94,553	3,426

$108,449	$277,495	$374,895	$254,454	$119,053	$10,146	$1,988,190	$33,283

$9.87	$11.17	$12.85	$15.64	$13.37	$9.33	$18.59	$9.49

1,002	6,983	3,295	2,075	1,168	42	19,117	456

$9,889	$77,996	$42,341	$32,448	$15,619	$393	$355,403	$4,328

$9.89	$11.16	$12.87	$15.48	$13.20	$9.34	$18.75	$9.44

1,657	20,298	4,300	2,468	1,909	78	23,595	529

$16,378	$226,581	$55,340	$38,199	$25,188	$730	$442,509	$4,996

$—	$11.22	$13.52	$—	$13.87	$—	$—	$—

—	1,171	209	—	42	—	—	—

$—	$13,146	$2,827	$—	$583	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$11.20	$13.84	$17.47	$—	$—	$—	$—

—	9	12	4	—	—	—	—

$—	$97	$171	$61	$—	$—	$—	$—

$—	$11.20	$13.91	$17.55	$—	$—	$—	$—

—	1	2	4	—	—	—	—

$—	$11	$31	$78	$—	$—	$—	$—

$—	$11.21	$13.98	$17.56	$—	$—	$—	$—

—	1	1	1	—	—	—	—

$—	$11	$11	$12	$—	$—	$—	$—

$9.85	$11.22	$14.01	$17.57	$14.09	$9.48	$22.72	$9.86

21,303	17,366	6,115	7,604	9,153	10	9,903	22

$209,913	$194,833	$85,674	$133,593	$128,944	$97	$224,979	$219

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Retirement
	MidCap Value	Money Market	Income
	Fund	Fund	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$415,090	$628,042	$—
Investments in underlying affiliated funds, at value (S)	—	—	7,306
Cash	—	1	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Investment securities sold	2,998	—	1
Fund shares sold	12	983	1
Dividends and interest	233	505	19
Variation margin	—	—	—
Other assets	114	187	58

Total assets	418,447	629,718	7,385

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d) (I)	90,418	—	—
Payables:
Investment securities purchased	1,772	—	—
Fund shares redeemed	759	1,758	2
Investment advisory and management fees (Note 5)	45	46	—
Dividends	—	57	—
Distribution fees (Note 5)	24	44	—
Reverse repurchase agreements (Note 2g)	—	—	—
Variation margin	—	—	—
Accrued interest expense	—	—	—
Accrued expenses	167	85	2
Written options contracts	—	—	—

Total liabilities	93,185	1,990	4

Net assets	$325,262	$627,728	$7,381

Summary of Net Assets:
Capital stock and paid-in-capital	$335,644	$627,728	$7,481
Accumulated undistributed (distribution in excess of) net investment income (loss)	(174)	—	(34)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,948)	—	29
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	6,740	—	(95)

Net assets	$325,262	$627,728	$7,381

@ Cost of securities	$408,350	$628,042	$—

@ Market value of securities on loan	$86,581	$—	$—

(S) Cost of investments in underlying affiliated funds	$—	$—	$7,401

# Cost of foreign currency on deposit with custodian	$—	$—	$—

(I) Market Value of non-cash collateral for securities lending valued at	$—	$—	$—

(F)	Cash of $59 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

Select MidCap	Select SmallCap				SmallCap
Value	Value		Short Duration	Small Company	Growth	Stock	Strategic Income	Target
Fund	Fund		Fund	Fund	Fund	Fund	Fund	Retirement 2010 Fund

$96,174	$106,748		$214,579	$969,008	$444,936	$904,414	$233,874	$409
—	—		—	—	—	—	—	15,378
—	59	(F)	17	99	1	1	19	—
—	—		—	—	—	9	116	—
—	—		—	5	—	—	—	—

—	232		—	4,390	222	9,526	3,506	—
61	—		358	5,193	198	169	2,350	24
51	84		1,611	170	77	808	3,543	25
—	—		—	—	—	—	269	—
54	20		41	105	115	385	97	56

96,340	107,143		216,606	978,970	445,549	915,312	243,774	15,892

—	—		—	—	—	1,996	—	—
—	—		—	—	—	—	—	—
—	—		—	91	—	—	—	—
13,720	—		—	290,776	129,979	55,962	—	—

—	20		3,998	4,800	247	8,456	11,051	24
74	—		564	553	1,255	1,430	301	—
10	18		18	90	42	102	21	—
—	—		71	—	—	—	353	—
2	1		8	30	15	61	16	1
—	—		—	—	—	—	—	—
1	3		—	33	3	—	17	—
—	—		—	—	—	—	—	—
29	19		37	141	273	503	15	4
—	—		—	—	—	—	—	—

13,836	61		4,696	296,514	131,814	68,510	11,774	29

$82,504	$107,082		$211,910	$682,456	$313,735	$846,802	$232,000	$15,863

$100,400	$124,732		$222,327	$692,109	$350,396	$1,047,989	$234,803	$15,778
266	411		12	(808)	(296)	929	322	(148)
(13,125)	(1,558)		(2,132)	(29,100)	(34,516)	(159,187)	319	93
(5,037)	(16,503)		(8,297)	20,255	(1,849)	(42,929)	(3,444)	140

$82,504	$107,082		$211,910	$682,456	$313,735	$846,802	$232,000	$15,863

$101,216	$123,302		$222,876	$948,925	$446,824	$945,334	$236,781	$399

$13,992	$—		$—	$279,792	$124,419	$54,298	$—	$—

$—	$—		$—	$—	$—	$—	$—	$15,248

$—	$—		$—	$—	$—	$9	$117	$—

$616	$—		$—	$—	$—	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Retirement
	MidCap Value	Money Market	Income
	Fund	Fund	Fund
Shares authorized	300,000	2,900,000	950,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$10.00/$10.58	$1.00/$1.00	$9.53/$10.08

Shares outstanding	22,569	402,637	385

Net assets	$225,688	$402,637	$3,670

Class B: Net asset value per share	$9.27	$1.00	$9.54

Shares outstanding	4,670	40,370	33

Net assets	$43,270	$40,370	$315

Class C: Net asset value per share	$9.27	$1.00	$9.55

Shares outstanding	4,801	111,051	102

Net assets	$44,531	$111,051	$977

Class I: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class L: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$—	$1.00	$9.53

Shares outstanding	—	14	9

Net assets	$—	$14	$88

Class R4: Net asset value per share	$—	$1.00	$9.54

Shares outstanding	—	62,384	140

Net assets	$—	$62,384	$1,340

Class R5: Net asset value per share	$—	$1.00	$9.55

Shares outstanding	—	7,522	91

Net assets	$—	$7,522	$869

Class Y: Net asset value per share	$10.50	$1.00	$9.54

Shares outstanding	1,121	3,750	13

Net assets	$11,773	$3,750	$122

The accompanying notes are an integral part of these financial statements.

Select MidCap	Select SmallCap			SmallCap
Value	Value	Short Duration	Small Company	Growth	Stock	Strategic Income	Target
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Retirement 2010 Fund
800,000	800,000	300,000	500,000	27,000,000	500,000	700,000	950,000

0.001	0.001	0.001	0.001	0.0001	0.001	0.001	0.001

$9.57/$10.13	$9.23/$9.77	$9.55/$9.85	$18.72/$19.81	$25.71/$27.21	$21.47/$22.72	$9.49/$9.94	$9.84/$10.41

2,615	1,800	3,922	17,894	4,770	24,980	9,907	999

$25,021	$16,611	$37,470	$334,888	$122,645	$536,296	$94,062	$9,831

$9.37	$9.13	$9.55	$16.80	$22.53	$19.84	$9.50	$9.83

359	55	604	2,137	585	5,808	605	72

$3,366	$498	$5,768	$35,898	$13,184	$115,234	$5,749	$705

$9.35	$9.14	$9.56	$16.80	$22.42	$20.02	$9.51	$9.83

534	83	3,066	3,306	740	5,896	7,446	70

$4,994	$756	$29,297	$55,543	$16,593	$118,068	$70,815	$686

$—	$—	$—	$18.83	$25.79	$—	$9.52	$—

—	—	—	658	128	—	3,243	—

$—	$—	$—	$12,382	$3,305	$—	$30,857	$—

$—	$—	$—	$—	$25.91	$—	$—	$—

—	—	—	—	4,214	—	—	—

$—	$—	$—	$—	$109,182	$—	$—	$—

$—	$—	$—	$19.88	$26.21	$22.20	$—	$9.84

—	—	—	98	—	1	—	1

$—	$—	$—	$1,948	$12	$30	$—	$11

$—	$—	$—	$19.98	$26.30	$22.32	$—	$9.84

—	—	—	793	62	2	—	360

$—	$—	$—	$15,839	$1,641	$39	$—	$3,540

$—	$—	$—	$20.06	$26.41	$22.34	$—	$9.84

—	—	—	246	—	—	—	96

$—	$—	$—	$4,934	$9	$10	$—	$941

$9.58	$9.23	$9.54	$20.10	$26.46	$22.35	$9.50	$9.85

5,128	9,670	14,609	10,996	1,783	3,451	3,213	15

$49,123	$89,217	$139,375	$221,024	$47,164	$77,125	$30,517	$149

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Target	Target	Tax-Free
	Retirement 2020	Retirement 2030	California
	Fund	Fund	Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$122	$333	$38,721
Investments in underlying affiliated funds, at value (S)	32,437	25,586	—
Cash	—	—	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Investment securities sold	—	—	246
Fund shares sold	107	189	46
Dividends and interest	36	16	472
Variation margin	—	—	—
Other assets	59	57	13

Total assets	32,761	26,181	39,498

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payable upon return of securities loaned (Note 2d) (I)	—	—	—
Payables:
Investment securities purchased	103	183	491
Fund shares redeemed	5	—	158
Investment advisory and management fees (Note 5)	1	1	4
Dividends	—	—	34
Distribution fees (Note 5)	1	1	2
Reverse repurchase agreements (Note 2g)	—	—	—
Variation margin	—	—	—
Accrued interest expense	—	—	—
Accrued expenses	4	3	6
Written options contracts	—	—	—

Total liabilities	114	188	695

Net assets	$32,647	$25,993	$38,803

Summary of Net Assets:
Capital stock and paid-in-capital	$32,963	$26,054	$42,006
Accumulated undistributed (distribution in excess of) net investment income (loss)	(423)	(417)	3
Accumulated net realized gain (loss) on investments and foreign currency transactions	379	757	(1,083)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(272)	(401)	(2,123)

Net assets	$32,647	$25,993	$38,803

@ Cost of securities	$120	$326	$40,844

@ Market value of securities on loan	$—	$—	$—

(S) Cost of investments in underlying affiliated funds	$32,711	$25,994	$—

# Cost of foreign currency on deposit with custodian	$—	$—	$—

(I) Market Value of non-cash collateral for securities lending valued at	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Tax-Free	Tax-Free	Tax-Free	Total Return	U.S. Government		Value
Minnesota	National	New York	Bond	Securities	Value	Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$35,525	$209,308	$16,257	$1,462,211	$246,084	$420,356	$231,512
—	—	—	—	—	—	—
—	—	—	27,057	6	1	—
—	—	—	692	—	—	—
—	—	—	1,027	—	—	—

—	4,078	—	37,044	2	3,079	1,604
9	1,347	150	4,473	1,226	519	189
531	2,778	261	11,791	1,690	687	424
—	—	—	1,578	165	—	—
11	97	11	182	84	70	115

36,076	217,608	16,679	1,546,055	249,257	424,712	233,844

—	—	—	1,367	—	—	38
—	—	—	—	—	—	13
—	—	—	—	—	—	—
—	—	—	30,978	35,906	4,145	20,981

703	13,100	456	85,555	—	2,014	1,031
75	231	—	1,338	235	77	720
3	18	1	121	19	55	29
26	241	3	188	147	—	—
1	11	1	60	10	7	12
—	—	—	—	—	—	—
—	—	—	704	56	—	—
—	—	—	—	—	—	—
11	49	5	273	65	57	89
—	—	—	—	—	—	—

819	13,650	466	120,584	36,438	6,355	22,913

$35,257	$203,958	$16,213	$1,425,471	$212,819	$418,357	$210,931

$35,648	$214,564	$16,597	$1,447,838	$234,025	$385,176	$251,796
5	61	2	545	131	2,317	758
(63)	(6,562)	(62)	2,060	(15,841)	640	(12,792)
(333)	(4,105)	(324)	(24,972)	(5,496)	30,224	(28,831)

$35,257	$203,958	$16,213	$1,425,471	$212,819	$418,357	$210,931

$35,858	$213,413	$16,581	$1,483,426	$251,182	$390,132	$260,305

$—	$—	$—	$30,362	$35,190	$4,022	$20,150

$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$701	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Assets and Liabilities — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Target	Target	Tax-Free
	Retirement 2020	Retirement 2030	California
	Fund	Fund	Fund
Shares authorized	950,000	950,000	250,000

Par value	0.001	0.001	0.001

Class A: Net asset value per share/Maximum offering price per share	$10.64/$11.26	$9.72/$10.29	$9.57/$10.02

Shares outstanding	1,775	1,735	3,363

Net assets	$18,892	$16,865	$32,172

Class B: Net asset value per share	$10.64	$9.73	$9.55

Shares outstanding	84	74	174

Net assets	$889	$719	$1,662

Class C: Net asset value per share	$10.63	$9.71	$9.58

Shares outstanding	82	95	519

Net assets	$867	$927	$4,969

Class I: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class L: Net asset value per share	$—	$—	$—

Shares outstanding	—	—	—

Net assets	$—	$—	$—

Class R3: Net asset value per share	$10.64	$9.71	$—

Shares outstanding	1	1	—

Net assets	$11	$11	$—

Class R4: Net asset value per share	$10.63	$9.69	$—

Shares outstanding	607	609	—

Net assets	$6,456	$5,900	$—

Class R5: Net asset value per share	$10.64	$9.71	$—

Shares outstanding	519	158	—

Net assets	$5,520	$1,536	$—

Class Y: Net asset value per share	$10.65	$9.75	$—

Shares outstanding	1	4	—

Net assets	$12	$35	$—

The accompanying notes are an integral part of these financial statements.

Tax-Free	Tax-Free	Tax-Free	Total Return	U.S. Government		Value
Minnesota	National	New York	Bond	Securities	Value	Opportunities
Fund	Fund	Fund	Fund	Fund	Fund	Fund
19,250,000	19,300,000	250,000	550,000	19,250,000	500,000	27,000,000

0.0001	0.0001	0.001	0.001	0.0001	0.001	0.0001

$9.73/$10.19	$10.31/$10.80	$9.86/$10.32	$10.44/$10.93	$9.05/$9.48	$12.46/$13.19	$12.55/$13.28

1,054	13,264	1,202	66,053	7,580	6,523	8,792

$10,256	$136,790	$11,853	$689,624	$68,578	$81,298	$110,327

$9.74	$10.24	$9.86	$10.38	$9.00	$12.18	$11.35

78	623	159	8,196	1,683	926	1,210

$756	$6,381	$1,569	$85,093	$15,153	$11,277	$13,730

$9.75	$10.27	$9.86	$10.46	$9.00	$12.19	$11.31

103	2,618	283	10,280	2,705	1,064	1,957

$1,002	$26,871	$2,791	$107,505	$24,353	$12,970	$22,120

$—	$10.33	$—	$10.44	$—	$12.46	$12.43

—	397	—	585	—	19	99

$—	$4,103	$—	$6,105	$—	$241	$1,234

$9.76	$10.28	$—	$—	$9.04	$—	$12.59

285	727	—	—	3,234	—	2,501

$2,786	$7,478	$—	$—	$29,226	$—	$31,482

$—	$—	$—	$10.56	$—	$12.36	$12.74

—	—	—	3	—	1	71

$—	$—	$—	$35	$—	$10	$910

$—	$—	$—	$10.57	$—	$12.38	$12.81

—	—	—	930	—	1	187

$—	$—	$—	$9,835	$—	$10	$2,395

$—	$—	$—	$10.57	$—	$12.39	$12.86

—	—	—	29	—	1	1

$—	$—	$—	$302	$—	$11	$9

$9.73	$10.29	$—	$10.56	$9.06	$12.40	$12.92

2,103	2,171	—	49,886	8,333	25,205	2,223

$20,457	$22,335	$—	$526,972	$75,509	$312,540	$28,724

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Operations
For the Six Month Period Ended April 30, 2008 (Unaudited)
(000’s Omitted)

		Balanced
	Advisers	Allocation	Balanced Income
	Fund	Fund	Fund
Investment Income:
Dividends	$7,482	$—	$441
Dividends from underlying affiliated funds	—	14,002	—
Interest	12,098	3	867
Securities lending	462	—	—
Less: Foreign tax withheld	(98)	—	(5)

Total investment income, net	19,944	14,005	1,303

Expenses:
Investment management and advisory fees	4,373	596	184
Transfer agent fees	1,495	470	23
Distribution fees
Class A	1,213	739	54
Class B	1,037	642	12
Class C	910	1,083	24
Class L	—	—	—
Class R3	—	1	—
Class R4	—	5	—
Custodian fees	9	—	6
Accounting services	117	53	4
Registration and filing fees	67	69	15
Board of Directors’ fees and expense	12	7	—
Interest & dividend expense	—	—	—
Other expenses	278	163	10

Total expenses (before waivers and fees paid indirectly)	9,511	3,828	332
Expense waivers	—	—	(1)
Transfer agent fee waivers	—	—	—
Commission recapture	(30)	—	—
Custodian fee offset	(7)	—	—

Total waivers and fees paid indirectly	(37)	—	(1)

Total expenses, net	9474	3,828	331

Net investment income (loss)	10,470	10,177	972

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	42,094	—
Net realized gain (loss) on investments in underlying affiliated funds	—	(403)	—
Net realized gain (loss) on investments; unaffiliated	(8,272)	—	(471)
Net realized gain (loss) on futures, written options and swap contracts	305 †	—	36
Net realized gain (loss) on foreign currency transactions	(1,312)	—	11

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(9,279)	41,691	(424)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(111,260)	(103,904)	(1,984)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	13	—	(6)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,978)	—	(3)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(113,225)	(103,904)	(1,993)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(122,504)	(62,213)	(2,417)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(112,034)	$(52,036)	$(1,445)

(AA)	Realized gains on written options were $212.
†	Realized gains on written options were $305.

The accompanying notes are an integral part of these financial statements.

Capital	Capital	Checks and	Conservative	Disciplined	Dividend and	Equity Growth
Appreciation	Appreciation II	Balances	Allocation	Equity	Growth	Allocation	Equity Income
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$126,458	$9,803	$—	$—	$2,507	$49,149	$—	$16,123
—	—	5,382	3,616	—	—	1,739	—
21,509	1,155	—	—	63	2,504	1	484
3,731	637	—	—	37	853	—	47
(4,831)	(435)	—	—	—	(552)	—	(115)

146,867	11,160	5,382	3,616	2,607	51,954	1,740	16,539

65,933	6,384	—	150	1,229	12,585	208	3,437
13,288	1,072	214	87	308	2,972	275	594

15,994	987	388	152	195	3,773	205	891
9,644	498	187	126	124	1,762	218	235
20,486	2,055	531	243	117	1,654	335	319
—	—	—	—	—	—	—	—
—	5	—	—	—	1	2	—
38	1	—	3	—	5	2	—
308	35	—	—	4	4	—	3
1,543	100	26	11	24	315	16	68
468	100	64	43	40	133	52	76
131	9	1	4	3	30	2	7
—	—	—	—	—	—	—	—
2,870	191	40	35	59	621	48	149

130,703	11,437	1,451	854	2,103	23,855	1,363	5,779
—	—	—	(7)	(40)	—	(3)	(237)
—	—	—	—	(20)	—	—	—
(273)	(57)	—	—	(4)	(42)	—	(16)
(8)	—	—	—	(1)	(2)	—	—

(281)	(57)	—	(7)	(65)	(44)	(3)	(253)

130,422	11,380	1,451	847	2,038	23,811	1,360	5,526

16,445	(220)	3,931	2,769	569	28,143	380	11,013

—	—	11,822	5,443	—	—	22,142	—
—	—	—	(565)	—	—	151	—
563,301	(13,507)	—	—	248	105,299	—	3,465
—	—	—	—	119	(AA)	—	—	—
(70,838)	(246)	—	—	—	—	—	(10)

492,463	(13,753)	11,822	4,878	367	105,299	22,293	3,455

(2,171,024)	(188,686)	(19,845)	(13,807)	(36,922)	(410,413)	(53,173)	(87,595)

—	(1)	—	—	(32)	—	—	—

11,088	(91)	—	—	—	—	—	—

(2,159,936)	(188,778)	(19,845)	(13,807)	(36,954)	(410,413)	(53,173)	(87,595)

(1,667,473)	(202,531)	(8,023)	(8,929)	(36,587)	(305,114)	(30,880)	(84,140)

$(1,651,028)	$(202,751)	$(4,092)	$(6,160)	$(36,018)	$(276,971)	$(30,500)	$(73,127)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Operations — (continued)
For the Six Month Period Ended April 30, 2008 (Unaudited)
(000’s Omitted)

		Fundamental	Global
	Floating Rate	Growth	Communications
	Fund	Fund	Fund
Investment Income:
Dividends	$—	$343	$716
Dividends from underlying affiliated funds	—	—	—
Interest	130,751	21	22
Securities lending	—	22	22
Less: Foreign tax withheld	—	(5)	(73)

Total investment income, net	130,751	381	687

Expenses:
Investment management and advisory fees	10,569	250	209
Transfer agent fees	1,039	70	58
Distribution fees
Class A	1,838	44	36
Class B	313	53	29
Class C	7,710	62	52
Class L	—	—	—
Class R3	1	—	—
Class R4	—	—	—
Custodian fees	9	2	6
Accounting services	293	3	3
Registration and filing fees	271	19	19
Board of Directors’ fees and expense	27	1	—
Interest & dividend expense	—	—	—
Other expenses	715	17	11

Total expenses (before waivers and fees paid indirectly)	22,785	521	423
Expense waivers	(41)	(10)	(3)
Transfer agent fee waivers	—	—	(2)
Commission recapture	—	—	—
Custodian fee offset	(8)	—	—

Total waivers and fees paid indirectly	(49)	(10)	(5)

Total expenses, net	22,736	511	418

Net investment income (loss)	108,015	(130)	269

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	—
Net realized gain (loss) on investments in underlying affiliated funds	—	—	—
Net realized gain (loss) on investments; unaffiliated	(110,274)	(1,035)	129
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(130)	—	(4)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(110,404)	(1,035)	125

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(179,763)	(2,927)	(5,271)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	760	—	3

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(179,003)	(2,927)	(5,268)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(289,407)	(3,962)	(5,143)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(181,392)	$(4,092)	$(4,874)

(a)	Commenced operations on February 29, 2008.

The accompanying notes are an integral part of these financial statements.

	Global Financial			Global	Growth		Growth
Global Equity	Services	Global Growth	Global Health	Technology	Allocation	Growth	Opportunities
Fund (a)	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$91	$608	$3,654	$5,104	$227	$—	$4,918	$10,387
—	—	—	—	—	8,289	—	—
5	28	241	179	13	2	300	2,237
—	11	255	316	10	—	206	976
(8)	(64)	(294)	(212)	(4)	—	(155)	(280)

88	583	3,856	5,387	246	8,291	5,269	13,320

30	147	2,983	3,903	284	536	3,905	8,294
—	38	905	757	151	614	738	1,598

7	29	533	581	46	584	673	1,399
—	16	318	376	59	661	176	277
—	26	323	641	64	1,093	379	1,258
—	—	—	—	—	—	349	854
—	—	—	—	—	—	—	5
—	—	—	2	—	4	1	10
—	9	16	6	5	—	5	22
1	2	57	64	4	47	70	150
9	19	58	60	29	66	75	129
—	—	6	7	1	6	10	13
—	—	—	—	—	—	—	—
4	13	130	150	17	144	201	267

51	299	5,329	6,547	660	3,755	6,582	14,276
—	(9)	(50)	—	(68)	—	(48)	(45)
—	(4)	(58)	(19)	(54)	—	(18)	(9)
—	—	(12)	(12)	(3)	—	(41)	(125)
—	—	(1)	(2)	—	—	(1)	(1)

—	(13)	(121)	(33)	(125)	—	(108)	(180)

51	286	5,208	6,514	535	3,755	6,474	14,096

37	297	(1,352)	(1,127)	(289)	4,536	(1,205)	(776)

—	—	—	—	—	53,859	—	—
—	—	—	—	—	188	—	—
(37)	(2,324)	22,007	12,192	(1,260)	—	39,293	(39,113)
(1)	—	—	—	—	—	—	—
(3)	(7)	(17)	36	1	—	(46)	(663)

(41)	(2,331)	21,990	12,228	(1,259)	54,047	39,247	(39,776)

643	(4,118)	(129,918)	(109,649)	(10,503)	(124,574)	(170,671)	(265,641)

5	—	—	—	—	—	—	—
(1)	—	—	(38)	(4)	—	(10)	60

647	(4,118)	(129,918)	(109,687)	(10,507)	(124,574)	(170,681)	(265,581)

606	(6,449)	(107,928)	(97,459)	(11,766)	(70,527)	(131,434)	(305,357)

$643	$(6,152)	$(109,280)	$(98,586)	$(12,055)	$(65,991)	$(132,639)	$(306,133)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Operations — (continued)
For the Six Month Period Ended April 30, 2008 (Unaudited)
(000’s Omitted)

		High Yield	Income
	High Yield	Municipal Bond	Allocation
	Fund	Fund	Fund
Investment Income:
Dividends	$28	$—	$16
Dividends from underlying affiliated funds	—	—	1,477
Interest	9,855	3,199	1
Securities lending	158	—	—
Less: Foreign tax withheld	—	—	—

Total investment income, net	10,041	3,199	1,494

Expenses:
Investment management and advisory fees	785	297	42
Transfer agent fees	266	12	31
Distribution fees
Class A	195	87	47
Class B	143	10	31
Class C	160	110	53
Class L	—	—	—
Class R3	—	—	—
Class R4	—	—	1
Custodian fees	4	2	—
Accounting services	19	9	4
Registration and filing fees	49	41	39
Board of Directors’ fees and expense	2	1	—
Interest & dividend expense	—	—	—
Other expenses	56	12	15

Total expenses (before waivers and fees paid indirectly)	1,679	581	263
Expense waivers	(174)	(331)	(44)
Transfer agent fee waivers	(2)	—	—
Commission recapture	—	—	—
Custodian fee offset	(1)	—	—

Total waivers and fees paid indirectly	(177)	(331)	(44)

Total expenses, net	1,502	250	219

Net investment income (loss)	8,539	2,949	1,275

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	—
Net realized gain (loss) on investments in underlying affiliated funds	—	—	(60)
Net realized gain (loss) on investments; unaffiliated	(9,707)	(580)	—
Net realized gain (loss) on futures, written options and swap contracts	1,254	—	—
Net realized gain (loss) on foreign currency transactions	(91)	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(8,544)	(580)	(60)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(4,704)	(6,439)	(552)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	(234)	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	96	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(4,842)	(6,439)	(552)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(13,386)	(7,019)	(612)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,847)	$(4,070)	$663

(1)	Formerly known as The Hartford Select MidCap Growth Fund.
(D)	Realized losses on written options were $1,078.

The accompanying notes are an integral part of these financial statements.

			International	International	International	LargeCap
Income	Inflation Plus		Growth	Opportunities	Small Company	Growth	MidCap	MidCap Growth
Fund	Fund		Fund	Fund	Fund	Fund	Fund	Fund (1)

$53	$—		$4,279	$3,979	$3,003	$60	$12,684	$186
—	—		—	—	—	—	—	—
10,676	16,992		385	295	127	1	1,150	(10)
170	—		97	283	339	—	1,837	33
—	—		(527)	(503)	(283)	—	(60)	—

10,899	16,992		4,234	4,054	3,186	61	15,611	209

926	1,846		2,526	1,815	1,291	37	10,755	125
86	271		571	421	213	3	2,493	54

129	290		482	293	150	13	2,419	31
49	367		223	167	81	2	1,879	20
76	959		292	166	134	3	2,246	23
—	—		—	—	—	—	—	—
—	—		—	—	—	—	—	—
—	—		—	—	—	—	—	—
5	3		26	19	22	2	9	6
28	59		48	36	24	1	210	2
25	54		69	48	39	25	72	22
2	5		3	3	2	—	26	—
—	199		—	—	—	—	—	—
47	81		90	67	49	7	513	6

1,373	4,134		4,330	3,035	2,005	93	20,622	289
(28)	(252)		—	(15)	(10)	(18)	—	(33)
—	—		(12)	(27)	(13)	—	—	(9)
—	—		(41)	(9)	(3)	—	(99)	—
(1)	—		—	(2)	—	—	(2)	—

(29)	(252)		(53)	(53)	(26)	(18)	(101)	(42)

1,344	3,882		4,277	2,982	1,979	75	20,521	247

9,555	13,110		(43)	1,072	1,207	(14)	(4,910)	(38)

—	—		—	—	—	—	—	—
—	—		—	—	—	—	—	—
(7,288)	21,505		(15,922)	20,695	2,539	(709)	86,820	(708)
6,146	5,441	(D)	—	—	—	(7)	—	(12)
(289)	53		(201)	(248)	(9)	—	(143)	—

(1,431)	26,999		(16,123)	20,447	2,530	(716)	86,677	(720)

(7,347)	468		(94,760)	(56,298)	(44,035)	(923)	(312,681)	(3,190)

(972)	835		—	—	—	—	—	7

295	—		(388)	6	(23)	—	—	—

(8,024)	1,303		(95,148)	(56,292)	(44,058)	(923)	(312,681)	(3,183)

(9,455)	28,302		(111,271)	(35,845)	(41,528)	(1,639)	(226,004)	(3,903)

$100	$41,412		$(111,314)	$(34,773)	$(40,321)	$(1,653)	$(230,914)	$(3,941)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Operations — (continued)
For the Six Month Period Ended April 30, 2008 (Unaudited)
(000’s Omitted)

	MidCap	Money	Retirement
	Value	Market	Income
	Fund	Fund	Fund
Investment Income:
Dividends	$2,272	$—	$—
Dividends from underlying affiliated funds	—	—	104
Interest	68	10,518	—
Securities lending	295	—	—
Less: Foreign tax withheld	(3)	—	—

Total investment income, net	2,632	10,518	104

Expenses:
Investment management and advisory fees	1,510	1,226	4
Transfer agent fees	455	463	1
Distribution fees Class A	312	458	4
Class B	243	173	1
Class C	251	494	3
Class L	—	—	—
Class R3	—	—	—
Class R4	—	48	1
Custodian fees	7	2	—
Accounting services	26	43	—
Registration and filing fees	24	62	35
Board of Directors’ fees and expense	4	3	—
Interest & dividend expense	—	—	—
Other expenses	80	84	8

Total expenses (before waivers and fees paid indirectly)	2,912	3,056	57
Expense waivers	(80)	(165)	(42)
Transfer agent fee waivers	(11)	—	—
Commission recapture	(19)	—	—
Custodian fee offset	—	(1)	—

Total waivers and fees paid indirectly	(110)	(166)	(42)

Total expenses, net	2,802	2,890	15

Net investment income (loss)	(170)	7,628	89

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	—	—	81
Net realized gain (loss) on investments in underlying affiliated funds	—	—	(46)
Net realized gain (loss) on investments; unaffiliated	(16,286)	—	—
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	(12)	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(16,298)	—	35

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(60,111)	—	(161)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(60,111)	—	(161)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(76,409)	—	(126)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(76,579)	$7,628	$(37)

(I)	Realized gains on written options were $70.

The accompanying notes are an integral part of these financial statements.

Select MidCap	Select SmallCap	Short	Small	SmallCap	Strategic	Target
Value	Value	Duration	Company	Growth	Stock	Income	Retirement 2010
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$890	$1,125	$—	$1,811	$994	$7,265	$29	$—
—	—	—	—	—	—	—	187
20	89	5,287	506	78	70	6,128	—
42	—	—	910	653	105	—	—
—	(2)	—	(89)	—	(102)	—	—

952	1,212	5,287	3,138	1,725	7,338	6,157	187

333	528	525	2,420	1,314	3,254	446	9
66	9	46	520	374	1,416	47	2
37	21	50	355	166	705	88	10
18	3	29	207	70	670	22	3
29	4	131	279	92	629	227	3
—	—	—	—	143	—	—	—
—	—	—	2	—	—	—	—
—	—	—	15	1	—	—	2
5	3	1	18	9	18	3	—
6	7	18	47	25	64	14	1
20	13	23	55	49	47	43	35
1	1	2	4	4	10	1	—
—	—	—	—	—	—	—	—
20	23	34	95	65	201	20	10

535	612	859	4,017	2,312	7,014	911	75
(31)	(1)	(17)	(30)	(173)	(416)	(446)	(40)
(5)	(1)	—	(20)	(116)	(171)	—	—
—	—	—	(18)	—	(33)	—	—
—	(1)	(1)	(3)	(2)	(1)	—	—

(36)	(3)	(18)	(71)	(291)	(621)	(446)	(40)

499	609	841	3,946	2,021	6,393	465	35

453	603	4,446	(808)	(296)	945	5,692	152

—	—	—	—	—	—	—	381
—	—	—	—	—	—	—	(285)
(12,324)	(1,370)	262	(25,126)	(27,165)	(8,426)	(2,081)	—
(135)	(199)	—	(1,159)	(173)	70	(I)	2,452	—
—	—	—	10	—	(1,331)	29	—

(12,459)	(1,569)	262	(26,275)	(27,338)	(9,687)	400	96

(633)	(16,955)	(6,201)	(56,745)	(27,668)	(118,928)	(2,889)	(366)

4	33	—	4	27	15	(604)	—

—	—	—	(2)	—	(2,009)	205	—

(629)	(16,922)	(6,201)	(56,743)	(27,641)	(120,922)	(3,288)	(366)

(13,088)	(18,491)	(5,939)	(83,018)	(54,979)	(130,609)	(2,888)	(270)

$(12,635)	$(17,888)	$(1,493)	$(83,826)	$(55,275)	$(129,664)	$2,804	$(118)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Operations — (continued)
For the Six Month Period Ended April 30, 2008 (Unaudited)
(000’s Omitted)

	Target	Target	Tax-Free
	Retirement	Retirement	California
	2020 Fund	2030 Fund	Fund
Investment Income:
Dividends	$—	$—	$—
Dividends from underlying affiliated funds	336	190	—
Interest	—	—	1,142
Securities lending	—	—	—
Less: Foreign tax withheld	—	—	—

Total investment income, net	336	190	1,142

Expenses:
Investment management and advisory fees	19	15	118
Transfer agent fees	7	8	5
Distribution fees Class A	22	19	45
Class B	4	3	9
Class C	4	3	26
Class L	—	—	—
Class R3	—	—	—
Class R4	4	4	—
Custodian fees	—	—	1
Accounting services	1	1	3
Registration and filing fees	35	35	3
Board of Directors’ fees and expense	—	—	—
Interest & dividend expense	—	—	—
Other expenses	11	10	12

Total expenses (before waivers and fees paid indirectly)	107	98	222
Expense waivers	(38)	(40)	(13)
Transfer agent fee waivers	—	(1)	—
Commission recapture	—	—	—
Custodian fee offset	—	—	—

Total waivers and fees paid indirectly	(38)	(41)	(13)

Total expenses, net	69	57	209

Net investment income (loss)	267	133	933

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Capital gain distribution received from underlying affiliated funds	938	1,002	—
Net realized gain (loss) on investments in underlying affiliated funds	(556)	(243)	—
Net realized gain (loss) on investments; unaffiliated	—	—	(811)
Net realized gain (loss) on futures, written options and swap contracts	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	382	759	(811)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,510)	(1,839)	(1,821)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(1,510)	(1,839)	(1,821)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:	(1,128)	(1,080)	(2,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(861)	$(947)	$(1,699)

#	Realized gains on written options were $75.

The accompanying notes are an integral part of these financial statements.

Tax-Free	Tax-Free	Tax-Free	Total	U.S.		Value
Minnesota	National	New York	Return Bond	Government	Value	Opportunities
Fund	Fund	Fund	Fund	Securities Fund	Fund	Fund

$—	$—	$—	$157	$—	$4,995	$2,259
—	—	—	—	—	—	—
899	5,292	390	35,103	5,799	205	94
—	—	—	442	66	8	134
—	—	—	—	—	(1)	(54)

899	5,292	390	35,702	5,865	5,207	2,433

97	531	43	3,330	561	1,606	977
4	33	1	796	109	113	230
12	158	14	803	76	101	157
4	33	8	418	72	58	80
3	122	13	486	102	63	126
3	10	—	—	38	—	43
—	—	—	—	—	—	1
—	—	—	8	—	—	2
1	2	1	10	4	2	8
3	14	1	107	16	29	17
5	40	3	67	28	44	59
1	1	—	8	2	3	2
—	—	—	—	—	—	—
13	34	8	183	47	57	58

146	978	92	6,216	1,055	2,076	1,760
(9)	(78)	(10)	(128)	(60)	(4)	(76)
—	—	—	(17)	(7)	(3)	(12)
—	—	—	—	—	(7)	(5)
—	(2)	—	(2)	—	—	(1)

(9)	(80)	(10)	(147)	(67)	(14)	(94)

137	898	82	6,069	988	2,062	1,666

762	4,394	308	29,633	4,877	3,145	767

—	—	—	—	—	—	—
—	—	—	—	—	—	—
51	(5,675)	(10)	(10,812)	1,088	724	(12,459)
—	—	—	19,072 #	2,959	—	—
—	—	—	2,516	(18)	—	(22)

51	(5,675)	(10)	10,776	4,029	724	(12,481)

(813)	(4,741)	(434)	(14,542)	(4,540)	(31,379)	(41,556)

—	—	—	(3,674)	(510)	—	—

—	—	—	(231)	—	—	(39)

(813)	(4,741)	(434)	(18,447)	(5,050)	(31,379)	(41,595)

(762)	(10,416)	(444)	(7,671)	(1,021)	(30,655)	(54,076)

$—	$(6,022)	$(136)	$21,962	$3,856	$(27,510)	$(53,309)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets

(000’s Omitted)

	Advisers		Balanced Allocation
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	April 30, 2008	Year Ended	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$10,470	$23,390	$10,177	$15,407
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(9,279)	172,391	41,691	49,799
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(113,225)	2,117	(103,904)	51,767
Payment from affiliate	—	1,265	—	—

Net increase (decrease) in net assets resulting from operations	(112,034)	199,163	(52,036)	116,973

Distributions to Shareholders:
From net investment income
Class A	(8,207)	(19,328)	(18,556)	(15,079)
Class B	(805)	(2,614)	(3,543)	(2,566)
Class C	(877)	(2,237)	(6,050)	(4,197)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(49)	(27)
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	(6)	(1)
Class R4	(1)	—	(111)	(8)
Class R5	—	—	(37)	(4)
Class Y	(199)	(418)	—	—
From net realized gain on investments
Class A	(116,370)	(6,251)	(26,812)	(10,441)
Class B	(26,714)	(1,942)	(5,971)	(2,511)
Class C	(22,170)	(1,238)	(9,928)	(3,938)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(41)	(8)
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	(1)	—	(5)	—
Class R4	(6)	—	(145)	—
Class R5	(1)	—	(32)	—
Class Y	(2,135)	(99)	—	—
Class Z (L)	—	—	—	—

Total distributions	(177,486)	(34,127)	(71,286)	(38,780)

Capital Share Transactions:
Class A	49,125	(133,135)	78,877	106,188
Class B	(17,071)	(124,064)	12,478	15,343
Class C	3,149	(34,409)	26,809	35,931
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	2,319	499
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	4	10	405	110
Class R4	151	52	5,201	2,595
Class R5	1	10	2,240	691
Class Y	441	317	—	—
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	35,800	(291,219)	128,329	161,357

Net increase (decrease) in net assets	(253,720)	(126,183)	5,007	239,550

Net Assets:
Beginning of period	1,563,203	1,689,386	973,585	734,035

End of period	$1,309,483	$1,563,203	$978,592	$973,585

Accumulated undistributed (distribution in excess of) net investment income	$2,421	$2,040	$(16,982)	$1,193

**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Balanced Income		Capital Appreciation		Capital Appreciation II		Checks and Balances
Fund		Fund		Fund		Fund
For the		For the		For the		For the	For the
Six-Month		Six-Month		Six-Month		Six-Month	Period
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	May 31, 2007 **
April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	through
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$972	$975	$16,445	$30,020	$(220)	$(2,086)	$3,931	$641
(424)	203	492,463	1,862,223	(13,753)	100,180	11,822	—
(1,993)	1,146	(2,159,936)	2,292,940	(188,778)	140,398	(19,845)	8,145
—	—	—	5,181	—	—	—	—

(1,445)	2,324	(1,651,028)	4,190,364	(202,751)	238,492	(4,092)	8,786

(790)	(786)	—	(33,636)	—	—	(4,330)	(374)
(33)	(30)	—	—	—	—	(387)	(30)
(70)	(50)	—	—	—	—	(1,132)	(79)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(197)	—	—	(1)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(2)	(4)	—	(4,697)	—	—	—	—

(167)	—	(1,110,145)	(715,257)	(57,297)	(5,732)	—	—
(10)	—	(197,872)	(156,558)	(7,516)	(710)	—	—
(18)	—	(395,137)	(249,010)	(29,945)	(2,391)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(13,451)	(501)	(6,004)	(201)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(3)	—	(33)	—	—	—
—	—	(1,432)	—	(1)	—	—	—
—	—	(353)	—	(12)	—	—	—
—	—	(79,569)	(35,768)	(11)	(3)	—	—
—	—	—	—	—	—	—	—

(1,090)	(870)	(1,797,962)	(1,195,624)	(100,819)	(9,037)	(5,850)	(483)

9,693	27,689	2,367,940	2,431,543	180,589	443,858	331,915	166,707
517	1,922	76,446	41,383	22,649	58,670	45,004	19,089
1,483	3,761	655,872	850,051	110,227	253,343	119,262	53,328
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	121,069	132,728	36,763	69,323	873	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	436	34	4,042	386	—	—
—	—	34,078	14,997	1,230	11	—	—
—	—	21,288	1,139	121	121	—	—
2	4	378,911	479,269	15,544	3	—	—
—	—	—	—	—	—	—	—

11,695	33,376	3,656,040	3,951,144	371,165	825,715	497,054	239,124

9,160	34,830	207,050	6,945,884	67,595	1,055,170	487,112	247,427

47,152	12,322	21,514,933	14,569,049	1,426,690	371,520	247,427	—

$56,312	$47,152	$21,721,983	$21,514,933	$1,494,285	$1,426,690	$734,539	$247,427

$224	$147	$97,852	$81,407	$(908)	$(688)	$(1,699)	$220

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Conservative Allocation		Disciplined Equity
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	April 30, 2008	Year Ended	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$2,769	$4,618	$569	$1,252
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	4,878	7,548	367	50,332
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(13,807)	5,004	(36,954)	(6,869)
Payment from affiliate	—	—	—	292

Net increase (decrease) in net assets resulting from operations	(6,160)	17,170	(36,018)	45,007

Distributions to Shareholders:
From net investment income
Class A	(3,072)	(3,533)	(266)	(1,382)
Class B	(547)	(622)	—	(40)
Class C	(1,070)	(1,157)	—	(19)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(36)	(54)	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	(55)	(2)	—	—
Class R5	(19)	(2)	—	—
Class Y	—	—	(754)	(659)
From net realized gain on investments
Class A	(4,167)	(2,432)	—	—
Class B	(882)	(541)	—	—
Class C	(1,608)	(933)	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(57)	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	(1)	—	—	—
Class R4	(22)	—	—	—
Class R5	(22)	—	—	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—

Total distributions	(11,558)	(9,276)	(1,020)	(2,100)

Capital Share Transactions:
Class A	20,420	23,133	(12,839)	(34,732)
Class B	2,724	4,085	(5,502)	(9,835)
Class C	10,102	8,445	(1,883)	(6,068)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(741)	1,372	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	2	19	1	10
Class R4	5,520	419	—	10
Class R5	1,254	684	—	10
Class Y	—	—	1,744	(71,369)
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	39,281	38,157	(18,479)	(121,974)

Net increase (decrease) in net assets	21,563	46,051	(55,517)	(79,067)

Net Assets:
Beginning of period	196,470	150,419	344,748	423,815

End of period	$218,033	$196,470	$289,231	$344,748

Accumulated undistributed (distribution in excess of) net investment income	$(1,607)	$423	$235	$686

(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Dividend and Growth		Equity Growth Allocation		Equity Income		Floating Rate
Fund		Fund		Fund		Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$28,143	$46,424	$380	$(828)	$11,013	$16,868	$108,015	$258,356
105,299	229,113	22,293	21,836	3,455	26,554	(110,404)	(48,190)
(410,413)	287,647	(53,173)	28,992	(87,595)	75,895	(179,003)	(133,017)
—	1,018	—	—	—	—	—	—

(276,971)	564,202	(30,500)	50,000	(73,127)	119,317	(181,392)	77,149

(22,216)	(37,212)	(6,891)	(2,190)	(8,256)	(12,051)	(46,970)	(136,560)
(1,026)	(1,617)	(1,544)	(428)	(332)	(495)	(1,754)	(3,576)
(1,212)	(1,949)	(2,397)	(664)	(483)	(767)	(43,156)	(89,045)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(30)	(14)	(8)	—	(12)	(13)	(10,017)	(26,124)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1)	—	(33)	—	(1)	—	(13)	(4)
(30)	(1)	(40)	—	—	—	(9)	(1)
(2)	—	(4)	—	—	—	(6)	(6)
(2,963)	(2,241)	—	—	(1,642)	(2,902)	(3,431)	(5,224)

(173,551)	(164,850)	(10,090)	(2,496)	(19,859)	(20,565)	—	—
(21,507)	(23,203)	(2,786)	(715)	(1,368)	(1,677)	—	—
(19,864)	(20,178)	(4,315)	(1,115)	(1,893)	(2,383)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(129)	(2)	(4)	—	(24)	(4)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(9)	—	(55)	—	(3)	—	—	—
(106)	—	(47)	—	—	—	—	—
(10)	—	(4)	—	—	—	—	—
(14,212)	(7,549)	—	—	(3,379)	(1,849)	—	—
—	—	—	—	—	—	—	—

(256,868)	(258,816)	(28,218)	(7,608)	(37,252)	(42,706)	(105,356)	(260,540)

251,017	372,656	31,232	32,237	53,065	174,908	(692,263)	584,619
(5,150)	167	6,154	7,666	(593)	5,152	(9,038)	31,641
8,055	21,475	9,005	11,542	(3,645)	5,519	(427,964)	1,110,429
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
3,635	1,802	435	43	122	750	(138,292)	366,570
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
89	168	70	910	17	93	262	290
4,943	1,991	2,172	418	1	10	574	11
121	193	1,020	70	—	10	1	211
230,887	110,477	—	—	10,342	110,119	18,152	56,559
—	—	—	—	—	—	—	—

493,597	508,929	50,088	52,886	59,309	296,561	(1,248,568)	2,150,330

(40,242)	814,315	(8,630)	95,278	(51,070)	373,172	(1,535,316)	1,966,939

4,257,153	3,442,838	296,718	201,440	1,015,305	642,133	4,451,126	2,484,187

$4,216,911	$4,257,153	$288,088	$296,718	$964,235	$1,015,305	$2,915,810	$4,451,126

$5,190	$4,527	$(10,537)	$—	$1,576	$1,289	$4,406	$1,747

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Fundamental Growth		Global Communications
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	April 30, 2008	Year Ended	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$(130)	$(381)	$269	$22
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(1,035)	8,960	125	1,784
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(2,927)	6,222	(5,268)	10,286
Payment from affiliate	—	193	—	6

Net increase (decrease) in net assets resulting from operations	(4,092)	14,994	(4,874)	12,098

Distributions to Shareholders:
From net investment income
Class A	—	—	(31)	(304)
Class B	—	—	—	(61)
Class C	—	—	—	(78)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(9)	(20)
From net realized gain on investments
Class A	(4,325)	—	(1,352)	(50)
Class B	(1,393)	—	(282)	(12)
Class C	(1,555)	—	(502)	(16)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(42)	—	(43)	(3)
Class Z (L)	—	—	—	—

Total distributions	(7,315)	—	(2,219)	(544)

Capital Share Transactions:
Class A	3,394	(9,466)	3,771	5,601
Class B	403	(3,729)	457	456
Class C	1,599	(2,306)	391	3,314
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	94	(191)	143	(317)
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	5,490	(15,692)	4,762	9,054

Net increase (decrease) in net assets	(5,917)	(698)	(2,331)	20,608

Net Assets:
Beginning of period	66,231	66,929	48,136	27,528

End of period	$60,314	$66,231	$45,805	$48,136

Accumulated undistributed (distribution in excess of) net investment income	$(130)	$—	$226	$(3)

**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Global Equity	Global Financial Services		Global Growth		Global Health
Fund	Fund		Fund		Fund
For the Period	For the		For the		For the
February 29,	Six-Month		Six-Month		Six-Month
2008 ** through	Period Ended	For the	Period Ended	For the	Period Ended	For the
April 30, 2008	April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended
(Unaudited)	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$37	$297	$379	$(1,352)	$(4,543)	$(1,127)	$(2,821)
(41)	(2,331)	3,917	21,990	99,720	12,228	69,145
647	(4,118)	(1,517)	(129,918)	142,454	(109,687)	11,971
—	—	6	—	1,914	—	105

643	(6,152)	2,785	(109,280)	239,545	(98,586)	78,400

—	(356)	(170)	—	—	—	—
—	(16)	(7)	—	—	—	—
—	(30)	(13)	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(23)	(10)	—	—	—	—

—	(2,765)	(1,199)	(52,363)	(21,115)	(35,137)	(14,366)
—	(428)	(238)	(8,994)	(4,013)	(6,084)	(3,261)
—	(593)	(255)	(8,596)	(3,527)	(10,053)	(3,961)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	(1,046)	(28)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	(1)	—	(7)	—
—	—	—	(1)	—	(36)	—
—	—	—	(1)	—	(26)	—
—	(166)	(56)	(19,921)	(8,887)	(14,030)	(7,108)
—	—	—	—	—	—	—

—	(4,377)	(1,948)	(89,877)	(37,542)	(66,419)	(28,724)

17,929	9,231	2,363	44,428	(39,418)	2,562	112,453
301	671	(69)	(3,868)	(14,043)	1,144	(1,331)
319	2,415	1,007	5,047	(7,369)	9,811	33,372
—	—	—	—	—	—	—
—	—	—	—	—	—	—
312	—	—	—	—	5,751	13,622
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
300	—	—	8	10	16	111
300	—	—	16	10	2,525	481
300	—	—	11	10	1,144	439
300	555	534	29,124	(26,063)	14,035	7,304
—	—	—	—	—	—	—

20,061	12,872	3,835	74,766	(86,863)	36,988	166,451

20,704	2,343	4,672	(124,391)	115,140	(128,017)	216,127

—	34,893	30,221	843,176	728,036	958,541	742,414

$20,704	$37,236	$34,893	$718,785	$843,176	$830,524	$958,541

$37	$246	$374	$(1,353)	$(1)	$(1,118)	$9

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Global Technology		Growth Allocation
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	April 30, 2008	Year Ended	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$(289)	$(735)	$4,536	$4,831
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(1,259)	11,223	54,047	56,969
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(10,507)	5,071	(124,574)	73,180
Payment from affiliate	—	22	—	—

Net increase (decrease) in net assets resulting from operations	(12,055)	15,581	(65,991)	134,980

Distributions to Shareholders:
From net investment income
Class A	—	—	(17,401)	(7,234)
Class B	—	—	(4,046)	(1,483)
Class C	—	—	(6,814)	(2,548)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(31)	(5)
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	(2)	—
Class R4	—	—	(51)	—
Class R5	—	—	(26)	—
Class Y	—	—	—	—
From net realized gain on investments
Class A	—	—	(27,625)	(8,062)
Class B	—	—	(7,937)	(2,375)
Class C	—	—	(13,242)	(3,987)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	(44)	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	(3)	—
Class R4	—	—	(69)	—
Class R5	—	—	(39)	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—

Total distributions	—	—	(77,330)	(25,694)

Capital Share Transactions:
Class A	(5,009)	4,442	54,966	70,608
Class B	(812)	(1,335)	13,637	17,733
Class C	(319)	880	20,706	28,652
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	606	702
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	18	50
Class R4	—	—	4,967	308
Class R5	—	—	1,108	757
Class Y	(539)	1,110	—	—
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	(6,679)	5,097	96,008	118,810

Net increase (decrease) in net assets	(18,734)	20,678	(47,313)	228,096

Net Assets:
Beginning of period	79,489	58,811	887,446	659,350

End of period	$60,755	$79,489	$840,133	$887,446

Accumulated undistributed (distribution in excess of) net investment income	$(289)	$—	$(22,096)	$1,739

**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Growth		Growth Opportunities		High Yield		High Yield Municipal Bond
Fund		Fund		Fund		Fund
For the		For the		For the		For the	For the
Six-Month		Six-Month		Six-Month		Six-Month	Period
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	May 1, 2007 **
April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	through
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$(1,205)	$(3,863)	$(776)	$233	$8,539	$18,849	$2,949	$707
39,247	95,187	(39,776)	261,090	(8,544)	6,406	(580)	(284)
(170,681)	158,395	(265,581)	273,877	(4,842)	(6,511)	(6,439)	(1,049)
—	154	—	413	—	—	—	—

(132,639)	249,873	(306,133)	535,613	(4,847)	18,744	(4,070)	(626)

—	—	—	—	(6,058)	(13,611)	(1,912)	(529)
—	—	—	—	(1,005)	(2,286)	(46)	(16)
—	—	—	—	(1,126)	(2,480)	(526)	(82)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(167)	—	(6)	(1)	(421)	(57)
—	—	(256)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	(1)	—	—
—	—	(8)	—	—	(1)	—	—
—	—	—	—	—	(1)	—	—
—	—	(319)	—	(289)	(306)	—	—

(46,494)	(45,649)	(115,156)	(30,496)	—	—	—	—
(3,520)	(3,502)	(7,805)	(2,833)	—	—	—	—
(7,327)	(6,798)	(28,975)	(3,986)	—	—	—	—
—	—	—	—	—	—	—	—
—	(1,203)	—	(2,782)	—	—	—	—
(2,683)	(1,187)	(5,017)	(7)	—	—	—	—
(23,556)	(19,029)	(88,663)	(40,538)	—	—	—	—
—	(1,264)	—	(1,749)	—	—	—	—
—	(300)	—	(440)	—	—	—	—
(1)	—	(36)	—	—	—	—	—
(21)	—	(449)	—	—	—	—	—
(5)	—	(10)	—	—	—	—	—
(7,436)	(7,557)	(14,810)	(4,107)	—	—	—	—
—	—	—	(2,429)	—	—	—	—

(91,043)	(86,489)	(261,671)	(89,367)	(8,484)	(18,687)	(2,905)	(684)

2,903	(165,249)	774,120	389,075	12,817	(18,862)	77,462	47,287
466	(7,550)	18,453	11,718	(2,507)	(5,591)	1,779	1,375
6,561	(10,245)	160,369	127,289	3,316	(4,978)	37,786	11,403
—	—	—	—	—	—	—	—
—	(30,977)	—	(55,681)	—	—	—	—
7,601	28,927	88,685	37,203	(38)	151	33,364	6,954
6,209	33,986	55,664	61,754	—	—	—	—
—	(26,366)	—	(31,466)	—	—	—	—
—	(7,503)	—	(8,248)	—	—	—	—
4	14	4,394	284	2	11	—	—
1,335	262	10,923	3,230	—	11	—	—
24	56	817	67	—	11	—	—
31,989	(40,641)	25,143	40,778	8,026	(19,604)	—	—
—	—	—	(43,669)	—	—	—	—

57,092	(225,286)	1,138,568	532,334	21,616	(48,851)	150,391	67,019

(166,590)	(61,902)	570,764	978,580	8,285	(48,794)	143,416	65,709

1,217,158	1,279,060	2,219,945	1,241,365	243,239	292,033	65,709	—

$1,050,568	$1,217,158	$2,790,709	$2,219,945	$251,524	$243,239	$209,125	$65,709

$(1,205)	$—	$(1,260)	$266	$210	$155	$83	$39

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Income Allocation		Income
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the	Period Ended	For the
	April 30, 2008	Year Ended	April 30, 2008	Year Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$1,275	$1,947	$9,555	$13,237
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(60)	(222)	(1,431)	(292)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(552)	66	(8,024)	(5,084)
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	663	1,791	100	7,861

Distributions to Shareholders:
From net investment income
Class A	(903)	(1,401)	(2,756)	(3,789)
Class B	(122)	(208)	(225)	(425)
Class C	(215)	(301)	(347)	(588)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(25)	(31)	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	(10)	(1)	—	—
Class R5	—	—	—	—
Class Y	—	—	(5,936)	(8,464)
From net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—

Total distributions	(1,275)	(1,942)	(9,264)	(13,266)

Capital Share Transactions:
Class A	7,154	9,091	13,151	62,672
Class B	686	247	321	2,803
Class C	4,561	669	2,535	6,409
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(290)	1,114	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	6	10	—	—
Class R4	419	95	—	—
Class R5	2	10	—	—
Class Y	—	—	2,222	155,902
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	12,538	11,236	18,229	227,786

Net increase (decrease) in net assets	11,926	11,085	9,065	222,381

Net Assets:
Beginning of period	50,036	38,951	335,564	113,183

End of period	$61,962	$50,036	$344,629	$335,564

Accumulated undistributed (distribution in excess of) net investment income	$11	$11	$386	$95

(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Inflation Plus		International Growth		International Opportunities		International Small Company
Fund		Fund		Fund		Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the	Period Ended	For the	Period Ended	For the	Period Ended	For the
April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended	April 30, 2008	Year Ended
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$13,110	$17,073	$(43)	$(159)	$1,072	$1,234	$1,207	$1,039
26,999	(1,012)	(16,123)	82,495	20,447	65,439	2,530	38,012
1,303	13,079	(95,148)	69,202	(56,292)	54,308	(44,058)	25,590
—	—	—	6	—	28	—	—

41,412	29,140	(111,314)	151,544	(34,773)	121,009	(40,321)	64,641

(4,930)	(7,108)	—	(232)	(816)	(570)	(1,501)	(818)
(1,320)	(2,291)	—	—	—	—	(75)	(72)
(3,384)	(5,280)	—	—	—	—	(139)	(81)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(185)	(64)	—	(1)	—	—	(5)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(4,195)	(4,301)	—	—	(994)	(1,105)	(1,960)	(1,414)

—	—	(55,090)	(19,852)	(35,677)	(4,324)	(16,627)	(8,745)
—	—	(6,888)	(3,152)	(5,943)	(834)	(2,221)	(1,537)
—	—	(8,792)	(4,097)	(4,984)	(606)	(3,750)	(2,387)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(462)	(1)	—	—	(26)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(2)	—	(4)	—	—	—
—	—	(2)	—	(2)	—	—	—
—	—	(2)	—	(2)	—	—	—
—	—	(9,496)	(3,442)	(18,133)	(1,811)	(14,283)	(11,031)
—	—	—	—	—	—	—	—

(14,015)	(19,044)	(80,734)	(30,777)	(66,555)	(9,250)	(40,587)	(26,085)

84,537	(101,233)	75,130	127,656	68,485	21,004	2,266	66,720
6,121	(24,879)	6,781	7,592	4,048	(1,443)	804	5,494
60,211	(90,399)	10,025	9,034	14,746	2,716	175	11,172
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
9,492	3,376	351	3,023	—	—	449	161
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
88	10	165	12	38	22	—	—
—	10	21	10	48	10	—	—
—	10	2	10	2	10	—	—
22,419	20,307	32,098	100	35,578	50,162	28,131	29,216
—	—	—	—	—	—	—	—

182,868	(192,798)	124,573	147,437	122,945	72,481	31,825	112,763

210,265	(182,702)	(67,475)	268,204	21,617	184,240	(49,083)	151,319

579,905	762,607	628,765	360,561	437,228	252,988	338,470	187,151

$790,170	$579,905	$561,290	$628,765	$458,845	$437,228	$289,387	$338,470

$1,085	$1,990	$(43)	$—	$580	$1,318	$(566)	$1,907

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	LargeCap Growth		MidCap
	Fund		Fund
	For the		For the
	Six-Month	For the Period	Six-Month
	Period Ended	November 30, 2006 **	Period Ended	For the Year
	April 30, 2008	through	April 30, 2008	Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$(14)	$(13)	$(4,910)	$(755)
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(716)	200	86,677	515,686
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(923)	951	(312,681)	206,436
Payment from affiliate	—	—	—	2,459

Net increase (decrease) in net assets resulting from operations	(1,653)	1,138	(230,914)	723,826

Distributions to Shareholders:
From net investment income
Class A	—	(12)	(10,672)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	(1,203)	—
From net realized gain on investments
Class A	(196)	—	(324,294)	(291,498)
Class B	(7)	—	(73,929)	(77,097)
Class C	(10)	—	(85,395)	(85,148)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(2)	—	(18,628)	(27,642)
Class Z (L)	—	—	—	—

Total distributions	(215)	(12)	(514,121)	(481,385)

Capital Share Transactions:
Class A	508	10,305	271,058	194,559
Class B	88	331	9,780	(20,047)
Class C	271	503	39,132	(705)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	2	100	112,937	(63,076)
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	869	11,239	432,907	110,731

Net increase (decrease) in net assets	(999)	12,365	(312,128)	353,172

Net Assets:
Beginning of period	12,365	—	3,323,209	2,970,037

End of period	$11,366	$12,365	$3,011,081	$3,323,209

Accumulated undistributed (distribution in excess of) net investment income	$(14)	$—	$(4,922)	$11,863

**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.
(l)	Capital Share transactions for each class include merger activity in the amount of $13,927 for Class A, $592 for Class B, $1,147 for Class C and $118 for Class Y. Please refer to Note 8 in the Notes to Financial Statements for further details.
(1)	Formerly known as The Hartford Select MidCap Growth Fund.

The accompanying notes are an integral part of these financial statements.

MidCap Growth		MidCap Value		Money Market		Retirement Income
Fund (1)		Fund		Fund		Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the Year	Period Ended	For the Year	Period Ended	For the Year	Period Ended	For the Year
April 30, 2008	Ended	April 30, 2008	Ended	April 30, 2008	Ended	April 30, 2008	Ended
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$(38)	$(182)	$(170)	$(913)	$7,628	$13,462	$89	$66
(720)	4,250	(16,298)	74,605	—	—	35	53
(3,183)	1,185	(60,111)	(4,689)	—	—	(161)	51
—	—	—	55	—	—	—	—

(3,941)	5,253	(76,579)	69,058	7,628	13,462	(37)	170

—	—	—	—	(5,501)	(11,050)	(87)	(54)
—	—	—	—	(382)	(974)	(6)	(6)
—	—	—	—	(1,095)	(1,162)	(12)	(5)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(1)	—
—	—	—	—	(546)	(78)	(8)	—
—	—	—	—	(46)	(5)	(8)	—
—	—	—	—	(58)	(193)	(3)	(4)

(2,740)	(1,002)	(51,758)	(39,788)	—	—	(44)	—
(571)	(160)	(10,795)	(8,536)	—	—	(3)	—
(598)	(168)	(11,178)	(8,588)	—	—	(4)	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(14)	(616)	(318)	(2,054)	—	—	(2)	—
—	—	—	—	—	—	—	—

(3,923)	(1,946)	(74,049)	(58,966)	(7,628)	(13,462)	(178)	(69)

16,709 (l)	(3,914)	20,055	(3,457)	87,765	107,280	833	2,523
952 (l)	321	3,853	(2,595)	11,151	1,224	112	33
1,427 (l)	427	3,551	(1,116)	51,476	42,579	747	73
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	4	10	78	10
—	—	—	—	45,145	17,239	1,318	16
—	—	—	—	6,293	1,229	865	10
132 (l)	(28,667)	10,994	(27,471)	1,043	(10,922)	5	4
—	—	—	—	—	—	—	—

19,220	(31,833)	38,453	(34,639)	202,877	158,639	3,958	2,669

11,356	(28,526)	(112,175)	(24,547)	202,877	158,639	3,743	2,770

31,470	59,996	437,437	461,984	424,851	266,212	3,638	868

$42,826	$31,470	$325,262	$437,437	$627,728	$424,851	$7,381	$3,638

$(38)	$—	$(174)	$(4)	$—	$—	$(34)	$2

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Select MidCap Value		Select SmallCap Value
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the Year	Period Ended	For the Year
	April 30, 2008	Ended	April 30, 2008	Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$453	$243	$603	$935
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(12,459)	10,255	(1,569)	7,364
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(629)	(10,487)	(16,922)	(897)
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(12,635)	11	(17,888)	7,402

Distributions to Shareholders:
From net investment income
Class A	(34)	—	(105)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(316)	—	(775)	(240)
From net realized gain on investments
Class A	(3,926)	(1,959)	(1,215)	(30)
Class B	(444)	(170)	(38)	(1)
Class C	(831)	(295)	(49)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(5,606)	(503)	(6,095)	(102)
Class Z (L)	—	—	—	—

Total distributions	(11,157)	(2,927)	(8,277)	(373)

Capital Share Transactions:
Class A	(5,634)	(7,344)	1,828	2,021
Class B	29	357	43	255
Class C	(1,513)	1,206	180	448
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	7,681	34,914	19,565	83,880
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	563	29,133	21,616	86,604

Net increase (decrease) in net assets	(23,229)	26,217	(4,549)	93,633

Net Assets:
Beginning of period	105,733	79,516	111,631	17,998

End of period	$82,504	$105,733	$107,082	$111,631

Accumulated undistributed (distribution in excess of) net investment income	$266	$163	$411	$688

(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Short Duration		Small Company		SmallCap Growth		Stock
Fund		Fund		Fund		Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the Year	Period Ended	For the Year	Period Ended	For the Year	Period Ended	For the Year
April 30, 2008	Ended	April 30, 2008	Ended	April 30, 2008	Ended	April 30, 2008	Ended
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$4,446	$8,928	$(808)	$(2,189)	$(296)	$(1,297)	$945	$956
262	(198)	(26,275)	66,274	(27,338)	34,762	(9,687)	170,454
(6,201)	(1,432)	(56,743)	40,992	(27,641)	(4,661)	(120,922)	6,660
—	—	—	1,808	—	39	—	1,568

(1,493)	7,298	(83,826)	106,885	(55,275)	28,843	(129,664)	179,638

(833)	(1,283)	—	—	—	—	(726)	(3,091)
(100)	(233)	—	—	—	—	—	—
(441)	(588)	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(3,078)	(6,779)	—	—	—	—	(469)	(1,030)

—	—	(32,052)	(16,937)	(16,120)	—	—	—
—	—	(6,169)	(4,857)	(1,911)	—	—	—
—	—	(7,503)	(4,469)	(2,577)	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(439)	(8)	(439)	—	—	—
—	—	—	—	(13,612)	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(20)	—	(1)	—	—	—
—	—	(1,013)	—	(30)	—	—	—
—	—	(56)	—	(1)	—	—	—
—	—	(19,626)	(8,399)	(4,586)	—	—	—
—	—	—	—	—	—	—	—

(4,452)	(8,883)	(66,878)	(34,670)	(39,277)	—	(1,195)	(4,121)

4,084	8,135	106,331	71,318	(526)	(80,506)	(48,291)	(121,878)
(417)	(362)	(3,270)	(5,491)	213	(2,918)	(33,836)	(83,356)
7,753	8,105	8,269	9,046	(1,194)	(1,798)	(12,837)	(35,239)
—	—	—	—	—	—	—	—
—	—	—	—	—	(25,058)	—	—
—	—	9,257	3,584	(247)	4,300	—	—
—	—	—	—	4,514	35,964	—	—
—	—	—	—	—	(25,903)	—	—
—	—	—	—	—	(10,379)	—	—
—	—	1,815	167	4	10	(5)	40
—	—	8,445	8,963	1,387	302	—	40
—	—	4,665	584	1	10	—	10
934	41,142	73,070	60,917	11,790	(63,006)	13,120	(77,302)
—	—	—	—	—	—	—	—

12,354	57,020	208,582	149,088	15,942	(168,982)	(81,849)	(317,685)

6,409	55,435	57,878	221,303	(78,610)	(140,139)	(212,708)	(142,168)

205,501	150,066	624,578	403,275	392,345	532,484	1,059,510	1,201,678

$211,910	$205,501	$682,456	$624,578	$313,735	$392,345	$846,802	$1,059,510

$12	$18	$(808)	$—	$(296)	$—	$929	$1,179

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Strategic Income		Target Retirement 2010
	Fund		Fund
	For the		For the
	Six-Month	For the Period	Six-Month
	Period Ended	May 15, 2007 **	Period Ended	For the Year
	April 30, 2008	through	April 30, 2008	Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$5,692	$1,318	$152	$150
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	400	8	96	206
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(3,288)	(156)	(366)	461
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	2,804	1,170	(118)	817

Distributions to Shareholders:
From net investment income
Class A	(2,495)	(879)	(251)	(124)
Class B	(136)	(37)	(16)	(8)
Class C	(1,403)	(190)	(14)	(12)
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	(742)	(114)	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	(31)	—
Class R5	—	—	(3)	—
Class Y	(775)	(40)	(5)	(4)
From net realized gain on investments
Class A	—	—	(155)	—
Class B	—	—	(10)	—
Class C	—	—	(14)	—
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	(9)	—
Class R5	—	—	—	—
Class Y	—	—	(3)	—
Class Z (L)	—	—	—	—

Total distributions	(5,551)	(1,260)	(511)	(148)

Capital Share Transactions:
Class A	52,532	43,152	2,853	5,388
Class B	3,194	2,641	213	263
Class C	54,162	17,197	(8)	208
Class E (L)	—	—	—	—
Class H (L)	—	—	—	—
Class I	19,959	11,175	—	—
Class L	—	—	—	—
Class M (L)	—	—	—	—
Class N (L)	—	—	—	—
Class R3	—	—	1	10
Class R4	—	—	3,068	434
Class R5	—	—	917	10
Class Y	20,189	10,636	8	4
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	150,036	84,801	7,052	6,317

Net increase (decrease) in net assets	147,289	84,711	6,423	6,986

Net Assets:
Beginning of period	84,711	—	9,440	2,454

End of period	$232,000	$84,711	$15,863	$9,440

Accumulated undistributed (distribution in excess of) net investment income	$322	$181	$(148)	$20

**	Commencement of operations.
(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Target Retirement 2020		Target Retirement 2030				Tax-Free Minnesota
Fund		Fund		Tax-Free California		Fund
For the		For the		Fund		For the
Six-Month		Six-Month		For the		Six-Month
Period Ended	For the Year	Period Ended	For the Year	Six-Month	For the Year	Period Ended	For the Year
April 30, 2008	Ended	April 30, 2008	Ended	Period Ended	Ended	April 30, 2008	Ended
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	April 30, 2008 (Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$267	$178	$133	$66	$933	$1,379	$762	$1,488
382	192	759	187	(811)	(267)	51	(114)
(1,510)	1,155	(1,839)	1,356	(1,821)	(1,256)	(813)	(1,098)
—	—	—	—	—	—	—	—

(861)	1,525	(947)	1,609	(1,699)	(144)	—	276

(585)	(165)	(532)	(39)	(814)	(1,171)	(212)	(357)
(23)	(5)	(17)	(3)	(34)	(57)	(13)	(27)
(19)	(7)	(14)	(2)	(96)	(139)	(12)	(24)
—	—	—	—	—	—	—	(249)
—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(59)	(122)
—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	—
(66)	(2)	(34)	—	—	—	—	—
(22)	—	—	—	—	—	—	—
—	—	(1)	—	—	—	(464)	(713)

(138)	(9)	(147)	(1)	—	—	—	(40)
(6)	(1)	(5)	—	—	—	—	(5)
(5)	(2)	(4)	—	—	—	—	(2)
—	—	—	—	—	—	—	(132)
—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(15)
—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	—
(13)	—	(7)	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(877)	(191)	(761)	(45)	(944)	(1,367)	(760)	(1,692)

2,755	14,410	3,284	11,970	(3,260)	14,112	550	3,419
239	367	254	160	(157)	432	13	(14)
270	249	563	280	132	1,896	453	180
—	—	—	—	—	—	—	(21,995)
—	—	—	—	—	—	—	(125)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	(86)	405
—	—	—	—	—	—	—	(106)
—	—	—	—	—	—	—	(195)
—	10	—	10	—	—	—	—
5,364	1,095	5,224	618	—	—	—	—
5,517	10	1,487	10	—	—	—	—
1	—	2	—	—	—	(1,054)	21,018
—	—	—	—	—	—	—	—

14,146	16,141	10,814	13,048	(3,285)	16,440	(124)	2,587

12,408	17,475	9,106	14,612	(5,928)	14,929	(884)	1,171

20,239	2,764	16,887	2,275	44,731	29,802	36,141	34,970

$32,647	$20,239	$25,993	$16,887	$38,803	$44,731	$35,257	$36,141

$(423)	$25	$(417)	$48	$3	$14	$5	$3

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Statement of Changes in Net Assets — (continued)

(000’s Omitted)

	Tax-Free National		Tax-Free New York
	Fund		Fund
	For the		For the
	Six-Month		Six-Month
	Period Ended	For the Year	Period Ended	For the Year
	April 30, 2008	Ended	April 30, 2008	Ended
	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007
Operations:
Net investment income (loss)	$4,394	$6,502	$308	$589
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(5,675)	(887)	(10)	(52)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(4,741)	(5,677)	(434)	(486)
Payment from affiliate	—	—	—	—

Net increase (decrease) in net assets resulting from operations	(6,022)	(62)	(136)	51

Distributions to Shareholders:
From net investment income
Class A	(2,927)	(3,965)	(238)	(444)
Class B	(129)	(249)	(28)	(57)
Class C	(477)	(643)	(45)	(85)
Class E (L)	—	(321)	—	—
Class H (L)	—	(1)	—	—
Class I	(92)	(18)	—	—
Class L	(184)	(349)	—	—
Class M (L)	—	(11)	—	—
Class N (L)	—	(3)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(591)	(878)	—	—
From net realized gain on investments
Class A	—	(206)	—	(61)
Class B	—	(19)	—	(10)
Class C	—	(37)	—	(14)
Class E (L)	—	(83)	—	—
Class H (L)	—	—	—	—
Class I	—	—	—	—
Class L	—	(22)	—	—
Class M (L)	—	(4)	—	—
Class N (L)	—	(1)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class Z (L)	—	—	—	—

Total distributions	(4,400)	(6,810)	(311)	(671)

Capital Share Transactions:
Class A	28,141	47,774	900	536
Class B	(104)	411	(59)	(57)
Class C	5,733	10,438	197	281
Class E (L)	—	(23,648)	—	—
Class H (L)	—	(174)	—	—
Class I	791	3,499	—	—
Class L	(477)	1,084	—	—
Class M (L)	—	(1,216)	—	—
Class N (L)	—	(373)	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	(2,629)	22,088	—	—
Class Z (L)	—	—	—	—

Net increase (decrease) from capital share transactions	31,455	59,883	1,038	760

Net increase (decrease) in net assets	21,033	53,011	591	140

Net Assets:
Beginning of period	182,925	129,914	15,622	15,482

End of period	$203,958	$182,925	$16,213	$15,622

Accumulated undistributed (distribution in excess of) net investment income	$61	$67	$2	$5

(L)	Classes H, M and N were merged into Class L and Class E and Class Z were merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financials for further details.

The accompanying notes are an integral part of these financial statements.

Total Return Bond		U.S. Government Securities		Value		Value Opportunities
Fund		Fund		Fund		Fund
For the		For the		For the		For the
Six-Month		Six-Month		Six-Month		Six-Month
Period Ended	For the Year	Period Ended	For the Year	Period Ended	For the Year	Period Ended	For the Year
April 30, 2008	Ended	April 30, 2008	Ended	April 30, 2008	Ended	April 30, 2008	Ended
(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007	(Unaudited)	October 31, 2007

$29,633	$47,453	$4,877	$9,325	$3,145	$4,208	$767	$897
10,776	3,072	4,029	(1,114)	724	18,974	(12,481)	41,292
(18,447)	(9,619)	(5,050)	(2,297)	(31,379)	35,852	(41,595)	(23,144)
—	—	—	—	—	11	—	16

21,962	40,906	3,856	5,914	(27,510)	59,045	(53,309)	19,061

(16,353)	(24,374)	(1,413)	(2,302)	(680)	—	(466)	(987)
(1,851)	(3,230)	(291)	(624)	—	—	—	(49)
(2,097)	(3,121)	(398)	(420)	(2)	—	—	(123)
—	—	—	(1,114)	—	—	—	—
—	—	—	(18)	—	—	—	—
(121)	(96)	—	—	(1)	—	(30)	(3)
—	—	(732)	(1,572)	—	—	(198)	(275)
—	—	—	(20)	—	—	—	(4)
—	—	—	(7)	—	—	—	(3)
—	—	—	—	—	—	(2)	—
(153)	(12)	—	—	—	—	(6)	—
(6)	(1)	—	—	—	—	—	—
(11,475)	(16,520)	(1,941)	(3,159)	(3,717)	(1,650)	(198)	—

—	—	—	—	(4,005)	(4,894)	(22,278)	(9,357)
—	—	—	—	(599)	(754)	(3,201)	(1,654)
—	—	—	—	(630)	(809)	(5,032)	(2,027)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(326)
—	—	—	—	(2)	—	(676)	(1)
—	—	—	—	—	—	(6,052)	(2,739)
—	—	—	—	—	—	—	(627)
—	—	—	—	—	—	—	(186)
—	—	—	—	(1)	—	(12)	—
—	—	—	—	(1)	—	(123)	—
—	—	—	—	(1)	—	(1)	—
—	—	—	—	(13,683)	(9,092)	(3,723)	(4,266)
—	—	—	—	—	—	—	—

(32,056)	(47,354)	(4,775)	(9,236)	(23,322)	(17,199)	(41,998)	(22,627)

93,734	172,188	14,600	9,399	3,055	1,573	4,591	46,067
3,420	3,481	1,382	(2,901)	(167)	(87)	(18)	2,594
23,659	10,139	10,167	4,947	871	(372)	396	10,458
—	—	—	(117,292)	—	—	—	—
—	—	—	(317)	—	—	—	(2,422)
3,111	3,007	—	—	195	45	(1,683)	4,834
—	—	(2,447)	(1,191)	—	—	2,562	6,642
—	—	—	(1,163)	—	—	—	(5,452)
—	—	—	(478)	—	—	—	(1,723)
25	10	—	—	1	10	835	125
6,975	2,917	—	—	1	10	2,011	728
166	140	—	—	1	10	2	10
170,353	75,992	(3,290)	108,077	47,631	198,136	11,068	(72,513)
—	—	—	—	—	—	—	—

301,443	267,874	20,412	(919)	51,588	199,325	19,764	(10,652)

291,349	261,426	19,493	(4,241)	756	241,171	(75,543)	(14,218)

1,134,122	872,696	193,326	197,567	417,601	176,430	286,474	300,692

$1,425,471	$1,134,122	$212,819	$193,326	$418,357	$417,601	$210,931	$286,474

$545	$2,968	$131	$29	$2,317	$3,572	$758	$891

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements
April 30, 2008 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) are open-end management investment companies comprised of fifty-five portfolios (each a “Fund” or together the “Funds”). Fifty-four portfolios are included in these Financial Statements. They are The Hartford Advisers Fund (Advisers Fund), The Hartford Balanced Allocation Fund (Balanced Allocation Fund), The Hartford Balanced Income Fund (Balanced Income Fund), The Hartford Capital Appreciation Fund (Capital Appreciation Fund), The Hartford Capital Appreciation II Fund (Capital Appreciation II Fund), The Hartford Checks and Balances Fund (Checks and Balances Fund), The Hartford Conservative Allocation Fund (Conservative Allocation Fund), The Hartford Disciplined Equity Fund (Disciplined Equity Fund), The Hartford Dividend and Growth Fund (Dividend and Growth Fund), The Hartford Equity Growth Allocation Fund (Equity Growth Allocation Fund), The Hartford Equity Income Fund (Equity Income Fund), The Hartford Floating Rate Fund (Floating Rate Fund), The Hartford Fundamental Growth Fund (Fundamental Growth Fund), The Hartford Global Communications Fund (Global Communications Fund), The Hartford Global Equity Fund (Global Equity Fund), The Hartford Global Financial Services Fund (Global Financial Services Fund), The Hartford Global Growth Fund (Global Growth Fund), The Hartford Global Health Fund (Global Health Fund), The Hartford Global Technology Fund (Global Technology Fund), The Hartford Growth Allocation Fund (Growth Allocation Fund), The Hartford Growth Fund (Growth Fund), The Hartford Growth Opportunities Fund (Growth Opportunities Fund), The Hartford High Yield Fund (High Yield Fund), The Hartford High Yield Municipal Bond Fund (High Yield Municipal Bond Fund), The Hartford Income Allocation Fund (Income Allocation Fund), The Hartford Income Fund (Income Fund), The Hartford Inflation Plus Fund (Inflation Plus Fund), The Hartford International Growth Fund (International Growth Fund), The Hartford International Opportunities Fund (International Opportunities Fund), The Hartford International Small Company Fund (International Small Company Fund), The Hartford LargeCap Growth Fund (LargeCap Growth Fund), The Hartford MidCap Fund (MidCap Fund), The Hartford MidCap Growth Fund (MidCap Growth Fund), The Hartford MidCap Value Fund (MidCap Value Fund), The Hartford Money Market Fund (Money Market Fund), The Hartford Retirement Income Fund (Retirement Income Fund), The Hartford Select MidCap Value Fund (Select MidCap Value Fund), The Hartford Select SmallCap Value Fund (Select SmallCap Value Fund), The Hartford Short Duration Fund (Short Duration Fund), The Hartford Small Company Fund (Small Company Fund), The Hartford SmallCap Growth Fund (SmallCap Growth Fund), The Hartford Stock Fund (Stock Fund), The Hartford Strategic Income Fund (Strategic Income Fund), The Hartford Target Retirement 2010 Fund (Target Retirement 2010 Fund), The Hartford Target Retirement 2020 Fund (Target Retirement 2020 Fund), The Hartford Target Retirement 2030 Fund (Target Retirement 2030 Fund), The Hartford Tax-Free California Fund (Tax-Free California Fund), The Hartford Tax-Free Minnesota Fund (Tax-Free Minnesota Fund), The Hartford Tax-Free National Fund (Tax-Free National Fund), The Hartford Tax-Free New York Fund (Tax-Free New York Fund), The Hartford Total Return Bond Fund (Total Return Bond Fund), The Hartford U.S. Government Securities Fund (U.S. Government Securities Fund), The Hartford Value Fund (Value Fund) and The Hartford Value Opportunities Fund (Value Opportunities Fund).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, which are non-diversified.

Class A shares are sold with a front-end sales charge of up to 5.50%, except for High Yield Fund, High Yield Municipal Bond Fund, Income Allocation Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund, which have a maximum front-end sales charge of up to 4.50%; and the Floating Rate Fund and Short Duration Fund have a maximum front-end sales charge of up to 3.00%. A front-end charge is not assessed on Class A shares for Money Market Fund. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within 12 months of purchase. Class I shares are sold without sales charges to certain eligible investors through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4, R5 shares, which are offered to employer-sponsored retirement plans, and Y shares, which are sold to certain eligible institutional investors are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically converts to Class A shares after 8 years.

Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund and Income Allocation Fund (collectively, the “Asset Allocation Funds”) and Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (collectively, the “Target Retirement Funds”) are referred to as “Fund of Funds”, which invests the majority of its assets in Class Y shares of other Hartford mutual funds: domestic and international equity funds and fixed income funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Asset Allocation Funds and the Target Retirement Funds seek their investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). Checks and Balances Fund seeks its investment goal through investment in a combination of Hartford mutual funds: Capital Appreciation Fund, Dividend and Growth Fund and Total Return Bond Fund. Checks and Balances Fund is managed by Hartford Investment Financial Services, LLC’s (“HIFSCO”) Investment Oversight Committee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in the investment company industry:

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)	Security Valuation — Except for the Money Market Fund, the Funds (references to “Funds” in this section relate, if applicable, to certain Underlying Funds in the case of a Fund of Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets but before the close of the Exchange. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is principally traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV per share.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an unaffiliated pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund’s investments and investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent bid quotation on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts shall be valued at the final settlement price reported by an exchange on which they are principally traded. If there were no trades as of the valuation day, then the contract shall be valued at the closing bid price as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in securities or from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time. In the event that the applicable pricing service cannot provide the spot currency rates and forward currency rates in a timely fashion, such rates may be obtained from a widely-used quotation system in accordance with procedures established by the Fund’s Board of Directors.

Swaps and other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U. S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day.

While securities are on loan, each Fund is subject to: the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2008.

g)	Reverse Repurchase Agreements — Each Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund’s NAV. Reverse Repurchase Agreements are valued at proceeds plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding reverse repurchase agreements as of April 30, 2008.

h)	Forward Foreign Currency Contracts — At April 30, 2008, certain Funds have entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds may enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

i)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of April 30, 2008, as shown in the Schedule of Investments under Exchange Traded Funds.

j)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV per share is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share NAV.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Equity Growth Allocation Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Target Retirement 2030 Fund, Value Fund and Value Opportunities Fund are declared and paid annually; dividends from net investment income of Advisers Fund, Balanced Allocation Fund, Balanced Income Fund, Checks and Balances Fund, Conservative Allocation Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly; dividends from the net investment income of Income Allocation Fund and Retirement Income Fund are declared and paid monthly and dividends from net investment income of Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for the funds declaring daily dividends. Long-term capital gains distributions received from the underlying funds are distributed to shareholders at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments related to Passive Foreign Investment Companies and certain derivatives and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 3 (c)).

k)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Inflation Plus Fund and Money Market Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors.

l)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of April 30, 2008, the Funds entered into outstanding when-issued or forward commitments as follows:

Fund	Cost

Balanced Income Fund	$19
Capital Appreciation II Fund	273
Floating Rate Fund	55,667
Global Financial Services Fund	110
High Yield Fund	2,328
High Yield Municipal Bond Fund	12,676
Income Fund	3,400
Inflation Plus Fund	124
International Growth Fund	1,844
Strategic Income Fund	3,454
Tax-Free California Fund	491
Tax-Free Minnesota Fund	703
Tax-Free National Fund	6,042
Tax-Free New York Fund	456
Total Return Bond Fund	21,657

m)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

n)	Senior Floating Rate Interests — Certain Funds as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

o)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interests or security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

q)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. A Fund will generally not buy protection on issuers that are not currently held by such Fund.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Certain Funds, as shown in the Schedule of Investments, had outstanding swaps as of April 30, 2008.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for the Funds’ financial statements issued for fiscal years after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk-related contingent features of the agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Indemnifications:  Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter contracts that contain a variety of indemnifications. The Companies maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Futures and Options Transactions — Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2008.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a “segregated account” consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “market-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written option contracts for the Funds during the six-month period ended April 30, 2008 are summarized below:

The Hartford Advisers Fund
Options Contract Activity During the
Six-Month Period Ended April 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	243	$67
Written	—	—
Expired	—	—
Closed	(243)	(67)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	2,085	546
Expired	—	—
Closed	(2,085)	(546)
Exercised	—	—

End of Period	—	$—

The Hartford Capital Appreciation II
Fund Options Contract Activity During
the Six-Month Period Ended April 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	—
Written	9	4
Expired	—	—
Closed	—	—
Exercised	—	—

End of Period	9	$4

	The Hartford Disciplined Equity Fund
	Options Contract Activity During the
	Six-Month Period Ended April 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	140	$19
Written	1,979	214
Expired	(1,272)	(138)
Closed	(449)	(45)
Exercised	(96)	(7)

End of Period	302	$43

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	The Hartford Disciplined Equity Fund
	Options Contract Activity During the
	Six-Month Period Ended April 30, 2008
Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	29	$3
Written	552	61
Expired	(413)	(49)
Closed	(29)	(3)
Exercised	(103)	(5)

End of Period	36	$7

	The Hartford Inflation Plus Fund
	Options Contract Activity During the
	Six-Month Period Ended April 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	12,000	6,472
Expired	—	—
Closed	(10,000)	(5,212)
Exercised	—	—

End of Period	2,000	$1,260

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	500	$209
Written	8,250	2,999
Expired	—	—
Closed	(8,750)	(3,208)
Exercised	—	—

End of Period	—	$—

The Hartford Stock Fund Options
Contract Activity During the
Six-Month Period Ended April 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	264	$73
Written	—	—
Expired	—	—
Closed	(264)	(73)
Exercised	—	—

End of Period	—	$—

The Hartford Total Return Bond Fund
Options Contract Activity During the
Six-Month Period Ended April 30, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	—
Written	398	206
Expired	—	—
Closed	(398)	(206)
Exercised	—	—

End of Period	—	$—

*	The number of contracts does not omit 000’s.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains during the calendar year ending December 31, 2008. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	October 31, 2007			October 31, 2006
	Tax Exempt	Ordinary	Long-Term	Tax Exempt	Ordinary	Long-Term	Tax Return
	Income (a)	Income	Capital Gains (b)	Income (a)	Income	Capital Gains (b)	of Capital

Advisers Fund	$—	$24,582	$9,545	$—	$28,170	$—	$—
Balanced Allocation Fund	—	22,740	16,040	—	9,607	300	—
Balanced Income Fund*	—	870	—	—	60	—	—
Capital Appreciation Fund	—	455,689	739,935	—	60,755	884,027	—
Capital Appreciation II Fund	—	7,427	1,610	—	1,192	—	—
Checks and Balances Fund (A)	—	483	—	—	—	—	—
Conservative Allocation Fund	—	5,741	3,535	—	3,915	685	—
Disciplined Equity Fund	—	2,100	—	—	878	—	—
Dividend and Growth Fund	—	57,157	201,659	—	52,205	98,292	—
Equity Growth Allocation Fund	—	2,242	5,366	—	91	552	—
Equity Income Fund	—	17,199	25,507	—	12,225	—	—
Floating Rate Fund	—	252,120	—	—	77,852	—	—
Fundamental Growth Fund	—	—	—	—	321	—	—
Global Communications Fund	—	391	153	—	333	—	—
Global Financial Services Fund	—	200	1,748	—	167	—	—
Global Growth Fund	—	15,315	22,227	—	919	7,457	—
Global Health Fund	—	6,779	21,945	—	14,523	17,.300	—
Growth Allocation Fund	—	11,270	14,424	—	2,935	776	—
Growth Fund	—	—	86,489	—	—	—	—
Growth Opportunities Fund	—	26,275	63,092	—	—	69,508	—
High Yield Fund	—	18,374	—	—	20,130	—	—
High Yield Municipal Bond Fund #	584	—	—	—	—	—	—
Income Allocation Fund	—	1,942	—	—	1,498	—	—
Income Fund	—	13,076	—	—	3,796	—	—
Inflation Plus Fund	—	18,827	—	—	33,608	3,229	—
International Growth Fund	—	20,540	10,237	—	2,096	1,965	—
International Opportunities Fund	—	1,675	7,575	—	509	—	—
International Small Company Fund	—	16,470	9,615	—	10,298	5,091	—
LargeCap Growth Fund (Y)	—	12	—	—	—	—	—
MidCap Fund	—	42,383	439,002	—	63,745	411,745	—
MidCap Growth Fund	—	127	—	—	—	—	—
MidCap Value Fund	—	14,105	44,861	—	13,883	30,157	—
Money Market Fund	—	13,462	—	—	9,518	—	—
Retirement Income Fund	—	69	—	—	18	—	—
Select MidCap Value Fund	—	2,388	539	—	649	—	—
Select SmallCap Value Fund	—	361	12	—	—	—	—
Short Duration Fund	—	8,826	—	—	4,804	—	—
Small Company Fund	—	—	34,670	—	—	—	—
Stock Fund	—	4,121	—	—	2,297	—	—
Strategic Income Fund @	—	1,168	1	—	—	—	—
Target Retirement 2010 Fund	—	148	—	—	21	—	3
Target Retirement 2020 Fund	—	188	3	—	17	—	—
Target Retirement 2030 Fund	—	44	1	—	3	—	4
Tax-Free California Fund	1,337	—	—	800	—	12	—
Tax-Free Minnesota Fund	1,495	24	173	1,373	57	—	—
Tax-Free National Fund	6,250	—	372	4,528	698	—	—
Tax-Free New York Fund	583	—	85	555	6	26	—
Total Return Bond Fund	—	47,180	—	—	32,844	1,319	—
U.S. Government Securities Fund	—	9,082	—	—	9,827	—	—
Value Fund	—	2,008	15,191	—	1,254	—	—
Value Opportunities Fund	—	6,712	15,915	—	2,423	5,424	—

(a)	The Funds designate these distributions as exempt interest per IRC Sec. 852(b) (5).
(b)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).
(A)	For the period May 31, 2007 (commencement of operations) through October 31, 2007.
#	For the period May 1, 2007 (commencement of operations) through October 31, 2007.
@	For the period May 15, 2007 (commencement of operations) through October 31, 2007.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(Y)	For the period November 30, 2006 (commencement of operations) through October 31, 2007.
*	For the period July 31, 2006 (commencement of operations) through October 31, 2006.

As of October 31, 2007, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital Gains	Appreciation	Earnings
	Income	Capital Gain	(Losses)*	(Depreciation)@	(Deficit)

Advisers Fund	$104,422	$65,012	$—	$73,027	$242,461
Balanced Allocation Fund	3,469	40,661	—	102,429	146,559
Balanced Income Fund	294	19	—	1,597	1,910
Capital Appreciation Fund	474,330	1,323,670	—	4,442,059	6,240,059
Capital Appreciation II Fund	75,890	24,958	—	160,146	260,994
Checks and Balances Fund	220	—	—	8,145	8,365
Conservative Allocation Fund	1,301	5,880	—	10,753	17,934
Disciplined Equity Fund	685	—	(10,424)	47,806	38,067
Dividend and Growth Fund	25,034	208,878	—	907,125	1,141,037
Equity Growth Allocation Fund	68	17,233	—	51,052	68,353
Equity Income Fund	6,167	21,647	—	160,276	188,090
Floating Rate Fund	10,167	—	(49,504)	(139,055)	(178,392)
Fundamental Growth Fund	6,221	1,095	—	7,099	14,415
Global Communications Fund	—	2,179	—	11,564	13,743
Global Financial Services Fund	659	3,695	—	3,672	8,026
Global Growth Fund	18,485	71,394	—	250,512	340,391
Global Health Fund	18,256	48,171	—	111,392	177,819
Global Technology Fund	—	—	(40,025)	11,907	(28,118)
Growth Allocation Fund	4,425	46,273	—	131,987	182,685
Growth Fund	9,424	81,620	—	243,790	334,834
Growth Opportunities Fund	160,989	100,232	—	417,422	678,643
High Yield Fund	537	—	(75,104)	(3,726)	(78,293)
High Yield Municipal Bond Fund	139	—	(284)	(1,049)	(1,194)
Income Allocation Fund	11	—	(134)	(650)	(773)
Income Fund	361	—	(734)	(4,788)	(5,161)
Inflation Plus Fund	2,207	—	(16,802)	175	(14,420)
International Growth Fund	46,150	34,643	—	116,858	197,651
International Opportunities Fund	37,285	29,223	(1,470)	81,809	146,847
International Small Company Fund	25,139	15,515	—	39,383	80,037
LargeCap Growth Fund	214	—	—	925	1,139
MidCap Fund	151,045	363,061	—	569,067	1,083,173
MidCap Growth Fund	3,446	479	—	2,482	6,407
MidCap Value Fund	10,964	63,099	—	66,183	140,246
Retirement Income Fund	40	15	—	60	115
Select MidCap Value Fund	6,567	4,404	—	(5,075)	5,896
Select SmallCap Value Fund	7,480	605	—	430	8,515
Short Duration Fund	74	—	(2,387)	(2,103)	(4,416)
Small Company Fund	43,268	23,621	—	74,162	141,051
SmallCap Growth Fund	5,180	34,098	—	18,613	57,891
Stock Fund	1,180	—	(138,221)	66,713	(70,328)
Strategic Income Fund	283	—	—	(248)	35
Target Retirement 2010 Fund	128	83	—	503	714
Target Retirement 2020 Fund	96	91	—	1,235	1,422
Target Retirement 2030 Fund	134	77	—	1,436	1,647
Tax-Free California Fund	44	—	(272)	(302)	(530)
Tax-Free Minnesota Fund	27	—	(114)	480	393
Tax-Free National Fund	255	—	(887)	636	4
Tax-Free New York Fund	8	—	(52)	110	66
Total Return Bond Fund	3,779	—	(8,505)	(7,373)	(12,099)
U.S. Government Securities Fund	183	—	(19,660)	(656)	(20,133)
Value Fund	13,079	9,415	—	61,519	84,013
Value Opportunities Fund	11,034	30,965	—	12,443	54,442

*	Certain Funds had capital loss carryforwards that are identified in Note 4 (d).

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, the mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

c)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV per share of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and accumulated net realized gains (losses) on investments on a tax basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, capital loss carryforward expiration and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. As of October 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain (Loss)	Paid-in-Capital

Advisers Fund	$(100)	$100	$—
Balanced Allocation Fund	7,173	(7,173)	—
Capital Appreciation Fund	63,651	(65,726)	2,075
Capital Appreciation II Fund	1,592	(1,605)	13
Checks and Balances Fund	62	—	(62)
Conservative Allocation Fund	913	(913)	—
Dividend and Growth Fund	(61)	61	—
Equity Growth Allocation Fund	4,110	(4,314)	204
Equity Income Fund	(16)	15	1
Floating Rate Fund	1,839	(1,839)	—
Fundamental Growth Fund	328	(328)	—
Global Communications Fund	68	(69)	1
Global Financial Services Fund	13	(13)	—
Global Growth Fund	5,609	(5,610)	1
Global Health Fund	2,801	(2,802)	1
Global Technology Fund	729	11	(740)
Growth Allocation Fund	8,178	(8,179)	1
Growth Fund	3,821	(3,821)	—
Growth Opportunities Fund	(80)	80	—
High Yield Fund	(49)	49	—
High Yield Municipal Bond Fund	16	—	(16)
Income Allocation Fund	1	—	(1)
Income Fund	70	(70)	—
Inflation Plus Fund	(164)	164	—
International Growth Fund	544	(545)	1
International Opportunities Fund	30	(30)	—
International Small Company Fund	1,011	(1,012)	1
LargeCap Growth Fund	25	(12)	(13)
MidCap Fund	11,947	(14,336)	2,389
MidCap Growth Fund	182	(182)	—
MidCap Value Fund	894	(893)	(1)
Retirement Income Fund	5	(5)	—
Select MidCap Value Fund	(80)	63	17
Select SmallCap Value Fund	(49)	48	1
Short Duration Fund	(28)	28	—
Small Company Fund	869	(970)	101
SmallCap Growth Fund	1,286	(1,123)	(163)
Stock Fund	(191)	191	—
Strategic Income Fund	123	(89)	(34)
Target Retirement 2010 Fund	18	(18)	—
Target Retirement 2020 Fund	26	(26)	—
Target Retirement 2030 Fund	26	(26)	—
Total Return Bond Fund	2,213	(2,288)	75
U.S. Government Securities Fund	(71)	71	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain (Loss)	Paid-in-Capital

Value Fund	(10)	10	—
Value Opportunities Fund	3	(4)	1

d)	Capital Loss Carryforward:

At October 31, 2007 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total

Disciplined Equity Fund	—	—	—	10,424	—	—	—	—	10,424
Floating Rate Fund	—	—	—	—	—	—	1,227	48,277	49,504
Global Technology Fund	—	5,132	34,893	—	—	—	—	—	40,025
High Yield Fund	16,050	1,643	25,246	28,570	—	—	3,595	—	75,104
High Yield Municipal Bond Fund	—	—	—	—	—	—	—	284	284
Income Allocation Fund	—	—	—	—	—	—	38	96	134
Income Fund	—	—	—	—	—	311	262	161	734
Inflation Plus Fund	—	—	—	—	—	—	8,467	8,335	16,802
International Opportunities Fund	—	959	511	—	—	—	—	—	1,470
Short Duration Fund	—	—	—	221	295	977	732	162	2,387
Stock Fund	—	—	—	138,221	—	—	—	—	138,221
Tax-Free California Fund	—	—	—	—	—	—	5	267	272
Tax-Free Minnesota Fund	—	—	—	—	—	—	—	114	114
Tax-Free National Fund	—	—	—	—	—	—	—	887	887
Tax-Free New York Fund	—	—	—	—	—	—	—	52	52
Total Return Bond Fund	—	—	—	—	—	—	8,505	—	8,505
U.S. Government Securities Fund	2,205	3,597	—	672	3,591	2,517	6,198	880	19,660

Based on certain provisions in the IRC, various limitations regarding the future utilization of International Opportunities Fund and High Yield Fund carryforwards may apply.

e)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of FIN 48, for all open tax years (tax years ended December 31, 2005-2007) and has determined there is no impact to the Funds’ financial statements.

5.	Expenses:

a)	Investment Management and Advisory Agreements — HIFSCO serves as investment manager to each Fund pursuant to an Investment Advisory Agreement for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day-to-day investment management services to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Health Fund, Global Growth Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund in accordance with each Fund’s investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment Management, for the provision of day to day investment management services for Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Floating Rate Fund, Growth Allocation Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Income Allocation Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Retirement Income Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund. HIFSCO has contracted for the provision of day to day investment management services with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for Select SmallCap Value Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable. Checks and Balances Fund is managed by HIFSCO’s Investment Oversight Committee.

The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered during the six-month period ended April 30, 2008; the rates are accrued daily and paid monthly:

Capital Appreciation II Fund

Average Daily Net Assets	Annual Fee

On first $250 million	1.00%
On next $250 million	0.95%
On next $500 million	0.90%
Over $1 billion	0.85%

Select SmallCap Value Fund

Average Daily Net Assets	Annual Fee

On first $500 million	1.00%
On next $500 million	0.95%
Over $1 billion	0.90%

Global Equity Fund

Average Daily Net Assets	Annual Fee

On first $100 million	0.95%
On next $150 million	0.90%
Over $250 million	0.85%

Global Communications Fund,
Global Financial Services Fund, Global Health Fund,
Global Technology Fund, International Growth Fund
and International Small Company Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.90%
On next $500 million	0.85%
Over $1 billion	0.80%

SmallCap Growth Fund

Average Daily Net Assets	Annual Fee

On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
Over $500 million	0.65%

Growth Fund, Growth Opportunities Fund,
and Value Opportunities Fund

Average Daily Net Assets	Annual Fee

On first $100 million	0.90%
On next $150 million	0.80%
Over $250 million	0.70%

Fundamental Growth Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.85%
On next $500 million	0.80%
Over $1 billion	0.75%

Small Company Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.85%
On next $250 million	0.80%
On next $500 million	0.75%
On next $500 million	0.70%
Over $1 billion	0.65%

Global Growth Fund,
International Opportunities Fund,
MidCap Fund
and MidCap Value Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.85%
On next $500 million	0.75%
Over $1 billion	0.70%

Capital Appreciation Fund,
Disciplined Equity Fund
and Value Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.80%
On next $500 million	0.70%
Over $1 billion	0.65%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Equity Income Fund (1),
MidCap Growth Fund,
Select MidCap Value Fund
and Stock Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.70%
Over $1 billion	0.65%

(1)	Effective November 1, 2007, HIFSCO has voluntarily agreed to waive management fees of 0.05% of average total net assets until October 31, 2008

Dividend and Growth Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.75%
On next $500 million	0.65%
Over $1 billion	0.60%

Balanced Income Fund

Average Daily Net Assets	Annual Fee

On first $250 million	0.725%
On next $250 million	0.700%
On next $500 million	0.675%
Over $1 billion	0.650%

High Yield Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

Advisers Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.690%
On next $500 million	0.625%
Over $1 billion	0.575%

Floating Rate Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

LargeCap Growth Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.65%
On next $500 million	0.60%
Over $1 billion	0.55%

Total Return Bond Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.550%
On next $500 million	0.525%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%

Income Fund, Inflation Plus Fund,
Tax-Free California Fund, Tax-Free Minnesota Fund,
Tax-Free National Fund, Tax-Free New York Fund
and U.S. Government Securities Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

High Yield Municipal Bond Fund (2)
and Strategic Income Fund (2)

Average Daily Net Assets	Annual Fee

On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

(2)	Effective June 1, 2007, HIFSCO has voluntarily agreed to waive 100% of the management fees until August 31, 2008

Short Duration Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

Money Market Fund

Average Daily Net Assets	Annual Fee

On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

Balanced Allocation Fund, Conservative Allocation Fund,
Equity Growth Allocation Fund, Growth Allocation Fund,
Income Allocation Fund, Retirement Income Fund,
Target Retirement 2010 Fund, Target Retirement 2020 Fund
and Target Retirement 2030 Fund

Average Daily Net Assets	Annual Fee

On first $500 million	0.15%
Over $500 million	0.10%

b)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Funds, HLIC provides accounting services to the Funds and received monthly compensation at the annual rate of 0.015% of each Fund’s average daily net assets through December 31, 2007. Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund each paid a fee of 0.01% of each Fund’s average daily net assets through December 31, 2007. The Funds’ accounting services fees are accrued daily and paid monthly.

Effective January 1, 2008, the rates of compensation paid to HLIC is as follows:

Advisers Fund, Balanced Income Fund,
Capital Appreciation Fund, Floating Rate Fund,
High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund,
International Small Company Fund, Short Duration Fund,
Strategic Income Fund and Total Return Bond Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Disciplined Equity Fund, Dividend and Growth Fund, Global Equity Fund, Global Growth Fund,
Money Market Fund, Small Company Fund,
SmallCap Growth Fund
and U.S. Government Securities Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Capital Appreciation II Fund, Equity Income Fund,
Global Health Fund, Income Allocation Fund,
MidCap Fund, MidCap Value Fund,
Retirement Income Fund, Stock Fund,
Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund,
Value Fund and Value Opportunities Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Balanced Allocation Fund, Checks and Balances Fund,
Conservative Allocation Fund, Equity Growth Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, LargeCap Growth Fund, MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund
and Target Retirement 2030 Fund

Average Daily Net Assets	Annual Fee

On first $5 billion	0.012%
Over $5 billion	0.010%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

Fundamental Growth Fund

Average Daily Net Assets	Annual Fee

All assets	0.010%

c)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. During the six-month period ended April 30, 2008, HIFSCO has contractually limited the total operating expenses of the Class A, B, C, I, L, R3, R4, R5 and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Fund	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

Advisers Fund	1.18%	NA	NA	NA	NA	1.43%	1.13%	0.83%	NA
Balanced Allocation Fund *	1.40%	2.15%	2.15%	1.15%	NA	1.78%	1.48%	1.18%	NA
Balanced Income Fund	1.25%	2.00%	2.00%	NA	NA	NA	NA	NA	0.90%
Capital Appreciation Fund	1.29%	NA	NA	1.04%	NA	1.54%	1.24%	0.94%	NA
Capital Appreciation II Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.25%
Checks and Balances Fund *	1.15%	1.90%	1.90%	0.90%	NA	NA	NA	NA	NA
Conservative Allocation Fund *	1.35%	2.10%	2.10%	1.10%	NA	1.78%	1.48%	1.18%	NA
Disciplined Equity Fund	1.40%	2.15%	2.15%	NA	NA	1.65%	1.35%	1.05%	1.00%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	NA	1.50%	1.20%	0.90%	NA
Equity Growth Allocation Fund *	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	NA
Equity Income Fund	1.25%	2.00%	2.00%	1.00%	NA	1.60%	1.30%	1.00%	0.90%
Floating Rate Fund +	1.00%	1.75%	1.75%	0.75%	NA	1.25%	1.00%	0.85%	0.75%
Fundamental Growth Fund	1.45%	2.20%	2.20%	NA	NA	NA	NA	NA	1.05%
Global Communications Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Global Equity Fund	1.65%	2.40%	2.40%	1.40%	NA	1.90%	1.65%	1.40%	1.30%
Global Financial Services Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Global Growth Fund	1.48%	2.23%	2.23%	NA	NA	1.73%	1.43%	1.13%	1.13%
Global Health Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.20%
Global Technology Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Growth Allocation Fund *	1.50%	2.25%	2.25%	1.25%	NA	1.81%	1.51%	1.21%	NA
Growth Fund	1.30%	2.05%	2.05%	1.05%	1.42%	1.55%	1.25%	0.95%	0.95%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.61%	1.31%	1.01%	1.01%
High Yield Fund	1.15%	1.90%	1.90%	0.90%	NA	1.40%	1.10%	0.90%	0.90%
High Yield Municipal Fund	1.00%	1.75%	1.75%	0.75%	NA	NA	NA	NA	NA
Income Allocation Fund *	1.20%	1.95%	1.95%	0.95%	NA	1.59%	1.29%	0.99%	NA
Income Fund	0.95%	1.70%	1.70%	0.75%	NA	NA	NA	NA	0.70%
Inflation Plus Fund	0.85%	1.60%	1.60%	0.60%	NA	1.25%	1.00%	0.76%	0.60%
International Growth Fund	1.60%	2.35%	2.35%	1.35%	NA	1.85%	1.55%	1.25%	1.20%
International Opportunities Fund	1.57%	2.32%	2.32%	NA	NA	1.82%	1.52%	1.22%	1.22%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%	NA	NA	NA	NA	1.20%
LargeCap Growth Fund	1.25%	2.00%	2.00%	NA	NA	NA	NA	NA	0.85%
MidCap Fund	1.37%	NA	NA	NA	NA	NA	NA	NA	NA
MidCap Growth Fund	1.35%	2.10%	2.10%	NA	NA	NA	NA	NA	0.95%
MidCap Value Fund	1.40%	2.15%	2.15%	NA	NA	NA	NA	NA	1.00%
Money Market Fund	0.90%	1.65%	1.65%	NA	NA	1.15%	0.85%	0.65%	0.65%
Retirement Income Fund *	1.20%	1.95%	1.95%	NA	NA	1.60%	1.30%	1.00%	0.85%
Select MidCap Value Fund	1.30%	2.05%	2.05%	NA	NA	NA	NA	NA	0.90%
Select SmallCap Value Fund	1.60%	2.35%	2.35%	NA	NA	NA	NA	NA	1.20%
Short Duration Fund	0.90%	1.65%	1.65%	NA	NA	NA	NA	NA	0.65%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.05%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	NA	1.65%	1.35%	1.05%	1.00%
Stock Fund	1.25%	NA	NA	NA	NA	1.50%	1.20%	0.90%	NA
Strategic Income Fund	1.15%	1.90%	1.90%	0.90%	NA	NA	NA	NA	0.90%
Target Retirement 2010 Fund *	1.25%	2.00%	2.00%	NA	NA	1.65%	1.35%	1.05%	0.90%
Target Retirement 2020 Fund *	1.30%	2.05%	2.05%	NA	NA	1.70%	1.40%	1.10%	0.95%
Target Retirement 2030 Fund *	1.35%	2.10%	2.10%	NA	NA	1.75%	1.45%	1.15%	1.00%
Tax-Free California Fund	0.85%	1.60%	1.60%	NA	NA	NA	NA	NA	NA
Tax-Free Minnesota Fund	0.85%	1.60%	1.60%	NA	0.90%	NA	NA	NA	0.75%
Tax-Free National Fund	0.85%	1.60%	1.60%	0.60%	0.80%	NA	NA	NA	0.60%
Tax-Free New York Fund	0.85%	1.60%	1.60%	NA	NA	NA	NA	NA	NA
Total Return Bond Fund +	1.00%	1.75%	1.75%	0.75%	NA	1.25%	1.00%	0.85%	0.75%

Fund	Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y

U.S. Government Securities Fund +	1.00%	1.75%	1.75%	NA	1.00%	NA	NA	NA	0.75%
Value Fund	1.40%	2.15%	2.15%	1.15%	NA	1.65%	1.35%	1.05%	1.00%
Value Opportunities Fund	1.40%	2.15%	2.15%	1.15%	1.45%	1.65%	1.35%	1.05%	1.05%

*	Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies.
+	Permanent expense caps.

d)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2008, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Annualized
	Six-Month
	Period Ended		Year Ended		Year Ended		Year Ended
Fund	April 30, 2008		October 31, 2007		October 31, 2006		October 31, 2005

Advisers Fund
Class A Shares	1.16%		1.09%		1.11%		1.18%
Class B Shares	2.01%		1.90%		1.90%		1.96%
Class C Shares	1.86%		1.78%		1.81%		1.88%
Class R3 Shares	1.43%		1.40	%(f)
Class R4 Shares	1.12%		1.05	%(f)
Class R5 Shares	0.80%		0.80	%(f)			0.73%
Class Y Shares	0.70%		0.63%		0.65%
Balanced Allocation Fund
Class A Shares	0.53%		0.54%		0.62%		0.60%
Class B Shares	1.35%		1.33%		1.36%		1.31%
Class C Shares	1.28%		1.29%		1.36%		1.31%
Class I Shares	0.21%		0.22%		0.39	%(d)
Class R3 Shares	0.94%		0.93	%(f)
Class R4 Shares	0.59%		0.66	%(f)
Class R5 Shares	0.29%		0.36	%(f)
Balanced Income Fund
Class A Shares	1.20%		1.19%		1.26	%(c)
Class B Shares	2.00%		2.00%		2.00	%(c)
Class C Shares	1.98%		2.00%		2.00	%(c)
Class Y Shares	0.87%		0.90%		0.90	%(c)
Capital Appreciation Fund
Class A Shares	1.09%		1.11%		1.17%		1.22%
Class B Shares	1.91%		1.91%		1.96%		1.99%
Class C Shares	1.82%		1.83%		1.88%		1.91%
Class I Shares	0.79%		0.78%		0.88	%(d)
Class R3 Shares	1.58%		1.47	%(f)
Class R4 Shares	1.11%		1.13	%(f)
Class R5 Shares	0.81%		0.84	%(f)
Class Y Shares	0.71%		0.71%		0.73%		0.75%
Class A Shares	1.37%		1.43%		1.59%		1.60%
Class B Shares	2.23%		2.29%		2.34%		2.35%
Class C Shares	2.11%		2.16%		2.32%		2.35%
Class I Shares	1.06%		1.10%		0.80	%(d)
Class R3 Shares	1.72%		1.86	%(f)
Class R4 Shares	1.40%		1.47	%(f)
Class R5 Shares	1.11%		1.22	%(f)
Class Y Shares	0.98%		1.01%		1.13%		1.15%
Checks and Balances Fund
Class A Shares	0.40%		0.43	%(i)
Class B Shares	1.22%		1.25	%(i)
Class C Shares	1.15%		1.18	%(i)
Class I Shares	0.17	%(k)
Conservative Allocation Fund

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period Ended	Year Ended		Year Ended		Year Ended
Fund	April 30, 2008	October 31, 2007		October 31, 2006		October 31, 2005

Class A Shares	0.57%	0.59%		0.63%		0.60%
Class B Shares	1.33%	1.28%		1.31%		1.26%
Class C Shares	1.33%	1.28%		1.31%		1.26%
Class I Shares	0.28%	0.26%		0.41	%(d)
Class R3 Shares	1.02%	1.03	%(f)
Class R4 Shares	0.62%	0.75	%(f)
Class R5 Shares	0.32%	0.47	%(f)
Disciplined Equity Fund
Class A Shares	1.40%	1.40%		1.39%		1.38%
Class B Shares	1.98%	2.08%		2.07%		2.13%
Class C Shares	2.11%	2.09%		2.09%		2.10%
Class R3 Shares	1.65%	1.65	%(f)
Class R4 Shares	1.28%	1.34	%(f)
Class R5 Shares	0.99%	1.05	%(f)
Class Y Shares	0.89%	0.88%		0.88%		0.89%
Dividend and Growth Fund
Class A Shares	1.08%	1.09%		1.13%		1.16%
Class B Shares	1.95%	1.95%		1.98%		2.01%
Class C Shares	1.82%	1.82%		1.86%		1.88%
Class I Shares	0.78%	0.76%		0.98	%(d)
Class R3 Shares	1.50%	1.40	%(f)
Class R4 Shares	1.08%	1.09	%(f)
Class R5 Shares	0.79%	0.82	%(f)
Class Y Shares	0.68%	0.68%		0.70%		0.72%
Equity Growth Allocation Fund
Class A Shares	0.67%	0.69%		0.72%		0.68%
Class B Shares	1.49%	1.37%		1.37%		1.33%
Class C Shares	1.42%	1.37%		1.37%		1.34%
Class I Shares	0.29%	0.37%		0.48	%(d)
Class R3 Shares	0.95%	0.96	%(f)
Class R4 Shares	0.64%	0.70	%(f)
Class R5 Shares	0.34%	0.38	%(f)
Equity Income Fund
Class A Shares	1.13%	1.12%		1.00%		0.50%
Class B Shares	1.98%	1.96%		1.84%		1.38%
Class C Shares	1.86%	1.83%		1.70%		1.22%
Class I Shares	0.83%	0.81%		0.80	%(d)
Class R3 Shares	1.48%	1.50	%(f)
Class R4 Shares	1.12%	1.18	%(f)
Class R5 Shares	0.84%	0.89	%(f)
Class Y Shares	0.74%	0.73%		0.57%		0.10%
Floating Rate Fund
Class A Shares	0.99%	0.96%		0.50%
Class B Shares	1.75%	1.75%		1.35%
Class C Shares	1.75%	1.74%		1.28%
Class I Shares	0.73%	0.71%		0.43	%(d)
Class R3 Shares	1.25%	1.24	%(f)
Class R4 Shares	1.00%	1.00	%(f)
Class R5 Shares	0.85%	0.85	%(f)
Class Y Shares	0.69%	0.68%		0.15%
Fundamental Growth Fund
Class A Shares	1.45%	1.47%		1.48%		1.57%
Class B Shares	2.20%	2.22%		2.23%		2.32%
Class C Shares	2.20%	2.20%		2.23%		2.32%
Class Y Shares	1.00%	1.02%		1.05%		1.13%
Global Communications Fund
Class A Shares	1.56%	1.60%		1.11%		1.49%
Class B Shares	2.27%	2.30%		1.73%		2.24%
Class C Shares	2.30%	2.34%		1.85%		2.23%

	Annualized
	Six-Month
	Period Ended		Year Ended		Year Ended		Year Ended
Fund	April 30, 2008		October 31, 2007		October 31, 2006		October 31, 2005

Class Y Shares	1.07%		1.11%		0.70%		1.04%
Global Equity Fund
Class A Shares	1.64	%(k)
Class B Shares	2.39	%(k)
Class C Shares	2.39	%(k)
Class I Shares	1.39	%(k)
Class R3 Shares	1.90	%(k)
Class R4 Shares	1.67	%(k)
Class R5 Shares	1.43	%(k)
Class Y Shares	1.32	%(k)
Global Financial Services Fund
Class A Shares	1.59%		1.60%		1.14%		1.48%
Class B Shares	2.07%		2.22%		1.77%		2.25%
Class C Shares	2.35%		2.35%		1.90%		2.25%
Class Y Shares	1.17%		1.14%		0.74%		1.07%
Global Growth Fund
Class A Shares	1.45%		1.47%		1.45%		1.36%
Class B Shares	2.04%		2.18%		2.15%		2.23%
Class C Shares	2.14%		2.14%		2.18%		2.13%
Class R3 Shares	1.72%		1.65	%(f)
Class R4 Shares	1.43%		1.34	%(f)
Class R5 Shares	0.98%		1.05	%(f)
Class Y Shares	0.89%		0.89%		0.91%		0.85%
Global Health Fund
Class A Shares	1.40%		1.40%		1.60%		1.58%
Class B Shares	2.25%		2.29%		2.31%		2.33%
Class C Shares	2.14%		2.14%		2.31%		2.33%
Class I Shares	1.12%		1.08%		1.14	%(d)
Class R3 Shares	1.73%		1.77	%(f)
Class R4 Shares	1.35%		1.45	%(f)
Class R5 Shares	1.06%		1.17	%(f)
Class Y Shares	0.94%		0.95%		1.08%		1.06%
Global Technology Fund
Class A Shares	1.43%		1.43%		1.32%		1.53%
Class B Shares	1.98%		2.03%		1.96%		2.28%
Class C Shares	2.28%		2.30%		2.21%		2.28%
Class Y Shares	1.07%		1.08%		1.17%		1.13%
Growth Allocation Fund
Class A Shares	0.58%		0.60%		0.67%		0.64%
Class B Shares	1.40%		1.32%		1.32%		1.29%
Class C Shares	1.33%		1.31%		1.32%		1.29%
Class I Shares	0.22%		0.23%		0.42	%(d)
Class R3 Shares	1.00%		0.93	%(f)
Class R4 Shares	0.60%		0.65	%(f)
Class R5 Shares	0.30%		0.38	%(f)
Growth Fund
Class A Shares	1.26%		1.27%		1.31%		1.31%
Class B Shares	1.94%		2.08%		2.08%		2.13%
Class C Shares	1.96%		1.98%		2.00%		2.03%
Class I Shares	0.89%		0.90%		0.91	%(d)
Class L Shares	1.03%		1.04%		1.03%		1.04%
Class R3 Shares	1.55%		1.57	%(f)
Class R4 Shares	1.20%		1.18	%(f)
Class R5 Shares	0.93%		0.91	%(f)
Class Y Shares	0.80%		0.81%		0.81%		0.83%
Growth Opportunities Fund
Class A Shares	1.24%		1.31%		1.18%		1.30%
Class B Shares	2.06%		2.10%		2.05%		2.08%
Class C Shares	1.90%		1.97%		2.05%		2.07%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period Ended	Year Ended		Year Ended		Year Ended
Fund	April 30, 2008	October 31, 2007		October 31, 2006		October 31, 2005

Class I Shares	0.84%	0.86%		1.11	%(d)
Class L Shares	0.99%	1.03%		1.04%		1.02%
Class R3 Shares	1.48%	1.57	%(f)
Class R4 Shares	1.16%	1.23	%(f)
Class R5 Shares	0.89%	0.92	%(f)
Class Y Shares	0.76%	0.79%		0.81%		0.82%
High Yield Fund
Class A Shares	1.15%	1.15%		1.20%		1.33%
Class B Shares	1.89%	1.90%		1.94%		2.10%
Class C Shares	1.90%	1.83%		1.89%		2.00%
Class I Shares	0.83%	0.75	%(i)
Class R3 Shares	1.40%	1.40	%(f)
Class R4 Shares	1.10%	1.10	%(f)
Class R5 Shares	0.90%	0.85	%(f)
Class Y Shares	0.82%	0.67%		0.73%		0.87%
High Yield Municipal Bond Fund
Class A Shares	0.32%	0.25	%(g)
Class B Shares	1.10%	1.00	%(g)
Class C Shares	1.10%	1.00	%(g)
Class I Shares	0.09%	0.00	%(g)
Income Allocation Fund
Class A Shares	0.56%	0.58%		0.61%		0.56%
Class B Shares	1.31%	1.28%		1.31%		1.26%
Class C Shares	1.31%	1.28%		1.31%		1.26%
Class I Shares	0.31%	0.33%		0.37	%(d)
Class R3 Shares	0.95%	0.97	%(f)
Class R4 Shares	0.65%	0.68	%(f)
Class R5 Shares	0.35%	0.37	%(f)
Income Fund
Class A Shares	0.95%	0.95%		0.95%		0.95%
Class B Shares	1.70%	1.70%		1.70%		1.70%
Class C Shares	1.70%	1.70%		1.70%		1.70%
Class Y Shares	0.62%	0.68%		0.70%		0.70%
Inflation Plus Fund
Class A Shares	0.85%	0.85%		0.95%		0.95%
Class B Shares	1.60%	1.60%		1.70%		1.70%
Class C Shares	1.60%	1.60%		1.70%		1.70%
Class I Shares	0.61%	0.58%		0.70	%(d)
Class R3 Shares	1.26%	1.23	%(f)
Class R4 Shares	1.00%	0.98	%(f)
Class R5 Shares	0.70%	0.72	%(f)
Class Y Shares	0.60%	0.56%		0.68%		0.68%
International Growth Fund
Class A Shares	1.44%	1.48%		1.56%		1.53%
Class B Shares	2.27%	2.32%		2.26%		2.28%
Class C Shares	2.16%	2.19%		2.31%		2.28%
Class I Shares	1.06%	1.09%		1.35	%(d)
Class R3 Shares	1.84%	1.83	%(f)
Class R4 Shares	1.54%	1.45	%(f)
Class R5 Shares	1.07%	1.16	%(f)
Class Y Shares	0.97%	1.01%		1.12%		1.13%
International Opportunities Fund
Class A Shares	1.43%	1.49%		1.54%		1.52%
Class B Shares	2.15%	2.18%		2.12%		2.30%
Class C Shares	2.17%	2.21%		2.30%		2.30%
Class R3 Shares	1.78%	1.71	%(f)
Class R4 Shares	1.38%	1.40	%(f)
Class R5 Shares	1.03%	1.11	%(f)
Class Y Shares	0.93%	0.95%		0.99%		1.01%

	Annualized
	Six-Month
	Period Ended	Year Ended		Year Ended		Year Ended
Fund	April 30, 2008	October 31, 2007		October 31, 2006		October 31, 2005

International Small Company Fund
Class A Shares	1.48%	1.49%		1.58%		1.55%
Class B Shares	2.19%	2.25%		2.22%		2.30%
Class C Shares	2.23%	2.23%		2.33%		2.30%
Class I Shares	1.15%	1.18	%(i)
Class Y Shares	1.00%	1.01%		1.18%		1.15%
LargeCap Growth Fund
Class A Shares	1.25%	1.11	%(e)
Class B Shares	2.00%	1.96	%(e)
Class C Shares	2.00%	1.93	%(e)
Class Y Shares	0.85%	0.85	%(e)
MidCap Fund
Class A Shares	1.22%	1.21%		1.25%		1.28%
Class B Shares	2.00%	1.98%		2.01%		2.06%
Class C Shares	1.91%	1.90%		1.93%		1.97%
Class Y Shares	0.79%	0.78%		0.78%		0.81%
MidCap Growth Fund
Class A Shares	1.34%	1.36%		1.48%		1.49	%(a)
Class B Shares	1.85%	1.95%		2.09%		2.24	%(a)
Class C Shares	2.00%	2.11%		2.23%		2.24	%(a)
Class Y Shares	0.95%	1.01%		1.08%		1.09	%(a)
MidCap Value Fund
Class A Shares	1.39%	1.39%		1.39%		1.38%
Class B Shares	2.09%	2.15%		2.14%		2.13%
Class C Shares	2.13%	2.09%		2.14%		2.13%
Class Y Shares	0.93%	0.89%		0.93%		0.94%
Money Market Fund
Class A Shares	0.90%	0.95%		0.95%		0.95%
Class B Shares	1.65%	1.70%		1.70%		1.70%
Class C Shares	1.56%	1.69%		1.70%		1.70%
Class R3 Shares	1.15%	1.20	%(f)
Class R4 Shares	0.85%	0.90	%(f)
Class R5 Shares	0.61%	0.60	%(f)
Class Y Shares	0.51%	0.55%		0.55%		0.55%
Retirement Income Fund
Class A Shares	0.49%	0.48%		0.54%
Class B Shares	1.24%	1.23%		1.30%
Class C Shares	1.25%	1.23%		1.30%
Class R3 Shares	0.89%	0.88	%(f)
Class R4 Shares	0.60%	0.59	%(f)
Class R5 Shares	0.29%	0.27	%(f)
Class Y Shares	0.13%	0.18%		0.24%
Select MidCap Value Fund
Class A Shares	1.30%	1.32%		1.50%		1.54	%(b)
Class B Shares	1.81%	2.00%		2.25%		2.29	%(b)
Class C Shares	2.02%	2.07%		2.25%		2.29	%(b)
Class Y Shares	0.87%	0.83%		1.11%		1.14	%(b)
Select SmallCap Value Fund
Class A Shares	1.39%	1.40%		1.60	%(c)
Class B Shares	2.27%	2.35%		2.35	%(c)
Class C Shares	2.26%	2.32%		2.35	%(c)
Class Y Shares	1.09%	1.13%		1.20	%(c)
Short Duration Fund
Class A Shares	0.90%	0.90%		0.90%		0.90%
Class B Shares	1.65%	1.65%		1.65%		1.65%
Class C Shares	1.65%	1.65%		1.65%		1.65%
Class Y Shares	0.58%	0.64%		0.65%		0.65%
Small Company Fund
Class A Shares	1.38%	1.39%		1.37%		1.35%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Annualized
	Six-Month
	Period Ended	Year Ended		Year Ended		Year Ended
Fund	April 30, 2008	October 31, 2007		October 31, 2006		October 31, 2005

Class B Shares	2.04%	2.11%		2.12%		2.10%
Class C Shares	2.13%	2.14%		2.11%		2.10%
Class I Shares	1.06%	1.12%		1.10	%(d)
Class R3 Shares	1.65%	1.65	%(f)
Class R4 Shares	1.28%	1.36	%(f)
Class R5 Shares	0.99%	1.10	%(f)
Class Y Shares	0.88%	0.90%		0.91%		0.92%
SmallCap Growth Fund
Class A Shares	1.26%	1.30%		1.34%		1.38%
Class B Shares	1.85%	2.00%		2.00%		2.13%
Class C Shares	2.11%	2.14%		2.13%		2.13%
Class I Shares	1.15%	1.15%		1.15	%(d)
Class L Shares	1.14%	1.15%		1.13%		1.20%
Class R3 Shares	1.42%	1.66	%(f)
Class R4 Shares	1.28%	1.37	%(f)
Class R5 Shares	1.01%	1.06	%(f)
Class Y Shares	0.90%	0.93%		0.90%		0.97%
Stock Fund
Class A Shares	1.21%	1.27%		1.26%		1.31%
Class B Shares	2.12%	2.10%		2.10%		2.21%
Class C Shares	2.05%	1.97%		2.01%		2.07%
Class R3 Shares	1.49%	1.51	%(f)
Class R4 Shares	1.19%	1.19	%(f)
Class R5 Shares	0.88%	0.92	%(f)
Class Y Shares	0.80%	0.75%		0.76%		0.82%
Strategic Income Fund
Class A Shares	0.41%	0.46	%(h)
Class B Shares	1.19%	1.25	%(h)
Class C Shares	1.17%	1.26	%(h)
Class I Shares	0.17%	0.27	%(h)
Class Y Shares	0.10%	0.24	%(j)
Target Retirement 2010 Fund
Class A Shares	0.51%	0.51%		0.54%
Class B Shares	1.26%	1.26%		1.29%
Class C Shares	1.25%	1.25%		1.30%
Class R3 Shares	0.90%	0.91	%(f)
Class R4 Shares	0.61%	0.62	%(f)
Class R5 Shares	0.32%	0.30	%(f)
Class Y Shares	0.15%	0.20%		0.23%
Target Retirement 2020 Fund
Class A Shares	0.52%	0.52%		0.53%
Class B Shares	1.25%	1.26%		1.29%
Class C Shares	1.27%	1.26%		1.30%
Class R3 Shares	0.91%	0.91	%(f)
Class R4 Shares	0.62%	0.63	%(f)
Class R5 Shares	0.32%	0.31	%(f)
Class Y Shares	0.16%	0.21%		0.22%
Target Retirement 2030 Fund
Class A Shares	0.54%	0.54%		0.53%
Class B Shares	1.06%	1.15%		1.24%
Class C Shares	1.24%	1.25%		1.10%
Class R3 Shares	0.94%	0.93	%(f)
Class R4 Shares	0.65%	0.66	%(f)
Class R5 Shares	0.35%	0.33	%(f)
Class Y Shares	0.19%	0.23%		0.20%
Tax-Free California Fund
Class A Shares	0.85%	0.85%		0.89%		0.89%
Class B Shares	1.60%	1.60%		1.64%		1.64%
Class C Shares	1.60%	1.60%		1.64%		1.64%

	Annualized
	Six-Month
	Period Ended	Year Ended		Year Ended		Year Ended
Fund	April 30, 2008	October 31, 2007		October 31, 2006		October 31, 2005

Tax-Free Minnesota Fund
Class A Shares	0.85%	0.85%		0.84%		0.84%
Class B Shares	1.60%	1.60%		1.56%		1.59%
Class C Shares	1.60%	1.59%		1.56%		1.59%
Class L Shares	0.90%	0.90%		0.86%		0.89%
Class Y Shares	0.69%	0.71%		0.83%		0.90%
Tax-Free National Fund
Class A Shares	0.85%	0.85%		1.00%		1.01%
Class B Shares	1.60%	1.60%		1.75%		1.75%
Class C Shares	1.60%	1.60%		1.75%		1.75%
Class L Shares	0.80%	0.86%		1.05%		1.05%
Class I Shares	0.60%	0.61	%(i)
Class Y Shares	0.60%	0.64%		0.89%		0.98%
Tax-Free New York Fund
Class A Shares	0.85%	0.84%		0.83%		0.84%
Class B Shares	1.60%	1.59%		1.58%		1.59%
Class C Shares	1.60%	1.59%		1.58%		1.59%
Total Return Bond Fund
Class A Shares	1.00%	1.00%		1.19%		1.20%
Class B Shares	1.71%	1.75%		1.95%		1.95%
Class C Shares	1.74%	1.75%		1.86%		1.87%
Class I Shares	0.68%	0.72%		0.91	%(d)
Class R3 Shares	1.22%	1.25	%(f)
Class R4 Shares	0.99%	1.00	%(f)
Class R5 Shares	0.77%	0.79	%(f)
Class Y Shares	0.59%	0.61%		0.70%		0.74%
U.S. Government Securities Fund
Class A Shares	1.00%	1.00%		1.15%		1.15%
Class B Shares	1.65%	1.71%		1.91%		1.90%
Class C Shares	1.75%	1.75%		1.90%		1.90%
Class L Shares	0.88%	0.91%		1.08%		1.08%
Class Y Shares	0.65%	0.68%		0.83%		0.86%
Value Fund
Class A Shares	1.30%	1.32%		1.37%		1.39%
Class B Shares	2.09%	2.15%		2.12%		2.14%
Class C Shares	2.07%	2.09%		2.14%		2.14%
Class I Shares	0.92%	1.00	%(i)
Class R3 Shares	1.57%	1.65	%(f)
Class R4 Shares	1.26%	1.35	%(f)
Class R5 Shares	0.97%	1.05	%(f)
Class Y Shares	0.87%	0.88%		0.91%		0.92%
Value Opportunities Fund
Class A Shares	1.39%	1.40%		1.39%		1.39%
Class B Shares	2.00%	2.13%		2.11%		2.14%
Class C Shares	2.14%	2.15%		2.14%		2.14%
Class I Shares	1.09%	1.16%		1.15	%(d)
Class L Shares	1.19%	1.24%		1.22%		1.30%
Class R3 Shares	1.66%	1.68	%(f)
Class R4 Shares	1.35%	1.38	%(f)
Class R5 Shares	1.05%	1.05	%(f)
Class Y Shares	0.96%	0.94%		0.99%		1.06%

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

(a)	From January 1, 2005 (commencement of operations), through October 31, 2005.

(b)	From April 29, 2005 (commencement of operations), through October 31, 2005.
(c)	From July 31, 2006 (commencement of operations), through October 31, 2006.
(d)	From August 31, 2006 (commencement of operations), through October 31, 2006.
(e)	From November 30, 2006 (commencement of operations), through October 31, 2007.
(f)	From December 22, 2006 (commencement of operations), through October 31, 2007.
(g)	From May 1, 2007 (commencement of operations), through October 31, 2007.
(h)	From May 15, 2007 (commencement of operations), through October 31, 2007.
(i)	From May 31, 2007 (commencement of operations), through October 31, 2007.
(j)	From August 31, 2007 (commencement of operations), through October 31, 2007.
(k)	From February 29, 2008 (commencement of operations), through April 30, 2008.

e)	Distribution and Service Plan for Class A, B, C and L Shares — HIFSCO is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2008, the following revenues were received by HIFSCO:

	Front-end Load	Contingent Deferred
	Sales Charge	Sales Charge

Advisers Fund	$420	$94
Balanced Allocation Fund	2,323	177
Balanced Income Fund	184	2
Capital Appreciation Fund	22,387	1,354
Capital Appreciation II Fund	3,976	243
Checks and Balances Fund	11,809	117
Conservative Allocation Fund	661	61
Disciplined Equity Fund	79	13
Dividend and Growth Fund	7,287	242
Equity Growth Allocation Fund	840	64
Equity Income Fund	2,016	35
Floating Rate Fund	507	1,679
Fundamental Growth Fund	27	3
Global Communications Fund	98	9
Global Equity Fund	1	—
Global Financial Services Fund	181	3
Global Growth Fund	426	25
Global Health Fund	594	73
Global Technology Fund	62	7
Growth Allocation Fund	1,761	183
Growth Fund	433	41
Growth Opportunities Fund	3,428	125
High Yield Fund	95	23
High Yield Municipal Bond Fund	890	12
Income Allocation Fund	127	19
Income Fund	371	10
Inflation Plus Fund	672	99
International Growth Fund	1,455	52
International Opportunities Fund	748	21
International Small Company Fund	213	27
LargeCap Growth Fund	11	1
MidCap Fund	109	105
MidCap Growth Fund	75	6
MidCap Value Fund	31	24
Money Market Fund	—	212
Retirement Income Fund	14	—
Select MidCap Value Fund	68	8
Select SmallCap Value Fund	22	1
Short Duration Fund	101	19
Small Company Fund	398	16
SmallCap Growth Fund	119	21
Stock Fund	240	62
Strategic Income Fund	596	36
Target Retirement 2010 Fund	10	—
Target Retirement 2020 Fund	30	2
Target Retirement 2030 Fund	36	1

	Front-end Load	Contingent Deferred
	Sales Charge	Sales Charge

Tax-Free California Fund	$74	$9
Tax-Free Minnesota Fund	16	—
Tax-Free National Fund	325	12
Tax-Free New York Fund	9	1
Total Return Bond Fund	2,708	139
U.S. Government Securities Fund	175	22
Value Fund	114	5
Value Opportunities Fund	258	27

The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of only up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Funds’ 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2008, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds’ shares were $2,358. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment Management and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2008, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $21. Hartford Administrative Services Company (“HASCO”), a wholly-owned subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO was compensated $37,597 for providing such services. The Funds accrue these fees daily and pay monthly.

g)	Payments from Affiliate:

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation concerning aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $15.4 million to The Hartford Mutual Funds in the amounts indicated below. Those amounts were recorded on the books of the Funds on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

	Capital Gain
Fund Name	Reimbursement	Income Reimbursement	Total Reimbursement

Advisers Fund	$920	$345	$1,265
Capital Appreciation Fund	3,768	1,413	5,181
Disciplined Equity Fund	212	80	292
Dividend and Growth Fund	740	278	1,018
Fundamental Growth Fund	140	53	193
Global Communications Fund	4	2	6
Global Financial Services Fund	4	2	6
Global Growth Fund	1,392	552	1,914
Global Health Fund	76	29	105
Global Technology Fund	16	6	22
Growth Fund	112	42	154
Growth Opportunities Fund	300	113	413
International Capital Appreciation Fund	4	2	6
International Opportunities Fund	20	8	28
MidCap Fund	1,788	671	2,459
MidCap Value Fund	40	15	55
Small Company Fund	488	183	671
SmallCap Growth Fund	28	11	39
Stock Fund	1,140	428	1,568

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

	Capital Gain
Fund Name	Reimbursement	Income Reimbursement	Total Reimbursement

Value Fund	$8	$3	$11
Value Opportunities Fund	12	4	16

On April 20, 2007, MidCap Growth Fund was reimbursed $24 in trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007 and June 8, 2007, Small Company Fund was reimbursed $909 in trading reimbursements and $228 for incorrect IPO allocations.

The table below shows the impact on total return from the payments from affiliates:

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from Payment	Total Return	Transfer Agent
	Payment from	from Affiliate for	Excluding	Allocation	Total Return
	Affiliate for SEC	Trading	Payments from	Methodology	Excluding Payments
	Settlement	Reimbursements	Affiliate	Reimbursements	from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Advisers Fund Class A	0.07%	—%	13.15%	0.19%	3.74%
Advisers Fund Class B	0.08	—	12.24	0.26	2.95
Advisers Fund Class C	0.07	—	12.36	0.21	3.06
Advisers Fund Class Y	0.07	—	13.65	—	—
Capital Appreciation Class A	0.03	—	26.11	—	—
Capital Appreciation Class B	0.04	—	25.10	—	—
Capital Appreciation Class C	0.04	—	25.23	—	—
Capital Appreciation Class I	0.03	—	26.45	—	—
Capital Appreciation Class Y	0.03	—	26.62	—	—
Disciplined Equity Fund Class A	0.08	—	13.78	—	—
Disciplined Equity Fund Class B	0.08	—	13.05	—	—
Disciplined Equity Fund Class C	0.08	—	12.98	0.01	5.24
Disciplined Equity Fund Class Y	0.07	—	14.37	—	—
Dividend and Growth Fund Class A	0.03	—	16.17	0.06	12.47
Dividend and Growth Fund Class B	0.03	—	15.19	—	—
Dividend and Growth Fund Class C	0.03	—	15.39	0.04	11.72
Dividend and Growth Fund Class I	0.03	—	16.64	—	—
Dividend and Growth Fund Class Y	0.03	—	16.65	—	—
Fundamental Growth Fund Class A	0.28	—	26.24	0.03	2.21
Fundamental Growth Fund Class B	0.29	—	25.34	—	1.48
Fundamental Growth Fund Class C	0.29	—	25.32	0.06	1.53
Fundamental Growth Fund Class Y	0.28	—	26.83	—	—
Global Communications Fund Class A	0.02	—	39.00	—	—
Global Communications Fund Class B	0.02	—	37.99	—	—
Global Communications Fund Class C	0.02	—	37.94	—	—
Global Communications Fund Class Y	0.02	—	39.55	—	—
Global Financial Services Fund Class A	0.02	—	8.40	—	—
Global Financial Services Fund Class B	0.02	—	7.73	—	—
Global Financial Services Fund Class C	0.02	—	7.55	—	—
Global Financial Services Fund Class Y	0.02	—	8.89	—	—
Global Growth Fund Class A	0.26	—	35.50	—	—
Global Growth Fund Class B	0.27	—	34.45	—	—
Global Growth Fund Class C	0.27	—	34.58	—	—
Global Growth Fund Class Y	0.25	—	36.28	—	—
Global Health Fund Class A	0.01	—	9.94	—	—
Global Health Fund Class B	0.01	—	8.90	—	—
Global Health Fund Class C	0.01	—	9.09	—	—
Global Health Fund Class I	0.01	—	10.46	—	—
Global Health Fund Class Y	0.01	—	10.44	—	—
Global Technology Fund Class A	0.04	—	27.46	—	—
Global Technology Fund Class B	0.04	—	26.57	—	—
Global Technology Fund Class C	0.04	—	26.25	—	—
Global Technology Fund Class Y	0.04	—	27.96	—	—
Growth Fund Class A	0.01	—	23.90	—	—
Growth Fund Class B	0.01	—	23.00	—	—
Growth Fund Class C	0.01	—	23.08	—	—

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from Payment	Total Return	Transfer Agent
	Payment from	from Affiliate for	Excluding	Allocation	Total Return
	Affiliate for SEC	Trading	Payments from	Methodology	Excluding Payments
	Settlement	Reimbursements	Affiliate	Reimbursements	from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Growth Fund Class I	0.01%	—%	24.35%	—%	—%
Growth Fund Class L	0.01	—	24.20	—	—
Growth Fund Class Y	0.01	—	24.50	—	—
Growth Opportunities Fund Class A	0.03	—	40.34	—	—
Growth Opportunities Fund Class B	0.04	—	39.24	—	—
Growth Opportunities Fund Class C	0.04	—	39.35	—	—
Growth Opportunities Fund Class I	0.03	—	40.84	—	—
Growth Opportunities Fund Class L	0.03	—	40.72	—	—
Growth Opportunities Fund Class Y	0.03	—	41.02	—	—
High Yield Class A	—	—	—	0.01	9.25
High Yield Class B	—	—	—	—	8.45
High Yield Class C	—	—	—	0.10	8.44
International Growth Fund Class A	—	—	39.31	—	—
International Growth Fund Class B	—	—	38.11	—	—
International Growth Fund Class C	—	—	38.27	—	—
International Growth Fund Class I	—	—	39.73	—	—
International Growth Fund Class Y	—	—	40.01	—	—
International Opportunities Fund Class A	0.01	—	39.14	—	—
International Opportunities Fund Class B	0.01	—	38.16	—	—
International Opportunities Fund Class C	0.01	—	38.16	—	—
International Opportunities Fund Class Y	0.01	—	39.90	—	—
MidCap Fund Class A	0.08	—	25.86	—	—
MidCap Fund Class B	0.09	—	24.87	—	—
MidCap Fund Class C	0.09	—	24.97	—	—
MidCap Fund Class Y	0.08	—	26.40	—	—
MidCap Value Fund Class A	0.01	—	16.71	—	—
MidCap Value Fund Class B	0.01	—	15.85	—	—
MidCap Value Fund Class C	0.01	—	15.93	—	—
MidCap Value Fund Class Y	0.01	—	17.37	—	—
Small Company Fund Class A	0.16	0.22	23.41	—	—
Small Company Fund Class B	0.18	0.24	22.46	—	—
Small Company Fund Class C	0.18	0.24	22.37	—	—
Small Company Fund Class I	0.16	0.22	23.81	—	—
Small Company Fund Class R3	—	0.20	17.44	—	—
Small Company Fund Class R4	—	0.20	17.80	—	—
Small Company Fund Class R5	—	0.20	18.07	—	—
Small Company Fund Class Y	0.16	0.20	23.99	—	—
SmallCap Growth Fund Class A	0.01	—	7.17	—	—
SmallCap Growth Fund Class B	0.01	—	6.43	—	—
SmallCap Growth Fund Class C	0.01	—	6.33	—	—
SmallCap Growth Fund Class I	0.01	—	7.36	—	—
SmallCap Growth Fund Class L	0.01	—	7.40	—	—
SmallCap Growth Fund Class Y	0.01	—	7.60	—	—
Stock Fund Class A	0.13	—	16.67	—	—
Stock Fund Class B	0.14	—	15.72	—	—
Stock Fund Class C	0.14	—	15.86	—	—
Stock Fund Class Y	0.12	—	17.31	—	—
Total Return Bond Fund Class A	—	—	—	0.02	5.08
Total Return Bond Fund Class B	—	—	—	0.02	4.35
Total Return Bond Fund Class C	—	—	—	0.19	4.57
Value Fund Class A	—	—	16.60	—	—
Value Fund Class B	—	—	15.62	—	—
Value Fund Class C	—	—	15.62	—	—
Value Fund Class Y	—	—	17.06	—	—
Value Opportunities Fund Class A	0.01	—	9.72	—	—
Value Opportunities Fund Class B	0.01	—	8.89	—	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

				Impact from
				Payment from
				Affiliate for
	Impact from	Impact from Payment	Total Return	Transfer Agent
	Payment from	from Affiliate for	Excluding	Allocation	Total Return
	Affiliate for SEC	Trading	Payments from	Methodology	Excluding Payments
	Settlement	Reimbursements	Affiliate	Reimbursements	from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended	for the Year Ended
Fund	October 31, 2007	October 31, 2007	October 31, 2007	October 31, 2004	October 31, 2004

Value Opportunities Fund Class C	0.01%	—%	8.90%	—%	—%
Value Opportunities Fund Class I	0.01	—	10.07	—	—
Value Opportunities Fund Class L	0.01	—	9.91	—	—
Value Opportunities Fund Class Y	0.01	—	10.29	—	—

6.	Affiliate Holdings:

As of April 30, 2008, affiliates of The Hartford had ownership of shares in the Funds as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y

Advisers Fund	—	—	—	N/A	1	1	1	—
Balanced Income Fund	997	26	26	N/A	N/A	N/A	N/A	11
Checks and Balances Fund	—	—	—	10	N/A	N/A	N/A	N/A
Conservative Allocation Fund	—	—	—	—	1	—	—	N/A
Disciplined Equity Fund	—	—	—	N/A	1	1	1	—
Equity Income Fund	—	—	—	—	1	1	1	—
Global Equity Fund	1790	30	30	30	30	30	30	30
Global Financial Services Fund	712	—	—	N/A	N/A	N/A	N/A	—
Global Growth Fund	—	—	—	N/A	1	1	1	—
Growth Allocation Fund	—	—	—	—	1	—	—	N/A
Growth Fund	—	—	—	—	1	—	—	—
High Yield Fund	—	—	—	3	1	1	1	—
Income Allocation Fund	—	—	—	—	1	—	1	N/A
Inflation Plus Fund	—	—	—	—	1	1	1	—
International Growth Fund	—	—	—	—	—	1	1	—
International Opportunities Fund	—	—	—	N/A	1	1	1	—
LargeCap Growth Fund	959	25	25	N/A	N/A	N/A	N/A	10
MidCap Growth Fund	1131	30	30	N/A	N/A	N/A	N/A	22
Money Market Fund	—	—	—	N/A	11	—	—	—
Retirement Income Fund	29	13	13	N/A	1	1	1	13
Select SmallCap Value Fund	1555	27	27	N/A	N/A	N/A	N/A	11
SmallCap Growth Fund	—	—	—	—	*	—	*	—
Stock Fund	—	—	—	N/A	*	*	*	—
Strategic Income Fund	1706	—	—	—	N/A	N/A	N/A	—
Target Retirement 2010 Fund	27	15	15	N/A	1	1	1	15
Target Retirement 2020 Fund	9	1	1	N/A	1	1	1	1
Target Retirement 2030 Fund	8	4	4	N/A	1	1	1	4
Tax-Free California Fund	771	—	—	N/A	N/A	N/A	N/A	N/A
Tax-Free New York Fund	998	120	120	N/A	N/A	N/A	N/A	N/A
Total Return Bond Fund	—	—	—	—	1	—	—	—
Value Fund	—	—	—	2	1	1	1	—
Value Opportunities Fund	—	—	—	—	—	—	1	—

*	Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

7.	Investment Transactions:

For the six-month period ended April 30, 2008, the cost of purchases and sales of securities for Money Market Fund were $3,313,315 and $3,112,528, respectively. For the six-month period ended April 30, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Advisers Fund	$510,853	$616,996	$6,657	$26,988
Balanced Allocation Fund	124,563	56,616	—	—

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Balanced Income Fund	$22,147	$10,000	$294	$229
Capital Appreciation Fund	9,790,222	8,139,025	—	—
Capital Appreciation II Fund	1,234,268	959,245	—	—
Checks and Balances Fund	502,785	11,822	—	—
Conservative Allocation Fund	47,516	17,024	—	—
Disciplined Equity Fund	80,722	93,574	—	—
Dividend and Growth Fund	1,019,694	797,361	—	—
Equity Growth Allocation Fund	49,187	26,845	—	—
Equity Income Fund	232,979	210,315	—	—
Floating Rate Fund	216,759	1,531,964	—	—
Fundamental Growth Fund	32,957	35,360	—	—
Global Communications Fund	22,997	20,372	—	—
Global Equity Fund	21,960	2,512	—	—
Global Financial Services Fund	26,055	17,942	—	—
Global Growth Fund	256,776	261,350	—	—
Global Health Fund	202,969	214,917	—	—
Global Technology Fund	46,557	52,823	—	—
Growth Allocation Fund	94,171	70,556	—	—
Growth Fund	625,519	647,749	—	—
Growth Opportunities Fund	2,619,639	1,654,784	—	—
High Yield Fund	117,396	110,301	—	—
High Yield Municipal Bond Fund	173,638	28,302	—	—
Income Allocation Fund	16,424	3,812	—	—
Income Fund	285,626	249,309	—	—
Inflation Plus Fund	37,703	30,684	2,082,914	1,888,673
International Growth Fund	891,015	844,094	—	—
International Opportunities Fund	317,471	261,894	—	—
International Small Company Fund	146,573	156,385	—	—
LargeCap Growth Fund	10,031	9,364	—	—
MidCap Fund	1,134,007	1,246,981	—	—
MidCap Growth Fund	42,942	26,808	—	—
MidCap Value Fund	97,223	130,437	—	—
Retirement Income Fund	4,322	479	—	—
Select MidCap Value Fund	67,331	77,463	—	—
Select SmallCap Value Fund	28,268	14,083	—	—
Short Duration Fund	55,302	32,882	29,219	45,849
Small Company Fund	558,005	421,682	—	—
SmallCap Growth Fund	141,622	166,609	—	—
Stock Fund	376,024	452,658	—	—
Strategic Income Fund	220,630	72,027	24,306	23,825
Target Retirement 2010 Fund	12,242	5,567	—	—
Target Retirement 2020 Fund	24,470	10,962	—	—
Target Retirement 2030 Fund	15,517	5,239	—	—
Tax-Free California Fund	11,219	15,789	—	—
Tax-Free Minnesota Fund	6,847	5,759	—	—
Tax-Free National Fund	120,149	84,735	—	—
Tax-Free New York Fund	2,888	1,865	—	—
Total Return Bond Fund	1,270,272	991,017	509,446	459,413
U.S. Government Securities Fund	49,087	35,162	35,684	26,890
Value Fund	134,144	104,784	—	—
Value Opportunities Fund	71,647	89,089	—	—

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2008 and the year ended October 31, 2007:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Advisers Fund:
Class A Shares	2,649	6,316	7,646	1,427	(7,331)	(15,308)	—	—	2,964	(7,565)

Amount	$40,282	$111,532	$121,341	$24,851	$(112,498)	$(269,518)	$—	$—	$49,125	$(133,135)
Class B Shares	222	505	1,679	255	(3,102)	(7,864)	—	—	(1,201)	(7,104)
Amount	$3,378	$8,837	$26,398	$4,349	$(46,847)	$(137,250)	$—	$—	$(17,071)	$(124,064)
Class C Shares	262	462	1,344	185	(1,457)	(2,603)	—	—	149	(1,956)
Amount	$3,994	$8,160	$21,347	$3,198	$(22,192)	$(45,767)	$—	$—	$3,149	$(34,409)
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$3	$10	$1	$—	$—	$—	$—	$—	$4	$10
Class R4 Shares	11	3	—	—	(1)	—	—	—	10	3
Amount	$169	$52	$6	$—	$(24)	$—	$—	$—	$151	$52
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$1	$—	$—	$—	$—	$—	$1	$10
Class Y Shares	107	54	145	29	(233)	(65)	—	—	19	18
Amount	$1,654	$965	$2,334	$517	$(3,547)	$(1,165)	$—	$—	$441	$317
Balanced Allocation Fund:
Class A Shares	8,056	14,252	3,637	2,038	(5,060)	(7,600)	—	—	6,633	8,690
Amount	$93,426	$175,249	$43,578	$24,479	$(58,127)	$(93,540)	$—	$—	$78,877	$106,188
Class B Shares	1,277	2,401	749	404	(973)	(1,536)	—	—	1,053	1,269
Amount	$14,687	$29,397	$8,973	$4,818	$(11,182)	$(18,872)	$—	$—	$12,478	$15,343
Class C Shares	3,346	5,561	1,132	568	(2,222)	(3,170)	—	—	2,256	2,959
Amount	$38,672	$68,155	$13,554	$6,776	$(25,417)	$(39,000)	$—	$—	$26,809	$35,931
Class I Shares	229	110	5	3	(31)	(71)	—	—	203	42
Amount	$2,607	$1,347	$65	$35	$(353)	$(883)	$—	$—	$2,319	$499
Class R3 Shares	38	9	1	—	(3)	—	—	—	36	9
Amount	$428	$113	$9	$1	$(32)	$(4)	$—	$—	$405	$110
Class R4 Shares	486	209	21	1	(52)	(5)	—	—	455	205
Amount	$5,550	$2,645	$256	$8	$(605)	$(58)	$—	$—	$5,201	$2,595
Class R5 Shares	279	55	6	—	(84)	—	—	—	201	55
Amount	$3,120	$687	$69	$4	$(949)	$—	$—	$—	$2,240	$691
Balanced Income Fund
Class A Shares	1,004	2,672	90	71	(167)	(172)	—	—	927	2,571
Amount	$10,500	$28,774	$940	$766	$(1,747)	$(1,851)	$—	$—	$9,693	$27,689
Class B Shares	68	184	4	3	(22)	(8)	—	—	50	179
Amount	$710	$1,985	$39	$28	$(232)	$(91)	$—	$—	$517	$1,922
Class C Shares	183	367	7	4	(49)	(22)	—	—	141	349
Amount	$1,920	$3,957	$73	$41	$(510)	$(237)	$—	$—	$1,483	$3,761
Class R3 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class R4 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class R5 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Class Y Shares	—	—	1	—	—	—	—	—	1	—
Amount	$—	$—	$2	$4	$—	$—	$—	$—	$2	$4
Capital Appreciation Fund:
Class A Shares	70,010	87,303	23,779	17,873	(33,172)	(42,965)	—	—	60,617	62,211
Amount	$2,667,924	$3,502,107	$960,182	$659,971	$(1,260,166)	$(1,730,535)	$—	$—	$2,367,940	$2,431,543
Class B Shares	3,431	6,777	5,082	4,371	(6,641)	(9,556)	—	—	1,872	1,592
Amount	$117,642	$243,926	$183,341	$146,176	$(224,537)	$(348,719)	$—	$—	$76,446	$41,383
Class C Shares	18,361	29,666	8,838	6,331	(8,848)	(12,054)	—	—	18,351	23,943
Amount	$637,357	$1,078,361	$320,714	$212,674	$(302,199)	$(440,984)	$—	$—	$655,872	$850,051
Class I Shares	3,688	3,462	287	17	(839)	(198)	—	—	3,136	3,281
Amount	$141,355	$140,237	$11,558	$626	$(31,844)	$(8,135)	$—	$—	$121,069	$132,728
Class R3 Shares	11	1	—	—	—	—	—	—	11	1
Amount	$454	$34	$3	$—	$(21)	$—	$—	$—	$436	$34
Class R4 Shares	839	326	33	—	(33)	(8)	—	—	839	318
Amount	$33,982	$15,387	$1,432	$—	$(1,336)	$(390)	$—	$—	$34,078	$14,997
Class R5 Shares	551	24	8	—	(49)	—	—	—	510	24
Amount	$22,863	$1,141	$353	$—	$(1,928)	$(2)	$—	$—	$21,288	$1,139
Class Y Shares	8,705	11,305	1,725	1,019	(1,367)	(1,104)	—	—	9,063	11,220
Amount	$360,277	$487,276	$74,889	$40,269	$(56,255)	$(48,276)	$—	$—	$378,911	$479,269

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Capital Appreciation Fund: — (continued)
Capital Appreciation II Fund:
Class A Shares	17,872	35,707	3,362	400	(8,702)	(6,023)	—	—	12,532	30,084
Amount	$251,497	$527,123	$49,988	$5,193	$(120,896)	$(88,458)	$—	$—	$180,589	$443,858
Class B Shares	1,684	4,444	475	52	(545)	(430)	—	—	1,614	4,066
Amount	$22,994	$64,283	$6,911	$666	$(7,256)	$(6,279)	$—	$—	$22,649	$58,670
Class C Shares	8,727	18,529	1,739	166	(2,709)	(1,252)	—	—	7,757	17,443
Amount	$120,847	$269,523	$25,354	$2,128	$(35,974)	$(18,308)	$—	$—	$110,227	$253,343
Class I Shares	4,239	6,315	326	6	(1,983)	(1,643)	—	—	2,582	4,678
Amount	$59,075	$92,756	$4,865	$77	$(27,177)	$(23,510)	$—	$—	$36,763	$69,323
Class R3 Shares	307	40	2	—	(12)	(13)	—	—	297	27
Amount	$4,173	$572	$33	$—	$(164)	$(186)	$—	$—	$4,042	$386
Class R4 Shares	89	1	—	—	(1)	—	—	—	88	1
Amount	$1,240	$11	$1	$—	$(11)	$—	$—	$—	$1,230	$11
Class R5 Shares	9	8	1	—	(2)	—	—	—	8	8
Amount	$136	$122	$12	$—	$(27)	$(1)	$—	$—	$121	$121
Class Y Shares	1,150	—	1	—	(32)	—	—	—	1,119	—
Amount	$15,976	$—	$11	$3	$(443)	$—	$—	$—	$15,544	$3
Checks and Balances Fund:
Class A Shares	35,954	16,805	410	34	(2,862)	(413)	—	—	33,502	16,426
Amount	$356,040	$170,540	$4,081	$352	$(28,206)	$(4,185)	$—	$—	$331,915	$166,707
Class B Shares	4,774	1,922	35	3	(242)	(42)	—	—	4,567	1,883
Amount	$47,016	$19,482	$354	$28	$(2,366)	$(421)	$—	$—	$45,004	$19,089
Class C Shares	12,938	5,322	96	7	(974)	(76)	—	—	12,060	5,253
Amount	$127,956	$54,033	$957	$71	$(9,651)	$(776)	$—	$—	$119,262	$53,328
Class I Shares	89	—	—	—	—	—	—	—	89	—
Amount	$872	$—	$1	$—	$—	$—	$—	$—	$873	$—
Conservative Allocation Fund:
Class A Shares	3,478	3,702	626	503	(2,192)	(2,134)	—	—	1,912	2,071
Amount	$36,966	$41,554	$6,809	$5,558	$(23,355)	$(23,979)	$—	$—	$20,420	$23,133
Class B Shares	449	622	121	97	(315)	(352)	—	—	255	367
Amount	$4,771	$6,959	$1,316	$1,066	$(3,363)	$(3,940)	$—	$—	$2,724	$4,085
Class C Shares	1,353	3,123	206	155	(619)	(2,519)	—	—	940	759
Amount	$14,412	$34,833	$2,248	$1,712	$(6,558)	$(28,100)	$—	$—	$10,102	$8,445
Class I Shares	69	349	7	5	(146)	(226)	—	—	(70)	128
Amount	$727	$3,864	$81	$50	$(1,549)	$(2,542)	$—	$—	$(741)	$1,372
Class R3 Shares	35	2	—	—	(35)	—	—	—	—	2
Amount	$363	$20	$1	$—	$(362)	$(1)	$—	$—	$2	$19
Class R4 Shares	556	39	7	—	(39)	(2)	—	—	524	37
Amount	$5,850	$436	$77	$2	$(407)	$(19)	$—	$—	$5,520	$419
Class R5 Shares	130	60	4	—	(14)	—	—	—	120	60
Amount	$1,367	$684	$41	$2	$(154)	$(2)	$—	$—	$1,254	$684
Disciplined Equity Fund:
Class A Shares	464	779	18	99	(1,418)	(3,352)	—	—	(936)	(2,474)
Amount	$6,335	$10,991	$259	$1,346	$(19,433)	$(47,069)	$—	$—	$(12,839)	$(34,732)
Class B Shares	39	115	—	3	(464)	(848)	—	—	(425)	(730)
Amount	$507	$1,544	$—	$38	$(6,009)	$(11,417)	$—	$—	$(5,502)	$(9,835)
Class C Shares	38	63	—	1	(184)	(520)	—	—	(146)	(456)
Amount	$495	$837	$—	$17	$(2,378)	$(6,922)	$—	$—	$(1,883)	$(6,068)
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$1	$10	$—	$—	$—	$—	$—	$—	$1	$10
Class R4 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class Y Shares	337	1,306	50	47	(281)	(6,642)	—	—	106	(5,289)
Amount	$4,823	$19,108	$754	$659	$(3,833)	$(91,136)	$—	$—	$1,744	$(71,369)
Dividend and Growth Fund:
Class A Shares	13,206	24,817	9,209	9,647	(10,318)	(16,770)	—	—	12,097	17,694
Amount	$267,248	$541,443	$192,135	$198,393	$(208,366)	$(367,180)	$—	$—	$251,017	$372,656
Class B Shares	917	2,462	1,056	1,193	(2,280)	(3,550)	—	—	(307)	105
Amount	$18,268	$52,687	$21,728	$23,931	$(45,146)	$(76,451)	$—	$—	$(5,150)	$167
Class C Shares	1,039	2,480	960	1,041	(1,628)	(2,440)	—	—	371	1,081
Amount	$20,682	$53,014	$19,707	$20,886	$(32,334)	$(52,425)	$—	$—	$8,055	$21,475

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Dividend and Growth Fund: — (continued)
Class I Shares	190	95	7	1	(20)	(14)	—	—	177	82
Amount	$3,903	$2,092	$141	$13	$(409)	$(303)	$—	$—	$3,635	$1,802
Class R3 Shares	10	8	—	—	(6)	—	—	—	4	8
Amount	$200	$170	$11	$—	$(122)	$(2)	$—	$—	$89	$168
Class R4 Shares	258	87	6	—	(18)	(2)	—	—	246	85
Amount	$5,171	$2,033	$136	$1	$(364)	$(43)	$—	$—	$4,943	$1,991
Class R5 Shares	7	8	1	—	(2)	—	—	—	6	8
Amount	$140	$193	$12	$—	$(31)	$—	$—	$—	$121	$193
Class Y Shares	10,594	5,596	809	459	(161)	(1,299)	—	—	11,242	4,756
Amount	$217,153	$128,524	$17,064	$9,602	$(3,330)	$(27,649)	$—	$—	$230,887	$110,477
Equity Growth Allocation Fund:
Class A Shares	2,313	3,853	1,191	342	(1,192)	(1,839)	—	—	2,312	2,356
Amount	$29,982	$53,844	$16,356	$4,488	$(15,106)	$(26,095)	$—	$—	$31,232	$32,237
Class B Shares	393	811	301	83	(231)	(336)	—	—	463	558
Amount	$4,976	$11,300	$4,107	$1,077	$(2,929)	$(4,711)	$—	$—	$6,154	$7,666
Class C Shares	835	1,437	432	116	(593)	(708)	—	—	674	845
Amount	$10,588	$19,934	$5,883	$1,505	$(7,466)	$(9,897)	$—	$—	$9,005	$11,542
Class I Shares	34	3	1	—	(1)	—	—	—	34	3
Amount	$440	$48	$8	$—	$(13)	$(5)	$—	$—	$435	$43
Class R3 Shares	8	85	6	—	(8)	(24)	—	—	6	61
Amount	$90	$1,251	$88	$—	$(108)	$(341)	$—	$—	$70	$910
Class R4 Shares	182	31	6	—	(22)	(2)	—	—	166	29
Amount	$2,360	$446	$87	$—	$(275)	$(28)	$—	$—	$2,172	$418
Class R5 Shares	83	5	1	—	(1)	—	—	—	83	5
Amount	$1,028	$70	$8	$—	$(16)	$—	$—	$—	$1,020	$70
Equity Income Fund:
Class A Shares	5,576	14,930	1,988	2,316	(3,735)	(4,996)	—	—	3,829	12,250
Amount	$75,934	$215,310	$27,684	$32,077	$(50,553)	$(72,479)	$—	$—	$53,065	$174,908
Class B Shares	247	844	116	150	(414)	(618)	—	—	(51)	376
Amount	$3,371	$12,066	$1,623	$2,058	$(5,587)	$(8,972)	$—	$—	$(593)	$5,152
Class C Shares	227	980	153	208	(657)	(787)	—	—	(277)	401
Amount	$3,096	$14,015	$2,140	$2,853	$(8,881)	$(11,349)	$—	$—	$(3,645)	$5,519
Class I Shares	12	54	2	1	(5)	(3)	—	—	9	52
Amount	$157	$770	$34	$17	$(69)	$(37)	$—	$—	$122	$750
Class R3 Shares	1	6	—	—	—	—	—	—	1	6
Amount	$15	$93	$3	$—	$(1)	$—	$—	$—	$17	$93
Class R4 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$1	$10	$—	$—	$—	$—	$—	$—	$1	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class Y Shares	755	8,385	359	336	(339)	(705)	—	—	775	8,016
Amount	$10,078	$115,771	$5,021	$4,751	$(4,757)	$(10,403)	$—	$—	$10,342	$110,119
Floating Rate Fund:
Class A Shares	20,034	218,998	3,048	8,343	(97,387)	(171,714)	—	—	(74,305)	55,627
Amount	$185,769	$2,209,638	$28,158	$83,299	$(906,190)	$(1,708,318)	$—	$—	$(692,263)	$584,619
Class B Shares	578	4,398	105	199	(1,667)	(1,474)	—	—	(984)	3,123
Amount	$5,331	$44,237	$965	$1,986	$(15,334)	$(14,582)	$—	$—	$(9,038)	$31,641
Class C Shares	12,368	150,707	2,954	5,721	(61,989)	(47,155)	—	—	(46,667)	109,273
Amount	$114,795	$1,519,091	$27,235	$56,915	$(569,994)	$(465,577)	$—	$—	$(427,964)	$1,110,429
Class I Shares	9,650	85,893	708	1,832	(25,279)	(52,278)	—	—	(14,921)	35,447
Amount	$90,035	$867,496	$6,546	$18,271	$(234,873)	$(519,197)	$—	$—	$(138,292)	$366,570
Class R3 Shares	28	29	2	—	(2)	—	—	—	28	29
Amount	$263	$286	$13	$4	$(14)	$—	$—	$—	$262	$290
Class R4 Shares	63	1	1	—	(2)	—	—	—	62	1
Amount	$589	$10	$8	$1	$(23)	$—	$—	$—	$574	$11
Class R5 Shares	—	26	1	1	(1)	(6)	—	—	—	21
Amount	$5	$264	$6	$6	$(10)	$(59)	$—	$—	$1	$211
Class Y Shares	1,960	6,189	319	492	(249)	(1,007)	—	—	2,030	5,674
Amount	$17,559	$61,841	$2,933	$4,904	$(2,340)	$(10,186)	$—	$—	$18,152	$56,559
Fundamental Growth Fund:
Class A Shares	285	185	357	—	(354)	(979)	—	—	288	(794)
Amount	$3,249	$2,384	$4,175	$—	$(4,030)	$(11,850)	$—	$—	$3,394	$(9,466)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Fundamental Growth Fund: — (continued)
Class B Shares	37	31	118	—	(122)	(347)	—	—	33	(316)
Amount	$400	$366	$1,320	$—	$(1,317)	$(4,095)	$—	$—	$403	$(3,729)
Class C Shares	115	162	126	—	(99)	(365)	—	—	142	(203)
Amount	$1,262	$1,986	$1,404	$—	$(1,067)	$(4,292)	$—	$—	$1,599	$(2,306)
Class Y Shares	14	9	4	—	(10)	(25)	—	—	8	(16)
Amount	$165	$118	$42	$—	$(113)	$(309)	$—	$—	$94	$(191)
Global Communications Fund:
Class A Shares	888	2,012	113	33	(641)	(1,441)	—	—	360	604
Amount	$8,688	$18,659	$1,149	$281	$(6,066)	$(13,339)	$—	$—	$3,771	$5,601
Class B Shares	106	176	21	7	(82)	(130)	—	—	45	53
Amount	$1,003	$1,566	$210	$55	$(756)	$(1,165)	$—	$—	$457	$456
Class C Shares	209	535	33	6	(209)	(183)	—	—	33	358
Amount	$1,971	$4,912	$322	$53	$(1,902)	$(1,651)	$—	$—	$391	$3,314
Class Y Shares	101	76	5	3	(104)	(110)	—	—	2	(31)
Amount	$1,086	$711	$52	$23	$(995)	$(1,051)	$—	$—	$143	$(317)
Global Equity Fund:
Class A Shares	1,793	—	—	—	—	—	—	—	1,793	—
Amount	$17,929	$—	$—	$—	$—	$—	$—	$—	$17,929	$—
Class B Shares	30	—	—	—	—	—	—	—	30	—
Amount	$301	$—	$—	$—	$—	$—	$—	$—	$301	$—
Class C Shares	32	—	—	—	—	—	—	—	32	—
Amount	$319	$—	$—	$—	$—	$—	$—	$—	$319	$—
Class I Shares	31	—	—	—	—	—	—	—	31	—
Amount	$312	$—	$—	$—	$—	$—	$—	$—	$312	$—
Class R3 Shares	30	—	—	—	—	—	—	—	30	—
Amount	$300	$—	$—	$—	$—	$—	$—	$—	$300	$—
Class R4 Shares	30	—	—	—	—	—	—	—	30	—
Amount	$300	$—	$—	$—	$—	$—	$—	$—	$300	$—
Class R5 Shares	30	—	—	—	—	—	—	—	30	—
Amount	$300	$—	$—	$—	$—	$—	$—	$—	$300	$—
Class Y Shares	30	—	—	—	—	—	—	—	30	—
Amount	$300	$—	$—	$—	$—	$—	$—	$—	$300	$—
Global Financial Services Fund:
Class A Shares	1,473	890	259	101	(933)	(791)	—	—	799	200
Amount	$15,502	$12,151	$2,953	$1,348	$(9,224)	$(11,136)	$—	$—	$9,231	$2,363
Class B Shares	68	32	37	18	(40)	(55)	—	—	65	(5)
Amount	$677	$445	$417	$232	$(423)	$(746)	$—	$—	$671	$(69)
Class C Shares	261	135	52	19	(80)	(77)	—	—	233	77
Amount	$2,677	$1,789	$582	$254	$(844)	$(1,036)	$—	$—	$2,415	$1,007
Class Y Shares	51	57	16	5	(15)	(23)	—	—	52	39
Amount	$520	$792	$189	$67	$(154)	$(325)	$—	$—	$555	$534
Global Growth Fund:
Class A Shares	1,672	1,845	2,438	1,100	(2,010)	(4,813)	—	—	2,100	(1,868)
Amount	$32,646	$38,457	$50,713	$20,507	$(38,931)	$(98,382)	$—	$—	$44,428	$(39,418)
Class B Shares	130	168	457	223	(850)	(1,104)	—	—	(263)	(713)
Amount	$2,354	$3,238	$8,763	$3,904	$(14,985)	$(21,185)	$—	$—	$(3,868)	$(14,043)
Class C Shares	137	189	419	190	(309)	(752)	—	—	247	(373)
Amount	$2,552	$3,679	$8,095	$3,337	$(5,600)	$(14,385)	$—	$—	$5,047	$(7,369)
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$7	$10	$1	$—	$—	$—	$—	$—	$8	$10
Class R4 Shares	26	1	—	—	(26)	—	—	—	—	1
Amount	$515	$10	$1	$—	$(500)	$—	$—	$—	$16	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$10	$10	$1	$—	$—	$—	$—	$—	$11	$10
Class Y Shares	561	1,350	907	457	(99)	(2,728)	—	—	1,369	(921)
Amount	$11,224	$27,583	$19,921	$8,887	$(2,021)	$(62,533)	$—	$—	$29,124	$(26,063)
Global Health Fund:
Class A Shares	3,218	10,768	1,677	732	(4,864)	(5,226)	—	—	31	6,274
Amount	$53,263	$194,696	$28,816	$12,317	$(79,517)	$(94,560)	$—	$—	$2,562	$112,453
Class B Shares	215	598	351	189	(513)	(857)	—	—	53	(70)
Amount	$3,360	$10,244	$5,622	$3,013	$(7,838)	$(14,588)	$—	$—	$1,144	$(1,331)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Global Health Fund: — (continued)
Class C Shares	787	2,773	515	214	(704)	(1,031)	—	—	598	1,956
Amount	$12,279	$47,545	$8,271	$3,401	$(10,739)	$(17,574)	$—	$—	$9,811	$33,372
Class I Shares	773	1,129	49	2	(532)	(383)	—	—	290	748
Amount	$13,363	$20,456	$851	$27	$(8,463)	$(6,861)	$—	$—	$5,751	$13,622
Class R3 Shares	1	6	1	—	(1)	—	—	—	1	6
Amount	$22	$111	$7	$—	$(13)	$—	$—	$—	$16	$111
Class R4 Shares	151	25	2	—	(6)	—	—	—	147	25
Amount	$2,594	$489	$36	$—	$(105)	$(8)	$—	$—	$2,525	$481
Class R5 Shares	75	22	1	—	(12)	—	—	—	64	22
Amount	$1,331	$439	$26	$—	$(213)	$—	$—	$—	$1,144	$439
Class Y Shares	24	30	777	405	(24)	(20)	—	—	777	415
Amount	$432	$569	$14,028	$7,106	$(425)	$(371)	$—	$—	$14,035	$7,304
Global Technology Fund:
Class A Shares	692	2,277	—	—	(1,503)	(1,706)	—	—	(811)	571
Amount	$4,355	$14,990	$—	$—	$(9,364)	$(10,548)	$—	$—	$(5,009)	$4,442
Class B Shares	119	255	—	—	(264)	(486)	—	—	(145)	(231)
Amount	$695	$1,555	$—	$—	$(1,507)	$(2,890)	$—	$—	$(812)	$(1,335)
Class C Shares	140	568	—	—	(202)	(437)	—	—	(62)	131
Amount	$815	$3,457	$—	$—	$(1,134)	$(2,577)	$—	$—	$(319)	$880
Class Y Shares	82	221	—	—	(168)	(52)	—	—	(86)	169
Amount	$522	$1,436	$—	$—	$(1,061)	$(326)	$—	$—	$(539)	$1,110
Growth Allocation Fund:
Class A Shares	4,171	9,767	3,356	1,184	(3,270)	(5,479)	—	—	4,257	5,472
Amount	$51,407	$128,577	$43,714	$14,829	$(40,155)	$(72,798)	$—	$—	$54,966	$70,608
Class B Shares	1,000	2,233	883	297	(832)	(1,149)	—	—	1,051	1,381
Amount	$12,295	$29,169	$11,427	$3,694	$(10,085)	$(15,130)	$—	$—	$13,637	$17,733
Class C Shares	2,435	4,655	1,351	452	(2,196)	(2,909)	—	—	1,590	2,198
Amount	$29,790	$60,997	$17,474	$5,620	$(26,558)	$(37,965)	$—	$—	$20,706	$28,652
Class I Shares	55	56	6	—	(10)	(2)	—	—	51	54
Amount	$652	$719	$75	$5	$(121)	$(22)	$—	$—	$606	$702
Class R3 Shares	1	4	—	—	—	—	—	—	1	4
Amount	$13	$52	$5	$—	$—	$(2)	$—	$—	$18	$50
Class R4 Shares	479	22	9	—	(91)	—	—	—	397	22
Amount	$5,942	$308	$120	$—	$(1,095)	$—	$—	$—	$4,967	$308
Class R5 Shares	113	54	5	—	(23)	—	—	—	95	54
Amount	$1,331	$757	$65	$—	$(288)	$—	$—	$—	$1,108	$757
Growth Fund:
Class A Shares	3,175	7,305	2,200	2,346	(5,427)	(18,446)	—	—	(52)	(8,795)
Amount	$55,595	$133,123	$40,350	$40,196	$(93,042)	$(338,568)	$—	$—	$2,903	$(165,249)
Class B Shares	111	171	209	216	(302)	(848)	—	—	18	(461)
Amount	$1,672	$2,712	$3,267	$3,228	$(4,473)	$(13,490)	$—	$—	$466	$(7,550)
Class C Shares	578	900	383	377	(557)	(1,899)	—	—	404	(622)
Amount	$8,801	$14,420	$6,019	$5,646	$(8,259)	$(30,311)	$—	$—	$6,561	$(10,245)
Class H Shares	—	13	—	79	—	(91)	—	(929)	—	(928)
Amount	$—	$206	$—	$1,195	$—	$(1,416)	$—	$(30,962)	$—	$(30,977)
Class I Shares	591	1,763	142	69	(311)	(269)	—	—	422	1,563
Amount	$10,360	$32,846	$2,622	$1,183	$(5,381)	$(5,102)	$—	$—	$7,601	$28,927
Class L Shares	160	334	1,205	1,038	(1,078)	(2,977)	—	1,875	287	270
Amount	$2,839	$6,186	$22,498	$18,026	$(19,128)	$(55,354)	$—	$65,128	$6,209	$33,986
Class M Shares	—	19	—	83	—	(87)	—	(987)	—	(972)
Amount	$—	$303	$—	$1,257	$—	$(1,381)	$—	$(26,545)	$—	$(26,366)
Class N Shares	—	3	—	20	—	(15)	—	(241)	—	(233)
Amount	$—	$50	$—	$299	$—	$(231)	$—	$(7,621)	$—	$(7,503)
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$3	$14	$1	$—	$—	$—	$—	$—	$4	$14
Class R4 Shares	79	13	1	—	(6)	—	—	—	74	13
Amount	$1,414	$262	$21	$—	$(100)	$—	$—	$—	$1,335	$262
Class R5 Shares	2	3	—	—	(1)	—	—	—	1	3
Amount	$37	$56	$5	$—	$(18)	$—	$—	$—	$24	$56
Class Y Shares	1,723	600	392	430	(302)	(3,230)	—	—	1,813	(2,200)
Amount	$29,962	$11,539	$7,436	$7,557	$(5,409)	$(59,737)	$—	$—	$31,989	$(40,641)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Growth Fund: — (continued)
Growth Opportunities Fund:
Class A Shares	32,832	15,381	2,211	578	(8,668)	(4,396)	—	—	26,375	11,563
Amount	$958,521	$516,607	$70,296	$15,959	$(254,697)	$(143,491)	$—	$—	$774,120	$389,075
Class B Shares	684	556	268	115	(232)	(255)	—	—	720	416
Amount	$17,145	$15,785	$6,998	$2,687	$(5,690)	$(6,754)	$—	$—	$18,453	$11,718
Class C Shares	6,591	4,662	730	147	(1,028)	(449)	—	—	6,293	4,360
Amount	$166,829	$135,776	$19,107	$3,440	$(25,567)	$(11,927)	$—	$—	$160,369	$127,289
Class H Shares	—	20	—	116	—	(111)	—	(1,339)	—	(1,314)
Amount	$—	$491	$—	$2,764	$—	$(2,756)	$—	$(56,180)	$—	$(55,681)
Class I Shares	3,248	1,087	140	—	(465)	(31)	—	—	2,923	1,056
Amount	$97,897	$38,286	$4,469	$6	$(13,681)	$(1,089)	$—	$—	$88,685	$37,203
Class L Shares	189	420	2,666	1,407	(1,196)	(2,762)	—	2,047	1,659	1,112
Amount	$5,693	$13,195	$86,483	$39,412	$(36,512)	$(87,707)	$—	$96,854	$55,664	$61,754
Class M Shares	—	17	—	73	—	(59)	—	(858)	—	(827)
Amount	$—	$403	$—	$1,744	$—	$(1,455)	$—	$(32,158)	$—	$(31,466)
Class N Shares	—	5	—	18	—	(12)	—	(219)	—	(208)
Amount	$—	$112	$—	$434	$—	$(278)	$—	$(8,516)	$—	$(8,248)
Class R3 Shares	151	8	1	—	(6)	—	—	—	146	8
Amount	$4,549	$284	$36	$—	$(191)	$—	$—	$—	$4,394	$284
Class R4 Shares	353	87	14	—	(10)	—	—	—	357	87
Amount	$10,757	$3,230	$457	$—	$(291)	$—	$—	$—	$10,923	$3,230
Class R5 Shares	28	3	—	—	(1)	(1)	—	—	27	2
Amount	$835	$90	$10	$—	$(28)	$(23)	$—	$—	$817	$67
Class Y Shares	1,062	1,097	428	134	(676)	(1,420)	—	1,238	814	1,049
Amount	$32,701	$35,903	$14,116	$3,797	$(21,674)	$(43,801)	$—	$44,879	$25,143	$40,778
Class Z Shares	—	5	—	79	—	(41)	—	(1,190)	—	(1,147)
Amount	$—	$139	$—	$2,327	$—	$(1,256)	$—	$(44,879)	$—	$(43,669)
High Yield Fund:
Class A Shares	5,111	6,317	660	1,394	(3,946)	(10,077)	—	—	1,825	(2,366)
Amount	$37,652	$50,836	$4,937	$11,191	$(29,772)	$(80,889)	$—	$—	$12,817	$(18,862)
Class B Shares	179	586	96	205	(612)	(1,493)	—	—	(337)	(702)
Amount	$1,326	$4,737	$721	$1,641	$(4,554)	$(11,969)	$—	$—	$(2,507)	$(5,591)
Class C Shares	1,325	963	94	194	(959)	(1,773)	—	—	460	(616)
Amount	$9,799	$7,721	$705	$1,556	$(7,188)	$(14,255)	$—	$—	$3,316	$(4,978)
Class I Shares	10	19	—	—	(16)	—	—	—	(6)	19
Amount	$74	$150	$3	$1	$(115)	$—	$—	$—	$(38)	$151
Class R3 Shares	1	1	—	—	—	—	—	—	1	1
Amount	$2	$10	$—	$1	$—	$—	$—	$—	$2	$11
Class R4 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$1	$—	$—	$—	$—	$—	$11
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$1	$—	$—	$—	$—	$—	$11
Class Y Shares	1,194	227	39	38	(157)	(2,724)	—	—	1,076	(2,459)
Amount	$8,875	$1,843	$288	$306	$(1,137)	$(21,753)	$—	$—	$8,026	$(19,604)
High Yield Municipal Bond Fund:
Class A Shares	11,635	5,215	108	38	(3,047)	(363)	—	—	8,696	4,890
Amount	$103,714	$50,395	$957	$360	$(27,209)	$(3,468)	$—	$—	$77,462	$47,287
Class B Shares	238	149	3	1	(41)	(9)	—	—	200	141
Amount	$2,121	$1,445	$24	$10	$(366)	$(80)	$—	$—	$1,779	$1,375
Class C Shares	4,458	1,221	25	5	(233)	(39)	—	—	4,250	1,187
Amount	$39,669	$11,736	$215	$48	$(2,098)	$(381)	$—	$—	$37,786	$11,403
Class I Shares	4,074	802	37	4	(341)	(79)	—	—	3,770	727
Amount	$36,057	$7,656	$323	$42	$(3,016)	$(744)	$—	$—	$33,364	$6,954
Income Allocation Fund:
Class A Shares	1,266	1,971	85	130	(628)	(1,187)	—	—	723	914
Amount	$12,509	$19,522	$832	$1,280	$(6,187)	$(11,711)	$—	$—	$7,154	$9,091
Class B Shares	144	140	10	17	(85)	(132)	—	—	69	25
Amount	$1,428	$1,388	$98	$164	$(840)	$(1,305)	$—	$—	$686	$247
Class C Shares	643	461	17	25	(197)	(418)	—	—	463	68
Amount	$6,339	$4,555	$164	$243	$(1,942)	$(4,129)	$—	$—	$4,561	$669
Class I Shares	25	114	2	2	(57)	(3)	—	—	(30)	113
Amount	$255	$1,120	$20	$22	$(565)	$(28)	$—	$—	$(290)	$1,114

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Income Allocation Fund: — (continued)
Class R3 Shares	1	1	—	—	—	—	—	—	1	1
Amount	$6	$10	$—	$—	$—	$—	$—	$—	$6	$10
Class R4 Shares	73	10	1	—	(32)	—	—	—	42	10
Amount	$727	$94	$10	$1	$(318)	$—	$—	$—	$419	$95
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$2	$10	$—	$—	$—	$—	$—	$—	$2	$10
Income Fund:
Class A Shares	2,863	7,126	184	267	(1,728)	(1,318)	—	—	1,319	6,075
Amount	$28,544	$73,438	$1,831	$2,725	$(17,224)	$(13,491)	$—	$—	$13,151	$62,672
Class B Shares	218	461	18	32	(205)	(221)	—	—	31	272
Amount	$2,187	$4,737	$181	$323	$(2,047)	$(2,257)	$—	$—	$321	$2,803
Class C Shares	627	1,025	20	34	(394)	(438)	—	—	253	621
Amount	$6,273	$10,549	$202	$352	$(3,940)	$(4,492)	$—	$—	$2,535	$6,409
Class Y Shares	989	14,767	596	829	(1,364)	(393)	—	—	221	15,203
Amount	$9,775	$151,487	$5,935	$8,464	$(13,488)	$(4,049)	$—	$—	$2,222	$155,902
Inflation Plus Fund:
Class A Shares	11,344	2,991	332	522	(4,193)	(13,253)	—	—	7,483	(9,740)
Amount	$128,034	$31,148	$3,734	$5,450	$(47,231)	$(137,831)	$—	$—	$84,537	$(101,233)
Class B Shares	1,028	178	90	167	(580)	(2,739)	—	—	538	(2,394)
Amount	$11,587	$1,866	$1,008	$1,735	$(6,474)	$(28,480)	$—	$—	$6,121	$(24,879)
Class C Shares	7,169	1,160	213	358	(2,042)	(10,227)	—	—	5,340	(8,709)
Amount	$80,679	$12,070	$2,383	$3,723	$(22,851)	$(106,192)	$—	$—	$60,211	$(90,399)
Class I Shares	1,058	989	13	4	(228)	(667)	—	—	843	326
Amount	$11,921	$10,299	$143	$46	$(2,572)	$(6,969)	$—	$—	$9,492	$3,376
Class R3 Shares	8	1	—	—	—	—	—	—	8	1
Amount	$87	$10	$1	$—	$—	$—	$—	$—	$88	$10
Class R4 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class Y Shares	2,379	6,291	373	411	(744)	(4,815)	—	—	2,008	1,887
Amount	$26,653	$66,154	$4,195	$4,301	$(8,429)	$(50,148)	$—	$—	$22,419	$20,307
International Growth Fund:
Class A Shares	4,438	10,801	3,405	1,390	(3,069)	(3,690)	—	—	4,774	8,501
Amount	$64,663	$165,526	$53,556	$19,326	$(43,089)	$(57,196)	$—	$—	$75,130	$127,656
Class B Shares	340	803	432	221	(329)	(478)	—	—	443	546
Amount	$4,673	$11,789	$6,448	$2,963	$(4,340)	$(7,160)	$—	$—	$6,781	$7,592
Class C Shares	623	1,020	539	279	(508)	(659)	—	—	654	640
Amount	$8,734	$15,136	$8,047	$3,729	$(6,756)	$(9,831)	$—	$—	$10,025	$9,034
Class I Shares	34	194	22	—	(35)	(7)	—	—	21	187
Amount	$485	$3,137	$345	$2	$(479)	$(116)	$—	$—	$351	$3,023
Class R3 Shares	12	1	—	—	(1)	—	—	—	11	1
Amount	$175	$12	$2	$—	$(12)	$—	$—	$—	$165	$12
Class R4 Shares	1	1	—	—	—	—	—	—	1	1
Amount	$20	$10	$1	$—	$—	$—	$—	$—	$21	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$2	$—	$—	$—	$—	$—	$2	$10
Class Y Shares	1,923	3,602	588	243	(340)	(4,565)	—	—	2,171	(720)
Amount	$27,460	$63,866	$9,496	$3,442	$(4,858)	$(67,208)	$—	$—	$32,098	$100
International Opportunities Fund:
Class A Shares	3,300	3,166	1,985	296	(1,362)	(2,252)	—	—	3,923	1,210
Amount	$55,790	$56,961	$35,697	$4,823	$(23,002)	$(40,780)	$—	$—	$68,485	$21,004
Class B Shares	339	369	345	53	(455)	(500)	—	—	229	(78)
Amount	$5,336	$6,202	$5,720	$803	$(7,008)	$(8,448)	$—	$—	$4,048	$(1,443)
Class C Shares	878	427	283	37	(234)	(307)	—	—	927	157
Amount	$13,688	$7,230	$4,645	$563	$(3,587)	$(5,077)	$—	$—	$14,746	$2,716
Class R3 Shares	2	1	1	—	—	—	—	—	3	1
Amount	$34	$22	$4	$—	$—	$—	$—	$—	$38	$22
Class R4 Shares	4	1	—	—	(1)	—	—	—	3	1
Amount	$51	$10	$2	$—	$(5)	$—	$—	$—	$48	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$2	$—	$—	$—	$—	$—	$2	$10

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

International Opportunities Fund: — (continued)
Class Y Shares	962	3,199	1,024	172	(45)	(347)	—	—	1,941	3,024
Amount	$17,301	$53,504	$19,073	$2,916	$(796)	$(6,258)	$—	$—	$35,578	$50,162
International Small Company Fund:
Class A Shares	1,942	5,567	1,057	613	(2,942)	(1,981)	—	—	57	4,199
Amount	$26,844	$89,909	$15,812	$8,847	$(40,390)	$(32,036)	$—	$—	$2,266	$66,720
Class B Shares	98	437	150	109	(208)	(179)	—	—	40	367
Amount	$1,358	$6,793	$2,156	$1,512	$(2,710)	$(2,811)	$—	$—	$804	$5,494
Class C Shares	219	1,032	231	162	(466)	(458)	—	—	(16)	736
Amount	$2,965	$16,059	$3,279	$2,221	$(6,069)	$(7,108)	$—	$—	$175	$11,172
Class I Shares	33	10	2	—	(3)	—	—	—	32	10
Amount	$454	$161	$29	$—	$(34)	$—	$—	$—	$449	$161
Class Y Shares	1,297	2,568	1,072	851	(468)	(1,464)	—	—	1,901	1,955
Amount	$18,111	$39,453	$16,243	$12,445	$(6,223)	$(22,682)	$—	$—	$28,131	$29,216
LargeCap Growth Fund:
Class A Shares	61	1,039	19	1	(30)	(14)	—	—	50	1,026
Amount	$607	$10,441	$195	$12	$(294)	$(148)	$—	$—	$508	$10,305
Class B Shares	10	33	1	—	(2)	—	—	—	9	33
Amount	$96	$334	$6	$—	$(14)	$(3)	$—	$—	$88	$331
Class C Shares	31	55	1	—	(4)	(5)	—	—	28	50
Amount	$299	$561	$10	$—	$(38)	$(58)	$—	$—	$271	$503
Class Y Shares	—	10	—	—	—	—	—	—	—	10
Amount	$—	$100	$2	$—	$—	$—	$—	$—	$2	$100
MidCap Fund:
Class A Shares	5,571	8,999	15,211	13,077	(8,246)	(12,662)	—	—	12,536	9,414
Amount	$112,334	$220,455	$326,053	$283,246	$(167,329)	$(309,142)	$—	$—	$271,058	$194,559
Class B Shares	130	179	3,713	3,711	(3,505)	(4,364)	—	—	338	(474)
Amount	$2,356	$3,829	$70,283	$72,995	$(62,859)	$(96,871)	$—	$—	$9,780	$(20,047)
Class C Shares	204	227	4,118	3,958	(2,385)	(3,794)	—	—	1,937	391
Amount	$3,742	$4,749	$78,620	$78,338	$(43,230)	$(83,792)	$—	$—	$39,132	$(705)
Class Y Shares	5,380	820	844	1,186	(1,016)	(4,212)	—	—	5,208	(2,206)
Amount	$115,181	$21,314	$19,579	$27,346	$(21,823)	$(111,736)	$—	$—	$112,937	$(63,076)
MidCap Growth Fund:
Class A Shares	322	590	248	89	(301)	(1,032)	1,423	—	1,692	(353)
Amount	$3,216	$7,136	$2,583	$977	$(3,017)	$(12,027)	$13,927	$—	$16,709	$(3,914)
Class B Shares	48	88	53	14	(68)	(75)	62	—	95	27
Amount	$469	$1,049	$542	$150	$(651)	$(878)	$592	$—	$952	$321
Class C Shares	70	118	51	14	(95)	(96)	120	—	146	36
Amount	$685	$1,395	$522	$153	$(927)	$(1,121)	$1,147	$—	$1,427	$427
Class Y Shares	—	1	1	55	—	(2,588)	12	—	13	(2,532)
Amount	$—	$2	$14	$616	$—	$(29,285)	$118	$—	$132	$(28,667)
MidCap Value Fund:
Class A Shares	202	319	4,447	3,037	(3,110)	(3,261)	—	—	1,539	95
Amount	$2,106	$4,580	$50,611	$38,842	$(32,662)	$(46,879)	$—	$—	$20,055	$(3,457)
Class B Shares	39	57	975	668	(715)	(847)	—	—	299	(122)
Amount	$391	$770	$10,316	$8,114	$(6,854)	$(11,479)	$—	$—	$3,853	$(2,595)
Class C Shares	40	45	979	654	(752)	(708)	—	—	267	(9)
Amount	$414	$582	$10,367	$7,941	$(7,230)	$(9,639)	$—	$—	$3,551	$(1,116)
Class Y Shares	1,102	85	27	155	(135)	(2,186)	—	—	994	(1,946)
Amount	$12,105	$1,301	$318	$2,054	$(1,429)	$(30,826)	$—	$—	$10,994	$(27,471)
Money Market Fund:
Class A Shares	283,704	393,471	5,088	10,410	(201,027)	(296,601)	—	—	87,765	107,280
Amount	$283,704	$393,471	$5,088	$10,410	$(201,027)	$(296,601)	$—	$—	$87,765	$107,280
Class B Shares	28,568	26,068	351	892	(17,768)	(25,736)	—	—	11,151	1,224
Amount	$28,568	$26,068	$351	$892	$(17,768)	$(25,736)	$—	$—	$11,151	$1,224
Class C Shares	122,808	105,566	915	972	(72,247)	(63,960)	—	—	51,476	42,578
Amount	$122,808	$105,567	$915	$972	$(72,247)	$(63,960)	$—	$—	$51,476	$42,579
Class R3 Shares	19	10	—	—	(15)	—	—	—	4	10
Amount	$19	$10	$—	$—	$(15)	$—	$—	$—	$4	$10
Class R4 Shares	47,623	20,222	552	81	(3,030)	(3,064)	—	—	45,145	17,239
Amount	$47,623	$20,222	$552	$81	$(3,030)	$(3,064)	$—	$—	$45,145	$17,239
Class R5 Shares	7,209	1,339	47	5	(963)	(115)	—	—	6,293	1,229
Amount	$7,209	$1,339	$47	$5	$(963)	$(115)	$—	$—	$6,293	$1,229

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Money Market Fund: — (continued)
Class Y Shares	2,420	2,384	58	175	(1,435)	(13,480)	—	—	1,043	(10,921)
Amount	$2,420	$2,384	$58	$175	$(1,435)	$(13,481)	$—	$—	$1,043	$(10,922)
Retirement Income Fund:
Class A Shares	107	373	13	5	(34)	(123)	—	—	86	255
Amount	$1,027	$3,686	$125	$50	$(319)	$(1,213)	$—	$—	$833	$2,523
Class B Shares	14	2	1	1	(3)	—	—	—	12	3
Amount	$130	$30	$9	$5	$(27)	$(2)	$—	$—	$112	$33
Class C Shares	85	13	1	1	(8)	(7)	—	—	78	7
Amount	$812	$140	$14	$5	$(79)	$(72)	$—	$—	$747	$73
Class R3 Shares	8	1	—	—	—	—	—	—	8	1
Amount	$77	$10	$1	$—	$—	$—	$—	$—	$78	$10
Class R4 Shares	150	2	1	—	(13)	—	—	—	138	2
Amount	$1,436	$16	$8	$—	$(126)	$—	$—	$—	$1,318	$16
Class R5 Shares	89	1	1	—	—	—	—	—	90	1
Amount	$857	$10	$9	$—	$(1)	$—	$—	$—	$865	$10
Class Y Shares	—	—	1	—	—	—	—	—	1	—
Amount	$—	$—	$5	$4	$—	$—	$—	$—	$5	$4
Select MidCap Value Fund:
Class A Shares	358	1,595	369	158	(1,336)	(2,392)	—	—	(609)	(639)
Amount	$3,472	$20,561	$3,806	$1,909	$(12,912)	$(29,814)	$—	$—	$(5,634)	$(7,344)
Class B Shares	34	165	42	14	(78)	(155)	—	—	(2)	24
Amount	$327	$2,109	$424	$167	$(722)	$(1,919)	$—	$—	$29	$357
Class C Shares	53	281	80	25	(293)	(216)	—	—	(160)	90
Amount	$495	$3,582	$805	$293	$(2,813)	$(2,669)	$—	$—	$(1,513)	$1,206
Class Y Shares	431	4,200	573	42	(287)	(1,446)	—	—	717	2,796
Amount	$4,412	$52,162	$5,921	$503	$(2,652)	$(17,751)	$—	$—	$7,681	$34,914
Select SmallCap Value Fund:
Class A Shares	89	181	127	3	(37)	(12)	—	—	179	172
Amount	$859	$2,135	$1,316	$30	$(347)	$(144)	$—	$—	$1,828	$2,021
Class B Shares	7	27	4	—	(6)	(5)	—	—	5	22
Amount	$69	$310	$36	$1	$(62)	$(56)	$—	$—	$43	$255
Class C Shares	15	44	5	—	(1)	(6)	—	—	19	38
Amount	$141	$513	$49	$1	$(10)	$(66)	$—	$—	$180	$448
Class Y Shares	1,327	7,695	663	31	(48)	(138)	—	—	1,942	7,588
Amount	$13,134	$85,148	$6,870	$342	$(439)	$(1,610)	$—	$—	$19,565	$83,880
Short Duration Fund:
Class A Shares	2,734	2,489	61	104	(2,397)	(1,770)	—	—	398	823
Amount	$26,595	$24,579	$593	$1,030	$(23,104)	$(17,474)	$—	$—	$4,084	$8,135
Class B Shares	148	246	9	20	(199)	(303)	—	—	(42)	(37)
Amount	$1,437	$2,435	$83	$200	$(1,937)	$(2,997)	$—	$—	$(417)	$(362)
Class C Shares	1,730	2,035	26	43	(962)	(1,259)	—	—	794	819
Amount	$16,835	$20,088	$251	$425	$(9,333)	$(12,408)	$—	$—	$7,753	$8,105
Class Y Shares	845	5,807	318	688	(1,058)	(2,332)	—	—	105	4,163
Amount	$8,164	$57,368	$3,078	$6,779	$(10,308)	$(23,005)	$—	$—	$934	$41,142
Small Company Fund:
Class A Shares	5,813	5,299	1,490	808	(1,669)	(2,865)	—	—	5,634	3,242
Amount	$108,182	$118,201	$30,286	$16,243	$(32,137)	$(63,126)	$—	$—	$106,331	$71,318
Class B Shares	106	275	317	251	(643)	(774)	—	—	(220)	(248)
Amount	$1,829	$5,581	$5,795	$4,640	$(10,894)	$(15,712)	$—	$—	$(3,270)	$(5,491)
Class C Shares	457	724	366	223	(369)	(483)	—	—	454	464
Amount	$7,885	$14,764	$6,702	$4,116	$(6,318)	$(9,834)	$—	$—	$8,269	$9,046
Class I Shares	514	161	20	—	(34)	(6)	—	—	500	155
Amount	$9,487	$3,715	$406	$8	$(636)	$(139)	$—	$—	$9,257	$3,584
Class R3 Shares	109	7	1	—	(19)	—	—	—	91	7
Amount	$2,161	$176	$20	$—	$(366)	$(9)	$—	$—	$1,815	$167
Class R4 Shares	448	393	47	—	(81)	(14)	—	—	414	379
Amount	$9,040	$9,299	$1,013	$—	$(1,608)	$(336)	$—	$—	$8,445	$8,963
Class R5 Shares	258	23	3	—	(38)	—	—	—	223	23
Amount	$5,378	$584	$56	$—	$(769)	$—	$—	$—	$4,665	$584
Class Y Shares	3,074	4,071	901	395	(445)	(1,786)	—	—	3,530	2,680
Amount	$62,659	$93,512	$19,626	$8,399	$(9,215)	$(40,994)	$—	$—	$73,070	$60,917

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Small Company Fund: — (continued)
SmallCap Growth Fund:
Class A Shares	513	2,612	556	—	(1,128)	(5,087)	—	—	(59)	(2,475)
Amount	$13,131	$85,441	$15,455	$—	$(29,112)	$(165,947)	$—	$—	$(526)	$(80,506)
Class B Shares	31	52	74	—	(100)	(151)	—	—	5	(99)
Amount	$705	$1,528	$1,809	$—	$(2,301)	$(4,446)	$—	$—	$213	$(2,918)
Class C Shares	54	206	99	—	(210)	(266)	—	—	(57)	(60)
Amount	$1,255	$6,009	$2,399	$—	$(4,848)	$(7,807)	$—	$—	$(1,194)	$(1,798)
Class H Shares	—	7	—	—	—	(41)	—	(448)	—	(482)
Amount	$—	$203	$—	$—	$—	$(1,174)	$—	$(24,087)	$—	$(25,058)
Class I Shares	36	156	15	—	(60)	(27)	—	—	(9)	129
Amount	$945	$5,194	$407	$—	$(1,599)	$(894)	$—	$—	$(247)	$4,300
Class L Shares	71	128	480	—	(414)	(827)	—	1,010	137	311
Amount	$1,843	$4,237	$13,446	$—	$(10,775)	$(27,454)	$—	$59,181	$4,514	$35,964
Class M Shares	—	8	—	—	—	(36)	—	(485)	—	(513)
Amount	$—	$245	$—	$—	$—	$(1,028)	$—	$(25,120)	$—	$(25,903)
Class N Shares	—	4	—	—	—	(18)	—	(193)	—	(207)
Amount	$—	$108	$—	$—	$—	$(513)	$—	$(9,974)	$—	$(10,379)
Class R3 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$3	$10	$1	$—	$—	$—	$—	$—	$4	$10
Class R4 Shares	56	9	1	—	(4)	—	—	—	53	9
Amount	$1,470	$314	$30	$—	$(113)	$(12)	$—	$—	$1,387	$302
Class R5 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$10	$1	$—	$—	$—	$—	$—	$1	$10
Class Y Shares	371	1,060	161	—	(101)	(3,085)	—	—	431	(2,025)
Amount	$9,903	$35,926	$4,586	$—	$(2,699)	$(98,932)	$—	$—	$11,790	$(63,006)
Stock Fund:
Class A Shares	1,635	3,048	31	138	(3,896)	(8,521)	—	—	(2,230)	(5,335)
Amount	$35,292	$69,797	$705	$3,020	$(84,288)	$(194,695)	$—	$—	$(48,291)	$(121,878)
Class B Shares	103	253	—	—	(1,801)	(4,166)	—	—	(1,698)	(3,913)
Amount	$2,049	$5,345	$—	$—	$(35,885)	$(88,701)	$—	$—	$(33,836)	$(83,356)
Class C Shares	103	185	—	—	(743)	(1,836)	—	—	(640)	(1,651)
Amount	$2,093	$3,912	$—	$—	$(14,930)	$(39,151)	$—	$—	$(12,837)	$(35,239)
Class R3 Shares	—	2	—	—	(1)	—	—	—	(1)	2
Amount	$10	$41	$—	$—	$(15)	$(1)	$—	$—	$(5)	$40
Class R4 Shares	—	2	—	—	—	—	—	—	—	2
Amount	$—	$40	$—	$—	$—	$—	$—	$—	$—	$40
Class R5 Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class Y Shares	633	536	20	45	(79)	(3,706)	—	—	574	(3,125)
Amount	$14,363	$12,633	$469	$1,030	$(1,712)	$(90,965)	$—	$—	$13,120	$(77,302)
Strategic Income Fund:
Class A Shares	6,676	5,219	176	75	(1,351)	(888)	—	—	5,501	4,406
Amount	$63,618	$51,016	$1,670	$730	$(12,756)	$(8,594)	$—	$—	$52,532	$43,152
Class B Shares	439	271	9	3	(114)	(3)	—	—	334	271
Amount	$4,176	$2,640	$86	$28	$(1,068)	$(27)	$—	$—	$3,194	$2,641
Class C Shares	6,342	1,767	79	12	(745)	(9)	—	—	5,676	1,770
Amount	$60,441	$17,167	$756	$114	$(7,035)	$(84)	$—	$—	$54,162	$17,197
Class I Shares	2,800	1,208	58	10	(763)	(70)	—	—	2,095	1,148
Amount	$26,632	$11,761	$553	$93	$(7,226)	$(679)	$—	$—	$19,959	$11,175
Class Y Shares	2,174	1,086	81	4	(132)	—	—	—	2,123	1,090
Amount	$20,655	$10,596	$775	$40	$(1,241)	$—	$—	$—	$20,189	$10,636
Target Retirement 2010 Fund:
Class A Shares	432	725	40	12	(181)	(197)	—	—	291	540
Amount	$4,204	$7,276	$403	$124	$(1,754)	$(2,012)	$—	$—	$2,853	$5,388
Class B Shares	22	27	3	1	(3)	(1)	—	—	22	27
Amount	$213	$265	$27	$8	$(27)	$(10)	$—	$—	$213	$263
Class C Shares	22	22	3	1	(25)	(2)	—	—	—	21
Amount	$214	$220	$28	$11	$(250)	$(23)	$—	$—	$(8)	$208
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$1	$—	$—	$—	$—	$—	$1	$10
Class R4 Shares	388	42	4	—	(73)	(1)	—	—	319	41
Amount	$3,726	$443	$40	$—	$(698)	$(9)	$—	$—	$3,068	$434

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Target Retirement 2010 Fund: — (continued)
Class R5 Shares	103	1	—	—	(8)	—	—	—	95	1
Amount	$987	$10	$3	$—	$(73)	$—	$—	$—	$917	$10
Class Y Shares	—	—	1	—	—	—	—	—	1	—
Amount	$—	$—	$8	$4	$—	$—	$—	$—	$8	$4
Target Retirement 2020 Fund:
Class A Shares	473	1,430	66	16	(280)	(134)	—	—	259	1,312
Amount	$5,018	$15,731	$721	$174	$(2,984)	$(1,495)	$—	$—	$2,755	$14,410
Class B Shares	34	48	2	1	(13)	(16)	—	—	23	33
Amount	$347	$538	$27	$6	$(135)	$(177)	$—	$—	$239	$367
Class C Shares	26	35	2	1	(2)	(12)	—	—	26	24
Amount	$271	$382	$23	$8	$(24)	$(141)	$—	$—	$270	$249
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class R4 Shares	688	97	7	—	(185)	—	—	—	510	97
Amount	$7,217	$1,093	$79	$2	$(1,932)	$—	$—	$—	$5,364	$1,095
Class R5 Shares	587	1	2	—	(71)	—	—	—	518	1
Amount	$6,229	$10	$22	$—	$(734)	$—	$—	$—	$5,517	$10
Class Y Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$—	$1	$—	$—	$—	$—	$—	$1	$—
Target Retirement 2030 Fund:
Class A Shares	371	1,347	67	4	(101)	(151)	—	—	337	1,200
Amount	$3,609	$13,453	$677	$41	$(1,002)	$(1,524)	$—	$—	$3,284	$11,970
Class B Shares	28	29	2	—	(4)	(14)	—	—	26	15
Amount	$266	$288	$22	$3	$(34)	$(131)	$—	$—	$254	$160
Class C Shares	58	37	2	—	(2)	(9)	—	—	58	28
Amount	$559	$366	$19	$2	$(15)	$(88)	$—	$—	$563	$280
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$—	$—	$—	$—	$—	$—	$—	$10
Class R4 Shares	584	59	4	—	(38)	—	—	—	550	59
Amount	$5,534	$618	$41	$—	$(351)	$—	$—	$—	$5,224	$618
Class R5 Shares	175	1	—	—	(18)	—	—	—	157	1
Amount	$1,653	$10	$1	$—	$(167)	$—	$—	$—	$1,487	$10
Class Y Shares	—	—	1	—	—	—	—	—	1	—
Amount	$—	$—	$2	$—	$—	$—	$—	$—	$2	$—
Tax-Free California Fund:
Class A Shares	811	1,881	67	96	(1,220)	(622)	—	—	(342)	1,355
Amount	$7,952	$19,586	$648	$992	$(11,860)	$(6,466)	$—	$—	$(3,260)	$14,112
Class B Shares	25	50	3	4	(44)	(13)	—	—	(16)	41
Amount	$250	$530	$25	$40	$(432)	$(138)	$—	$—	$(157)	$432
Class C Shares	162	338	6	9	(155)	(166)	—	—	13	181
Amount	$1,591	$3,532	$59	$89	$(1,518)	$(1,725)	$—	$—	$132	$1,896
Tax-Free Minnesota Fund:
Class A Shares	102	459	20	36	(66)	(159)	—	—	56	336
Amount	$1,003	$4,663	$194	$360	$(647)	$(1,604)	$—	$—	$550	$3,419
Class B Shares	1	5	1	2	—	(9)	—	—	2	(2)
Amount	$7	$60	$9	$21	$(3)	$(95)	$—	$—	$13	$(14)
Class C Shares	56	56	1	2	(10)	(42)	—	—	47	16
Amount	$541	$578	$9	$17	$(97)	$(415)	$—	$—	$453	$180
Class E Shares	—	10	—	29	—	(58)	—	(2,273)	—	(2,292)
Amount	$—	$106	$—	$302	$—	$(598)	$—	$(21,805)	$—	$(21,995)
Class H Shares	—	—	—	—	—	—	—	(11)	—	(11)
Amount	$—	—	$—	$2	$—	$(1)	$—	$(126)	$—	$(125)
Class L Shares	4	58	5	11	(18)	(67)	—	37	(9)	39
Amount	$38	$579	$50	$114	$(174)	$(672)	$—	$384	$(86)	$405
Class M Shares	—	—	—	—	—	—	—	(12)	—	(12)
Amount	$—	$—	$—	$2	$—	$—	$—	$(108)	$—	$(106)
Class N Shares	—	—	—	—	—	(5)	—	(14)	—	(19)
Amount	$—	$2	$—	$2	$—	$(49)	$—	$(150)	$—	$(195)
Class Y Shares	1	17	35	53	(142)	(148)	—	2,286	(106)	2,208
Amount	$11	$167	$344	533	$(1,409)	$(1,487)	$—	$21,805	$(1,054)	$21,018

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Tax-Free Minnesota Fund: — (continued)
Tax-Free National Fund:
Class A Shares	4,943	6,660	192	282	(2,483)	(2,669)	—	—	2,652	4,273
Amount	$52,204	$73,982	$2,003	$3,130	$(26,066)	$(29,338)	$—	$—	$28,141	$47,774
Class B Shares	74	194	10	19	(94)	(179)	—	—	(10)	34
Amount	$775	$2,161	$101	$213	$(980)	$(1,963)	$—	$—	$(104)	$411
Class C Shares	861	1,312	33	44	(350)	(423)	—	—	544	933
Amount	$9,065	$14,604	$338	$489	$(3,670)	$(4,655)	$—	$—	$5,733	$10,438
Class E Shares	—	11	—	24	—	(73)	—	(2,519)	—	(2,557)
Amount	$—	$122	$—	$272	$—	$(824)	$—	$(23,218)	$—	$(23,648)
Class H Shares	—	4	—	—	—	(6)	—	(15)	—	(17)
Amount	$—	51	$—	$1	$—	$(76)	$—	$(150)	$—	$(174)
Class I Shares	96	324	8	2	(29)	(4)	—	—	75	322
Amount	$1,024	$3,521	$79	$17	$(312)	$(39)	$—	$—	$791	$3,499
Class L Shares	5	37	13	24	(64)	(92)	—	131	(46)	100
Amount	$64	$422	$135	$271	$(676)	$(1,024)	$—	$1,415	$(477)	$1,084
Class M Shares	—	—	—	1	—	(30)	—	(82)	—	(111)
Amount	$—	$1	$—	$8	$—	$(337)	$—	$(888)	$—	$(1,216)
Class N Shares	—	1	—	—	—	—	—	(34)	—	(33)
Amount	$—	—	$—	$4	$—	$—	$—	$(377)	$—	$(373)
Class Y Shares	4	28	39	53	(292)	(183)	—	2,521	(249)	2,419
Amount	$37	$307	$405	579	$(3,071)	$(2,016)	$—	$23,218	$(2,629)	$22,088
Tax-Free New York Fund:
Class A Shares	76	87	24	47	(10)	(84)	—	—	90	50
Amount	$767	$902	$233	$489	$(100)	$(855)	$—	$—	$900	$536
Class B Shares	5	13	3	6	(14)	(26)	—	—	(6)	(7)
Amount	$50	$143	$25	$60	$(134)	$(260)	$—	$—	$(59)	$(57)
Class C Shares	42	56	4	8	(26)	(37)	—	—	20	27
Amount	$423	$569	$37	$87	$(263)	$(375)	$—	$—	$197	$281
Total Return Bond Fund:
Class A Shares	14,672	23,983	1,484	2,209	(7,252)	(9,885)	—	—	8,904	16,307
Amount	$154,298	$253,038	$15,608	$23,262	$(76,172)	$(104,112)	$—	$—	$93,734	$172,188
Class B Shares	1,172	2,137	162	277	(1,009)	(2,085)	—	—	325	329
Amount	$12,253	$22,451	$1,692	$2,903	$(10,525)	$(21,873)	$—	$—	$3,420	$3,481
Class C Shares	3,457	2,749	161	246	(1,384)	(2,035)	—	—	2,234	960
Amount	$36,505	$29,032	$1,695	$2,593	$(14,541)	$(21,486)	$—	$—	$23,659	$10,139
Class I Shares	545	442	9	8	(259)	(164)	—	—	295	286
Amount	$5,723	$4,647	$97	$82	$(2,709)	$(1,722)	$—	$—	$3,111	$3,007
Class R3 Shares	2	1	—	—	—	—	—	—	2	1
Amount	$25	$10	$—	$—	$—	$—	$—	$—	$25	$10
Class R4 Shares	668	275	14	1	(27)	(1)	—	—	655	275
Amount	$7,106	$2,916	$153	$12	$(284)	$(11)	$—	$—	$6,975	$2,917
Class R5 Shares	22	13	1	—	(7)	—	—	—	16	13
Amount	$235	$139	$6	$1	$(75)	$—	$—	$—	$166	$140
Class Y Shares	16,958	14,592	1,079	1,552	(1,935)	(8,988)	—	—	16,102	7,156
Amount	$179,507	$155,108	$11,475	$16,519	$(20,629)	$(95,635)	$—	$—	$170,353	$75,992
U.S. Government Securities Fund:
Class A Shares	3,253	2,814	135	218	(1,812)	(1,998)	—	—	1,576	1,034
Amount	$29,976	$25,715	$1,238	$1,994	$(16,614)	$(18,310)	$—	$—	$14,600	$9,399
Class B Shares	409	239	27	59	(287)	(616)	—	—	149	(318)
Amount	$3,750	$2,168	$251	$533	$(2,619)	$(5,602)	$—	$—	$1,382	$(2,901)
Class C Shares	1,966	941	29	35	(896)	(426)	—	—	1,099	550
Amount	$18,063	$8,503	$265	$322	$(8,161)	$(3,878)	$—	$—	$10,167	$4,947
Class E Shares	—	80	—	89	—	(468)	—	(9,418)	—	(9,717)
Amount	$—	$732	$—	$814	$—	$(4,297)	$—	$(114,541)	$—	$(117,292)
Class H Shares	—	1	—	2	—	(23)	—	(189)	—	(209)
Amount	$—	$6	$—	$16	$—	$(214)	$—	$(125)	$—	$(317)
Class L Shares	25	78	66	141	(356)	(521)	—	469	(265)	167
Amount	$229	$718	$601	$1,284	$(3,277)	$(4,762)	$—	$1,569	$(2,447)	$(1,191)
Class M Shares	—	5	—	2	—	(28)	—	(208)	—	(229)
Amount	$—	$51	$—	$17	$—	$(260)	$—	$(971)	$—	$(1,163)
Class N Shares	—	—	—	1	—	(2)	—	(74)	—	(75)
Amount	$—	$6	$—	$6	$—	$(17)	$—	$(473)	$—	$(478)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

			Shares Issued for				Shares Issued		Net Increase
	Shares Sold		Reinvested Dividends		Shares Redeemed		from Merger		(Decrease) of Shares
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

U.S. Government Securities Fund: — (continued)
Class Y Shares	57	69	161	254	(576)	(1,033)	—	9,390	(358)	8,680
Amount	$523	$636	$1,477	$2,314	$(5,290)	$(9,414)	$—	$114,541	$(3,290)	$108,077
Value Fund:
Class A Shares	678	1,265	353	396	(809)	(1,515)	—	—	222	146
Amount	$8,351	$16,816	$4,549	$4,789	$(9,845)	$(20,032)	$—	$—	$3,055	$1,573
Class B Shares	83	126	45	60	(144)	(185)	—	—	(16)	1
Amount	$993	$1,595	$568	$718	$(1,728)	$(2,400)	$—	$—	$(167)	$(87)
Class C Shares	113	168	47	64	(91)	(256)	—	—	69	(24)
Amount	$1,377	$2,133	$586	$761	$(1,092)	$(3,266)	$—	$—	$871	$(372)
Class I Shares	19	3	—	—	(3)	—	—	—	16	3
Amount	$227	$45	$3	$—	$(35)	$—	$—	$—	$195	$45
Class R3 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$1	$—	$—	$—	$—	$—	$1	$10
Class R4 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$1	$—	$—	$—	$—	$—	$1	$10
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$1	$—	$—	$—	$—	$—	$1	$10
Class Y Shares	2,782	15,203	1,356	884	(349)	(251)	—	—	3,789	15,836
Amount	$34,258	$190,615	$17,400	$10,742	$(4,027)	$(3,221)	$—	$—	$47,631	$198,136
Value Opportunities Fund:
Class A Shares	1,066	3,258	1,489	585	(2,407)	(1,296)	—	—	148	2,547
Amount	$14,494	$59,828	$21,647	$9,978	$(31,550)	$(23,739)	$—	$—	$4,591	$46,067
Class B Shares	59	334	230	103	(320)	(276)	—	—	(31)	161
Amount	$710	$5,628	$3,028	$1,607	$(3,756)	$(4,641)	$—	$—	$(18)	$2,594
Class C Shares	207	807	332	124	(541)	(300)	—	—	(2)	631
Amount	$2,559	$13,535	$4,356	$1,941	$(6,519)	$(5,018)	$—	$—	$396	$10,458
Class H Shares	—	2	—	21	—	(16)	—	(221)	—	(214)
Amount	$—	$44	$—	$322	$—	$(269)	$—	$(2,519)	$—	$(2,422)
Class I Shares	82	286	47	—	(287)	(30)	—	—	(158)	256
Amount	$1,112	$5,366	$677	$4	$(3,472)	$(536)	$—	$—	$(1,683)	$4,834
Class L Shares	53	105	421	173	(327)	(444)	—	717	147	551
Amount	$699	$1,926	$6,146	$2,949	$(4,283)	$(8,186)	$—	$9,953	$2,562	$6,642
Class M Shares	—	6	—	40	—	(34)	—	(425)	—	(413)
Amount	$—	$97	$—	$621	$—	$(550)	$—	$(5,620)	$—	$(5,452)
Class N Shares	—	1	—	12	—	(7)	—	(129)	—	(123)
Amount	$—	$12	$—	$189	$—	$(110)	$—	$(1,814)	$—	$(1,723)
Class R3 Shares	83	7	1	—	(20)	—	—	—	64	7
Amount	$1,079	$125	$14	$—	$(258)	$—	$—	$—	$835	$125
Class R4 Shares	148	40	9	—	(9)	(1)	—	—	148	39
Amount	$2,002	$748	$129	$—	$(120)	$(20)	$—	$—	$2,011	$728
Class R5 Shares	—	1	—	—	—	—	—	—	—	1
Amount	$—	$10	$2	$—	$—	$—	$—	$—	$2	$10
Class Y Shares	610	1,422	262	248	(71)	(5,816)	—	—	801	(4,146)
Amount	$8,078	$26,945	$3,921	$4,266	$(931)	$(103,724)	$—	$—	$11,068	$(72,513)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares issued and Class B shares redeemed) for the six-month period ended April 30, 2008 and the year ended October 31, 2007:

	For the Six-Month		For the
	Period Ended		Year Ended
	April 30, 2008		October 31, 2007
Fund	Shares	Dollars	Shares	Dollars

Advisers Fund — Class B to Class A	$1,165	$17,622	$3,163	$55,920
Balanced Allocation Fund — Class B to Class A	92	1,061	147	1,805
Balanced Income Fund — Class B to Class A	0	2	—	—
Capital Appreciation Fund — Class B to Class A	1,845	69,514	1,894	76,650
Capital Appreciation II Fund — Class B to Class A	45	624	49	736
Checks and Balances Fund — Class B to Class A	15	148	9	90
Conservative Allocation Fund — Class B to Class A	15	157	22	247
Disciplined Equity Fund — Class B to Class A	138	1,880	179	2,551
Dividend and Growth Fund — Class B to Class A	358	7,180	674	14,747

	For the Six-Month		For the
	Period Ended		Year Ended
	April 30, 2008		October 31, 2007
Fund	Shares	Dollars	Shares	Dollars

Equity Growth Allocation Fund — Class B to Class A	$14	$174	$16	$232
Equity Income Fund — Class B to Class A	32	431	67	976
Floating Rate Fund — Class B to Class A	44	413	65	654
Fundamental Growth Fund — Class B to Class A	1	11	7	89
Global Communications Fund — Class B to Class A	5	45	13	118
Global Financial Services Fund — Class B to Class A	3	34	8	110
Global Growth Fund — Class B to Class A	371	7,022	241	5,041
Global Health Fund — Class B to Class A	20	327	49	893
Global Technology Fund — Class B to Class A	19	115	32	206
Growth Allocation Fund — Class B to Class A	53	639	95	1,276
Growth Fund — Class B to Class A	23	404	37	676
Growth Opportunities Fund — Class B to Class A	16	487	30	936
High Yield Fund — Class B to Class A	140	1,044	237	1,903
Income Allocation Fund — Class B to Class A	1	12	11	106
Income Fund — Class B to Class A	20	194	26	269
Inflation Plus Fund — Class B to Class A	22	245	36	373
International Growth Fund — Class B to Class A	35	478	87	1,369
International Opportunities Fund — Class B to Class A	199	3,311	135	2,461
International Small Company Fund — Class B to Class A	14	194	31	499
LargeCap Growth Fund — Class B to Class A	0	2	—	2
MidCap Fund — Class B to Class A	990	19,820	923	23,153
MidCap Growth Fund — Class B to Class A	6	58	10	118
MidCap Value Fund — Class B to Class A	67	690	86	1,236
Money Market Fund — Class B to Class A	2,149	2,149	2,423	2,423
Retirement Income Fund — Class B to Class A	0	3	—	—
Select MidCap Value Fund — Class B to Class A	2	21	6	72
Select SmallCap Value Fund — Class B to Class A	0	5	1	7
Short Duration Fund — Class B to Class A	28	271	39	389
Small Company Fund — Class B to Class A	290	5,438	206	4,633
SmallCap Growth Fund — Class B to Class A	5	129	11	380
Stock Fund — Class B to Class A	734	15,702	1,464	33,670
Strategic Income Fund — Class B to Class A	1	7	—	—
Target Retirement 2010 Fund — Class B to Class A	0	4	—	1
Target Retirement 2020 Fund — Class B to Class A	0	3	2	26
Tax-Free Minnesota Fund — Class B to Class A	0	2	—	—
Tax-Free National Fund — Class B to Class A	2	22	14	155
Total Return Bond Fund — Class B to Class A	162	1,690	293	3,090
U.S. Government Securities Fund — Class B to Class A	51	466	89	813
Value Fund — Class B to Class A	14	174	14	179
Value Opportunities Fund — Class B to Class A	31	405	42	765

9.	Line of Credit:

The Funds, except for Money Market Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended April 30, 2008, the Funds did not have any borrowings under this facility.

10.	Fund Merger:

On November 7, 2007, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provided for the reorganization of a series of the Company, The Hartford MidCap Growth Fund into The Hartford Select MidCap Growth Fund. The Reorganization did not require shareholder approval and was approved by the Board in order to eliminate the Company’s redundant product offerings. The reorganization took place on February 22, 2008, at which time The Hartford MidCap Growth Fund was merged into The Hartford Select MidCap Growth Fund. The Hartford Select MidCap Growth Fund was renamed The Hartford MidCap Growth Fund.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Notes to Financial Statements — (continued)
April 30, 2008 (Unaudited)
(000’s Omitted)

The merger was accomplished by a tax free exchange as detailed below:

Hartford Select MidCap Growth Fund*	Class A	Class B	Class C	Class Y	Total

Net assets of The Hartford MidCap Growth Fund on February 22, 2008	$13,927	$592	$1,147	$118	$15,784
The Hartford MidCap Growth Fund shares exchanged	1,410	61	118	12	1,601
The Hartford Select MidCap Growth Fund shares exchanged	1,423	62	120	12	1,617
Net Assets of The Hartford Select MidCap Growth Fund immediately before the merger	$19,460	$3,779	$3,996	$102	$27,337
Net Assets of The Hartford Select MidCap Growth Fund immediately after the merger	$33,387	$4,371	$5,143	$220	$43,121

The Hartford MidCap Growth Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 22, 2008:

	Unrealized	Accumulated Net
Fund	Depreciation	Realized Losses	Capital Stock

The Hartford MidCap Growth Fund	$(1,016)	$(28)	$16,828

*	Following the merger, The Hartford Select MidCap Growth Fund was renamed The Hartford MidCap Growth Fund.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Advisors Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	$18.52	$0.13	$—	$(1.37)	$(1.24)	$(0.13)	$(1.99)	$—	$(2.12)	$(3.36)	$15.16	(7.11	)%(f)	$936,121	1.17	%(e)	1.17	%(e)	1.17	%(e)	1.73	%(e)	36%
Class B	18.34	0.07	—	(1.36)	(1.29)	(0.06)	(1.99)	—	(2.05)	(3.34)	15.00	(7.49	)(f)	184,884	2.01	(e)	2.01	(e)	2.01	(e)	0.89	(e)	—
Class C	18.51	0.08	—	(1.37)	(1.29)	(0.07)	(1.99)	—	(2.06)	(3.35)	15.16	(7.39	)(f)	171,612	1.86	(e)	1.86	(e)	1.86	(e)	1.04	(e)	—
Class R3	18.70	0.10	—	(1.38)	(1.28)	(0.11)	(1.99)	—	(2.10)	(3.38)	15.32	(7.24	)(f)	12	1.60	(e)	1.43	(e)	1.43	(e)	1.46	(e)	—
Class R4	18.70	0.14	—	(1.38)	(1.24)	(0.14)	(1.99)	—	(2.13)	(3.37)	15.33	(7.03	)(f)	198	1.14	(e)	1.13	(e)	1.13	(e)	1.74	(e)	—
Class R5	18.71	0.16	—	(1.38)	(1.22)	(0.16)	(1.99)	—	(2.15)	(3.37)	15.34	(6.93	)(f)	10	0.80	(e)	0.80	(e)	0.80	(e)	2.09	(e)	—
Class Y	18.71	0.17	—	(1.38)	(1.21)	(0.17)	(1.99)	—	(2.16)	(3.37)	15.34	(6.88	)(f)	16,646	0.71	(e)	0.71	(e)	0.71	(e)	2.20	(e)	—
For the Year Ended October 31, 2007
Class A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	—	(0.40)	1.78	18.52	13.23	(i)	1,088,361	1.15		1.10		1.10		1.67		84
Class B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	—	(0.25)	1.77	18.34	12.32	(i)	248,020	1.96		1.91		1.91		0.85		—
Class C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	—	(0.28)	1.78	18.51	12.44	(i)	206,799	1.83		1.78		1.78		0.98		—
Class Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	—	(0.48)	1.80	18.71	13.73	(i)	19,948	0.69		0.64		0.64		2.13		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.24	0.21	—	1.44	1.65	(0.19)	—	—	(0.19)	1.46	18.70	9.62	(f)	11	1.45	(e)	1.40	(e)	1.40	(e)	1.38	(e)	—
Class R4	17.24	0.25	—	1.44	1.69	(0.23)	—	—	(0.23)	1.46	18.70	9.88	(f)	53	1.11	(e)	1.06	(e)	1.06	(e)	1.68	(e)	—
Class R5	17.24	0.31	—	1.43	1.74	(0.27)	—	—	(0.27)	1.47	18.71	10.17	(f)	11	0.85	(e)	0.80	(e)	0.80	(e)	1.98	(e)	—
For the Year Ended October 31, 2006
Class A	15.34	0.31	—	1.38	1.69	(0.29)	—	—	(0.29)	1.40	16.74	11.16		1,110,324	1.17		1.12		1.12		1.86		99
Class B	15.19	0.18	—	1.37	1.55	(0.17)	—	—	(0.17)	1.38	16.57	10.25		341,772	1.96		1.91		1.91		1.07		—
Class C	15.34	0.19	—	1.38	1.57	(0.18)	—	—	(0.18)	1.39	16.73	10.32		219,580	1.87		1.82		1.82		1.16		—
Class Y	15.50	0.38	—	1.40	1.78	(0.37)	—	—	(0.37)	1.41	16.91	11.63		17,710	0.71		0.66		0.66		2.32		—
For the Year Ended October 31, 2005 (h)
Class A	14.57	0.26	—	0.80	1.06	(0.29)	—	—	(0.29)	0.77	15.34	7.30		1,222,944	1.21		1.19		1.19		1.73		66
Class B	14.43	0.14	—	0.79	0.93	(0.17)	—	—	(0.17)	0.76	15.19	6.48		437,462	1.99		1.98		1.98		0.95		—
Class C	14.56	0.16	—	0.80	0.96	(0.18)	—	—	(0.18)	0.78	15.34	6.63		253,605	1.91		1.89		1.89		1.06		—
Class Y	14.72	0.33	—	0.81	1.14	(0.36)	—	—	(0.36)	0.78	15.50	7.78		15,342	0.75		0.74		0.74		2.13		—
For the Year Ended October 31, 2004 (h)
Class A	14.19	0.15	0.03	0.38	0.56	(0.18)	—	—	(0.18)	0.38	14.57	3.93	(i)	1,539,264	1.22		1.22		1.22		1.23		42
Class B	14.05	0.03	0.04	0.38	0.45	(0.07)	—	—	(0.07)	0.38	14.43	3.21	(i)	550,499	1.95		1.95		1.95		0.50		—
Class C	14.18	0.03	0.06	0.37	0.46	(0.08)	—	—	(0.08)	0.38	14.56	3.27	(i)	355,711	1.86		1.86		1.86		0.58		—
Class Y	14.37	0.25	—	0.36	0.61	(0.26)	—	—	(0.26)	0.35	14.72	4.22		13,587	0.74		0.74		0.74		1.71		—
For the Year Ended October 31, 2003 (h)
Class A	12.67	0.19	—	1.52	1.71	(0.19)	—	—	(0.19)	1.52	14.19	13.62		1,470,569	1.40		1.39		1.39		1.44		46
Class B	12.54	0.09	—	1.51	1.60	(0.09)	—	—	(0.09)	1.51	14.05	12.86		593,179	2.13		2.12		2.12		0.72		—
Class C	12.66	0.11	—	1.52	1.63	(0.11)	—	—	(0.11)	1.52	14.18	12.92		421,814	2.00		2.00		2.00		0.84		—
Class Y	12.82	0.27	—	1.54	1.81	(0.26)	—	—	(0.26)	1.55	14.37	14.28		8,714	0.81		0.81		0.81		1.98		—
The Hartford Balanced Allocation Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	13.10	0.15	—	(0.81)	(0.66)	(0.37)	(0.58)	—	(0.95)	(1.61)	11.49	(5.23	)(f)	610,092	0.53	(e)	0.53	(e)	0.53	(e)	2.43	(e)	6
Class B	13.06	0.11	—	(0.81)	(0.70)	(0.32)	(0.58)	—	(0.90)	(1.60)	11.46	(5.55	)(f)	130,964	1.35	(e)	1.35	(e)	1.35	(e)	1.68	(e)	—
Class C	13.06	0.11	—	(0.81)	(0.70)	(0.33)	(0.58)	—	(0.91)	(1.61)	11.45	(5.61	)(f)	223,352	1.28	(e)	1.28	(e)	1.28	(e)	1.70	(e)	—
Class I	13.09	0.25	—	(0.88)	(0.63)	(0.39)	(0.58)	—	(0.97)	(1.60)	11.49	(5.01	)(f)	3,151	0.21	(e)	0.21	(e)	0.21	(e)	1.49	(e)	—
Class R3	13.08	0.25	—	(0.93)	(0.68)	(0.36)	(0.58)	—	(0.94)	(1.62)	11.46	(5.39	)(f)	513	0.94	(e)	0.94	(e)	0.94	(e)	1.12	(e)	—
Class R4	13.10	0.27	—	(0.93)	(0.66)	(0.37)	(0.58)	—	(0.95)	(1.61)	11.49	(5.22	)(f)	7,579	0.59	(e)	0.59	(e)	0.59	(e)	1.96	(e)	—
Class R5	13.10	0.28	—	(0.91)	(0.63)	(0.39)	(0.58)	—	(0.97)	(1.60)	11.50	(5.03	)(f)	2,941	0.29	(e)	0.29	(e)	0.29	(e)	1.86	(e)	—
For the Year Ended October 31, 2007
Class A	12.01	0.27	—	1.45	1.72	(0.36)	(0.27)	—	(0.63)	1.09	13.10	14.95		608,443	0.54		0.54		0.54		2.09		34
Class B	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.03		135,541	1.36		1.33		1.33		1.34		—
Class C	11.98	0.18	—	1.44	1.62	(0.27)	(0.27)	—	(0.54)	1.08	13.06	14.07		225,155	1.29		1.29		1.29		1.35		—
Class I	12.00	0.26	—	1.50	1.76	(0.40)	(0.27)	—	(0.67)	1.09	13.09	15.35		927	0.22		0.22		0.22		1.88		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	11.89	0.08	—	1.25	1.33	(0.14)	—	—	(0.14)	1.19	13.08	11.29	(f)	115	0.93	(e)	0.93	(e)	0.93	(e)	0.94	(e)	—
Class R4	11.89	0.14	—	1.23	1.37	(0.16)	—	—	(0.16)	1.21	13.10	11.61	(f)	2,679	0.66	(e)	0.66	(e)	0.66	(e)	1.23	(e)	—
Class R5	11.89	0.14	—	1.25	1.39	(0.18)	—	—	(0.18)	1.21	13.10	11.79	(f)	725	0.36	(e)	0.36	(e)	0.36	(e)	1.54	(e)	—
For the Year Ended October 31, 2006
Class A	10.95	0.18	—	1.12	1.30	(0.22)	(0.02)	—	(0.24)	1.06	12.01	11.98		453,492	0.62		0.62		0.62		1.52		15
Class B	10.92	0.10	—	1.11	1.21	(0.13)	(0.02)	—	(0.15)	1.06	11.98	11.22		109,117	1.44		1.36		1.36		0.82		—
Class C	10.92	0.11	—	1.11	1.22	(0.14)	(0.02)	—	(0.16)	1.06	11.98	11.24		171,073	1.38		1.36		1.36		0.78		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Balanced Allocation Fund (g) — (continued)
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	$11.66	$0.05	$—	$0.34	$0.39	$(0.05)	$—	$—	$(0.05)	$0.34	$12.00	3.35	%(f)	$353	0.39	%(e)	0.39	%(e)	0.39	%(e)	1.47	%(e)	—%
For the Year Ended October 31, 2005
Class A	10.30	0.13	—	0.64	0.77	(0.12)	—	—	(0.12)	0.65	10.95	7.47		262,878	0.66		0.60		0.60		1.26		2
Class B	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66		72,619	1.47		1.31		1.31		0.55		—
Class C	10.28	0.06	—	0.62	0.68	(0.04)	—	—	(0.04)	0.64	10.92	6.66		103,248	1.41		1.31		1.31		0.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.02	—	0.30	0.32	(0.02)	—	—	(0.02)	0.30	10.30	3.15	(f)	67,293	0.62	(e)	0.59	(e)	0.59	(e)	0.99	(e)	—
Class B	10.00	0.01	—	0.27	0.28	—	—	—	—	0.28	10.28	2.82	(f)	18,841	1.45	(e)	1.29	(e)	1.29	(e)	0.33	(e)	—
Class C	10.00	—	—	0.28	0.28	—	—	—	—	0.28	10.28	2.82	(f)	30,414	1.38	(e)	1.29	(e)	1.29	(e)	0.30	(e)	—
The Hartford Balance Income Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	11.02	0.20	—	(0.56)	(0.36)	(0.19)	(0.04)	—	(0.23)	(0.59)	10.43	(3.22	)(f)	48,021	1.20	(e)	1.20	(e)	1.20	(e)	3.96	(e)	19
Class B	10.98	0.16	—	(0.56)	(0.40)	(0.14)	(0.04)	—	(0.18)	(0.58)	10.40	(3.56	)(f)	2,680	2.06	(e)	2.00	(e)	2.00	(e)	3.16	(e)	—
Class C	10.97	0.16	—	(0.55)	(0.39)	(0.15)	(0.04)	—	(0.19)	(0.58)	10.39	(3.53	)(f)	5,500	1.98	(e)	1.98	(e)	1.98	(e)	3.17	(e)	—
Class Y	11.03	0.22	—	(0.56)	(0.34)	(0.20)	(0.04)	—	(0.24)	(0.58)	10.45	(3.02	)(f)	111	0.87	(e)	0.87	(e)	0.87	(e)	4.28	(e)	—
For the Year Ended October 31, 2007
Class A	10.42	0.34	—	0.59	0.93	(0.33)	—	—	(0.33)	0.60	11.02	9.07		40,501	1.33		1.19		1.19		3.57		27
Class B	10.41	0.26	—	0.59	0.85	(0.28)	—	—	(0.28)	0.57	10.98	8.22		2,280	2.21		2.00		2.00		2.76		—
Class C	10.41	0.26	—	0.58	0.84	(0.28)	—	—	(0.28)	0.56	10.97	8.17		4,256	2.14		2.00		2.00		2.76		—
Class Y	10.42	0.41	—	0.56	0.97	(0.36)	—	—	(0.36)	0.61	11.03	9.43		115	1.04		0.90		0.90		3.86		—
From (commencement of operations) July 31, 2006, through October 31, 2006
Class A	10.00	0.09	—	0.39	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.78	(f)	11,513	1.58	(e)	1.26	(e)	1.26	(e)	3.48	(e)	8
Class B	10.00	0.07	—	0.38	0.45	(0.04)	—	—	(0.04)	0.41	10.41	4.54	(f)	304	2.34	(e)	2.00	(e)	2.00	(e)	2.73	(e)	—
Class C	10.00	0.06	—	0.40	0.46	(0.05)	—	—	(0.05)	0.41	10.41	4.56	(f)	400	2.39	(e)	2.00	(e)	2.00	(e)	2.67	(e)	—
Class Y	10.00	0.10	—	0.38	0.48	(0.06)	—	—	(0.06)	0.42	10.42	4.83	(f)	105	1.31	(e)	0.90	(e)	0.90	(e)	3.86	(e)	—
The Hartford Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	46.08	0.07	—	(3.51)	(3.44)	—	(3.73)	—	(3.73)	(7.17)	38.91	(7.76	)(f)	13,914,556	1.10	(e)	1.10	(e)	1.10	(e)	0.37	(e)	42
Class B	41.59	(0.08)	—	(3.15)	(3.23)	—	(3.73)	—	(3.73)	(6.96)	34.63	(8.13	)(f)	1,904,860	1.91	(e)	1.91	(e)	1.91	(e)	(0.46	)(e)	—
Class C	41.82	(0.06)	—	(3.18)	(3.24)	—	(3.73)	—	(3.73)	(6.97)	34.85	(8.11	)(f)	4,316,181	1.83	(e)	1.83	(e)	1.83	(e)	(0.37	)(e)	—
Class I	45.90	0.13	—	(3.49)	(3.36)	—	(3.73)	—	(3.73)	(7.09)	38.81	(7.61	)(f)	254,146	0.79	(e)	0.79	(e)	0.79	(e)	0.71	(e)	—
Class R3	48.91	0.01	—	(3.76)	(3.75)	—	(3.73)	—	(3.73)	(7.48)	41.43	(7.97	)(f)	479	1.60	(e)	1.58	(e)	1.58	(e)	0.05	(e)	—
Class R4	49.05	0.09	—	(3.76)	(3.67)	—	(3.73)	—	(3.73)	(7.40)	41.65	(7.76	)(f)	48,193	1.11	(e)	1.11	(e)	1.11	(e)	0.44	(e)	—
Class R5	49.15	0.16	—	(3.78)	(3.62)	—	(3.73)	—	(3.73)	(7.35)	41.80	(7.64	)(f)	22,325	0.82	(e)	0.82	(e)	0.82	(e)	0.77	(e)	—
Class Y	49.23	0.16	—	(3.76)	(3.60)	—	(3.73)	—	(3.73)	(7.33)	41.90	(7.58	)(f)	1,261,243	0.71	(e)	0.71	(e)	0.71	(e)	0.76	(e)	—
For the Year Ended October 31, 2007 (h)
Class A	39.67	0.16	—	9.42	9.58	(0.13)	(3.04)	—	(3.17)	6.41	46.08	26.15	(i)	13,684,583	1.11		1.11		1.11		0.39		72
Class B	36.25	(0.15)	—	8.53	8.38	—	(3.04)	—	(3.04)	5.34	41.59	25.15	(i)	2,209,870	1.92		1.92		1.92		(0.40)		—
Class C	36.40	(0.12)	—	8.58	8.46	—	(3.04)	—	(3.04)	5.42	41.82	25.28	(i)	4,411,286	1.83		1.83		1.83		(0.32)		—
Class I	39.69	0.26	—	9.39	9.65	(0.40)	(3.04)	—	(3.44)	6.21	45.90	26.49	(i)	156,616	0.79		0.79		0.79		0.65		—
Class Y	42.19	0.34	—	10.06	10.40	(0.32)	(3.04)	—	(3.36)	7.04	49.23	26.66	(i)	1,035,754	0.72		0.72		0.72		0.78		—
From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
Class R3	40.22	0.01	—	8.68	8.69	—	—	—	—	8.69	48.91	21.61	(f)	41	1.47	(e)	1.47	(e)	1.47	(e)	0.04	(e)	—
Class R4	40.22	0.02	—	8.81	8.83	—	—	—	—	8.83	49.05	21.95	(f)	15,618	1.14	(e)	1.14	(e)	1.14	(e)	0.06	(e)	—
Class R5	40.22	0.08	—	8.85	8.93	—	—	—	—	8.93	49.15	22.20	(f)	1,165	0.85	(e)	0.85	(e)	0.85	(e)	0.25	(e)	—
For the Year Ended October 31, 2006
Class A	36.51	0.15	—	6.43	6.58	—	(3.42)	—	(3.42)	3.16	39.67	19.56		9,312,766	1.18		1.18		1.18		0.47		74
Class B	33.90	(0.10)	—	5.87	5.77	—	(3.42)	—	(3.42)	2.35	36.25	18.59		1,868,359	1.97		1.97		1.97		(0.31)		—
Class C	34.00	(0.07)	—	5.89	5.82	—	(3.42)	—	(3.42)	2.40	36.40	18.69		2,968,472	1.90		1.90		1.90		(0.25)		—
Class Y	38.47	0.30	—	6.84	7.14	—	(3.42)	—	(3.42)	3.72	42.19	20.07		414,259	0.75		0.75		0.75		0.90		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	37.53	—	—	2.16	2.16	—	—	—	—	2.16	39.69	5.76	(f)	5,193	0.88	(e)	0.88	(e)	0.88	(e)	0.17	(e)	—
For the Year Ended October 31, 2005
Class A	30.80	0.09	—	5.62	5.71	—	—	—	—	5.71	36.51	18.54		6,071,891	1.26		1.26		1.26		0.31		93
Class B	28.82	(0.15)	—	5.23	5.08	—	—	—	—	5.08	33.90	17.63		1,631,199	2.03		2.03		2.03		(0.45)		—
Class C	28.88	(0.11)	—	5.23	5.12	—	—	—	—	5.12	34.00	17.73		1,834,562	1.94		1.94		1.94		(0.37)		—
Class Y	32.29	0.21	—	5.97	6.18	—	—	—	—	6.18	38.47	19.14		245,163	0.78		0.78		0.78		0.76		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Capital Appreciation Fund — (continued)
For the Year Ended October 31, 2004
Class A	$26.50	$(0.01)	$—	$4.31	$4.30	$—	$—	$—	$—	$4.30	$30.80	16.23%		$4,203,178	1.35%		1.35%		1.35%		(0.05)%		78%
Class B	24.97	(0.21)	—	4.06	3.85	—	—	—	—	3.85	28.82	15.42		1,432,121	2.06		2.06		2.06		(0.78)		—
Class C	25.00	(0.18)	—	4.06	3.88	—	—	—	—	3.88	28.88	15.52		1,348,972	1.97		1.97		1.97		(0.68)		—
Class Y	27.64	0.11	—	4.54	4.65	—	—	—	—	4.65	32.29	16.82		116,527	0.79		0.79		0.79		0.50		—
For the Year Ended October 31, 2003
Class A	20.47	(0.04)	—	6.07	6.03	—	—	—	—	6.03	26.50	29.46		2,357,913	1.45		1.43		1.43		(0.13)		113
Class B	19.44	(0.19)	—	5.72	5.53	—	—	—	—	5.53	24.97	28.45		1,140,154	2.17		2.17		2.17		(0.87)		—
Class C	19.44	(0.16)	—	5.72	5.56	—	—	—	—	5.56	25.00	28.60		981,246	2.05		2.05		2.05		(0.75)		—
Class Y	21.23	0.08	—	6.33	6.41	—	—	—	—	6.41	27.64	30.19		48,372	0.85		0.85		0.85		0.46		—
The Hartford Capital Appreciation II Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	16.95	0.02	—	(2.19)	(2.17)	—	(1.17)	—	(1.17)	(3.34)	13.61	(13.36	)(f)	829,862	1.38	(e)	1.38	(e)	1.38	(e)	0.22	(e)	70
Class B	16.62	(0.04)	—	(2.15)	(2.19)	—	(1.17)	—	(1.17)	(3.36)	13.26	(13.78	)(f)	105,114	2.24	(e)	2.24	(e)	2.24	(e)	(0.64	)(e)	—
Class C	16.66	(0.04)	—	(2.15)	(2.19)	—	(1.17)	—	(1.17)	(3.36)	13.30	(13.74	)(f)	435,124	2.12	(e)	2.12	(e)	2.12	(e)	(0.52	)(e)	—
Class I	17.02	0.04	—	(2.20)	(2.16)	—	(1.17)	—	(1.17)	(3.33)	13.69	(13.24	)(f)	102,803	1.07	(e)	1.07	(e)	1.07	(e)	0.55	(e)	—
Class R3	17.00	—	—	(2.21)	(2.21)	—	(1.17)	—	(1.17)	(3.38)	13.62	(13.57	)(f)	4,410	1.74	(e)	1.74	(e)	1.74	(e)	(0.05	)(e)	—
Class R4	17.05	0.02	—	(2.20)	(2.18)	—	(1.17)	—	(1.17)	(3.35)	13.70	(13.34	)(f)	1,218	1.43	(e)	1.43	(e)	1.43	(e)	0.32	(e)	—
Class R5	17.10	0.04	—	(2.22)	(2.18)	—	(1.17)	—	(1.17)	(3.35)	13.75	(13.30	)(f)	222	1.12	(e)	1.12	(e)	1.12	(e)	0.49	(e)	—
Class Y	17.12	0.05	—	(2.22)	(2.17)	—	(1.17)	—	(1.17)	(3.34)	13.78	(13.22	)(f)	15,532	1.00	(e)	1.00	(e)	1.00	(e)	0.73	(e)	—
For the Year Ended October 31, 2007
Class A	13.13	—	—	4.13	4.13	—	(0.31)	—	(0.31)	3.82	16.95	32.15		821,428	1.44		1.44		1.44		—		102
Class B	12.99	(0.07)	—	4.01	3.94	—	(0.31)	—	(0.31)	3.63	16.62	31.01		104,908	2.29		2.29		2.29		(0.86)		—
Class C	13.00	(0.06)	—	4.03	3.97	—	(0.31)	—	(0.31)	3.66	16.66	31.22		415,688	2.16		2.16		2.16		(0.73)		—
Class I	13.14	0.02	—	4.17	4.19	—	(0.31)	—	(0.31)	3.88	17.02	32.60		83,905	1.11		1.11		1.11		0.31		—
Class Y	13.20	0.06	—	4.17	4.23	—	(0.31)	—	(0.31)	3.92	17.12	32.75		158	1.02		1.02		1.02		0.44		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.52	(0.03)	—	3.51	3.48	—	—	—	—	3.48	17.00	25.74	(f)	452	1.85	(e)	1.85	(e)	1.85	(e)	(0.43	)(e)	—
Class R4	13.52	(0.01)	—	3.54	3.53	—	—	—	—	3.53	17.05	26.11	(f)	14	1.47	(e)	1.47	(e)	1.47	(e)	(0.06	)(e)	—
Class R5	13.52	—	—	3.58	3.58	—	—	—	—	3.58	17.10	26.48	(f)	136	1.22	(e)	1.22	(e)	1.22	(e)	0.03	(e)	—
For the Year Ended October 31, 2006
Class A	11.07	(0.01)	—	2.22	2.21	—	(0.15)	—	(0.15)	2.06	13.13	20.21		241,238	1.66		1.61		1.61		(0.13)		113
Class B	11.02	(0.07)	—	2.19	2.12	—	(0.15)	—	(0.15)	1.97	12.99	19.48		29,169	2.54		2.35		2.35		(0.88)		—
Class C	11.04	(0.06)	—	2.17	2.11	—	(0.15)	—	(0.15)	1.96	13.00	19.35		97,678	2.37		2.33		2.33		(0.86)		—
Class Y	11.08	0.12	—	2.15	2.27	—	(0.15)	—	(0.15)	2.12	13.20	20.74		119	1.20		1.15		1.15		0.39		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.51	—	—	0.63	0.63	—	—	—	—	0.63	13.14	5.04	(f)	3,316	1.46	(e)	0.80	(e)	0.80	(e)	0.45	(e)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	(0.01)	—	1.08	1.07	—	—	—	—	1.07	11.07	10.70	(f)	56,981	1.99	(e)	1.60	(e)	1.60	(e)	(0.30	)(e)	46
Class B	10.00	(0.03)	—	1.05	1.02	—	—	—	—	1.02	11.02	10.20	(f)	6,343	2.97	(e)	2.35	(e)	2.35	(e)	(1.10	)(e)	—
Class C	10.00	(0.03)	—	1.07	1.04	—	—	—	—	1.04	11.04	10.40	(f)	19,494	2.82	(e)	2.35	(e)	2.35	(e)	(1.12	)(e)	—
Class Y	10.00	0.02	—	1.06	1.08	—	—	—	—	1.08	11.08	10.80	(f)	332	1.41	(e)	1.15	(e)	1.15	(e)	0.29	(e)	—
The Hartford Checks and Balances Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.51	0.11	—	(0.51)	(0.40)	(0.15)	—	—	(0.15)	(0.55)	9.96	(3.85	)(f)	497,493	0.40	(e)	0.40	(e)	0.40	(e)	2.01	(e)	3
Class B	10.49	0.08	—	(0.51)	(0.43)	(0.12)	—	—	(0.12)	(0.55)	9.94	(4.15	)(f)	64,090	1.22	(e)	1.22	(e)	1.22	(e)	1.12	(e)	—
Class C	10.49	0.08	—	(0.51)	(0.43)	(0.12)	—	—	(0.12)	(0.55)	9.94	(4.13	)(f)	172,069	1.15	(e)	1.15	(e)	1.15	(e)	1.12	(e)	—
From (commencement of operations) February 29, 2008, through April 30, 2008
Class I	10.00	0.04	—	9.96	10.00	(0.04)	—	—	(0.04)	9.96	19.96	(3.79	)(f)	887	0.17	(e)	0.17	(e)	0.17	(e)	1.49	(e)	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class A	10.00	0.05	—	0.51	0.56	(0.05)	—	—	(0.05)	0.51	10.51	5.56	(f)	172,572	0.43	(e)	0.43	(e)	0.43	(e)	1.77	(e)	—
Class B	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.24	(f)	19,750	1.26	(e)	1.25	(e)	1.25	(e)	0.96	(e)	—
Class C	10.00	0.03	—	0.49	0.52	(0.03)	—	—	(0.03)	0.49	10.49	5.23	(f)	55,105	1.18	(e)	1.18	(e)	1.18	(e)	1.02	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Conservative Allocation Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	$11.63	$0.17	$—	$(0.53)	$(0.36)	$(0.27)	$(0.40)	$—	$(0.67)	$(1.03)	$10.60	(3.13)%(f)		$130,994	0.57	%(e)	0.57	%(e)	0.57	%(e)	3.09	%(e)	8%
Class B	11.62	0.13	—	(0.52)	(0.39)	(0.24)	(0.40)	—	(0.64)	(1.03)	10.59	(3.49	)(f)	26,305	1.39	(e)	1.33	(e)	1.33	(e)	2.36	(e)	—
Class C	11.62	0.12	—	(0.52)	(0.40)	(0.24)	(0.40)	—	(0.64)	(1.04)	10.58	(3.56	)(f)	52,248	1.33	(e)	1.33	(e)	1.33	(e)	2.18	(e)	—
Class I	11.61	0.16	—	(0.50)	(0.34)	(0.29)	(0.40)	—	(0.69)	(1.03)	10.58	(2.99	)(f)	623	0.28	(e)	0.28	(e)	0.28	(e)	4.33	(e)	—
Class R3	11.61	0.22	—	(0.60)	(0.38)	(0.25)	(0.40)	—	(0.65)	(1.03)	10.58	(3.39	)(f)	21	1.02	(e)	1.02	(e)	1.02	(e)	1.60	(e)	—
Class R4	11.62	0.22	—	(0.57)	(0.35)	(0.28)	(0.40)	—	(0.68)	(1.03)	10.59	(3.10	)(f)	5,937	0.62	(e)	0.62	(e)	0.62	(e)	1.67	(e)	—
Class R5	11.63	0.24	—	(0.58)	(0.34)	(0.29)	(0.40)	—	(0.69)	(1.03)	10.60	(3.03	)(f)	1,905	0.32	(e)	0.32	(e)	0.32	(e)	2.94	(e)	—
For the Year Ended October 31, 2007
Class A	11.16	0.33	—	0.81	1.14	(0.38)	(0.29)	—	(0.67)	0.47	11.63	10.64		121,488	0.59		0.59		0.59		2.91		40
Class B	11.16	0.25	—	0.80	1.05	(0.30)	(0.29)	—	(0.59)	0.46	11.62	9.81		25,903	1.42		1.28		1.28		2.25		—
Class C	11.15	0.25	—	0.81	1.06	(0.30)	(0.29)	—	(0.59)	0.47	11.62	9.91		46,433	1.35		1.28		1.28		2.17		—
Class I	11.16	0.38	—	0.78	1.16	(0.42)	(0.29)	—	(0.71)	0.45	11.61	10.86		1,502	0.27		0.27		0.27		2.64		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.95	0.16	—	0.70	0.86	(0.20)	—	—	(0.20)	0.66	11.61	7.93	(f)	20	1.05	(e)	1.03	(e)	1.03	(e)	1.87	(e)	—
Class R4	10.95	0.20	—	0.70	0.90	(0.23)	—	—	(0.23)	0.67	11.62	8.25	(f)	429	0.75	(e)	0.75	(e)	0.75	(e)	2.26	(e)	—
Class R5	10.95	0.24	—	0.68	0.92	(0.24)	—	—	(0.24)	0.68	11.63	8.53	(f)	695	0.48	(e)	0.46	(e)	0.46	(e)	2.41	(e)	—
For the Year Ended October 31, 2006
Class A	10.57	0.26	—	0.76	1.02	(0.31)	(0.12)	—	(0.43)	0.59	11.16	9.85		93,504	0.64		0.63		0.63		2.41		29
Class B	10.56	0.19	—	0.76	0.95	(0.23)	(0.12)	—	(0.35)	0.60	11.16	9.19		20,782	1.48		1.31		1.31		1.73		—
Class C	10.56	0.19	—	0.76	0.95	(0.24)	(0.12)	—	(0.36)	0.59	11.15	9.10		36,123	1.41		1.31		1.31		1.67		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.94	0.07	—	0.22	0.29	(0.07)	—	—	(0.07)	0.22	11.16	2.69	(f)	10	0.72	(e)	0.41	(e)	0.41	(e)	2.07	(e)	—
For the Year Ended October 31, 2005
Class A	10.27	0.23	—	0.28	0.51	(0.21)	—	—	(0.21)	0.30	10.57	4.96		70,533	0.63		0.60		0.60		2.25		23
Class B	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		14,525	1.48		1.26		1.26		1.60		—
Class C	10.26	0.16	—	0.28	0.44	(0.14)	—	—	(0.14)	0.30	10.56	4.26		27,453	1.42		1.26		1.26		1.56		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.03	—	0.27	0.30	(0.03)	—	—	(0.03)	0.27	10.27	2.96	(f)	33,921	0.63	(e)	0.60	(e)	0.60	(e)	1.70	(e)	—
Class B	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70	(f)	4,993	1.44	(e)	1.25	(e)	1.25	(e)	1.05	(e)	—
Class C	10.00	0.02	—	0.25	0.27	(0.01)	—	—	(0.01)	0.26	10.26	2.70	(f)	10,807	1.38	(e)	1.25	(e)	1.25	(e)	1.17	(e)	—
The Hartford Disciplined Equity Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	14.91	0.02	—	(1.60)	(1.58)	(0.02)	—	—	(0.02)	(1.60)	13.31	(10.59	)(f)	145,728	1.42	(e)	1.40	(e)	1.40	(e)	0.30	(e)	26
Class B	14.16	(0.03)	—	(1.51)	(1.54)	—	—	—	—	(1.54)	12.62	(10.88	)(f)	21,352	2.36	(e)	1.98	(e)	1.98	(e)	(0.26	)(e)	—
Class C	14.17	(0.03)	—	(1.51)	(1.54)	—	—	—	—	(1.54)	12.63	(10.87	)(f)	21,753	2.11	(e)	2.11	(e)	2.11	(e)	(0.41	)(e)	—
Class R3	15.33	—	—	(1.64)	(1.64)	—	—	—	—	(1.64)	13.69	(10.70	)(f)	11	1.79	(e)	1.65	(e)	1.65	(e)	0.03	(e)	—
Class R4	15.37	0.03	—	(1.64)	(1.61)	(0.04)	—	—	(0.04)	(1.65)	13.72	(10.50	)(f)	10	1.28	(e)	1.28	(e)	1.28	(e)	0.41	(e)	—
Class R5	15.41	0.05	—	(1.65)	(1.60)	(0.08)	—	—	(0.08)	(1.68)	13.73	(10.41	)(f)	10	0.99	(e)	0.99	(e)	0.99	(e)	0.70	(e)	—
Class Y	15.43	0.06	—	(1.65)	(1.59)	(0.10)	—	—	(0.10)	(1.69)	13.74	(10.34	)(f)	100,367	0.89	(e)	0.89	(e)	0.89	(e)	0.81	(e)	—
For the Year Ended October 31, 2007
Class A	13.19	0.04	0.01	1.77	1.82	(0.10)	—	—	(0.10)	1.72	14.91	13.87	(i)	177,170	1.40		1.40		1.40		0.32		72
Class B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.16	13.14	(i)	29,968	2.31		2.08		2.08		(0.35)		—
Class C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	—	—	(0.01)	1.63	14.17	13.07	(i)	26,479	2.09		2.09		2.09		(0.37)		—
Class Y	13.58	0.19	0.01	1.75	1.95	(0.10)	—	—	(0.10)	1.85	15.43	14.45	(i)	111,098	0.88		0.88		0.88		0.86		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.89	—	—	1.44	1.44	—	—	—	—	1.44	15.33	10.37	(f)	11	1.65	(e)	1.65	(e)	1.65	(e)	(0.03	)(e)	—
Class R4	13.89	0.03	—	1.45	1.48	—	—	—	—	1.48	15.37	10.66	(f)	11	1.34	(e)	1.34	(e)	1.34	(e)	0.28	(e)	—
Class R5	13.89	0.07	—	1.45	1.52	—	—	—	—	1.52	15.41	10.94	(f)	11	1.05	(e)	1.05	(e)	1.05	(e)	0.57	(e)	—
For the Year Ended October 31, 2006
Class A	11.78	0.04	—	1.39	1.43	(0.02)	—	—	(0.02)	1.41	13.19	12.13		189,375	1.40		1.40		1.40		0.39		67
Class B	11.25	(0.03)	—	1.31	1.28	—	—	—	—	1.28	12.53	11.38		35,673	2.30		2.07		2.07		(0.28)		—
Class C	11.26	(0.04)	—	1.32	1.28	—	—	—	—	1.28	12.54	11.37		29,153	2.10		2.10		2.10		(0.31)		—
Class Y	12.12	0.14	—	1.40	1.54	(0.08)	—	—	(0.08)	1.46	13.58	12.76		169,614	0.89		0.89		0.89		0.88		—
For the Year Ended October 31, 2005
Class A	10.67	0.10	—	1.09	1.19	(0.08)	—	—	(0.08)	1.11	11.78	11.19		209,721	1.41		1.40		1.40		0.81		61
Class B	10.20	(0.02)	—	1.08	1.06	(0.01)	—	—	(0.01)	1.05	11.25	10.35		39,806	2.34		2.15		2.15		0.06		—
Class C	10.22	(0.02)	—	1.07	1.05	(0.01)	—	—	(0.01)	1.04	11.26	10.29		33,690	2.11		2.11		2.11		0.12		—
Class Y	10.99	0.15	—	1.12	1.27	(0.14)	—	—	(0.14)	1.13	12.12	11.62		81,582	0.90		0.90		0.90		0.97		—

	— Selected Per-Share Data (a) —												— Ratios and Supplemental Data —
																Ratio of		Ratio of		Ratio of
																Expenses		Expenses		Expenses
																to Average		to Average		to Average
				Net												Net Assets		Net Assets		Net Assets
				Realized							Net					Before		After		After		Ratio of
				and				Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends		from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net		Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment		Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income		Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Disciplined Equity Fund — (continued)
For the Year Ended October 31, 2004
Class A	$10.08	$0.03	$—	$0.57	$0.60	$(0.01)		$—	$—	$(0.01)	$0.59	$10.67	5.92%		$241,014	1.46%		1.45%		1.45%		0.30%		62%
Class B	9.70	(0.05)	—	0.55	0.50	—		—	—	—	0.50	10.20	5.16		44,561	2.34		2.15		2.15		(0.41)		—
Class C	9.71	(0.05)	—	0.56	0.51	—		—	—	—	0.51	10.22	5.25	(i)	40,965	2.10		2.10		2.10		(0.36)		—
Class Y	10.36	(0.01)	—	0.69	0.68	(0.05)		—	—	(0.05)	0.63	10.99	6.55		19,578	0.88		0.88		0.88		0.95		—
For the Year Ended October 31, 2003
Class A	8.43	0.02	—	1.63	1.65	—		—	—	—	1.65	10.08	19.57		243,842	1.56		1.45		1.45		0.24		76
Class B	8.17	(0.04)	—	1.57	1.53	—		—	—	—	1.53	9.70	18.73		47,888	2.30		2.15		2.15		(0.46)		—
Class C	8.18	(0.04)	—	1.57	1.53	—		—	—	—	1.53	9.71	18.70		46,162	2.17		2.15		2.15		(0.46)		—
Class Y	8.63	0.08	—	1.65	1.73	—		—	—	—	1.73	10.36	20.05		622	0.98		0.98		0.98		0.70		—
The Hartford Dividend and Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	23.12	0.15	—	(1.61)	(1.46)	(0.15)		(1.24)	—	(1.39)	(2.85)	20.27	(6.46	)(f)	3,082,064	1.08	(e)	1.08	(e)	1.08	(e)	1.51	(e)	20
Class B	22.76	0.06	—	(1.59)	(1.53)	(0.06)		(1.24)	—	(1.30)	(2.83)	19.93	(6.90	)(f)	340,261	1.96	(e)	1.96	(e)	1.96	(e)	0.64	(e)	—
Class C	22.72	0.08	—	(1.60)	(1.52)	(0.07)		(1.24)	—	(1.31)	(2.83)	19.89	(6.84	)(f)	327,313	1.83	(e)	1.83	(e)	1.83	(e)	0.76	(e)	—
Class I	23.07	0.17	—	(1.60)	(1.43)	(0.18)		(1.24)	—	(1.42)	(2.85)	20.22	(6.32	)(f)	5,236	0.78	(e)	0.78	(e)	0.78	(e)	1.73	(e)	—
Class R3	23.37	0.10	—	(1.63)	(1.53)	(0.12)		(1.24)	—	(1.36)	(2.89)	20.48	(6.70	)(f)	246	1.55	(e)	1.50	(e)	1.50	(e)	1.04	(e)	—
Class R4	23.39	0.15	—	(1.63)	(1.48)	(0.16)		(1.24)	—	(1.40)	(2.88)	20.51	(6.47	)(f)	6,797	1.09	(e)	1.09	(e)	1.09	(e)	1.47	(e)	—
Class R5	23.41	0.16	—	(1.61)	(1.45)	(0.18)		(1.24)	—	(1.42)	(2.87)	20.54	(6.32	)(f)	295	0.79	(e)	0.79	(e)	0.79	(e)	1.75	(e)	—
Class Y	23.41	0.18	—	(1.62)	(1.44)	(0.19)		(1.24)	—	(1.43)	(2.87)	20.54	(6.28	)(f)	454,699	0.68	(e)	0.68	(e)	0.68	(e)	1.86	(e)	—
For the Year Ended October 31, 2007
Class A	21.48	0.29	0.01	2.95	3.25	(0.27)		(1.34)	—	(1.61)	1.64	23.12	16.20	(i)	3,236,757	1.09		1.09		1.09		1.35		24
Class B	21.17	0.11	0.01	2.90	3.02	(0.09)		(1.34)	—	(1.43)	1.59	22.76	15.22	(i)	395,552	1.95		1.95		1.95		0.50		—
Class C	21.13	0.13	0.01	2.91	3.05	(0.12)		(1.34)	—	(1.46)	1.59	22.72	15.42	(i)	365,443	1.82		1.82		1.82		0.62		—
Class I	21.46	0.36	—	2.98	3.34	(0.39)		(1.34)	—	(1.73)	1.61	23.07	16.67	(i)	1,899	0.77		0.77		0.77		1.50		—
Class Y	21.72	0.37	—	3.02	3.39	(0.36)		(1.34)	—	(1.70)	1.69	23.41	16.68	(i)	255,138	0.69		0.69		0.69		1.72		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	21.14	0.15	—	2.25	2.40	(0.17)		—	—	(0.17)	2.23	23.37	11.38	(f)	177	1.40	(e)	1.40	(e)	1.40	(e)	0.63	(e)	—
Class R4	21.14	0.21	—	2.26	2.47	(0.22)		—	—	(0.22)	2.25	23.39	11.70	(f)	1,994	1.09	(e)	1.09	(e)	1.09	(e)	0.72	(e)	—
Class R5	21.14	0.26	—	2.26	2.52	(0.25)		—	—	(0.25)	2.27	23.41	11.99	(f)	193	0.82	(e)	0.82	(e)	0.82	(e)	0.98	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	19.10	0.26	—	3.14	3.40	(0.26)		(0.76)	—	(1.02)	2.38	21.48	18.63		2,626,634	1.14		1.14		1.14		1.32		29
Class B	18.84	0.09	—	3.10	3.19	(0.10)		(0.76)	—	(0.86)	2.33	21.17	17.63		365,678	1.99		1.99		1.99		0.48		—
Class C	18.81	0.12	—	3.08	3.20	(0.12)		(0.76)	—	(0.88)	2.32	21.13	17.75		317,139	1.87		1.87		1.87		0.60		—
Class Y	19.30	0.35	—	3.18	3.53	(0.35)		(0.76)	—	(1.11)	2.42	21.72	19.15		133,376	0.71		0.71		0.71		1.75		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	20.48	0.03	—	1.03	1.06	(0.08)		—	—	(0.08)	0.98	21.46	5.20	(f)	11	1.08	(e)	0.98	(e)	0.98	(e)	0.59	(e)	—
For the Year Ended October 31, 2005
Class A	17.79	0.23	—	1.51	1.74	(0.24)		(0.19)	—	(0.43)	1.31	19.10	9.87		2,109,617	1.17		1.17		1.17		1.25		26
Class B	17.56	0.08	—	1.48	1.56	(0.09)		(0.19)	—	(0.28)	1.28	18.84	8.92		343,650	2.01		2.01		2.01		0.41		—
Class C	17.53	0.10	—	1.48	1.58	(0.11)		(0.19)	—	(0.30)	1.28	18.81	9.08		280,967	1.89		1.89		1.89		0.54		—
Class Y	17.97	0.32	—	1.53	1.85	(0.33)		(0.19)	—	(0.52)	1.33	19.30	10.36		114,777	0.73		0.73		0.73		1.64		—
For the Year Ended October 31, 2004
Class A	15.94	0.16	0.01	1.82	1.99	(0.14)		—	—	(0.14)	1.85	17.79	12.53	(i)	1,838,567	1.23		1.23		1.23		0.96		25
Class B	15.75	0.03	—	1.80	1.83	(0.02)		—	—	(0.02)	1.81	17.56	11.62		319,512	2.04		2.04		2.04		0.16		—
Class C	15.72	0.05	0.01	1.79	1.85	(0.04)		—	—	(0.04)	1.81	17.53	11.76	(i)	277,706	1.90		1.90		1.90		0.29		—
Class Y	16.11	0.24	—	1.86	2.10	(0.24)		—	—	(0.24)	1.86	17.97	13.06		69,088	0.75		0.75		0.75		1.44		—
For the Year Ended October 31, 2003
Class A	13.58	0.12	—	2.37	2.49	(0.13	)(m)	—	—	(0.13)	2.36	15.94	18.42		1,296,982	1.41		1.40		1.40		0.88		31
Class B	13.43	0.03	—	2.32	2.35	(0.03	)(m)	—	—	(0.03)	2.32	15.75	17.52		257,856	2.14		2.13		2.13		0.16		—
Class C	13.40	0.04	—	2.32	2.36	(0.04	)(m)	—	—	(0.04)	2.32	15.72	17.67		230,348	2.02		2.02		2.02		0.27		—
Class Y	13.73	0.19	—	2.40	2.59	(0.21	)(m)	—	—	(0.21)	2.38	16.11	19.03		42,107	0.81		0.81		0.81		1.44		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Equity Growth Allocation Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	$15.55	$0.08	$—	$(1.56)	$(1.48)	$(0.55)	$(0.90)	$—	$(1.45)	$(2.93)	$12.62	(10.07)%(f)		$169,933	0.67	%(e)	0.67	%(e)	0.67	%(e)	0.56	%(e)	9%
Class B	15.40	0.02	—	(1.54)	(1.52)	(0.46)	(0.90)	—	(1.36)	(2.88)	12.52	(10.42	)(f)	44,613	1.50	(e)	1.49	(e)	1.49	(e)	(0.19	)(e)	—
Class C	15.39	0.02	—	(1.52)	(1.50)	(0.47)	(0.90)	—	(1.37)	(2.87)	12.52	(10.34	)(f)	68,657	1.42	(e)	1.42	(e)	1.42	(e)	(0.12	)(e)	—
Class I	15.59	0.40	—	(1.85)	(1.45)	(0.60)	(0.90)	—	(1.50)	(2.95)	12.64	(9.85	)(f)	480	0.29	(e)	0.29	(e)	0.29	(e)	(0.33	)(e)	—
Class R3	15.52	0.09	—	(1.58)	(1.49)	(0.55)	(0.90)	—	(1.45)	(2.94)	12.58	(10.19	)(f)	842	0.95	(e)	0.95	(e)	0.95	(e)	0.47	(e)	—
Class R4	15.56	0.39	—	(1.86)	(1.47)	(0.60)	(0.90)	—	(1.50)	(2.97)	12.59	(10.06	)(f)	2,452	0.64	(e)	0.64	(e)	0.64	(e)	(0.11	)(e)	—
Class R5	15.60	0.56	—	(2.02)	(1.46)	(0.60)	(0.90)	—	(1.50)	(2.96)	12.64	(9.92	)(f)	1,111	0.34	(e)	0.34	(e)	0.34	(e)	(0.10	)(e)	—
For the Year Ended October 31, 2007
Class A	13.21	0.03	—	2.83	2.86	(0.24)	(0.28)	—	(0.52)	2.34	15.55	22.39		173,379	0.69		0.69		0.69		(0.06)		37
Class B	13.10	(0.07)	—	2.81	2.74	(0.16)	(0.28)	—	(0.44)	2.30	15.40	21.58		47,743	1.52		1.37		1.37		(0.72)		—
Class C	13.10	(0.07)	—	2.80	2.73	(0.16)	(0.28)	—	(0.44)	2.29	15.39	21.50		74,047	1.42		1.37		1.37		(0.72)		—
Class I	13.22	0.19	—	2.71	2.90	(0.25)	(0.28)	—	(0.53)	2.37	15.59	22.75		64	0.39		0.37		0.37		(0.15)		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.24	(0.05)	—	2.33	2.28	—	—	—	—	2.28	15.52	17.22	(f)	952	0.97	(e)	0.96	(e)	0.96	(e)	(0.91	)(e)	—
Class R4	13.24	(0.02)	—	2.34	2.32	—	—	—	—	2.32	15.56	17.52	(f)	456	0.71	(e)	0.69	(e)	0.69	(e)	(0.64	)(e)	—
Class R5	13.24	(0.01)	—	2.37	2.36	—	—	—	—	2.36	15.60	17.82	(f)	77	0.42	(e)	0.38	(e)	0.38	(e)	(0.33	)(e)	—
For the Year Ended October 31, 2006
Class A	11.46	0.02	—	1.83	1.85	(0.09)	(0.01)	—	(0.10)	1.75	13.21	16.18		116,198	0.79		0.72		0.72		(0.34)		14
Class B	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43		33,295	1.62		1.37		1.37		(0.93)		—
Class C	11.37	(0.12)	—	1.88	1.76	(0.02)	(0.01)	—	(0.03)	1.73	13.10	15.43		51,936	1.51		1.37		1.37		(0.92)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.59	(0.01)	—	0.64	0.63	—	—	—	—	0.63	13.22	5.00	(f)	11	0.71	(e)	0.48	(e)	0.48	(e)	(0.45	)(e)	—
For the Year Ended October 31, 2005
Class A	10.38	(0.02)	—	1.12	1.10	(0.02)	—	—	(0.02)	1.08	11.46	10.60		58,087	0.85		0.68		0.68		(0.43)		9
Class B	10.35	(0.08)	—	1.10	1.02	—	—	—	—	1.02	11.37	9.88		20,155	1.64		1.33		1.33		(1.08)		—
Class C	10.35	(0.07)	—	1.09	1.02	—	—	—	—	1.02	11.37	9.88		32,718	1.53		1.34		1.34		(1.08)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	(0.01)	—	0.39	0.38	—	—	—	—	0.38	10.38	3.80	(f)	12,415	0.86	(e)	0.67	(e)	0.67	(e)	(0.58	)(e)	3
Class B	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	4,532	1.69	(e)	1.32	(e)	1.32	(e)	(1.23	)(e)	—
Class C	10.00	(0.02)	—	0.37	0.35	—	—	—	—	0.35	10.35	3.50	(f)	5,424	1.59	(e)	1.32	(e)	1.32	(e)	(1.23	)(e)	—
The Hartford Equity Income Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	15.16	0.16	—	(1.23)	(1.07)	(0.16)	(0.40)	—	(0.56)	(1.63)	13.53	(7.19	)(f)	729,103	1.18	(e)	1.13	(e)	1.13	(e)	2.37	(e)	23
Class B	15.12	0.10	—	(1.23)	(1.13)	(0.10)	(0.40)	—	(0.50)	(1.63)	13.49	(7.62	)(f)	46,110	2.04	(e)	1.99	(e)	1.99	(e)	1.52	(e)	—
Class C	15.14	0.11	—	(1.24)	(1.13)	(0.10)	(0.40)	—	(0.50)	(1.63)	13.51	(7.56	)(f)	61,153	1.91	(e)	1.86	(e)	1.86	(e)	1.64	(e)	—
Class I	15.12	0.18	—	(1.22)	(1.04)	(0.18)	(0.40)	—	(0.58)	(1.62)	13.50	(7.00	)(f)	931	0.88	(e)	0.83	(e)	0.83	(e)	2.68	(e)	—
Class R3	15.21	0.13	—	(1.23)	(1.10)	(0.14)	(0.40)	—	(0.54)	(1.64)	13.57	(7.34	)(f)	102	1.54	(e)	1.49	(e)	1.49	(e)	2.01	(e)	—
Class R4	15.22	0.16	—	(1.24)	(1.08)	(0.16)	(0.40)	—	(0.56)	(1.64)	13.58	(7.23	)(f)	10	1.17	(e)	1.12	(e)	1.12	(e)	2.37	(e)	—
Class R5	15.22	0.18	—	(1.23)	(1.05)	(0.18)	(0.40)	—	(0.58)	(1.63)	13.59	(7.03	)(f)	10	0.89	(e)	0.84	(e)	0.84	(e)	2.66	(e)	—
Class Y	15.23	0.18	—	(1.24)	(1.06)	(0.18)	(0.40)	—	(0.58)	(1.64)	13.59	(7.04	)(f)	126,816	0.79	(e)	0.74	(e)	0.74	(e)	2.76	(e)	—
For the Year Ended October 31, 2007
Class A	14.00	0.27	—	1.69	1.96	(0.26)	(0.54)	—	(0.80)	1.16	15.16	14.68		758,905	1.22		1.12		1.12		1.93		20
Class B	13.97	0.16	—	1.67	1.83	(0.14)	(0.54)	—	(0.68)	1.15	15.12	13.69		52,424	2.07		1.97		1.97		1.09		—
Class C	13.99	0.18	—	1.67	1.85	(0.16)	(0.54)	—	(0.70)	1.15	15.14	13.80		72,690	1.94		1.84		1.84		1.23		—
Class I	13.99	0.31	—	1.69	2.00	(0.33)	(0.54)	—	(0.87)	1.13	15.12	14.96		907	0.92		0.82		0.82		2.18		—
Class Y	14.07	0.31	—	1.72	2.03	(0.33)	(0.54)	—	(0.87)	1.16	15.23	15.12		130,262	0.83		0.73		0.73		2.30		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	13.97	0.17	—	1.24	1.41	(0.17)	—	—	(0.17)	1.24	15.21	10.11	(f)	95	1.60	(e)	1.50	(e)	1.50	(e)	1.51	(e)	—
Class R4	13.97	0.23	—	1.22	1.45	(0.20)	—	—	(0.20)	1.25	15.22	10.44	(f)	11	1.28	(e)	1.18	(e)	1.18	(e)	1.84	(e)	—
Class R5	13.97	0.27	—	1.21	1.48	(0.23)	—	—	(0.23)	1.25	15.22	10.67	(f)	11	0.99	(e)	0.89	(e)	0.89	(e)	2.13	(e)	—
For the Year Ended October 31, 2006
Class A	12.09	0.26	—	1.96	2.22	(0.28)	(0.03)	—	(0.31)	1.91	14.00	18.70		529,664	1.30		1.00		1.00		2.02		24
Class B	12.07	0.16	—	1.94	2.10	(0.17)	(0.03)	—	(0.20)	1.90	13.97	17.67		43,198	2.14		1.84		1.84		1.19		—
Class C	12.08	0.17	—	1.96	2.13	(0.19)	(0.03)	—	(0.22)	1.91	13.99	17.88		61,572	2.01		1.71		1.71		1.33		—
Class Y	12.15	0.30	—	1.98	2.28	(0.33)	(0.03)	—	(0.36)	1.92	14.07	19.18		7,593	0.88		0.58		0.58		2.26		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	13.52	0.08	—	0.46	0.54	(0.07)	—	—	(0.07)	0.47	13.99	4.05	(f)	106	1.37	(e)	0.80	(e)	0.80	(e)	1.32	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Equity Income Fund — (continued)
For the Year Ended October 31, 2005
Class A	$11.28	$0.27	$—	$0.82	$1.09	$(0.26)	$(0.02)	$—	$(0.28)	$0.81	$12.09	9.74%		$379,604	1.34%		0.51%		0.51%		2.41%		23%
Class B	11.26	0.17	—	0.82	0.99	(0.16)	(0.02)	—	(0.18)	0.81	12.07	8.84		33,989	2.18		1.38		1.38		1.53		—
Class C	11.27	0.20	—	0.81	1.01	(0.18)	(0.02)	—	(0.20)	0.81	12.08	9.00		53,435	2.03		1.23		1.23		1.70		—
Class Y	11.33	0.32	—	0.83	1.15	(0.31)	(0.02)	—	(0.33)	0.82	12.15	10.22		784	0.91		0.11		0.11		2.79		—
For the Year Ended October 31, 2004
Class A	10.37	0.21	—	0.90	1.11	(0.20)	—	—	(0.20)	0.91	11.28	10.82		211,826	1.40		0.56		0.56		2.26		22
Class B	10.36	0.13	—	0.89	1.02	(0.12)	—	—	(0.12)	0.90	11.26	9.93		18,438	2.20		1.37		1.37		1.46		—
Class C	10.36	0.15	—	0.89	1.04	(0.13)	—	—	(0.13)	0.91	11.27	10.12		44,043	2.02		1.19		1.19		1.64		—
Class Y	10.39	0.24	—	0.95	1.19	(0.25)	—	—	(0.25)	0.94	11.33	11.53		375	0.91		0.11		0.11		2.73		—
From inception August 28, 2003, through October 31, 2003
Class A	10.00	0.02	—	0.35	0.37	—	—	—	—	0.37	10.37	3.70	(f)	26,649	1.53	(e)	0.73	(e)	0.73	(e)	1.81	(e)	1
Class B	10.00	0.01	—	0.35	0.36	—	—	—	—	0.36	10.36	3.60	(f)	2,421	2.27	(e)	1.47	(e)	1.47	(e)	1.10	(e)	—
Class C	10.00	0.01	—	0.35	0.36	—	—	—	—	0.36	10.36	3.60	(f)	7,639	2.15	(e)	1.35	(e)	1.35	(e)	1.23	(e)	—
Class Y	10.00	0.04	—	0.35	0.39	—	—	—	—	0.39	10.39	3.90	(f)	104	0.93	(e)	0.13	(e)	0.13	(e)	2.17	(e)	—
The Hartford Floating Rate Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	9.79	0.30	—	(0.69)	(0.39)	(0.29)	—	—	(0.29)	(0.68)	9.11	(3.97	)(f)	1,181,372	0.99	(e)	0.99	(e)	0.99	(e)	6.53	(e)	6
Class B	9.79	0.26	—	(0.68)	(0.42)	(0.26)	—	—	(0.26)	(0.68)	9.11	(4.32	)(f)	57,496	1.81	(e)	1.75	(e)	1.75	(e)	5.76	(e)	—
Class C	9.78	0.27	—	(0.68)	(0.41)	(0.26)	—	—	(0.26)	(0.67)	9.11	(4.23	)(f)	1,316,850	1.75	(e)	1.75	(e)	1.75	(e)	5.77	(e)	—
Class I	9.79	0.31	—	(0.68)	(0.37)	(0.30)	—	—	(0.30)	(0.67)	9.12	(3.74	)(f)	242,808	0.73	(e)	0.73	(e)	0.73	(e)	6.80	(e)	—
Class R3	9.79	0.29	—	(0.68)	(0.39)	(0.28)	—	—	(0.28)	(0.67)	9.12	(3.98	)(f)	518	1.43	(e)	1.25	(e)	1.25	(e)	6.21	(e)	—
Class R4	9.78	0.29	—	(0.67)	(0.38)	(0.29)	—	—	(0.29)	(0.67)	9.11	(3.87	)(f)	572	1.11	(e)	1.00	(e)	1.00	(e)	6.25	(e)	—
Class R5	9.81	0.31	—	(0.68)	(0.37)	(0.30)	—	—	(0.30)	(0.67)	9.14	(3.78	)(f)	192	0.85	(e)	0.85	(e)	0.85	(e)	6.64	(e)	—
Class Y	9.78	0.31	—	(0.68)	(0.37)	(0.30)	—	—	(0.30)	(0.67)	9.11	(3.72	)(f)	116,002	0.69	(e)	0.69	(e)	0.69	(e)	6.78	(e)	—
For the Year Ended October 31, 2007
Class A	10.11	0.66	—	(0.31)	0.35	(0.67)	—	—	(0.67)	(0.32)	9.79	3.54		1,996,644	0.96		0.96		0.96		6.61		62
Class B	10.11	0.58	—	(0.31)	0.27	(0.59)	—	—	(0.59)	(0.32)	9.79	2.72		71,403	1.80		1.75		1.75		5.84		—
Class C	10.11	0.59	—	(0.32)	0.27	(0.60)	—	—	(0.60)	(0.33)	9.78	2.67		1,870,911	1.74		1.74		1.74		5.86		—
Class I	10.11	0.70	—	(0.32)	0.38	(0.70)	—	—	(0.70)	(0.32)	9.79	3.84		406,906	0.71		0.71		0.71		6.88		—
Class Y	10.11	0.69	—	(0.32)	0.37	(0.70)	—	—	(0.70)	(0.33)	9.78	3.73		104,762	0.68		0.68		0.68		6.92		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.09	0.54	—	(0.31)	0.23	(0.53)	—	—	(0.53)	(0.30)	9.79	2.31	(f)	285	1.75	(e)	1.24	(e)	1.24	(e)	6.59	(e)	—
Class R4	10.09	0.56	—	(0.32)	0.24	(0.55)	—	—	(0.55)	(0.31)	9.78	2.42	(f)	10	1.18	(e)	1.00	(e)	1.00	(e)	6.58	(e)	—
Class R5	10.09	0.58	—	(0.29)	0.29	(0.57)	—	—	(0.57)	(0.28)	9.81	2.90	(f)	205	0.86	(e)	0.85	(e)	0.85	(e)	6.81	(e)	—
For the Year Ended October 31, 2006
Class A	10.09	0.62	—	0.02	0.64	(0.62)	—	—	(0.62)	0.02	10.11	6.56		1,500,394	0.98		0.50		0.50		6.71		33
Class B	10.08	0.54	—	0.03	0.57	(0.54)	—	—	(0.54)	0.03	10.11	5.79		42,182	1.83		1.35		1.35		5.84		—
Class C	10.08	0.55	—	0.03	0.58	(0.55)	—	—	(0.55)	0.03	10.11	5.86		828,910	1.77		1.28		1.28		5.93		—
Class Y	10.08	0.66	—	0.02	0.68	(0.65)	—	—	(0.65)	0.03	10.11	7.00		50,896	0.65		0.15		0.15		6.89		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.11	0.12	—	—	0.12	(0.12)	—	—	(0.12)	—	10.11	1.21	(f)	61,805	0.74	(e)	0.43	(e)	0.43	(e)	7.99	(e)	—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	0.22	—	0.08	0.30	(0.21)	—	—	(0.21)	0.09	10.09	3.06	(f)	169,485	1.03	(e)	0.29	(e)	0.29	(e)	5.68	(e)	15
Class B	10.00	0.19	—	0.08	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.66	(f)	5,659	1.89	(e)	1.04	(e)	1.04	(e)	4.91	(e)	—
Class C	10.00	0.18	—	0.09	0.27	(0.19)	—	—	(0.19)	0.08	10.08	2.67	(f)	92,710	1.79	(e)	1.02	(e)	1.02	(e)	5.03	(e)	—
Class Y	10.00	0.23	—	0.08	0.31	(0.23)	—	—	(0.23)	0.08	10.08	3.10	(f)	10,062	0.73	(e)	0.01	(e)	0.01	(e)	6.06	(e)	—
The Hartford Fundamental Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	13.95	(0.01)	—	(0.81)	(0.82)	—	(1.52)	—	(1.52)	(2.34)	11.61	(5.92	)(f)	36,503	1.48	(e)	1.45	(e)	1.45	(e)	(0.15	)(e)	56
Class B	13.40	(0.05)	—	(0.78)	(0.83)	—	(1.52)	—	(1.52)	(2.35)	11.05	(6.29	)(f)	10,518	2.30	(e)	2.20	(e)	2.20	(e)	(0.90	)(e)	—
Class C	13.41	(0.05)	—	(0.78)	(0.83)	—	(1.52)	—	(1.52)	(2.35)	11.06	(6.28	)(f)	12,877	2.21	(e)	2.20	(e)	2.20	(e)	(0.90	)(e)	—
Class Y	14.27	0.02	—	(0.83)	(0.81)	—	(1.52)	—	(1.52)	(2.33)	11.94	(5.70	)(f)	416	1.00	(e)	1.00	(e)	1.00	(e)	0.28	(e)	—
For the Year Ended October 31, 2007
Class A	11.02	(0.04)	0.04	2.93	2.93	—	—	—	—	2.93	13.95	26.59	(i)	39,831	1.50		1.47		1.47		(0.30)		159
Class B	10.66	(0.14)	0.04	2.84	2.74	—	—	—	—	2.74	13.40	25.70	(i)	12,307	2.58		2.22		2.22		(1.04)		—
Class C	10.67	(0.13)	0.04	2.83	2.74	—	—	—	—	2.74	13.41	25.68	(i)	13,703	2.22		2.20		2.20		(1.04)		—
Class Y	11.22	0.02	0.04	2.99	3.05	—	—	—	—	3.05	14.27	27.18	(i)	390	1.02		1.02		1.02		0.17		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford Fundamental Growth Fund — (continued)
For the Year Ended October 31, 2006
Class A	$10.26	$0.02	$—	$0.81	$0.83	$(0.07)	$—	$—	$(0.07)	$0.76	$11.02	8.07%		$40,215	1.68%	1.50%	1.50%	0.14%	123%
Class B	9.94	(0.06)	—	0.78	0.72	—	—	—	—	0.72	10.66	7.24		13,162	2.47	2.25	2.25	(0.61)	—
Class C	9.94	(0.07)	—	0.80	0.73	—	—	—	—	0.73	10.67	7.34		13,065	2.39	2.25	2.25	(0.61)	—
Class Y	10.44	0.04	—	0.85	0.89	(0.11)	—	—	(0.11)	0.78	11.22	8.57		487	1.18	1.07	1.07	0.56	—
For the Year Ended October 31, 2005
Class A	9.14	0.08	—	1.04	1.12	—	—	—	—	1.12	10.26	12.31		50,067	1.65	1.60	1.60	0.68	112
Class B	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44		15,156	2.45	2.35	2.35	(0.09)	—
Class C	8.92	(0.01)	—	1.03	1.02	—	—	—	—	1.02	9.94	11.44		16,737	2.36	2.35	2.35	(0.05)	—
Class Y	9.28	0.13	—	1.06	1.19	(0.03)	—	—	(0.03)	1.16	10.44	12.86		473	1.16	1.16	1.16	1.27	—
For the Year Ended October 31, 2004
Class A	8.94	(0.02)	—	0.22	0.20	—	—	—	—	0.20	9.14	2.24	(i)	67,212	1.62	1.62	1.62	(0.25)	104
Class B	8.79	(0.10)	—	0.23	0.13	—	—	—	—	0.13	8.92	1.48	(i)	18,610	2.36	2.35	2.35	(0.98)	—
Class C	8.78	(0.08)	0.01	0.23	0.16	—	—	—	—	0.16	8.94	1.59	(i)	23,901	2.28	2.28	2.28	(0.91)	—
Class Y	9.04	0.03	—	0.21	0.24	—	—	—	—	0.24	9.28	2.65		815	1.11	1.11	1.11	0.27	—
For the Year Ended October 31, 2003
Class A	7.32	(0.02)	—	1.64	1.62	—	—	—	—	1.62	8.94	22.13		70,002	1.76	1.65	1.65	(0.29)	138
Class B	7.25	(0.08)	—	1.62	1.54	—	—	—	—	1.54	8.79	21.24		21,058	2.49	2.35	2.35	(1.00)	—
Class C	7.24	(0.08)	—	1.62	1.54	—	—	—	—	1.54	8.78	21.27		27,158	2.36	2.35	2.35	(0.99)	—
Class Y	7.37	0.01	—	1.66	1.67	—	—	—	—	1.67	9.04	22.66		719	1.17	1.17	1.17	0.17	—
The Hartford Global Communications Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.99	0.07	—	(1.05)	(0.98)	(0.01)	(0.48)	—	(0.49)	(1.47)	9.52	(9.22	)(f)	29,377	1.56 (e)	1.56 (e)	1.56 (e)	1.42 (e)	45
Class B	10.61	0.03	—	(1.01)	(0.98)	—	(0.48)	—	(0.48)	(1.46)	9.15	(9.56	)(f)	5,731	2.45 (e)	2.27 (e)	2.27 (e)	0.71 (e)	—
Class C	10.59	0.03	—	(1.00)	(0.97)	—	(0.48)	—	(0.48)	(1.45)	9.14	(9.49	)(f)	9,806	2.30 (e)	2.30 (e)	2.30 (e)	0.64 (e)	—
Class Y	11.23	0.05	—	(1.02)	(0.97)	(0.05)	(0.48)	—	(0.53)	(1.50)	9.73	(8.95	)(f)	891	1.07 (e)	1.07 (e)	1.07 (e)	1.49 (e)	—
For the Year Ended October 31, 2007
Class A	8.05	0.02	—	3.07	3.09	(0.13)	(0.02)	—	(0.15)	2.94	10.99	39.03	(i)	29,950	1.61	1.60	1.60	0.30	102
Class B	7.81	(0.04)	—	2.97	2.93	(0.11)	(0.02)	—	(0.13)	2.80	10.61	38.02	(i)	6,161	2.49	2.30	2.30	(0.40)	—
Class C	7.80	(0.01)	—	2.93	2.92	(0.11)	(0.02)	—	(0.13)	2.79	10.59	37.97	(i)	11,019	2.34	2.34	2.34	(0.47)	—
Class Y	8.23	0.10	—	3.10	3.20	(0.18)	(0.02)	—	(0.20)	3.00	11.23	39.58	(i)	1,006	1.11	1.11	1.11	0.88	—
For the Year Ended October 31, 2006
Class A	7.12	0.15	—	0.88	1.03	(0.10)	—	—	(0.10)	0.93	8.05	14.60		17,091	1.89	1.15	1.15	1.83	104
Class B	6.92	0.09	—	0.87	0.96	(0.07)	—	—	(0.07)	0.89	7.81	13.93		4,124	2.87	1.78	1.78	1.18	—
Class C	6.91	0.06	—	0.88	0.94	(0.05)	—	—	(0.05)	0.89	7.80	13.74		5,321	2.74	1.90	1.90	1.01	—
Class Y	7.27	0.17	—	0.92	1.09	(0.13)	—	—	(0.13)	0.96	8.23	15.14		992	1.41	0.75	0.75	2.09	—
For the Year Ended October 31, 2005
Class A	5.48	0.09	—	1.60	1.69	(0.05)	—	—	(0.05)	1.64	7.12	31.01		15,986	2.01	1.51	1.51	1.75	45
Class B	5.34	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.92	29.92		2,815	3.22	2.26	2.26	1.02	—
Class C	5.33	0.05	—	1.55	1.60	(0.02)	—	—	(0.02)	1.58	6.91	29.97		2,765	2.94	2.25	2.25	1.08	—
Class Y	5.60	0.02	—	1.73	1.75	(0.08)	—	—	(0.08)	1.67	7.27	31.36		638	1.36	1.06	1.06	2.10	—
For the Year Ended October 31, 2004 (h)
Class A	4.67	0.06	—	0.75	0.81	—	—	—	—	0.81	5.48	17.34		8,929	1.93	1.65	1.65	1.08	85
Class B	4.58	0.02	—	0.74	0.76	—	—	—	—	0.76	5.34	16.59		1,482	3.32	2.35	2.35	0.37	—
Class C	4.57	0.02	—	0.74	0.76	—	—	—	—	0.76	5.33	16.63		1,306	2.97	2.35	2.35	0.43	—
Class Y	4.74	0.09	—	0.77	0.86	—	—	—	—	0.86	5.60	18.14		170	1.30	1.20	1.20	1.69	—
For the Year Ended October 31, 2003
Class A	3.24	(0.01)	—	1.44	1.43	—	—	—	—	1.43	4.67	44.14		6,419	1.95	1.65	1.65	(0.08)	100
Class B	3.19	(0.03)	—	1.42	1.39	—	—	—	—	1.39	4.58	43.57		1,555	2.68	2.35	2.35	(0.79)	—
Class C	3.19	(0.03)	—	1.41	1.38	—	—	—	—	1.38	4.57	43.26		1,305	2.55	2.35	2.35	(0.77)	—
Class Y	3.26	0.01	—	1.47	1.48	—	—	—	—	1.48	4.74	45.40		724	1.35	1.20	1.20	0.38	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Global Equity Fund
From (commencement of operations) February 29, 2008, through April 30, 2008 (Unaudited) (h)
Class A	$10.00	$0.02	$—	$0.30	$0.32	$—	$—	$—	$—	$0.32	$10.32	3.20	%(f)	$18,504	1.64	%(e)	1.64	%(e)	1.64	%(e)	1.19	%(e)	13%
Class B	10.00	0.01	—	0.30	0.31	—	—	—	—	0.31	10.31	3.20	(f)	311	2.39	(e)	2.39	(e)	2.39	(e)	0.44	(e)	—
Class C	10.00	0.01	—	0.30	0.31	—	—	—	—	0.31	10.31	3.10	(f)	329	2.39	(e)	2.39	(e)	2.39	(e)	0.44	(e)	—
Class I	10.00	0.02	—	0.31	0.33	—	—	—	—	0.33	10.33	3.10	(f)	322	1.39	(e)	1.39	(e)	1.39	(e)	1.45	(e)	—
Class R3	10.00	0.01	—	0.31	0.32	—	—	—	—	0.32	10.32	3.30	(f)	309	2.08	(e)	1.90	(e)	1.90	(e)	0.92	(e)	—
Class R4	10.00	0.02	—	0.30	0.32	—	—	—	—	0.32	10.32	3.30	(f)	309	1.78	(e)	1.67	(e)	1.67	(e)	1.16	(e)	—
Class R5	10.00	0.02	—	0.30	0.32	—	—	—	—	0.32	10.32	3.20	(f)	310	1.48	(e)	1.43	(e)	1.43	(e)	1.40	(e)	—
Class Y	10.00	0.02	—	0.31	0.33	—	—	—	—	0.33	10.33	3.20	(f)	310	1.38	(e)	1.32	(e)	1.32	(e)	1.50	(e)	—
The Hartford Global Financial Services Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	14.16	0.10	—	(2.22)	(2.12)	(0.14)	(1.59)	—	(1.73)	(3.85)	10.31	(16.01	)(f)	26,040	1.60	(e)	1.60	(e)	1.60	(e)	1.94	(e)	56
Class B	13.87	0.08	—	(2.17)	(2.09)	(0.05)	(1.59)	—	(1.64)	(3.73)	10.14	(16.13	)(f)	3,437	2.73	(e)	2.07	(e)	2.07	(e)	1.52	(e)	—
Class C	13.82	0.07	—	(2.16)	(2.09)	(0.06)	(1.59)	—	(1.65)	(3.74)	10.08	(16.21	)(f)	6,115	2.45	(e)	2.35	(e)	2.35	(e)	1.30	(e)	—
Class Y	14.35	0.13	—	(2.24)	(2.11)	(0.19)	(1.59)	—	(1.78)	(3.89)	10.46	(15.76	)(f)	1,644	1.17	(e)	1.17	(e)	1.17	(e)	2.49	(e)	—
For the Year Ended October 31, 2007
Class A	14.01	0.17	—	0.94	1.11	(0.11)	(0.85)	—	(0.96)	0.15	14.16	8.42	(i)	24,420	1.61		1.60		1.60		1.31		104
Class B	13.74	0.10	—	0.90	1.00	(0.02)	(0.85)	—	(0.87)	0.13	13.87	7.75	(i)	3,803	2.62		2.22		2.22		0.70		—
Class C	13.73	0.07	—	0.91	0.98	(0.04)	(0.85)	—	(0.89)	0.09	13.82	7.57	(i)	5,164	2.43		2.35		2.35		0.58		—
Class Y	14.16	0.24	—	0.95	1.19	(0.15)	(0.85)	—	(1.00)	0.19	14.35	8.91	(i)	1,506	1.14		1.14		1.14		1.85		—
For the Year Ended October 31, 2006
Class A	11.60	0.12	—	2.40	2.52	(0.11)	—	—	(0.11)	2.41	14.01	21.87		21,369	1.80		1.15		1.15		1.11		52
Class B	11.39	0.08	—	2.31	2.39	(0.04)	—	—	(0.04)	2.35	13.74	21.06		3,828	2.81		1.78		1.78		0.49		—
Class C	11.39	0.05	—	2.32	2.37	(0.03)	—	—	(0.03)	2.34	13.73	20.88		4,082	2.65		1.90		1.90		0.35		—
Class Y	11.73	0.19	—	2.40	2.59	(0.16)	—	—	(0.16)	2.43	14.16	22.24		942	1.34		0.75		0.75		1.52		—
For the Year Ended October 31, 2005
Class A	10.44	0.11	—	1.18	1.29	(0.13)	—	—	(0.13)	1.16	11.60	12.39		13,958	1.88		1.51		1.51		0.91		33
Class B	10.26	0.01	—	1.18	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58		3,147	2.91		2.28		2.28		0.15		—
Class C	10.26	0.02	—	1.17	1.19	(0.06)	—	—	(0.06)	1.13	11.39	11.58		2,769	2.77		2.27		2.27		0.16		—
Class Y	10.55	0.12	—	1.24	1.36	(0.18)	—	—	(0.18)	1.18	11.73	12.91		773	1.36		1.09		1.09		1.30		—
For the Year Ended October 31, 2004 (h)
Class A	9.71	0.12	—	0.69	0.81	(0.08)	—	—	(0.08)	0.73	10.44	8.42		12,910	1.78		1.65		1.65		1.17		85
Class B	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71		3,043	2.80		2.35		2.35		0.44		—
Class C	9.55	0.05	—	0.69	0.74	(0.03)	—	—	(0.03)	0.71	10.26	7.71		2,459	2.68		2.35		2.35		0.44		—
Class Y	9.79	0.17	—	0.71	0.88	(0.12)	—	—	(0.12)	0.76	10.55	9.06		642	1.27		1.20		1.20		1.54		—
For the Year Ended October 31, 2003
Class A	8.03	0.07	—	1.65	1.72	(0.04)	—	—	(0.04)	1.68	9.71	21.48		12,652	1.90		1.65		1.65		0.93		93
Class B	7.92	0.02	—	1.61	1.63	—	—	—	—	1.63	9.55	20.58		3,681	2.62		2.35		2.35		0.22		—
Class C	7.92	0.02	—	1.61	1.63	—	—	—	—	1.63	9.55	20.58		3,197	2.50		2.35		2.35		0.23		—
Class Y	8.10	0.13	—	1.64	1.77	(0.08)	—	—	(0.08)	1.69	9.79	22.01		1,580	1.31		1.20		1.20		1.38		—
The Hartford Global Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	24.97	(0.04)	—	(3.00)	(3.04)	—	(2.66)	—	(2.66)	(5.70)	19.27	(12.96	)(f)	420,545	1.46	(e)	1.46	(e)	1.46	(e)	(0.39	)(e)	35
Class B	23.27	(0.10)	—	(2.77)	(2.87)	—	(2.66)	—	(2.66)	(5.53)	17.74	(13.20	)(f)	55,508	2.38	(e)	2.04	(e)	2.04	(e)	(1.00	)(e)	—
Class C	23.40	(0.10)	—	(2.80)	(2.90)	—	(2.66)	—	(2.66)	(5.56)	17.84	(13.26	)(f)	62,164	2.14	(e)	2.14	(e)	2.14	(e)	(1.08	)(e)	—
Class R3	26.02	(0.05)	—	(3.15)	(3.20)	—	(2.66)	—	(2.66)	(5.86)	20.16	(13.06	)(f)	18	1.83	(e)	1.74	(e)	1.74	(e)	(0.61	)(e)	—
Class R4	26.09	(0.27)	—	(2.94)	(3.21)	—	(2.66)	—	(2.66)	(5.87)	20.22	(13.07	)(f)	11	1.49	(e)	1.43	(e)	1.43	(e)	(0.70	)(e)	—
Class R5	26.15	0.01	—	(3.15)	(3.14)	—	(2.66)	—	(2.66)	(5.80)	20.35	(12.73	)(f)	21	1.00	(e)	1.00	(e)	1.00	(e)	0.10	(e)	—
Class Y	26.19	0.02	—	(3.16)	(3.14)	—	(2.66)	—	(2.66)	(5.80)	20.39	(12.71	)(f)	180,518	0.90	(e)	0.90	(e)	0.90	(e)	0.18	(e)	—
For the Year Ended October 31, 2007
Class A	19.35	(0.14)	0.05	6.69	6.60	—	(0.98)	—	(0.98)	5.62	24.97	35.85	(i)	492,466	1.48		1.48		1.48		(0.62)		85
Class B	18.23	(0.32)	0.06	6.28	6.02	—	(0.98)	—	(0.98)	5.04	23.27	34.81	(i)	78,931	2.40		2.19		2.19		(1.33)		—
Class C	18.31	(0.28)	0.05	6.30	6.07	—	(0.98)	—	(0.98)	5.09	23.40	34.94	(i)	75,742	2.15		2.15		2.15		(1.29)		—
Class Y	20.14	—	0.06	6.97	7.03	—	(0.98)	—	(0.98)	6.05	26.19	36.61	(i)	195,998	0.89		0.89		0.89		(0.01)		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	20.00	(0.14)	—	6.16	6.02	—	—	—	—	6.02	26.02	30.10	(f)	13	1.65	(e)	1.65	(e)	1.65	(e)	(0.78	)(e)	—
Class R4	20.00	(0.09)	—	6.18	6.09	—	—	—	—	6.09	26.09	30.45	(f)	13	1.34	(e)	1.34	(e)	1.34	(e)	(0.47	)(e)	—
Class R5	20.00	(0.03)	—	6.18	6.15	—	—	—	—	6.15	26.15	30.75	(f)	13	1.05	(e)	1.05	(e)	1.05	(e)	(0.17	)(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Global Growth Fund — (continued)
For the Year Ended October 31, 2006 (h)
Class A	$16.80	$(0.05)	$—	$2.81	$2.76	$(0.02)	$(0.19)	$—	$(0.21)	$2.55	$19.35	16.58%		$417,840	1.53%		1.48%		1.48%		(0.25)%		125%
Class B	15.93	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.23	15.80		74,805	2.44		2.18		2.18		(0.95)		—
Class C	16.01	(0.17)	—	2.66	2.49	—	(0.19)	—	(0.19)	2.30	18.31	15.72		66,121	2.20		2.20		2.20		(0.98)		—
Class Y	17.46	0.06	—	2.91	2.97	(0.10)	(0.19)	—	(0.29)	2.68	20.14	17.25		169,270	0.93		0.93		0.93		0.31		—
For the Year Ended October 31, 2005
Class A	16.49	0.08	—	0.23	0.31	—	—	—	—	0.31	16.80	1.88		419,648	1.58		1.48		1.48		0.41		270
Class B	15.77	(0.08)	—	0.24	0.16	—	—	—	—	0.16	15.93	1.02		78,986	2.51		2.35		2.35		(0.45)		—
Class C	15.84	(0.06)	—	0.23	0.17	—	—	—	—	0.17	16.01	1.07		71,623	2.25		2.25		2.25		(0.34)		—
Class Y	17.06	0.13	—	0.27	0.40	—	—	—	—	0.40	17.46	2.34		83,896	0.97		0.97		0.97		0.87		—
For the Year Ended October 31, 2004
Class A	13.96	(0.06)	—	2.59	2.53	—	—	—	—	2.53	16.49	18.12		466,013	1.62		1.62		1.62		(0.36)		271
Class B	13.45	(0.17)	—	2.49	2.32	—	—	—	—	2.32	15.77	17.25		90,179	2.52		2.35		2.35		(1.09)		—
Class C	13.49	(0.15)	—	2.50	2.35	—	—	—	—	2.35	15.84	17.42		87,518	2.24		2.24		2.24		(0.98)		—
Class Y	14.34	0.03	—	2.69	2.72	—	—	—	—	2.72	17.06	18.97		58,791	0.93		0.93		0.93		0.31		—
For the Year Ended October 31, 2003
Class A	11.21	(0.03)	—	2.78	2.75	—	—	—	—	2.75	13.96	24.53		464,610	1.62		1.61		1.61		(0.29)		320
Class B	10.88	(0.12)	—	2.69	2.57	—	—	—	—	2.57	13.45	23.62		78,923	2.36		2.35		2.35		(1.01)		—
Class C	10.90	(0.11)	—	2.70	2.59	—	—	—	—	2.59	13.49	23.76		78,303	2.23		2.23		2.23		(0.89)		—
Class Y	11.45	0.03	—	2.86	2.89	—	—	—	—	2.89	14.34	25.24		19,043	1.00		1.00		1.00		0.28		—
The Hartford Global Health Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	18.85	(0.02)	—	(1.80)	(1.82)	—	(1.30)	—	(1.30)	(3.12)	15.73	(10.24	)(f)	425,647	1.40	(e)	1.40	(e)	1.40	(e)	(0.19	)(e)	23
Class B	17.67	(0.08)	—	(1.67)	(1.75)	—	(1.30)	—	(1.30)	(3.05)	14.62	(10.55	)(f)	69,357	2.30	(e)	2.25	(e)	2.25	(e)	(1.04	)(e)	—
Class C	17.71	(0.07)	—	(1.69)	(1.76)	—	(1.30)	—	(1.30)	(3.06)	14.65	(10.59	)(f)	122,218	2.14	(e)	2.14	(e)	2.14	(e)	(0.92	)(e)	—
Class I	18.96	0.02	—	(1.83)	(1.81)	—	(1.30)	—	(1.30)	(3.11)	15.85	(10.12	)(f)	17,160	1.12	(e)	1.12	(e)	1.12	(e)	0.18	(e)	—
Class R3	19.59	(0.04)	—	(1.88)	(1.92)	—	(1.30)	—	(1.30)	(3.22)	16.37	(10.37	)(f)	108	2.10	(e)	1.73	(e)	1.73	(e)	(0.49	)(e)	—
Class R4	19.66	0.01	—	(1.90)	(1.89)	—	(1.30)	—	(1.30)	(3.19)	16.47	(10.17	)(f)	2,838	1.36	(e)	1.36	(e)	1.36	(e)	0.23	(e)	—
Class R5	19.70	0.03	—	(1.88)	(1.85)	—	(1.30)	—	(1.30)	(3.15)	16.55	(9.93	)(f)	1,431	1.06	(e)	1.06	(e)	1.06	(e)	0.44	(e)	—
Class Y	19.74	0.02	—	(1.89)	(1.87)	—	(1.30)	—	(1.30)	(3.17)	16.57	(10.02	)(f)	191,765	0.95	(e)	0.95	(e)	0.95	(e)	0.27	(e)	—
For the Year Ended October 31, 2007
Class A	17.84	(0.04)	—	1.73	1.69	—	(0.68)	—	(0.68)	1.01	18.85	9.96	(i)	509,341	1.41		1.41		1.41		(0.25)		41
Class B	16.92	(0.20)	—	1.63	1.43	—	(0.68)	—	(0.68)	0.75	17.67	8.92	(i)	82,932	2.30		2.29		2.29		(1.15)		—
Class C	16.93	(0.15)	—	1.61	1.46	—	(0.68)	—	(0.68)	0.78	17.71	9.11	(i)	137,101	2.15		2.15		2.15		(0.99)		—
Class I	17.86	0.01	—	1.77	1.78	—	(0.68)	—	(0.68)	1.10	18.96	10.48	(i)	15,017	1.07		1.07		1.07		0.08		—
Class Y	18.57	0.04	—	1.81	1.85	—	(0.68)	—	(0.68)	1.17	19.74	10.45	(i)	213,110	0.95		0.95		0.95		0.20		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	18.27	(0.02)	—	1.34	1.32	—	—	—	—	1.32	19.59	7.22	(f)	112	1.75	(e)	1.75	(e)	1.75	(e)	(0.50	)(e)	—
Class R4	18.27	—	—	1.39	1.39	—	—	—	—	1.39	19.66	7.61	(f)	494	1.41	(e)	1.41	(e)	1.41	(e)	0.00	(e)	—
Class R5	18.27	—	—	1.43	1.43	—	—	—	—	1.43	19.70	7.83	(f)	434	1.14	(e)	1.14	(e)	1.14	(e)	0.00	(e)	—
For the Year Ended October 31, 2006
Class A	16.50	(0.07)	—	2.41	2.34	—	(1.00)	—	(1.00)	1.34	17.84	14.96		370,285	1.61		1.60		1.60		(0.53)		30
Class B	15.81	(0.20)	—	2.31	2.11	—	(1.00)	—	(1.00)	1.11	16.92	14.10		80,574	2.45		2.32		2.32		(1.27)		—
Class C	15.81	(0.18)	—	2.30	2.12	—	(1.00)	—	(1.00)	1.12	16.93	14.17		97,956	2.31		2.31		2.31		(1.25)		—
Class Y	17.05	(0.01)	—	2.53	2.52	—	(1.00)	—	(1.00)	1.52	18.57	15.56		192,814	1.08		1.08		1.08		(0.03)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	17.34	—	—	0.52	0.52	—	—	—	—	0.52	17.86	3.00	(f)	785	1.26	(e)	1.15	(e)	1.15	(e)	(0.20	)(e)	—
For the Year Ended October 31, 2005
Class A	15.00	(0.08)	—	2.35	2.27	—	(0.77)	—	(0.77)	1.50	16.50	15.67		209,835	1.71		1.60		1.60		(0.55)		50
Class B	14.50	(0.20)	—	2.28	2.08	—	(0.77)	—	(0.77)	1.31	15.81	14.86		71,204	2.52		2.35		2.35		(1.30)		—
Class C	14.51	(0.19)	—	2.26	2.07	—	(0.77)	—	(0.77)	1.30	15.81	14.78		72,546	2.36		2.35		2.35		(1.30)		—
Class Y	15.41	(0.01)	—	2.42	2.41	—	(0.77)	—	(0.77)	1.64	17.05	16.19		169,698	1.08		1.08		1.08		(0.12)		—
For the Year Ended October 31, 2004
Class A	13.80	(0.10)	—	1.36	1.26	—	(0.06)	—	(0.06)	1.20	15.00	9.21		170,672	1.81		1.65		1.65		(0.68)		41
Class B	13.43	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.50	8.49		66,035	2.55		2.35		2.35		(1.38)		—
Class C	13.44	(0.20)	—	1.33	1.13	—	(0.06)	—	(0.06)	1.07	14.51	8.49		61,390	2.37		2.35		2.35		(1.38)		—
Class Y	14.09	(0.02)	—	1.40	1.38	—	(0.06)	—	(0.06)	1.32	15.41	9.88		1,299	1.12		1.12		1.12		(0.14)		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Global Health Fund — (continued)
For the Year Ended October 31, 2003
Class A	$11.42	$(0.07)	$—	$2.75	$2.68	$—	$(0.30)	$—	$(0.30)	$2.38	$13.80	24.02%		$126,630	1.76%		1.65%		1.65%		(0.62)%		37%
Class B	11.20	(0.15)	—	2.68	2.53	—	(0.30)	—	(0.30)	2.23	13.43	23.13		56,378	2.49		2.35		2.35		(1.31)		—
Class C	11.21	(0.15)	—	2.68	2.53	—	(0.30)	—	(0.30)	2.23	13.44	23.11		51,606	2.36		2.35		2.35		(1.31)		—
Class Y	11.61	(0.02)	—	2.80	2.78	—	(0.30)	—	(0.30)	2.48	14.09	24.50		1,095	1.19		1.19		1.19		(0.15)		—
The Hartford Global Technology Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	7.23	(0.02)	—	(1.06)	(1.08)	—	—	—	—	(1.08)	6.15	(14.94	)(f)	34,769	1.81	(e)	1.44	(e)	1.44	(e)	(0.64	)(e)	72
Class B	6.85	(0.04)	—	(1.00)	(1.04)	—	—	—	—	(1.04)	5.81	(15.18	)(f)	11,496	2.75	(e)	1.99	(e)	1.99	(e)	(1.20	)(e)	—
Class C	6.82	(0.04)	—	(1.01)	(1.05)	—	—	—	—	(1.05)	5.77	(15.40	)(f)	12,726	2.44	(e)	2.29	(e)	2.29	(e)	(1.51	)(e)	—
Class Y	7.45	(0.01)	—	(1.10)	(1.11)	—	—	—	—	(1.11)	6.34	(14.90	)(f)	1,764	1.08	(e)	1.08	(e)	1.08	(e)	(0.30	)(e)	—
For the Year Ended October 31, 2007
Class A	5.67	(0.05)	—	1.61	1.56	—	—	—	—	1.56	7.23	27.51	(i)	46,765	1.84		1.44		1.44		(0.87)		146
Class B	5.41	(0.09)	—	1.53	1.44	—	—	—	—	1.44	6.85	26.62	(i)	14,552	2.74		2.05		2.05		(1.47)		—
Class C	5.40	(0.10)	—	1.52	1.42	—	—	—	—	1.42	6.82	26.30	(i)	15,462	2.47		2.31		2.31		(1.75)		—
Class Y	5.82	(0.03)	—	1.66	1.63	—	—	—	—	1.63	7.45	28.01	(i)	2,710	1.10		1.10		1.10		(0.53)		—
For the Year Ended October 31, 2006
Class A	4.97	(0.04)	—	0.74	0.70	—	—	—	—	0.70	5.67	14.08		33,424	2.10		1.36		1.36		(0.78)		144
Class B	4.77	(0.08)	—	0.72	0.64	—	—	—	—	0.64	5.41	13.42		12,729	2.96		1.99		1.99		(1.41)		—
Class C	4.77	(0.09)	—	0.72	0.63	—	—	—	—	0.63	5.40	13.21		11,521	2.71		2.24		2.24		(1.67)		—
Class Y	5.09	(0.03)	—	0.76	0.73	—	—	—	—	0.73	5.82	14.34		1,137	1.26		1.20		1.20		(0.62)		—
For the Year Ended October 31, 2005
Class A	4.42	—	—	0.55	0.55	—	—	—	—	0.55	4.97	12.44		27,620	2.22		1.60		1.60		—		132
Class B	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		12,409	3.05		2.35		2.35		(0.79)		—
Class C	4.28	(0.04)	—	0.53	0.49	—	—	—	—	0.49	4.77	11.45		10,712	2.75		2.35		2.35		(0.65)		—
Class Y	4.51	0.03	—	0.55	0.58	—	—	—	—	0.58	5.09	12.86		938	1.22		1.20		1.20		0.58		—
For the Year Ended October 31, 2004
Class A	4.68	(0.07)	—	(0.19)	(0.26)	—	—	—	—	(0.26)	4.42	(5.56)		31,418	2.14		1.65		1.65		(1.37)		165
Class B	4.56	(0.10)	—	(0.18)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		12,978	2.96		2.35		2.35		(2.07)		—
Class C	4.56	(0.11)	—	(0.17)	(0.28)	—	—	—	—	(0.28)	4.28	(6.14)		13,891	2.62		2.35		2.35		(2.07)		—
Class Y	4.75	(0.04)	—	(0.20)	(0.24)	—	—	—	—	(0.24)	4.51	(5.05)		1,186	1.15		1.15		1.15		(0.85)		—
For the Year Ended October 31, 2003
Class A	2.98	(0.04)	—	1.74	1.70	—	—	—	—	1.70	4.68	57.05		32,388	1.77		1.65		1.65		(1.28)		163
Class B	2.92	(0.06)	—	1.70	1.64	—	—	—	—	1.64	4.56	56.16		13,991	2.50		2.35		2.35		(1.98)		—
Class C	2.92	(0.06)	—	1.70	1.64	—	—	—	—	1.64	4.56	56.16		16,513	2.37		2.35		2.35		(1.99)		—
Class Y	3.01	(0.03)	—	1.77	1.74	—	—	—	—	1.74	4.75	57.81		886	1.18		1.18		1.18		(0.82)		—
The Hartford Growth Allocation Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	14.51	0.10	—	(1.11)	(1.01)	(0.47)	(0.79)	—	(1.26)	(2.27)	12.24	(7.27	)(f)	476,745	0.58	(e)	0.58	(e)	0.58	(e)	1.43	(e)	8
Class B	14.37	0.05	—	(1.10)	(1.05)	(0.38)	(0.79)	—	(1.17)	(2.22)	12.15	(7.62	)(f)	133,771	1.40	(e)	1.40	(e)	1.40	(e)	0.63	(e)	—
Class C	14.37	0.05	—	(1.11)	(1.06)	(0.38)	(0.79)	—	(1.17)	(2.23)	12.14	(7.66	)(f)	221,317	1.33	(e)	1.33	(e)	1.33	(e)	0.71	(e)	—
Class I	14.49	0.28	—	(1.26)	(0.98)	(0.51)	(0.79)	—	(1.30)	(2.28)	12.21	(7.04	)(f)	1,296	0.22	(e)	0.22	(e)	0.22	(e)	1.46	(e)	—
Class R3	14.46	0.14	—	(1.18)	(1.04)	(0.46)	(0.79)	—	(1.25)	(2.29)	12.17	(7.50	)(f)	62	1.00	(e)	1.00	(e)	1.00	(e)	0.81	(e)	—
Class R4	14.51	0.40	—	(1.41)	(1.01)	(0.51)	(0.79)	—	(1.30)	(2.31)	12.20	(7.29	)(f)	5,117	0.60	(e)	0.60	(e)	0.60	(e)	0.38	(e)	—
Class R5	14.54	0.37	—	(1.36)	(0.99)	(0.51)	(0.79)	—	(1.30)	(2.29)	12.25	(7.10	)(f)	1,825	0.30	(e)	0.30	(e)	0.30	(e)	1.11	(e)	—
For the Year Ended October 31, 2007
Class A	12.66	0.14	—	2.23	2.37	(0.24)	(0.28)	—	(0.52)	1.85	14.51	19.35		503,345	0.60		0.60		0.60		0.93		39
Class B	12.57	0.04	—	2.21	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.40		143,140	1.41		1.32		1.32		0.22		—
Class C	12.57	0.05	—	2.20	2.25	(0.17)	(0.28)	—	(0.45)	1.80	14.37	18.44		238,997	1.34		1.31		1.31		0.25		—
Class I	12.67	0.26	—	2.14	2.40	(0.30)	(0.28)	—	(0.58)	1.82	14.49	19.71		804	0.23		0.23		0.23		0.58		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	12.59	(0.02)	—	1.89	1.87	—	—	—	—	1.87	14.46	14.85	(f)	53	0.95	(e)	0.93	(e)	0.93	(e)	(0.26	)(e)	—
Class R4	12.59	—	—	1.92	1.92	—	—	—	—	1.92	14.51	15.25	(f)	325	0.66	(e)	0.65	(e)	0.65	(e)	(0.01	)(e)	—
Class R5	12.59	—	—	1.95	1.95	—	—	—	—	1.95	14.54	15.49	(f)	782	0.38	(e)	0.38	(e)	0.38	(e)	0.25	(e)	—
For the Year Ended October 31, 2006
Class A	11.27	0.07	—	1.46	1.53	(0.13)	(0.01)	—	(0.14)	1.39	12.66	13.64		370,088	0.69		0.67		0.67		0.49		13
Class B	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		107,818	1.51		1.32		1.32		(0.15)		—
Class C	11.19	0.03	—	1.42	1.45	(0.06)	(0.01)	—	(0.07)	1.38	12.57	12.96		181,434	1.44		1.32		1.32		(0.16)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	12.16	(0.01)	—	0.52	0.51	—	—	—	—	0.51	12.67	4.19	(f)	10	0.66	(e)	0.42	(e)	0.42	(e)	0.16	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Growth Allocation Fund (g) — (continued)
For the Year Ended October 31, 2005
Class A	$10.36	$0.05	$—	$0.89	$0.94	$(0.03)	$—	$—	$(0.03)	$0.91	$11.27	9.12%		$205,331	0.72%		0.64%		0.64%		0.42%		1%
Class B	10.34	(0.01)	—	0.87	0.86	(0.01)	—	—	(0.01)	0.85	11.19	8.37		65,739	1.53		1.29		1.29		(0.23)		—
Class C	10.33	(0.01)	—	0.88	0.87	(0.01)	—	—	(0.01)	0.86	11.19	8.47		100,339	1.47		1.29		1.29		(0.23)		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	—	—	0.36	0.36	—	—	—	—	0.36	10.36	3.60	(f)	43,279	0.72	(e)	0.63	(e)	0.63	(e)	0.13	(e)	—
Class B	10.00	(0.01)	—	0.35	0.34	—	—	—	—	0.34	10.34	3.40	(f)	14,177	1.52	(e)	1.28	(e)	1.28	(e)	(0.53	)(e)	—
Class C	10.00	(0.01)	—	0.34	0.33	—	—	—	—	0.33	10.33	3.30	(f)	21,221	1.44	(e)	1.28	(e)	1.28	(e)	(0.52	)(e)	—
The Hartford Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	21.25	(0.02)	—	(2.20)	(2.22)	—	(1.58)	—	(1.58)	(3.80)	17.45	(10.82	)(f)	514,317	1.27	(e)	1.27	(e)	1.27	(e)	(0.27	)(e)	58
Class B	18.39	(0.07)	—	(1.90)	(1.97)	—	(1.58)	—	(1.58)	(3.55)	14.84	(11.17	)(f)	33,658	2.22	(e)	1.95	(e)	1.95	(e)	(0.95	)(e)	—
Class C	18.45	(0.07)	—	(1.90)	(1.97)	—	(1.58)	—	(1.58)	(3.55)	14.90	(11.13	)(f)	74,899	1.97	(e)	1.97	(e)	1.97	(e)	(0.97	)(e)	—
Class I	21.34	0.01	—	(2.21)	(2.20)	—	(1.58)	—	(1.58)	(3.78)	17.56	(10.67	)(f)	36,717	0.90	(e)	0.90	(e)	0.90	(e)	0.10	(e)	—
Class L	21.60	—	—	(2.24)	(2.24)	—	(1.58)	—	(1.58)	(3.82)	17.78	(10.73	)(f)	271,389	1.05	(e)	1.04	(e)	1.04	(e)	(0.04	)(e)	—
Class R3	21.76	(0.04)	—	(2.27)	(2.31)	—	(1.58)	—	(1.58)	(3.89)	17.87	(10.99	)(f)	17	1.74	(e)	1.55	(e)	1.55	(e)	(0.56	)(e)	—
Class R4	21.82	(0.01)	—	(2.27)	(2.28)	—	(1.58)	—	(1.58)	(3.86)	17.96	(10.81	)(f)	1,571	1.21	(e)	1.21	(e)	1.21	(e)	(0.15	)(e)	—
Class R5	21.87	0.01	—	(2.27)	(2.26)	—	(1.58)	—	(1.58)	(3.84)	18.03	(10.69	)(f)	73	0.94	(e)	0.94	(e)	0.94	(e)	0.08	(e)	—
Class Y	21.90	0.02	—	(2.27)	(2.25)	—	(1.58)	—	(1.58)	(3.83)	18.07	(10.62	)(f)	117,927	0.80	(e)	0.80	(e)	0.80	(e)	0.20	(e)	—
For the Year Ended October 31, 2007
Class A	18.45	(0.07)	—	4.17	4.10	—	(1.30)	—	(1.30)	2.80	21.25	23.92	(i)	627,677	1.27		1.27		1.27		(0.35)		89
Class B	16.25	(0.21)	—	3.65	3.44	—	(1.30)	—	(1.30)	2.14	18.39	23.02	(i)	41,359	2.22		2.09		2.09		(1.17)		—
Class C	16.29	(0.19)	—	3.65	3.46	—	(1.30)	—	(1.30)	2.16	18.45	23.10	(i)	85,303	1.98		1.98		1.98		(1.06)		—
Class I	18.46	—	—	4.18	4.18	—	(1.30)	—	(1.30)	2.88	21.34	24.37	(i)	35,626	0.91		0.91		0.91		0.02		—
Class L(k)	18.69	(0.05)	—	4.26	4.21	—	(1.30)	—	(1.30)	2.91	21.60	24.22	(i)	323,581	1.06		1.05		1.05		(0.27)		—
Class Y	18.89	0.02	—	4.29	4.31	—	(1.30)	—	(1.30)	3.01	21.90	24.52	(i)	103,251	0.81		0.81		0.81		0.10		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	18.15	(0.08)	—	3.69	3.61	—	—	—	—	3.61	21.76	19.89	(f)	16	1.56	(e)	1.56	(e)	1.56	(e)	(0.67	)(e)	—
Class R4	18.15	(0.01)	—	3.68	3.67	—	—	—	—	3.67	21.82	20.22	(f)	282	1.17	(e)	1.17	(e)	1.17	(e)	(0.28	)(e)	—
Class R5	18.15	—	—	3.72	3.72	—	—	—	—	3.72	21.87	20.50	(f)	63	0.90	(e)	0.90	(e)	0.90	(e)	(0.01	)(e)	—
For the Year Ended October 31, 2006
Class A	17.32	(0.07)	—	1.20	1.13	—	—	—	—	1.13	18.45	6.52		707,000	1.34		1.33		1.33		(0.38)		92
Class B	15.38	(0.20)	—	1.07	0.87	—	—	—	—	0.87	16.25	5.66		44,064	2.22		2.09		2.09		(1.14)		—
Class C	15.40	(0.18)	—	1.07	0.89	—	—	—	—	0.89	16.29	5.78		85,469	2.02		2.02		2.02		(1.07)		—
Class L	17.50	(0.02)	—	1.21	1.19	—	—	—	—	1.19	18.69	6.80		274,890	1.05		1.05		1.05		(0.10)		—
Class Y	17.65	0.01	—	1.23	1.24	—	—	—	—	1.24	18.89	7.03		130,594	0.83		0.83		0.83		0.08		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	17.64	—	—	0.82	0.82	—	—	—	—	0.82	18.46	4.65	(f)	1,961	0.96	(e)	0.96	(e)	0.96	(e)	(0.52	)(e)	—
For the Year Ended October 31, 2005
Class A	16.19	(0.04)	—	1.17	1.13	—	—	—	—	1.13	17.32	6.98		635,057	1.40		1.33		1.33		(0.30)		77
Class B	14.49	(0.15)	—	1.04	0.89	—	—	—	—	0.89	15.38	6.14		46,251	2.27		2.15		2.15		(1.09)		—
Class C	14.50	(0.13)	—	1.03	0.90	—	—	—	—	0.90	15.40	6.21		82,481	2.05		2.05		2.05		(1.01)		—
Class L	16.32	0.01	—	1.17	1.18	—	—	—	—	1.18	17.50	7.23		295,731	1.06		1.06		1.06		0.05		—
Class Y	16.42	0.01	—	1.22	1.23	—	—	—	—	1.23	17.65	7.49		52,992	0.85		0.85		0.85		0.10		—
For the Year Ended October 31, 2004
Class A	15.19	(0.08)	—	1.08	1.00	—	—	—	—	1.00	16.19	6.58		384,160	1.55		1.45		1.45		(0.84)		66
Class B	13.70	(0.15)	—	0.94	0.79	—	—	—	—	0.79	14.49	5.77		32,440	2.33		2.15		2.15		(1.54)		—
Class C	13.70	(0.12)	—	0.92	0.80	—	—	—	—	0.80	14.50	5.84		47,575	2.07		2.07		2.07		(1.45)		—
Class L	15.26	(0.08)	—	1.14	1.06	—	—	—	—	1.06	16.32	6.95		310,084	1.08		1.08		1.08		(0.48)		—
Class Y	15.31	—	—	1.11	1.11	—	—	—	—	1.11	16.42	7.25		11,926	0.87		0.87		0.87		(0.18)		—
For the Year Ended October 31, 2003
Class A	11.90	(0.03)	—	3.32	3.29	—	—	—	—	3.29	15.19	27.65		72,186	1.52		1.45		1.45		(0.65)		129
Class B	10.80	(0.07)	—	2.97	2.90	—	—	—	—	2.90	13.70	26.85		11,552	2.26		2.12		2.12		(1.35)		—
Class C	10.80	(0.07)	—	2.97	2.90	—	—	—	—	2.90	13.70	26.85		11,896	2.15		2.15		2.15		(1.36)		—
Class L	11.91	(0.05)	—	3.40	3.35	—	—	—	—	3.35	15.26	28.13		316,451	1.15		1.15		1.15		(0.34)		—
Class Y	11.94	(0.03)	—	3.40	3.37	—	—	—	—	3.37	15.31	28.22		1	0.96		0.96		0.96		(0.17)		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	$38.24	$(0.02)	$—	$(4.80)	$(4.82)	$—	$(4.38)	$—	$(4.38)	$(9.20)	$29.04	(13.59)%(f)		$1,517,789	1.25	%(e)	1.25	%(e)	1.25	%(e)	(0.09)%(e)		73%
Class B	32.23	(0.15)	—	(3.95)	(4.10)	—	(4.38)	—	(4.38)	(8.48)	23.75	(13.94	)(f)	58,664	2.10	(e)	2.07	(e)	2.07	(e)	(0.91	)(e)	—
Class C	32.27	(0.12)	—	(3.95)	(4.07)	—	(4.38)	—	(4.38)	(8.45)	23.82	(13.82	)(f)	298,399	1.91	(e)	1.91	(e)	1.91	(e)	(0.75	)(e)	—
Class I	38.39	0.07	—	(4.81)	(4.74)	(0.08)	(4.38)	—	(4.46)	(9.20)	29.19	(13.32	)(f)	116,221	0.85	(e)	0.85	(e)	0.85	(e)	0.32	(e)	—
Class L	38.91	0.03	—	(4.90)	(4.87)	(0.01)	(4.38)	—	(4.39)	(9.26)	29.65	(13.47	)(f)	651,081	1.01	(e)	1.00	(e)	1.00	(e)	0.16	(e)	—
Class R3	39.18	(0.08)	—	(4.90)	(4.98)	—	(4.38)	—	(4.38)	(9.36)	29.82	(13.69	)(f)	4,591	1.49	(e)	1.49	(e)	1.49	(e)	(0.26	)(e)	—
Class R4	39.33	0.04	—	(4.98)	(4.94)	(0.06)	(4.38)	—	(4.44)	(9.38)	29.95	(13.53	)(f)	13,301	1.17	(e)	1.17	(e)	1.17	(e)	0.01	(e)	—
Class R5	39.39	0.08	—	(5.00)	(4.92)	(0.07)	(4.38)	—	(4.45)	(9.37)	30.02	(13.45	)(f)	867	0.91	(e)	0.91	(e)	0.91	(e)	0.27	(e)	—
Class Y	39.43	0.09	—	(4.99)	(4.90)	(0.08)	(4.38)	—	(4.46)	(9.36)	30.07	(13.39	)(f)	129,796	0.77	(e)	0.77	(e)	0.77	(e)	0.40	(e)	—
For the Year Ended October 31, 2007
Class A	29.33	(0.03)	0.01	11.05	11.03	—	(2.12)	—	(2.12)	8.91	38.24	40.39	(i)	989,969	1.42		1.31		1.31		(0.12)		120
Class B	25.23	(0.20)	0.01	9.31	9.12	—	(2.12)	—	(2.12)	7.00	32.23	39.29	(i)	56,396	2.18		2.11		2.11		(0.88)		—
Class C	25.24	(0.10)	—	9.25	9.15	—	(2.12)	—	(2.12)	7.03	32.27	39.40	(i)	201,274	1.98		1.98		1.98		(0.82)		—
Class I	29.34	0.01	—	11.16	11.17	—	(2.12)	—	(2.12)	9.05	38.39	40.89	(i)	40,678	0.86		0.86		0.86		0.09		—
Class L(l)	29.73	0.04	0.01	11.25	11.30	—	(2.12)	—	(2.12)	9.18	38.91	40.77	(i)	789,757	1.05		1.04		1.04		0.12		—
Class Y(l)	30.04	0.15	0.01	11.35	11.51	—	(2.12)	—	(2.12)	9.39	39.43	41.07	(i)	138,065	0.80		0.80		0.80		0.53		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	29.39	(0.08)	—	9.87	9.79	—	—	—	—	9.79	39.18	33.31	(f)	323	1.58	(e)	1.58	(e)	1.58	(e)	(0.69	)(e)	—
Class R4	29.39	(0.01)	—	9.95	9.94	—	—	—	—	9.94	39.33	33.82	(f)	3,402	1.23	(e)	1.23	(e)	1.23	(e)	(0.18	)(e)	—
Class R5	29.39	—	—	10.00	10.00	—	—	—	—	10.00	39.39	34.03	(f)	81	0.92	(e)	0.92	(e)	0.92	(e)	0.01	(e)	—
For the Year Ended October 31, 2006
Class A	27.84	(0.07)	—	3.59	3.52	—	(2.03)	—	(2.03)	1.49	29.33	13.35		420,220	1.60		1.20		1.20		(0.31)		131
Class B	24.42	(0.25)	—	3.09	2.84	—	(2.03)	—	(2.03)	0.81	25.23	12.36		33,670	2.26		2.08		2.08		(1.18)		—
Class C	24.42	(0.23)	—	3.08	2.85	—	(2.03)	—	(2.03)	0.82	25.24	12.40		47,366	2.09		2.07		2.07		(1.17)		—
Class L	28.17	(0.06)	—	3.65	3.59	—	(2.03)	—	(2.03)	1.56	29.73	13.45		570,541	1.07		1.07		1.07		(0.18)		—
Class Y	28.37	0.02	—	3.68	3.70	—	(2.03)	—	(2.03)	1.67	30.04	13.76		73,685	0.85		0.83		0.83		0.08		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	27.95	(0.01)	—	1.40	1.39	—	—	—	—	1.39	29.34	4.97	(f)	74	1.15	(e)	1.12	(e)	1.12	(e)	(0.43	)(e)	—
For the Year Ended October 31, 2005
Class A	23.49	(0.06)	—	4.41	4.35	—	—	—	—	4.35	27.84	18.52		222,682	1.54		1.36		1.36		(0.45)		156
Class B	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57		20,002	2.39		2.15		2.15		(1.27)		—
Class C	20.77	(0.25)	—	3.90	3.65	—	—	—	—	3.65	24.42	17.57		18,842	2.13		2.13		2.13		(1.26)		—
Class L	23.71	(0.06)	—	4.52	4.46	—	—	—	—	4.46	28.17	18.81		556,462	1.09		1.09		1.09		(0.22)		—
Class Y	23.82	—	—	4.55	4.55	—	—	—	—	4.55	28.37	19.10		28,441	0.88		0.88		0.88		—		—
For the Year Ended October 31, 2004
Class A	21.25	(0.17)	—	2.41	2.24	—	—	—	—	2.24	23.49	10.54		54,652	1.52		1.45		1.45		(0.94)		130
Class B	18.91	(0.26)	—	2.12	1.86	—	—	—	—	1.86	20.77	9.84		11,518	2.45		2.14		2.14		(1.64)		—
Class C	18.91	(0.28)	—	2.14	1.86	—	—	—	—	1.86	20.77	9.84		11,899	2.11		2.11		2.11		(1.61)		—
Class L	21.36	(0.14)	—	2.49	2.35	—	—	—	—	2.35	23.71	11.00		518,009	1.08		1.08		1.08		(0.58)		—
Class Y	21.42	(0.01)	—	2.41	2.40	—	—	—	—	2.40	23.82	11.20		4,792	0.82		0.82		0.82		(0.33)		—
For the Year Ended October 31, 2003
Class A	15.31	(0.07)	—	6.01	5.94	—	—	—	—	5.94	21.25	38.80		17,149	1.49		1.45		1.45		(0.88)		158
Class B	13.71	(0.12)	—	5.32	5.20	—	—	—	—	5.20	18.91	37.93		4,470	2.22		2.15		2.15		(1.58)		—
Class C	13.70	(0.09)	—	5.30	5.21	—	—	—	—	5.21	18.91	38.03		5,238	2.10		2.10		2.10		(1.54)		—
Class L	15.33	(0.10)	—	6.13	6.03	—	—	—	—	6.03	21.36	39.34		517,892	1.10		1.10		1.10		(0.56)		—
Class Y	15.35	(0.07)	—	6.14	6.07	—	—	—	—	6.07	21.42	39.54		1	0.91		0.91		0.91		(0.38)		—
The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	7.92	0.29	—	(0.46)	(0.17)	(0.29)	—	—	(0.29)	(0.46)	7.46	(2.10	)(f)	175,082	1.31	(e)	1.15	(e)	1.15	(e)	7.81	(e)	52
Class B	7.91	0.26	—	(0.47)	(0.21)	(0.26)	—	—	(0.26)	(0.47)	7.44	(2.59	)(f)	27,233	2.14	(e)	1.89	(e)	1.89	(e)	7.07	(e)	—
Class C	7.91	0.26	—	(0.46)	(0.20)	(0.26)	—	—	(0.26)	(0.46)	7.45	(2.47	)(f)	36,438	1.99	(e)	1.90	(e)	1.90	(e)	7.06	(e)	—
Class I	7.93	0.30	—	(0.47)	(0.17)	(0.30)	—	—	(0.30)	(0.47)	7.46	(2.08	)(f)	98	0.83	(e)	0.83	(e)	0.83	(e)	8.08	(e)	—
Class R3	7.93	0.28	—	(0.47)	(0.19)	(0.28)	—	—	(0.28)	(0.47)	7.46	(2.35	)(f)	12	1.67	(e)	1.40	(e)	1.40	(e)	7.57	(e)	—
Class R4	7.93	0.29	—	(0.47)	(0.18)	(0.29)	—	—	(0.29)	(0.47)	7.46	(2.20	)(f)	10	1.22	(e)	1.10	(e)	1.10	(e)	7.87	(e)	—
Class R5	7.93	0.30	—	(0.47)	(0.17)	(0.30)	—	—	(0.30)	(0.47)	7.46	(2.10	)(f)	10	0.93	(e)	0.90	(e)	0.90	(e)	8.07	(e)	—
Class Y	7.93	0.30	—	(0.47)	(0.17)	(0.30)	—	—	(0.30)	(0.47)	7.46	(2.06	)(f)	12,641	0.82	(e)	0.82	(e)	0.82	(e)	8.21	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford High Yield Fund — (continued)
For the Year Ended October 31, 2007
Class A	$7.93	$0.58	$—	$(0.01)	$0.57	$(0.58)	$—	$—	$(0.58)	$(0.01)	$7.92	7.36%		$171,505	1.36%		1.15%		1.15%		7.26%		145%
Class B	7.92	0.52	—	(0.01)	0.51	(0.52)	—	—	(0.52)	(0.01)	7.91	6.56		31,591	2.17		1.90		1.90		6.51		—
Class C	7.92	0.53	—	(0.01)	0.52	(0.53)	—	—	(0.53)	(0.01)	7.91	6.63		35,066	2.03		1.83		1.83		6.58		—
Class Y	7.92	0.71	—	(0.09)	0.62	(0.61)	—	—	(0.61)	0.01	7.93	7.96		4,897	0.87		0.67		0.67		7.62		—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	8.25	0.26	—	(0.33)	(0.07)	(0.25)	—	—	(0.25)	(0.32)	7.93	(0.76	)(f)	149	0.95	(e)	0.75	(e)	0.75	(e)	0.75	(e)	—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	8.04	0.48	—	(0.13)	0.35	(0.46)	—	—	(0.46)	(0.11)	7.93	4.49	(f)	10	1.66	(e)	1.40	(e)	1.40	(e)	1.40	(e)	—
Class R4	8.04	0.50	—	(0.13)	0.37	(0.48)	—	—	(0.48)	(0.11)	7.93	4.75	(f)	10	1.34	(e)	1.10	(e)	1.10	(e)	1.10	(e)	—
Class R5	8.04	0.52	—	(0.13)	0.39	(0.50)	—	—	(0.50)	(0.11)	7.93	4.96	(f)	11	1.06	(e)	0.85	(e)	0.85	(e)	0.85	(e)	—
For the Year Ended October 31, 2006
Class A	7.76	0.54	—	0.18	0.72	(0.55)	—	—	(0.55)	0.17	7.93	9.57		190,479	1.36		1.20		1.20		6.87		147
Class B	7.74	0.48	—	0.19	0.67	(0.49)	—	—	(0.49)	0.18	7.92	8.90		37,189	2.17		1.95		1.95		6.10		—
Class C	7.75	0.49	—	0.17	0.66	(0.49)	—	—	(0.49)	0.17	7.92	8.84		39,991	2.04		1.89		1.89		6.15		—
Class Y	7.75	0.58	—	0.17	0.75	(0.58)	—	—	(0.58)	0.17	7.92	10.11		24,374	0.88		0.73		0.73		7.33		—
For the Year Ended October 31, 2005
Class A	8.18	0.48	—	(0.40)	0.08	(0.50)	—	—	(0.50)	(0.42)	7.76	0.97		188,599	1.33		1.33		1.33		5.86		113
Class B	8.17	0.42	—	(0.41)	0.01	(0.44)	—	—	(0.44)	(0.43)	7.74	0.08		47,071	2.12		2.10		2.10		5.09		—
Class C	8.17	0.42	—	(0.39)	0.03	(0.45)	—	—	(0.45)	(0.42)	7.75	0.30		50,945	2.00		2.00		2.00		5.18		—
Class Y	8.17	0.52	—	(0.40)	0.12	(0.54)	—	—	(0.54)	(0.42)	7.75	1.43		25,974	0.87		0.87		0.87		6.40		—
For the Year Ended October 31, 2004 (h)
Class A	7.94	0.48	—	0.23	0.71	(0.47)	—	—	(0.47)	0.24	8.18	9.26	(i)	247,364	1.35		1.35		1.35		6.03		86
Class B	7.93	0.43	—	0.22	0.65	(0.41)	—	—	(0.41)	0.24	8.17	8.45	(i)	63,972	2.07		2.07		2.07		5.32		—
Class C	7.93	0.43	0.01	0.22	0.66	(0.42)	—	—	(0.42)	0.24	8.17	8.54	(i)	71,673	1.98		1.98		1.98		5.40		—
Class Y	7.94	0.39	—	0.36	0.75	(0.52)	—	—	(0.52)	0.23	8.17	9.72		16,410	0.84		0.84		0.84		6.13		—
For the Year Ended October 31, 2003 (h)
Class A	6.73	0.60	—	1.26	1.86	(0.65)	—	—	(0.65)	1.21	7.94	28.69		213,377	1.49		1.40		1.40		7.98		54
Class B	6.72	0.57	—	1.24	1.81	(0.60)	—	—	(0.60)	1.21	7.93	27.83		72,293	2.23		2.10		2.10		7.39		—
Class C	6.72	0.55	—	1.26	1.81	(0.60)	—	—	(0.60)	1.21	7.93	27.84		77,968	2.10		2.10		2.10		7.31		—
Class Y	6.73	0.65	—	1.24	1.89	(0.68)	—	—	(0.68)	1.21	7.94	29.27		1	1.69		0.95		0.95		8.70		—
The Hartford High Yield Municipal Bond Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	9.46	0.25	—	(0.70)	(0.45)	(0.25)	—	—	(0.25)	(0.70)	8.76	(4.76	)(f)	119,046	0.94	(e)	0.32	(e)	0.32	(e)	5.59	(e)	27
Class B	9.46	0.21	—	(0.69)	(0.48)	(0.22)	—	—	(0.22)	(0.70)	8.76	(5.13	)(f)	2,986	1.74	(e)	1.10	(e)	1.10	(e)	4.80	(e)	—
Class C	9.46	0.22	—	(0.69)	(0.47)	(0.22)	—	—	(0.22)	(0.69)	8.77	(5.02	)(f)	47,656	1.71	(e)	1.10	(e)	1.10	(e)	4.85	(e)	—
Class I	9.47	0.26	—	(0.70)	(0.44)	(0.26)	—	—	(0.26)	(0.70)	8.77	(4.64	)(f)	39,437	0.70	(e)	0.09	(e)	0.09	(e)	5.85	(e)	—
From (date shares became available to public) May 31, 2007, through October 31, 2007 (o)
Class A	10.00	0.20	—	(0.54)	(0.34)	(0.20)	—	—	(0.20)	(0.54)	9.46	(3.41	)(f)	46,261	1.03	(e)	0.25	(e)	0.25	(e)	4.83	(e)	23
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	1,333	1.82	(e)	1.00	(e)	1.00	(e)	4.05	(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	11,236	1.81	(e)	1.00	(e)	1.00	(e)	4.19	(e)	—
Class I	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3.21	)(f)	6,879	0.80	(e)	—	(e)	—	(e)	5.22	(e)	—
The Hartford Income Allocation Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	9.87	0.23	—	(0.10)	0.13	(0.23)	—	—	(0.23)	(0.10)	9.77	1.34	(f)	41,093	0.71	(e)	0.56	(e)	0.56	(e)	4.78	(e)	7
Class B	9.86	0.20	—	(0.10)	0.10	(0.19)	—	—	(0.19)	(0.09)	9.77	1.07	(f)	6,375	1.53	(e)	1.31	(e)	1.31	(e)	4.04	(e)	—
Class C	9.86	0.19	—	(0.08)	0.11	(0.20)	—	—	(0.20)	(0.09)	9.77	1.08	(f)	13,138	1.48	(e)	1.31	(e)	1.31	(e)	4.01	(e)	—
Class I	9.87	0.25	—	(0.10)	0.15	(0.24)	—	—	(0.24)	(0.09)	9.78	1.57	(f)	821	0.43	(e)	0.31	(e)	0.31	(e)	5.08	(e)	—
Class R3	9.87	0.21	—	(0.09)	0.12	(0.21)	—	—	(0.21)	(0.09)	9.78	1.26	(f)	16	1.19	(e)	0.95	(e)	0.95	(e)	4.41	(e)	—
Class R4	9.86	0.23	—	(0.09)	0.14	(0.23)	—	—	(0.23)	(0.09)	9.77	1.39	(f)	507	0.76	(e)	0.65	(e)	0.65	(e)	4.61	(e)	—
Class R5	9.87	0.24	—	(0.09)	0.15	(0.24)	—	—	(0.24)	(0.09)	9.78	1.56	(f)	12	0.60	(e)	0.35	(e)	0.35	(e)	5.01	(e)	—
For the Year Ended October 31, 2007
Class A	9.89	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.87	4.37		34,347	0.78		0.57		0.57		4.59		35
Class B	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64		5,754	1.58		1.27		1.27		3.83		—
Class C	9.88	0.38	—	(0.03)	0.35	(0.37)	—	—	(0.37)	(0.02)	9.86	3.64		8,697	1.55		1.27		1.27		3.84		—
Class I	9.89	0.44	—	0.01	0.45	(0.47)	—	—	(0.47)	(0.02)	9.87	4.66		1,122	0.49		0.32		0.32		5.12		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.91	0.35	—	(0.04)	0.31	(0.35)	—	—	(0.35)	(0.04)	9.87	3.20	(f)	10	1.18	(e)	0.96	(e)	0.96	(e)	4.19	(e)	—
Class R4	9.91	0.38	—	(0.05)	0.33	(0.38)	—	—	(0.38)	(0.05)	9.86	3.39	(f)	96	0.84	(e)	0.66	(e)	0.66	(e)	4.56	(e)	—
Class R5	9.91	0.41	—	(0.05)	0.36	(0.40)	—	—	(0.40)	(0.04)	9.87	3.72	(f)	10	0.58	(e)	0.36	(e)	0.36	(e)	4.79	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Income Allocation Fund (g) — (continued)
For the Year Ended October 31, 2006
Class A	$9.89	$0.42	$—	$0.03	$0.45	$(0.43)	$(0.02)	$—	$(0.45)	$—	$9.89	4.64%		$25,383	0.80%		0.61%		0.61%		4.32%		38%
Class B	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91		5,516	1.59		1.31		1.31		3.56		—
Class C	9.88	0.35	—	0.03	0.38	(0.36)	(0.02)	—	(0.38)	—	9.88	3.91		8,042	1.53		1.31		1.31		3.53		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	9.84	0.06	—	0.05	0.11	(0.06)	—	—	(0.06)	0.05	9.89	1.17	(f)	10	0.90	(e)	0.37	(e)	0.37	(e)	4.27	(e)	—
For the Year Ended October 31, 2005
Class A	10.15	0.36	—	(0.26)	0.10	(0.36)	—	—	(0.36)	(0.26)	9.89	1.01		19,445	0.76		0.56		0.56		3.75		30
Class B	10.14	0.29	—	(0.26)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.29		4,778	1.56		1.26		1.26		3.09		—
Class C	10.14	0.30	—	(0.27)	0.03	(0.29)	—	—	(0.29)	(0.26)	9.88	0.30		7,711	1.51		1.26		1.26		3.04		—
From (commencement of operations) May 28, 2004, through October 31, 2004
Class A	10.00	0.09	—	0.15	0.24	(0.09)	—	—	(0.09)	0.15	10.15	2.42	(f)	10,539	0.73	(e)	0.56	(e)	0.56	(e)	3.21	(e)	3
Class B	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08	(f)	1,690	1.63	(e)	1.26	(e)	1.26	(e)	2.56	(e)	—
Class C	10.00	0.07	—	0.14	0.21	(0.07)	—	—	(0.07)	0.14	10.14	2.08	(f)	4,880	1.48	(e)	1.26	(e)	1.26	(e)	2.59	(e)	—
The Hartford Income Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.14	0.27	—	(0.27)	(0.00)	(0.27)	—	—	(0.27)	(0.27)	9.87	(0.04	)(f)	108,449	0.98	(e)	0.95	(e)	0.95	(e)	5.53	(e)	73
Class B	10.14	0.24	—	(0.28)	(0.04)	(0.23)	—	—	(0.23)	(0.27)	9.87	(0.41	)(f)	9,889	1.88	(e)	1.70	(e)	1.70	(e)	4.78	(e)	—
Class C	10.16	0.24	—	(0.28)	(0.04)	(0.23)	—	—	(0.23)	(0.27)	9.89	(0.41	)(f)	16,378	1.74	(e)	1.70	(e)	1.70	(e)	4.77	(e)	—
Class Y	10.12	0.29	—	(0.28)	0.01	(0.28)	—	—	(0.28)	(0.27)	9.85	0.12	(f)	209,913	0.62	(e)	0.62	(e)	0.62	(e)	5.86	(e)	—
For the Year Ended October 31, 2007
Class A	10.33	0.57	—	(0.19)	0.38	(0.57)	—	—	(0.57)	(0.19)	10.14	3.77		98,047	1.08		0.95		0.95		5.69		147
Class B	10.33	0.50	—	(0.20)	0.30	(0.49)	—	—	(0.49)	(0.19)	10.14	3.00		9,837	1.95		1.70		1.70		4.89		—
Class C	10.35	0.50	—	(0.19)	0.31	(0.50)	—	—	(0.50)	(0.19)	10.16	3.01		14,263	1.82		1.70		1.70		4.89		—
Class Y	10.32	0.60	—	(0.20)	0.40	(0.60)	—	—	(0.60)	(0.20)	10.12	3.97		213,417	0.68		0.68		0.68		5.95		—
For the Year Ended October 31, 2006
Class A	10.24	0.54	—	0.08	0.62	(0.53)	—	—	(0.53)	0.09	10.33	6.24		37,168	1.21		0.95		0.95		5.35		175
Class B	10.24	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.33	5.45		7,224	2.06		1.70		1.70		4.60		—
Class C	10.26	0.46	—	0.08	0.54	(0.45)	—	—	(0.45)	0.09	10.35	5.44		8,101	1.96		1.70		1.70		4.61		—
Class Y	10.24	0.56	—	0.08	0.64	(0.56)	—	—	(0.56)	0.08	10.32	6.41		60,690	0.78		0.70		0.70		5.63		—
For the Year Ended October 31, 2005
Class A	10.72	0.51	—	(0.44)	0.07	(0.51)	(0.04)	—	(0.55)	(0.48)	10.24	0.70		28,942	1.20		0.95		0.95		4.80		188
Class B	10.72	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.24	(0.04)		5,973	2.06		1.70		1.70		4.05		—
Class C	10.74	0.43	—	(0.43)	—	(0.44)	(0.04)	—	(0.48)	(0.48)	10.26	(0.03)		5,142	1.96		1.70		1.70		4.05		—
Class Y	10.72	0.52	—	(0.42)	0.10	(0.54)	(0.04)	—	(0.58)	(0.48)	10.24	0.98		16,431	0.79		0.70		0.70		5.16		—
For the Year Ended October 31, 2004
Class A	10.53	0.48	—	0.22	0.70	(0.51)	—	—	(0.51)	0.19	10.72	6.85		29,580	1.14		1.00		1.00		4.60		167
Class B	10.53	0.42	—	0.21	0.63	(0.44)	—	—	(0.44)	0.19	10.72	6.10		5,541	1.95		1.70		1.70		3.90		—
Class C	10.55	0.41	—	0.22	0.63	(0.44)	—	—	(0.44)	0.19	10.74	6.09		5,562	1.88		1.70		1.70		3.90		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.54	0.48	—	0.20	0.68	(0.50)	—	—	(0.50)	0.18	10.72	6.57	(f)	10	0.73	(e)	0.70	(e)	0.70	(e)	4.89	(e)	—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.52	—	0.54	1.06	(0.53)	—	—	(0.53)	0.53	10.53	10.79	(f)	15,836	1.54	(e)	1.00	(e)	1.00	(e)	5.06	(e)	124
Class B	10.00	0.44	—	0.54	0.98	(0.45)	—	—	(0.45)	0.53	10.53	10.01	(f)	4,705	2.31	(e)	1.70	(e)	1.70	(e)	4.31	(e)	—
Class C	10.00	0.44	—	0.56	1.00	(0.45)	—	—	(0.45)	0.55	10.55	10.22	(f)	5,050	2.17	(e)	1.70	(e)	1.70	(e)	4.28	(e)	—
The Hartford Inflation Plus Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.66	0.22	—	0.55	0.77	(0.24)	—	—	(0.24)	0.53	11.19	7.26	(f)	277,495	1.01	(e)	0.91	(e)	0.85	(e)	4.03	(e)	281
Class B	10.64	0.18	—	0.55	0.73	(0.20)	—	—	(0.20)	0.53	11.17	6.88	(f)	77,996	1.80	(e)	1.66	(e)	1.60	(e)	3.29	(e)	—
Class C	10.63	0.18	—	0.55	0.73	(0.20)	—	—	(0.20)	0.53	11.16	6.89	(f)	226,581	1.75	(e)	1.66	(e)	1.60	(e)	3.27	(e)	—
Class I	10.68	0.24	—	0.56	0.80	(0.26)	—	—	(0.26)	0.54	11.22	7.47	(f)	13,146	0.73	(e)	0.66	(e)	0.61	(e)	4.24	(e)	—
Class R3	10.67	0.19	—	0.56	0.75	(0.22)	—	—	(0.22)	0.53	11.20	7.04	(f)	97	1.41	(e)	1.31	(e)	1.26	(e)	3.72	(e)	—
Class R4	10.67	0.22	—	0.54	0.76	(0.23)	—	—	(0.23)	0.53	11.20	7.18	(f)	11	1.07	(e)	1.06	(e)	1.00	(e)	3.89	(e)	—
Class R5	10.68	0.23	—	0.55	0.78	(0.25)	—	—	(0.25)	0.53	11.21	7.31	(f)	11	0.76	(e)	0.76	(e)	0.70	(e)	4.19	(e)	—
Class Y	10.69	0.24	—	0.55	0.79	(0.26)	—	—	(0.26)	0.53	11.22	7.39	(f)	194,833	0.66	(e)	0.66	(e)	0.60	(e)	4.28	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Inflation Plus Fund — (continued)
For the Year Ended October 31, 2007
Class A	$10.44	$0.39	$—	$0.21	$0.60	$(0.38)	$—	$—	$(0.38)	$0.22	$10.66	5.86%		$184,558	1.22%		1.03%		0.85%		3.09%		608%
Class B	10.45	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.64	5.05		68,593	2.01		1.78		1.60		2.51		—
Class C	10.44	0.29	—	0.23	0.52	(0.33)	—	—	(0.33)	0.19	10.63	5.05		159,067	1.97		1.78		1.60		2.31		—
Class I	10.44	0.31	—	0.32	0.63	(0.39)	—	—	(0.39)	0.24	10.68	6.22		3,501	0.71		0.61		0.58		2.85		—
Class Y	10.45	0.38	—	0.26	0.64	(0.40)	—	—	(0.40)	0.24	10.69	6.23		164,155	0.82		0.72		0.56		3.71		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.41	0.39	—	0.22	0.61	(0.35)	—	—	(0.35)	0.26	10.67	5.98	(f)	10	1.59	(e)	1.40	(e)	1.23	(e)	4.36	(e)	—
Class R4	10.41	0.41	—	0.22	0.63	(0.37)	—	—	(0.37)	0.26	10.67	6.15	(f)	10	1.28	(e)	1.15	(e)	0.98	(e)	4.61	(e)	—
Class R5	10.41	0.43	—	0.22	0.65	(0.38)	—	—	(0.38)	0.27	10.68	6.42	(f)	11	0.99	(e)	0.89	(e)	0.72	(e)	4.86	(e)	—
For the Year Ended October 31, 2006
Class A	10.67	0.49	—	(0.26)	0.23	(0.43)	(0.03)	—	(0.46)	(0.23)	10.44	2.29		282,362	1.02		0.95		0.95		4.50		193
Class B	10.68	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.45	1.51		92,340	1.82		1.70		1.70		3.76		—
Class C	10.67	0.40	—	(0.25)	0.15	(0.35)	(0.03)	—	(0.38)	(0.23)	10.44	1.51		247,091	1.78		1.70		1.70		3.72		—
Class Y	10.68	0.51	—	(0.25)	0.26	(0.46)	(0.03)	—	(0.49)	(0.23)	10.45	2.58		140,796	0.68		0.68		0.68		5.05		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.48	0.05	—	(0.05)	(0.00)	(0.04)	—	—	(0.04)	(0.04)	10.44	0.04	(f)	18	0.98	(e)	0.70	(e)	0.70	(e)	4.43	(e)	—
For the Year Ended October 31, 2005
Class A	10.95	0.41	—	(0.18)	0.23	(0.42)	(0.09)	—	(0.51)	(0.28)	10.67	2.10		414,778	1.00		0.95		0.95		3.88		71
Class B	10.96	0.33	—	(0.18)	0.15	(0.34)	(0.09)	—	(0.43)	(0.28)	10.68	1.33		119,302	1.81		1.70		1.70		3.09		—
Class C	10.96	0.33	—	(0.19)	0.14	(0.34)	(0.09)	—	(0.43)	(0.29)	10.67	1.24		373,750	1.76		1.70		1.70		3.12		—
Class Y	10.97	0.47	—	(0.22)	0.25	(0.45)	(0.09)	—	(0.54)	(0.29)	10.68	2.29		95,947	0.68		0.68		0.68		4.42		—
For the Year Ended October 31, 2004
Class A	10.63	0.30	—	0.37	0.67	(0.31)	(0.04)	—	(0.35)	0.32	10.95	6.39		313,961	1.04		1.00		1.00		3.04		81
Class B	10.64	0.22	—	0.37	0.59	(0.23)	(0.04)	—	(0.27)	0.32	10.96	5.65		107,964	1.81		1.70		1.70		2.21		—
Class C	10.63	0.23	—	0.37	0.60	(0.23)	(0.04)	—	(0.27)	0.33	10.96	5.74		319,990	1.76		1.70		1.70		2.33		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.57	0.28	—	0.44	0.72	(0.32)	—	—	(0.32)	0.40	10.97	6.89	(f)	23,045	0.65	(e)	0.65	(e)	0.65	(e)	1.55	(e)	—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.27	—	0.62	0.89	(0.26)	—	—	(0.26)	0.63	10.63	9.02	(f)	142,992	1.34	(e)	1.00	(e)	1.00	(e)	2.63	(e)	23
Class B	10.00	0.21	—	0.63	0.84	(0.20)	—	—	(0.20)	0.64	10.64	8.41	(f)	67,986	2.09	(e)	1.70	(e)	1.70	(e)	1.98	(e)	—
Class C	10.00	0.20	—	0.63	0.83	(0.20)	—	—	(0.20)	0.63	10.63	8.31	(f)	160,253	1.95	(e)	1.70	(e)	1.70	(e)	1.97	(e)	—
The Hartford International Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	18.93	—	—	(2.91)	(2.91)	—	(2.41)	—	(2.41)	(5.32)	13.61	(17.11	)(f)	374,895	1.45	(e)	1.45	(e)	1.45	(e)	0.05	(e)	150
Class B	18.08	(0.05)	—	(2.77)	(2.82)	—	(2.41)	—	(2.41)	(5.23)	12.85	(17.47	)(f)	42,341	2.34	(e)	2.28	(e)	2.28	(e)	(0.78	)(e)	—
Class C	18.10	(0.05)	—	(2.77)	(2.82)	—	(2.41)	—	(2.41)	(5.23)	12.87	(17.44	)(f)	55,340	2.18	(e)	2.18	(e)	2.18	(e)	(0.69	)(e)	—
Class I	18.79	0.03	—	(2.89)	(2.86)	—	(2.41)	—	(2.41)	(5.27)	13.52	(16.95	)(f)	2,827	1.08	(e)	1.08	(e)	1.08	(e)	0.41	(e)	—
Class R3	19.24	0.01	—	(3.00)	(2.99)	—	(2.41)	—	(2.41)	(5.40)	13.84	(17.27	)(f)	171	1.87	(e)	1.87	(e)	1.87	(e)	0.31	(e)	—
Class R4	19.30	0.01	—	(2.99)	(2.98)	—	(2.41)	—	(2.41)	(5.39)	13.91	(17.15	)(f)	31	1.59	(e)	1.55	(e)	1.55	(e)	0.34	(e)	—
Class R5	19.35	0.03	—	(2.99)	(2.96)	—	(2.41)	—	(2.41)	(5.37)	13.98	(16.98	)(f)	11	1.07	(e)	1.07	(e)	1.07	(e)	0.43	(e)	—
Class Y	19.38	0.04	—	(3.00)	(2.96)	—	(2.41)	—	(2.41)	(5.37)	14.01	(16.95	)(f)	85,674	0.98	(e)	0.98	(e)	0.98	(e)	0.63	(e)	—
For the Year Ended October 31, 2007 (h)
Class A	14.93	0.02	—	5.35	5.37	(0.01)	(1.36)	—	(1.37)	4.00	18.93	39.31	(i)	431,193	1.49		1.49		1.49		0.14		242
Class B	14.42	(0.11)	—	5.13	5.02	—	(1.36)	—	(1.36)	3.66	18.08	38.11	(i)	51,577	2.36		2.33		2.33		(0.73)		—
Class C	14.42	(0.09)	—	5.13	5.04	—	(1.36)	—	(1.36)	3.68	18.10	38.27	(i)	65,982	2.20		2.20		2.20		(0.61)		—
Class I	14.94	(0.01)	—	5.40	5.39	(0.18)	(1.36)	—	(1.54)	3.85	18.79	39.73	(i)	3,543	1.12		1.12		1.12		(0.06)		—
Class Y	15.17	0.02	—	5.55	5.57	—	(1.36)	—	(1.36)	4.21	19.38	40.01	(i)	76,429	1.03		1.03		1.03		0.17		—
From (commencement of operations) December 22, 2006, through October 31, 2007 (h)
Class R3	14.79	(0.02)	—	4.47	4.45	—	—	—	—	4.45	19.24	30.09	(f)	15	1.83	(e)	1.83	(e)	1.83	(e)	(0.15	)(e)	—
Class R4	14.79	0.03	—	4.48	4.51	—	—	—	—	4.51	19.30	30.49	(f)	13	1.46	(e)	1.46	(e)	1.46	(e)	0.25	(e)	—
Class R5	14.79	0.07	—	4.49	4.56	—	—	—	—	4.56	19.35	30.83	(f)	13	1.17	(e)	1.17	(e)	1.17	(e)	0.51	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	12.14	0.02	—	2.96	2.98	(0.05)	(0.14)	—	(0.19)	2.79	14.93	24.85		213,186	1.70		1.60		1.60		0.12		165
Class B	11.77	(0.08)	—	2.87	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		33,252	2.56		2.30		2.30		(0.59)		—
Class C	11.77	(0.09)	—	2.88	2.79	—	(0.14)	—	(0.14)	2.65	14.42	23.95		43,336	2.40		2.35		2.35		(0.65)		—
Class Y	12.33	0.06	—	3.02	3.08	(0.10)	(0.14)	—	(0.24)	2.84	15.17	25.38		70,777	1.16		1.16		1.16		0.42		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	14.34	(0.02)	—	0.62	0.60	—	—	—	—	0.60	14.94	4.18	(f)	10	1.53	(e)	1.36	(e)	1.36	(e)	(0.49	)(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford International Growth Fund — (continued)
For the Year Ended October 31, 2005
Class A	$11.59	$0.07	$—	$0.48	$0.55	$—	$—	$—	$—	$0.55	$12.14	4.74%		$131,430	1.77%		1.60%		1.60%		0.66%		183%
Class B	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		22,304	2.66		2.35		2.35		(0.09)		—
Class C	11.32	(0.01)	—	0.46	0.45	—	—	—	—	0.45	11.77	3.98		29,486	2.49		2.35		2.35		(0.07)		—
Class Y	11.72	0.08	—	0.53	0.61	—	—	—	—	0.61	12.33	5.20		74,651	1.22		1.20		1.20		0.98		—
For the Year Ended October 31, 2004 (h)
Class A	9.62	(0.01)	—	2.03	2.02	—	(0.05)	—	(0.05)	1.97	11.59	21.14		50,051	1.91		1.65		1.65		(0.10)		200
Class B	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		8,968	2.83		2.35		2.35		(0.80)		—
Class C	9.46	(0.08)	—	1.99	1.91	—	(0.05)	—	(0.05)	1.86	11.32	20.33		12,906	2.63		2.35		2.35		(0.79)		—
Class Y	9.69	(0.01)	—	2.09	2.08	—	(0.05)	—	(0.05)	2.03	11.72	21.61		28,775	1.31		1.20		1.20		(0.09)		—
For the Year Ended October 31, 2003
Class A	6.93	(0.02)	—	2.72	2.70	(0.01)	—	—	(0.01)	2.69	9.62	38.95		11,362	2.36		1.65		1.65		(0.35)		281
Class B	6.86	(0.04)	—	2.64	2.60	—	—	—	—	2.60	9.46	37.90		2,148	3.08		2.35		2.35		(1.04)		—
Class C	6.86	(0.04)	—	2.64	2.60	—	—	—	—	2.60	9.46	37.90		2,285	2.95		2.35		2.35		(1.01)		—
Class Y	6.98	0.01	—	2.74	2.75	(0.04)	—	—	(0.04)	2.71	9.69	39.57		292	1.80		1.20		1.20		0.16		—
The Hartford International Opportunities Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	21.79	0.04	—	(1.60)	(1.56)	(0.06)	(3.20)	—	(3.26)	(4.82)	16.97	(7.94	)(f)	254,454	1.44	(e)	1.44	(e)	1.44	(e)	0.47	(e)	62
Class B	20.34	(0.03)	—	(1.47)	(1.50)	—	(3.20)	—	(3.20)	(4.70)	15.64	(8.25	)(f)	32,448	2.41	(e)	2.16	(e)	2.16	(e)	(0.31	)(e)	—
Class C	20.16	(0.02)	—	(1.46)	(1.48)	—	(3.20)	—	(3.20)	(4.68)	15.48	(8.23	)(f)	38,199	2.17	(e)	2.17	(e)	2.17	(e)	(0.22	)(e)	—
Class R3	22.33	0.04	—	(1.67)	(1.63)	(0.03)	(3.20)	—	(3.23)	(4.86)	17.47	(8.08	)(f)	61	1.92	(e)	1.78	(e)	1.78	(e)	0.45	(e)	—
Class R4	22.39	0.12	—	(1.69)	(1.57)	(0.07)	(3.20)	—	(3.27)	(4.84)	17.55	(7.76	)(f)	78	1.39	(e)	1.39	(e)	1.39	(e)	1.41	(e)	—
Class R5	22.45	0.07	—	(1.64)	(1.57)	(0.12)	(3.20)	—	(3.32)	(4.89)	17.56	(7.75	)(f)	12	1.04	(e)	1.04	(e)	1.04	(e)	0.83	(e)	—
Class Y	22.48	0.09	—	(1.66)	(1.57)	(0.14)	(3.20)	—	(3.34)	(4.91)	17.57	(7.71	)(f)	133,593	0.93	(e)	0.93	(e)	0.93	(e)	0.96	(e)	—
For the Year Ended October 31, 2007
Class A	16.13	0.05	—	6.10	6.15	(0.06)	(0.43)	—	(0.49)	5.66	21.79	39.15	(i)	241,239	1.49		1.49		1.49		0.31		147
Class B	15.14	(0.07)	—	5.70	5.63	—	(0.43)	—	(0.43)	5.20	20.34	38.17	(i)	37,545	2.46		2.18		2.18		(0.39)		—
Class C	15.01	(0.07)	—	5.65	5.58	—	(0.43)	—	(0.43)	5.15	20.16	38.17	(i)	31,076	2.21		2.21		2.21		(0.42)		—
Class Y	16.67	0.05	—	6.39	6.44	(0.20)	(0.43)	—	(0.63)	5.81	22.48	39.91	(i)	127,314	0.95		0.95		0.95		0.84		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	17.07	0.06	—	5.20	5.26	—	—	—	—	5.26	22.33	30.81	(f)	28	1.71	(e)	1.71	(e)	1.71	(e)	0.40	(e)	—
Class R4	17.07	0.09	—	5.23	5.32	—	—	—	—	5.32	22.39	31.17	(f)	13	1.41	(e)	1.41	(e)	1.41	(e)	0.53	(e)	—
Class R5	17.07	0.13	—	5.25	5.38	—	—	—	—	5.38	22.45	31.52	(f)	13	1.11	(e)	1.11	(e)	1.11	(e)	0.83	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	13.13	0.13	—	2.92	3.05	(0.05)	—	—	(0.05)	3.00	16.13	23.25		159,087	1.61		1.57		1.57		0.84		102
Class B	12.35	0.03	—	2.76	2.79	—	—	—	—	2.79	15.14	22.59		29,125	2.56		2.15		2.15		0.24		—
Class C	12.27	0.01	—	2.73	2.74	—	—	—	—	2.74	15.01	22.33		20,782	2.33		2.33		2.33		0.06		—
Class Y	13.55	0.25	—	2.98	3.23	(0.11)	—	—	(0.11)	3.12	16.67	24.00		43,994	1.02		1.02		1.02		1.56		—
For the Year Ended October 31, 2005
Class A	11.22	0.05	—	1.86	1.91	—	—	—	—	1.91	13.13	17.02		102,393	1.72		1.57		1.57		0.42		119
Class B	10.64	(0.04)	—	1.75	1.71	—	—	—	—	1.71	12.35	16.07		23,940	2.68		2.35		2.35		(0.36)		—
Class C	10.57	(0.04)	—	1.74	1.70	—	—	—	—	1.70	12.27	16.08		16,896	2.42		2.35		2.35		(0.37)		—
Class Y	11.53	0.12	—	1.90	2.02	—	—	—	—	2.02	13.55	17.52		5,612	1.05		1.05		1.05		0.94		—
For the Year Ended October 31, 2004
Class A	9.66	0.03	—	1.54	1.57	(0.01)	—	—	(0.01)	1.56	11.22	16.20		87,348	1.83		1.65		1.65		0.33		143
Class B	9.22	(0.05)	—	1.47	1.42	—	—	—	—	1.42	10.64	15.40		23,301	2.77		2.35		2.35		(0.39)		—
Class C	9.16	(0.05)	—	1.46	1.41	—	—	—	—	1.41	10.57	15.39		15,749	2.48		2.35		2.35		(0.38)		—
Class Y	9.91	0.11	—	1.56	1.67	(0.05)	—	—	(0.05)	1.62	11.53	16.87		4,288	1.09		1.08		1.08		0.82		—
For the Year Ended October 31, 2003
Class A	8.03	0.02	—	1.61	1.63	—	—	—	—	1.63	9.66	20.30		69,153	1.72		1.65		1.65		0.25		138
Class B	7.71	(0.04)	—	1.55	1.51	—	—	—	—	1.51	9.22	19.58		20,459	2.45		2.35		2.35		(0.46)		—
Class C	7.67	(0.04)	—	1.53	1.49	—	—	—	—	1.49	9.16	19.43		14,790	2.35		2.35		2.35		(0.45)		—
Class Y	8.19	0.06	—	1.66	1.72	—	—	—	—	1.72	9.91	21.00		6,058	1.13		1.13		1.13		0.77		—
The Hartford International Small Company Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	17.99	0.04	—	(2.04)	(2.00)	(0.16)	(1.95)	—	(2.11)	(4.11)	13.88	(11.83)(f)		119,053	1.48	(e)	1.48	(e)	1.48	(e)	0.71	(e)	51
Class B	17.35	—	—	(1.97)	(1.97)	(0.06)	(1.95)	—	(2.01)	(3.98)	13.37	(12.15	)(f)	15,619	2.47	(e)	2.19	(e)	2.19	(e)	0.00	(e)	—
Class C	17.16	(0.01)	—	(1.93)	(1.94)	(0.07)	(1.95)	—	(2.02)	(3.96)	13.20	(12.13	)(f)	25,188	2.23	(e)	2.23	(e)	2.23	(e)	(0.06	)(e)	—
Class I	17.10	0.16	—	(1.22)	(1.06)	(0.22)	(1.95)	—	(2.17)	(3.23)	13.87	(11.67	)(f)	583	1.15	(e)	1.15	(e)	1.15	(e)	1.54	(e)	—
Class Y	18.26	0.05	—	(2.04)	(1.99)	(0.23)	(1.95)	—	(2.18)	(4.17)	14.09	(11.60	)(f)	128,944	1.00	(e)	1.00	(e)	1.00	(e)	1.28	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford International Small Company Fund — (continued)
For the Year Ended October 31, 2007
Class A	$16.19	$0.03	$—	$3.92	$3.95	$(0.15)	$(2.00)	$—	$(2.15)	$1.80	$17.99	27.90%		$153,290	1.49%		1.49%		1.49%		0.33%		96%
Class B	15.72	(0.05)	—	3.76	3.71	(0.08)	(2.00)	—	(2.08)	1.63	17.35	26.97		19,562	2.44		2.26		2.26		(0.47)		—
Class C	15.55	(0.02)	—	3.69	3.67	(0.06)	(2.00)	—	(2.06)	1.61	17.16	26.98		33,033	2.23		2.23		2.23		(0.43)		—
Class Y	16.37	0.02	—	4.06	4.08	(0.19)	(2.00)	—	(2.19)	1.89	18.26	28.48		132,411	1.01		1.01		1.01		0.75		—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	17.10	0.02	—	0.90	0.92	—	—	—	—	0.92	18.02	5.38	(f)	174	1.19	(e)	1.19	(e)	1.19	(e)	0.77	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	14.27	0.08	—	3.62	3.70	(0.25)	(1.53)	—	(1.78)	1.92	16.19	29.36		69,998	1.74		1.60		1.60		0.56		107
Class B	13.91	(0.01)	—	3.51	3.50	(0.16)	(1.53)	—	(1.69)	1.81	15.72	28.51		11,960	2.66		2.24		2.24		(0.08)		—
Class C	13.78	(0.03)	—	3.48	3.45	(0.15)	(1.53)	—	(1.68)	1.77	15.55	28.35		18,486	2.43		2.35		2.35		(0.22)		—
Class Y	14.41	0.15	—	3.64	3.79	(0.30)	(1.53)	—	(1.83)	1.96	16.37	29.89		86,707	1.20		1.20		1.20		0.97		—
For the Year Ended October 31, 2005
Class A	13.44	0.06	—	2.25	2.31	—	(1.48)	—	(1.48)	0.83	14.27	18.90		34,896	1.82		1.60		1.60		0.71		112
Class B	13.23	—	—	2.16	2.16	—	(1.48)	—	(1.48)	0.68	13.91	17.96		6,101	2.78		2.35		2.35		(0.02)		—
Class C	13.12	(0.01)	—	2.15	2.14	—	(1.48)	—	(1.48)	0.66	13.78	17.96		12,614	2.46		2.35		2.35		(0.06)		—
Class Y	13.54	0.12	—	2.27	2.39	(0.04)	(1.48)	—	(1.52)	0.87	14.41	19.40		65,828	1.28		1.20		1.20		1.13		—
For the Year Ended October 31, 2004
Class A	12.93	0.07	—	1.31	1.38	—	(0.87)	—	(0.87)	0.51	13.44	11.39		23,934	1.99		1.65		1.65		0.90		119
Class B	12.82	0.02	—	1.26	1.28	—	(0.87)	—	(0.87)	0.41	13.23	10.62		3,726	2.89		2.35		2.35		0.15		—
Class C	12.72	0.03	—	1.24	1.27	—	(0.87)	—	(0.87)	0.40	13.12	10.63		10,072	2.60		2.35		2.35		0.27		—
Class Y	13.02	0.14	—	1.30	1.44	(0.05)	(0.87)	—	(0.92)	0.52	13.54	11.80		42,449	1.41		1.20		1.20		1.26		—
For the Year Ended October 31, 2003 (h)
Class A	8.37	0.07	—	4.51	4.58	(0.02)	—	—	(0.02)	4.56	12.93	54.76		12,320	2.36		1.65		1.65		0.72		166
Class B	8.34	0.01	—	4.47	4.48	—	—	—	—	4.48	12.82	53.72		2,237	3.09		2.35		2.35		0.03		—
Class C	8.28	0.01	—	4.43	4.44	—	—	—	—	4.44	12.72	53.62		3,004	2.96		2.35		2.35		(0.03)		—
Class Y	8.43	0.09	—	4.56	4.65	(0.06)	—	—	(0.06)	4.59	13.02	55.47		25,154	1.64		1.20		1.20		0.93		—
The Hartford LargeCap Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	11.07	(0.01)	—	(1.43)	(1.44)	—	(0.19)	—	(0.19)	(1.63)	9.44	(13.15	)(f)	10,146	1.56	(e)	1.25	(e)	1.25	(e)	(0.18	)(e)	82
Class B	10.99	(0.04)	—	(1.43)	(1.47)	—	(0.19)	—	(0.19)	(1.66)	9.33	(13.52	)(f)	393	2.49	(e)	2.00	(e)	2.00	(e)	(0.94	)(e)	—
Class C	10.99	(0.03)	—	(1.43)	(1.46)	—	(0.19)	—	(0.19)	(1.65)	9.34	(13.43	)(f)	730	2.46	(e)	2.00	(e)	2.00	(e)	(0.94	)(e)	—
Class Y	11.09	0.01	—	(1.43)	(1.42)	—	(0.19)	—	(0.19)	(1.61)	9.48	(12.94	)(f)	97	1.27	(e)	0.85	(e)	0.85	(e)	0.22	(e)	—
From (commencement of operations) November 30, 2006, through October 31, 2007
Class A	10.00	(0.01)	—	1.09	1.08	(0.01)	—	—	(0.01)	1.07	11.07	10.84	(f)	11,349	1.54	(e)	1.11	(e)	1.11	(e)	(0.08	)(e)	129
Class B	10.00	(0.08)	—	1.08	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97	(f)	360	2.40	(e)	1.96	(e)	1.96	(e)	(0.93	)(e)	—
Class C	10.00	(0.07)	—	1.07	1.00	(0.01)	—	—	(0.01)	0.99	10.99	9.97	(f)	545	2.37	(e)	1.93	(e)	1.93	(e)	(0.94	)(e)	—
Class Y	10.00	0.02	—	1.09	1.11	(0.02)	—	—	(0.02)	1.09	11.09	11.08	(f)	111	1.28	(e)	0.85	(e)	0.85	(e)	0.20	(e)	—
The Hartford MidCap Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	26.89	(0.02)	—	(1.77)	(1.79)	(0.11)	(3.96)	—	(4.07)	(5.86)	21.03	(6.86	)(f)	1,988,190	1.23	(e)	1.23	(e)	1.23	(e)	(0.16	)(e)	39
Class B	24.23	(0.09)	—	(1.59)	(1.68)	—	(3.96)	—	(3.96)	(5.64)	18.59	(7.22	)(f)	355,403	2.00	(e)	2.00	(e)	2.00	(e)	(0.93	)(e)	—
Class C	24.40	(0.08)	—	(1.61)	(1.69)	—	(3.96)	—	(3.96)	(5.65)	18.75	(7.21	)(f)	442,509	1.92	(e)	1.92	(e)	1.92	(e)	(0.84	)(e)	—
Class Y	28.74	0.03	—	(1.89)	(1.86)	(0.20)	(3.96)	—	(4.16)	(6.02)	22.72	(6.63	)(f)	224,979	0.80	(e)	0.80	(e)	0.80	(e)	0.27	(e)	—
For the Year Ended October 31, 2007
Class A	25.31	0.05	0.02	5.53	5.60	—	(4.02)	—	(4.02)	1.58	26.89	25.96	(i)	2,205,026	1.22		1.22		1.22		0.20		76
Class B	23.35	(0.13)	0.02	5.01	4.90	—	(4.02)	—	(4.02)	0.88	24.23	24.98	(i)	454,927	1.99		1.99		1.99		(0.52)		—
Class C	23.47	(0.11)	0.02	5.04	4.95	—	(4.02)	—	(4.02)	0.93	24.40	25.08	(i)	528,342	1.91		1.91		1.91		(0.44)		—
Class Y	26.68	0.28	0.03	5.77	6.08	—	(4.02)	—	(4.02)	2.06	28.74	26.50	(i)	134,914	0.79		0.79		0.79		0.73		—
For the Year Ended October 31, 2006
Class A	26.32	(0.03)	—	3.44	3.41	—	(4.42)	—	(4.42)	(1.01)	25.31	14.84		1,837,361	1.27		1.27		1.27		(0.13)		84
Class B	24.77	(0.22)	—	3.22	3.00	—	(4.42)	—	(4.42)	(1.42)	23.35	13.97		449,488	2.04		2.04		2.04		(0.90)		—
Class C	24.86	(0.20)	—	3.23	3.03	—	(4.42)	—	(4.42)	(1.39)	23.47	14.06		499,039	1.96		1.96		1.96		(0.82)		—
Class Y	27.42	0.08	—	3.60	3.68	—	(4.42)	—	(4.42)	(0.74)	26.68	15.31		184,149	0.81		0.81		0.81		0.33		—
For the Year Ended October 31, 2005
Class A	22.61	(0.05)	—	4.24	4.19	—	(0.48)	—	(0.48)	3.71	26.32	18.85		1,677,327	1.30		1.30		1.30		(0.20)		74
Class B	21.47	(0.24)	—	4.02	3.78	—	(0.48)	—	(0.48)	3.30	24.77	17.92		464,175	2.08		2.08		2.08		(0.98)		—
Class C	21.52	(0.22)	—	4.04	3.82	—	(0.48)	—	(0.48)	3.34	24.86	18.07		499,502	1.99		1.99		1.99		(0.89)		—
Class Y	23.43	0.07	—	4.40	4.47	—	(0.48)	—	(0.48)	3.99	27.42	19.40		139,273	0.83		0.83		0.83		0.26		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford MidCap Fund — (continued)
For the Year Ended October 31, 2004
Class A	$20.58	$(0.09)	$—	$2.12	$2.03	$—	$—	$—	$—	$2.03	$22.61	9.86%		$1,544,968	1.37%		1.37%		1.37%		(0.41)%		52%
Class B	19.68	(0.25)	—	2.04	1.79	—	—	—	—	1.79	21.47	9.10		438,658	2.11		2.11		2.11		(1.15)		—
Class C	19.71	(0.23)	—	2.04	1.81	—	—	—	—	1.81	21.52	9.18		484,268	2.02		2.02		2.02		(1.06)		—
Class Y	21.21	0.02	—	2.20	2.22	—	—	—	—	2.22	23.43	10.47		104,534	0.85		0.85		0.85		0.11		—
For the Year Ended October 31, 2003
Class A	15.50	(0.08)	—	5.16	5.08	—	—	—	—	5.08	20.58	32.77		1,413,021	1.50		1.48		1.48		(0.58)		70
Class B	14.93	(0.20)	—	4.95	4.75	—	—	—	—	4.75	19.68	31.82		424,959	2.23		2.20		2.20		(1.30)		—
Class C	14.94	(0.18)	—	4.95	4.77	—	—	—	—	4.77	19.71	31.93		477,891	2.10		2.10		2.10		(1.21)		—
Class Y	15.88	—	—	5.33	5.33	—	—	—	—	5.33	21.21	33.56		83,996	0.90		0.90		0.90		(0.01)		—
The Hartford MidCap Growth Fund (formerly known as The Hartford Select MidCap Growth Fund)
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	12.73	—	—	(1.43)	(1.43)	—	(1.58)	—	(1.58)	(3.01)	9.72	(12.09	)(f)	33,283	1.50	(e)	1.34	(e)	1.34	(e)	0.05	(e)	96
Class B	12.50	(0.04)	—	(1.39)	(1.43)	—	(1.58)	—	(1.58)	(3.01)	9.49	(12.34	)(f)	4,328	2.50	(e)	1.85	(e)	1.85	(e)	(0.86	)(e)	—
Class C	12.46	(0.05)	—	(1.39)	(1.44)	—	(1.58)	—	(1.58)	(3.02)	9.44	(12.47	)(f)	4,996	2.33	(e)	2.00	(e)	2.00	(e)	(1.21	)(e)	—
Class Y	12.88	0.03	—	(1.47)	(1.44)	—	(1.58)	—	(1.58)	(3.02)	9.86	(12.02	)(f)	219	0.96	(e)	0.95	(e)	0.95	(e)	0.95	(e)	—
For the Year Ended October 31, 2007
Class A	11.28	(0.05)	—	1.98	1.93	—	(0.48)	—	(0.48)	1.45	12.73	17.76		22,074	1.60		1.37		1.37		(0.43)		186
Class B	11.14	(0.11)	—	1.95	1.84	—	(0.48)	—	(0.48)	1.36	12.50	17.15		4,509	2.55		1.96		1.96		(1.01)		—
Class C	11.13	(0.13)	—	1.94	1.81	—	(0.48)	—	(0.48)	1.33	12.46	16.89		4,772	2.40		2.12		2.12		(1.17)		—
Class Y	11.36	(0.57)	—	2.57	2.00	—	(0.48)	—	(0.48)	1.52	12.88	18.28		115	1.11		1.03		1.03		(0.44)		—
For the Year Ended October 31, 2006
Class A	10.14	(0.08)	—	1.32	1.24	—	(0.10)	—	(0.10)	1.14	11.28	12.31		23,542	1.69		1.50		1.50		(0.85)		99
Class B	10.08	(0.15)	—	1.31	1.16	—	(0.10)	—	(0.10)	1.06	11.14	11.58		3,725	2.67		2.11		2.11		(1.46)		—
Class C	10.08	(0.15)	—	1.30	1.15	—	(0.10)	—	(0.10)	1.05	11.13	11.48		3,861	2.52		2.26		2.26		(1.60)		—
Class Y	10.17	(0.04)	—	1.33	1.29	—	(0.10)	—	(0.10)	1.19	11.36	12.77		28,868	1.13		1.11		1.11		(0.45)		—
From (commencement of operations) January 1, 2005, through October 31, 2005
Class A	10.06	(0.06)	—	0.14	0.08	—	—	—	—	0.08	10.14	0.80	(f)	14,995	2.22	(e)	1.50	(e)	1.50	(e)	(0.95	)(e)	97
Class B	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(f)	2,354	3.35	(e)	2.25	(e)	2.25	(e)	(1.70	)(e)	—
Class C	10.06	(0.09)	—	0.11	0.02	—	—	—	—	0.02	10.08	0.20	(f)	1,741	3.26	(e)	2.25	(e)	2.25	(e)	(1.70	)(e)	—
Class Y	10.06	(0.05)	—	0.16	0.11	—	—	—	—	0.11	10.17	1.09	(f)	210	1.66	(e)	1.10	(e)	1.10	(e)	(0.55	)(e)	—
The Hartford MidCap Value Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	14.80	0.01	—	(2.33)	(2.32)	—	(2.48)	—	(2.48)	(4.80)	10.00	(17.70	)(f)	225,688	1.43	(e)	1.40	(e)	1.40	(e)	0.10	(e)	27
Class B	13.95	(0.03)	—	(2.17)	(2.20)	—	(2.48)	—	(2.48)	(4.68)	9.27	(17.96	)(f)	43,270	2.30	(e)	2.10	(e)	2.10	(e)	(0.61	)(e)	—
Class C	13.96	(0.03)	—	(2.18)	(2.21)	—	(2.48)	—	(2.48)	(4.69)	9.27	(18.04	)(f)	44,531	2.14	(e)	2.14	(e)	2.14	(e)	(0.64	)(e)	—
Class Y	15.39	0.01	—	(2.42)	(2.41)	—	(2.48)	—	(2.48)	(4.89)	10.50	(17.58	)(f)	11,773	0.94	(e)	0.94	(e)	0.94	(e)	0.49	(e)	—
For the Year Ended October 31, 2007
Class A	14.57	—	—	2.14	2.14	—	(1.91)	—	(1.91)	0.23	14.80	16.72	(i)	311,227	1.39		1.39		1.39		0.00		46
Class B	13.93	(0.11)	—	2.04	1.93	—	(1.91)	—	(1.91)	0.02	13.95	15.86	(i)	60,957	2.23		2.15		2.15		(0.75)		—
Class C	13.93	(0.10)	—	2.04	1.94	—	(1.91)	—	(1.91)	0.03	13.96	15.94	(i)	63,292	2.10		2.10		2.10		(0.70)		—
Class Y	15.00	0.14	0.02	2.14	2.30	—	(1.91)	—	(1.91)	0.39	15.39	17.38	(i)	1,961	0.89		0.89		0.89		0.70		—
For the Year Ended October 31, 2006
Class A	13.29	0.01	—	2.59	2.60	—	(1.32)	—	(1.32)	1.28	14.57	21.37		305,002	1.45		1.40		1.40		0.06		40
Class B	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.46		62,580	2.28		2.15		2.15		(0.69)		—
Class C	12.85	(0.10)	—	2.50	2.40	—	(1.32)	—	(1.32)	1.08	13.93	20.45		63,302	2.16		2.15		2.15		(0.69)		—
Class Y	13.59	0.08	—	2.65	2.73	—	(1.32)	—	(1.32)	1.41	15.00	21.90		31,100	0.94		0.94		0.94		0.48		—
For the Year Ended October 31, 2005
Class A	12.89	(0.04)	—	1.41	1.37	—	(0.97)	—	(0.97)	0.40	13.29	11.31		280,662	1.49		1.40		1.40		(0.31)		49
Class B	12.59	(0.14)	—	1.37	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		59,350	2.33		2.15		2.15		(1.06)		—
Class C	12.59	(0.15)	—	1.38	1.23	—	(0.97)	—	(0.97)	0.26	12.85	10.40		61,194	2.19		2.15		2.15		(1.06)		—
Class Y	13.11	0.01	—	1.44	1.45	—	(0.97)	—	(0.97)	0.48	13.59	11.76		39,965	0.96		0.96		0.96		0.13		—
For the Year Ended October 31, 2004
Class A	11.32	(0.04)	—	1.61	1.57	—	—	—	—	1.57	12.89	13.87		280,173	1.56		1.45		1.45		(0.03)		46
Class B	11.12	(0.13)	—	1.60	1.47	—	—	—	—	1.47	12.59	13.22		60,558	2.36		2.15		2.15		(1.04)		—
Class C	11.13	(0.13)	—	1.59	1.46	—	—	—	—	1.46	12.59	13.12		67,132	2.20		2.15		2.15		(1.04)		—
Class Y	11.46	(0.01)	—	1.66	1.65	—	—	—	—	1.65	13.11	14.40		2,474	0.90		0.90		0.90		(0.12)		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford MidCap Value Fund — (continued)
For the Year Ended October 31, 2003 (h)
Class A	$8.34	$(0.03)	$—	$3.01	$2.98	$—	$—	$—	$—	$2.98	$11.32	35.73%		$155,614	1.60%		1.45%		1.45%		(0.35)%		56%
Class B	8.25	(0.09)	—	2.96	2.87	—	—	—	—	2.87	11.12	34.79		42,407	2.33		2.15		2.15		(1.05)		—
Class C	8.25	(0.09)	—	2.97	2.88	—	—	—	—	2.88	11.13	34.91		49,566	2.20		2.15		2.15		(1.05)		—
Class Y	8.39	0.02	—	3.05	3.07	—	—	—	—	3.07	11.46	36.59		29	1.03		1.00		1.00		0.16		—
The Hartford Money Market Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.54	(f)	402,637	0.98	(e)	0.90	(e)	0.90	(e)	3.08	(e)	N/A
Class B	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.17	(f)	40,370	1.71	(e)	1.65	(e)	1.65	(e)	2.28	(e)	—
Class C	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.21	(f)	111,051	1.56	(e)	1.56	(e)	1.56	(e)	2.30	(e)	—
Class R3	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.43	(f)	14	1.35	(e)	1.15	(e)	1.15	(e)	2.83	(e)	—
Class R4	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.57	(f)	62,384	0.91	(e)	0.85	(e)	0.85	(e)	2.91	(e)	—
Class R5	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.69	(f)	7,522	0.61	(e)	0.61	(e)	0.61	(e)	2.89	(e)	—
Class Y	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.74	(f)	3,750	0.51	(e)	0.51	(e)	0.51	(e)	3.49	(e)	—
For the Year Ended October 31, 2007
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.49		314,872	1.13		0.95		0.95		4.40		N/A
Class B	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.71		29,219	1.82		1.70		1.70		3.65		—
Class C	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.72		59,575	1.72		1.69		1.69		3.66		—
Class Y	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.90		2,707	0.58		0.55		0.55		4.77		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.63	(f)	10	1.36	(e)	1.20	(e)	1.20	(e)	4.16	(e)	—
Class R4	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	3.95	(f)	17,239	1.01	(e)	0.90	(e)	0.90	(e)	4.49	(e)	—
Class R5	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.18	(f)	1,229	0.72	(e)	0.60	(e)	0.60	(e)	4.79	(e)	—
For the Year Ended October 31, 2006
Class A	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.00		207,592	1.14		0.95		0.95		3.95		N/A
Class B	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		27,995	1.79		1.70		1.70		3.18		—
Class C	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	3.22		16,997	1.76		1.70		1.70		3.20		—
Class Y	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.34		13,628	0.61		0.55		0.55		4.29		—
For the Year Ended October 31, 2005
Class A	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.99		182,308	1.22		0.95		0.95		1.96		N/A
Class B	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		30,716	1.88		1.70		1.70		1.16		—
Class C	1.00	0.01	—	—	0.01	(0.01)	—	—	(0.01)	—	1.00	1.23		18,790	1.80		1.70		1.70		1.19		—
Class Y	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.40		16,114	0.61		0.55		0.55		2.47		—
For the Year Ended October 31, 2004
Class A	1.00	0.0030	—	—	0.0030	(0.0030)	—	—	(0.0030)	—	1.00	0.28		205,442	1.22		1.00		1.00		0.27		N/A
Class B	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		45,836	1.82		1.25		1.25		0.01		—
Class C	1.00	0.0001	—	—	0.0001	(0.0001)	—	—	(0.0001)	—	1.00	0.01		26,626	1.77		1.27		1.27		0.01		—
Class Y	1.00	0.0070	—	—	0.0070	(0.0070)	—	—	(0.0070)	—	1.00	0.72		9,698	0.56		0.55		0.55		0.96		—
For the Year Ended October 31, 2003
Class A	1.00	0.003	—	—	0.003	(0.003)	—	—	(0.003)	—	1.00	0.32		246,199	1.28		1.00		1.00		0.33		N/A
Class B	1.00	—	—	—	—	—	—	—	—	—	1.00	—		67,732	2.01		1.33	(n)	1.33	(n)	0.01		—
Class C	1.00	—	—	—	—	—	—	—	—	—	1.00	—		29,955	1.89		1.36	(n)	1.36	(n)	0.01		—
Class Y	1.00	0.008	—	—	0.008	(0.008)	—	—	(0.008)	—	1.00	0.78		1,162	0.68		0.55		0.55		0.84		—
The Hartford Retirement Income Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	10.09	0.18	—	(0.35)	(0.17)	(0.25)	(0.14)	—	(0.39)	(0.56)	9.53	(1.66	)(f)	3,670	2.16		0.49	(e)	0.49	(e)	3.87	(e)	9
Class B	10.10	0.15	—	(0.35)	(0.20)	(0.22)	(0.14)	—	(0.36)	(0.56)	9.54	(2.02	)(f)	315	2.98		1.24	(e)	1.24	(e)	3.15	(e)	—
Class C	10.11	0.10	—	(0.30)	(0.20)	(0.22)	(0.14)	—	(0.36)	(0.56)	9.55	(1.98	)(f)	977	2.82		1.25	(e)	1.25	(e)	2.07	(e)	—
Class R3	10.10	0.10	—	(0.30)	(0.20)	(0.23)	(0.14)	—	(0.37)	(0.57)	9.53	(1.93	)(f)	88	2.35		0.89	(e)	0.89	(e)	2.11	(e)	—
Class R4	10.10	0.11	—	(0.28)	(0.17)	(0.25)	(0.14)	—	(0.39)	(0.56)	9.54	(1.69	)(f)	1,340	1.82		0.60	(e)	0.60	(e)	2.14	(e)	—
Class R5	10.10	0.11	—	(0.26)	(0.15)	(0.26)	(0.14)	—	(0.40)	(0.55)	9.55	(1.45	)(f)	869	1.66		0.29	(e)	0.29	(e)	2.38	(e)	—
Class Y	10.10	0.21	—	(0.36)	(0.15)	(0.27)	(0.14)	—	(0.41)	(0.56)	9.54	(1.50	)(f)	122	1.90		0.13	(e)	0.13	(e)	4.48	(e)	—
For the Year Ended October 31, 2007
Class A	9.59	0.33	—	0.51	0.84	(0.34)	—	—	(0.34)	0.50	10.09	8.92		3,016	4.00		0.48		0.48		3.12		78
Class B	9.59	0.25	—	0.53	0.78	(0.27)	—	—	(0.27)	0.51	10.10	8.21		216	6.16		1.23		1.23		2.55		—
Class C	9.61	0.26	—	0.51	0.77	(0.27)	—	—	(0.27)	0.50	10.11	8.09		244	6.20		1.23		1.23		2.61		—
Class Y	9.60	0.36	—	0.51	0.87	(0.37)	—	—	(0.37)	0.50	10.10	9.22		124	5.16		0.18		0.18		3.64		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Retirement Income Fund (g) — (continued)
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	$9.66	$0.20	$—	$0.45	$0.65	$(0.21)	$—	$—	$(0.21)	$0.44	$10.10	6.76	%(f)	$11	5.27%		0.88	%(e)	0.88	%(e)	2.35	%(e)	—%
Class R4	9.66	0.22	—	0.45	0.67	(0.23)	—	—	(0.23)	0.44	10.10	7.00	(f)	16	4.85		0.59	(e)	0.59	(e)	2.66	(e)	—
Class R5	9.66	0.25	—	0.44	0.69	(0.25)	—	—	(0.25)	0.44	10.10	7.27	(f)	11	4.65		0.27	(e)	0.27	(e)	2.95	(e)	—
For the Year Ended October 31, 2006
Class A	9.87	0.62	—	(0.15)	0.47	(0.75)	—	—	(0.75)	(0.28)	9.59	5.03		420	18.36		0.54		0.54		2.54		37
Class B	9.87	0.63	—	(0.24)	0.39	(0.67)	—	—	(0.67)	(0.28)	9.59	4.21		173	16.36		1.30		1.30		1.89		—
Class C	9.87	0.63	—	(0.22)	0.41	(0.67)	—	—	(0.67)	(0.26)	9.61	4.42		161	15.65		1.30		1.30		1.88		—
Class Y	9.86	0.71	—	(0.19)	0.52	(0.78)	—	—	(0.78)	(0.26)	9.60	5.55		114	15.43		0.24		0.24		2.96		—
From (commencement of operations) September 30, 2005, through October 31, 2005)
Class A	10.00	0.02	—	(0.14)	(0.12)	(0.01)	—	—	(0.01)	(0.13)	9.87	(1.22	)(f)	47	0.63	(e)	0.53	(e)	0.53	(e)	4.08	(e)	83
Class B	10.00	0.01	—	(0.14)	(0.13)	—	—	—	—	(0.13)	9.87	(1.29	)(f)	10	1.36	(e)	1.26	(e)	1.26	(e)	1.76	(e)	—
Class C	10.00	0.01	—	(0.14)	(0.13)	—	—	—	—	(0.13)	9.87	(1.29	)(f)	10	1.36	(e)	1.26	(e)	1.26	(e)	1.76	(e)	—
Class Y	10.00	0.01	—	(0.14)	(0.13)	(0.01)	—	—	(0.01)	(0.14)	9.86	(1.30	)(f)	10	0.28	(e)	0.28	(e)	0.28	(e)	2.75	(e)	—
The Hartford Select MidCap Value Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	12.17	0.05	—	(1.41)	(1.36)	(0.01)	(1.23)	—	(1.24)	(2.60)	9.57	(11.86	)(f)	25,021	1.43	(e)	1.30	(e)	1.30	(e)	0.87	(e)	75
Class B	11.96	0.02	—	(1.38)	(1.36)	—	(1.23)	—	(1.23)	(2.59)	9.37	(12.10	)(f)	3,366	2.43	(e)	1.81	(e)	1.81	(e)	0.34	(e)	—
Class C	11.95	—	—	(1.37)	(1.37)	—	(1.23)	—	(1.23)	(2.60)	9.35	(12.20	)(f)	4,994	2.20	(e)	2.02	(e)	2.02	(e)	0.15	(e)	—
Class Y	12.21	0.06	—	(1.40)	(1.34)	(0.06)	(1.23)	—	(1.29)	(2.63)	9.58	(11.66	)(f)	49,123	0.87	(e)	0.87	(e)	0.87	(e)	1.26	(e)	—
For the Year Ended October 31, 2007
Class A	12.41	0.05	—	0.21	0.26	—	(0.50)	—	(0.50)	(0.24)	12.17	2.16		39,238	1.42		1.33		1.33		0.38		209
Class B	12.28	(0.04)	—	0.22	0.18	—	(0.50)	—	(0.50)	(0.32)	11.96	1.51		4,322	2.35		2.01		2.01		(0.29)		—
Class C	12.28	(0.04)	—	0.21	0.17	—	(0.50)	—	(0.50)	(0.33)	11.95	1.42		8,300	2.17		2.07		2.07		(0.36)		—
Class Y	12.40	0.03	—	0.28	0.31	—	(0.50)	—	(0.50)	(0.19)	12.21	2.58		53,873	0.84		0.83		0.83		0.83		—
For the Year Ended October 31, 2006
Class A	10.79	—	—	1.87	1.87	(0.01)	(0.24)	—	(0.25)	1.62	12.41	17.66		47,937	1.69		1.55		1.55		(0.10)		63
Class B	10.75	(0.10)	—	1.87	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79		4,137	2.67		2.30		2.30		(0.84)		—
Class C	10.75	(0.09)	—	1.86	1.77	—	(0.24)	—	(0.24)	1.53	12.28	16.79		7,417	2.53		2.30		2.30		(0.84)		—
Class Y	10.81	0.07	—	1.81	1.88	(0.05)	(0.24)	—	(0.29)	1.59	12.40	17.79		20,025	1.33		1.15		1.15		0.26		—
From (commencement of operations) April 29, 2005, through October 31, 2005
Class A	10.00	—	—	0.79	0.79	—	—	—	—	0.79	10.79	7.90	(f)	22,423	1.67	(e)	1.55	(e)	1.55	(e)	(0.08	)(e)	30
Class B	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50	(f)	1,714	2.64	(e)	2.30	(e)	2.30	(e)	(0.92	)(e)	—
Class C	10.00	(0.03)	—	0.78	0.75	—	—	—	—	0.75	10.75	7.50	(f)	2,885	2.53	(e)	2.30	(e)	2.30	(e)	(0.96	)(e)	—
Class Y	10.00	0.02	—	0.79	0.81	—	—	—	—	0.81	10.81	8.10	(f)	541	1.36	(e)	1.15	(e)	1.15	(e)	0.37	(e)	—
The Hartford Select SmallCap Value Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	11.79	0.04	—	(1.79)	(1.75)	(0.06)	(0.75)	—	(0.81)	(2.56)	9.23	(15.60	)(f)	16,611	1.40	(e)	1.40	(e)	1.40	(e)	0.90	(e)	14
Class B	11.65	—	—	(1.77)	(1.77)	—	(0.75)	—	(0.75)	(2.52)	9.13	(15.94	)(f)	498	2.48	(e)	2.27	(e)	2.27	(e)	0.03	(e)	—
Class C	11.66	—	—	(1.77)	(1.77)	—	(0.75)	—	(0.75)	(2.52)	9.14	(15.92	)(f)	756	2.49	(e)	2.26	(e)	2.26	(e)	0.04	(e)	—
Class Y	11.80	0.05	—	(1.78)	(1.73)	(0.09)	(0.75)	—	(0.84)	(2.57)	9.23	(15.43	)(f)	89,217	1.09	(e)	1.09	(e)	1.09	(e)	1.20	(e)	—
For the Year Ended October 31, 2007
Class A	10.96	0.07	—	0.78	0.85	—	(0.02)	—	(0.02)	0.83	11.79	7.78		19,106	1.40		1.40		1.40		0.67		58
Class B	10.93	(0.02)	—	0.76	0.74	—	(0.02)	—	(0.02)	0.72	11.65	6.79		587	2.38		2.36		2.36		(0.25)		—
Class C	10.93	(0.02)	—	0.77	0.75	—	(0.02)	—	(0.02)	0.73	11.66	6.88		749	2.33		2.33		2.33		(0.27)		—
Class Y	10.97	0.10	—	0.78	0.88	(0.03)	(0.02)	—	(0.05)	0.83	11.80	8.09		91,189	1.13		1.13		1.13		0.97		—
From (commencement of operations) July 31, 2006, through October 31, 2006 (h)
Class A	10.00	0.02	—	0.94	0.96	—	—	—	—	0.96	10.96	9.60	(f)	15,872	1.73	(e)	1.60	(e)	1.60	(e)	0.78	(e)	10
Class B	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30	(f)	308	2.53	(e)	2.35	(e)	2.35	(e)	0.03	(e)	—
Class C	10.00	—	—	0.93	0.93	—	—	—	—	0.93	10.93	9.30	(f)	280	2.51	(e)	2.35	(e)	2.35	(e)	0.03	(e)	—
Class Y	10.00	0.01	—	0.96	0.97	—	—	—	—	0.97	10.97	9.70	(f)	1,538	1.71	(e)	1.20	(e)	1.20	(e)	0.79	(e)	—
The Hartford Short Duration Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	9.82	0.20	—	(0.27)	(0.07)	(0.20)	—	—	(0.20)	(0.27)	9.55	(0.71	)(f)	37,470	0.94	(e)	0.90	(e)	0.90	(e)	4.11	(e)	41
Class B	9.82	0.17	—	(0.27)	(0.10)	(0.17)	—	—	(0.17)	(0.27)	9.55	(1.08	)(f)	5,768	1.83	(e)	1.65	(e)	1.65	(e)	3.41	(e)	—
Class C	9.82	0.17	—	(0.26)	(0.09)	(0.17)	—	—	(0.17)	(0.26)	9.56	(0.98	)(f)	29,297	1.68	(e)	1.65	(e)	1.65	(e)	3.35	(e)	—
Class Y	9.81	0.22	—	(0.27)	(0.05)	(0.22)	—	—	(0.22)	(0.27)	9.54	(0.56	)(f)	139,375	0.58	(e)	0.58	(e)	0.58	(e)	4.48	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Short Duration Fund — (continued)
For the Year Ended October 31, 2007
Class A	$9.89	$0.44	$—	$(0.07)	$0.37	$(0.44)	$—	$—	$(0.44)	$(0.07)	$9.82	3.80%		$34,606	1.04%		0.90%		0.90%		4.49%		68%
Class B	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91		6,349	1.90		1.65		1.65		3.73		—
Class C	9.90	0.37	—	(0.09)	0.28	(0.36)	—	—	(0.36)	(0.08)	9.82	2.91		22,322	1.77		1.65		1.65		3.74		—
Class Y	9.88	0.47	—	(0.08)	0.39	(0.46)	—	—	(0.46)	(0.07)	9.81	4.08		142,224	0.64		0.64		0.64		4.75		—
For the Year Ended October 31, 2006
Class A	9.85	0.35	—	0.04	0.39	(0.35)	—	—	(0.35)	0.04	9.89	4.02		26,726	1.10		0.90		0.90		3.53		119
Class B	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33		6,760	1.92		1.65		1.65		2.77		—
Class C	9.85	0.27	—	0.05	0.32	(0.27)	—	—	(0.27)	0.05	9.90	3.33		14,382	1.83		1.65		1.65		2.76		—
Class Y	9.84	0.37	—	0.04	0.41	(0.37)	—	—	(0.37)	0.04	9.88	4.28		102,198	0.68		0.65		0.65		3.78		—
For the Year Ended October 31, 2005
Class A	10.08	0.33	—	(0.24)	0.09	(0.32)	—	—	(0.32)	(0.23)	9.85	0.92		29,212	1.05		0.90		0.90		3.23		123
Class B	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17		8,814	1.89		1.65		1.65		2.47		—
Class C	10.08	0.25	—	(0.23)	0.02	(0.25)	—	—	(0.25)	(0.23)	9.85	0.17		22,973	1.78		1.65		1.65		2.47		—
Class Y	10.07	0.35	—	(0.23)	0.12	(0.35)	—	—	(0.35)	(0.23)	9.84	1.18		82,439	0.67		0.65		0.65		3.53		—
For the Year Ended October 31, 2004
Class A	10.14	0.30	—	(0.06)	0.24	(0.30)	—	—	(0.30)	(0.06)	10.08	2.40		39,148	1.06		0.95		0.95		2.95		108
Class B	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68		12,267	1.84		1.65		1.65		2.26		—
Class C	10.14	0.23	—	(0.06)	0.17	(0.23)	—	—	(0.23)	(0.06)	10.08	1.68		34,949	1.76		1.65		1.65		2.26		—
From inception November 28, 2003, through October 31, 2004
Class Y	10.11	0.30	—	(0.04)	0.26	(0.30)	—	—	(0.30)	(0.04)	10.07	2.62	(f)	31,429	0.61	(e)	0.60	(e)	0.60	(e)	3.03	(e)	—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.30	—	0.14	0.44	(0.30)	—	—	(0.30)	0.14	10.14	4.48	(f)	32,753	1.34	(e)	0.95	(e)	0.95	(e)	3.14	(e)	113
Class B	10.00	0.23	—	0.14	0.37	(0.23)	—	—	(0.23)	0.14	10.14	3.77	(f)	10,206	2.09	(e)	1.65	(e)	1.65	(e)	2.46	(e)	—
Class C	10.00	0.23	—	0.14	0.37	(0.23)	—	—	(0.23)	0.14	10.14	3.77	(f)	30,660	1.96	(e)	1.65	(e)	1.65	(e)	2.44	(e)	—
The Hartford Small Company Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	24.46	(0.03)	—	(3.08)	(3.11)	—	(2.63)	—	(2.63)	(5.74)	18.72	(13.58	)(f)	334,888	1.38	(e)	1.38	(e)	1.38	(e)	(0.33	)(e)	73
Class B	22.30	(0.10)	—	(2.77)	(2.87)	—	(2.63)	—	(2.63)	(5.50)	16.80	(13.85	)(f)	35,898	2.29	(e)	2.05	(e)	2.05	(e)	(0.99	)(e)	—
Class C	22.32	(0.09)	—	(2.80)	(2.89)	—	(2.63)	—	(2.63)	(5.52)	16.80	(13.93	)(f)	55,543	2.14	(e)	2.14	(e)	2.14	(e)	(1.08	)(e)	—
Class I	24.55	—	—	(3.09)	(3.09)	—	(2.63)	—	(2.63)	(5.72)	18.83	(13.43	)(f)	12,382	1.06	(e)	1.06	(e)	1.06	(e)	0.06	(e)	—
Class R3	25.83	(0.03)	—	(3.29)	(3.32)	—	(2.63)	—	(2.63)	(5.95)	19.88	(13.68	)(f)	1,948	1.65	(e)	1.65	(e)	1.65	(e)	(0.62	)(e)	—
Class R4	25.91	(0.02)	—	(3.28)	(3.30)	—	(2.63)	—	(2.63)	(5.93)	19.98	(13.55	)(f)	15,839	1.29	(e)	1.29	(e)	1.29	(e)	(0.21	)(e)	—
Class R5	25.97	—	—	(3.28)	(3.28)	—	(2.63)	—	(2.63)	(5.91)	20.06	(13.43	)(f)	4,934	0.99	(e)	0.99	(e)	0.99	(e)	0.06	(e)	—
Class Y	26.00	0.02	—	(3.29)	(3.27)	—	(2.63)	—	(2.63)	(5.90)	20.10	(13.37	)(f)	221,024	0.89	(e)	0.89	(e)	0.89	(e)	0.18	(e)	—
For the Year Ended October 31, 2007
Class A	21.58	(0.09)	0.07	4.77	4.75	—	(1.87)	—	(1.87)	2.88	24.46	23.88	(i)	299,819	1.41		1.40		1.40		(0.44)		186
Class B	19.97	(0.26)	0.10	4.36	4.20	—	(1.87)	—	(1.87)	2.33	22.30	22.97	(i)	52,549	2.28		2.12		2.12		(1.16)		—
Class C	20.00	(0.23)	0.08	4.34	4.19	—	(1.87)	—	(1.87)	2.32	22.32	22.88	(i)	63,650	2.15		2.15		2.15		(1.19)		—
Class I	21.59	(0.01)	—	4.84	4.83	—	(1.87)	—	(1.87)	2.96	24.55	24.28	(i)	3,886	1.12		1.12		1.12		(0.16)		—
Class Y	22.73	0.02	0.06	5.06	5.14	—	(1.87)	—	(1.87)	3.27	26.00	24.44	(i)	194,096	0.91		0.91		0.91		0.09		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	21.95	(0.07)	—	3.95	3.88	—	—	—	—	3.88	25.83	17.68	(f)	181	1.84	(e)	1.65	(e)	1.65	(e)	(0.69	)(e)	—
Class R4	21.95	(0.03)	—	3.99	3.96	—	—	—	—	3.96	25.91	18.04	(f)	9,809	1.34	(e)	1.34	(e)	1.34	(e)	(0.54	)(e)	—
Class R5	21.95	(0.01)	—	4.03	4.02	—	—	—	—	4.02	25.97	18.31	(f)	588	1.07	(e)	1.05	(e)	1.05	(e)	(0.38	)(e)	—
For the Year Ended October 31, 2006
Class A	18.45	(0.18)	—	3.31	3.13	—	—	—	—	3.13	21.58	16.96		194,656	1.48		1.40		1.40		(0.87)		170
Class B	17.20	(0.36)	—	3.13	2.77	—	—	—	—	2.77	19.97	16.10		52,036	2.32		2.15		2.15		(1.62)		—
Class C	17.22	(0.32)	—	3.10	2.78	—	—	—	—	2.78	20.00	16.14		47,744	2.23		2.15		2.15		(1.62)		—
Class Y	19.33	(0.06)	—	3.46	3.40	—	—	—	—	3.40	22.73	17.59		108,770	0.95		0.95		0.95		(0.39)		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	20.70	(0.01)	—	0.90	0.89	—	—	—	—	0.89	21.59	4.30	(f)	69	1.38	(e)	1.15	(e)	1.15	(e)	(0.58	)(e)	—
For the Year Ended October 31, 2005
Class A	15.09	(0.16)	—	3.52	3.36	—	—	—	—	3.36	18.45	22.27		159,577	1.57		1.40		1.40		(0.88)		104
Class B	14.17	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.20	21.38		56,664	2.39		2.15		2.15		(1.63)		—
Class C	14.19	(0.29)	—	3.32	3.03	—	—	—	—	3.03	17.22	21.35		44,564	2.30		2.15		2.15		(1.63)		—
Class Y	15.74	(0.07)	—	3.66	3.59	—	—	—	—	3.59	19.33	22.81		43,274	0.97		0.97		0.97		(0.43)		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Small Company Fund — (continued)
For the Year Ended October 31, 2004
Class A	$14.28	$(0.18)	$—	$0.99	$0.81	$—	$—	$—	$—	$0.81	$15.09	5.67%		$156,278	1.62%		1.45%		1.45%		(1.15)%		142%
Class B	13.51	(0.27)	—	0.93	0.66	—	—	—	—	0.66	14.17	4.88		58,438	2.40		2.15		2.15		(1.85)		—
Class C	13.52	(0.28)	—	0.95	0.67	—	—	—	—	0.67	14.19	4.96		49,327	2.30		2.15		2.15		(1.85)		—
Class Y	14.83	(0.06)	—	0.97	0.91	—	—	—	—	0.91	15.74	6.14		15,731	0.99		0.99		0.99		(0.71)		—
For the Year Ended October 31, 2003
Class A	9.93	(0.13)	—	4.48	4.35	—	—	—	—	4.35	14.28	43.81		141,327	1.63		1.45		1.45		(1.19)		179
Class B	9.46	(0.20)	—	4.25	4.05	—	—	—	—	4.05	13.51	42.81		58,286	2.36		2.15		2.15		(1.89)		—
Class C	9.47	(0.20)	—	4.25	4.05	—	—	—	—	4.05	13.52	42.77		52,010	2.23		2.15		2.15		(1.88)		—
Class Y	10.27	(0.09)	—	4.65	4.56	—	—	—	—	4.56	14.83	44.40		14,472	1.05		1.00		1.00		(0.73)		—
The Hartford SmallCap Growth Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	33.57	(0.03)	—	(4.48)	(4.51)	—	(3.35)	—	(3.35)	(7.86)	25.71	(14.18	)(f)	122,645	1.60	(e)	1.26	(e)	1.26	(e)	(0.20	)(e)	43
Class B	29.93	(0.09)	—	(3.96)	(4.05)	—	(3.35)	—	(3.35)	(7.40)	22.53	(14.39	)(f)	13,184	2.51	(e)	1.85	(e)	1.85	(e)	(0.78	)(e)	—
Class C	29.85	(0.13)	—	(3.95)	(4.08)	—	(3.35)	—	(3.35)	(7.43)	22.42	(14.55	)(f)	16,593	2.25	(e)	2.11	(e)	2.11	(e)	(1.05	)(e)	—
Class I	33.64	(0.01)	—	(4.49)	(4.50)	—	(3.35)	—	(3.35)	(7.85)	25.79	(14.11	)(f)	3,305	1.18	(e)	1.16	(e)	1.16	(e)	(0.09	)(e)	—
Class L	33.78	(0.01)	—	(4.51)	(4.52)	—	(3.35)	—	(3.35)	(7.87)	25.91	(14.11	)(f)	109,182	1.15	(e)	1.14	(e)	1.14	(e)	(0.07	)(e)	—
Class R3	34.16	(0.04)	—	(4.56)	(4.60)	—	(3.35)	—	(3.35)	(7.95)	26.21	(14.20	)(f)	12	2.08	(e)	1.42	(e)	1.42	(e)	(0.36	)(e)	—
Class R4	34.26	(0.01)	—	(4.60)	(4.61)	—	(3.35)	—	(3.35)	(7.96)	26.30	(14.19	)(f)	1,641	1.29	(e)	1.28	(e)	1.28	(e)	(0.27	)(e)	—
Class R5	34.34	0.01	—	(4.59)	(4.58)	—	(3.35)	—	(3.35)	(7.93)	26.41	(14.06	)(f)	9	1.02	(e)	1.02	(e)	1.02	(e)	0.04	(e)	—
Class Y	34.38	0.02	—	(4.59)	(4.57)	—	(3.35)	—	(3.35)	(7.92)	26.46	(14.00	)(f)	47,164	0.90	(e)	0.90	(e)	0.90	(e)	0.16	(e)	—
For the Year Ended October 31, 2007
Class A	31.32	(0.13)	—	2.38	2.25	—	—	—	—	2.25	33.57	7.18	(i)	162,102	1.62		1.31		1.31		(0.26)		105
Class B	28.12	(0.31)	—	2.12	1.81	—	—	—	—	1.81	29.93	6.44	(i)	17,352	2.42		2.00		2.00		(0.95)		—
Class C	28.07	(0.35)	—	2.13	1.78	—	—	—	—	1.78	29.85	6.34	(i)	23,778	2.21		2.15		2.15		(1.10)		—
Class I	31.33	(0.03)	—	2.34	2.31	—	—	—	—	2.31	33.64	7.37	(i)	4,614	1.21		1.15		1.15		(0.17)		—
Class L(k)	31.45	(0.13)	—	2.46	2.33	—	—	—	—	2.33	33.78	7.41	(i)	137,702	1.17		1.15		1.15		(0.37)		—
Class Y	31.95	0.02	—	2.41	2.43	—	—	—	—	2.43	34.38	7.61	(i)	46,466	0.93		0.93		0.93		0.12		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	32.34	(0.19)	—	2.01	1.82	—	—	—	—	1.82	34.16	5.63	(f)	11	1.69	(e)	1.65	(e)	1.65	(e)	(0.65	)(e)	—
Class R4	32.34	(0.02)	—	1.94	1.92	—	—	—	—	1.92	34.26	5.94	(f)	309	1.40	(e)	1.36	(e)	1.36	(e)	(0.43	)(e)	—
Class R5	32.34	(0.01)	—	2.01	2.00	—	—	—	—	2.00	34.34	6.18	(f)	11	1.09	(e)	1.05	(e)	1.05	(e)	(0.05	)(e)	—
For the Year Ended October 31, 2006
Class A	28.30	(0.06)	—	3.08	3.02	—	—	—	—	3.02	31.32	10.67		228,776	1.56		1.36		1.36		(0.30)		86
Class B	25.57	(0.26)	—	2.81	2.55	—	—	—	—	2.55	28.12	9.97		19,078	2.39		2.02		2.02		(0.95)		—
Class C	25.56	(0.27)	—	2.78	2.51	—	—	—	—	2.51	28.07	9.82		24,070	2.25		2.15		2.15		(1.08)		—
Class L	28.36	(0.02)	—	3.11	3.09	—	—	—	—	3.09	31.45	10.90		118,452	1.15		1.15		1.15		(0.08)		—
Class Y	28.74	0.04	—	3.17	3.21	—	—	—	—	3.21	31.95	11.17		107,906	0.92		0.92		0.92		0.15		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	28.90	(0.01)	—	2.44	2.43	—	—	—	—	2.43	31.33	8.41	(f)	239	1.28	(e)	1.16	(e)	1.16	(e)	(0.43	)(e)	—
For the Year Ended October 31, 2005
Class A	24.60	(0.15)	—	3.85	3.70	—	—	—	—	3.70	28.30	15.04		66,403	1.62		1.40		1.40		(0.65)		81
Class B	22.39	(0.32)	—	3.50	3.18	—	—	—	—	3.18	25.57	14.20		16,230	2.51		2.15		2.15		(1.40)		—
Class C	22.39	(0.28)	—	3.45	3.17	—	—	—	—	3.17	25.56	14.16		15,668	2.33		2.15		2.15		(1.40)		—
Class L	24.60	(0.13)	—	3.89	3.76	—	—	—	—	3.76	28.36	15.28		119,114	1.21		1.21		1.21		(0.46)		—
Class Y	24.88	(0.04)	—	3.90	3.86	—	—	—	—	3.86	28.74	15.52		55,933	0.98		0.98		0.98		(0.23)		—
For the Year Ended October 31, 2004
Class A	22.91	(0.15)	—	1.84	1.69	—	—	—	—	1.69	24.60	7.38		42,962	1.77		1.45		1.45		(0.81)		102
Class B	20.99	(0.28)	—	1.68	1.40	—	—	—	—	1.40	22.39	6.67		11,930	2.59		2.15		2.15		(1.51)		—
Class C	20.99	(0.27)	—	1.67	1.40	—	—	—	—	1.40	22.39	6.67		10,140	2.38		2.15		2.15		(1.51)		—
Class L	22.90	(0.19)	—	1.89	1.70	—	—	—	—	1.70	24.60	7.42		114,266	1.43		1.43		1.43		(0.79)		—
Class Y	23.06	(0.02)	—	1.84	1.82	—	—	—	—	1.82	24.88	7.89		5,788	1.03		1.03		1.03		(0.47)		—
For the Year Ended October 31, 2003
Class A	15.57	(0.09)	—	7.43	7.34	—	—	—	—	7.34	22.91	47.14		17,544	1.61		1.45		1.45		(0.83)		122
Class B	14.36	(0.15)	—	6.78	6.63	—	—	—	—	6.63	20.99	46.17		6,571	2.31		2.15		2.15		(1.53)		—
Class C	14.35	(0.16)	—	6.80	6.64	—	—	—	—	6.64	20.99	46.27		5,076	2.22		2.15		2.15		(1.53)		—
Class L	15.56	(0.15)	—	7.49	7.34	—	—	—	—	7.34	22.90	47.17		112,621	1.50		1.45		1.45		(0.80)		—
Class Y	15.61	(0.08)	—	7.53	7.45	—	—	—	—	7.45	23.06	47.72		1	1.11		1.10		1.10		(0.46)		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Stock Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	$24.47	$0.05	$—	$(3.02)	$(2.97)	$(0.03)	$—	$—	$(0.03)	$(3.00)	$21.47	(12.16	)%(f)	$536,296	1.40	%(e)	1.22	%(e)	1.22	%(e)	0.43	%(e)	41%
Class B	22.69	(0.05)	—	(2.80)	(2.85)	—	—	—	—	(2.85)	19.84	(12.56	)(f)	115,234	2.25	(e)	2.13	(e)	2.13	(e)	(0.48	)(e)	—
Class C	22.89	(0.04)	—	(2.83)	(2.87)	—	—	—	—	(2.87)	20.02	(12.54	)(f)	118,068	2.05	(e)	2.05	(e)	2.05	(e)	(0.40	)(e)	—
Class R3	25.40	0.01	—	(3.13)	(3.12)	(0.08)	—	—	(0.08)	(3.20)	22.20	(12.31	)(f)	30	1.65	(e)	1.50	(e)	1.50	(e)	0.12	(e)	—
Class R4	25.47	0.05	—	(3.15)	(3.10)	(0.05)	—	—	(0.05)	(3.15)	22.32	(12.18	)(f)	39	1.26	(e)	1.20	(e)	1.20	(e)	0.45	(e)	—
Class R5	25.53	0.09	—	(3.16)	(3.07)	(0.12)	—	—	(0.12)	(3.19)	22.34	(12.04	)(f)	10	0.93	(e)	0.90	(e)	0.90	(e)	0.76	(e)	—
Class Y	25.56	0.09	—	(3.14)	(3.05)	(0.16)	—	—	(0.16)	(3.21)	22.35	(11.98	)(f)	77,125	0.81	(e)	0.81	(e)	0.81	(e)	0.84	(e)	—
For the Year Ended October 31, 2007
Class A	21.04	0.07	0.03	3.43	3.53	(0.10)	—	—	(0.10)	3.43	24.47	16.82	(i)	665,897	1.37		1.28		1.28		0.26		96
Class B	19.58	(0.19)	0.04	3.26	3.11	—	—	—	—	3.11	22.69	15.88	(i)	170,341	2.20		2.11		2.11		(0.57)		—
Class C	19.73	(0.12)	0.03	3.25	3.16	—	—	—	—	3.16	22.89	16.02	(i)	149,640	2.03		1.98		1.98		(0.44)		—
Class Y	21.95	0.43	0.06	3.32	3.81	(0.20)	—	—	(0.20)	3.61	25.56	17.45	(i)	73,535	0.81		0.76		0.76		0.82		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	22.66	(0.01)	—	2.75	2.74	—	—	—	—	2.74	25.40	12.09	(f)	42	1.56	(e)	1.51	(e)	1.51	(e)	(0.18	)(e)	—
Class R4	22.66	0.06	—	2.75	2.81	—	—	—	—	2.81	25.47	12.40	(f)	44	1.25	(e)	1.20	(e)	1.20	(e)	0.29	(e)	—
Class R5	22.66	0.12	—	2.75	2.87	—	—	—	—	2.87	25.53	12.67	(f)	11	0.97	(e)	0.92	(e)	0.92	(e)	0.57	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	18.39	0.11	—	2.58	2.69	(0.04)	—	—	(0.04)	2.65	21.04	14.65		684,726	1.41		1.28		1.28		0.53		110
Class B	17.23	(0.05)	—	2.40	2.35	—	—	—	—	2.35	19.58	13.64		223,639	2.23		2.12		2.12		(0.30)		—
Class C	17.35	(0.04)	—	2.42	2.38	—	—	—	—	2.38	19.73	13.72		161,554	2.08		2.03		2.03		(0.21)		—
Class Y	19.18	0.21	—	2.70	2.91	(0.14)	—	—	(0.14)	2.77	21.95	15.21		131,759	0.83		0.78		0.78		1.03		—
For the Year Ended October 31, 2005
Class A	16.76	0.16	—	1.57	1.73	(0.10)	—	—	(0.10)	1.63	18.39	10.36		727,492	1.42		1.33		1.33		0.89		62
Class B	15.76	—	—	1.47	1.47	—	—	—	—	1.47	17.23	9.33		278,445	2.23		2.23		2.23		(0.02)		—
Class C	15.84	0.04	—	1.47	1.51	—	—	—	—	1.51	17.35	9.53		182,587	2.09		2.09		2.09		0.17		—
Class Y	17.49	0.24	—	1.66	1.90	(0.21)	—	—	(0.21)	1.69	19.18	10.91		107,578	0.83		0.83		0.83		1.24		—
For the Year Ended October 31, 2004
Class A	16.21	0.03	—	0.52	0.55	—	—	—	—	0.55	16.76	3.39		952,606	1.42		1.42		1.42		0.18		29
Class B	15.35	(0.10)	—	0.51	0.41	—	—	—	—	0.41	15.76	2.67		343,148	2.18		2.18		2.18		(0.59)		—
Class C	15.41	(0.08)	—	0.51	0.43	—	—	—	—	0.43	15.84	2.79		256,271	2.03		2.03		2.03		(0.44)		—
Class Y	16.81	0.10	—	0.58	0.68	—	—	—	—	0.68	17.49	4.04		80,932	0.80		0.80		0.80		0.80		—
For the Year Ended October 31, 2003
Class A	13.73	0.04	—	2.44	2.48	—	—	—	—	2.48	16.21	18.06		976,663	1.47		1.45		1.45		0.26		37
Class B	13.10	(0.07)	—	2.32	2.25	—	—	—	—	2.25	15.35	17.18		376,437	2.20		2.18		2.18		(0.47)		—
Class C	13.13	(0.05)	—	2.33	2.28	—	—	—	—	2.28	15.41	17.36		311,874	2.07		2.07		2.07		(0.36)		—
Class Y	14.15	0.12	—	2.54	2.66	—	—	—	—	2.66	16.81	18.80		42,894	0.88		0.88		0.88		0.84		—
The Hartford Strategic Income Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	9.75	0.34	—	(0.26)	0.08	(0.34)	—	—	(0.34)	(0.26)	9.49	0.88	(f)	94,062	0.96	(e)	0.41	(e)	0.41	(e)	7.18	(e)	57
Class B	9.75	0.31	—	(0.25)	0.06	(0.31)	—	—	(0.31)	(0.25)	9.50	0.60	(f)	5,749	1.77	(e)	1.19	(e)	1.19	(e)	6.40	(e)	—
Class C	9.76	0.31	—	(0.25)	0.06	(0.31)	—	—	(0.31)	(0.25)	9.51	0.61	(f)	70,815	1.72	(e)	1.17	(e)	1.17	(e)	6.43	(e)	—
Class I	9.77	0.35	—	(0.25)	0.10	(0.35)	—	—	(0.35)	(0.25)	9.52	1.11	(f)	30,857	0.72	(e)	0.17	(e)	0.17	(e)	7.43	(e)	—
Class Y	9.76	0.36	—	(0.26)	0.10	(0.36)	—	—	(0.36)	(0.26)	9.50	1.02	(f)	30,517	0.65	(e)	0.10	(e)	0.10	(e)	7.50	(e)	—
From (date shares became available to public) May 31, 2007, through October 31, 2007 (o)
Class A	9.90	0.29	—	(0.14)	0.15	(0.30)	—	—	(0.30)	(0.15)	9.75	1.53	(f)	42,949	1.01	(e)	0.46	(e)	0.46	(e)	7.15	(e)	40
Class B	9.90	0.26	—	(0.15)	0.11	(0.26)	—	—	(0.26)	(0.15)	9.75	1.21	(f)	2,644	1.80	(e)	1.25	(e)	1.25	(e)	6.42	(e)	—
Class C	9.90	0.27	—	(0.15)	0.12	(0.26)	—	—	(0.26)	(0.14)	9.76	1.31	(f)	17,275	1.81	(e)	1.26	(e)	1.26	(e)	6.47	(e)	—
Class I	9.90	0.31	—	(0.13)	0.18	(0.31)	—	—	(0.31)	(0.13)	9.77	1.84	(f)	11,212	0.82	(e)	0.27	(e)	0.27	(e)	7.49	(e)	—
From (commencement of operations) August 31, 2007, through October 31, 2007
Class Y	9.57	0.12	—	0.19	0.31	(0.12)	—	—	(0.12)	0.19	9.76	3.28	(f)	10,631	0.80	(e)	0.25	(e)	0.25	(e)	7.73	(e)	—
The Hartford Target Retirement 2010 Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	10.66	0.15	—	(0.45)	(0.30)	(0.31)	(0.21)	—	(0.52)	(0.82)	9.84	(2.79	)(f)	9,831	1.19	(e)	0.51	(e)	0.51	(e)	2.98	(e)	48
Class B	10.64	0.09	—	(0.41)	(0.32)	(0.28)	(0.21)	—	(0.49)	(0.81)	9.83	(3.05	)(f)	705	2.05	(e)	1.26	(e)	1.26	(e)	1.86	(e)	—
Class C	10.64	0.13	—	(0.46)	(0.33)	(0.27)	(0.21)	—	(0.48)	(0.81)	9.83	(3.16	)(f)	686	2.06	(e)	1.25	(e)	1.25	(e)	2.65	(e)	—
Class R3	10.66	0.14	—	(0.46)	(0.32)	(0.29)	(0.21)	—	(0.50)	(0.82)	9.84	(2.99	)(f)	11	1.65	(e)	0.90	(e)	0.90	(e)	2.83	(e)	—
Class R4	10.66	0.06	—	(0.36)	(0.30)	(0.31)	(0.21)	—	(0.52)	(0.82)	9.84	(2.78	)(f)	3,540	1.24	(e)	0.61	(e)	0.61	(e)	1.24	(e)	—
Class R5	10.67	0.05	—	(0.34)	(0.29)	(0.33)	(0.21)	—	(0.54)	(0.83)	9.84	(2.77	)(f)	941	0.89	(e)	0.32	(e)	0.32	(e)	1.07	(e)	—
Class Y	10.66	0.18	—	(0.45)	(0.27)	(0.33)	(0.21)	—	(0.54)	(0.81)	9.85	(2.54	)(f)	149	0.93	(e)	0.15	(e)	0.15	(e)	3.58	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Target Retirement 2010 Fund (g) — (continued)
For the Year Ended October 31, 2007
Class A	$9.65	$0.28	$—	$1.01	$1.29	$(0.28)	$—	$—	$(0.28)	$1.01	$10.66	13.55%		$7,547	1.78%		0.50%		0.50%		2.46%		56%
Class B	9.65	0.21	—	0.99	1.20	(0.21)	—	—	(0.21)	0.99	10.64	12.61		533	2.74		1.25		1.25		1.91		—
Class C	9.64	0.21	—	1.00	1.21	(0.21)	—	—	(0.21)	1.00	10.64	12.68		743	2.79		1.25		1.25		2.08		—
Class Y	9.65	0.32	—	0.99	1.31	(0.30)	—	—	(0.30)	1.01	10.66	13.83		153	1.79		0.20		0.20		3.21		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.76	0.14	—	0.89	1.03	(0.13)	—	—	(0.13)	0.90	10.66	10.56	(f)	11	2.32	(e)	0.90	(e)	0.90	(e)	1.62	(e)	—
Class R4	9.76	0.16	—	0.89	1.05	(0.15)	—	—	(0.15)	0.90	10.66	10.88	(f)	442	1.76	(e)	0.60	(e)	0.60	(e)	2.03	(e)	—
Class R5	9.76	0.19	—	0.89	1.08	(0.17)	—	—	(0.17)	0.91	10.67	11.15	(f)	11	1.72	(e)	0.30	(e)	0.30	(e)	2.23	(e)	—
For the Year Ended October 31, 2006
Class A	9.82	0.47	—	0.22	0.69	(0.50)	—	(0.36)	(0.86)	(0.17)	9.65	7.43		1,618	7.64		0.54		0.54		2.01		10
Class B	9.82	0.34	—	0.27	0.61	(0.42)	—	(0.36)	(0.78)	(0.17)	9.65	6.58		226	10.93		1.29		1.29		1.24		—
Class C	9.82	0.40	—	0.21	0.61	(0.43)	—	(0.36)	(0.79)	(0.18)	9.64	6.53		475	10.92		1.30		1.30		1.63		—
Class Y	9.83	0.50	—	0.21	0.71	(0.53)	—	(0.36)	(0.89)	(0.18)	9.65	7.62		135	9.70		0.23		0.23		2.31		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.02	—	(0.20)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	11	0.65	(e)	0.49	(e)	0.49	(e)	2.53	(e)	12
Class B	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	10	1.41	(e)	1.26	(e)	1.26	(e)	1.61	(e)	—
Class C	10.00	0.01	—	(0.19)	(0.18)	—	—	—	—	(0.18)	9.82	(1.80	)(f)	10	1.41	(e)	1.27	(e)	1.27	(e)	1.60	(e)	—
Class Y	10.00	0.02	—	(0.19)	(0.17)	—	—	—	—	(0.17)	9.83	(1.70	)(f)	10	0.32	(e)	0.21	(e)	0.21	(e)	2.65	(e)	—
The Hartford Target Retirement 2020 Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	11.68	0.14	—	(0.73)	(0.59)	(0.36)	(0.09)	—	(0.45)	(1.04)	10.64	(5.10	)(f)	18,892	0.82	(e)	0.52	(e)	0.52	(e)	2.58	(e)	43
Class B	11.68	0.08	—	(0.71)	(0.63)	(0.32)	(0.09)	—	(0.41)	(1.04)	10.64	(5.44	)(f)	889	1.80	(e)	1.25	(e)	1.25	(e)	1.57	(e)	—
Class C	11.67	0.09	—	(0.72)	(0.63)	(0.32)	(0.09)	—	(0.41)	(1.04)	10.63	(5.45	)(f)	867	1.73	(e)	1.27	(e)	1.27	(e)	1.62	(e)	—
Class R3	11.67	0.12	—	(0.72)	(0.60)	(0.34)	(0.09)	—	(0.43)	(1.03)	10.64	(5.21	)(f)	11	1.23	(e)	0.91	(e)	0.91	(e)	2.29	(e)	—
Class R4	11.67	0.07	—	(0.66)	(0.59)	(0.36)	(0.09)	—	(0.45)	(1.04)	10.63	(5.12	)(f)	6,456	0.89	(e)	0.62	(e)	0.62	(e)	1.33	(e)	—
Class R5	11.68	0.03	—	(0.61)	(0.58)	(0.37)	(0.09)	—	(0.46)	(1.04)	10.64	(5.00	)(f)	5,520	0.57	(e)	0.32	(e)	0.32	(e)	0.49	(e)	—
Class Y	11.68	0.16	—	(0.72)	(0.56)	(0.38)	(0.09)	—	(0.47)	(1.03)	10.65	(4.86	)(f)	12	0.51	(e)	0.16	(e)	0.16	(e)	3.03	(e)	—
For the Year Ended October 31, 2007
Class A	10.43	0.24	—	1.29	1.53	(0.24)	(0.04)	—	(0.28)	1.25	11.68	14.95		17,710	1.25		0.51		0.51		1.64		16
Class B	10.42	0.18	—	1.27	1.45	(0.15)	(0.04)	—	(0.19)	1.26	11.68	14.09		717	2.41		1.26		1.26		1.38		—
Class C	10.42	0.17	—	1.28	1.45	(0.16)	(0.04)	—	(0.20)	1.25	11.67	14.10		649	2.33		1.26		1.26		1.47		—
Class Y	10.43	0.30	—	1.25	1.55	(0.26)	(0.04)	—	(0.30)	1.25	11.68	15.20		12	1.29		0.21		0.21		2.71		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.55	0.08	—	1.11	1.19	(0.07)	—	—	(0.07)	1.12	11.67	11.32	(f)	11	1.83	(e)	0.91	(e)	0.91	(e)	0.86	(e)	—
Class R4	10.55	0.10	—	1.12	1.22	(0.10)	—	—	(0.10)	1.12	11.67	11.64	(f)	1,129	1.13	(e)	0.61	(e)	0.61	(e)	1.23	(e)	—
Class R5	10.55	0.14	—	1.11	1.25	(0.12)	—	—	(0.12)	1.13	11.68	11.91	(f)	11	1.22	(e)	0.31	(e)	0.31	(e)	1.46	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	9.79	0.13	—	0.86	0.99	(0.35)	—	—	(0.35)	0.64	10.43	10.37		2,125	10.15		0.53		0.53		1.35		19
Class B	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.56		291	9.51		1.29		1.29		0.39		—
Class C	9.78	0.04	—	0.88	0.92	(0.28)	—	—	(0.28)	0.64	10.42	9.58		337	9.87		1.30		1.30		0.41		—
Class Y	9.79	0.27	—	0.75	1.02	(0.38)	—	—	(0.38)	0.64	10.43	10.70		11	10.87		0.22		0.22		2.73		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	)(f)	144	0.66	(e)	0.51	(e)	0.51	(e)	2.77	(e)	28
Class B	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	)(f)	10	1.37	(e)	1.25	(e)	1.25	(e)	0.86	(e)	—
Class C	10.00	0.01	—	(0.23)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20	)(f)	10	1.37	(e)	1.26	(e)	1.26	(e)	0.85	(e)	—
Class Y	10.00	0.01	—	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10	)(f)	10	0.29	(e)	0.20	(e)	0.20	(e)	1.91	(e)	—
The Hartford Target Retirement 2030 Fund (g)
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	10.92	0.08	—	(0.81)	(0.73)	(0.37)	(0.10)	—	(0.47)	(1.20)	9.72	(6.85	)(f)	16,865	0.94	(e)	0.54	(e)	0.54	(e)	1.70	(e)	26
Class B	10.90	0.04	—	(0.79)	(0.75)	(0.32)	(0.10)	—	(0.42)	(1.17)	9.73	(7.04	)(f)	719	2.14	(e)	1.06	(e)	1.06	(e)	0.90	(e)	—
Class C	10.89	0.02	—	(0.78)	(0.76)	(0.32)	(0.10)	—	(0.42)	(1.18)	9.71	(7.15	)(f)	927	1.93	(e)	1.24	(e)	1.24	(e)	0.47	(e)	—
Class R3	10.88	0.07	—	(0.82)	(0.75)	(0.32)	(0.10)	—	(0.42)	(1.17)	9.71	(7.03	)(f)	11	1.33	(e)	0.94	(e)	0.94	(e)	1.36	(e)	—
Class R4	10.91	0.01	—	(0.75)	(0.74)	(0.38)	(0.10)	—	(0.48)	(1.22)	9.69	(6.92	)(f)	5,900	0.98	(e)	0.65	(e)	0.65	(e)	0.11	(e)	—
Class R5	10.93	—	—	(0.74)	(0.74)	(0.38)	(0.10)	—	(0.48)	(1.22)	9.71	(6.92	)(f)	1,536	0.66	(e)	0.35	(e)	0.35	(e)	0.02	(e)	—
Class Y	10.95	0.10	—	(0.81)	(0.71)	(0.39)	(0.10)	—	(0.49)	(1.20)	9.75	(6.63	)(f)	35	0.62	(e)	0.19	(e)	0.19	(e)	2.11	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Target Retirement 2030 Fund (g) — (continued)
For the Year Ended October 31, 2007
Class A	$9.36	$0.15	$—	$1.55	$1.70	$(0.13)	$(0.01)	$—	$(0.14)	$1.56	$10.92	18.34%		$15,260	1.44%		0.54%		0.54%		0.75%		23%
Class B	9.36	0.08	—	1.55	1.63	(0.08)	(0.01)	—	(0.09)	1.54	10.90	17.53		522	2.85		1.17		1.17		0.83		—
Class C	9.37	0.07	—	1.55	1.62	(0.09)	(0.01)	—	(0.10)	1.52	10.89	17.44		405	2.55		1.26		1.26		0.21		—
Class Y	9.36	0.19	—	1.54	1.73	(0.13)	(0.01)	—	(0.14)	1.59	10.95	18.60		38	1.42		0.24		0.24		1.90		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	9.53	(0.01)	—	1.36	1.35	—	—	—	—	1.35	10.88	14.17	(f)	11	1.94	(e)	0.94	(e)	0.94	(e)	(0.06	)(e)	—
Class R4	9.53	—	—	1.38	1.38	—	—	—	—	1.38	10.91	14.48	(f)	640	1.42	(e)	0.64	(e)	0.64	(e)	0.29	(e)	—
Class R5	9.53	0.05	—	1.35	1.40	—	—	—	—	1.40	10.93	14.69	(f)	11	1.34	(e)	0.34	(e)	0.34	(e)	0.54	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	9.75	0.03	—	0.87	0.90	(0.49)	—	(0.80)	(1.29)	(0.39)	9.36	10.00		1,857	13.00		0.53		0.53		0.37		19
Class B	9.74	(0.02)	—	0.86	0.84	(0.42)	—	(0.80)	(1.22)	(0.38)	9.36	9.22		305	15.15		1.24		1.24		(0.28)		—
Class C	9.74	—	—	0.85	0.85	(0.42)	—	(0.80)	(1.22)	(0.37)	9.37	9.35		81	19.26		1.10		1.10		(0.00)		—
Class Y	9.75	0.10	—	0.84	0.94	(0.53)	—	(0.80)	(1.33)	(0.39)	9.36	10.40		32	22.78		0.21		0.21		1.10		—
From (commencement of operations) September 30, 2005, through October 31, 2005
Class A	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	)(f)	10	0.69	(e)	0.48	(e)	0.48	(e)	0.76	(e)	14
Class B	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	)(f)	10	1.39	(e)	1.24	(e)	1.24	(e)	—	(e)	—
Class C	10.00	—	—	(0.26)	(0.26)	—	—	—	—	(0.26)	9.74	(2.60	)(f)	9	1.39	(e)	1.24	(e)	1.24	(e)	—	(e)	—
Class Y	10.00	0.01	—	(0.26)	(0.25)	—	—	—	—	(0.25)	9.75	(2.50	)(f)	10	0.34	(e)	0.19	(e)	0.19	(e)	1.05	(e)	—
The Hartford Tax-Free California Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.16	0.22	—	(0.59)	(0.37)	(0.22)	—	—	(0.22)	(0.59)	9.57	(3.65	)(f)	32,172	0.90	(e)	0.85	(e)	0.85	(e)	4.46	(e)	27
Class B	10.15	0.18	—	(0.60)	(0.42)	(0.18)	—	—	(0.18)	(0.60)	9.55	(4.11	)(f)	1,662	1.69	(e)	1.60	(e)	1.60	(e)	3.70	(e)	—
Class C	10.17	0.18	—	(0.59)	(0.41)	(0.18)	—	—	(0.18)	(0.59)	9.58	(4.01	)(f)	4,969	1.68	(e)	1.60	(e)	1.60	(e)	3.71	(e)	—
For the Year Ended October 31, 2007
Class A	10.55	0.41	—	(0.39)	0.02	(0.41)	—	—	(0.41)	(0.39)	10.16	0.16		37,646	0.92		0.85		0.85		3.96		35
Class B	10.54	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.15	(0.58)		1,932	1.70		1.60		1.60		3.20		—
Class C	10.56	0.33	—	(0.39)	(0.06)	(0.33)	—	—	(0.33)	(0.39)	10.17	(0.58)		5,153	1.70		1.60		1.60		3.21		—
For the Year Ended October 31, 2006
Class A	10.32	0.38	—	0.24	0.62	(0.38)	(0.01)	—	(0.39)	0.23	10.55	6.13		24,796	0.99		0.90		0.90		3.71		2
Class B	10.31	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.54	5.34		1,571	1.77		1.65		1.65		2.96		—
Class C	10.33	0.30	—	0.24	0.54	(0.30)	(0.01)	—	(0.31)	0.23	10.56	5.33		3,435	1.78		1.65		1.65		2.95		—
For the Year Ended October 31, 2005
Class A	10.32	0.38	—	—	0.38	(0.38)	—	—	(0.38)	—	10.32	3.69		15,601	1.02		0.90		0.90		3.64		31
Class B	10.31	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.31	2.92		1,305	1.80		1.65		1.65		2.90		—
Class C	10.33	0.29	—	0.01	0.30	(0.30)	—	—	(0.30)	—	10.33	2.91		1,937	1.80		1.65		1.65		2.90		—
For the Year Ended October 31, 2004
Class A	9.93	0.38	—	0.41	0.79	(0.40)	—	—	(0.40)	0.39	10.32	8.15		14,846	1.03		0.95		0.95		3.85		41
Class B	9.92	0.34	—	0.38	0.72	(0.33)	—	—	(0.33)	0.39	10.31	7.40		1,017	1.84		1.65		1.65		3.12		—
Class C	9.93	0.32	—	0.41	0.73	(0.33)	—	—	(0.33)	0.40	10.33	7.49		1,448	1.85		1.65		1.65		3.06		—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.37	—	(0.07)	0.30	(0.37)	—	—	(0.37)	(0.07)	9.93	3.06	(f)	10,799	1.57	(e)	0.95	(e)	0.95	(e)	3.73	(e)	64
Class B	10.00	0.30	—	(0.08)	0.22	(0.30)	—	—	(0.30)	(0.08)	9.92	2.23	(f)	1,827	2.32	(e)	1.65	(e)	1.65	(e)	3.07	(e)	—
Class C	10.00	0.30	—	(0.07)	0.23	(0.30)	—	—	(0.30)	(0.07)	9.93	2.34	(f)	1,230	2.18	(e)	1.65	(e)	1.65	(e)	3.02	(e)	—
The Hartford Tax-Free Minnesota Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	9.94	0.21	—	(0.21)	0.00	(0.21)	—	—	(0.21)	(0.21)	9.73	(0.00	)(f)	10,256	1.00	(e)	0.85	(e)	0.85	(e)	4.28	(e)	17
Class B	9.96	0.17	—	(0.22)	(0.05)	(0.17)	—	—	(0.17)	(0.22)	9.74	(0.47	)(f)	756	1.77	(e)	1.60	(e)	1.60	(e)	3.52	(e)	—
Class C	9.96	0.17	—	(0.21)	(0.04)	(0.17)	—	—	(0.17)	(0.21)	9.75	(0.37	)(f)	1,002	1.76	(e)	1.60	(e)	1.60	(e)	3.56	(e)	—
Class L	9.98	0.21	—	(0.22)	(0.01)	(0.21)	—	—	(0.21)	(0.22)	9.76	(0.13	)(f)	2,786	0.93	(e)	0.90	(e)	0.90	(e)	4.22	(e)	—
Class Y	9.94	0.22	—	(0.21)	0.01	(0.22)	—	—	(0.22)	(0.21)	9.73	0.08	(f)	20,457	0.69	(e)	0.69	(e)	0.69	(e)	4.43	(e)	—
For the Year Ended October 31, 2007
Class A	10.33	0.41	—	(0.33)	0.08	(0.41)	(0.06)	—	(0.47)	(0.39)	9.94	0.80		9,923	1.19		0.85		0.85		4.06		18
Class B	10.35	0.33	—	(0.32)	0.01	(0.34)	(0.06)	—	(0.40)	(0.39)	9.96	0.05		759	1.96		1.60		1.60		3.30		—
Class C	10.37	0.33	—	(0.34)	(0.01)	(0.34)	(0.06)	—	(0.40)	(0.41)	9.96	(0.09)		561	1.92		1.60		1.60		3.32		—
Class L(j)	10.37	0.43	—	(0.35)	0.08	(0.41)	(0.06)	—	(0.47)	(0.39)	9.98	0.75		2,933	1.11		0.90		0.90		4.29		—
Class Y(j)	10.34	0.42	—	(0.33)	0.09	(0.43)	(0.06)	—	(0.49)	(0.40)	9.94	0.84		21,965	0.86		0.71		0.71		4.35		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets		Rate (c)
The Hartford Tax-Free Minnesota Fund — (continued)
For the Year Ended October 31, 2006
Class A	$10.22	$0.41	$—	$0.13	$0.54	$(0.41)	$(0.02)	$—	$(0.43)	$0.11	$10.33	5.35%		$6,846	1.23%	0.85%	0.85%	3.97%		16%
Class B	10.23	0.33	—	0.14	0.47	(0.33)	(0.02)	—	(0.35)	0.12	10.35	4.65		804	1.98	1.57	1.57	3.25		—
Class C	10.25	0.33	—	0.14	0.47	(0.33)	(0.02)	—	(0.35)	0.12	10.37	4.65		411	1.96	1.57	1.57	3.25		—
Class L	10.25	0.40	—	0.14	0.54	(0.40)	(0.02)	—	(0.42)	0.12	10.37	5.38		2,648	1.11	0.87	0.87	3.95		—
Class Y	10.22	0.41	—	0.14	0.55	(0.41)	(0.02)	—	(0.43)	0.12	10.34	5.44		11	0.88	0.83	0.83	3.99		—
For the Year Ended October 31, 2005 (h)
Class A	10.44	0.39	—	(0.22)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.22	1.66		5,547	1.26	0.85	0.85	3.76		10
Class B	10.45	0.31	—	(0.21)	0.10	(0.32)	—	—	(0.32)	(0.22)	10.23	0.91		814	2.02	1.60	1.60	3.01		—
Class C	10.46	0.32	—	(0.21)	0.11	(0.32)	—	—	(0.32)	(0.21)	10.25	1.01		418	2.03	1.60	1.60	3.02		—
Class L	10.47	0.39	—	(0.22)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.25	1.62		2,890	1.12	0.90	0.90	3.70		—
Class Y	10.44	0.40	—	(0.23)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.22	1.66		10	0.90	0.90	0.90	3.83		—
For the Year Ended October 31, 2004
Class A	10.46	0.41	—	0.24	0.65	(0.40)	(0.27)	—	(0.67)	(0.02)	10.44	6.37		4,286	1.27	0.98	0.98	3.87		13
Class B	10.46	0.33	—	0.25	0.58	(0.32)	(0.27)	—	(0.59)	(0.01)	10.45	5.71		645	1.99	1.68	1.68	3.16		—
Class C	10.48	0.33	—	0.24	0.57	(0.32)	(0.27)	—	(0.59)	(0.02)	10.46	5.60		321	1.98	1.69	1.69	3.15		—
Class L	10.49	0.41	—	0.24	0.65	(0.40)	(0.27)	—	(0.67)	(0.02)	10.47	6.41		2,765	1.07	0.96	0.96	3.88		—
Class Y	10.47	0.43	—	0.24	0.67	(0.43)	(0.27)	—	(0.70)	(0.03)	10.44	6.58		1	0.85	0.85	0.85	4.07		—
For the Year Ended October 31, 2003 (h)
Class A	10.46	0.38	—	0.05	0.43	(0.38)	(0.05)	—	(0.43)	—	10.46	4.23		3,242	1.50	1.15	1.15	3.58		17
Class B	10.47	0.31	—	0.04	0.35	(0.31)	(0.05)	—	(0.36)	(0.01)	10.46	3.42		532	2.21	1.85	1.85	2.88		—
Class C	10.48	0.31	—	0.05	0.36	(0.31)	(0.05)	—	(0.36)	—	10.48	3.51		414	2.09	1.85	1.85	2.88		—
Class L	10.49	0.39	—	0.05	0.44	(0.39)	(0.05)	—	(0.44)	—	10.49	4.34		2,922	1.07	1.05	1.05	3.67		—
Class Y	10.49	0.40	—	0.06	0.46	(0.43)	(0.05)	—	(0.48)	(0.02)	10.47	4.50		1	0.91	0.80	0.80	3.82		—
The Hartford Tax-Free National Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.88	0.24	—	(0.57)	(0.33)	(0.24)	—	—	(0.24)	(0.57)	10.31	(3.01	)(f)	136,790	0.93 (e)	0.85 (e)	0.85 (e)	4.64	(e)	46
Class B	10.80	0.20	—	(0.56)	(0.36)	(0.20)	—	—	(0.20)	(0.56)	10.24	(3.30	)(f)	6,381	1.75 (e)	1.60 (e)	1.60 (e)	3.88	(e)	—
Class C	10.83	0.20	—	(0.56)	(0.36)	(0.20)	—	—	(0.20)	(0.56)	10.27	(3.29	)(f)	26,871	1.69 (e)	1.60 (e)	1.60 (e)	3.89	(e)	—
Class I	10.90	0.26	—	(0.57)	(0.31)	(0.26)	—	—	(0.26)	(0.57)	10.33	(2.88	)(f)	4,103	0.65 (e)	0.60 (e)	0.60 (e)	4.89	(e)	—
Class L	10.85	0.24	—	(0.56)	(0.32)	(0.25)	—	—	(0.25)	(0.57)	10.28	(2.99	)(f)	7,478	0.90 (e)	0.80 (e)	0.80 (e)	4.67	(e)	—
Class Y	10.86	0.26	—	(0.57)	(0.31)	(0.26)	—	—	(0.26)	(0.57)	10.29	(2.89	)(f)	22,335	0.65 (e)	0.60 (e)	0.60 (e)	4.86	(e)	—
For the Year Ended October 31, 2007
Class A	11.34	0.47	—	(0.44)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.88	0.30		115,459	1.15	0.85	0.85	4.20		43
Class B	11.26	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.80	(0.45)		6,839	1.95	1.60	1.60	3.43		—
Class C	11.29	0.38	—	(0.43)	(0.05)	(0.38)	(0.03)	—	(0.41)	(0.46)	10.83	(0.45)		22,467	1.90	1.60	1.60	3.45		—
Class L(j)	11.31	0.48	—	(0.45)	0.03	(0.46)	(0.03)	—	(0.49)	(0.46)	10.85	0.28		8,380	1.10	0.86	0.86	4.31		—
Class Y(j)	11.32	0.51	—	(0.46)	0.05	(0.48)	(0.03)	—	(0.51)	(0.46)	10.86	0.48		26,275	0.85	0.65	0.65	4.78		—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	11.17	0.21	—	(0.27)	(0.06)	(0.21)	—	—	(0.21)	(0.27)	10.90	(0.54	)(f)	3,505	0.87 (e)	0.60 (e)	0.60 (e)	4.81	(e)	—
For the Year Ended October 31, 2006
Class A	11.13	0.45	—	0.29	0.74	(0.45)	(0.08)	—	(0.53)	0.21	11.34	6.82		71,876	1.22	1.00	1.00	4.06		14
Class B	11.06	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.26	5.97		6,746	2.00	1.75	1.75	3.31		—
Class C	11.09	0.37	—	0.28	0.65	(0.37)	(0.08)	—	(0.45)	0.20	11.29	5.95		12,889	1.97	1.75	1.75	3.31		—
Class L	11.10	0.44	—	0.29	0.73	(0.44)	(0.08)	—	(0.52)	0.21	11.31	6.77		7,606	1.14	1.05	1.05	4.01		—
Class Y	11.11	0.46	—	0.29	0.75	(0.46)	(0.08)	—	(0.54)	0.21	11.32	6.91		11	0.91	0.89	0.89	4.17		—
For the Year Ended October 31, 2005 (h)
Class A	11.22	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.13	3.10		46,163	1.26	1.00	1.00	3.88		22
Class B	11.15	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.06	2.36		6,889	2.03	1.75	1.75	3.13		—
Class C	11.18	0.35	—	(0.09)	0.26	(0.35)	—	—	(0.35)	(0.09)	11.09	2.35		8,496	1.99	1.75	1.75	3.13		—
Class L	11.19	0.43	—	(0.09)	0.34	(0.43)	—	—	(0.43)	(0.09)	11.10	3.06		7,958	1.16	1.05	1.05	3.83		—
Class Y	11.20	0.45	—	(0.10)	0.35	(0.44)	—	—	(0.44)	(0.09)	11.11	3.20		10	0.95	0.95	0.95	4.04		—
For the Year Ended October 31, 2004
Class A	11.07	0.45	—	0.32	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.22	7.10		35,210	1.30	1.08	1.08	4.04		18
Class B	11.00	0.37	—	0.32	0.69	(0.37)	(0.17)	—	(0.54)	0.15	11.15	6.39		6,236	2.01	1.78	1.78	3.32		—
Class C	11.02	0.37	—	0.33	0.70	(0.37)	(0.17)	—	(0.54)	0.16	11.18	6.47		8,357	1.98	1.78	1.78	3.33		—
Class L	11.04	0.44	—	0.33	0.77	(0.45)	(0.17)	—	(0.62)	0.15	11.19	7.12		7,687	1.15	1.08	1.08	4.02		—
Class Y	11.06	0.47	—	0.32	0.79	(0.48)	(0.17)	—	(0.65)	0.14	11.20	7.36		1	0.91	0.91	0.91	4.23		—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Tax-Free National Fund — (continued)
For the Year Ended October 31, 2003
Class A	$11.28	$0.41	$—	$0.04	$0.45	$(0.41)	$(0.25)	$—	$(0.66)	$(0.21)	$11.07	4.18%		$21,457	1.61%		1.15%		1.15%		3.75%		35%
Class B	11.21	0.33	—	0.04	0.37	(0.33)	(0.25)	—	(0.58)	(0.21)	11.00	3.43		6,598	2.33		1.85		1.85		3.05		—
Class C	11.23	0.33	—	0.04	0.37	(0.33)	(0.25)	—	(0.58)	(0.21)	11.02	3.42		7,588	2.21		1.85		1.85		3.06		—
Class L	11.25	0.42	—	0.04	0.46	(0.42)	(0.25)	—	(0.67)	(0.21)	11.04	4.24		7,454	1.18		1.10		1.10		3.76		—
Class Y	11.28	0.45	—	0.04	0.49	(0.46)	(0.25)	—	(0.71)	(0.22)	11.06	4.53		1	1.17		0.85		0.85		4.06		—
The Hartford Tax-Free New York Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.14	0.20	—	(0.27)	(0.07)	(0.21)	—	—	(0.21)	(0.28)	9.86	(0.71	)(f)	11,853	0.97	(e)	0.85	(e)	0.85	(e)	4.13	(e)	12
Class B	10.14	0.17	—	(0.28)	(0.11)	(0.17)	—	—	(0.17)	(0.28)	9.86	(1.08	)(f)	1,569	1.74	(e)	1.60	(e)	1.60	(e)	3.37	(e)	—
Class C	10.14	0.17	—	(0.28)	(0.11)	(0.17)	—	—	(0.17)	(0.28)	9.86	(1.08	)(f)	2,791	1.73	(e)	1.60	(e)	1.60	(e)	3.38	(e)	—
For the Year Ended October 31, 2007
Class A	10.53	0.40	—	(0.33)	0.07	(0.40)	(0.06)	—	(0.46)	(0.39)	10.14	0.65		11,276	0.97		0.85		0.85		3.90		18
Class B	10.53	0.32	—	(0.33)	(0.01)	(0.32)	(0.06)	—	(0.38)	(0.39)	10.14	(0.10)		1,677	1.74		1.60		1.60		3.14		—
Class C	10.53	0.32	—	(0.33)	(0.01)	(0.32)	(0.06)	—	(0.38)	(0.39)	10.14	(0.09)		2,669	1.73		1.60		1.60		3.15		—
For the Year Ended October 31, 2006
Class A	10.32	0.39	—	0.23	0.62	(0.39)	(0.02)	—	(0.41)	0.21	10.53	6.21		11,182	1.03		0.85		0.85		3.78		25
Class B	10.32	0.31	—	0.24	0.55	(0.32)	(0.02)	—	(0.34)	0.21	10.53	5.41		1,808	1.79		1.60		1.60		3.03		—
Class C	10.32	0.32	—	0.23	0.55	(0.32)	(0.02)	—	(0.34)	0.21	10.53	5.41		2,492	1.78		1.60		1.60		3.03		—
For the Year Ended October 31, 2005
Class A	10.42	0.36	—	(0.08)	0.28	(0.36)	(0.02)	—	(0.38)	(0.10)	10.32	2.66		11,202	1.03		0.85		0.85		3.45		23
Class B	10.42	0.28	—	(0.08)	0.20	(0.28)	(0.02)	—	(0.30)	(0.10)	10.32	1.90		1,794	1.80		1.60		1.60		2.70		—
Class C	10.42	0.28	—	(0.08)	0.20	(0.28)	(0.02)	—	(0.30)	(0.10)	10.32	1.90		2,677	1.79		1.60		1.60		2.70		—
For the Year Ended October 31, 2004
Class A	10.15	0.37	—	0.37	0.74	(0.39)	(0.08)	—	(0.47)	0.27	10.42	7.52		10,541	1.04		0.91		0.91		3.66		24
Class B	10.15	0.30	—	0.37	0.67	(0.32)	(0.08)	—	(0.40)	0.27	10.42	6.76		1,568	1.74		1.61		1.61		2.96		—
Class C	10.15	0.30	—	0.37	0.67	(0.32)	(0.08)	—	(0.40)	0.27	10.42	6.76		1,973	1.75		1.62		1.62		2.95		—
From inception October 31, 2002, through October 31, 2003
Class A	10.00	0.34	—	0.16	0.50	(0.35)	—	—	(0.35)	0.15	10.15	5.03	(f)	8,602	1.63	(e)	0.95	(e)	0.95	(e)	3.34	(e)	54
Class B	10.00	0.27	—	0.16	0.43	(0.28)	—	—	(0.28)	0.15	10.15	4.30	(f)	1,051	2.38	(e)	1.65	(e)	1.65	(e)	2.64	(e)	—
Class C	10.00	0.27	—	0.16	0.43	(0.28)	—	—	(0.28)	0.15	10.15	4.30	(f)	1,393	2.26	(e)	1.65	(e)	1.65	(e)	2.67	(e)	—
The Hartford Total Return Bond Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	10.52	0.24	—	(0.05)	0.19	(0.27)	—	—	(0.27)	(0.08)	10.44	1.80	(f)	689,624	1.02	(e)	1.00	(e)	1.00	(e)	4.68	(e)	92
Class B	10.47	0.21	—	(0.07)	0.14	(0.23)	—	—	(0.23)	(0.09)	10.38	1.35	(f)	85,093	1.93	(e)	1.71	(e)	1.71	(e)	3.97	(e)	—
Class C	10.54	0.21	—	(0.06)	0.15	(0.23)	—	—	(0.23)	(0.08)	10.46	1.42	(f)	107,505	1.74	(e)	1.74	(e)	1.74	(e)	3.94	(e)	—
Class I	10.52	0.26	—	(0.06)	0.20	(0.28)	—	—	(0.28)	(0.08)	10.44	1.93	(f)	6,105	0.68	(e)	0.68	(e)	0.68	(e)	5.02	(e)	—
Class R3	10.64	0.23	—	(0.06)	0.17	(0.25)	—	—	(0.25)	(0.08)	10.56	1.63	(f)	35	1.54	(e)	1.22	(e)	1.22	(e)	4.47	(e)	—
Class R4	10.65	0.26	—	(0.07)	0.19	(0.27)	—	—	(0.27)	(0.08)	10.57	1.77	(f)	9,835	0.99	(e)	0.99	(e)	0.99	(e)	4.70	(e)	—
Class R5	10.64	0.27	—	(0.06)	0.21	(0.28)	—	—	(0.28)	(0.07)	10.57	2.01	(f)	302	0.70	(e)	0.70	(e)	0.70	(e)	5.00	(e)	—
Class Y	10.64	0.26	—	(0.05)	0.21	(0.29)	—	—	(0.29)	(0.08)	10.56	1.97	(f)	526,972	0.59	(e)	0.59	(e)	0.59	(e)	5.09	(e)	—
For the Year Ended October 31, 2007
Class A	10.59	0.49	—	(0.06)	0.43	(0.50)	—	—	(0.50)	(0.07)	10.52	4.11		601,301	1.07		1.00		1.00		4.71		268
Class B	10.54	0.41	—	(0.06)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.47	3.36		82,376	1.96		1.75		1.75		3.95		—
Class C	10.61	0.42	—	(0.07)	0.35	(0.42)	—	—	(0.42)	(0.07)	10.54	3.33		84,793	1.78		1.75		1.75		3.95		—
Class I	10.60	0.53	—	(0.07)	0.46	(0.54)	—	—	(0.54)	(0.08)	10.52	4.42		3,050	0.72		0.72		0.72		5.04		—
Class Y	10.71	0.54	—	(0.07)	0.47	(0.54)	—	—	(0.54)	(0.07)	10.64	4.46		359,523	0.61		0.61		0.61		5.09		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	10.76	0.41	—	(0.14)	0.27	(0.39)	—	—	(0.39)	(0.12)	10.64	2.59	(f)	10	1.38	(e)	1.25	(e)	1.25	(e)	4.47	(e)	—
Class R4	10.76	0.42	—	(0.12)	0.30	(0.41)	—	—	(0.41)	(0.11)	10.65	2.90	(f)	2,928	1.09	(e)	1.00	(e)	1.00	(e)	4.95	(e)	—
Class R5	10.76	0.43	—	(0.12)	0.31	(0.43)	—	—	(0.43)	(0.12)	10.64	2.97	(f)	141	0.79	(e)	0.79	(e)	0.79	(e)	5.09	(e)	—
For the Year Ended October 31, 2006
Class A	10.62	0.41	—	0.04	0.45	(0.42)	(0.06)	—	(0.48)	(0.03)	10.59	4.35		432,703	1.20		1.20		1.20		3.98		456
Class B	10.57	0.33	—	0.04	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.54	3.56		79,506	2.02		1.95		1.95		3.20		—
Class C	10.64	0.34	—	0.03	0.37	(0.34)	(0.06)	—	(0.40)	(0.03)	10.61	3.63		75,194	1.87		1.87		1.87		3.29		—
Class Y	10.73	0.47	—	0.04	0.51	(0.47)	(0.06)	—	(0.53)	(0.02)	10.71	4.89		285,255	0.70		0.70		0.70		4.48		—
From (commencement of operations) August 31, 2006, through October 31, 2006
Class I	10.51	0.08	—	0.09	0.17	(0.08)	—	—	(0.08)	0.09	10.60	1.58	(f)	38	1.01	(e)	0.91	(e)	0.91	(e)	4.78	(e)	—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of	Ratio of	Ratio of
															Expenses	Expenses	Expenses
															to Average	to Average	to Average
				Net											Net Assets	Net Assets	Net Assets
				Realized						Net					Before	After	After	Ratio of
				and			Distributions			Increase					Waivers and	Waivers and	Waivers and	Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements	Reimbursements	Reimbursements	Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including	and Including	and Excluding	Income	Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest	Interest	Interest	to Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)	Expense (d)	Expense (d)	Net Assets	Rate (c)
The Hartford Total Return Bond Fund — (continued)
For the Year Ended October 31, 2005
Class A	$10.95	$0.35	$—	$(0.24)	$0.11	$(0.40)	$(0.04)	$—	$(0.44)	$(0.33)	$10.62	1.00%		$311,557	1.24%	1.20%	1.20%	3.24%	195%
Class B	10.90	0.27	—	(0.24)	0.03	(0.32)	(0.04)	—	(0.36)	(0.33)	10.57	0.25		81,028	2.00	1.95	1.95	2.49	—
Class C	10.97	0.29	—	(0.25)	0.04	(0.33)	(0.04)	—	(0.37)	(0.33)	10.64	0.34		74,039	1.87	1.87	1.87	2.56	—
Class Y	11.06	0.40	—	(0.24)	0.16	(0.45)	(0.04)	—	(0.49)	(0.33)	10.73	1.45		188,156	0.73	0.73	0.73	3.73	—
For the Year Ended October 31, 2004
Class A	11.14	0.32	—	0.21	0.53	(0.35)	(0.37)	—	(0.72)	(0.19)	10.95	5.10	(i)	298,903	1.27	1.25	1.25	2.98	171
Class B	11.09	0.24	—	0.22	0.46	(0.28)	(0.37)	—	(0.65)	(0.19)	10.90	4.37	(i)	91,861	1.97	1.95	1.95	2.28	—
Class C	11.12	0.26	0.01	0.23	0.50	(0.28)	(0.37)	—	(0.65)	(0.15)	10.97	4.76	(i)	89,504	1.86	1.86	1.86	2.37	—
Class Y	11.24	0.39	—	0.21	0.60	(0.41)	(0.37)	—	(0.78)	(0.18)	11.06	5.64		101,360	0.74	0.74	0.74	3.48	—
For the Year Ended October 31, 2003
Class A	10.78	0.49	—	0.48	0.97	(0.50)	(0.11)	—	(0.61)	0.36	11.14	9.16		268,655	1.40	1.25	1.25	3.39	199
Class B	10.73	0.42	—	0.47	0.89	(0.42)	(0.11)	—	(0.53)	0.36	11.09	8.44		106,077	2.13	1.95	1.95	2.70	—
Class C	10.77	0.42	—	0.46	0.88	(0.42)	(0.11)	—	(0.53)	0.35	11.12	8.31		110,214	2.01	1.95	1.95	2.71	—
Class Y	10.87	0.53	—	0.50	1.03	(0.55)	(0.11)	—	(0.66)	0.37	11.24	9.68		60,125	0.81	0.80	0.80	3.82	—
The Hartford U.S. Government Securities Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	9.06	0.22	—	(0.02)	0.20	(0.21)	—	—	(0.21)	(0.01)	9.05	2.21	(f)	68,578	1.11 (e)	1.00 (e)	1.00 (e)	4.75 (e)	32
Class B	9.02	0.19	—	(0.03)	0.16	(0.18)	—	—	(0.18)	(0.02)	9.00	1.79	(f)	15,153	2.03 (e)	1.65 (e)	1.65 (e)	4.10 (e)	—
Class C	9.02	0.18	—	(0.02)	0.16	(0.18)	—	—	(0.18)	(0.02)	9.00	1.73	(f)	24,353	1.78 (e)	1.75 (e)	1.75 (e)	4.00 (e)	—
Class L	9.05	0.22	—	(0.01)	0.21	(0.22)	—	—	(0.22)	(0.01)	9.04	2.29	(f)	29,226	0.89 (e)	0.88 (e)	0.88 (e)	4.88 (e)	—
Class Y	9.08	0.23	—	(0.02)	0.21	(0.23)	—	—	(0.23)	(0.02)	9.06	2.28	(f)	75,509	0.65 (e)	0.65 (e)	0.65 (e)	5.11 (e)	—
For the Year Ended October 31, 2007
Class A	9.23	0.44	—	(0.17)	0.27	(0.44)	—	—	(0.44)	(0.17)	9.06	3.00		54,414	1.20	1.00	1.00	4.85	68
Class B	9.18	0.38	—	(0.17)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.38		13,837	2.07	1.71	1.71	4.14	—
Class C	9.18	0.37	—	(0.16)	0.21	(0.37)	—	—	(0.37)	(0.16)	9.02	2.35		14,488	1.87	1.75	1.75	4.10	—
Class L(j)	9.22	0.46	—	(0.18)	0.28	(0.45)	—	—	(0.45)	(0.17)	9.05	3.08		31,681	0.93	0.91	0.91	5.02	—
Class Y(j)	9.20	0.46	—	(0.13)	0.33	(0.45)	—	—	(0.45)	(0.12)	9.08	3.72		78,906	0.68	0.68	0.68	5.65	—
For the Year Ended October 31, 2006 (h)
Class A	9.32	0.42	—	(0.08)	0.34	(0.43)	—	—	(0.43)	(0.09)	9.23	3.77		45,851	1.39	1.15	1.15	4.60	158
Class B	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		17,011	2.20	1.91	1.91	3.84	—
Class C	9.27	0.35	—	(0.08)	0.27	(0.36)	—	—	(0.36)	(0.09)	9.18	3.01		9,698	2.08	1.90	1.90	3.86	—
Class L	9.31	0.43	—	(0.08)	0.35	(0.44)	—	—	(0.44)	(0.09)	9.22	3.86		30,712	1.08	1.08	1.08	4.67	—
Class Y	9.32	0.41	—	(0.07)	0.34	(0.46)	—	—	(0.46)	(0.12)	9.20	3.75		101	0.85	0.83	0.83	4.86	—
For the Year Ended October 31, 2005
Class A	9.65	0.40	—	(0.32)	0.08	(0.41)	—	—	(0.41)	(0.33)	9.32	0.79		47,252	1.38	1.15	1.15	4.17	108
Class B	9.62	0.32	—	(0.34)	(0.02)	(0.33)	—	—	(0.33)	(0.35)	9.27	(0.17)		21,268	2.17	1.90	1.90	3.41	—
Class C	9.61	0.32	—	(0.33)	(0.01)	(0.33)	—	—	(0.33)	(0.34)	9.27	(0.07)		9,631	2.05	1.90	1.90	3.41	—
Class L	9.65	0.41	—	(0.34)	0.07	(0.41)	—	—	(0.41)	(0.34)	9.31	0.77		34,880	1.08	1.08	1.08	4.24	—
Class Y	9.66	0.41	—	(0.31)	0.10	(0.44)	—	—	(0.44)	(0.34)	9.32	1.04		9,244	0.86	0.86	0.86	4.52	—
For the Year Ended October 31, 2004
Class A	9.67	0.40	—	(0.01)	0.39	(0.41)	—	—	(0.41)	(0.02)	9.65	4.08		53,401	1.38	1.20	1.20	4.09	110
Class B	9.64	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.62	3.37		26,218	2.11	1.90	1.90	3.39	—
Class C	9.63	0.32	—	—	0.32	(0.34)	—	—	(0.34)	(0.02)	9.61	3.37		13,926	2.00	1.90	1.90	3.38	—
Class L	9.67	0.41	—	(0.01)	0.40	(0.42)	—	—	(0.42)	(0.02)	9.65	4.24		38,613	1.04	1.04	1.04	4.26	—
Class Y	9.68	0.44	—	(0.02)	0.42	(0.44)	—	—	(0.44)	(0.02)	9.66	4.48		1	0.83	0.83	0.83	4.51	—
For the Year Ended October 31, 2003
Class A	9.88	0.41	—	(0.21)	0.20	(0.41)	—	—	(0.41)	(0.21)	9.67	2.06		65,337	1.48	1.20	1.20	4.11	108
Class B	9.84	0.33	—	(0.19)	0.14	(0.34)	—	—	(0.34)	(0.20)	9.64	1.45		38,210	2.21	1.90	1.90	3.41	—
Class C	9.84	0.33	—	(0.20)	0.13	(0.34)	—	—	(0.34)	(0.21)	9.63	1.34		26,626	2.07	1.90	1.90	3.43	—
Class L	9.87	0.42	—	(0.19)	0.23	(0.43)	—	—	(0.43)	(0.20)	9.67	2.32		43,202	1.06	1.06	1.06	4.24	—
Class Y	9.89	0.45	—	(0.20)	0.25	(0.46)	—	—	(0.46)	(0.21)	9.68	2.51		1	0.87	0.80	0.80	4.50	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Value Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited) (h)
Class A	$14.13	$0.08	$—	$(1.01)	$(0.93)	$(0.10)	$(0.64)	$—	$(0.74)	$(1.67)	$12.46	(6.72	)%(f)	$81,298	1.30	%(e)	1.30	%(e)	1.30	%(e)	1.30	%(e)	26%
Class B	13.78	0.03	—	(0.99)	(0.96)	—	(0.64)	—	(0.64)	(1.60)	12.18	(7.13	)(f)	11,277	2.23	(e)	2.09	(e)	2.09	(e)	0.51	(e)	—
Class C	13.78	0.03	—	(0.98)	(0.95)	—	(0.64)	—	(0.64)	(1.59)	12.19	(7.04	)(f)	12,970	2.07	(e)	2.07	(e)	2.07	(e)	0.52	(e)	—
Class I	14.15	0.07	—	(0.96)	(0.89)	(0.16)	(0.64)	—	(0.80)	(1.69)	12.46	(6.47	)(f)	241	0.93	(e)	0.93	(e)	0.93	(e)	1.31	(e)	—
Class R3	14.00	0.06	—	(0.99)	(0.93)	(0.07)	(0.64)	—	(0.71)	(1.64)	12.36	(6.83	)(f)	10	1.57	(e)	1.57	(e)	1.57	(e)	1.03	(e)	—
Class R4	14.03	0.08	—	(0.99)	(0.91)	(0.10)	(0.64)	—	(0.74)	(1.65)	12.38	(6.60	)(f)	10	1.26	(e)	1.26	(e)	1.26	(e)	1.34	(e)	—
Class R5	14.07	0.10	—	(1.00)	(0.90)	(0.14)	(0.64)	—	(0.78)	(1.68)	12.39	(6.54	)(f)	11	0.97	(e)	0.97	(e)	0.97	(e)	1.63	(e)	—
Class Y	14.09	0.11	—	(1.00)	(0.89)	(0.16)	(0.64)	—	(0.80)	(1.69)	12.40	(6.47	)(f)	312,540	0.87	(e)	0.87	(e)	0.87	(e)	1.73	(e)	—
For the Year Ended October 31, 2007
Class A	12.91	0.12	—	1.89	2.01	—	(0.79)	—	(0.79)	1.22	14.13	16.61	(i)	89,023	1.32		1.32		1.32		0.89		32
Class B	12.71	0.01	—	1.85	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(i)	12,976	2.23		2.15		2.15		0.07		—
Class C	12.71	0.02	—	1.84	1.86	—	(0.79)	—	(0.79)	1.07	13.78	15.63	(i)	13,710	2.09		2.09		2.09		0.13		—
Class Y	12.91	0.09	—	1.97	2.06	(0.09)	(0.79)	—	(0.88)	1.18	14.09	17.07	(i)	301,813	0.89		0.89		0.89		1.30		—
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	12.51	0.05	—	1.44	1.49	—	—	—	—	1.49	14.00	11.91	(f)	11	1.65	(e)	1.65	(e)	1.65	(e)	0.47	(e)	—
Class R4	12.51	0.09	—	1.43	1.52	—	—	—	—	1.52	14.03	12.15	(f)	11	1.35	(e)	1.35	(e)	1.35	(e)	0.78	(e)	—
Class R5	12.51	0.12	—	1.44	1.56	—	—	—	—	1.56	14.07	12.47	(f)	11	1.05	(e)	1.05	(e)	1.05	(e)	1.07	(e)	—
From (commencement of operations) May 31, 2007, through October 31, 2007
Class I	13.85	0.03	—	0.27	0.30	—	—	—	—	0.30	14.15	2.17	(f)	46	1.00	(e)	1.00	(e)	1.00	(e)	1.00	(e)	—
For the Year Ended October 31, 2006
Class A	10.79	0.09	—	2.11	2.20	(0.08)	—	—	(0.08)	2.12	12.91	20.52		79,476	1.38		1.38		1.38		0.89		50
Class B	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		11,957	2.29		2.13		2.13		0.15		—
Class C	10.62	0.01	—	2.08	2.09	—	—	—	—	2.09	12.71	19.68		12,943	2.15		2.15		2.15		0.12		—
Class Y	10.79	0.15	—	2.10	2.25	(0.13)	—	—	(0.13)	2.12	12.91	21.07		72,054	0.92		0.92		0.92		1.36		—
For the Year Ended October 31, 2005
Class A	9.71	0.08	—	1.04	1.12	(0.04)	—	—	(0.04)	1.08	10.79	11.50		63,417	1.41		1.40		1.40		0.76		29
Class B	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,091	2.34		2.15		2.15		0.01		—
Class C	9.60	—	—	1.02	1.02	—	—	—	—	1.02	10.62	10.62		10,238	2.19		2.15		2.15		0.02		—
Class Y	9.71	0.12	—	1.05	1.17	(0.09)	—	—	(0.09)	1.08	10.79	12.06		60,218	0.93		0.93		0.93		1.19		—
For the Year Ended October 31, 2004 (h)
Class A	8.92	0.07	—	0.79	0.86	(0.07)	—	—	(0.07)	0.79	9.71	9.70		56,845	1.46		1.45		1.45		0.76		34
Class B	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		8,948	2.36		2.15		2.15		0.06		—
Class C	8.83	0.01	—	0.78	0.79	(0.02)	—	—	(0.02)	0.77	9.60	8.91		10,838	2.17		2.15		2.15		0.06		—
Class Y	8.95	0.10	—	0.77	0.87	(0.11)	—	—	(0.11)	0.76	9.71	9.76		21,373	0.91		0.91		0.91		1.32		—
For the Year Ended October 31, 2003 (h)
Class A	7.59	0.08	—	1.31	1.39	(0.06)	—	—	(0.06)	1.33	8.92	18.43		42,101	1.57		1.45		1.45		1.02		35
Class B	7.51	0.03	—	1.29	1.32	—	—	—	—	1.32	8.83	17.58		7,305	2.30		2.15		2.15		0.32		—
Class C	7.51	0.03	—	1.29	1.32	—	—	—	—	1.32	8.83	17.58		10,231	2.18		2.15		2.15		0.32		—
Class Y	7.64	0.16	—	1.25	1.41	(0.10)	—	—	(0.10)	1.31	8.95	18.66		27	1.00		1.00		1.00		1.46		—
The Hartford Value Opportunities Fund
For the Six-Month Period Ended April 30, 2008 (Unaudited)
Class A	18.24	0.04	—	(3.09)	(3.05)	(0.05)	(2.59)	—	(2.64)	(5.69)	12.55	(18.70	)(f)	110,327	1.47	(e)	1.40	(e)	1.40	(e)	0.70	(e)	31
Class B	16.75	0.01	—	(2.82)	(2.81)	—	(2.59)	—	(2.59)	(5.40)	11.35	(18.92	)(f)	13,730	2.42	(e)	2.00	(e)	2.00	(e)	0.10	(e)	—
Class C	16.71	—	—	(2.81)	(2.81)	—	(2.59)	—	(2.59)	(5.40)	11.31	(18.97	)(f)	22,120	2.18	(e)	2.15	(e)	2.15	(e)	(0.05	)(e)	—
Class I	18.13	0.05	—	(3.06)	(3.01)	(0.10)	(2.59)	—	(2.69)	(5.70)	12.43	(18.60	)(f)	1,234	1.35	(e)	1.10	(e)	1.10	(e)	1.13	(e)	—
Class L	18.31	0.05	—	(3.11)	(3.06)	(0.07)	(2.59)	—	(2.66)	(5.72)	12.59	(18.64	)(f)	31,482	1.21	(e)	1.20	(e)	1.20	(e)	0.90	(e)	—
Class R3	18.56	0.08	—	(3.21)	(3.13)	(0.10)	(2.59)	—	(2.69)	(5.82)	12.74	(18.84	)(f)	910	1.72	(e)	1.66	(e)	1.66	(e)	0.42	(e)	—
Class R4	18.61	0.09	—	(3.20)	(3.11)	(0.10)	(2.59)	—	(2.69)	(5.80)	12.81	(18.67	)(f)	2,395	1.38	(e)	1.36	(e)	1.36	(e)	0.83	(e)	—
Class R5	18.66	0.05	—	(3.16)	(3.11)	(0.10)	(2.59)	—	(2.69)	(5.80)	12.86	(18.60	)(f)	9	1.09	(e)	1.05	(e)	1.05	(e)	1.05	(e)	—
Class Y	18.73	0.06	—	(3.17)	(3.11)	(0.11)	(2.59)	—	(2.70)	(5.81)	12.92	(18.52	)(f)	28,724	0.97	(e)	0.97	(e)	0.97	(e)	1.11	(e)	—
For the Year Ended October 31, 2007
Class A	18.26	0.08	—	1.56	1.64	(0.14)	(1.52)	—	(1.66)	(0.02)	18.24	9.73	(i)	157,671	1.48		1.40		1.40		0.48		77
Class B	16.92	(0.04)	—	1.43	1.39	(0.04)	(1.52)	—	(1.56)	(0.17)	16.75	8.90	(i)	20,792	2.38		2.13		2.13		(0.25)		—
Class C	16.92	(0.01)	—	1.40	1.39	(0.08)	(1.52)	—	(1.60)	(0.21)	16.71	8.91	(i)	32,738	2.19		2.15		2.15		(0.28)		—
Class I	18.27	0.34	—	1.36	1.70	(0.32)	(1.52)	—	(1.84)	(0.14)	18.13	10.08	(i)	4,659	1.22		1.15		1.15		0.61		—
Class L(k)	18.29	0.09	—	1.59	1.68	(0.14)	(1.52)	—	(1.66)	0.02	18.31	9.92	(i)	43,102	1.26		1.25		1.25		0.50		—
Class Y	18.48	0.51	—	1.26	1.77	—	(1.52)	—	(1.52)	0.25	18.73	10.30	(i)	26,645	0.94		0.94		0.94		1.19		—

	— Selected Per-Share Data (a) —											— Ratios and Supplemental Data —
															Ratio of		Ratio of		Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After		Ratio of
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford Value Opportunities Fund — (continued)
From (commencement of operations) December 22, 2006, through October 31, 2007
Class R3	$17.74	$—	$—	$0.82	$0.82	$—	$—	$—	$—	$0.82	$18.56	4.62	%(f)	$124	1.78	%(e)	1.65	%(e)	1.65	%(e)	0.03	%(e)	—%
Class R4	17.74	—	—	0.87	0.87	—	—	—	—	0.87	18.61	4.90	(f)	732	1.40	(e)	1.35	(e)	1.35	(e)	(0.01	)(e)	—
Class R5	17.74	0.12	—	0.80	0.92	—	—	—	—	0.92	18.66	5.19	(f)	11	1.17	(e)	1.05	(e)	1.05	(e)	0.75	(e)	—
For the Year Ended October 31, 2006 (h)
Class A	15.56	0.09	—	3.11	3.20	—	(0.50)	—	(0.50)	2.70	18.26	21.12		111,324	1.52		1.40		1.40		0.51		57
Class B	14.56	(0.03)	—	2.89	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.21		18,271	2.38		2.12		2.12		(0.20)		—
Class C	14.56	(0.04)	—	2.90	2.86	—	(0.50)	—	(0.50)	2.36	16.92	20.20		22,466	2.22		2.15		2.15		(0.24)		—
Class L	15.58	0.12	—	3.11	3.23	(0.02)	(0.50)	—	(0.52)	2.71	18.29	21.31		32,983	1.23		1.23		1.23		0.68		—
Class Y	15.74	0.15	—	3.15	3.30	(0.06)	(0.50)	—	(0.56)	2.74	18.48	21.55		102,915	1.00		1.00		1.00		0.90		—
From (commencement of operations) August 31, 2006, through October 31, 2006 (h)
Class I	17.12	0.01	—	1.14	1.15	—	—	—	—	1.15	18.27	6.72	(f)	12	1.38	(e)	1.15	(e)	1.15	(e)	0.12	(e)	—
For the Year Ended October 31, 2005
Class A	14.06	0.03	—	1.47	1.50	—	—	—	—	1.50	15.56	10.67		66,368	1.62		1.40		1.40		0.27		38
Class B	13.24	(0.05)	—	1.37	1.32	—	—	—	—	1.32	14.56	9.97		13,560	2.51		2.15		2.15		(0.47)		—
Class C	13.25	(0.05)	—	1.36	1.31	—	—	—	—	1.31	14.56	9.89		13,258	2.33		2.15		2.15		(0.47)		—
Class L	14.06	0.07	—	1.45	1.52	—	—	—	—	1.52	15.58	10.81		27,674	1.30		1.30		1.30		0.45		—
Class Y	14.17	0.05	—	1.52	1.57	—	—	—	—	1.57	15.74	11.08		95,974	1.07		1.07		1.07		0.55		—
For the Year Ended October 31, 2004
Class A	12.15	0.01	—	1.90	1.91	—	—	—	—	1.91	14.06	15.72		24,601	1.82		1.45		1.45		0.08		52
Class B	11.53	(0.06)	—	1.77	1.71	—	—	—	—	1.71	13.24	14.83		5,709	2.70		2.15		2.15		(0.64)		—
Class C	11.53	(0.06)	—	1.78	1.72	—	—	—	—	1.72	13.25	14.92		5,627	2.47		2.15		2.15		(0.64)		—
Class L	12.15	—	—	1.91	1.91	—	—	—	—	1.91	14.06	15.72		25,687	1.42		1.42		1.42		0.04		—
Class Y	12.22	0.01	—	1.94	1.95	—	—	—	—	1.95	14.17	15.96		10,101	1.16		1.16		1.16		0.34		—
For the Year Ended October 31, 2003
Class A	9.26	(0.01)	—	2.90	2.89	—	—	—	—	2.89	12.15	31.21		5,917	1.92		1.45		1.45		(0.10)		57
Class B	8.84	(0.04)	—	2.73	2.69	—	—	—	—	2.69	11.53	30.43		1,932	2.63		2.15		2.15		(0.80)		—
Class C	8.85	(0.04)	—	2.72	2.68	—	—	—	—	2.68	11.53	30.28		1,613	2.51		2.15		2.15		(0.81)		—
Class L	9.26	(0.01)	—	2.90	2.89	—	—	—	—	2.89	12.15	31.21		22,701	1.51		1.45		1.45		(0.11)		—
Class Y	9.30	0.01	—	2.91	2.92	—	—	—	—	2.92	12.22	31.40		1	1.33		1.25		1.25		0.08		—

(a)	Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Ratios do not include fees paid indirectly. (See Note 5(d) for impact on ratios)
(e)	Annualized.
(f)	Not annualized.
(g)	Expense ratios do not include expenses of the underlying funds.
(h)	Per share amounts have been calculated using average shares outstanding method.
(i)	Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 5 (g).
(j)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(k)	Classes H, M and N were merged into Class L on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(l)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007. Please refer to Note 8 in the Notes to Financial Statements for further details.
(m)	Includes a tax return of capital of less than $0.01.
(n)	Expense ratio includes a practical waiver of 12b-1 fees.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Financial Highlights — (continued)

(o)	Information presented below represents the calculation of financial highlights from the commencement of Fund.

															Ratio of
															Expenses		Expenses		Expenses
															to Average		to Average		to Average
				Net											Net Assets		Net Assets		Net Assets
				Realized						Net					Before		After		After
				and			Distributions			Increase					Waivers and		Waivers and		Waivers and		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net Assets	Reimbursements		Reimbursements		Reimbursements		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			at End of	and Including		and Including		and Excluding		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		Period	Interest		Interest		Interest		to Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return (b)		(000’s)	Expense (d)		Expense (d)		Expense (d)		Net Assets		Rate (c)
The Hartford High Yield Municipal Bond Fund
From (commencement of operations) May 1, 2007, through October 31, 2007
Class A	$10.00	$0.20	$—	$(0.54)	$(0.34)	$(0.20)	$—	$—	$(0.20)	$(0.54)	$9.46	(3.41	)(f)	$46,261	0.96	%(e)	0.23	%(e)	0.23	%(e)	4.72	%(e)	23%
Class B	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	1,333	1.70	(e)	0.93	(e)	0.93	(e)	4.00	(e)	—
Class C	10.00	0.17	—	(0.54)	(0.37)	(0.17)	—	—	(0.17)	(0.54)	9.46	(3.71	)(f)	11,236	1.74	(e)	0.98	(e)	0.98	(e)	4.12	(e)	—
Class I	10.00	0.21	—	(0.53)	(0.32)	(0.21)	—	—	(0.21)	(0.53)	9.47	(3.21	)(f)	6,879	0.76	(e)	—	(e)	—	(e)	5.11	(e)	—
The Hartford Strategic Income Fund
From (commencement of operations) May 15, 2007, through October 31, 2007
Class A	10.00	0.31	—	(0.26)	0.05	(0.30)	—	—	(0.30)	(0.25)	9.75	0.52	(i)	42,949	0.96	(e)	0.44	(e)	0.44	(e)	7.10	(e)	42
Class B	10.00	0.27	—	(0.26)	0.01	(0.26)	—	—	(0.26)	(0.25)	9.75	0.20	(i)	2,644	1.71	(e)	1.19	(e)	1.19	(e)	6.38	(e)	—
Class C	10.00	0.27	—	(0.25)	0.02	(0.26)	—	—	(0.26)	(0.24)	9.76	0.30	(i)	17,275	1.75	(e)	1.23	(e)	1.23	(e)	6.38	(e)	—
Class I	10.00	0.31	—	(0.23)	0.08	(0.31)	—	—	(0.31)	(0.23)	9.77	0.82	(i)	11,212	0.78	(e)	0.26	(e)	0.26	(e)	7.35	(e)	—

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 101 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely, Ms. Fleege, and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 61) Director since 2003, Co-Chairman of the Investment Committee
Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 67) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 62) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 66) Director since 2005
Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 63) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 63) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 61) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Thomas M. Marra (age 49) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. He is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL, Inc. from 2000 to 2008 and as President of HL, Inc. from 2002 to 2008.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Directors and Officers (Unaudited) — (continued)

Lowndes A. Smith (age 68) Director since 2002, Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

David M. Znamierowski (age 47) Director since 1999 (MF) and 2005 (MF2)
Mr. Znamierowski currently serves as Director and President of Hartford Investment Management Company (“Hartford Investment Management”), as Chief Investment Officer and Executive Vice President for The Hartford and HL, Inc., as Director, Chief Investment Officer and Executive Vice President of Hartford Life Insurance Company (“Hartford Life”) and as Chief Investment Officer for Hartford Administrative Services Company (“HASCO”).

Other Officers

Robert M. Arena, Jr. (age 39) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life and heads its Retail Products Group in the Individual Markets Group segment. Additionally, Mr. Arena is Director and Senior Vice President of HASCO, Manager and Senior Vice President/Business Line Principal of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager and Senior Vice President of HL Investment Advisors, LLC (“HL Advisors”). Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 49) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (age 48) AML Compliance Officer since 2005
Ms. Fleege has served as Chief Compliance Officer for HASCO since 2005 and for Hartford Investor Services Company, LLC, (“HISC”) since 2006. Prior to joining Hartford Life in 2005, Ms. Fleege was Counsel for Ameriprise Financial Corporation from 2000 to 2005.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 40) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant General Counsel and Assistant Vice President of The Hartford and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, Assistant Vice President of Hartford Life, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life and Director of its Investment Advisory Group in the Individual Markets Group segment. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 47) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

John C. Walters (age 46) President since 2007
Mr. Walters currently serves as President, Chief Executive Officer and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division and as Co-Chief Operating Officer of HL, Inc. and as Executive Vice President and Director of its Investment Products Division. Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and Executive Vice President of The Hartford. In addition, Mr. Walters is the Chief Executive Officer, Manager and President of HIFSCO and HL Advisors.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2007 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2007 through April 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Advisers Fund
Class A	$1,000.00	$928.90	$5.61	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class B	$1,000.00	$925.10	$9.62	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class C	$1,000.00	$926.10	$8.91	$1,000.00	$1,015.61	$9.32	1.86%	182	366
Class R3	$1,000.00	$927.60	$6.85	$1,000.00	$1,017.75	$7.17	1.43%	182	366
Class R4	$1,000.00	$929.70	$5.42	$1,000.00	$1,019.24	$5.67	1.13%	182	366
Class R5	$1,000.00	$930.70	$3.84	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class Y	$1,000.00	$931.20	$3.41	$1,000.00	$1,021.33	$3.57	0.71%	182	366
The Hartford Balanced Allocation Fund
Class A	$1,000.00	$947.70	$2.57	$1,000.00	$1,022.23	$2.66	0.53%	182	366
Class B	$1,000.00	$944.50	$6.53	$1,000.00	$1,018.15	$6.77	1.35%	182	366
Class C	$1,000.00	$943.90	$6.19	$1,000.00	$1,018.50	$6.42	1.28%	182	366
Class I	$1,000.00	$949.90	$1.02	$1,000.00	$1,023.82	$1.06	0.21%	182	366
Class R3	$1,000.00	$946.10	$4.55	$1,000.00	$1,020.19	$4.72	0.94%	182	366
Class R4	$1,000.00	$947.80	$2.86	$1,000.00	$1,021.93	$2.97	0.59%	182	366
Class R5	$1,000.00	$949.70	$1.41	$1,000.00	$1,023.42	$1.46	0.29%	182	366
The Hartford Balanced Income Fund
Class A	$1,000.00	$967.80	$5.87	$1,000.00	$1,018.90	$6.02	1.20%	182	366
Class B	$1,000.00	$964.40	$9.77	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class C	$1,000.00	$964.70	$9.67	$1,000.00	$1,015.02	$9.92	1.98%	182	366
Class Y	$1,000.00	$969.80	$4.26	$1,000.00	$1,020.54	$4.37	0.87%	182	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Capital Appreciation Fund
Class A	$1,000.00	$922.35	$5.28	$1,000.00	$1,019.37	$5.55	1.10%	182	366
Class B	$1,000.00	$918.68	$9.11	$1,000.00	$1,015.37	$9.57	1.91%	182	366
Class C	$1,000.00	$918.93	$8.73	$1,000.00	$1,015.76	$9.17	1.83%	182	366
Class I	$1,000.00	$923.90	$3.78	$1,000.00	$1,020.93	$3.97	0.79%	182	366
Class R3	$1,000.00	$920.35	$7.54	$1,000.00	$1,017.01	$7.92	1.58%	182	366
Class R4	$1,000.00	$922.37	$5.31	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class R5	$1,000.00	$923.64	$3.92	$1,000.00	$1,020.79	$4.12	0.82%	182	366
Class Y	$1,000.00	$924.19	$3.42	$1,000.00	$1,021.31	$3.59	0.71%	182	366
The Hartford Capital Appreciation II Fund
Class A	$1,000.00	$866.36	$6.40	$1,000.00	$1,018.00	$6.92	1.38%	182	366
Class B	$1,000.00	$862.23	$10.37	$1,000.00	$1,013.72	$11.22	2.24%	182	366
Class C	$1,000.00	$862.62	$9.82	$1,000.00	$1,014.32	$10.62	2.12%	182	366
Class I	$1,000.00	$867.62	$4.97	$1,000.00	$1,019.54	$5.37	1.07%	182	366
Class R3	$1,000.00	$864.28	$8.07	$1,000.00	$1,016.21	$8.72	1.74%	182	366
Class R4	$1,000.00	$866.60	$6.64	$1,000.00	$1,017.75	$7.17	1.43%	182	366
Class R5	$1,000.00	$867.01	$5.20	$1,000.00	$1,019.29	$5.62	1.12%	182	366
Class Y	$1,000.00	$867.80	$4.64	$1,000.00	$1,019.89	$5.02	1.00%	182	366
The Hartford Checks and Balances Fund
Class A	$1,000.00	$961.51	$1.95	$1,000.00	$1,022.87	$2.01	0.40%	182	366
Class B	$1,000.00	$958.50	$5.94	$1,000.00	$1,018.80	$6.12	1.22%	182	366
Class C	$1,000.00	$958.74	$5.60	$1,000.00	$1,019.14	$5.77	1.15%	182	366
Class I	$1,000.00	$962.13	$0.28	$1,000.00	$1,008.05	$0.28	0.17%	61	366
The Hartford Conservative Allocation Fund
Class A	$1,000.00	$968.65	$2.79	$1,000.00	$1,022.03	$2.87	0.57%	182	366
Class B	$1,000.00	$965.12	$6.50	$1,000.00	$1,018.25	$6.67	1.33%	182	366
Class C	$1,000.00	$964.42	$6.50	$1,000.00	$1,018.25	$6.67	1.33%	182	366
Class I	$1,000.00	$970.07	$1.37	$1,000.00	$1,023.47	$1.41	0.28%	182	366
Class R3	$1,000.00	$966.06	$4.99	$1,000.00	$1,019.79	$5.12	1.02%	182	366
Class R4	$1,000.00	$968.96	$3.04	$1,000.00	$1,021.78	$3.12	0.62%	182	366
Class R5	$1,000.00	$969.75	$1.57	$1,000.00	$1,023.27	$1.61	0.32%	182	366
The Hartford Disciplined Equity Fund
Class A	$1,000.00	$894.10	$6.59	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class B	$1,000.00	$891.24	$9.31	$1,000.00	$1,015.02	$9.92	1.98%	182	366
Class C	$1,000.00	$891.32	$9.92	$1,000.00	$1,014.37	$10.57	2.11%	182	366
Class R3	$1,000.00	$893.02	$7.77	$1,000.00	$1,016.66	$8.27	1.65%	182	366
Class R4	$1,000.00	$895.04	$6.03	$1,000.00	$1,018.50	$6.42	1.28%	182	366
Class R5	$1,000.00	$895.92	$4.67	$1,000.00	$1,019.94	$4.97	0.99%	182	366
Class Y	$1,000.00	$896.64	$4.20	$1,000.00	$1,020.44	$4.47	0.89%	182	366
The Hartford Dividend and Growth Fund
Class A	$1,000.00	$935.43	$5.19	$1,000.00	$1,019.51	$5.41	1.08%	182	366
Class B	$1,000.00	$931.04	$9.41	$1,000.00	$1,015.12	$9.82	1.96%	182	366
Class C	$1,000.00	$931.60	$8.79	$1,000.00	$1,015.76	$9.17	1.83%	182	366
Class I	$1,000.00	$936.76	$3.76	$1,000.00	$1,020.98	$3.92	0.78%	182	366
Class R3	$1,000.00	$932.95	$7.21	$1,000.00	$1,017.40	$7.52	1.50%	182	366
Class R4	$1,000.00	$935.34	$5.23	$1,000.00	$1,019.46	$5.46	1.09%	182	366
Class R5	$1,000.00	$936.84	$3.80	$1,000.00	$1,020.93	$3.97	0.79%	182	366
Class Y	$1,000.00	$937.19	$3.28	$1,000.00	$1,021.48	$3.42	0.68%	182	366
The Hartford Equity Growth Allocation Fund
Class A	$1,000.00	$899.32	$3.16	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class B	$1,000.00	$895.83	$7.02	$1,000.00	$1,017.45	$7.47	1.49%	182	366
Class C	$1,000.00	$896.57	$6.70	$1,000.00	$1,017.80	$7.12	1.42%	182	366
Class I	$1,000.00	$901.51	$1.37	$1,000.00	$1,023.42	$1.46	0.29%	182	366
Class R3	$1,000.00	$898.15	$4.48	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class R4	$1,000.00	$899.36	$3.02	$1,000.00	$1,021.68	$3.22	0.64%	182	366
Class R5	$1,000.00	$900.77	$1.61	$1,000.00	$1,023.17	$1.71	0.34%	182	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Equity Income Fund
Class A	$1,000.00	$928.11	$5.42	$1,000.00	$1,019.24	$5.67	1.13%	182	366
Class B	$1,000.00	$923.82	$9.52	$1,000.00	$1,014.97	$9.97	1.99%	182	366
Class C	$1,000.00	$924.42	$8.90	$1,000.00	$1,015.61	$9.32	1.86%	182	366
Class I	$1,000.00	$930.00	$3.98	$1,000.00	$1,020.74	$4.17	0.83%	182	366
Class R3	$1,000.00	$926.59	$7.14	$1,000.00	$1,017.45	$7.47	1.49%	182	366
Class R4	$1,000.00	$927.69	$5.37	$1,000.00	$1,019.29	$5.62	1.12%	182	366
Class R5	$1,000.00	$929.72	$4.03	$1,000.00	$1,020.69	$4.22	0.84%	182	366
Class Y	$1,000.00	$929.55	$3.55	$1,000.00	$1,021.18	$3.72	0.74%	182	366
The Hartford Floating Rate Fund
Class A	$1,000.00	$960.33	$4.81	$1,000.00	$1,019.95	$4.96	0.99%	182	366
Class B	$1,000.00	$956.81	$8.51	$1,000.00	$1,016.16	$8.77	1.75%	182	366
Class C	$1,000.00	$957.65	$8.52	$1,000.00	$1,016.16	$8.77	1.75%	182	366
Class I	$1,000.00	$962.61	$3.54	$1,000.00	$1,021.25	$3.65	0.73%	182	366
Class R3	$1,000.00	$960.23	$6.04	$1,000.00	$1,018.70	$6.22	1.24%	182	366
Class R4	$1,000.00	$961.30	$4.88	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class R5	$1,000.00	$962.19	$4.15	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class Y	$1,000.00	$962.80	$3.37	$1,000.00	$1,021.43	$3.47	0.69%	182	366
The Hartford Fundamental Growth Fund
Class A	$1,000.00	$940.76	$7.00	$1,000.00	$1,017.65	$7.28	1.45%	182	366
Class B	$1,000.00	$937.14	$10.59	$1,000.00	$1,013.93	$11.01	2.20%	182	366
Class C	$1,000.00	$937.19	$10.60	$1,000.00	$1,013.92	$11.02	2.20%	182	366
Class Y	$1,000.00	$942.98	$4.83	$1,000.00	$1,019.89	$5.02	1.00%	182	366
The Hartford Global Communications Fund
Class A	$1,000.00	$907.77	$7.40	$1,000.00	$1,017.11	$7.82	1.56%	182	366
Class B	$1,000.00	$904.38	$10.75	$1,000.00	$1,013.58	$11.36	2.27%	182	366
Class C	$1,000.00	$905.14	$10.89	$1,000.00	$1,013.43	$11.51	2.30%	182	366
Class Y	$1,000.00	$910.55	$5.10	$1,000.00	$1,019.53	$5.39	1.07%	182	366
The Hartford Global Equity Fund
Class A	$1,000.00	$1,032.00	$2.78	$1,000.00	$1,005.60	$2.74	1.64%	61	366
Class B	$1,000.00	$1,031.00	$4.05	$1,000.00	$1,004.35	$3.99	2.39%	61	366
Class C	$1,000.00	$1,031.00	$4.05	$1,000.00	$1,004.35	$3.99	2.39%	61	366
Class I	$1,000.00	$1,033.00	$2.35	$1,000.00	$1,006.02	$2.32	1.39%	61	366
Class R3	$1,000.00	$1,032.00	$3.22	$1,000.00	$1,005.17	$3.17	1.90%	61	366
Class R4	$1,000.00	$1,032.00	$2.83	$1,000.00	$1,005.55	$2.79	1.67%	61	366
Class R5	$1,000.00	$1,032.00	$2.42	$1,000.00	$1,005.95	$2.39	1.43%	61	366
Class Y	$1,000.00	$1,033.00	$2.24	$1,000.00	$1,006.13	$2.21	1.32%	61	366
The Hartford Global Financial Services Fund
Class A	$1,000.00	$839.92	$7.32	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class B	$1,000.00	$838.70	$9.46	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class C	$1,000.00	$837.90	$10.74	$1,000.00	$1,013.18	$11.76	2.35%	182	366
Class Y	$1,000.00	$842.42	$5.36	$1,000.00	$1,019.05	$5.87	1.17%	182	366
The Hartford Global Growth Fund
Class A	$1,000.00	$870.43	$6.79	$1,000.00	$1,017.60	$7.32	1.46%	182	366
Class B	$1,000.00	$867.99	$9.47	$1,000.00	$1,014.72	$10.22	2.04%	182	366
Class C	$1,000.00	$867.37	$9.94	$1,000.00	$1,014.22	$10.72	2.14%	182	366
Class R3	$1,000.00	$869.38	$8.09	$1,000.00	$1,016.21	$8.72	1.74%	182	366
Class R4	$1,000.00	$869.33	$6.65	$1,000.00	$1,017.75	$7.17	1.43%	182	366
Class R5	$1,000.00	$872.65	$4.64	$1,000.00	$1,019.91	$5.01	1.00%	182	366
Class Y	$1,000.00	$872.86	$4.19	$1,000.00	$1,020.39	$4.52	0.90%	182	366
The Hartford Global Health Fund
Class A	$1,000.00	$897.60	$6.62	$1,000.00	$1,017.89	$7.04	1.40%	182	366
Class B	$1,000.00	$894.50	$10.60	$1,000.00	$1,013.67	$11.27	2.25%	182	366
Class C	$1,000.00	$894.15	$10.10	$1,000.00	$1,014.20	$10.74	2.14%	182	366
Class I	$1,000.00	$898.80	$5.29	$1,000.00	$1,019.29	$5.62	1.12%	182	366
Class R3	$1,000.00	$896.26	$8.16	$1,000.00	$1,016.26	$8.67	1.73%	182	366
Class R4	$1,000.00	$898.29	$6.42	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R5	$1,000.00	$900.68	$5.01	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class Y	$1,000.00	$899.81	$4.49	$1,000.00	$1,020.14	$4.77	0.95%	182	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Global Technology Fund
Class A	$1,000.00	$850.62	$6.63	$1,000.00	$1,017.70	$7.22	1.44%	182	366
Class B	$1,000.00	$848.18	$9.14	$1,000.00	$1,014.97	$9.97	1.99%	182	366
Class C	$1,000.00	$846.04	$10.51	$1,000.00	$1,013.48	$11.46	2.29%	182	366
Class Y	$1,000.00	$851.01	$4.97	$1,000.00	$1,019.49	$5.42	1.08%	182	366
The Hartford Growth Allocation Fund
Class A	$1,000.00	$927.26	$2.78	$1,000.00	$1,021.98	$2.92	0.58%	182	366
Class B	$1,000.00	$923.79	$6.70	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class C	$1,000.00	$923.40	$6.36	$1,000.00	$1,018.25	$6.67	1.33%	182	366
Class I	$1,000.00	$929.58	$1.06	$1,000.00	$1,023.77	$1.11	0.22%	182	366
Class R3	$1,000.00	$924.99	$4.79	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class R4	$1,000.00	$927.12	$2.87	$1,000.00	$1,021.88	$3.02	0.60%	182	366
Class R5	$1,000.00	$929.01	$1.44	$1,000.00	$1,023.37	$1.51	0.30%	182	366
The Hartford Growth Fund
Class A	$1,000.00	$891.79	$5.97	$1,000.00	$1,018.55	$6.37	1.27%	182	366
Class B	$1,000.00	$888.33	$9.16	$1,000.00	$1,015.17	$9.77	1.95%	182	366
Class C	$1,000.00	$888.66	$9.25	$1,000.00	$1,015.07	$9.87	1.97%	182	366
Class I	$1,000.00	$893.28	$4.24	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class L	$1,000.00	$892.68	$4.89	$1,000.00	$1,019.69	$5.22	1.04%	182	366
Class R3	$1,000.00	$890.09	$7.29	$1,000.00	$1,017.15	$7.78	1.55%	182	366
Class R4	$1,000.00	$891.93	$5.69	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R5	$1,000.00	$893.14	$4.42	$1,000.00	$1,020.19	$4.72	0.94%	182	366
Class Y	$1,000.00	$893.78	$3.77	$1,000.00	$1,020.89	$4.02	0.80%	182	366
The Hartford Growth Opportunities Fund
Class A	$1,000.00	$864.07	$5.79	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class B	$1,000.00	$860.58	$9.58	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class C	$1,000.00	$861.81	$8.84	$1,000.00	$1,015.37	$9.57	1.91%	182	366
Class I	$1,000.00	$866.78	$3.97	$1,000.00	$1,020.62	$4.29	0.85%	182	366
Class L	$1,000.00	$865.26	$4.64	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class R3	$1,000.00	$863.14	$6.90	$1,000.00	$1,017.45	$7.47	1.49%	182	366
Class R4	$1,000.00	$864.67	$5.42	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class R5	$1,000.00	$865.50	$4.22	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class Y	$1,000.00	$866.14	$3.57	$1,000.00	$1,021.03	$3.87	0.77%	182	366
The Hartford High Yield Fund
Class A	$1,000.00	$978.97	$5.66	$1,000.00	$1,019.14	$5.77	1.15%	182	366
Class B	$1,000.00	$974.06	$9.28	$1,000.00	$1,015.47	$9.47	1.89%	182	366
Class C	$1,000.00	$975.31	$9.33	$1,000.00	$1,015.42	$9.52	1.90%	182	366
Class I	$1,000.00	$979.25	$3.43	$1,000.00	$1,017.43	$3.50	0.83%	153	366
Class R3	$1,000.00	$976.49	$6.88	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class R4	$1,000.00	$978.00	$5.41	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class R5	$1,000.00	$979.02	$4.43	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class Y	$1,000.00	$979.36	$4.04	$1,000.00	$1,020.79	$4.12	0.82%	182	366
The Hartford High Yield Municipal Bond Fund
Class A	$1,000.00	$952.35	$1.55	$1,000.00	$1,023.27	$1.61	0.32%	182	366
Class B	$1,000.00	$948.70	$5.33	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class C	$1,000.00	$949.79	$5.33	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class I	$1,000.00	$953.61	$0.44	$1,000.00	$1,024.42	$0.45	0.09%	182	366
The Hartford Income Allocation Fund
Class A	$1,000.00	$1,013.41	$2.80	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class B	$1,000.00	$1,010.68	$6.55	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class C	$1,000.00	$1,010.76	$6.55	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class I	$1,000.00	$1,015.69	$1.55	$1,000.00	$1,023.32	$1.56	0.31%	182	366
Class R3	$1,000.00	$1,012.58	$4.75	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class R4	$1,000.00	$1,013.94	$3.25	$1,000.00	$1,021.63	$3.27	0.65%	182	366
Class R5	$1,000.00	$1,015.56	$1.75	$1,000.00	$1,023.12	$1.76	0.35%	182	366
The Hartford Income Fund
Class A	$1,000.00	$999.64	$4.72	$1,000.00	$1,020.15	$4.76	0.95%	182	366
Class B	$1,000.00	$995.91	$8.43	$1,000.00	$1,016.41	$8.52	1.70%	182	366
Class C	$1,000.00	$995.92	$8.44	$1,000.00	$1,016.41	$8.52	1.70%	182	366
Class Y	$1,000.00	$1,001.18	$3.08	$1,000.00	$1,021.78	$3.12	0.62%	182	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Inflation Plus Fund
Class A	$1,000.00	$1,072.60	$4.38	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class B	$1,000.00	$1,068.81	$8.23	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class C	$1,000.00	$1,068.86	$8.23	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class I	$1,000.00	$1,074.73	$3.15	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class R3	$1,000.00	$1,070.45	$6.49	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R4	$1,000.00	$1,071.76	$5.17	$1,000.00	$1,019.88	$5.04	1.00%	182	366
Class R5	$1,000.00	$1,073.07	$3.61	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class Y	$1,000.00	$1,073.92	$3.09	$1,000.00	$1,021.88	$3.02	0.60%	182	366
The Hartford International Growth Fund
Class A	$1,000.00	$828.93	$6.59	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class B	$1,000.00	$825.34	$10.35	$1,000.00	$1,013.53	$11.41	2.28%	182	366
Class C	$1,000.00	$825.63	$9.90	$1,000.00	$1,014.02	$10.92	2.18%	182	366
Class I	$1,000.00	$830.50	$4.92	$1,000.00	$1,019.49	$5.42	1.08%	182	366
Class R3	$1,000.00	$827.30	$8.50	$1,000.00	$1,015.56	$9.37	1.87%	182	366
Class R4	$1,000.00	$828.50	$7.05	$1,000.00	$1,017.16	$7.77	1.55%	182	366
Class R5	$1,000.00	$830.25	$4.87	$1,000.00	$1,019.54	$5.37	1.07%	182	366
Class Y	$1,000.00	$830.54	$4.46	$1,000.00	$1,019.99	$4.92	0.98%	182	366
The Hartford International Opportunities Fund
Class A	$1,000.00	$920.58	$6.88	$1,000.00	$1,017.70	$7.22	1.44%	182	366
Class B	$1,000.00	$917.49	$10.30	$1,000.00	$1,014.12	$10.82	2.16%	182	366
Class C	$1,000.00	$917.75	$10.35	$1,000.00	$1,014.07	$10.87	2.17%	182	366
Class R3	$1,000.00	$919.18	$8.49	$1,000.00	$1,016.01	$8.92	1.78%	182	366
Class R4	$1,000.00	$922.38	$6.64	$1,000.00	$1,017.95	$6.97	1.39%	182	366
Class R5	$1,000.00	$922.48	$4.96	$1,000.00	$1,019.70	$5.21	1.04%	182	366
Class Y	$1,000.00	$922.86	$4.45	$1,000.00	$1,020.24	$4.67	0.93%	182	366
The Hartford International Small Company Fund
Class A	$1,000.00	$881.74	$6.92	$1,000.00	$1,017.50	$7.42	1.48%	182	366
Class B	$1,000.00	$878.49	$10.23	$1,000.00	$1,013.97	$10.97	2.19%	182	366
Class C	$1,000.00	$878.73	$10.42	$1,000.00	$1,013.77	$11.17	2.23%	182	366
Class I	$1,000.00	$883.28	$4.53	$1,000.00	$1,016.09	$4.85	1.15%	153	366
Class Y	$1,000.00	$883.96	$4.68	$1,000.00	$1,019.89	$5.02	1.00%	182	366
The Hartford LargeCap Growth Fund
Class A	$1,000.00	$868.50	$5.81	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class B	$1,000.00	$864.76	$9.27	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class C	$1,000.00	$865.67	$9.28	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class Y	$1,000.00	$870.57	$3.95	$1,000.00	$1,020.64	$4.27	0.85%	182	366
The Hartford MidCap Fund
Class A	$1,000.00	$931.43	$5.91	$1,000.00	$1,018.75	$6.17	1.23%	182	366
Class B	$1,000.00	$927.81	$9.59	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class C	$1,000.00	$927.93	$9.20	$1,000.00	$1,015.32	$9.62	1.92%	182	366
Class Y	$1,000.00	$933.67	$3.85	$1,000.00	$1,020.89	$4.02	0.80%	182	366
The Hartford MidCap Growth Fund
Class A	$1,000.00	$879.06	$6.26	$1,000.00	$1,018.20	$6.72	1.34%	182	366
Class B	$1,000.00	$876.64	$8.63	$1,000.00	$1,015.66	$9.27	1.85%	182	366
Class C	$1,000.00	$875.28	$9.33	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class Y	$1,000.00	$879.80	$4.44	$1,000.00	$1,020.14	$4.77	0.95%	182	366
The Hartford MidCap Value Fund
Class A	$1,000.00	$822.99	$6.35	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class B	$1,000.00	$820.35	$9.50	$1,000.00	$1,014.42	$10.52	2.10%	182	366
Class C	$1,000.00	$819.62	$9.68	$1,000.00	$1,014.22	$10.72	2.14%	182	366
Class Y	$1,000.00	$824.16	$4.26	$1,000.00	$1,020.19	$4.72	0.94%	182	366
The Hartford Money Market Fund
Class A	$1,000.00	$1,015.44	$4.51	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class B	$1,000.00	$1,011.67	$8.25	$1,000.00	$1,016.66	$8.27	1.65%	182	366
Class C	$1,000.00	$1,012.09	$7.80	$1,000.00	$1,017.11	$7.82	1.56%	182	366
Class R3	$1,000.00	$1,014.30	$5.76	$1,000.00	$1,019.14	$5.77	1.15%	182	366
Class R4	$1,000.00	$1,015.73	$4.26	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class R5	$1,000.00	$1,016.89	$3.06	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class Y	$1,000.00	$1,017.37	$2.56	$1,000.00	$1,022.33	$2.56	0.51%	182	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Retirement Income Fund
Class A	$1,000.00	$983.37	$2.42	$1,000.00	$1,022.43	$2.46	0.49%	182	366
Class B	$1,000.00	$979.81	$6.10	$1,000.00	$1,018.70	$6.22	1.24%	182	366
Class C	$1,000.00	$980.16	$6.15	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class R3	$1,000.00	$980.68	$4.38	$1,000.00	$1,020.44	$4.47	0.89%	182	366
Class R4	$1,000.00	$983.12	$2.96	$1,000.00	$1,021.88	$3.02	0.60%	182	366
Class R5	$1,000.00	$985.45	$1.43	$1,000.00	$1,023.42	$1.46	0.29%	182	366
Class Y	$1,000.00	$985.04	$0.64	$1,000.00	$1,024.22	$0.65	0.13%	182	366
The Hartford Select MidCap Value Fund
Class A	$1,000.00	$881.36	$6.08	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class B	$1,000.00	$879.01	$8.46	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class C	$1,000.00	$877.96	$9.43	$1,000.00	$1,014.82	$10.12	2.02%	182	366
Class Y	$1,000.00	$883.40	$4.07	$1,000.00	$1,020.54	$4.37	0.87%	182	366
The Hartford Select SmallCap Value Fund
Class A	$1,000.00	$844.04	$6.42	$1,000.00	$1,017.90	$7.02	1.40%	182	366
Class B	$1,000.00	$840.62	$10.39	$1,000.00	$1,013.58	$11.36	2.27%	182	366
Class C	$1,000.00	$840.77	$10.34	$1,000.00	$1,013.63	$11.31	2.26%	182	366
Class Y	$1,000.00	$845.66	$5.00	$1,000.00	$1,019.44	$5.47	1.09%	182	366
The Hartford Short Duration Fund
Class A	$1,000.00	$992.87	$4.46	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class B	$1,000.00	$989.17	$8.16	$1,000.00	$1,016.66	$8.27	1.65%	182	366
Class C	$1,000.00	$990.19	$8.16	$1,000.00	$1,016.67	$8.27	1.65%	182	366
Class Y	$1,000.00	$994.40	$2.88	$1,000.00	$1,021.98	$2.92	0.58%	182	366
The Hartford Small Company Fund
Class A	$1,000.00	$864.24	$6.40	$1,000.00	$1,018.00	$6.92	1.38%	182	366
Class B	$1,000.00	$861.53	$9.49	$1,000.00	$1,014.67	$10.27	2.05%	182	366
Class C	$1,000.00	$860.70	$9.90	$1,000.00	$1,014.22	$10.72	2.14%	182	366
Class I	$1,000.00	$865.70	$4.92	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R3	$1,000.00	$863.18	$7.64	$1,000.00	$1,016.66	$8.27	1.65%	182	366
Class R4	$1,000.00	$864.54	$5.98	$1,000.00	$1,018.45	$6.47	1.29%	182	366
Class R5	$1,000.00	$865.74	$4.59	$1,000.00	$1,019.94	$4.97	0.99%	182	366
Class Y	$1,000.00	$866.34	$4.13	$1,000.00	$1,020.44	$4.47	0.89%	182	366
The Hartford SmallCap Growth Fund
Class A	$1,000.00	$858.22	$5.82	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class B	$1,000.00	$856.10	$8.54	$1,000.00	$1,015.66	$9.27	1.85%	182	366
Class C	$1,000.00	$854.55	$9.73	$1,000.00	$1,014.37	$10.57	2.11%	182	366
Class I	$1,000.00	$858.87	$5.36	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class L	$1,000.00	$858.86	$5.27	$1,000.00	$1,019.19	$5.72	1.14%	182	366
Class R3	$1,000.00	$857.97	$6.56	$1,000.00	$1,017.80	$7.12	1.42%	182	366
Class R4	$1,000.00	$858.15	$5.91	$1,000.00	$1,018.50	$6.42	1.28%	182	366
Class R5	$1,000.00	$859.44	$4.72	$1,000.00	$1,019.79	$5.12	1.02%	182	366
Class Y	$1,000.00	$859.98	$4.16	$1,000.00	$1,020.39	$4.52	0.90%	182	366
The Hartford Stock Fund
Class A	$1,000.00	$878.45	$5.70	$1,000.00	$1,018.80	$6.12	1.22%	182	366
Class B	$1,000.00	$874.39	$9.93	$1,000.00	$1,014.27	$10.67	2.13%	182	366
Class C	$1,000.00	$874.62	$9.55	$1,000.00	$1,014.67	$10.27	2.05%	182	366
Class R3	$1,000.00	$876.90	$7.00	$1,000.00	$1,017.40	$7.52	1.50%	182	366
Class R4	$1,000.00	$878.18	$5.60	$1,000.00	$1,018.90	$6.02	1.20%	182	366
Class R5	$1,000.00	$879.56	$4.21	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class Y	$1,000.00	$880.17	$3.79	$1,000.00	$1,020.84	$4.07	0.81%	182	366
The Hartford Strategic Income Fund
Class A	$1,000.00	$1,008.84	$2.05	$1,000.00	$1,022.82	$2.06	0.41%	182	366
Class B	$1,000.00	$1,006.03	$5.94	$1,000.00	$1,018.95	$5.97	1.19%	182	366
Class C	$1,000.00	$1,006.08	$5.84	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class I	$1,000.00	$1,011.11	$0.85	$1,000.00	$1,024.02	$0.86	0.17%	182	366
Class Y	$1,000.00	$1,010.23	$0.50	$1,000.00	$1,024.37	$0.50	0.10%	182	366

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Target Retirement 2010 Fund
Class A	$1,000.00	$972.11	$2.50	$1,000.00	$1,022.33	$2.56	0.51%	182	366
Class B	$1,000.00	$969.51	$6.17	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class C	$1,000.00	$968.37	$6.12	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class R3	$1,000.00	$970.14	$4.41	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class R4	$1,000.00	$972.16	$2.99	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class R5	$1,000.00	$972.26	$1.57	$1,000.00	$1,023.27	$1.61	0.32%	182	366
Class Y	$1,000.00	$974.62	$0.74	$1,000.00	$1,024.12	$0.75	0.15%	182	366
The Hartford Target Retirement 2020 Fund
Class A	$1,000.00	$949.00	$2.52	$1,000.00	$1,022.28	$2.62	0.52%	182	366
Class B	$1,000.00	$945.60	$6.05	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class C	$1,000.00	$945.50	$6.15	$1,000.00	$1,018.55	$6.38	1.27%	182	366
Class R3	$1,000.00	$947.89	$4.41	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class R4	$1,000.00	$948.81	$3.00	$1,000.00	$1,021.78	$3.12	0.62%	182	366
Class R5	$1,000.00	$949.97	$1.55	$1,000.00	$1,023.27	$1.61	0.32%	182	366
Class Y	$1,000.00	$951.44	$0.78	$1,000.00	$1,024.07	$0.81	0.16%	182	366
The Hartford Target Retirement 2030 Fund
Class A	$1,000.00	$931.51	$2.64	$1,000.00	$1,022.13	$2.77	0.55%	182	366
Class B	$1,000.00	$929.58	$5.61	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class C	$1,000.00	$928.53	$6.04	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R3	$1,000.00	$929.74	$4.56	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class R4	$1,000.00	$930.84	$3.12	$1,000.00	$1,021.63	$3.27	0.65%	182	366
Class R5	$1,000.00	$930.80	$1.68	$1,000.00	$1,023.12	$1.76	0.35%	182	366
Class Y	$1,000.00	$933.70	$12.02	$1,000.00	$1,012.43	$12.51	2.50%	182	366
The Hartford Tax-Free California Fund
Class A	$1,000.00	$963.53	$4.15	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class B	$1,000.00	$958.87	$7.79	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class C	$1,000.00	$959.92	$7.79	$1,000.00	$1,016.92	$8.01	1.60%	182	366
The Hartford Tax-Free Minnesota Fund
Class A	$1,000.00	$999.99	$4.23	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class B	$1,000.00	$995.25	$7.94	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class C	$1,000.00	$996.26	$7.92	$1,000.00	$1,016.92	$8.01	1.60%	182	366
Class L	$1,000.00	$998.73	$4.47	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class Y	$1,000.00	$1,000.82	$3.43	$1,000.00	$1,021.43	$3.47	0.69%	182	366
The Hartford Tax-Free National Fund
Class A	$1,000.00	$969.90	$4.16	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class B	$1,000.00	$966.98	$7.82	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class C	$1,000.00	$967.06	$7.82	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class I	$1,000.00	$971.18	$2.94	$1,000.00	$1,021.88	$3.02	0.60%	182	366
Class L	$1,000.00	$970.07	$3.92	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class Y	$1,000.00	$971.07	$2.94	$1,000.00	$1,021.88	$3.02	0.60%	182	366
The Hartford Tax-Free New York Fund
Class A	$1,000.00	$992.88	$4.21	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class B	$1,000.00	$989.16	$7.91	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class C	$1,000.00	$989.16	$7.91	$1,000.00	$1,016.91	$8.02	1.60%	182	366
The Hartford Total Return Bond Fund
Class A	$1,000.00	$1,017.95	$5.02	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class B	$1,000.00	$1,013.50	$8.56	$1,000.00	$1,016.36	$8.57	1.71%	182	366
Class C	$1,000.00	$1,014.17	$8.71	$1,000.00	$1,016.21	$8.72	1.74%	182	366
Class I	$1,000.00	$1,019.32	$3.41	$1,000.00	$1,021.48	$3.42	0.68%	182	366
Class R3	$1,000.00	$1,016.31	$6.12	$1,000.00	$1,018.80	$6.12	1.22%	182	366
Class R4	$1,000.00	$1,017.73	$4.97	$1,000.00	$1,019.94	$4.97	0.99%	182	366
Class R5	$1,000.00	$1,020.15	$3.52	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class Y	$1,000.00	$1,019.70	$2.96	$1,000.00	$1,021.93	$2.97	0.59%	182	366
The Hartford U.S. Government Securities Fund
Class A	$1,000.00	$1,022.13	$5.03	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class B	$1,000.00	$1,017.91	$8.28	$1,000.00	$1,016.66	$8.27	1.65%	182	366
Class C	$1,000.00	$1,017.29	$8.78	$1,000.00	$1,016.16	$8.78	1.75%	182	366
Class L	$1,000.00	$1,022.85	$4.43	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class Y	$1,000.00	$1,022.83	$3.27	$1,000.00	$1,021.63	$3.27	0.65%	182	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Expense Example — (continued)

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	October 31, 2007	Account	Account	October 31, 2007	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	October 31, 2007	April 30, 2008	April 30, 2008	October 31, 2007	April 30, 2008	April 30, 2008	ratio	1/2 year	full year
The Hartford Value Fund
Class A	$1,000.00	$932.82	$6.25	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class B	$1,000.00	$928.72	$10.02	$1,000.00	$1,014.47	$10.47	2.09%	182	366
Class C	$1,000.00	$929.62	$9.93	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class I	$1,000.00	$935.29	$3.76	$1,000.00	$1,017.01	$3.92	0.93%	153	366
Class R3	$1,000.00	$931.69	$7.54	$1,000.00	$1,017.06	$7.87	1.57%	182	366
Class R4	$1,000.00	$933.96	$6.06	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R5	$1,000.00	$934.61	$4.67	$1,000.00	$1,020.04	$4.87	0.97%	182	366
Class Y	$1,000.00	$935.27	$4.19	$1,000.00	$1,020.54	$4.37	0.87%	182	366
The Hartford Value Opportunities Fund
Class A	$1,000.00	$813.03	$6.31	$1,000.00	$1,017.90	$7.03	1.40%	182	366
Class B	$1,000.00	$810.79	$9.00	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class C	$1,000.00	$810.28	$9.69	$1,000.00	$1,014.16	$10.78	2.15%	182	366
Class I	$1,000.00	$814.01	$4.96	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class L	$1,000.00	$813.55	$5.41	$1,000.00	$1,018.90	$6.02	1.20%	182	366
Class R3	$1,000.00	$811.61	$7.48	$1,000.00	$1,016.61	$8.32	1.66%	182	366
Class R4	$1,000.00	$813.28	$6.13	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R5	$1,000.00	$814.04	$4.74	$1,000.00	$1,019.64	$5.27	1.05%	182	366
Class Y	$1,000.00	$814.82	$4.38	$1,000.00	$1,020.04	$4.87	0.97%	182	366

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Investment Management And Investment Sub-Advisory Agreements

Hartford Global Equity Fund

At a meeting held on November 7, 2007, the Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to approve the investment management agreement between Hartford Global Equity Fund (the “Fund”) and Hartford Investment Financial Services, LLC (“HIFSCO”), and the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”) (collectively, the “Agreements”). In advance of the November meeting, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials related to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of HIFSCO and Wellington Management regarding the Fund and the proposed investment strategy.

The Board determined that the Agreements were fair and reasonable and in the best interests of the Fund and its shareholders. The Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent and Quality of Services

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Wellington Management’s reputation, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered the representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that the addition of the Fund would not cause material changes in the current compliance programs.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with Mark Mandel, a member of the proposed portfolio team. The Board considered Wellington Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO would be responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team. As Wellington Management did not have a performance track record with respect to an investment strategy substantially similar to the strategy of the Fund, HIFSCO and Wellington Management presented hypothetical historical investment performance results with respect to the investment strategy that would be used to manage the Fund. This information included a report showing hypothetical historical investment performance results with respect to the investment strategy versus the performance of an appropriate benchmark. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered the proposed advisory and sub-advisory fee schedules and considered information about the profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s profitability, the Board considered HIFSCO’s representation that the level of profitability was fair and appropriate based on the nature and quality of the services provided to shareholders. In evaluating Wellington’s profitability, the Board considered primarily HIFSCO’s representation that HIFSCO had negotiated the sub-advisory fee schedule at arm’s length. The Board also noted that the future profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management. The Board concluded that the profits anticipated to be realized by HIFSCO, its affiliates and Wellington Management from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by HIFSCO and Wellington Management

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates and the sub-advisory fee that HIFSCO would pay Wellington Management. In this regard, the Board received information from HIFSCO and Wellington Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s management fees and total operating expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”). In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that according to the information provided by Lipper, the proposed management fee for the Fund is slightly above the Lipper average, but below median fees for its peer group from the $100 million to $500 million asset levels. Based on these considerations, the Board concluded that the Fund’s management fee and sub-advisory fee, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval Of Investment Management And Investment Sub-Advisory Agreements (Unaudited) — (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representations that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to HIFSCO from its relationship with the Fund. The Board considered information in the Adviser Materials about HIFSCO affiliates that will provide services to the Fund and their anticipated benefits from their relationships with the Fund. The Board also considered that the following companies, which are affiliates of HIFSCO, provide services to the Fund and receive compensation from the Fund:

• HIFSCO serves as the Fund’s principal underwriter and receives 12b-1 fees from the Fund.

•	Hartford Life Insurance Company provides fund accounting and administration services to the Fund and receives a fee from the Fund for these services.

•	Hartford Administrative Services Company, the Fund’s transfer agent, receives transfer agency compensation from the Fund.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Item 2. Code of Ethics.
     Not applicable to this semi-annual filing.
Item 3. Audit Committee Financial Expert.
     Not applicable to this semi-annual filing.
Item 4. Principal Accountant Fees and Services.
     Not applicable to this semi-annual filing.
Item 5. Audit Committee of Listed Registrants.
     Not applicable to this semi-annual filing.
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.
     Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
     Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.
(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.
Date: June 16, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 16, 2008	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: June 16, 2008	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer